Registration No. 333-103199
                                                      Registration No. 811-04335
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM N-6

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [ ]

         Pre-Effective Amendment No.                                  [ ]

         Post-Effective Amendment No. 6                               [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


         Amendment No. 20                                             [X]


                       (Check appropriate box or boxes)

                           -------------------------

                               SEPARATE ACCOUNT FP
                                      of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                           -------------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104 (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                           -------------------------


                                   DODIE KENT
                           VICE PRESIDENT AND COUNSEL
                      AXA Equitable Life Insurance Company
             1290 Avenue of the Americas, New York, New York 10104
                    (Name and Address of Agent for Service)


                           -------------------------

                 Please send copies of all communications to:
                           CHRISTOPHER E. PALMER, ESQ.
                              Goodwin Procter LLP
                           901 New York Avenue, N.W.
                             Washington, D.C. 20001
                           -------------------------

         Approximate Date of Proposed Public Offering: As soon as practical after the effectiveness of the Registration Statement.

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b)(1)(vii) of Rule 485.

[X]      On May 2, 2005 pursuant to paragraph (b)(1)(vii) of Rule 485.

[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered

         Units of interest in Separate Account FP.

Incentive Life(SM) '02

A flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

PROSPECTUS DATED MAY 1, 2005


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.


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This prospectus describes many aspects of an Incentive Life(SM) '02 policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life(SM) '02. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.

WHAT IS INCENTIVE Life(SM) '02?

Incentive Life(SM) '02 is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



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 Variable investment options
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 Fixed income
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o AXA Premier VIP Core Bond              o EQ/J.P. Morgan Core Bond
o AXA Premier VIP High Yield             o EQ/Money Market
o EQ/Alliance Intermediate Government
  Securities
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 Domestic stocks
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o AXA Premier VIP Health Care            o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Large Cap Core         o EQ/Equity 500 Index
  Equity                                 o EQ/FI Mid Cap
o AXA Premier VIP Large Cap Growth       o EQ/FI Small/Mid Cap Value
o AXA Premier VIP Large Cap Value        o EQ/Lazard Small Cap Value
o AXA Premier VIP Small/Mid Cap          o EQ/Marsico Focus
  Growth                                 o EQ/Mercury Basic Value Equity
o AXA Premier VIP Small/Mid Cap Value    o EQ/MFS Emerging Growth Companies
o AXA Premier VIP Technology             o EQ/Montag & Caldwell Growth*
o EQ/Alliance Common Stock               o EQ/Small Company Index
o EQ/Alliance Growth and Income          o EQ/Small Company Value*
o EQ/Alliance Large Cap Growth*          o EQ/TCW Equity*
o EQ/Alliance Small Cap Growth           o EQ/UBS Growth and Income*
o EQ/Bear Stearns Small Company          o Laudus Rosenberg VIT Value Long/
  Growth*                                  Short Equity
o EQ/Bernstein Diversified Value         o OpCap Renaissance**
o EQ/Boston Advisors Equity Income*      o U.S. Real Estate -- Class I
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 International stocks
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o AXA Premier VIP International Equity   o EQ/Van Kampen Emerging Markets
o EQ/Alliance International                Equity*
o EQ/Mercury International Value
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 Allocation
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o AXA Aggressive Allocation              o AXA Moderate Allocation
o AXA Conservative Allocation            o AXA Moderate-Plus Allocation
o AXA Conservative-Plus Allocation
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(*) This is the investment option's new name, effective on or about May 9, 2005, sub ject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

(**) Formerly named "PEA Renaissance."

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc., the Premier VIT (formerly PIMCO Advisors VIT) or Laudus Variable Insurance Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) decrease the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with Incentive Life(SM) '02 or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.






The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                 X00940/AA & ADL

Contents of this prospectus
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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                 1
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How you can pay for and contribute to your policy                            1
The minimum amount of premiums you must pay                                  1
You can guarantee that your policy will not terminate
  before a certain date                                                      2
You can elect a "paid up" death benefit guarantee                            2
Investment options within your policy                                        2
About your life insurance benefit                                            3
You can decrease your insurance coverage                                     4
You can increase your insurance coverage by purchasing
  another policy                                                             4
Accessing your money                                                         4
Risks of investing in a policy                                               4


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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
   WILL PAY                                                                  6
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Tables of policy charges                                                     6
How we allocate charges among your investment options                       10
Changes in charges                                                          10


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3. WHO IS AXA EQUITABLE?                                                    11
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How to reach us                                                             11
About our Separate Account FP                                               12
Your voting privileges                                                      12


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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       13
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Portfolios of the Trusts                                                    13


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5. DETERMINING YOUR POLICY'S VALUE                                          17
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Your account value                                                          17



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"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "State," we also mean any other local jurisdiction whose laws or regulations affect a policy.

This prospectus does not offer Incentive Life(SM) '02 anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.





i  Contents of this prospectus

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6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                       18
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Transfers you can make                                                      18
How to make transfers                                                       18
Our dollar cost averaging service                                           18
Our asset rebalancing service                                               18


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7. ACCESSING YOUR MONEY                                                     20
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Borrowing from your policy                                                  20
Making withdrawals from your policy                                         20
Surrendering your policy for its net cash surrender value                   21
Your option to receive a living benefit                                     21


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8. TAX INFORMATION                                                          22
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Basic tax treatment for you and your beneficiary                            22
Tax treatment of distributions to you (loans, partial
   withdrawals, and full surrender)                                         22
Tax treatment of living benefits proceeds                                   23
Effect of policy on interest deductions taken by business entities          23
Requirement that we diversify investments                                   23
Estate, gift, and generation-skipping taxes                                 24
Pension and profit-sharing plans                                            24
Split-dollar and other employee benefit programs                            24
ERISA                                                                       24
Our taxes                                                                   24
When we withhold taxes from distributions                                   25
Possibility of future tax changes and other tax information                 25


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9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                 26
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Alternative higher death benefit in certain cases                           26
Guarantee premium test for no-lapse guarantees                              26
Paid up death benefit guarantee                                             26
Other benefits you can add by rider                                         27
Variations among Incentive Life(SM) '02 policies                            28
Your options for receiving policy proceeds                                  28
Your right to cancel within a certain number of days                        28


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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           29
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Deducting policy charges                                                    29


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11. MORE INFORMATION ABOUT PROCEDURES THAT
    APPLY TO YOUR POLICY                                                    31
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Dates and prices at which policy events occur                               31
Policy issuance                                                             31
Ways to make premium and loan payments                                      32
Assigning your policy                                                       32
You change your policy's insured person                                     32
Requirements for surrender requests                                         33
Gender-neutral policies                                                     33
Future policy exchanges                                                     33


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12. MORE INFORMATION ABOUT OTHER MATTERS                                    34
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About our general account                                                   34
Transfers of your account value                                             34
Telephone and EQAccess requests                                             35
Suicide and certain misstatements                                           35
When we pay policy proceeds                                                 36
Changes we can make                                                         36
Reports we will send you                                                    36
Distribution of the policies                                                36
Legal proceedings                                                           37


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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP
    AND AXA EQUITABLE                                                       38
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14. PERSONALIZED ILLUSTRATIONS                                              39
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Illustrations of policy benefits                                            39


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APPENDIX I -- HYPOTHETICAL ILLUSTRATIONS                                   I-1
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REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
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                                                 Contents of this prospectus  ii

An index of key words and phrases

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This index should help you locate more information on the terms used in this prospectus.





                                                   Page
   account value                                     17
   Administrative office                             11
   age                                               32
   Allocation Date                                    2
   alternative death benefit                         26
   amount at risk                                    29
   anniversary                                       31
   assign; assignment                                32
   automatic transfer service                        18
   AXA Equitable                                     11
   AXA Equitable Access Account                      28
   AXA Financial, Inc.                               11
   AXA Premier VIP Trust                          cover
   basis                                             22
   beneficiary                                       28
   business day                                      31
   Cash Surrender Value                              20
   Code                                              22
   collateral                                        20
   cost of insurance charge                          29
   cost of insurance rates                           29
   day                                               31
   default                                            1
   disruptive transfer activity                      34
   dollar cost averaging service                     18
   EQAccess                                          11
   EQ Advisors Trust                              cover
   extended no-lapse guarantee                        2
   face amount                                        3
   grace period                                       1
   guaranteed interest option                         3
   guarantee premium                                  2
   Guaranteed Interest Account                       17
   Incentive Life(SM) '02                         cover
   insured person                                    29
   investment funds                                   3
   investment option                              cover
   issue date                                        32
   lapse                                              1
   Laudus Variable Insurance Trust                cover
   loan, loan interest                               20
   market timing                                     34
   modified endowment contract                       22
   month, year                                       31
   monthly deduction                                 30
   net cash surrender value                          21
   no-lapse guarantee                                 2
   Option A, B                                        3
   our                                                i
   owner                                              i
   paid up                                           22
   paid up death benefit guarantee                    2
   partial withdrawal                                21
   payment option                                    28
   planned periodic premium                           1
   policy                                         cover
   Portfolio                                      cover
   Premier VIT                                    cover



                                                   Page
   premium payments                                   1
   prospectus                                     cover
   rebalancing                                       18
   receive                                           31
   restore, restoration                               2
   riders                                             1
   SEC                                            cover
   Separate Account FP                               12
   state                                              i
   subaccount                                        12
   surrender                                         21
   surrender charge                                   6
   target premium                                     8
   telephone transfers                               18
   The Universal Institutional Funds, Inc.        cover
   transfers                                         18
   Trusts                                         cover
   units                                             17
   unit values                                       17
   us                                                 i
   variable investment option                     cover
   we                                                 i
   withdrawal                                        20
   you, your                                          i


iii  An index of key words and phrases

1. Risk/benefit summary: Policy features, benefits and risks

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Incentive Life(SM) '02 is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life(SM) '02 policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life(SM) '02 policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life(SM) '02 policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

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You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the insured's 100th birthday, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
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LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

If at any time your policy's account value is high enough that the "alternative higher death benefit" discussed later in this prospectus would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net account value" is not enough to pay your policy's monthly charges when due unless:

o you have paid sufficient premiums to maintain one of our available guarantees against termination, your policy is still within the period of that guarantee, and you do not have an outstanding loan (see "You can guarantee that your policy will not terminate before a certain date" below); or

o you have elected the "paid up" death benefit guarantee and it remains in effect, and you do not have an outstanding loan (see "You can elect a "paid up" death benefit guarantee" below).

("Account value" and "net account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the


                   Risk/benefit summary: Policy features, benefits and risks   1
policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

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Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct or (ii) to maintain in effect one of the guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
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You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have two options for how long the guarantee will last. The two guarantee options are as follows:

(1) a guarantee for the first five years of your policy (the policy calls this the "no-lapse guarantee")

                                      or

(2) a guarantee of 20 years, but in no case beyond the policy anniversary nearest to the insured's 100th birthday (the policy calls this the "extended no-lapse guarantee").

In some states, these guarantees may be referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no-lapse guarantees" under "More information about policy features and benefits" later in this prospectus), and any policy loan must not exceed the policy account value. Maintaining the extended no-lapse guarantee against policy termination will require you to pay more premiums than maintaining only the five-year guarantee.

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If you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
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YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the insured's attained age is 99 or less. If you elect the paid up death benefit guarantee, we may initially reduce your base policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, the sum of any outstanding policy loans, accrued interest, and any "restricted" amount due to exercise of a living benefits rider exceeds your policy's account value or if (ii) you request us to terminate the election. For more information about the circumstances under which you can elect the paid-up death benefit, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any


2 Risk/benefit summary: Policy features, benefits and risks time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

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You can choose among variable investment options.
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VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

Our arrangement with Portfolio sponsors that are not affiliated with us may provide that they or one of their affiliates will pay us based on a percentage (up to 0.30% on an annual basis) of the net assets of a Portfolio attributable to the Policies. These fees are not charged to you, the Separate Account or the Portfolio.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

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We will pay at least 3% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT


YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life(SM) '02 policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.

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If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. We also have options available for the manner in which we pay death benefits (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;
                                      or

o Option B -- The face amount plus the policy's "account value" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." For more information on the alternative higher death benefit and for information on other adjustments to the death benefit, see "More information about policy features and benefits" later in this prospectus.

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You can request a change in your death benefit option any time after the second year of the policy and before the policy anniversary nearest to the insured's 100th birthday; however changes to Option B are not permitted beyond the policy year in which the insured person reaches age 85.
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CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to Option B, we automatically reduce your base policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would


                   Risk/benefit summary: Policy features, benefits and risks   3
be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the insured person reaches age 85.

If you change from Option B to Option A, we automatically increase your base policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will determine the new base policy face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy and before the policy anniversary nearest to the insured's 100th birthday. The requested decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

We can refuse any requested decrease. We will not approve any decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy.

The following additional conditions also apply:

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 10 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. In no event will the surrender charge due exceed your account value less any amounts we are holding to secure policy loans (including any interest on those amounts that have not yet been allocated to the variable investment options). We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount. The distribution may be taxable.


YOU CAN INCREASE YOUR INSURANCE COVERAGE BY PURCHASING ANOTHER POLICY

After the first policy year while this policy is in force and the insured person is not more than attained age 85, and provided that there has been no previous reduction in the face amount, you may ask us to increase the face amount of insurance. You must provide evidence satisfactory to us of the insurability of the insured person. Any increase you ask for must be at least $10,000. If the increase is approved, we will issue a new variable life policy for the amount of the increase. The new policy will be issued for the age and rating class of the insured person on the date of increase, and, if we are no longer issuing Incentive Life '02, will be a variable life policy we are issuing on the date of increase. The new policy will be subject to its own terms and conditions, except that (1) we will waive any portion of the monthly administrative charge for the new policy that is independent of the face amount of insurance; and (2) any reduction in face amount, change in death benefit option, or partial withdrawal may not reduce the face amount of the new policy to less than $10,000.


ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy's account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.


o If the policy loan and any accrued loan interest either equals or exceeds the account value, your policy will terminate subject to the policy's Grace Period provision.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.


4  Risk/benefit summary: Policy features, benefits and risks

o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


                   Risk/benefit summary: Policy features, benefits and risks   5

2.  Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.


This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options.





-----------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
 Charge                            When charge is deducted        Amount deducted
-----------------------------------------------------------------------------------------------------------------------------------
Premium charge                     Deducted from each premium     6% of each premium payment. We may increase this
                                   when added to your account     charge higher than 6%, however, as a result of
                                   value                          changes in the tax laws which increase our
                                                                  expenses. Currently, we reduce this charge to 3%
                                                                  of each premium payment after a certain amount.(1)
-----------------------------------------------------------------------------------------------------------------------------------
Surrender (turning in) of          Deducted from your account     The amount of the surrender charge is set forth in
your policy during its first       value at the time you          your policy.(2)
10 years                           surrender

  Lowest and highest                                              For any policy, the lowest initial surrender
  charge                                                          charge per $1,000 of initial base policy face
                                                                  amount would be $5.97, and the highest initial
                                                                  surrender charge per $1,000 of initial base policy
                                                                  face amount would be $30.93.

 Charge for a                                                     The initial surrender charge is $13.81 per $1,000
 representative insured                                           of initial base policy face amount for a male,
                                                                  non-tobacco user, age 35 at issue.
-----------------------------------------------------------------------------------------------------------------------------------
Request a decrease in your         Deducted from your account     A pro rata portion of the full surrender charge
policy's face amount               value on the effective         that would apply to a surrender at the time of the
                                   date of the decrease           decrease in the first 10 years.
-----------------------------------------------------------------------------------------------------------------------------------
Transfers among                    Deducted when you transfer     $25 per transfer (maximum); $0 (current).(3)
investment options                 account value among
                                   investment options
-----------------------------------------------------------------------------------------------------------------------------------


This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.



------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                            When charge is deducted        Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Administrative charges(4)(5)       Deducted from your account     (1) (i) $20 in each of your policy's first 12 months and (ii)
                                   value each month               a maximum charge of $10 in each subsequent month (currently we charge $7 in each subsequent month).

                                                                  (2) We also charge an additional amount per $1,000 of initial base policy face amount during your policy's first ten years.

  Lowest and highest                                              The lowest monthly charge per $1,000 is $0.03, and the highest
  charge (for charge in (2))                                      monthly charge per $1,000 is $0.10.

  Charge for a                                                    The monthly charge is $0.06 per $1,000 for an insured age 35 at
  representative insured                                          issue.
  (for charge in (2))
------------------------------------------------------------------------------------------------------------------------------------



6 Risk/benefit summary: Charges and expenses you will pay


------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                            When charge is deducted        Amount deducted
------------------------------------------------------------------------------------------------------------------------------------


Cost of Insurance Charges(4)(5)(6)

   Lowest and highest              Deducted from your account     The lowest maximum monthly charge per $1,000 of the amount for
   charge                          value each month               which we are at risk(7) under your base policy on the date of the deduction is $0.06, and the highest maximum monthly charge per
                                                                  $1,000 is $83.34.

  Charge for a                                                    The maximum monthly charge per $1,000 is $0.15 in the first policy
  representative insured                                          year for a male insured age 35 in the standard non-tobacco user risk class.(8)
------------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges


Children's Term Insurance          Deducted from your account     The monthly charge per $1,000 of children's term insurance is
                                   value each month while rider   $0.50.
                                   is in effect

Disability Deduction               Deducted from your account     Amount charged as a percentage of the other monthly charges
Waiver(5)                          value each month while rider   deducted from your policy's value.
                                   is in effect
  Lowest and highest                                              The lowest maximum monthly charge is 7% and the highest maximum
  charge                                                          monthly charge is 132%.

  Charge for a                                                    The maximum monthly charge in the first policy year is 12% for
  representative insured                                          a male insured age 35 who is not in a rated risk class.(9)

Disability Premium Waiver(5)

  Lowest and highest               Deducted from your account     Amount charged for disability premium waiver per $1,000 of
  charge                           value each month while rider   benefit for charge which such rider is purchased(10) as follows:
                                   is in effect and while any       Initial base policy face amount: The lowest monthly charge per
                                   option to purchase additional    $1,000 is $0.02 and the highest monthly charge per $1,000 is
                                   insurance and/or children's      $0.76.(11)
                                   term riders are in effect        Option to purchase additional insurance: The lowest monthly charge per $1,000 is $0.02 and the highest monthly charge per
                                                                    $1,000 is $0.08.
                                                                    Children's term insurance: The lowest monthly charge per $1,000 is $0.01 and the highest monthly charge per $1,000 is $0.03.

  Charge for a                                                    Amount charged for disability premium waiver per $1,000 of benefit
  representative insured                                          as representative insured follows:
                                                                    Initial base policy face amount: The monthly charge per $1,000 is $0.07 for a male insured age 35 at issue who is in the
                                                                    non-rated non-tobacco user risk-class.
                                                                    Option to purchase additional insurance: The monthly charge per
                                                                    $1,000 is $0.03 for an insured age 35 at issue who is not in a rated risk class.
                                                                    Children's term insurance: The monthly charge per $1,000 is
                                                                    $0.01 for an insured who is not in a rated risk class.

Option to Purchase
Additional Insurance(5)

  Lowest and highest               Deducted from your account     The lowest monthly charge per $1,000 of option to purchase
  charge                           value each month when rider      additional charge insurance is $0.04 and the highest monthly
                                   is in effect                     charge per $1,000 is $0.17.

  Charge for a
  representative insured                                          The monthly charge per $1,000 is $0.16 for an insured age 35 at issue.







                       Risk/benefit summary: Charges and expenses you will pay 7

------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                            When charge is deducted        Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense              Deducted from your account     (i) During the first 15 policy years, a maximum charge of 0.80%
risk charge                        value each month               (annual rate) of the value you have in our variable investment options; we currently charge 0.80% (annual rate) of the value you have in our variable investment options up to $250,000, 0.70%
                                                                  (annual rate) of the value over $250,000 and up to $2 million, and 0.60% (annual rate) of the value over $2 million, and (ii)
                                                                  for policy years 16 and later, a maximum charge of 0.50% (annual rate) of the value you have in our variable investment options;
                                                                  we currently charge 0.30% (annual rate) of the value you have in our variable investment options up to $250,000 and 0.20% (annual rate) of the value you have in our variable investment options over $250,000.
------------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spread(12)           Calculated daily and is due    Highest Annual rate of 2%. We may, however, increase this charge
(on loan amount)                   on each policy anniversary     higher than 2% as a result of changes in the tax laws which
                                   (or on loan termination, if    increase our expenses.
                                   earlier)
------------------------------------------------------------------------------------------------------------------------------------




(1) Currently, we reduce this charge after an amount equal to ten "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's characteristics, as well as the policy's face amount. Generally, the target premiums per thousand are lower for face amounts of $250,000 and higher. In addition, if your policy includes the accounting benefit endorsement, a portion of the deductions from premiums will be refunded upon surrender within the first three policy years (see "Accounting benefit endorsement" in "More information about policy features and benefits" later in this prospectus).


(2) Beginning after your policy's sixth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 10th year. The initial amount of surrender charge depends on each policy's specific characteristics. In addition, if your policy includes the accounting benefit endorsement, the surrender charges are reduced (see "Accounting benefit endorsement" in "More information about policy features and benefits" later in this prospectus).

(3) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our Dollar Cost Averaging service or Asset Rebalancing service as discussed later in this prospectus.

(4)  Not applicable after the insured person reaches age 100.

(5) Since these charges vary based on individual characteristics of the insured, the charges shown in the table may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(6) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(7) Our amount "at risk" is the difference between the amount of death benefit and the account value as of the deduction date.

(8) For most insured persons at most ages, the current monthly charges per $1,000 are lower than the maximum monthly charges per $1,000.

(9) The current monthly charges for this rider are lower than the maximum monthly charges.

(10) Amount charged equals the sum of disability premium waiver rider charges corresponding to the base policy, and to any option to purchase additional insurance or children's term insurance riders that you have added to your policy.

(11) The monthly charges corresponding to the base policy will be adjusted proportionately to any face amount reduction made at your request or resulting from a partial withdrawal under death benefit Option A.


(12) We charge interest on policy loans but credit you with interest on the amount of the account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.



You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.




-----------------------------------------------------------------------------------------------------------------------------------
     Portfolio operating expenses expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio                                                  Lowest     Highest
Operating Expenses for 2004 (expenses that are deducted                 -----      ------
from Portfolio assets including management fees, 12b-1 fees,            0.30%      4.10%
service fees and/or other expenses)(1)
------------------------------------------------------------------------------------------------------------------------------------



8 Risk/benefit summary: Charges and expenses you will pay

This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.




--------------------------------------------------------------------------------------------
                                                Management                        Other
 Portfolio Name                                 Fees(2)      12b-1 Fees(3)   Expenses(4)
--------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        0.10%           --             0.29%
--------------------------------------------------------------------------------------------
AXA Conservative Allocation                      0.10%           --             0.41%
--------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                 0.10%           --             0.30%
--------------------------------------------------------------------------------------------
AXA Moderate Allocation                          0.10%           --             0.16%
--------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                     0.10%           --             0.20%
--------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%           --             0.20%
--------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                      1.20%           --             0.40%
--------------------------------------------------------------------------------------------
AXA Premier VIP High Yield                       0.58%           --             0.18%
--------------------------------------------------------------------------------------------
AXA Premier VIP International Equity             1.05%           --             0.50%
--------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core Equity            0.90%           --             0.32%
--------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Growth                 0.90%           --             0.26%
--------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value                  0.90%           --             0.25%
--------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth             1.10%           --             0.25%
--------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value              1.10%           --             0.25%
--------------------------------------------------------------------------------------------
AXA Premier VIP Technology                       1.20%           --             0.40%
--------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.47%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    0.56%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   0.50%           --             0.06%
--------------------------------------------------------------------------------------------
EQ/Alliance International                        0.73%           --             0.12%
--------------------------------------------------------------------------------------------
EQ/Alliance Large Cap Growth*                    0.90%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     0.75%           --             0.06%
--------------------------------------------------------------------------------------------
EQ/Bear Stearns Small Company Growth*            1.00%         0.25%            0.18%
--------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   0.63%           --             0.07%
--------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income*                0.75%         0.25%            0.21%
--------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  0.65%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              0.25%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    0.70%           --             0.06%
--------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        0.74%           --             0.08%
--------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond                         0.44%           --             0.06%
--------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                        0.75%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/Marsico Focus                                 0.88%           --             0.06%
--------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    0.58%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/Mercury International Value                   0.85%           --             0.15%
--------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 0.65%           --             0.06%
--------------------------------------------------------------------------------------------
EQ/Money Market                                  0.34%           --             0.05%
--------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth*                     0.75%         0.25%            0.12%
--------------------------------------------------------------------------------------------
EQ/Small Company Index                           0.25%           --             0.13%
--------------------------------------------------------------------------------------------
EQ/Small Company Value*                          0.80%         0.25%            0.12%
--------------------------------------------------------------------------------------------
EQ/TCW Equity*                                   0.80%         0.25%            0.12%
--------------------------------------------------------------------------------------------
EQ/UBS Growth and Income*                        0.75%         0.25%            0.16%
--------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity*           1.15%           --             0.40%
--------------------------------------------------------------------------------------------
 LAUDUS VARIABLE INSURANCE TRUST:
--------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity     1.50%         0.25%            2.35%
--------------------------------------------------------------------------------------------
 PREMIER VIT:
--------------------------------------------------------------------------------------------
OpCap Renaissance**                              0.80%           --             0.37%
--------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
--------------------------------------------------------------------------------------------
U.S. Real Estate -- Class I(7)                   0.76%           --             0.26%
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                                              Total
                                                              Annual      Fee Waivers
                                               Underlying    Expenses       and/or
                                               Portfolio      Before       Expense      Net Total
                                                Fees and      Expense     Reimburse-     Annual
 Portfolio Name                               Expenses(5)   Limitation     ments(6)     Expenses
--------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
--------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        0.99%         1.38%        (0.29)%       1.09%
--------------------------------------------------------------------------------------------------
AXA Conservative Allocation                      0.75%         1.26%        (0.41)%       0.85%
--------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                 0.80%         1.20%        (0.30)%       0.90%
--------------------------------------------------------------------------------------------------
AXA Moderate Allocation                          0.83%         1.09%        (0.16)%       0.93%
--------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                     1.02%         1.32%        (0.20)%       1.12%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                          --          0.80%        (0.10)%       0.70%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                        --          1.60%         0.00%        1.60%
--------------------------------------------------------------------------------------------------
AXA Premier VIP High Yield                         --          0.76%           --         0.76%
--------------------------------------------------------------------------------------------------
AXA Premier VIP International Equity               --          1.55%         0.00%        1.55%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core Equity              --          1.22%        (0.12)%       1.10%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Growth                   --          1.16%        (0.06)%       1.10%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value                    --          1.15%        (0.05)%       1.10%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth               --          1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value                --          1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------
AXA Premier VIP Technology                         --          1.60%         0.00%        1.60%
--------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                           --          0.52%           --         0.52%
--------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                      --          0.61%           --         0.61%
--------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities     --          0.56%           --         0.56%
--------------------------------------------------------------------------------------------------
EQ/Alliance International                          --          0.85%         0.00%        0.85%
--------------------------------------------------------------------------------------------------
EQ/Alliance Large Cap Growth*                      --          0.95%        (0.10)%       0.85%
--------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                       --          0.81%           --         0.81%
--------------------------------------------------------------------------------------------------
EQ/Bear Stearns Small Company Growth*              --          1.43%        (0.13)%       1.30%
--------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                     --          0.70%         0.00%        0.70%
--------------------------------------------------------------------------------------------------
EQ/Boston Advisors Equity Income*                  --          1.21%        (0.16)%       1.05%
--------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                    --          0.70%         0.00%        0.70%
--------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                                --          0.30%           --         0.30%
--------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                      --          0.76%        (0.01)%       0.75%
--------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                          --          0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond                           --          0.50%         0.00%        0.50%
--------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                          --          0.80%         0.00%        0.80%
--------------------------------------------------------------------------------------------------
EQ/Marsico Focus                                   --          0.94%        (0.04)%       0.90%
--------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                      --          0.63%         0.00%        0.63%
--------------------------------------------------------------------------------------------------
EQ/Mercury International Value                     --          1.00%         0.00%        1.00%
--------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                   --          0.71%           --         0.71%
--------------------------------------------------------------------------------------------------
EQ/Money Market                                    --          0.39%           --         0.39%
--------------------------------------------------------------------------------------------------
EQ/Montag & Caldwell Growth*                       --          1.12%         0.00%        1.12%
--------------------------------------------------------------------------------------------------
EQ/Small Company Index                             --          0.38%         0.00%        0.38%
--------------------------------------------------------------------------------------------------
EQ/Small Company Value*                            --          1.17%         0.00%        1.17%
--------------------------------------------------------------------------------------------------
EQ/TCW Equity*                                     --          1.17%        (0.02)%       1.15%
--------------------------------------------------------------------------------------------------
EQ/UBS Growth and Income*                          --          1.16%        (0.11)%       1.05%
--------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity*             --          1.55%         0.00%        1.55%
--------------------------------------------------------------------------------------------------
 LAUDUS VARIABLE INSURANCE TRUST:
--------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity       --          4.10%        (0.96)%       3.14%
--------------------------------------------------------------------------------------------------
 PREMIER VIT:
--------------------------------------------------------------------------------------------------
OpCap Renaissance**                                --          1.17%        (0.03)%       1.14%
--------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
--------------------------------------------------------------------------------------------------
U.S. Real Estate -- Class I(7)                     --          1.02%         0.00%        1.02%
--------------------------------------------------------------------------------------------------



* This is the investment option's new name effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

**   Formerly named "PIMCO Advisors VIT PEA Renaissance."

(1) Total Annual Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2004 and for the underlying portfolios.
(2) The management fees shown for the Trusts reflect revised management fees, effective May 1, 2005, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contract. A "-" indicates that there is no Rule 12b-1 Plan in place for the Portfolio shown.


                       Risk/benefit summary: Charges and expenses you will pay 9

(4) Other expenses shown are those incurred in 2004. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.


(5) The AXA Allocation variable investment options invest in corresponding portfolios of the AXA Premier VIP Trust. Each AXA Allocation portfolio in turn invests in shares of other portfolios of the EQ Advisors Trust and AXA Premier VIP Trust ("the underlying portfolios"). Amounts shown reflect each AXA Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/04. A "-" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "-" indicates that there is no expense limitation in effect, "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of the AXA Premier VIP Trust and the EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2006. Under these Agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Morgan Stanley Investment Management Inc., which does business in certain instances as "Van Kampen," is the manager of The Universal Institutional Funds, Inc.--U.S. Real Estate Portfolio--Class I and has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio (exclusive of investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. Van Kampen reserves the right to terminate any waiver and/or reimbursement at any time without notice. OpCap Advisors LLC is the Investment Adviser of the Premier VIT--OpCap Renaissance Portfolio, and has contractually agreed to waive any amounts payable to the Investment Adviser and reimburse the Portfolio so that the total operating expenses of the Portfolio (net of any expense offsets) do not exceed specified amounts. Charles Schwab Investment Management, Inc., the manager of the Laudus Variable Insurance Trust--Laudus Rosenberg VIT Value Long/Short Equity Portfolio, has voluntarily agreed to reimburse expenses in excess of specified amounts. See the prospectuses for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:



-------------------------------------------------
   Portfolio Name
-------------------------------------------------
   AXA Moderate Allocation                 0.92%
-------------------------------------------------
   AXA Premier VIP Health Care             1.56%
-------------------------------------------------
   AXA Premier VIP International Equity    1.50%
-------------------------------------------------
   AXA Premier VIP Large Cap Core Equity   1.07%
-------------------------------------------------
   AXA Premier VIP Large Cap Growth        1.05%
-------------------------------------------------
   AXA Premier VIP Large Cap Value         0.96%
-------------------------------------------------
   AXA Premier VIP Small/Mid Cap Growth    1.25%
-------------------------------------------------
   AXA Premier VIP Small/Mid Cap Value     1.29%
-------------------------------------------------
   AXA Premier VIP Technology              1.50%
-------------------------------------------------
   EQ/Alliance Common Stock                0.43%
-------------------------------------------------
   EQ/Alliance Growth and Income           0.55%
-------------------------------------------------
   EQ/Alliance International               0.83%
-------------------------------------------------
   EQ/Alliance Large Cap Growth            0.79%
-------------------------------------------------
   EQ/Alliance Small Cap Growth            0.73%
-------------------------------------------------
   EQ/Capital Guardian U.S. Equity         0.68%
-------------------------------------------------
   EQ/FI Mid Cap                           0.71%
-------------------------------------------------
   EQ/FI Small/Mid Cap Value               0.80%
-------------------------------------------------
   EQ/JP Morgan Value Opportunities        0.76%
-------------------------------------------------
   EQ/Lazard Small Cap Value               0.61%
-------------------------------------------------
   EQ/Marsico Focus                        0.87%
-------------------------------------------------
   EQ/Mercury Basic Value Equity           0.61%
-------------------------------------------------
   EQ/Mercury International Value          0.93%
-------------------------------------------------
   EQ/MFS Emerging Growth Companies        0.66%
-------------------------------------------------
   EQ/Small Company Value                  1.16%
-------------------------------------------------
   EQ/TCW Equity                           1.14%
-------------------------------------------------
   EQ/Van Kampen Emerging Markets Equity   1.50%
-------------------------------------------------




(7) Expense information has been restated to reflect current fees in effect as of November 1, 2004.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in-force policies, as well as to new policies.



10 Risk/benefit summary: Charges and expenses you will pay

3. Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation (previously, The Equitable Life Assurance Society of the United States). We have been doing business since 1859. AXA Equitable is an indirect, wholly owned subsidiary of AXA Financial, Inc., the holding company. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



HOW TO REACH US


To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus.


--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


-------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
-------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Automated system available every day, from 6 AM to 4 AM, Eastern Time; customer service representatives available weekdays 8 AM to 7 PM, Eastern Time:
1-888-855-5100.


-------------------------------------------------------------------------------
 BY E-MAIL:
-------------------------------------------------------------------------------
life-service@axa-equitable.com


-------------------------------------------------------------------------------
 BY FACSIMILE (FAX):
-------------------------------------------------------------------------------
1-704-540-9714


-------------------------------------------------------------------------------
 BY INTERNET:
-------------------------------------------------------------------------------
If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. Our Websites provide access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).


REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)  request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3)  request for asset rebalancing; and


(4)  designation of new policy owner(s) and beneficiaries.


OTHER REQUESTS. We also have specific forms that we recommend you use for the following:


(a)  policy surrenders;

(b)  transfers among investment options; and

(c)  changes in allocation percentages for premiums and deductions.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and EQAccess" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form


                                                       Who is AXA Equitable?  11
must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP


Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP.


Each subaccount (variable investment option) of Separate Account FP available under Incentive Life(SM) '02 invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES


VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life(SM) '02 and other policies that Separate Account FP supports.


12  Who is AXA Equitable?

4. About the Portfolios of the Trusts
--------------------------------------------------------------------------------

You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the Incentive Life(SM) '02 policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.


AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios.


Portfolios of the Trusts

--------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
 Portfolio Name               Objective
--------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.
--------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.
--------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a
 ALLOCATION                   greater emphasis on current income.
--------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.
--------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,
 ALLOCATION                   with a greater emphasis on capital appreciation.
--------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND     Seeks a balance of high current income and capital
                              appreciation, consistent with a prudent level of risk.
--------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE   Seeks long-term growth of capital.
--------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD    Seeks high total return through a combination of current
                              income and capital appreciation.
--------------------------------------------------------------------------------------------
AXA PREMIER VIP               Seeks long-term growth of capital.
 INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     Seeks long-term growth of capital.
 CORE EQUITY
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
 Portfolio Name               Adviser(s)
--------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     o AXA Equitable
--------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   o AXA Equitable
--------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND     o BlackRock Advisors, Inc.
                              o Pacific Investment Management Company LLC
--------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE   o A I M Capital Management, Inc.
                              o RCM Capital Management LLC
                              o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD    o Alliance Capital Management L.P.
                              o Pacific Investment Management Company LLC
--------------------------------------------------------------------------------------------
AXA PREMIER VIP               o Alliance Capital Management L.P., through its
 INTERNATIONAL EQUITY           Bernstein Investment Research and Management Unit
                              o J.P. Morgan Investment Management Inc.
                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     o Alliance Capital Management L.P., through its
 CORE EQUITY                    Bernstein Investment Research and Management Unit
                              o Janus Capital Management LLC
                              o Thornburg Investment Management, Inc.


                                           About the Portfolios of the Trusts 13

--------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
 Portfolio Name                  Objective
--------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.
 CAP GROWTH
--------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital.
 CAP VALUE
--------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY       Seeks long-term growth of capital.
--------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*                  Objective
--------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK         Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND           Seeks to provide a high total return.
 INCOME
--------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE         Seeks to achieve high current income consistent with
 GOVERNMENT SECURITIES           relative stability of principal.
--------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL        Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------------------
EQ/ALLIANCE LARGE CAP            Seeks to achieve long-term growth of capital.
 GROWTH(1)
--------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP            Seeks to achieve long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------------
EQ/BEAR STEARNS                  Seeks to achieve capital appreciation.
 SMALL COMPANY GROWTH(2)
--------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE   Seeks capital appreciation.
--------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY        Seeks a combination of growth and income to achieve an
 INCOME (3)                      above-average and consistent total return.
--------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.         Seeks to achieve long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX              Seeks a total return before expenses that approximates
                                 the total return performance of the S&P 500 Index,
                                 including reinvestment of dividends, at a risk level consis-
                                 tent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
 Portfolio Name                  Adviser(s)
--------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        o Alliance Capital Management L.P.
 GROWTH                          o RCM Capital Management LLC
                                 o TCW Investment Management Company
--------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        o Alliance Capital Management L.P.
 VALUE                           o Institutional Capital Corporation
                                 o MFS Investment Management
--------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        o Alliance Capital Management L.P.
 CAP GROWTH                      o Franklin Advisers, Inc.
                                 o Provident Investment Counsel, Inc.
--------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        o AXA Rosenberg Investment Management LLC
 CAP VALUE                       o TCW Investment Management Company
                                 o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY       o Firsthand Capital Management, Inc.
                                 o RCM Capital Management LLC
                                 o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*                 Adviser
--------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK         o Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND           o Alliance Capital Management L.P.
 INCOME
--------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE         o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL        o Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------
EQ/ALLIANCE LARGE CAP            o Alliance Capital Management L.P.
 GROWTH(1)
--------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP            o Alliance Capital Management L.P.
 GROWTH
--------------------------------------------------------------------------------------------
EQ/BEAR STEARNS                  o Bear Stearns Asset Management Inc.
 SMALL COMPANY GROWTH(2)
--------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE   o Alliance Capital Management L.P.,
                                   through its Bernstein Investment Research
                                   and Management Unit
--------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY        o Boston Advisors, Inc.
 INCOME (3)
--------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.         o Capital Guardian Trust Company
 EQUITY
--------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX              o Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------


14 About the Portfolios of the Trusts

--------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*                  Objective
--------------------------------------------------------------------------------------------
EQ/FI MID CAP                     Seeks long-term growth of capital.
--------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE         Seeks long-term capital appreciation.
--------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND          Seeks to provide a high total return consistent with mod-
                                  erate risk to capital and maintenance of liquidity.
--------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE         Seeks capital appreciation.
--------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS                  Seeks long-term growth of capital.
--------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE            Seeks capital appreciation and secondarily, income.
 EQUITY
--------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL          Seeks capital appreciation.
 VALUE
--------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH            Seeks to provide long-term capital growth.
 COMPANIES
--------------------------------------------------------------------------------------------
EQ/MONEY MARKET                   Seeks to obtain a high level of current income, preserve
                                  its assets and maintain liquidity.
--------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL              Seeks to achieve capital appreciation.
 GROWTH (5)
--------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX            Seeks to replicate as closely as possible (before the
                                  deduction of portfolio expenses) the total return of the
                                  Russell 2000 Index.
--------------------------------------------------------------------------------------------
EQ/SMALL COMPANY VALUE (4)        Seeks to maximize capital appreciation.
--------------------------------------------------------------------------------------------
EQ/TCW EQUITY (6)                 Seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME (7)      Seeks to achieve total return through capital appreciation with income as a secondary consideration.
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING            Seeks long-term capital appreciation.
 MARKETS EQUITY (8)
--------------------------------------------------------------------------------------------
 Laudus Variable Insurance Trust
 Portfolio Name                   Objective
--------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VIT VALUE        Seeks to increase the value of your investment in bull
 LONG/SHORT EQUITY                markets and bear markets through strategies that are
                                  designed to have limited exposure to general equity
                                  market risk.
--------------------------------------------------------------------------------------------
 Premier VIT
 Portfolio Name                   Objective
--------------------------------------------------------------------------------------------
OPCAP RENAISSANCE**               Seeks long-term capital appreciation and income.
--------------------------------------------------------------------------------------------
 The Universal Institutional
 Funds, Inc.
 Portfolio Name                   Objective
--------------------------------------------------------------------------------------------
U.S. REAL ESTATE -- Class I       Seeks to provide above average current income and long-
                                  term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry,
                                  including real estate investment trusts.
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name*                  Adviser
--------------------------------------------------------------------------------------------
EQ/FI MID CAP                     o Fidelity Management & Research Company
--------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE         o Fidelity Management & Research Company
--------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND          o J.P. Morgan Investment Management, Inc.
--------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE         o Lazard Asset Management, LLC
--------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS                  o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE            o Mercury Advisors
 EQUITY
--------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL          o Merrill Lynch Investment Managers
 VALUE                              International Limited
--------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH            o MFS Investment Management
 COMPANIES
--------------------------------------------------------------------------------------------
EQ/MONEY MARKET                   o Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL              o Montag & Caldwell, Inc.
 GROWTH (5)
--------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX            o Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------
EQ/SMALL COMPANY VALUE (4)        o GAMCO Investors, Inc.
--------------------------------------------------------------------------------------------
EQ/TCW EQUITY (6)                 o TCW Investment Management Company
--------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME (7)      o UBS Global Asset Management
                                    (Americas) Inc.
--------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING            o Morgan Stanley Investment
 MARKETS EQUITY (8)                 Management, Inc.
--------------------------------------------------------------------------------------------
 Laudus Variable Insurance Trust
 Portfolio Name                   Investment Manager/Adviser
--------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VIT VALUE        o Charles Schwab Investment Management, Inc.
 LONG/SHORT EQUITY                o AXA Rosenberg Investment Management LLC
--------------------------------------------------------------------------------------------
 Premier VIT
 Portfolio Name                   Investment Manager
--------------------------------------------------------------------------------------------
OPCAP RENAISSANCE**               o OpCap Advisors LLC
--------------------------------------------------------------------------------------------
 The Universal Institutional
 Funds, Inc.
 Portfolio Name                   Investment Manager
--------------------------------------------------------------------------------------------
U.S. REAL ESTATE -- Class I       o Van Kampen (is the name under which Morgan
                                    Stanley Investment Management Inc.
                                    does business in certain situations)
--------------------------------------------------------------------------------------------



* This portfolio information reflects the portfolio's name change effective on or about May 9, 2005, subject to regulatory approval. The chart below reflects the portfolio name in effect until, on or about May 9, 2005. The number in the "FN" column corresponds with the number contained in the table above.


                                           About the Portfolios of the Trusts 15

--------------------------------------------------
 FN         Portfolio Name until May 9, 2005
--------------------------------------------------
   (1)      EQ/Alliance Premier Growth
--------------------------------------------------
   (2)      EQ/Enterprise Small Company Growth
--------------------------------------------------
   (3)      EQ/Enterprise Equity Income
--------------------------------------------------
   (4)      EQ/Enterprise Small Company Value
--------------------------------------------------
   (5)      EQ/Enterprise Growth
--------------------------------------------------
   (6)      EQ/Enterprise Equity
--------------------------------------------------
   (7)      EQ/Enterprise Growth and Income
--------------------------------------------------
   (8)      EQ/Emerging Markets Equity
--------------------------------------------------



**    Formerly named "PIMCO Advisors VIT PEA Renaissance."

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 888-855-5100.



16 About the Portfolios of the Trusts

5. Determining your policy's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in
(iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. Your "net account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your account value is subject to certain charges discussed in "Risk/ benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.
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YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.


                                             Determining your policy's value  17

6. Transferring your money among our investment options

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TRANSFERS YOU CAN MAKE
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You can transfer among our variable investment options and into our guaranteed interest option.
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After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.


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Transfers out of our guaranteed interest option are more limited.
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RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



HOW TO MAKE TRANSFERS


EQACCESS TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Website and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transfers described below also apply to online transfers.



TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling the number under "By toll-free phone" in "How to reach us" earlier in this prospectus, from a touch tone phone; or

o whether or not you are both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.


For more information, see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.



OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

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Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
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Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.



OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under


18 Transferring your money among our investment options the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.



                        Transferring your money among our investment options  19

7. Accessing your money

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

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You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o   you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

o   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.


Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life(SM) '02 policies in 2002, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause any other guarantee against lapse to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for


20  Accessing your money
charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or because it could result in a no-lapse guarantee not being in effect.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy and applicable waivers of surrender charges in the event of federal estate tax repeal.


YOUR OPTION TO RECEIVE A LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).


We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

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You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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                                                        Accessing your money  21

8. Tax information

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This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life(SM) '02 policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus.


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, or selection of additional rider benefits or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.



TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.


22  Tax information

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


                                                             Tax information  23
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $1.5 million in 2005 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $11,000 for 2005 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Beginning in 2011, at any time during which there is no federal estate tax in effect, we will waive any surrender charges that would otherwise apply, upon a surrender of your policy or a reduction of the face amount of insurance.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS


Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. Further guidance is anticipated. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of recent amendments to the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.


24  Tax information

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.


State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.



FUTURE (2009 OR LATER) UNDERWRITTEN INCREASES IN BENEFITS OR COVERAGE OR ADDITION OF RIDERS

In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to contracts issued prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes which are pursuant to the terms of the contract, including addition or removal of a rider and an increase or decrease in death benefit, if the change is not underwritten. As a result, absent further guidance, it is not clear whether 2009 or later increases of benefits or coverage or additions of riders or increases in rider benefits, which are subject to underwriting, would cause your contract to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates. If we determine that the federal tax rules may require this result, we intend to refuse such 2009 or later increases or additions, which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We hope to have additional guidance from the IRS before 2009 at which time such rules could apply. However, there can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.


We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.



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9. More information about policy features and benefits

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ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

The basic Option A and Option B death benefits are described under "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks" earlier in this prospectus.

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

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If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
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 Age*     40 and under        45        50        55        60        65
   %      250%                215%      185%      150%      130%      120%
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          70        75-95     99-Over
   %      115%      105%      101%
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* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus interest. See "Your option to receive a living benefit" earlier in this prospectus.


GUARANTEE PREMIUM TEST FOR NO-LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these two guarantees as our "no-lapse guarantee" and our "extended no-lapse guarantee," and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/ benefit summary: Policy features, benefits and risks," earlier in this Prospectus.

GUARANTEE PREMIUM TEST. If your policy's net account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either the no-lapse guarantee or extended no-lapse guarantee that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums for the no-lapse or extended no-lapse guarantees, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the no-lapse or extended no-lapse guarantees is set forth in your policy on a monthly basis if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy changes, or a rider is added or eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.


PAID UP DEATH BENEFIT GUARANTEE

In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

o   you must terminate any riders to your policy that carry additional charges;

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.



26  More information about policy features and benefits

The paid up death benefit guarantee applies only to your base policy's face amount, and not to other coverage under any riders that (as noted above) must be terminated when the guarantee is elected.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.)

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you are permitted to pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" earlier in this prospectus), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

The election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," earlier in this prospectus. You should consult your tax advisor before making this election.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o   disability waiver benefits

o   option to purchase additional insurance

o   children's term insurance

We add the following riders automatically at no charge to each eligible policy:


o   substitution of insured person rider

o waiver of surrender charge due to tax law change rider (for certain future federal estate tax repeal situations)

o   living benefits rider

o   accounting benefit endorsement


AXA Equitable or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional information, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.


See also "Tax information" earlier in this prospectus for certain possible tax consequences of adding or deleting riders or changing the death benefits under a rider.


ACCOUNTING BENEFIT ENDORSEMENT


Subject to the conditions discussed below, AXA Equitable will offer an endorsement to your policy (the "Endorsement") that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period.


Under our current rules, the Endorsement will be offered where the following conditions are met:

o policies are corporately owned, or are "split-dollar" cases that are collaterally assigned to the company;

o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;


o the minimum initial premium under each policy is remitted to AXA Equitable by the employer; and


o the aggregate annualized first year planned periodic premium is at least $150,000 if a minimum of three policies is issued, each on the life of a different insured person, and at least $500,000 if less than three policies are issued.

Eligible cases will be issued with the accounting benefit endorsement unless the policyowner requests us in writing to not include the Endorsement.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employer's earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:


                         More information about policy features and benefits  27

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                               Percent Of Premium     Percent Of Surrender
  Surrender In Policy Year    Deduction Refunded        Charges Waived
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             1                      100%                    100%
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             2                       67%                     80%
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             3                       33%                     60%
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             4                       0%                      40%
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             5                       0%                      20%
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          6 and later                0%                      0%
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For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund:

o 67% of the charges that had been deducted from premiums (i.e., the sales charge); and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender.

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy nor does it affect the calculations to determine whether your policy will lapse or terminate.


We offer products designed specifically for this marketplace. You can contact us to find out more about any other AXA Equitable insurance policy.



VARIATIONS AMONG INCENTIVE Life(SM) '02 POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Incentive Life(SM) '02 where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life(SM) '02. We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.



YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. AXA Equitable or your financial professional can provide you with samples of such contracts on request.


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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "AXA Equitable Access AccountTM") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the AXA Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


You may cancel your policy by mailing it to our Administrative Office with a written request to cancel within 10 days after you receive it (or such longer period as required under state law). Your cancellation request must be postmarked within 10 days of receipt and your coverage will terminate as of the date of the postmark.

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the date the policy was returned, plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest.

Your policy will set forth the length of your "free look" period.


28  More information about policy features and benefits

10. More information about certain policy charges

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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments, the administrative charge is designed primarily to defray administrative expenses in connection with issuing and administering the policies, and the mortality and expense risk charge is designed primarily to defray expenses that we will incur if certain of our assumptions with respect to the mortality of insureds under the policies (as a group) and expenses we incur in issuing and administering the policies are underestimated relative to the guaranteed maximum charges. Similarly, if we ever impose a transfer charge, it will be solely to help defray our costs in processing transfer requests from owners.


MONTHLY COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the specifics of your policy and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.


Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) '02 policies for insureds who are age 18 or above are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) '02 policies for insureds who are under age 18 are based on the 1980 Commissioner's Standard Ordinary Mortality Table B. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits beginning on the policy anniversary on which such person is age 18.

You may ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

The change to non-tobacco user rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $250,000 and higher, and further reduced for face amounts of


                               More information about certain policy charges  29

$2,000,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in the face amount may cause your cost of insurance rates to go up.

CHARGES FOR OTHER BENEFITS YOU CAN ADD BY RIDER. Each rider provides additional information about the charges associated with its purchase. We will furnish samples of available riders to you upon request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. The charge for each of the Disability deduction waiver, Disability premium waiver and Option to purchase additional insurance riders depends on the specifics of your policy, including the characteristics of the insured. The charge for the Children's term insurance rider does not vary depending upon the specifics of your policy.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.


30  More information about certain policy charges

11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o   withdrawals

o   tax withholding elections

o   face amount decreases that result from a withdrawal

o   changes of allocation percentages for premium payments or monthly deductions

o   surrenders

o   changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o   changes in form of death benefit payment

o   loans

o   transfers among variable investment options

o   assignments

o   termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o   changes in face amount

o   election of paid up death benefit guarantee

o   changes in death benefit option

o   changes of insured person

o   restoration of terminated policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


                 More information about procedures that apply to your policy  31

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you. Generally, this is the register date. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS


CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.



ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of the no-lapse guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured per-


32 More information about procedures that apply to your policy son. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.


REQUIREMENTS FOR SURRENDER REQUESTS


Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.


Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life(SM) '02 in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life(SM) '02 policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life(SM) '02 policy.


FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.



                 More information about procedures that apply to your policy  33

12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Incentive Life(SM) '02 policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by policy owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a policy owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive trans-



34 More information about other matters fer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. If the underlying trust determines that the trading activity of a particular policy owner is disruptive, we will take action to limit the disruptive trading activity of that policy owner as discussed above.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/ participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through EQAccess if you are the individual owner:

o changes of premium allocation percentages

o   changes of address

o to request a policy loan (loan requests cannot be made through EQAccess by corporate policyholders)


o   enroll in electronic delivery of policy statements through EQAccess

o   to pay your premium or make a loan repayment via EQAccess


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Website. For clients of AXA Advisors, please use www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or facsimile transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured


                                        More information about other matters  35
person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life(SM) '02 from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.



DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.



36  More information about other matters

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The policies are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of policies. See the Statement of Additional Information ("SAI") for more information on the distribution of the policies.


LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.



----------------------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.


                                        More information about other matters  37

13. Financial statements of Separate Account FP and AXA Equitable


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The financial statements of Separate Account FP as of December 31, 2004 and for each of the two years in the period ended December 31, 2004 and the financial statements of AXA Equitable as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are in a Statement of Additional Information ("SAI") pertaining to the policies and have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of such firm as experts in accounting and auditing. The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-888-855-5100 and requesting to speak with a customer service representative.



38  Financial statements of Separate Account FP and AXA Equitable

14.  Personalized illustrations

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ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2004 (or expected to be incurred in 2005, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2004). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.


You can request an arithmetic illustration as well any of the other illustrations described above. Appendix I to the prospectus contains an arithmetic hypothetical illustration.



                                                  Personalized illustrations  39

Appendix I: Hypothetical illustrations


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   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit option A or death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for an insured person who is a 35-year-old standard risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. You should consider that many forecasters are calling for somewhat lower returns in the years ahead. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (1.08)%, 4.86% and 10.79%. These net annual rates of return do not reflect the mortality and expense risk charge or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for all charges deducted by AXA Equitable will apply in each year illustrated, including AXA Equitable's currently planned reduction in the policy's mortality and expense risk charge after the 15th policy year. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no decreases in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.71%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.37%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.


I-1 Appendix I: Hypothetical illustrations

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120*
USING CURRENT CHARGES




                                     Death Benefit
                         --------------------------------------
             Premiums         Assuming Hypothetical Gross
 End of    Accumulated        Annual Investment Return of:
 Policy   At 5% Interest --------------------------------------
  Year       Per Year       0% Gross    6% Gross    12% Gross
-------- --------------- ------------- ---------- -------------
     1      $    4,326     $ 500,000    $500,000   $   500,000
     2      $    8,868     $ 500,000    $500,000   $   500,000
     3      $   13,638     $ 500,000    $500,000   $   500,000
     4      $   18,646     $ 500,000    $500,000   $   500,000
     5      $   23,904     $ 500,000    $500,000   $   500,000
     6      $   29,425     $ 500,000    $500,000   $   500,000
     7      $   35,222     $ 500,000    $500,000   $   500,000
     8      $   41,309     $ 500,000    $500,000   $   500,000
     9      $   47,701     $ 500,000    $500,000   $   500,000
    10      $   54,412     $ 500,000    $500,000   $   500,000
    15      $   93,349     $ 500,000    $500,000   $   500,000
    20      $  143,043     $ 500,000    $500,000   $   500,000
    25      $  206,467     $ 500,000    $500,000   $   500,000
    30      $  287,414     $ 500,000    $500,000   $   685,545
    35      $  390,726     $ 500,000    $500,000   $ 1,093,757
    40      $  522,580     $ 500,000    $500,000   $ 1,676,103
    45      $  690,863            **    $500,000   $ 2,722,652
    50      $  905,639            **    $500,000   $ 4,469,229
    55      $1,179,755            **    $500,000   $ 7,278,255
    60      $1,529,603            **    $500,000   $11,782,005
    65      $1,976,108            **    $500,000   $18,422,833



                     Account Value                   Net Cash Surrender Value
         ------------------------------------- -------------------------------------
              Assuming Hypothetical Gross           Assuming Hypothetical Gross
 End of       Annual Investment Return of:          Annual Investment Return of:
 Policy  ------------------------------------- -------------------------------------
  Year     0% Gross    6% Gross    12% Gross     0% Gross    6% Gross    12% Gross
-------- ------------ ---------- ------------- ------------ ---------- -------------
     1     $  2,877    $  3,076   $     3,275    $      0    $      0   $         0
     2     $  5,818    $  6,397   $     6,999    $      0    $      0   $        94
     3     $  8,657    $  9,804   $    11,043    $  1,752    $  2,899   $     4,138
     4     $ 11,397    $ 13,301   $    15,441    $  4,492    $  6,396   $     8,536
     5     $ 14,036    $ 16,888   $    20,224    $  7,131    $  9,983   $    13,319
     6     $ 16,581    $ 20,575   $    25,436    $  9,676    $ 13,670   $    18,531
     7     $ 19,047    $ 24,380   $    31,137    $ 13,868    $ 19,201   $    25,958
     8     $ 21,428    $ 28,300   $    37,365    $ 17,975    $ 24,847   $    33,913
     9     $ 23,720    $ 32,335   $    44,172    $ 21,994    $ 30,609   $    42,446
    10     $ 25,915    $ 36,480   $    51,606    $ 25,915    $ 36,480   $    51,606
    15     $ 37,563    $ 61,512   $   103,608    $ 37,563    $ 61,512   $   103,608
    20     $ 46,121    $ 91,059   $   189,115    $ 46,121    $ 91,059   $   189,115
    25     $ 49,656    $123,990   $   328,893    $ 49,656    $123,990   $   328,893
    30     $ 46,688    $160,448   $   561,922    $ 46,688    $160,448   $   561,922
    35     $ 33,745    $199,944   $   942,894    $ 33,745    $199,944   $   942,894
    40     $  3,356    $240,901   $ 1,566,451    $  3,356    $240,901   $ 1,566,451
    45           **    $281,252   $ 2,593,002          **    $281,252   $ 2,593,002
    50           **    $318,634   $ 4,256,409          **    $318,634   $ 4,256,409
    55           **    $355,057   $ 6,931,671          **    $355,057   $ 6,931,671
    60           **    $405,524   $11,220,957          **    $405,524   $11,220,957
    65           **    $492,525   $18,240,429          **    $492,525   $18,240,429


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                      Appendix I: Hypothetical illustrations I-2

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120*
USING GUARANTEED CHARGES




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $    4,326     $ 500,000     $ 500,000    $  500,000
     2      $    8,868     $ 500,000     $ 500,000    $  500,000
     3      $   13,638     $ 500,000     $ 500,000    $  500,000
     4      $   18,646     $ 500,000     $ 500,000    $  500,000
     5      $   23,904     $ 500,000     $ 500,000    $  500,000
     6      $   29,425     $ 500,000     $ 500,000    $  500,000
     7      $   35,222     $ 500,000     $ 500,000    $  500,000
     8      $   41,309     $ 500,000     $ 500,000    $  500,000
     9      $   47,701     $ 500,000     $ 500,000    $  500,000
    10      $   54,412     $ 500,000     $ 500,000    $  500,000
    15      $   93,349     $ 500,000     $ 500,000    $  500,000
    20      $  143,043     $ 500,000     $ 500,000    $  500,000
    25      $  206,467     $ 500,000     $ 500,000    $  500,000
    30      $  287,414     $ 500,000     $ 500,000    $  500,000
    35      $  390,726            **     $ 500,000    $  761,167
    40      $  522,580            **            **    $1,143,413
    45      $  690,863            **            **    $1,819,293
    50      $  905,639            **            **    $2,900,158
    55      $1,179,755            **            **    $4,524,159
    60      $1,529,603            **            **    $6,872,398
    65      $1,976,108            **            **    $9,880,680




                      Account Value                     Net Cash Surrender Value
         --------------------------------------- ---------------------------------------
               Assuming Hypothetical Gross             Assuming Hypothetical Gross
 End of        Annual Investment Return of:            Annual Investment Return of:
 Policy  --------------------------------------- ---------------------------------------
  Year     0% Gross     6% Gross     12% Gross     0% Gross     6% Gross     12% Gross
-------- ------------ ------------ ------------- ------------ ------------ -------------
     1     $  2,375     $  2,558    $    2,741     $      0     $      0    $        0
     2     $  4,790     $  5,306    $    5,843     $      0     $      0    $        0
     3     $  7,110     $  8,114    $    9,202     $    205     $  1,209    $    2,297
     4     $  9,333     $ 10,980    $   12,840     $  2,428     $  4,075    $    5,935
     5     $ 11,451     $ 13,899    $   16,774     $  4,546     $  6,994    $    9,869
     6     $ 13,461     $ 16,867    $   21,031     $  6,556     $  9,962    $   14,126
     7     $ 15,353     $ 19,873    $   25,631     $ 10,174     $ 14,695    $   20,452
     8     $ 17,128     $ 22,921    $   30,610     $ 13,675     $ 19,468    $   27,157
     9     $ 18,774     $ 25,998    $   35,993     $ 17,048     $ 24,271    $   34,267
    10     $ 20,294     $ 29,106    $   41,826     $ 20,294     $ 29,106    $   41,826
    15     $ 27,361     $ 46,741    $   81,428     $ 27,361     $ 46,741    $   81,428
    20     $ 29,753     $ 64,627    $  143,312     $ 29,753     $ 64,627    $  143,312
    25     $ 23,595     $ 78,647    $  239,747     $ 23,595     $ 78,647    $  239,747
    30     $  2,994     $ 82,396    $  397,007     $  2,994     $ 82,396    $  397,007
    35           **     $ 61,462    $  656,178           **     $ 61,462    $  656,178
    40           **           **    $1,068,610           **           **    $1,068,610
    45           **           **    $1,732,660           **           **    $1,732,660
    50           **           **    $2,762,055           **           **    $2,762,055
    55           **           **    $4,308,723           **           **    $4,308,723
    60           **           **    $6,545,141           **           **    $6,545,141
    65           **           **    $9,782,851           **           **    $9,782,851


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


I-3 Appendix I: Hypothetical illustrations

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120*
USING CURRENT CHARGES




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $    4,326     $ 502,875     $ 503,073    $   503,272
     2      $    8,868     $ 505,811     $ 506,389    $   506,990
     3      $   13,638     $ 508,643     $ 509,787    $   511,024
     4      $   18,646     $ 511,372     $ 513,271    $   515,406
     5      $   23,904     $ 513,996     $ 516,838    $   520,163
     6      $   29,425     $ 516,521     $ 520,498    $   525,339
     7      $   35,222     $ 518,965     $ 524,270    $   530,990
     8      $   41,309     $ 521,318     $ 528,147    $   537,155
     9      $   47,701     $ 523,578     $ 532,130    $   543,877
    10      $   54,412     $ 525,734     $ 536,209    $   551,200
    15      $   93,349     $ 537,063     $ 560,611    $   601,970
    20      $  143,043     $ 544,899     $ 588,408    $   683,208
    25      $  206,467     $ 547,149     $ 617,272    $   810,102
    30      $  287,414     $ 542,269     $ 645,253    $ 1,010,324
    35      $  390,726     $ 526,934     $ 667,840    $ 1,327,020
    40      $  522,580            **     $ 675,686    $ 1,826,975
    45      $  690,863            **     $ 652,736    $ 2,615,505
    50      $  905,639            **     $ 573,005    $ 3,859,734
    55      $1,179,755            **            **    $ 5,842,061
    60      $1,529,603            **            **    $ 9,058,153
    65      $1,976,108            **            **    $14,267,654




                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
 End of        Annual Investment Return of:             Annual Investment Return of:
 Policy  ---------------------------------------- ----------------------------------------
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  2,875     $   3,073    $     3,272    $      0     $       0    $         0
     2     $  5,811     $   6,389    $     6,990    $      0     $       0    $        85
     3     $  8,643     $   9,787    $    11,024    $  1,738     $   2,882    $     4,119
     4     $ 11,372     $  13,271    $    15,406    $  4,467     $   6,366    $     8,501
     5     $ 13,996     $  16,838    $    20,163    $  7,091     $   9,933    $    13,258
     6     $ 16,521     $  20,498    $    25,339    $  9,616     $  13,593    $    18,434
     7     $ 18,965     $  24,270    $    30,990    $ 13,786     $  19,091    $    25,812
     8     $ 21,318     $  28,147    $    37,155    $ 17,865     $  24,695    $    33,702
     9     $ 23,578     $  32,130    $    43,877    $ 21,852     $  30,403    $    42,151
    10     $ 25,734     $  36,209    $    51,200    $ 25,734     $  36,209    $    51,200
    15     $ 37,063     $  60,611    $   101,970    $ 37,063     $  60,611    $   101,970
    20     $ 44,899     $  88,408    $   183,208    $ 44,899     $  88,408    $   183,208
    25     $ 47,149     $ 117,272    $   310,102    $ 47,149     $ 117,272    $   310,102
    30     $ 42,269     $ 145,253    $   510,324    $ 42,269     $ 145,253    $   510,324
    35     $ 26,934     $ 167,840    $   827,020    $ 26,934     $ 167,840    $   827,020
    40           **     $ 175,686    $ 1,326,975          **     $ 175,686    $ 1,326,975
    45           **     $ 152,736    $ 2,115,505          **     $ 152,736    $ 2,115,505
    50           **     $  73,005    $ 3,359,734          **     $  73,005    $ 3,359,734
    55           **            **    $ 5,342,061          **            **    $ 5,342,061
    60           **            **    $ 8,558,153          **            **    $ 8,558,153
    65           **            **    $13,767,654          **            **    $13,767,654


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                      Appendix I: Hypothetical illustrations I-4

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120*
USING GUARANTEED CHARGES




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year       0% Gross      6% Gross      12% Gross
-------- --------------- ------------- ------------- ---------------
     1      $    4,326     $ 502,370     $ 502,552     $   502,735
     2      $    8,868     $ 504,775     $ 505,289     $   505,825
     3      $   13,638     $ 507,081     $ 508,080     $   509,164
     4      $   18,646     $ 509,284     $ 510,922     $   512,770
     5      $   23,904     $ 511,377     $ 513,806     $   516,659
     6      $   29,425     $ 513,356     $ 516,730     $   520,855
     7      $   35,222     $ 515,209     $ 519,680     $   525,372
     8      $   41,309     $ 516,939     $ 522,657     $   530,242
     9      $   47,701     $ 518,532     $ 525,646     $   535,484
    10      $   54,412     $ 519,992     $ 528,648     $   541,134
    15      $   93,349     $ 526,592     $ 545,321     $   578,794
    20      $  143,043     $ 528,149     $ 560,959     $   634,814
    25      $  206,467     $ 520,753     $ 570,155     $   714,388
    30      $  287,414            **     $ 564,588     $   824,538
    35      $  390,726            **     $ 528,267     $   970,090
    40      $  522,580            **            **     $ 1,150,698
    45      $  690,863            **            **     $ 1,348,369
    50      $  905,639            **            **     $ 1,525,015
    55      $1,179,755            **            **     $ 1,578,809
    60      $1,529,603            **            **     $ 1,353,694
    65      $1,976,108            **            **              **




                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
 End of         Annual Investment Return of:              Annual Investment Return of:
 Policy  ----------------------------------------- -----------------------------------------
  Year     0% Gross     6% Gross      12% Gross      0% Gross     6% Gross      12% Gross
-------- ------------ ------------ --------------- ------------ ------------ ---------------
     1     $  2,370     $  2,552     $     2,735     $      0     $      0     $         0
     2     $  4,775     $  5,289     $     5,825     $      0     $      0     $         0
     3     $  7,081     $  8,080     $     9,164     $    176     $  1,175     $     2,259
     4     $  9,284     $ 10,922     $    12,770     $  2,379     $  4,017     $     5,865
     5     $ 11,377     $ 13,806     $    16,659     $  4,472     $  6,901     $     9,754
     6     $ 13,356     $ 16,730     $    20,855     $  6,451     $  9,825     $    13,950
     7     $ 15,209     $ 19,680     $    25,372     $ 10,031     $ 14,501     $    20,194
     8     $ 16,939     $ 22,657     $    30,242     $ 13,486     $ 19,204     $    26,790
     9     $ 18,532     $ 25,646     $    35,484     $ 16,806     $ 23,919     $    33,757
    10     $ 19,992     $ 28,648     $    41,134     $ 19,992     $ 28,648     $    41,134
    15     $ 26,592     $ 45,321     $    78,794     $ 26,592     $ 45,321     $    78,794
    20     $ 28,149     $ 60,959     $   134,814     $ 28,149     $ 60,959     $   134,814
    25     $ 20,753     $ 70,155     $   214,388     $ 20,753     $ 70,155     $   214,388
    30           **     $ 64,588     $   324,538           **     $ 64,588     $   324,538
    35           **     $ 28,267     $   470,090           **     $ 28,267     $   470,090
    40           **           **     $   650,698           **           **     $   650,698
    45           **           **     $   848,369           **           **     $   848,369
    50           **           **     $ 1,025,015           **           **     $ 1,025,015
    55           **           **     $ 1,078,809           **           **     $ 1,078,809
    60           **           **     $   853,694           **           **     $   853,694
    65           **           **              **           **           **              **


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


I-5 Appendix I: Hypothetical illustrations

Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2005, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 888-855-5100 and requesting to speak with a customer service representative. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 888-855-5100, or asking your financial professional.

You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 450 5th Street, N.W., Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

SEC File Number: 811-04335


STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page
Ways we pay policy proceeds...............................................  2
Distribution of the policies..............................................  2
Insurance regulation that applies to AXA Equitable........................  3
Custodian and independent registered public accounting firm...............  3
Financial statements......................................................  3




                                                                       811-04335

Incentive Life(SM)

A flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

PROSPECTUS DATED MAY 1, 2005

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.



--------------------------------------------------------------------------------


This prospectus describes many aspects of an Incentive Life(SM) policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life(SM). To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.



WHAT IS INCENTIVE LIFE(SM)?


Incentive Life(SM) is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:




--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
o AXA Aggressive Allocation               o EQ/Calvert Socially Responsible
o AXA Conservative Allocation             o EQ/Capital Guardian Growth
o AXA Conservative-Plus Allocation        o EQ/Capital Guardian International
o AXA Moderate Allocation                 o EQ/Capital Guardian Research
o AXA Moderate-Plus Allocation            o EQ/Capital Guardian U.S. Equity
o AXA Premier VIP Aggressive Equity       o EQ/Equity 500 Index
o AXA Premier VIP Core Bond               o EQ/Evergreen Omega
o AXA Premier VIP Health Care             o EQ/FI Mid Cap
o AXA Premier VIP High Yield              o EQ/FI Small/Mid Cap Value
o  AXA Premier VIP International Equity   o EQ/J.P. Morgan Core Bond
o AXA Premier VIP Large Cap Core          o EQ/JP Morgan Value Opportunities
  Equity                                  o EQ/Janus Large Cap Growth
o AXA Premier VIP Large Cap Growth        o EQ/Lazard Small Cap Value
o AXA Premier VIP Large Cap Value         o EQ/Marsico Focus
o AXA Premier VIP Small/Mid Cap           o EQ/Mercury Basic Value Equity
  Growth                                  o EQ/Mercury International Value
o AXA Premier VIP Small/Mid Cap Value     o EQ/MFS Emerging Growth Companies
o AXA Premier VIP Technology              o EQ/MFS Investors Trust
o EQ/Alliance Common Stock                o EQ/Money Market
o EQ/Alliance Growth and Income           o EQ/Small Company Index
o EQ/Alliance Intermediate Government     o EQ/Van Kampen Emerging Markets
  Securities                                Equity*
o EQ/Alliance International               o Laudus Rosenberg VIT Value Long/
o EQ/Alliance Large Cap Growth*             Short Equity
o EQ/Alliance Quality Bond                o OpCap Renaissance**
o EQ/Alliance Small Cap Growth            o U.S. Real Estate -- Class I
o EQ/Bernstein Diversified Value
--------------------------------------------------------------------------------



* This is the investment option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

**   Formerly named "PEA Renaissance."

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc., Premier VIT (formerly PIMCO Advisors VIT) or Laudus Variable Insurance Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.


OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with Incentive Life(SM) or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.




The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X01012
                                                                          AA+ADL

Contents of this prospectus

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--------------------------------------------------------------------------------
1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                   1
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How you can pay for and contribute to your policy                              1
The minimum amount of premiums you must pay                                    1
You can guarantee that your policy will not terminate
     before a certain date                                                     2
You can elect a "paid up" death benefit guarantee                              2
Investment options within your policy                                          3
About your life insurance benefit                                              3
You can increase or decrease your insurance coverage                           4
Accessing your money                                                           5
Risks of investing in a policy                                                 5





--------------------------------------------------------------------------------
2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES
   YOU WILL PAY                                                                6
--------------------------------------------------------------------------------
Tables of policy charges                                                       6
How we allocate charges among your investment options                         12
Changes in charges                                                            12





--------------------------------------------------------------------------------
3. WHO IS AXA EQUITABLE?                                                      13
--------------------------------------------------------------------------------
How to reach us                                                               13
About our Separate Account FP                                                 14
Your voting privileges                                                        14





--------------------------------------------------------------------------------
4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                         15
--------------------------------------------------------------------------------
Portfolios of The Trusts                                                      15





--------------------------------------------------------------------------------
5. DETERMINING YOUR POLICY'S VALUE                                            19
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Your account value                                                            19




----------------------

"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative who is offering you this policy.


When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


This prospectus does not offer Incentive Life(SM) anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


i  Contents of this prospectus

--------------------------------------------------------------------------------
6. TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS                       20
--------------------------------------------------------------------------------
Transfers you can make                                                        20
How to make transfers                                                         20
Our dollar cost averaging service                                             20
Our asset rebalancing service                                                 20





--------------------------------------------------------------------------------
7. ACCESSING YOUR MONEY                                                       22
--------------------------------------------------------------------------------
Borrowing from your policy                                                    22
Making withdrawals from your policy                                           22
Surrendering your policy for its net cash surrender value                     23
Your option to receive a living benefit                                       23



--------------------------------------------------------------------------------
8. TAX INFORMATION                                                            24
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                              24
Tax treatment of distributions to you (loans, partial
     withdrawals, and full surrender)                                         24
Tax treatment of living benefits proceeds                                     25
Effect of policy on interest deductions taken by business entities            25
Requirement that we diversify investments                                     25
Estate, gift, and generation-skipping taxes                                   26
Pension and profit-sharing plans                                              26
Split-dollar and other employee benefit programs                              26
ERISA                                                                         26
Our taxes                                                                     26
When we withhold taxes from distributions                                     27
Possibility of future tax changes and other tax information                   27





--------------------------------------------------------------------------------
9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                   28
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Alternative higher death benefit in certain cases                             28
Guarantee premium test for no-lapse guarantees                                28
Paid up death benefit guarantee                                               29
Other benefits you can add by rider                                           29
Customer loyalty credit                                                       30
Variations among Incentive Life(SM) policies                                  30
Your options for receiving policy proceeds                                    30
Your right to cancel within a certain number of days                          31





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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                             32
--------------------------------------------------------------------------------
Deducting policy charges                                                      32



--------------------------------------------------------------------------------
11. MORE INFORMATION ABOUT PROCEDURES THAT APPLY
    TO YOUR POLICY                                                            34
--------------------------------------------------------------------------------
Dates and prices at which policy events occur                                 34
Policy issuance                                                               34
Ways to make premium and loan payments                                        35
Assigning your policy                                                         35
You can change your policy's insured person                                   35
Requirements for surrender requests                                           36
Gender-neutral policies                                                       36
Future policy exchanges                                                       36





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12. MORE INFORMATION ABOUT OTHER MATTERS                                      37
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About our general account                                                     37
Transfers of your account value                                               37
Telephone and EQAccess requests                                               38
Suicide and certain misstatements                                             38
When we pay policy proceeds                                                   39
Changes we can make                                                           39
Reports we will send you                                                      39
Distribution of the policies                                                  39
Legal proceedings                                                             40





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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP
    AND AXA EQUITABLE                                                         41
--------------------------------------------------------------------------------





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14. PERSONALIZED ILLUSTRATIONS                                                42
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Illustrations of policy benefits                                              42





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REQUESTING MORE INFORMATION
--------------------------------------------------------------------------------
Statement of Additional Information
     Table of contents
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                                                 Contents of this prospectus  ii

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.





                                                  Page
   account value                                    19
   Administrative office                            13
   age                                              35
   Allocation date                                   3
   alternative death benefit                        28
   amount at risk                                   32
   anniversary; anniversaries                       34
   assign; assignment                               35
   automatic transfer service                       20
   AXA Equitable                                    13
   AXA Equitable Access Account                     30
   AXA Financial, Inc.                              13
   AXA Premier VIP Trust                         cover
   basis                                            24
   beneficiary                                      30
   business day                                     34
   Cash Surrender Value                             39
   Code                                             24
   collateral                                       22
   cost of insurance charge                         32
   cost of insurance rates                          32
   customer loyalty credit                          30
   day                                              34
   death benefit guarantee                           2
   default                                           1
   disruptive transfer activity                     37
   dollar cost averaging service                    20
   enhanced death benefit guarantee                  2
   EQAccess                                         13
   EQ Advisors Trust                             cover
   face amount                                       3
   grace period                                      1
   guaranteed interest option                        3
   guarantee premium                                 2
   Guaranteed Interest Account                       3
   Incentive Life(SM)                            cover
   Incentive term rider                              4
   insured person                                   35
   investment funds                                  3
   investment option                             cover
   issue date                                       35
   lapse                                             1
   Laudus Variable Insurance Trust               cover




                                                  Page
   loan, loan interest                              22
   market timing                                    37
   modified endowment contract                      24
   month, year                                      34
   monthly deduction                                33
   net cash surrender value                         23
   no-lapse guarantee                                2
   Option A, B                                       3
   our                                               i
   owner                                             i
   paid up                                          24
   paid up death benefit guarantee                   2
   partial withdrawal                               23
   payment option                                   30
   planned periodic premium                          1
   policy                                        cover
   Portfolio                                     cover
   Premier VIT                                   cover
   premium payments                                  1
   prospectus                                    cover
   rebalancing                                      20
   receive                                          34
   restore, restoration                              2
   riders                                            1
   SEC                                           cover
   Separate Account FP                              14
   state                                             1
   subaccount                                       14
   surrender                                        23
   surrender charge                                  6
   target premium                                    9
   telephone transfers                              20
   The Universal Institutional Funds, Inc.       cover
   transfers                                        20
   Trusts                                        cover
   units                                            19
   unit values                                      19
   us                                                i
   variable investment option                    cover
   we                                                i
   withdrawal                                       22
   you, your                                         i


iii  An index of key words and phrases

1. Risk/benefit summary: Policy features, benefits and risks

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Incentive Life(SM) is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.


Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY


PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life(SM) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life(SM) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life(SM) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

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You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.


You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

If at any time when your policy's account value is high enough that the "alternative higher death benefit" discussed later in this prospectus would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.


PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless:


o you have paid sufficient premiums to maintain one of our available guarantees against termination, your policy is still within the period of that guarantee, and you do not have an outstanding loan (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect, and you do not have an outstanding loan (see "You can elect a "paid up" death benefit guarantee" below).


("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the


                   Risk/benefit summary: Policy features, benefits and risks   1
policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct or (ii) to maintain in effect one of the guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.


RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us; and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover (i) total monthly deductions for 3 months, calculated from the effective date of restoration; (ii) any excess of the applicable surrender charge on the date of restoration over the surrender charge that was deducted on the date of default; and (iii) the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.



YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE


You can generally guarantee that your policy will not terminate for a number of years by paying at least certain specified amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:


(1) a guarantee for the first five years of your policy (the policy calls this the "no-lapse guarantee")

                                      or

(2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee"). If your policy is issued with the Incentive Term rider, the "death benefit guarantee" is not available. See the Incentive Term rider section under "Other benefits you can add by rider" later in this prospectus, for more information.

In some states, these guarantees may be unavailable, limited to shorter periods, or referred to by different names.

We make no extra charge for either of these two guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no-lapse guarantees" under "More information about policy features and benefits" later in this prospectus) and you must not have any outstanding policy loans. Maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the five-year guarantee.


--------------------------------------------------------------------------------
If you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $0.02 per $1,000 of the policy's face amount is deducted from your account value for this guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.


While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61-day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, for the life of the insured person; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the policy anniversary nearest to when the insured person reaches age 80 or the end of the 15th year of the policy.

This option is not available in all states or if your policy is issued with the Incentive Term rider.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced death benefit guarantee premium will be set forth on page 3 of your policy on a monthly basis.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced death benefit guarantee premiums due to date. Unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guarantee terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.



YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


Under certain circumstances, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your base policy's face amount (see below). Thereafter,


2 Risk/benefit summary: Policy features, benefits and risks your policy will not lapse and the death benefit will never be less than the base policy's face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) at any time following the election, the sum of any outstanding policy loans, accrued interest, and any "restricted" amount due to exercise of a living benefits rider, together with any then applicable surrender charge, exceeds your policy's account value or if (ii) you request us to terminate the election. For more information about the circumstances under which you can elect the paid-up death benefit, the possible reduction in face amount after this guarantee is elected, (including the possible imposition of surrender charges upon such reduction), and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this Prospectus.


INVESTMENT OPTIONS WITHIN YOUR POLICY


We will initially put all unloaned amounts which you have allocated to variable investment options into our EQ/Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

--------------------------------------------------------------------------------
You can choose among variable investment options.
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VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

Our arrangement with Portfolio sponsors that are not affiliated with us may provide that they or one of their affiliates will pay us based on a percentage (up to 0.30% on an annual basis) of the net assets of a Portfolio attributable to the Policies. These fees are not charged to you, the Separate Account or the Portfolio.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life(SM) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.

If you are applying for $1.1 million or more of coverage, you should consider whether it would be to your advantage to take out some of your coverage under our Incentive Term rider. This rider generally provides fewer guarantees and lower charges. See "The Incentive Term rider" below.

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If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. We also have options available for the manner in which we pay death benefits (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                      or

o Option B -- The face amount plus the policy's "account value" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection


                   Risk/benefit summary: Policy features, benefits and risks   3
relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." For more information on the alternative higher death benefit and for information on other adjustments to the death benefit, see "More information about policy features and benefits" later in this prospectus.

THE INCENTIVE TERM RIDER. The Incentive Term rider allows you to purchase additional coverage on the insured person if the face amount of your base Incentive Life(SM) policy is $1,000,000 or more. The minimum amount available is $100,000 and the maximum amount is equal to 80% of the total amount (which is the base policy face amount plus the face amount under the Incentive Term rider). Choosing term coverage under this rider in lieu of coverage under your base Incentive Life(SM) policy can reduce your total charges. Our "cost of insurance" charges under the Incentive Term rider are currently lower than they are for coverage under the base policy, and this coverage does not have surrender charges. We reserve the right to raise the insurance rates for this rider at any time so that they could exceed the rates for the base policy. But rates for the term rider will not be raised above the maximum rates we are permitted to charge under your base policy.

If your policy is issued with an Incentive Term rider, the "death benefit guarantee" and the "enhanced" death benefit guarantee are not available. Further, the "paid up" death benefit guarantee is only available with respect to the base coverage. Therefore, if any of these death benefit guarantees is your priority, you should not take any coverage under the Incentive Term rider.


Except as noted in the next sentence, if you request a face amount decrease (or a partial withdrawal that results in a face amount decrease) or a face amount increase, we will adjust your base policy face amount and your Incentive Term rider face amount proportionately, so that the ratio between the two remains the same. However, to the extent that such a reduction of the base policy face amount would cause the face amount to fall below the minimum we are then requiring for new policies, we will make such reduction from the Incentive Term rider face amount only.

Any change in the death benefit option will not change the Incentive Term rider's face amount, unless the alternative death benefit is in effect. If it is, any change in your death benefit option will cause your Incentive Term rider's face amount to be automatically reduced as discussed below under "Change of death benefit option."

When the alternative death benefit becomes applicable, the death benefit under the base policy is increased and the death benefit under the Incentive Term rider is automatically reduced by the same amount (but not below zero).

Use of the Incentive Term rider instead of an equal amount of coverage under the base policy generally reduces commissions. Therefore, an agent may receive a higher commission for selling you a policy that does not include the Incentive Term rider.

See also "Tax information" later in this prospectus for certain possible tax consequences of face amount changes or adding or deleting riders.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy; however changes to Option B are not permitted beyond the policy year in which the insured person reaches age 80.
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CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to Option B, we automatically reduce your base policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted once the insured person reaches age 81.

If you change from Option B to Option A, we automatically increase your base policy's face amount by an amount equal to your policy's account value at the time of the change.


If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option:

o we will determine the new base policy face amount somewhat differently from the general procedures described above, and

o we will automatically reduce the face amount of any Incentive Term rider that you then have in effect (we discuss the Incentive Term rider above under "The Incentive Term rider").

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.



YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE


If the face amount increase endorsement is issued with your policy, you may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age 81.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the amount of additional coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the


4 Risk/benefit summary: Policy features, benefits and risks insured person and the policy year at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life(SM) policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.


In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount. This distribution may be taxable.


ACCESSING YOUR MONEY


You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy's account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this Prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax Information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.


o If the policy loan and any accrued loan interest either equals or exceeds the cash surrender value, your policy will terminate subject to the policy's Grace Period provision.

o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.


o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


                   Risk/benefit summary: Policy features, benefits and risks   5

2. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------


TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.

This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount, transfer policy account value among investment options or the policy terminates without value at the end of a grace period.


------------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
Charge                       When charge is deducted          Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Premium charge               Deducted from each premium       6% of each premium payment. We may increase this charge higher than
                             when added to your account       6%, however, as a result of changes in the tax laws which increase our
                             value                            expenses. Currently, we reduce this charge to 3% of each premium payment after a certain amount.(1)
------------------------------------------------------------------------------------------------------------------------------------
Surrender (turning in) or    Deducted from your account       The amount of the surrender charge is set forth in your policy.(2)
termination of your policy   value at the time you
during its first 15 years    surrender or upon
                             termination without value at
                             the end of a grace period.

  Lowest and highest                                          For any policy the lowest initial surrender charge per $1,000 of
  charge                                                      initial base policy face amount would be $2.91, and the highest initial surrender charge per $1,000 of initial base policy face amount would be $12.99.

  Charge for a                                                The initial surrender charge per $1,000 of initial base policy face
  representative insured                                      amount is $6.30 for a male, non-tobacco user, age 35 at issue with an initial base policy face amount of $425,000.
------------------------------------------------------------------------------------------------------------------------------------
Surrender or termination     Deducted from your account       An amount of surrender charge that we will compute on essentially the
of your policy during the    value at the time you            same basis as above (see "Surrender (turning in) or termination of
first 15 years after you     surrender or upon                your policy during its first 15 years"), as if each such face amount
have requested an            termination without value at     increase had been a separate, newly-issued Incentive Life(SM)
increase in your policy's    the end of a grace period.       policy.(3)
face amount

  Lowest and highest                                          For any policy, the lowest initial surrender charge per $1,000 of base
  charge                                                      policy face amount increase would be $3.53, and the highest initial surrender charge per $1,000 of base policy face amount increase would be $12.99.

  Charge for a                                                The initial surrender charge per $1,000 of face amount increase would
  representative insured                                      be $6.37 for a male non-tobacco user, age 35 at the time of the increase.

------------------------------------------------------------------------------------------------------------------------------------
Request a decrease in your   Deducted from your account       A pro rata portion of the full surrender charge that would apply to a
policy's face amount         value on the effective date      surrender at the time of the decrease.
                             of the decrease
------------------------------------------------------------------------------------------------------------------------------------
Transfers among              Deducted when you transfer       $25 per transfer (maximum); $0 (current).(4)
investment options           account value among
                             investment options
------------------------------------------------------------------------------------------------------------------------------------



6 Risk/benefit summary: Charges and expenses you will pay

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.



------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Charge                       When charge is deducted          Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Administrative charges(5)   Deducted from your account        (i) For adults (issue age 18 and older), $20 in each of your policy's
                            value each month                  first 12 months or, for children, $10 in each of your policy's first
                                                              24 months, and (ii) for everyone, a maximum charge of $10 in each subsequent month (currently we charge $7 in each subsequent month).
------------------------------------------------------------------------------------------------------------------------------------
Cost of insurance
charges(5)(6)(7)

  Lowest and highest        Deducted from your account        The lowest maximum monthly charge per $1,000 of the amount for which
  charge                    value each month                  we are at risk(8) under your base policy on the date of the deduction is $0.06 and the highest maximum monthly charge per $1,000 is $83.34.

  Charge for a                                                The maximum monthly charge per $1,000 in the first policy year is
  representative insured                                      $0.15 for a male insured age 35 in the standard, non-tobacco user risk class(9).
------------------------------------------------------------------------------------------------------------------------------------
Optional rider charges

Disability deduction        Deducted from your account        Amount charged as a percentage of the other monthly charges deducted
waiver(6)                   value each month while rider      from your policy's value.
                            is in effect.

  Lowest and highest                                          The lowest maximum monthly charge is 7% and the highest maximum
  charge                                                      monthly charge is 132%.

  Charge for a                                                The maximum monthly charge in the first policy year is 12% for a male
  representative insured                                      insured age 35 who is not in a rated risk class(10).

Disability premium
waiver(6)

  Lowest and highest        Deducted from your account        Amount charged for disability premium waiver per $1,000 of benefit for
  charge                    value each month while rider      which such rider is purchased(11) as follows:
                            is in effect and while any          Initial base policy face amount: The lowest monthly charge per
                            option to purchase additional       $1,000 is $0.02 and the highest monthly charge per $1,000 is
                            insurance, children's term          $0.71.(12)
                            rider, 10 year renewable term
                            rider and/or cost of living         Option to purchase additional insurance: The lowest monthly charge
                            rider are in effect.                per $1,000 is $0.02 and the highest monthly charge per $1,000 is
                                                                $0.08.

                                                                Children's term insurance: The lowest monthly charge per $1,000 is
                                                                $0.01 and the highest monthly charge per $1,000 is $0.03.

                                                                10 year renewable term rider: The lowest monthly charge per $1,000 is $0.007 and the highest monthly charge per $1,000 is $0.22.

                                                                cost of living rider: The lowest monthly charge per $1,000 is
                                                                $0.003 and the highest monthly charge per $1,000 is 0.06.


                       Risk/benefit summary: Charges and expenses you will pay 7

------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Charge                       When charge is deducted          Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
  Charge for a                                                Amount charged for disability premium waiver per $1,000 of benefit as
  representative insured                                      follows:
                                                                Initial base policy face amount: The monthly charge per $1,000 is
                                                                $0.07 for a male insured age 35 at issue in the non-rated
                                                                non-tobacco user risk class.

                                                                Option to purchase additional insurance: The monthly charge per
                                                                $1,000 is $0.03 for an insured age 35 at issue who is not in a rated risk class.

                                                                Children's term insurance: The monthly charge per $1,000 is $0.01 for an insured who is not in a rated risk class.

                                                                10 year renewable term rider: The monthly charge per $1,000 in the first policy year is $0.007 for an insured age 35 at issue who is not in a rated risk class.

                                                                cost of living rider: The monthly charge per $1,000 is $0.02 for an insured age 35 at issue who is not in a rated risk class.

Option to purchase
additional insurance(6)

  Lowest and highest       Deducted from your account         The lowest monthly charge per $1,000 of option to purchase additional
  charge                   value each month while rider       insurance is $0.04 and the highest monthly charge per $1,000 is $0.17.
                           is in effect

  Charge for a                                                The monthly charge per $1,000 is $0.16 for an insured age 35 at issue.
  representative insured

Accidental death benefit
rider(6)

  Lowest and highest       Deducted from your account         The lowest monthly charge per $1,000 of accidental death benefit is
  charge                   value each month while rider       $0.08 and the highest monthly charge per $1,000 is $0.44.
                           is in effect

  Charge for a                                                The monthly charge per $1,000 is $0.08 for an insured age 35 at issue
  representative insured                                      who is not in a rated risk class.

Cost of living rider(6)

  Lowest and highest       Deducted from your account         The lowest monthly charge per $1,000 of base policy face amount at the
  charge                   value each month while rider       time of the deduction is $0.004 and the highest monthly charge per
                           is in effect                       $1,000 is $0.08.

  Charge for a                                                The monthly charge per $1,000 is $0.02 for a male insured age 35 at
  representative insured                                      issue who is in the non-tobacco user risk class.

10 year renewable term
insurance on the insured
person or an additional
insured person(6)(7)

  Lowest and highest       Deducted from your account         The lowest monthly charge per $1,000 of ten-year renewable term
  charge                   value each month while rider       insurance is $0.09 and the highest monthly charge per $1,000 is $4.50.
                           is in effect

  Charge for a                                                The monthly charge per $1,000 in the first policy year is $0.17 for a
  representative insured                                      male insured (or additional insured) age 35 at issue who is in the non-tobacco user risk class and who is not in a rated risk class.



8 Risk/benefit summary: Charges and expenses you will pay

------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
Charge                       When charge is deducted              Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Incentive term rider(5)(6)(7)

  Lowest and highest            Deducted from your account        The lowest maximum monthly charge per $1,000 of rider death
  charge                        value each month while rider      benefit is $0.06 and the highest maximum monthly charge per $1,000
                                is in effect                      is $83.34.

  Charge for a                                                    The maximum monthly charge per $1,000 in the first policy year is
  representative insured                                          $0.15 for a male insured age 35 in the standard non-tobacco user risk class.(9)

Enhanced death benefit          Deducted from your account        The monthly charge per $1,000 of base policy face amount at the
guarantee(5)                    value each month while rider      time of the deduction is $0.02.(13)
                                is in effect

Children's term insurance       Deducted from your account        The monthly charge per $1,000 of children's term insurance is
                                value each month while rider      $0.50.
                                is in effect
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense           Deducted from amounts in          A maximum of 0.90% (annual rate) of the value you have in our
risk charge                     your policy's variable            variable investment options; currently, we charge 0.60% (annual
                                investment options each day       rate) of the value you have in our variable investment options.
------------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread            Calculated daily and is due       Highest Annual rate of 2%. We may, however, increase this charge
(on loan amount)(14)            on each policy anniversary (or    higher than 2% as a result of changes in the tax laws which
                                on loan termination, if           increase our expenses.
                                earlier)
------------------------------------------------------------------------------------------------------------------------------------


(1) Currently, we reduce this charge after an amount equal to ten "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's characteristics. In addition, if your policy includes the accounting benefit endorsement, a portion of the deductions from premiums will be refunded upon surrender within the first three policy years (see "Accounting benefit endorsement" in "More information about policy features and benefits" later in this prospectus).

(2) Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. In addition, if your policy includes the accounting benefit endorsement, the surrender charges are reduced (see "Accounting benefit endorsement" in "More information about policy features and benefits" later in this prospectus).

(3) This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option.

(4) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our Dollar Cost Averaging service or Asset Rebalancing service as discussed later in this prospectus.

(5)  Not applicable after the insured person reaches age 100.

(6) Since these charges vary based on individual characteristics of the insured, the charges shown in the table may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(7) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(8) Our amount "at risk" is the difference between the amount of death benefit and the account value as of the deduction date.

(9) For most insured persons at most ages, the current monthly charges per $1,000 are lower than the maximum monthly charges per $1,000.

(10) The current monthly charges for this rider are lower than the maximum monthly charges.

(11) Amount charged equals the sum of disability premium waiver rider charges corresponding to the base policy, and to any option to purchase additional insurance, children's term insurance, 10 year renewable term and/or cost of living riders that you have added to your policy.

(12) The monthly charges corresponding to the base policy will be adjusted proportionately to any face amount reduction made at your request or resulting from a partial withdrawal under death benefit Option A.

(13) The "face amount" is the base amount of insurance coverage under your policy.


(14) We charge interest on policy loans but credit you with interest on the amount of the account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.


                       Risk/benefit summary: Charges and expenses you will pay 9

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.



------------------------------------------------------------------------------------------------------------------------------------
                         Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2004 (expenses that are           Lowest     Highest
deducted from Portfolio assets including management fees, 12b-1 fees,           ------     -------
service fees and/or other expenses)(1)                                          0.55%      4.10%
------------------------------------------------------------------------------------------------------------------------------------



This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Fee Waivers
                                                                                    Underlying                   and/or
                                                                                     Portfolio      Total       Expense
                                                Management   12b-1      Other        Fees and      Annual       Reimburse-    Annual
Portfolio Name                                  Fees(2)      Fees(3)   Expenses(4)  Expenses(5)    Expenses      ments(6)   Expenses
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                        0.10%       0.25%        0.29%        0.99%        1.63%        (0.29)%       1.34%
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative Allocation                      0.10%       0.25%        0.41%        0.75%        1.51%        (0.41)%       1.10%
------------------------------------------------------------------------------------------------------------------------------------
AXA Conservative-Plus Allocation                 0.10%       0.25%        0.30%        0.80%        1.45%        (0.30)%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                          0.10%       0.25%        0.16%        0.83%        1.34%        (0.16)%       1.18%
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate-Plus Allocation                     0.10%       0.25%        0.20%        1.02%        1.57%        (0.20)%       1.37%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Aggressive Equity                0.62%       0.25%        0.18%          --         1.05%           --         1.05%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                        0.60%       0.25%        0.20%          --         1.05%        (0.10)%       0.95%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                      1.20%       0.25%        0.40%          --         1.85%         0.00%        1.85%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP High Yield                       0.58%       0.25%        0.18%          --         1.01%           --         1.01%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP International Equity             1.05%       0.25%        0.50%          --         1.80%         0.00%        1.80%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Core Equity            0.90%       0.25%        0.32%          --         1.47%        (0.12)%       1.35%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Growth                 0.90%       0.25%        0.26%          --         1.41%        (0.06)%       1.35%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Large Cap Value                  0.90%       0.25%        0.25%          --         1.40%        (0.05)%       1.35%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Growth             1.10%       0.25%        0.25%          --         1.60%         0.00%        1.60%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value              1.10%       0.25%        0.25%          --         1.60%         0.00%        1.60%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Technology                       1.20%       0.25%        0.40%          --         1.85%         0.00%        1.85%
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                         0.47%       0.25%        0.05%          --         0.77%           --         0.77%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                    0.56%       0.25%        0.05%          --         0.86%           --         0.86%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities   0.50%       0.25%        0.06%          --         0.81%           --         0.81%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International                        0.73%       0.25%        0.12%          --         1.10%         0.00%        1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Large Cap Growth*                    0.90%       0.25%        0.05%          --         1.20%        (0.10)%       1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                         0.50%       0.25%        0.06%          --         0.81%           --         0.81%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                     0.75%       0.25%        0.06%          --         1.06%           --         1.06%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                   0.63%       0.25%        0.07%          --         0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Calvert Socially Responsible                  0.65%       0.25%        0.29%          --         1.19%        (0.14)%       1.05%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Growth                       0.65%       0.25%        0.09%          --         0.99%        (0.04)%       0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian International                0.85%       0.25%        0.17%          --         1.27%        (0.07)%       1.20%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                     0.65%       0.25%        0.05%          --         0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                  0.65%       0.25%        0.05%          --         0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                              0.25%       0.25%        0.05%          --         0.55%           --         0.55%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                               0.65%       0.25%        0.11%          --         1.01%        (0.06)%       0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                    0.70%       0.25%        0.06%          --         1.01%        (0.01)%       1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                        0.74%       0.25%        0.08%          --         1.07%         0.00%        1.07%
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. Morgan Core Bond                         0.44%       0.25%        0.06%          --         0.75%         0.00%        0.75%
------------------------------------------------------------------------------------------------------------------------------------
EQ/JP Morgan Value Opportunities                 0.60%       0.25%        0.10%          --         0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                        0.90%       0.25%        0.08%          --         1.23%        (0.08)%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Lazard Small Cap Value                        0.75%       0.25%        0.05%          --         1.05%         0.00%        1.05%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                                 0.88%       0.25%        0.06%          --         1.19%        (0.04)%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                    0.58%       0.25%        0.05%          --         0.88%         0.00%        0.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury International Value                   0.85%       0.25%        0.15%          --         1.25%         0.00%        1.25%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                 0.65%       0.25%        0.06%          --         0.96%           --         0.96%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                           0.60%       0.25%        0.10%          --         0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                                  0.34%       0.25%        0.05%          --         0.64%           --         0.64%
------------------------------------------------------------------------------------------------------------------------------------


10 Risk/benefit summary: Charges and expenses you will pay

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Fee Waivers
                                                                                    Underlying                   and/or
                                                                                     Portfolio      Total       Expense
                                                Management   12b-1      Other        Fees and      Annual       Reimburse-    Annual
Portfolio Name                                  Fees(2)      Fees(3)   Expenses(4)  Expenses(5)    Expenses      ments(6)   Expenses
------------------------------------------------------------------------------------------------------------------------------------
EQ/Small Company Index                          0.25%        0.25%        0.13%       --            0.63%        0.00%         0.63%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity*          1.15%        0.25%        0.40%       --            1.80%        0.00%         1.80%
------------------------------------------------------------------------------------------------------------------------------------
 LAUDUS VARIABLE INSURANCE TRUST:
------------------------------------------------------------------------------------------------------------------------------------
Laudus Rosenberg VIT Value Long/Short Equity    1.50%        0.25%        2.35%       --            4.10%       (0.96)%        3.14%
------------------------------------------------------------------------------------------------------------------------------------
 PREMIER VIT:
------------------------------------------------------------------------------------------------------------------------------------
OpCap Renaissance**                             0.80%          --         0.37%       --            1.17%       (0.03)%        1.14%
------------------------------------------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate - Class I(7)                   0.76%          --         0.26%       --            1.02%        0.00%         1.02%
------------------------------------------------------------------------------------------------------------------------------------



* This is the investment option's new name effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

**  Formerly named "PIMCO Advisors VIT PEA Renaissance.

(1) Total Annual Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2004 and for the underlying portfolios.

(2) The management fees shown reflect revised management fees, effective May 1, 2005, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contracts. A "-" indicates that there is no Rule 12b-1 Plan in place for the Portfolio shown.

(4) Other expenses shown are those incurred in 2004. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.

(5) The AXA Allocation variable investment options invest in corresponding portfolios of the AXA Premier VIP Trust. Each AXA Allocation portfolio in turn invests in shares of other portfolios of the EQ Advisors Trust and AXA Premier VIP Trust ("the underlying portfolios"). Amounts shown reflect each AXA Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been weighted based on the respective investment allocations as of 12/31/04. A "-" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "-" indicates that there is no expense limitation in effect. "0.0%" indicates that the expense limitation arrangement did not result in a fee waiver reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2006. Under these agreements AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Morgan Stanley Investment Management Inc., which does business in certain instances as "Van Kampen," is the manager of The Universal Institutional Funds, Inc. -- U.S. Real Estate Portfolio -- Class I and has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio (exclusive of investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. Van Kampen reserves the right to terminate any waiver and/or reimbursement at any time without notice. OpCap Advisors LLC is the Investment Adviser of the Premier VIT--OpCap Renaissance Portfolio, and has contractually agreed to waive any amounts payable to the Investment Adviser and reimburse the Portfolio so that the total operating expenses of the Portfolio (net of any expense offsets) do not exceed specified amounts. Charles Schwab Investment Management, Inc., the manager of the Laudus Variable Insurance Trust -- Laudus Rosenberg VIT Value Long/Short Equity Portfolio, has voluntarily agreed to reimburse expenses in excess of specified amounts. See the Prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain portfolios of AXA Premier VIP Trust Portfolio and EQ Advisors Trust Portfolio is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:



------------------------------------------------
   Portfolio Name
------------------------------------------------
   AXA Moderate Allocation                 1.17%
------------------------------------------------
   AXA Premier VIP Aggressive Equity       0.93%
------------------------------------------------
   AXA Premier VIP Health Care             1.81%
------------------------------------------------
   AXA Premier VIP International Equity    1.75%
------------------------------------------------
   AXA Premier VIP Large Cap Core Equity   1.32%
------------------------------------------------
   AXA Premier VIP Large Cap Growth        1.30%
------------------------------------------------
   AXA Premier VIP Large Cap Value         1.21%
------------------------------------------------
   AXA Premier VIP Small/Mid Cap Growth    1.50%
------------------------------------------------
   AXA Premier VIP Small/Mid Cap Value     1.54%
------------------------------------------------
   AXA Premier VIP Technology              1.75%
------------------------------------------------
   EQ/Alliance Common Stock                0.68%
------------------------------------------------
   EQ/Alliance Growth and Income           0.80%
------------------------------------------------
   EQ/Alliance International               1.08%
------------------------------------------------
   EQ/Alliance Large Cap Growth            1.04%
------------------------------------------------
   EQ/Alliance Small Cap Growth            0.98%
------------------------------------------------
   EQ/Calvert Socially Responsible         1.00%
------------------------------------------------
   EQ/Capital Guardian Growth              0.67%
------------------------------------------------
   EQ/Capital Guardian International       1.17%
------------------------------------------------
   EQ/Capital Guardian Research            0.90%
------------------------------------------------
   EQ/Capital Guardian U.S. Equity         0.93%
------------------------------------------------


                     Risk/benefit summary: Charges and expenses you will pay  11

------------------------------------------------
   Portfolio Name
------------------------------------------------
   EQ/Evergreen Omega                      0.57%
------------------------------------------------
   EQ/FI Mid Cap                           0.96%
------------------------------------------------
   EQ/FI Small/Mid Cap Value               1.05%
------------------------------------------------
   EQ/JP Morgan Value Opportunities        0.76%
------------------------------------------------
   EQ/Lazard Small Cap Value               0.86%
------------------------------------------------
   EQ/Marsico Focus                        1.12%
------------------------------------------------
   EQ/Mercury Basic Value Equity           0.86%
------------------------------------------------
   EQ/Mercury International Value          1.18%
------------------------------------------------
   EQ/MFS Emerging Growth Companies        0.91%
------------------------------------------------
   EQ/MFS Investors Trust                  0.91%
------------------------------------------------
   EQ/Van Kampen Emerging Markets Equity   1.75%
------------------------------------------------



(7) Expense information has been restated to reflect current fees in effect as of November 1, 2004.

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in-force policies, as well as to new policies.



12 Risk/benefit summary: Charges and expenses you will pay

3. Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation (previously, The Equitable Life Assurance Society of the United States). We have been doing business since 1859. AXA Equitable is an indirect, wholly owned subsidiary of AXA Financial, Inc., the holding company. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus.


--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center

P.O. Box 1047
Charlotte, North Carolina 28201-1047


--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------

At the Street Address for our Administrative Office:
AXA Equitable -- National Operations Center
10840 Ballantyne Commons Parkway

Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------

Automated system available every day, from 6 AM to 4 AM, Eastern Time; customer service representatives available weekdays 8 AM to 7 PM, Eastern Time:
1-888-855-5100.



--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------

life-service@axa-equitable.com



--------------------------------------------------------------------------------
 BY FACSIMILE (FAX):
--------------------------------------------------------------------------------
1-704-540-9714



--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. Our Websites provide access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).

                       ----------------------------------

Required Forms. We require that the following types of communications be on specific forms we provide for that purpose:


(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3) request for asset rebalancing; and


(4) designation of new policy owner(s) and beneficiaries.

Other Requests. We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) transfers among investment options; and

(c) changes in allocation percentages for premiums and deductions.

You can also change your allocation percentages and/or transfer among investment options and/or change your address (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and EQAccess requests" later in this prospectus.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")


                                                       Who is AXA Equitable?  13

Formal Requirements. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.


The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP


Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP.


Each subaccount (variable investment option) of Separate Account FP available under Incentive Life(SM) invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.


VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life(SM) and other policies that Separate Account FP supports.



14  Who is AXA Equitable?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------

You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the Incentive Life(SM) policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.

AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios.

PORTFOLIOS OF THE TRUSTS

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                 Objective                                                 Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a         o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.   o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,   o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE    Seeks long-term growth of capital.                         o Alliance Capital Management L.P.
 EQUITY
                                                                                         o MFS Investment Management

                                                                                         o Marsico Capital Management, LLC

                                                                                         o Provident Investment Counsel, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP CORE BOND     Seeks a balance of a high current income and capital       o BlackRock Advisors, Inc.
                              appreciation, consistent with a prudent level of risk
                                                                                         o Pacific Investment Management Company
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HEALTH CARE   Seeks long-term growth of capital                          o A I M Capital Management, Inc.

                                                                                         o RCM Capital Management LLC

                                                                                         o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP HIGH YIELD    Seeks high total return through a combination of current   o Alliance Capital Management L.P.
                              income and capital appreciation.
                                                                                         o Pacific Investment Management Company
                                                                                           LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP               Seeks long-term growth of capital                          o Alliance Capital Management L.P., through
 INTERNATIONAL EQUITY                                                                      its Bernstein Investment Research and
                                                                                           Management Unit

                                                                                         o J.P. Morgan Investment Management Inc.

                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP     Seeks long-term growth of capital                          o Alliance Capital Management L.P., through
 CORE EQUITY                                                                               its Bernstein Investment Research and
                                                                                           Management Unit

                                                                                         o Janus Capital Management LLC

                                                                                         o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                          About the Portfolios of the Trusts  15

------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                   Objective                                               Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital                       o Alliance Capital Management L.P.
 GROWTH
                                                                                         o RCM Capital Management LLC

                                                                                         o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP LARGE CAP        Seeks long-term growth of capital                       o Alliance Capital Management L.P.
 VALUE
                                                                                         o MFS Investment Management

                                                                                         o Institutional Capital Corporation
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital                       o Alliance Capital Management L.P.
 CAP GROWTH
                                                                                         o Provident Investment Counsel, Inc.

                                                                                         o Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP SMALL/MID        Seeks long-term growth of capital                       o AXA Rosenberg Investment Management LLC
 CAP VALUE
                                                                                         o Wellington Management Company, LLP

                                                                                         o TCW Investment Management Company
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TECHNOLOGY       Seeks long-term growth of capital                       o Wellington Management Company, LLP

                                                                                         o RCM Capital Management LLC

                                                                                         o Firsthand Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*                  Objective                                               Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE COMMON STOCK         Seeks to achieve long-term growth of capital.           o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND           Seeks to provide a high total return.                   o Alliance Capital Management L.P.
 INCOME
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE         Seeks to achieve high current income consistent         o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES           with relative stability of principal.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL        Seeks to achieve long-term growth of capital.           o Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE LARGE CAP            Seeks to achieve long-term growth of capital.           o Alliance Capital Management L.P.
 GROWTH(1)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND         Seeks to achieve high current income consistent         o Alliance Capital Management L.P.
                                 with moderate risk to capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP            Seeks to achieve long-term growth of capital.           o Alliance Capital Management L.P.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE   Seeks capital appreciation.                             o Alliance Capital Management L.P., through
                                                                                           its Bernstein Investment Research and
                                                                                           Management Unit
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY              Seeks long-term capital appreciation.                   o Calvert Asset Management Company Inc. and
 RESPONSIBLE                                                                               Brown Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH       Seeks long-term growth of capital.                      o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN INTERNA-     Seeks to achieve long-term growth of capital.           o Capital Guardian Trust Company
 TIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN              Seeks to achieve long-term growth of capital.           o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S.         Seeks to achieve long-term growth of capital.           o Capital Guardian Trust Company
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------


16 About the Portfolios of the Trusts

------------------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name*               Objective                                                  Adviser(s)
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks a total return before expenses that approximates     o Alliance Capital Management L.P.
                              the total return performance of the S&P 500 Index,
                              including reinvestment of dividends, at a risk level
                              consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA            Seeks long-term capital growth.                            o Evergreen Investment Management
                                                                                           Company, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                 Seeks long-term growth of capital.                         o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE     Seeks long-term capital appreciation.                      o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/J.P. MORGAN CORE BOND      Seeks to provide a high total return consistent with       o J.P. Morgan Investment Management Inc.
                              moderate risk of capital and maintenance of liquidity
------------------------------------------------------------------------------------------------------------------------------------
EQ/JP MORGAN VALUE OPPORTU-   Seeks long-term capital appreciation.                      o J.P. Morgan Investment Management Inc.
 NITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH     Seeks long-term growth of capital.                         o Janus Capital Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE     Seeks capital appreciation.                                o Lazard Asset Management LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS              Seeks long-term growth of capital.                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE        Seeks capital appreciation and secondarily, income.        o Mercury Advisors
 EQUITY
------------------------------------------------------------------------------------------------------------------------------------
EQ/MERCURY INTERNATIONAL      Seeks capital appreciation.                                o Merrill Lynch Investment Managers
 VALUE                                                                                     International Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH        Seeks to provide long-term capital growth.                 o MFS Investment Management
 COMPANIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST        Seeks long-term growth of capital with secondary           o MFS Investment Management
                              objective to seek reasonable current income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current income, preserve   o Alliance Capital Management L.P.
                              its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX        Seeks to replicate as closely as possible (before the      o Alliance Capital Management L.P.
                              deduction of Portfolio expenses) the total return of
                              the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING        Seeks long-term capital appreciation.                      o Morgan Stanley Investment Management,
 MARKETS EQUITY(2)                                                                         Inc.
------------------------------------------------------------------------------------------------------------------------------------
Laudus Variable
Insurance Trust
Portfolio Name                Objective                                                  Investment Manager/Adviser
------------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VIT VALUE    Seeks to increase the value of your investment in bull     o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY            markets and bear markets through strategies that are
                              designed to have limited exposure to general equity        o Charles Schwab Investment Management,
                              market risk.                                                 Inc.
------------------------------------------------------------------------------------------------------------------------------------
Premier VIT
Portfolio Name                Objective                                                  Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
OPCAP RENAISSANCE**           Seeks long-term capital appreciation and income.           o OpCap Advisors LLC
------------------------------------------------------------------------------------------------------------------------------------


                                          About the Portfolios of the Trusts  17

------------------------------------------------------------------------------------------------------------------------------------
The Universal Institutional
Funds, Inc.
Portfolio Name*               Objective                                                  Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
U.S. REAL ESTATE -- CLASS I   Seeks to provide above average current income and long-    o Van Kampen (is the name under which
                              term capital appreciation by investing primarily in          Morgan Stanley Investment Management Inc.
                              equity securities of companies in the U.S. real estate       does business in certain situations)
                              industry, including real estate investment trusts.
------------------------------------------------------------------------------------------------------------------------------------


* This portfolio information reflects the portfolio's name change effective on or about May 9, 2005, subject to regulatory approval. The chart below reflects the portfolio name in effect until, on or about May 9, 2005. The number in the "FN" column corresponds with the number contained in the table above.


---------------------------------------------
 FN          Portfolio Name until May 9, 2005
---------------------------------------------
   (1)      EQ/Alliance Premier Growth
---------------------------------------------
   (2)      EQ/Emerging Markets Equity
---------------------------------------------


** Formerly named "PIMCO Advisors VIT PEA Renaissance."


Other important information about the Portfolios is included in the prospectus for each Trust which accompanies this prospectus.

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 888-855-5100.


18 About the Portfolios of the Trusts

5. Determining your policy's value

--------------------------------------------------------------------------------


YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in
(iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (see "Table of policy charges" in "Charges and expenses you will pay" earlier in this prospectus). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned earlier in this prospectus does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.


                                             Determining your policy's value  19

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
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RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").



HOW TO MAKE TRANSFERS


EQACCESS TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Website and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transfers described below also apply to online transfers.



TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling the number under "By toll-free phone" in "How to reach us" earlier in this prospectus, from a touch tone phone; or

o whether or not you are both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.


For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

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Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
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Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


We will not deduct a transfer charge made in connection with our dollar cost averaging service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).


20  Transferring your money among our investment options

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.



                        Transferring your money among our investment options  21

7. Accessing your money

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below.

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You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute our customer loyalty credit;
  and

o the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life(SM) policies in 1999 the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment


22  Accessing your money
options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or because it could result in a death benefit guarantee not being in effect.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy and applicable waivers of surrender charges in the event of federal estate tax repeal.


YOUR OPTION TO RECEIVE A LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).


We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy, we refer to this as a "lien" we establish against your policy.)


When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.


The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

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You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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                                                        Accessing your money  23

8. Tax information

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This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life(SM) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus.


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.



TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.


24  Tax information

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


                                                             Tax information  25
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $1.5 million in 2005 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $11,000 for 2005 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Beginning in 2011, at any time during which there is no federal estate tax in effect, we will waive any surrender charges that would otherwise apply.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.


If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.



PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS


Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. Further guidance is anticipated. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of recent amendments to the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.


26  Tax information

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

FUTURE (2009 OR LATER) UNDERWRITTEN INCREASES IN BENEFITS OR COVERAGE OR ADDITION OF RIDERS

In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to contracts issued prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes which are pursuant to the terms of the contract, including addition or removal of a rider and an increase or decrease in death benefit, if the change is not underwritten. As a result, absent further guidance, it is not clear whether 2009 or later increases of benefits or coverage or additions of riders or increases in rider benefits, which are subject to underwriting, would cause your contract to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates. If we determine that the federal tax rules may require this result, we intend to refuse such 2009 or later increases or additions, which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We hope to have additional guidance from the IRS before 2009 at which time such rules could apply. However, there can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.


The IRS has provided some guidance on this question of investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.


We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.


                                                             Tax information  27

9. More Information about policy features and benefits

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ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES


The basic Option A and Option B death benefits are described under "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks" earlier in this prospectus.

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

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If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
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--------------------------------------------------------------------------------
 Age*   40 and under    45      50      55      60      65
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   %    250%            215%    185%    150%    130%    120%
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        70      75-95   99-Over
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   %    115%    105%    101%
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* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus interest. See "Your option to receive a living benefit" earlier in this prospectus.



GUARANTEE PREMIUM TEST FOR NO-LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these two guarantees as our "no-lapse guarantee" and our "death benefit guarantee," and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus.

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either the no-lapse guarantee or death benefit guarantee discussed under "You can guarantee that your policy will not terminate before a certain date," in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus, that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned in "The minimum amount of premiums you must pay" under "Risk/benefit summary: Policy features, benefits and risks") and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums for the no-lapse or death benefit guarantees, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the guarantee options is set forth in your policy on a monthly basis, if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase after policy issue. The guarantee premiums also may change if, for example, the face amount of the policy or a rider changes, a rider is added or eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.


If you want to be billed for a guarantee premium amount, you must specify a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


28  More Information about policy features and benefits

PAID UP DEATH BENEFIT GUARANTEE


In order to elect the paid up death benefit guarantee:

o you must have death benefit "Option A" in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus,);

o you must terminate any riders to your policy that carry additional charges, including the Incentive Term rider;

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification; and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee applies only to your base policy's face amount, and not to the face amount or other coverage under any riders that (as noted above) must be terminated when the guarantee is elected.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.)


OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you are permitted to pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.


Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" earlier in this prospectus), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

The election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" under "Tax information," earlier in this prospectus. You should consult your tax advisor before making this election.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o term insurance on the insured person (Incentive Term rider)

o disability waiver benefits

o accidental death benefit

o option to purchase additional insurance

o cost-of-living rider

o children's term insurance

o ten-year renewable term insurance on the insured person or an additional insured person

We add the following riders automatically at no charge to each eligible policy:

o substitution of insured person rider

o waiver of surrender charge due to tax law change rider (for certain future federal estate tax repeal situations)

o living benefits rider

o accounting benefit endorsement


AXA Equitable or your financial professional can provide you with more information about these riders. Some of these riders may be selected only at the time your policy is issued. Some benefits may not be available in your state. Some benefits are not available in combination with others. The riders provide additional information, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.


See also "Tax information" earlier in this prospectus for certain possible tax consequences of adding or deleting riders or changing the death benefits under a rider.

ACCOUNTING BENEFIT ENDORSEMENT


Subject to the conditions discussed below, AXA Equitable will offer an Endorsement to your policy (the "Endorsement") that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period.


Under our current rules, the Endorsement will be offered where the following conditions are met:

o policies are corporately owned, or are "split-dollar" cases that are collaterally assigned to the company;

o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;


o the minimum initial premium under each policy is remitted to AXA Equitable by the employer; and



                         More Information about policy features and benefits  29

o the aggregate annualized first year planned periodic premium is at least $150,000 if a minimum of three policies is issued, each on the life of a different insured person, and at least $500,000 if less than three policies are issued.

Eligible cases will be issued with the accounting benefit endorsement unless the policyowner requests us in writing to not include the Endorsement.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employer's earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:


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                               Percent Of Premium     Percent Of Surrender
  Surrender In Policy Year    Deduction Refunded        Charges Waived
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             1                      100%                    100%
             2                       67%                     80%
             3                       33%                     60%
             4                       0%                      40%
             5                       0%                      20%
          6 and later                0%                      0%
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For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund:

o 67% of the charges that had been deducted from premiums (i.e., the sales charge); and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender.

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy. Nor does it affect the calculations to determine whether your policy will lapse or terminate.


Face amount increases (if available under your policy) will not be approved while the endorsement is in effect. We offer products designed specifically for this marketplace. You can contact us to find out more about any other AXA Equitable insurance policy.


CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed.



VARIATIONS AMONG INCENTIVE LIFE(SM) POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Incentive Life(SM) where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life(SM). We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.



YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. AXA Equitable or your financial professional can provide you with samples of such contracts on request.


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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "AXA Equitable Access AccountTM") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the AXA Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospec-



30 More Information about policy features and benefits tus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.



                         More Information about policy features and benefits  31

10. More information about certain policy charges

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DEDUCTING POLICY CHARGES


PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments, the administrative charge is designed primarily to defray administrative expenses in connection with issuing and administering the policies, and the mortality and expense risk charge is designed primarily to defray expenses that we will incur if certain of our assumptions with respect to the mortality of insureds under the policies (as a group) and expenses we incur in issuing and administering the policies are underestimated relative to the guaranteed maximum charges. Similarly, if we ever impose a transfer charge, it will be solely to help defray our costs in processing transfer requests from owners.

MONTHLY COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the specifics of your policy and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) policies for insureds who are age 18 or above are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life(SM) policies for insureds who are under age 18 are based on the 1980 Commissioner's Standard Ordinary Mortality Table B. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits beginning on the policy anniversary on which such person is age 18.

You may ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

The change to non-tobacco user rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.


Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. For this purpose, the face amount is the sum of the base policy face amount and the Incentive Term rider face amount (if applicable). Generally, the current (non-guaranteed)



32 More information about certain policy charges cost of insurance rates are lower for face amounts of $200,000 and higher, and further reduced for face amounts of $2,000,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in the face amount may cause your cost of insurance rates to go up.


CHARGES FOR OTHER BENEFITS YOU CAN ADD BY RIDER. Each rider provides additional information about the charges associated with its purchase. We will furnish samples of available riders to you upon request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. The charge for each of the Disability deduction waiver, Disability premium waiver, Option to purchase additional insurance, Accidental death benefit, Cost of living, 10 year renewable term insurance on the insured person or an additional insured person and Incentive term riders depends on the specifics of your policy, including the characteristics of the insured. The charge for the Enhanced death benefit guarantee and the Children's term insurance riders does not vary depending upon the specifics of your policy.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.


                               More information about certain policy charges  33

11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o tax withholding elections

o face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o surrenders

o changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o changes in form of death benefit payment

o loans

o transfers among variable investment options

o assignments

o termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o changes in face amount

o election of paid up death benefit guarantee

o changes in death benefit option

o changes of insured person

o termination of enhanced death benefit guarantee

o restoration of terminated policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.



POLICY ISSUANCE


REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then


34 More information about procedures that apply to your policy the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.


o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you. Generally, this is the register date. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS


CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.



ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.


Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.



YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of any death benefit guarantees. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition


                 More information about procedures that apply to your policy 35 of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.


REQUIREMENTS FOR SURRENDER REQUESTS


Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.


Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life(SM) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life(SM) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life(SM) policy.



FUTURE POLICY EXCHANGES


We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.



36  More information about procedures that apply to your policy

12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT


Our general account assets support all of our obligations, (including those under the Incentive Life(SM) policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by policy owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a policy owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive trans-



                                        More information about other matters  37
fer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. If the underlying trust determines that the trading activity of a particular policy owner is disruptive, we will take action to limit the disruptive trading activity of that policy owner as discussed above.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/ participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through EQAccess if you are the individual owner:

o changes of premium allocation percentages

o changes of address

o to request a policy loan (loan requests cannot be made through EQAccess by corporate policyholders)


o enroll for electronic delivery of policy statements through EQAccess

o to pay your premium or make a loan repayment via EQAccess.


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Website, www.axa-equitable.com. For clients of AXA Advisors, please use www.axaonline.com; all other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).


Any telephone, Internet or facsimile transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.



SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured


38 More information about other matters person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS


GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.


DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life(SM) from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.



DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.



                                        More information about other matters  39

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The policies are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of policies. See the Statement of Additional Information ("SAI") for more information on the distribution of the policies.


LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.



----------------------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.


40  More information about other matters

13. Financial statements of Separate Account FP and AXA Equitable


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The financial statements of Separate Account FP as of December 31, 2004 and for each of the two years in the period ended December 31, 2004 and the financial statements of AXA Equitable as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are in a Statement of Additional Information ("SAI") pertaining to the policies and have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of such firm as experts in accounting and auditing. The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-888-855-5100 and requesting to speak with a customer service representative.



               Financial statements of Separate Account FP and AXA Equitable  41

14. Personalized illustrations

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ILLUSTRATIONS OF POLICY BENEFITS

PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

DIFFERENT KINDS OF ILLUSTRATIONS. Personalized illustrations can reflect the investment management fees and expenses incurred in 2004 (or expected to be incurred in 2005, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2004). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.

THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above.



42  Personalized illustrations

Requesting more information

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The Statement of Additional Information ("SAI"), dated May 1, 2005, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 888-855-5100 and requesting to speak with a customer service representative. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 888-855-5100, or asking your financial professional.

You may visit the SEC's Website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 450 5th Street, N.W., Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

SEC File Number - 811-04335

STATEMENT OF ADDITIONAL INFORMATION


TABLE OF CONTENTS



                                                                           Page
Ways we pay policy proceeds...................................................2

Distribution of the policies..................................................2
Insurance regulation that applies to AXA Equitable............................3
Custodian and independent registered public accounting firm...................3
Financial statements..........................................................3






























                                                                       811-04335

Incentive Life(SM) '02
Incentive Life(SM)

Flexible premium variable life insurance policies issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2005


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This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Incentive Life(SM) '02 and Incentive Life(SM) prospectuses, dated May 1, 2005. Those prospectuses provide detailed information concerning the policies and the variable investment options, as well as the guaranteed interest option, that fund the policies. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectuses.

On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of each prospectus is available free of charge by writing the Administrative office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-888-855-5100, or by contacting your financial professional.


TABLE OF CONTENTS

Ways we pay policy proceeds                                                  2
Distribution of the policies                                                 2
Insurance regulation that applies to AXA Equitable                           3
Custodian and independent registered public accounting firm                  3
Financial statements                                                         3





Copyright 2005. AXA Equitable Life Insurance Company, New York, New York 10104.
 All rights reserved. Incentive Life(SM) '02 and Incentive Life(SM) are service marks of AXA Equitable Life Insurance Company.



                                                                          x01014

WAYS WE PAY POLICY PROCEEDS


The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.



DISTRIBUTION OF THE POLICIES

The policies are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of policies.

Incentive Life(SM) '02

Sales compensation paid to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year;
plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Sales compensation paid to AXA Distributors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first two years; plus 3% of all other premiums you pay in your policy's first year; plus 3% of all premiums you pay in policy years two and later.

Incentive Life(SM)

Sales compensation paid to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Sales compensation paid to AXA Distributors will generally not exceed 94% of the premiums you pay up to one target premium in your policy's first year; plus 3% of all other premiums you pay in your policy's first year; plus 3% of all premiums you pay in policy years two and later.

For both Incentive Life(SM) '02 and Incentive Life(SM), we may substitute a form of asset-based compensation for premium-based compensation after the first policy year.

The sales compensation we pay varies among broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may also pay certain affiliated and/or unaffiliated broker-dealers and other financial intermediaries additional compensation for certain services and/or in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Incentive Life(SM) '02 or Incentive Life(SM) on a company and/or product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a broker-dealer. We may also make fixed payments to broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of our products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of our products, we may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). These types of payments are made out of the Distributors' assets. Not all Selling broker-dealers receive additional compensation. For more information about any such arrangements, ask your financial professional.

The Distributors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors may also receive other payments from the portfolio advisers and/or their affiliates for administrative costs, as well as payments for sales meetings and/or seminar sponsorships.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." Other forms of compensation financial professionals may receive include health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or


----------------------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.

entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of our products. However, under applicable rules of the NASD, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products may qualify, under sales incentive programs, to receive non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in our products, any compensation paid will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.

AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2004, 2003 and 2002, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $567,991,463 in 2004, $562,696,578 in 2003 and $536,113,253 in 2002. Of these,
AXA Advisors retained $289,050,171, $287,344,634, and $283,213,274 respectively.

Under a distribution agreement between AXA Distributors, LLC and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable's separate accounts, including Separate Account FP, $418,189,861 in 2004, $429,871,011 in 2003 and
$228,077,343 in 2002. Of these, AXA Distributors (or EDI, as applicable) retained $57,065,006, $84,547,116 and $59,543,803, respectively.

The offering of the policies is intended to be continuous.

INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.

The financial statements of Separate Account FP as of December 31, 2004 and for the periods ended December 31, 2004 and 2003, and the consolidated financial statements of AXA Equitable as of December 31, 2004 and 2003, and for each of the three years ended December 31, 2004 in this SAI are included in reliance on the reports of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, providing auditing services for both Separate Account FP and AXA Equitable, given on the authority of said firm as experts in auditing and accounting.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...................A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2004................A-3
   Statements of Operations for the Year Ended December 31, 2004.........A-21
Statements of Changes in Net Assets for the Years Ended December 31, 2004
    and 2003.............................................................A-32
   Notes to Financial Statements.........................................A-48


AXA EQUITABLE LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...................F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2004 and 2003................F-2
Consolidated Statements of Earnings, Years Ended December 31, 2004, 2003
    and 2002..............................................................F-3
Consolidated Statements of Shareholder's Equity and Comprehensive Income, Years Ended December 31, 2004, 2003
    and 2002..............................................................F-4
Consolidated Statements of Cash Flows, Years Ended December 31, 2004, 2003
    and 2002..............................................................F-5
     Notes to Consolidated Financial Statements...........................F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account FP of AXA Equitable Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account FP at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2004 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                          AXA Aggressive  AXA Conservative   AXA Conservative-
                                                            Allocation       Allocation       Plus Allocation
                                                         --------------- ------------------ -------------------
Assets:
Investments in shares of The Trusts, at fair value .....    $7,465,996       $2,182,539          $1,671,064
Receivable for The Trusts shares sold ..................            --               --                  --
Receivable for policy-related transactions .............            --              753               5,630
                                                            ----------       ----------          ----------
  Total assets .........................................     7,465,996        2,183,292           1,676,694
                                                            ----------       ----------          ----------
Liabilities:
Payable for The Trusts shares purchased ................         1,420              750               5,626
Payable for policy-related transactions ................        30,522               --                  --
                                                            ----------       ----------          ----------
  Total liabilities ....................................        31,942              750               5,626
                                                            ----------       ----------          ----------
Net Assets .............................................    $7,434,054       $2,182,542          $1,671,068
                                                            ==========       ==========          ==========
Net Assets:
Accumulation Units .....................................    $7,434,054       $2,175,112          $1,667,102
Accumulation nonunitized ...............................            --               --                  --
Retained by AXA Equitable in Separate Account FP .......            --            7,430               3,966
                                                            ----------       ----------          ----------
Total net assets .......................................    $7,434,054       $2,182,542          $1,671,068
                                                            ==========       ==========          ==========
Investments in shares of The Trusts, at cost ...........    $6,978,788       $2,174,818          $1,631,447
The Trusts shares held
 Class A ...............................................       453,629          186,448             119,772
 Class B ...............................................       146,763           15,559              29,109



                                                            AXA Moderate     AXA Moderate-     AXA Premier VIP    AXA Premier VIP
                                                             Allocation     Plus Allocation   Aggressive Equity      Core Bond
                                                         ----------------- ----------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....  $1,462,642,731      $15,318,038        $541,422,848       $57,605,449
Receivable for The Trusts shares sold ..................              --               --                  --                --
Receivable for policy-related transactions .............              --           27,240                  --            28,534
                                                          --------------      -----------        ------------       -----------
  Total assets .........................................   1,462,642,731       15,345,278         541,422,848        57,633,983
                                                          --------------      -----------        ------------       -----------
Liabilities:
Payable for The Trusts shares purchased ................         247,132           27,192              34,612            36,641
Payable for policy-related transactions ................         692,827               --             230,125                --
                                                          --------------      -----------        ------------       -----------
  Total liabilities ....................................         939,959           27,192             264,737            36,641
                                                          --------------      -----------        ------------       -----------
Net Assets .............................................  $1,461,702,772      $15,318,086        $541,158,111       $57,597,342
                                                          ==============      ===========        ============       ===========
Net Assets:
Accumulation Units .....................................  $1,457,292,868      $15,292,165        $539,972,484       $57,494,643
Accumulation nonunitized ...............................       3,309,043               --             930,711                --
Retained by AXA Equitable in Separate Account FP .......       1,110,861           25,921             254,916           102,699
                                                          --------------      -----------        ------------       -----------
Total net assets .......................................  $1,461,702,772      $15,318,086        $541,158,111       $57,597,342
                                                          ==============      ===========        ============       ===========
Investments in shares of The Trusts, at cost ...........  $1,284,997,838      $14,490,037        $525,277,821       $57,785,188
The Trusts shares held
 Class A ...............................................      89,282,846        1,071,830          20,857,613           741,846
 Class B ...............................................       5,031,404          178,507             613,349         4,786,590

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                                                            AXA Premier VIP
                                                          AXA Premier VIP    AXA Premier     International
                                                            Health Care       High Yield        Equity
                                                         ----------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $21,621,468     $206,494,222      $26,621,645
Receivable for The Trusts shares sold ..................         17,402               --               --
Receivable for policy-related transactions .............             --        1,529,734          293,567
                                                            -----------     ------------      -----------
  Total assets .........................................     21,638,870      208,023,956       26,915,212
                                                            -----------     ------------      -----------
Liabilities:
Payable for The Trusts shares purchased ................             --        1,639,114          293,549
Payable for policy-related transactions ................         19,263               --               --
                                                            -----------     ------------      -----------
  Total liabilities ....................................         19,263        1,639,114          293,549
                                                            -----------     ------------      -----------
Net Assets .............................................    $21,619,607     $206,384,842      $26,621,663
                                                            ===========     ============      ===========
Net Assets:
Accumulation Units .....................................    $21,528,000     $205,058,580      $26,582,675
Accumulation nonunitized ...............................             --          965,179               --
Retained by AXA Equitable in Separate Account FP .......         91,607          361,083           38,988
                                                            -----------     ------------      -----------
Total net assets .......................................    $21,619,607     $206,384,842      $26,621,663
                                                            ===========     ============      ===========
Investments in shares of The Trusts, at cost ...........    $20,563,658     $213,414,130      $24,049,537
The Trusts shares held
 Class A ...............................................        252,585       32,597,096          343,843
 Class B ...............................................      1,766,286        3,362,764        1,852,257


                                                          AXA Premier VIP                                        AXA Premier VIP
                                                             Large Cap       AXA Premier VIP   AXA Premier VIP      Small/Mid
                                                            Core Equity     Large Cap Growth   Large Cap Value      Cap Growth
                                                         ----------------- ------------------ ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....     $4,168,138        $11,593,826       $10,713,091       $21,800,196
Receivable for The Trusts shares sold ..................             --                 --            70,748            39,291
Receivable for policy-related transactions .............             --            124,164                --                --
                                                             ----------        -----------       -----------       -----------
  Total assets .........................................      4,168,138         11,717,990        10,783,839        21,839,487
                                                             ----------        -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased ................            857            124,445                --                --
Payable for policy-related transactions ................            821                 --            83,470            39,454
                                                             ----------        -----------       -----------       -----------
  Total liabilities ....................................          1,678            124,445            83,470            39,454
                                                             ----------        -----------       -----------       -----------
Net Assets .............................................     $4,166,460        $11,593,545       $10,700,369       $21,800,033
                                                             ==========        ===========       ===========       ===========
Net Assets:
Accumulation Units .....................................     $4,151,741        $11,540,921       $10,662,493       $21,754,295
Accumulation nonunitized ...............................             --                 --                --                --
Retained by AXA Equitable in Separate Account FP .......         14,719             52,624            37,876            45,738
                                                             ----------        -----------       -----------       -----------
Total net assets .......................................     $4,166,460        $11,593,545       $10,700,369       $21,800,033
                                                             ==========        ===========       ===========       ===========
Investments in shares of The Trusts, at cost ...........     $3,940,017        $10,836,733       $10,298,774       $19,824,294
The Trusts shares held
 Class A ...............................................        183,814            347,898           217,336           540,848
 Class B ...............................................        217,937            859,152           757,582         1,753,983

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         AXA Premier VIP     AXA Premier VIP
                                                       Small/Mid Cap Value      Technology     Davis Value
                                                      --------------------- ----------------- -------------
Assets:
Investments in shares of The Trusts, at fair value ..      $42,878,799         $66,472,432       $394,986
Receivable for The Trusts shares sold ...............               --                  --             --
Receivable for policy-related transactions ..........           27,988             133,126            270
                                                           -----------         -----------       --------
  Total assets ......................................       42,906,787          66,605,558        395,256
                                                           -----------         -----------       --------
Liabilities:
Payable for The Trusts shares purchased .............           30,078               8,734            270
Payable for policy-related transactions .............               --                  --             --
                                                           -----------         -----------       --------
  Total liabilities .................................           30,078               8,734            270
                                                           -----------         -----------       --------
Net Assets ..........................................      $42,876,709         $66,596,824       $394,986
                                                           ===========         ===========       ========
Net Assets:
Accumulation Units ..................................      $42,744,798         $66,205,472       $391,793
Accumulation nonunitized ............................               --                  --             --
Retained by AXA Equitable in Separate Account FP ....          131,911             391,353          3,193
                                                           -----------         -----------       --------
Total net assets ....................................      $42,876,709         $66,596,825       $394,986
                                                           ===========         ===========       ========
Investments in shares of The Trusts, at cost ........      $38,376,428         $59,903,307       $332,892
The Trusts shares held
 Class A ............................................          337,565             366,629         33,530
 Class B ............................................        3,424,700           6,859,391             --


                                                                                              EQ/Alliance
                                                                                              Intermediate
                                                         EQ/Alliance        EQ/Alliance        Government     EQ/Alliance
                                                         Common Stock    Growth and Income     Securities    International
                                                      ----------------- ------------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value ..  $2,491,597,741       $490,322,590     $166,489,460    $574,263,735
Receivable for The Trusts shares sold ...............         460,954                 --               --              --
Receivable for policy-related transactions ..........              --                 --               --              --
                                                       --------------       ------------     ------------    ------------
  Total assets ......................................   2,492,058,695        490,322,590      166,489,460     574,263,735
                                                       --------------       ------------     ------------    ------------
Liabilities:
Payable for The Trusts shares purchased .............              --             17,149          142,445          50,295
Payable for policy-related transactions .............       1,703,987            322,258          949,614         390,091
                                                       --------------       ------------     ------------    ------------
  Total liabilities .................................       1,703,987            339,407        1,092,059         440,386
                                                       --------------       ------------     ------------    ------------
Net Assets ..........................................  $2,490,354,708       $489,983,183     $165,397,401    $573,823,349
                                                       ==============       ============     ============    ============
Net Assets:
Accumulation Units ..................................  $2,483,287,152       $489,265,503     $164,687,803    $572,441,754
Accumulation nonunitized ............................       6,285,174            251,529          283,363         558,985
Retained by AXA Equitable in Separate Account FP ....         782,382            466,151          426,235         822,610
                                                       --------------       ------------     ------------    ------------
Total net assets ....................................  $2,490,354,708       $489,983,183     $165,397,401    $573,823,349
                                                       ==============       ============     ============    ============
Investments in shares of The Trusts, at cost ........  $2,799,920,093       $439,672,239     $170,053,378    $399,835,683
The Trusts shares held
 Class A ............................................     130,949,235         20,491,483       13,589,150      46,345,873
 Class B ............................................      11,604,036          6,159,780        3,076,969       5,129,714

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                                                           EQ/Alliance
                                                            EQ/Alliance     EQ/Alliance     Small Cap
                                                          Premier Growth   Quality Bond       Growth
                                                         ---------------- -------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....    $97,732,910    $141,438,573   $203,959,956
Receivable for The Trusts shares sold ..................             --         192,488             --
Receivable for policy-related transactions .............          5,729              --        405,877
                                                            -----------    ------------   ------------
  Total assets .........................................     97,738,639     141,631,061    204,365,833
                                                            -----------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased ................          7,806              --        419,647
Payable for policy-related transactions ................             --         200,659             --
                                                            -----------    ------------   ------------
  Total liabilities ....................................          7,806         200,659        419,647
                                                            -----------    ------------   ------------
Net Assets .............................................    $97,730,833    $141,430,402   $203,946,186
                                                            ===========    ============   ============
Net Assets:
Accumulation Units .....................................    $97,553,005    $141,106,850   $203,783,724
Accumulation nonunitized ...............................             --         171,442             --
Retained by AXA Equitable in Separate Account FP .......        177,828         152,110        162,462
                                                            -----------    ------------   ------------
Total net assets .......................................    $97,730,833    $141,430,402   $203,946,186
                                                            ===========    ============   ============
Investments in shares of The Trusts, at cost ...........    $98,059,545    $140,689,672   $164,193,448
The Trusts shares held
 Class A ...............................................        303,407      10,751,229     10,490,325
 Class B ...............................................     14,233,508       3,127,593      3,580,414



                                                          EQ/Bernstein    EQ/Calvert                      EQ/Capital
                                                           Diversified     Socially       EQ/Capital       Guardian
                                                              Value      Responsible   Guardian Growth   International
                                                         -------------- ------------- ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....  $203,859,919     $78,287        $1,960,561      $3,697,646
Receivable for The Trusts shares sold ..................            --          --                --              --
Receivable for policy-related transactions .............       151,333          --                --              --
                                                          ------------     -------        ----------      ----------
  Total assets .........................................   204,011,252      78,287         1,960,561       3,697,646
                                                          ------------     -------        ----------      ----------
Liabilities:
Payable for The Trusts shares purchased ................       155,428          --                --              --
Payable for policy-related transactions ................            --          --                --              --
                                                          ------------     -------        ----------      ----------
  Total liabilities ....................................       155,428          --                --              --
                                                          ------------     -------        ----------      ----------
Net Assets .............................................  $203,855,824     $78,287        $1,960,561      $3,697,646
                                                          ============     =======        ==========      ==========
Net Assets:
Accumulation Units .....................................  $203,618,530     $10,524        $1,859,572      $3,527,135
Accumulation nonunitized ...............................            --          --                --              --
Retained by AXA Equitable in Separate Account FP .......       237,294      67,763           100,989         170,511
                                                          ------------     -------        ----------      ----------
Total net assets .......................................  $203,855,824     $78,287        $1,960,561      $3,697,646
                                                          ============     =======        ==========      ==========
Investments in shares of The Trusts, at cost ...........  $170,239,193     $59,904        $1,820,419      $2,988,621
The Trusts shares held
 Class A ...............................................       826,601       8,642            10,099          38,456
 Class B ...............................................    13,532,662       1,355           147,310         303,713

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                           EQ/Capital     EQ/Capital    EQ/Emerging
                                                            Guardian       Guardian       Markets
                                                            Research     U.S. Equity       Equity
                                                         -------------- ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....  $82,812,236    $62,546,048   $105,481,358
Receivable for The Trusts shares sold ..................       57,154             --             --
Receivable for policy--related transactions ............           --        153,214        236,524
                                                          -----------    -----------   ------------
  Total assets .........................................   82,869,390     62,699,262    105,717,882
                                                          -----------    -----------   ------------
Liabilities:
Payable for The Trusts shares purchased ................           --        157,004        249,257
Payable for policy--related transactions ...............       60,441             --             --
                                                          -----------    -----------   ------------
  Total liabilities ....................................       60,441        157,004        249,257
                                                          -----------    -----------   ------------
Net Assets .............................................  $82,808,949    $62,542,258   $105,468,625
                                                          ===========    ===========   ============
Net Assets:
Accumulation Units .....................................  $82,454,407    $62,210,652   $105,198,321
Accumulation nonunitized ...............................           --             --             --
Retained by AXA Equitable in Separate Account FP .......      354,542        331,606        270,304
                                                          -----------    -----------   ------------
Total net assets .......................................  $82,808,949    $62,542,258   $105,468,625
                                                          ===========    ===========   ============
Investments in shares of The Trusts, at cost ...........  $65,340,856    $51,389,220   $ 74,840,237
The Trusts shares held
 Class A ...............................................       35,099        360,928        456,280
 Class B ...............................................    6,945,145      5,075,714     10,024,171


                                                                          EQ/Enterprise                   EQ/Enterprise
                                                          EQ/Enterprise       Equity      EQ/Enterprise       Growth
                                                              Equity          Income          Growth        and Income
                                                         --------------- --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....      $8,823         $50,337          $2,992          $5,805
Receivable for The Trusts shares sold ..................          --              --              --              --
Receivable for policy--related transactions ............         342           1,410              --              --
                                                              ------         -------          ------          ------
  Total assets .........................................       9,165          51,747           2,992           5,805
                                                              ------         -------          ------          ------
Liabilities:
Payable for The Trusts shares purchased ................         342           1,410              --              --
Payable for policy--related transactions ...............          --              --              --              --
                                                              ------         -------          ------          ------
  Total liabilities ....................................         342           1,410              --              --
                                                              ------         -------          ------          ------
Net Assets .............................................      $8,823         $50,337          $2,992          $5,805
                                                              ======         =======          ======          ======
Net Assets:
Accumulation Units .....................................      $8,823         $50,337          $2,992          $5,805
Accumulation nonunitized ...............................          --              --              --              --
Retained by AXA Equitable in Separate Account FP .......          --              --              --              --
                                                              ------         -------          ------          ------
Total net assets .......................................      $8,823         $41,666          $2,992          $5,805
                                                              ======         =======          ======          ======
Investments in shares of The Trusts, at cost ...........      $8,728         $50,078          $2,929          $5,742
The Trusts shares held
 Class A ...............................................          --              --              --              --
 Class B ...............................................         415           8,288             622           1,044

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          EQ/Enterprise   EQ/Enterprise
                                                          Small Company   Small Company     EQ/Equity
                                                              Growth          Value         500 Index
                                                         --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....      $3,783         $137,758     $723,153,741
Receivable for The Trusts shares sold ..................          --               --          130,926
Receivable for policy-related transactions .............          --            3,059               --
                                                              ------         --------     ------------
  Total assets .........................................       3,783          140,817      723,284,667
                                                              ------         --------     ------------
Liabilities:
Payable for The Trusts shares purchased ................          --            3,059               --
Payable for policy-related transactions ................          --               --          307,034
                                                              ------         --------     ------------
  Total liabilities ....................................          --            3,059          307,034
                                                              ------         --------     ------------
Net Assets .............................................      $3,783         $137,758     $722,977,633
                                                              ======         ========     ============
Net Assets:
Accumulation Units .....................................      $3,783         $137,758     $722,213,856
Accumulation nonunitized ...............................          --               --          551,011
Retained by AXA Equitable in Separate Account FP .......          --               --          212,766
                                                              ------         --------     ------------
Total net assets .......................................      $3,783         $137,758     $722,977,633
                                                              ======         ========     ============
Investments in shares of The Trusts, at cost ...........      $3,685         $135,402     $672,222,850
The Trusts shares held
 Class A ...............................................          --               --       26,577,751
 Class B ...............................................         457            4,964        4,559,583


                                                                                            EQ/FI
                                                          EQ/Evergreen       EQ/FI        Small/Mid     EQ/J.P. Morgan
                                                              Omega         Mid Cap       Cap Value       Core Bond
                                                         -------------- -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....  $10,085,475    $96,174,784    $218,433,388     $16,906,815
Receivable for The Trusts shares sold ..................           --             --              --              --
Receivable for policy-related transactions .............       15,588         39,988              --          19,786
                                                          -----------    -----------    ------------     -----------
  Total assets .........................................   10,101,063     96,214,772     218,433,388      16,926,601
                                                          -----------    -----------    ------------     -----------
Liabilities:
Payable for The Trusts shares purchased ................       15,588         41,542          33,389          20,114
Payable for policy-related transactions ................           --             --          14,724              --
                                                          -----------    -----------    ------------     -----------
  Total liabilities ....................................       15,588         41,542          48,113          20,114
                                                          -----------    -----------    ------------     -----------
Net Assets .............................................  $10,085,475    $96,173,230    $218,385,275     $16,906,487
                                                          ===========    ===========    ============     ===========
Net Assets:
Accumulation Units .....................................  $ 9,938,220    $95,758,447    $218,187,865     $16,727,864
Accumulation nonunitized ...............................           --             --              --              --
Retained by AXA Equitable in Separate Account FP .......      147,255        414,783         197,410         178,623
                                                          -----------    -----------    ------------     -----------
Total net assets .......................................  $10,085,475    $96,173,230    $218,385,275     $16,906,487
                                                          ===========    ===========    ============     ===========
Investments in shares of The Trusts, at cost ...........  $ 9,027,463    $79,303,999    $183,429,936     $17,086,206
The Trusts shares held
 Class A ...............................................        9,961        712,256         581,875         512,980
 Class B ...............................................    1,116,454      7,964,593      15,021,902       1,003,911

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            EQ/Janus      EQ/JP Morgan     EQ/Lazard
                                                            Large Cap        Value         Small Cap
                                                             Growth      Opportunities       Value
                                                         -------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....  $24,336,854     $34,417,571    $17,097,657
Receivable for The Trusts shares sold ..................      469,010              --         66,533
Receivable for policy-related transactions .............           --          90,487             --
                                                          -----------     -----------    -----------
  Total assets .........................................   24,805,864      34,508,058     17,164,190
                                                          -----------     -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ................           --          89,852             --
Payable for policy-related transactions ................      469,968              --         66,533
                                                          -----------     -----------    -----------
  Total liabilities ....................................      469,968          89,852         66,533
                                                          -----------     -----------    -----------
Net Assets .............................................  $24,335,896     $34,418,206    $17,097,657
                                                          ===========     ===========    ===========
Net Assets:
Accumulation Units .....................................  $24,032,377     $34,065,470    $16,945,546
Accumulation nonunitized ...............................           --              --             --
Retained by AXA Equitable in Separate Account FP .......      303,519         352,736        152,111
                                                          -----------     -----------    -----------
Total net assets .......................................  $24,335,896     $34,418,206    $17,097,657
                                                          ===========     ===========    ===========
Investments in shares of The Trusts, at cost ...........  $21,058,184     $30,674,745    $16,077,559
The Trusts shares held
 Class A ...............................................       32,178          10,414        360,191
 Class B ...............................................    3,790,831       2,782,280        859,129



                                                                           EQ/Mercury      EQ/Mercury
                                                           EQ/Marsico     Basic Value    International   EQ/MFS Emerging
                                                              Focus          Equity          Value       Growth Companies
                                                         -------------- --------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....  $89,102,389    $191,212,265    $115,144,261      $171,676,612
Receivable for The Trusts shares sold ..................           --         185,189              --            36,234
Receivable for policy-related transactions .............       22,853              --         251,865                --
                                                          -----------    ------------    ------------      ------------
  Total assets .........................................   89,125,242     191,397,454     115,396,126       171,712,846
                                                          -----------    ------------    ------------      ------------
Liabilities:
Payable for The Trusts shares purchased ................       23,167              --         273,901                --
Payable for policy-related transactions ................           --         256,891              --            46,412
                                                          -----------    ------------    ------------      ------------
  Total liabilities ....................................       23,167         256,891         273,901            46,412
                                                          -----------    ------------    ------------      ------------
Net Assets .............................................  $89,102,075    $191,140,563    $115,122,225      $171,666,434
                                                          ===========    ============    ============      ============
Net Assets:
Accumulation Units .....................................  $88,906,080    $190,901,229    $114,793,570      $171,458,243
Accumulation nonunitized ...............................           --              --              --                --
Retained by AXA Equitable in Separate Account FP .......      195,995         239,334         328,655           208,191
                                                          -----------    ------------    ------------      ------------
Total net assets .......................................  $89,102,075    $191,140,563    $115,122,225      $171,666,434
                                                          ===========    ============    ============      ============
Investments in shares of The Trusts, at cost ...........  $73,039,832    $166,524,733    $ 90,624,101      $177,524,914
The Trusts shares held
 Class A ...............................................      653,909         414,065         429,798           149,175
 Class B ...............................................    5,450,515      11,919,771       8,409,888        12,947,820

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                               EQ/MFS          EQ/Money        EQ/Small
                                                          Investors Trust       Market      Company Index
                                                         ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....    $11,180,104     $320,976,749     $26,032,914
Receivable for The Trusts shares sold ..................         64,928          741,220              --
Receivable for policy-related transactions .............             --               --          45,627
                                                            -----------     ------------     -----------
  Total assets .........................................     11,245,032      321,717,969      26,078,541
                                                            -----------     ------------     -----------
Liabilities:
Payable for The Trusts shares purchased ................             --               --          45,615
Payable for policy-related transactions ................         64,928        1,604,004              --
                                                            -----------     ------------     -----------
  Total liabilities ....................................         64,928        1,604,004          45,615
                                                            -----------     ------------     -----------
Net Assets .............................................    $11,180,104     $320,113,965     $26,032,926
                                                            ===========     ============     ===========
Net Assets:
Accumulation Units .....................................    $10,883,542     $318,678,337     $25,806,540
Accumulation nonunitized ...............................             --        1,243,525              --
Retained by AXA Equitable in Separate Account FP .......        296,562          192,103         226,386
                                                            -----------     ------------     -----------
Total net assets .......................................    $11,180,104     $320,113,965     $26,032,926
                                                            ===========     ============     ===========
Investments in shares of The Trusts, at cost ...........    $ 9,672,449     $322,849,946     $23,769,109
The Trusts shares held
 Class A ...............................................         12,217       24,312,293       1,547,239
 Class B ...............................................      1,168,328        6,714,103         646,570



                                                           Fidelity VIP
                                                          Asset Manager:   Fidelity VIP    Fidelity VIP    Fidelity VIP
                                                              Growth        Contrafund    Equity-Income   Growth & Income
                                                         ---------------- -------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $1,375,870      $8,579,303      $4,941,577      $2,063,712
Receivable for The Trusts shares sold ..................            --              --              --              --
Receivable for policy-related transactions .............            --         165,874              --               1
                                                            ----------      ----------      ----------      ----------
  Total assets .........................................     1,375,870       8,745,177       4,941,577       2,063,713
                                                            ----------      ----------      ----------      ----------
Liabilities:
Payable for The Trusts shares purchased ................            --         165,874              --               1
Payable for policy-related transactions ................            --              --              --
                                                            ----------      ----------      ----------
  Total liabilities ....................................            --         165,874              --               1
                                                            ----------      ----------      ----------      ----------
Net Assets .............................................    $1,375,870      $8,579,303      $4,941,577      $2,063,712
                                                            ==========      ==========      ==========      ==========
Net Assets:
Accumulation Units .....................................    $1,375,870      $8,579,303      $4,941,577      $2,063,712
Accumulation nonunitized ...............................            --              --              --              --
Retained by AXA Equitable in Separate Account FP .......            --              --              --              --
                                                            ----------      ----------      ----------      ----------
Total net assets .......................................    $1,375,870      $8,579,303      $4,941,577      $2,063,712
                                                            ==========      ==========      ==========      ==========
Investments in shares of The Trusts, at cost ...........    $1,320,333      $7,699,487      $4,438,862      $1,885,994
The Trusts shares held
 Class A ...............................................            --              --              --              --
 Class B ...............................................       109,109         325,590         196,954         150,526

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                                         Fidelity VIP
                                                          Fidelity VIP    Investment    Fidelity VIP
                                                           High Income    Grade Bond       Mid Cap
                                                         -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....   $2,949,540     $6,407,630    $11,035,331
Receivable for The Trusts shares sold ..................           --        343,283             --
Receivable for policy--related transactions ............       48,119             --        228,655
                                                           ----------     ----------    -----------
  Total assets .........................................    2,997,659      6,750,913     11,263,986
Liabilities:
Payable for The Trusts shares purchased ................       48,119             --        228,655
Payable for policy--related transactions ...............           --        343,283             --
                                                           ----------     ----------    -----------
  Total liabilities ....................................       48,119        343,283        228,655
                                                           ----------     ----------    -----------
Net Assets .............................................   $2,949,540     $6,407,630    $11,035,331
                                                           ==========     ==========    ===========
Net Assets:
Accumulation Units .....................................   $2,949,540     $6,407,630    $11,035,331
Accumulation nonunitized ...............................           --             --             --
Retained by AXA Equitable in Separate Account FP .......           --             --             --
                                                           ----------     ----------    -----------
Total net assets .......................................   $2,949,540     $6,407,630    $11,035,331
                                                           ==========     ==========    ===========
Investments in shares of The Trusts, at cost ...........   $2,837,101     $6,354,118    $ 9,892,119
The Trusts shares held
 Class A ...............................................           --             --             --
 Class B ...............................................      426,851        489,880        369,322



                                                                                            Laudus Rosenberg
                                                                                               VIT Value
                                                          Fidelity VIP     Fidelity VIP        Long/Short     MFS Mid Cap
                                                              Value      Value Strategies        Equity         Growth
                                                         -------------- ------------------ ----------------- ------------
Assets:
Investments in shares of The Trusts, at fair value .....   $1,468,042       $2,847,258        $11,613,365      $167,950
Receivable for The Trusts shares sold ..................           --               --                 --            --
Receivable for policy--related transactions ............          156            6,047              7,585            --
                                                           ----------       ----------        -----------      --------
  Total assets .........................................    1,468,198        2,853,305         11,620,950       167,950
Liabilities:
Payable for The Trusts shares purchased ................          156            6,047              7,585            --
Payable for policy--related transactions ...............           --               --                 --            --
                                                           ----------       ----------        -----------      --------
  Total liabilities ....................................          156            6,047              7,585            --
                                                           ----------       ----------        -----------      --------
Net Assets .............................................   $1,468,042       $2,847,258        $11,613,365      $167,950
                                                           ==========       ==========        ===========      ========
Net Assets:
Accumulation Units .....................................   $1,468,042       $2,847,258        $ 4,596,503      $166,522
Accumulation nonunitized ...............................           --               --                 --            --
Retained by AXA Equitable in Separate Account FP .......           --               --          7,016,862         1,428
                                                           ----------       ----------        -----------      --------
Total net assets .......................................   $1,468,042       $2,847,258        $11,613,365      $167,950
                                                           ==========       ==========        ===========      ========
Investments in shares of The Trusts, at cost ...........   $1,360,852       $2,617,633        $11,555,703      $138,493
The Trusts shares held
 Class A ...............................................           --               --                 --        23,722
 Class B ...............................................      123,677          201,362          1,162,499            --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          PEA Renaissance
                                                         -----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $25,764,625
Receivable for The Trusts shares sold ..................        918,385
Receivable for policy--related transactions ............         81,827
                                                            -----------
  Total assets .........................................     26,764,837
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased ................             --
Payable for policy--related transactions ...............             --
                                                            -----------
  Total liabilities ....................................             --
                                                            -----------
Net Assets .............................................    $26,764,837
                                                            ===========
Net Assets:
Accumulation Units .....................................    $26,704,826
Accumulation nonunitized ...............................             --
Retained by AXA Equitable in Separate Account FP .......         60,011
                                                            -----------
Total net assets .......................................    $26,764,837
                                                            ===========
Investments in shares of The Trusts, at cost ...........    $23,107,694
The Trusts shares held
 Class A ...............................................      1,689,484
 Class B ...............................................             --



                                                                               U.S. Real Estate --  Vanguard VIF
                                                          PIMCO Total Return         Class I        Equity Index
                                                         -------------------- -------------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....       $202,388            $50,810,533       $2,127,219
Receivable for The Trusts shares sold ..................             --                     --               --
Receivable for policy--related transactions ............             --                183,056               --
                                                               --------            -----------       ----------
  Total assets .........................................        202,388             50,993,589        2,127,219
                                                               --------            -----------       ----------
Liabilities:
Payable for The Trusts shares purchased ................            203                191,888              270
Payable for policy--related transactions ...............              8                     --            2,310
                                                               --------            -----------       ----------
  Total liabilities ....................................            211                191,888            2,580
                                                               --------            -----------       ----------
Net Assets .............................................       $202,177            $50,801,701       $2,124,639
                                                               ========            ===========       ==========
Net Assets:
Accumulation Units .....................................       $197,244            $50,741,923       $2,113,366
Accumulation nonunitized ...............................             --                     --               --
Retained by AXA Equitable in Separate Account FP .......          4,933                 59,778           11,273
                                                               --------            -----------       ----------
Total net assets .......................................       $202,177            $50,801,701       $2,124,639
                                                               ========            ===========       ==========
Investments in shares of The Trusts, at cost ...........       $200,335            $42,975,821       $1,962,585
The Trusts shares held
 Class A ...............................................         18,962                     --           75,193
 Class B ...............................................             --              2,480,983               --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

              (Continued)




                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
AXA Aggressive Allocation ..................     Class A 0.00%          $ 122.81                      14
AXA Aggressive Allocation ..................     Class A 0.60%          $ 121.89                      32
AXA Aggressive Allocation ..................     Class A 0.80%          $ 121.59                      --
AXA Aggressive Allocation ..................     Class A 0.90%          $ 121.44                      --
AXA Aggressive Allocation ..................     Class B 0.00%          $ 122.43                      --
AXA Aggressive Allocation ..................     Class B 0.00%          $ 121.43                      --
AXA Aggressive Allocation ..................     Class B 0.60%          $ 121.52                      15
AXA Aggressive Allocation ..................     Class B 0.90%          $ 121.06                      --

AXA Conservative Allocation ................     Class A 0.00%          $ 109.01                       4
AXA Conservative Allocation ................     Class A 0.60%          $ 108.19                      13
AXA Conservative Allocation ................     Class A 0.80%          $ 107.92                      --
AXA Conservative Allocation ................     Class A 0.90%          $ 107.79                       2
AXA Conservative Allocation ................     Class B 0.00%          $ 108.67                      --
AXA Conservative Allocation ................     Class B 0.60%          $ 107.86                       2
AXA Conservative Allocation ................     Class B 0.90%          $ 107.45                      --

AXA Conservative-Plus Allocation ...........     Class A 0.00%          $ 112.95                       5
AXA Conservative-Plus Allocation ...........     Class A 0.60%          $ 112.10                       6
AXA Conservative-Plus Allocation ...........     Class A 0.80%          $ 111.82                      --
AXA Conservative-Plus Allocation ...........     Class A 0.90%          $ 111.68                      --
AXA Conservative-Plus Allocation ...........     Class B 0.00%          $ 112.59                      --
AXA Conservative-Plus Allocation ...........     Class B 0.60%          $ 111.75                       3
AXA Conservative-Plus Allocation ...........     Class B 0.90%          $ 111.33                      --

AXA Moderate Allocation ....................     Class A 0.00%          $ 237.11                     415
AXA Moderate Allocation ....................     Class A 0.60%          $ 545.87                   2,156
AXA Moderate Allocation ....................     Class A 0.80%          $ 179.84                      24
AXA Moderate Allocation ....................     Class A 0.90%          $ 229.71                     438
AXA Moderate Allocation ....................     Class B 0.00%          $ 237.11                      --
AXA Moderate Allocation ....................     Class B 0.00%          $ 118.80                      --
AXA Moderate Allocation ....................     Class B 0.60%          $ 117.29                     660
AXA Moderate Allocation ....................     Class B 0.90%          $ 125.97                      --

AXA Moderate-Plus Allocation ...............     Class A 0.00%          $ 121.36                      45
AXA Moderate-Plus Allocation ...............     Class A 0.60%          $ 120.45                      58
AXA Moderate-Plus Allocation ...............     Class A 0.80%          $ 120.15                      --
AXA Moderate-Plus Allocation ...............     Class A 0.90%          $ 120.00                       5
AXA Moderate-Plus Allocation ...............     Class B 0.00%          $ 120.99                      --
AXA Moderate-Plus Allocation ...............     Class B 0.60%          $ 120.08                      18
AXA Moderate-Plus Allocation ...............     Class B 0.90%          $ 119.63                      --

AXA Premier VIP Aggressive Equity ..........     Class A 0.00%          $ 154.55                     304
AXA Premier VIP Aggressive Equity ..........     Class A 0.60%          $ 634.87                     707
AXA Premier VIP Aggressive Equity ..........     Class A 0.80%          $  94.71                      33
AXA Premier VIP Aggressive Equity ..........     Class A 0.90%          $ 171.23                     152
AXA Premier VIP Aggressive Equity ..........     Class B 0.00%          $  80.86                      --
AXA Premier VIP Aggressive Equity ..........     Class B 0.60%          $  77.79                     195
AXA Premier VIP Aggressive Equity ..........     Class B 0.90%          $  76.29                      --

AXA Premier VIP Core Bond ..................     Class A 0.00%          $ 111.21                      64
AXA Premier VIP Core Bond ..................     Class A 0.00%          $ 105.09                       1
AXA Premier VIP Core Bond ..................     Class A 0.60%          $ 115.19                       5
AXA Premier VIP Core Bond ..................     Class B 0.00%          $ 116.59                      55
AXA Premier VIP Core Bond ..................     Class B 0.60%          $ 114.51                     356
AXA Premier VIP Core Bond ..................     Class B 0.80%          $ 113.82                       1
AXA Premier VIP Core Bond ..................     Class B 0.90%          $ 113.47                      21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                  ------------------   -----------------   --------------------------
AXA Premier VIP Health Care ...................     Class A 0.00%          $ 145.63                     17
AXA Premier VIP Health Care ...................     Class A 0.00%          $ 117.14                     --
AXA Premier VIP Health Care ...................     Class A 0.60%          $ 114.04                      2
AXA Premier VIP Health Care ...................     Class B 0.00%          $ 115.02                     41
AXA Premier VIP Health Care ...................     Class B 0.60%          $ 112.96                    118
AXA Premier VIP Health Care ...................     Class B 0.80%          $ 112.28                     --
AXA Premier VIP Health Care ...................     Class B 0.90%          $ 111.95                      7

AXA Premier VIP High Yield ....................     Class A 0.00%          $ 192.26                    216
AXA Premier VIP High Yield ....................     Class A 0.60%          $ 344.69                    392
AXA Premier VIP High Yield ....................     Class A 0.80%          $ 139.31                      7
AXA Premier VIP High Yield ....................     Class A 0.90%          $ 209.54                     54
AXA Premier VIP High Yield ....................     Class B 0.00%          $ 192.26                     --
AXA Premier VIP High Yield ....................     Class B 0.00%          $ 118.17                     --
AXA Premier VIP High Yield ....................     Class B 0.60%          $  98.64                    184
AXA Premier VIP High Yield ....................     Class B 0.90%          $  96.74                     --

AXA Premier VIP International Equity ..........     Class A 0.00%          $ 170.04                     24
AXA Premier VIP International Equity ..........     Class A 0.60%          $ 126.08                     --
AXA Premier VIP International Equity ..........     Class B 0.00%          $ 162.44                      2
AXA Premier VIP International Equity ..........     Class B 0.60%          $ 123.09                    169
AXA Premier VIP International Equity ..........     Class B 0.80%          $ 160.26                     --
AXA Premier VIP International Equity ..........     Class B 0.90%          $ 121.98                     10

AXA Premier VIP Large Cap Core Equity .........     Class A 0.00%          $ 149.32                     13
AXA Premier VIP Large Cap Core Equity .........     Class A 0.60%          $ 108.47                     --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.00%          $ 135.37                     --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.60%          $ 106.92                     19
AXA Premier VIP Large Cap Core Equity .........     Class B 0.80%          $ 133.56                     --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.90%          $ 105.95                      1

AXA Premier VIP Large Cap Growth ..............     Class A 0.00%          $ 144.24                     23
AXA Premier VIP Large Cap Growth ..............     Class A 0.60%          $  99.99                      1
AXA Premier VIP Large Cap Growth ..............     Class B 0.00%          $ 130.68                      1
AXA Premier VIP Large Cap Growth ..............     Class B 0.60%          $  94.13                     80
AXA Premier VIP Large Cap Growth ..............     Class B 0.80%          $ 128.92                     --
AXA Premier VIP Large Cap Growth ..............     Class B 0.90%          $  93.28                      5

AXA Premier VIP Large Cap Value ...............     Class A 0.00%          $ 158.60                     15
AXA Premier VIP Large Cap Value ...............     Class A 0.60%          $ 118.01                      1
AXA Premier VIP Large Cap Value ...............     Class B 0.00%          $ 146.01                      1
AXA Premier VIP Large Cap Value ...............     Class B 0.60%          $ 118.09                     65
AXA Premier VIP Large Cap Value ...............     Class B 0.80%          $ 144.05                     --
AXA Premier VIP Large Cap Value ...............     Class B 0.90%          $ 117.02                      4

AXA Premier VIP Small/Mid Cap Growth ..........     Class A 0.00%          $ 169.69                     29
AXA Premier VIP Small/Mid Cap Growth ..........     Class A 0.60%          $ 101.88                      1
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.00%          $ 152.51                      3
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.60%          $  96.70                    160
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.80%          $ 150.46                     --
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.90%          $  95.83                      8

AXA Premier VIP Small/Mid Cap Value ...........     Class A 0.00%          $ 181.48                     21
AXA Premier VIP Small/Mid Cap Value ...........     Class A 0.00%          $ 119.47                     --
AXA Premier VIP Small/Mid Cap Value ...........     Class A 0.60%          $ 118.35                      1
AXA Premier VIP Small/Mid Cap Value ...........     Class B 0.00%          $ 120.99                     42
AXA Premier VIP Small/Mid Cap Value ...........     Class B 0.60%          $ 118.82                    265

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                           ------------------   -----------------   --------------------------
AXA Premier VIP Small/Mid Cap Value ....................     Class B 0.80%          $ 118.11                      --
AXA Premier VIP Small/Mid Cap Value ....................     Class B 0.90%          $ 117.75                      20
AXA Premier VIP Technology .............................     Class A 0.00%          $ 186.28                      18
AXA Premier VIP Technology .............................     Class A 0.60%          $ 102.33                       1
AXA Premier VIP Technology .............................     Class B 0.00%          $ 154.13                      41
AXA Premier VIP Technology .............................     Class B 0.60%          $  93.31                     577
AXA Premier VIP Technology .............................     Class B 0.80%          $ 152.06                       1
AXA Premier VIP Technology .............................     Class B 0.90%          $  92.46                      26

Davis Value ............................................     Class A 0.60%          $ 127.96                       3

EQ/Alliance Common Stock ...............................     Class A 0.00%          $ 305.25                     708
EQ/Alliance Common Stock ...............................     Class A 0.60%          $ 827.96                   2,306
EQ/Alliance Common Stock ...............................     Class A 0.80%          $ 203.27                      71
EQ/Alliance Common Stock ...............................     Class A 0.90%          $ 349.40                     408
EQ/Alliance Common Stock ...............................     Class B 0.00%          $  97.01                       1
EQ/Alliance Common Stock ...............................     Class B 0.60%          $ 113.02                   1,784
EQ/Alliance Common Stock ...............................     Class B 0.90%          $ 110.84                      --

EQ/Alliance Growth and Income ..........................     Class A 0.00%          $ 339.60                     227
EQ/Alliance Growth and Income ..........................     Class A 0.60%          $ 313.97                     831
EQ/Alliance Growth and Income ..........................     Class A 0.80%          $ 246.53                      15
EQ/Alliance Growth and Income ..........................     Class A 0.90%          $ 303.47                     114
EQ/Alliance Growth and Income ..........................     Class B 0.00%          $ 128.71                      --
EQ/Alliance Growth and Income ..........................     Class B 0.60%          $ 127.43                     885
EQ/Alliance Growth and Income ..........................     Class B 0.90%          $ 144.35                      --

EQ/Alliance Intermediate Government Securities .........     Class A 0.00%          $ 183.09                     259
EQ/Alliance Intermediate Government Securities .........     Class A 0.60%          $ 210.94                     368
EQ/Alliance Intermediate Government Securities .........     Class A 0.80%          $ 152.57                       4
EQ/Alliance Intermediate Government Securities .........     Class A 0.90%          $ 174.64                      59
EQ/Alliance Intermediate Government Securities .........     Class B 0.00%          $ 133.80                      --
EQ/Alliance Intermediate Government Securities .........     Class B 0.60%          $ 129.31                     224
EQ/Alliance Intermediate Government Securities .........     Class B 0.90%          $ 129.91                      --

EQ/Alliance International ..............................     Class A 0.00%          $ 154.89                     382
EQ/Alliance International ..............................     Class A 0.60%          $ 146.07                   2,874
EQ/Alliance International ..............................     Class A 0.80%          $ 121.37                      18
EQ/Alliance International ..............................     Class A 0.90%          $ 141.83                     247
EQ/Alliance International ..............................     Class B 0.00%          $ 107.60                      --
EQ/Alliance International ..............................     Class B 0.60%          $ 110.38                     511
EQ/Alliance International ..............................     Class B 0.90%          $ 106.24                      --

EQ/Alliance Premier Growth .............................     Class A 0.00%          $ 134.65                      15
EQ/Alliance Premier Growth .............................     Class A 0.00%          $ 112.01                      --
EQ/Alliance Premier Growth .............................     Class A 0.60%          $  96.37                      --
EQ/Alliance Premier Growth .............................     Class B 0.00%          $  68.20                     110
EQ/Alliance Premier Growth .............................     Class B 0.60%          $  65.95                   1,273
EQ/Alliance Premier Growth .............................     Class B 0.80%          $  65.21                      10
EQ/Alliance Premier Growth .............................     Class B 0.90%          $  64.84                      52

EQ/Alliance Quality Bond ...............................     Class A 0.00%          $ 201.85                     184
EQ/Alliance Quality Bond ...............................     Class A 0.60%          $ 177.94                     368
EQ/Alliance Quality Bond ...............................     Class A 0.80%          $ 165.43                       3
EQ/Alliance Quality Bond ...............................     Class A 0.90%          $ 171.99                      39
EQ/Alliance Quality Bond ...............................     Class B 0.00%          $ 138.48                      --
EQ/Alliance Quality Bond ...............................     Class B 0.60%          $ 133.62                     235
EQ/Alliance Quality Bond ...............................     Class B 0.90%          $ 133.32                      --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
EQ/Alliance Small Cap Growth ..............     Class A 0.00%          $ 173.61                     208
EQ/Alliance Small Cap Growth ..............     Class A 0.60%          $ 165.78                     628
EQ/Alliance Small Cap Growth ..............     Class A 0.80%          $ 163.23                       7
EQ/Alliance Small Cap Growth ..............     Class A 0.90%          $ 161.98                      70
EQ/Alliance Small Cap Growth ..............     Class B 0.00%          $ 129.95                      --
EQ/Alliance Small Cap Growth ..............     Class B 0.00%          $ 145.00                      --
EQ/Alliance Small Cap Growth ..............     Class B 0.60%          $ 125.01                     408
EQ/Alliance Small Cap Growth ..............     Class B 0.90%          $ 122.60                      --

EQ/Bernstein Diversified Value ............     Class A 0.00%          $ 161.68                      68
EQ/Bernstein Diversified Value ............     Class A 0.00%          $ 119.79                      --
EQ/Bernstein Diversified Value ............     Class A 0.60%          $ 119.95                       6
EQ/Bernstein Diversified Value ............     Class B 0.00%          $ 122.91                     265
EQ/Bernstein Diversified Value ............     Class B 0.60%          $ 118.37                      13
EQ/Bernstein Diversified Value ............     Class B 0.60%          $ 137.83                   1,041
EQ/Bernstein Diversified Value ............     Class B 0.80%          $ 117.72                       6
EQ/Bernstein Diversified Value ............     Class B 0.90%          $ 135.18                     100

EQ/Calvert Socially Responsible ...........     Class A 0.00%          $ 137.01                      --
EQ/Calvert Socially Responsible ...........     Class B 0.00%          $  87.31                      --
EQ/Calvert Socially Responsible ...........     Class B 0.60%          $  84.52                      --
EQ/Calvert Socially Responsible ...........     Class B 0.90%          $  83.16                      --

EQ/Capital Guardian Growth ................     Class A 0.00%          $ 134.73                      --
EQ/Capital Guardian Growth ................     Class B 0.00%          $  73.72                      --
EQ/Capital Guardian Growth ................     Class B 0.60%          $  82.13                      17
EQ/Capital Guardian Growth ................     Class B 0.60%          $  72.10                       6
EQ/Capital Guardian Growth ................     Class B 0.90%          $  80.54                      --

EQ/Capital Guardian International .........     Class A 0.00%          $ 161.71                       1
EQ/Capital Guardian International .........     Class A 0.60%          $ 124.87                       2
EQ/Capital Guardian International .........     Class B 0.00%          $ 106.66                      --
EQ/Capital Guardian International .........     Class B 0.60%          $ 102.96                      31
EQ/Capital Guardian International .........     Class B 0.90%          $ 101.31                      --

EQ/Capital Guardian Research ..............     Class A 0.00%          $ 159.34                       1
EQ/Capital Guardian Research ..............     Class A 0.00%          $ 117.30                      --
EQ/Capital Guardian Research ..............     Class A 0.60%          $ 108.01                       2
EQ/Capital Guardian Research ..............     Class B 0.00%          $ 123.17                     125
EQ/Capital Guardian Research ..............     Class B 0.60%          $ 119.27                     514
EQ/Capital Guardian Research ..............     Class B 0.80%          $ 118.00                       5
EQ/Capital Guardian Research ..............     Class B 0.90%          $ 117.36                      41

EQ/Capital Guardian U.S. Equity ...........     Class A 0.00%          $ 167.47                      22
EQ/Capital Guardian U.S. Equity ...........     Class A 0.00%          $ 115.20                      --
EQ/Capital Guardian U.S. Equity ...........     Class A 0.60%          $ 112.42                       3
EQ/Capital Guardian U.S. Equity ...........     Class B 0.00%          $ 119.65                      66
EQ/Capital Guardian U.S. Equity ...........     Class B 0.60%          $ 115.87                     401
EQ/Capital Guardian U.S. Equity ...........     Class B 0.80%          $ 114.63                       1
EQ/Capital Guardian U.S. Equity ...........     Class B 0.90%          $ 114.01                      32

EQ/Emerging Markets Equity ................     Class A 0.00%          $ 215.81                      21
EQ/Emerging Markets Equity ................     Class A 0.00%          $ 134.04                      --
EQ/Emerging Markets Equity ................     Class B 0.00%          $ 117.64                     162
EQ/Emerging Markets Equity ................     Class B 0.60%          $ 112.53                     643
EQ/Emerging Markets Equity ................     Class B 0.60%          $ 152.58                      24
EQ/Emerging Markets Equity ................     Class B 0.80%          $ 110.88                       3
EQ/Emerging Markets Equity ................     Class B 0.90%          $ 110.06                      47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
EQ/Enterprise Equity .......................     Class B 0.00%          $ 111.55                      --
EQ/Enterprise Equity Income ................     Class B 0.00%          $ 107.29                      --

EQ/Enterprise Growth .......................     Class B 0.00%          $ 104.97                      --

EQ/Enterprise Growth and Income ............     Class B 0.00%          $ 109.56                      --

EQ/Enterprise Small Company Growth .........     Class B 0.00%          $ 114.93                      --
EQ/Enterprise Small Company Value ..........     Class B 0.00%          $ 113.57                       1

EQ/Equity 500 Index ........................     Class A 0.00%          $ 299.58                     477
EQ/Equity 500 Index ........................     Class A 0.60%          $ 283.62                   1,452
EQ/Equity 500 Index ........................     Class A 0.80%          $ 195.46                      21
EQ/Equity 500 Index ........................     Class A 0.90%          $ 274.48                     222
EQ/Equity 500 Index ........................     Class B 0.00%          $  92.28                      --
EQ/Equity 500 Index ........................     Class B 0.60%          $  92.19                   1,115
EQ/Equity 500 Index ........................     Class B 0.90%          $ 104.03                      --

EQ/Evergreen Omega .........................     Class A 0.00%          $ 151.49                      --
EQ/Evergreen Omega .........................     Class A 0.00%          $ 107.45                      --
EQ/Evergreen Omega .........................     Class B 0.00%          $  88.21                      21
EQ/Evergreen Omega .........................     Class B 0.60%          $  82.77                      91
EQ/Evergreen Omega .........................     Class B 0.80%          $  84.50                      --
EQ/Evergreen Omega .........................     Class B 0.90%          $  81.39                      --
EQ/Evergreen Omega .........................     Class B 0.90%          $  84.05                       5

EQ/FI Mid Cap ..............................     Class A 0.00%          $ 181.73                      42
EQ/FI Mid Cap ..............................     Class A 0.00%          $ 122.81                      --
EQ/FI Mid Cap ..............................     Class A 0.60%          $ 133.95                       2
EQ/FI Mid Cap ..............................     Class B 0.00%          $ 118.14                     110
EQ/FI Mid Cap ..............................     Class B 0.60%          $ 115.10                     620
EQ/FI Mid Cap ..............................     Class B 0.80%          $ 114.10                       2
EQ/FI Mid Cap ..............................     Class B 0.90%          $ 113.60                      29

EQ/FI Small/Mid Cap Value ..................     Class A 0.00%          $ 169.09                      45
EQ/FI Small/Mid Cap Value ..................     Class A 0.00%          $ 121.76                      --
EQ/FI Small/Mid Cap Value ..................     Class A 0.60%          $ 125.77                       5
EQ/FI Small/Mid Cap Value ..................     Class B 0.00%          $ 159.85                     177
EQ/FI Small/Mid Cap Value ..................     Class B 0.60%          $ 148.28                      61
EQ/FI Small/Mid Cap Value ..................     Class B 0.60%          $ 152.64                   1,047
EQ/FI Small/Mid Cap Value ..................     Class B 0.80%          $ 150.30                       6
EQ/FI Small/Mid Cap Value ..................     Class B 0.90%          $ 117.59                      --
EQ/FI Small/Mid Cap Value ..................     Class B 0.90%          $ 149.15                      81

EQ/J.P. Morgan Core Bond ...................     Class A 0.00%          $ 110.55                      50
EQ/J.P. Morgan Core Bond ...................     Class A 0.60%          $ 116.38                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.00%          $ 116.85                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.60%          $ 138.31                      23
EQ/J.P. Morgan Core Bond ...................     Class B 0.60%          $ 140.71                      56
EQ/J.P. Morgan Core Bond ...................     Class B 0.80%          $ 114.00                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.90%          $ 138.00                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.90%          $ 113.65                       1

EQ/Janus Large Cap Growth ..................     Class A 0.00%          $ 147.47                      --
EQ/Janus Large Cap Growth ..................     Class A 0.00%          $ 116.43                      --
EQ/Janus Large Cap Growth ..................     Class A 0.60%          $  99.96                       1
EQ/Janus Large Cap Growth ..................     Class B 0.00%          $  63.89                      59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/Janus Large Cap Growth ................     Class B 0.60%          $  62.25                    309
EQ/Janus Large Cap Growth ................     Class B 0.80%          $  61.71                      1
EQ/Janus Large Cap Growth ................     Class B 0.90%          $  61.44                     14

EQ/JP Morgan Value Opportunities .........     Class A 0.00%          $ 154.06                     --
EQ/JP Morgan Value Opportunities .........     Class A 0.00%          $ 118.27                     --
EQ/JP Morgan Value Opportunities .........     Class B 0.00%          $ 146.48                     46
EQ/JP Morgan Value Opportunities .........     Class B 0.60%          $  98.16                     27
EQ/JP Morgan Value Opportunities .........     Class B 0.60%          $ 139.87                    157
EQ/JP Morgan Value Opportunities .........     Class B 0.80%          $ 137.73                      2
EQ/JP Morgan Value Opportunities .........     Class B 0.90%          $ 136.67                     17

EQ/Lazard Small Cap Value ................     Class A 0.00%          $ 177.17                     27
EQ/Lazard Small Cap Value ................     Class A 0.60%          $ 175.86                      1
EQ/Lazard Small Cap Value ................     Class B 0.00%          $ 190.60                     --
EQ/Lazard Small Cap Value ................     Class B 0.00%          $ 189.19                      2
EQ/Lazard Small Cap Value ................     Class B 0.60%          $ 178.52                      6
EQ/Lazard Small Cap Value ................     Class B 0.60%          $ 183.35                     55
EQ/Lazard Small Cap Value ................     Class B 0.80%          $ 181.21                     --
EQ/Lazard Small Cap Value ................     Class B 0.90%          $ 180.23                      3

EQ/Marsico Focus .........................     Class A 0.00%          $ 141.05                     66
EQ/Marsico Focus .........................     Class A 0.00%          $ 113.48                     --
EQ/Marsico Focus .........................     Class A 0.60%          $ 140.01                      1
EQ/Marsico Focus .........................     Class B 0.00%          $ 136.17                     85
EQ/Marsico Focus .........................     Class B 0.60%          $ 133.54                    473
EQ/Marsico Focus .........................     Class B 0.80%          $ 132.67                      2
EQ/Marsico Focus .........................     Class B 0.90%          $ 132.24                     34

EQ/Mercury Basic Value Equity ............     Class A 0.00%          $ 165.39                     38
EQ/Mercury Basic Value Equity ............     Class A 0.00%          $ 118.45                     --
EQ/Mercury Basic Value Equity ............     Class A 0.60%          $ 164.16                      1
EQ/Mercury Basic Value Equity ............     Class B 0.00%          $ 221.53                    162
EQ/Mercury Basic Value Equity ............     Class B 0.60%          $ 211.55                    613
EQ/Mercury Basic Value Equity ............     Class B 0.60%          $ 138.34                     53
EQ/Mercury Basic Value Equity ............     Class B 0.80%          $ 208.30                      5
EQ/Mercury Basic Value Equity ............     Class B 0.90%          $ 206.70                     51

EQ/Mercury International Value ...........     Class A 0.00%          $ 165.41                     32
EQ/Mercury International Value ...........     Class A 0.00%          $ 129.89                     --
EQ/Mercury International Value ...........     Class A 0.60%          $ 126.22                      2
EQ/Mercury International Value ...........     Class B 0.00%          $ 123.09                    172
EQ/Mercury International Value ...........     Class B 0.60%          $ 128.52                     12
EQ/Mercury International Value ...........     Class B 0.60%          $ 131.23                    588
EQ/Mercury International Value ...........     Class B 0.80%          $ 117.90                      3
EQ/Mercury International Value ...........     Class B 0.90%          $ 128.70                     71

EQ/MFS Emerging Growth Companies .........     Class A 0.00%          $ 150.63                     13
EQ/MFS Emerging Growth Companies .........     Class A 0.00%          $ 114.44                     --
EQ/MFS Emerging Growth Companies .........     Class A 0.60%          $ 100.02                     --
EQ/MFS Emerging Growth Companies .........     Class B 0.00%          $ 146.44                    136
EQ/MFS Emerging Growth Companies .........     Class B 0.60%          $  80.35                     78
EQ/MFS Emerging Growth Companies .........     Class B 0.60%          $ 139.84                    955
EQ/MFS Emerging Growth Companies .........     Class B 0.80%          $ 137.69                     10
EQ/MFS Emerging Growth Companies .........     Class B 0.90%          $ 136.63                     61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                         ------------------   -----------------   --------------------------
EQ/MFS Investors Trust ...............................     Class A 0.00%          $ 141.33                     --
EQ/MFS Investors Trust ...............................     Class A 0.00%          $ 117.21                     --
EQ/MFS Investors Trust ...............................     Class A 0.60%          $ 105.89                     --
EQ/MFS Investors Trust ...............................     Class B 0.00%          $  92.74                     16
EQ/MFS Investors Trust ...............................     Class B 0.60%          $  89.68                     92
EQ/MFS Investors Trust ...............................     Class B 0.80%          $  88.68                     --
EQ/MFS Investors Trust ...............................     Class B 0.90%          $  88.18                     13

EQ/Money Market ......................................     Class A 0.00%          $ 148.04                    558
EQ/Money Market ......................................     Class A 0.60%          $ 223.30                    690
EQ/Money Market ......................................     Class A 0.80%          $ 128.42                      4
EQ/Money Market ......................................     Class A 0.90%          $ 143.42                     86
EQ/Money Market ......................................     Class B 0.00%          $ 114.69                     --
EQ/Money Market ......................................     Class B 0.00%          $ 148.04                      3
EQ/Money Market ......................................     Class B 0.60%          $ 115.95                    592
EQ/Money Market ......................................     Class B 0.90%          $ 113.71                     --

EQ/Small Company Index ...............................     Class A 0.00%          $ 192.20                     23
EQ/Small Company Index ...............................     Class A 0.60%          $ 168.29                     82
EQ/Small Company Index ...............................     Class A 0.60%          $ 130.46                      9
EQ/Small Company Index ...............................     Class B 0.00%          $ 141.99                     --
EQ/Small Company Index ...............................     Class B 0.60%          $ 149.03                      2
EQ/Small Company Index ...............................     Class B 0.60%          $ 150.96                     34
EQ/Small Company Index ...............................     Class B 0.80%          $ 166.99                     --
EQ/Small Company Index ...............................     Class B 0.90%          $ 148.06                      6

Fidelity VIP Asset Manager: Growth ...................     Class B 0.00%          $ 125.62                     11

Fidelity VIP Contrafund ..............................     Class B 0.00%          $ 146.29                     59

Fidelity VIP Equity-Income ...........................     Class B 0.00%          $ 144.62                     34

Fidelity VIP Growth & Income .........................     Class B 0.00%          $ 123.99                     17

Fidelity VIP High Income .............................     Class B 0.00%          $ 125.04                     24

Fidelity VIP Investment Grade Bond ...................     Class B 0.00%          $ 106.72                     60

Fidelity VIP Mid Cap .................................     Class B 0.00%          $ 179.46                     61

Fidelity VIP Value ...................................     Class B 0.00%          $ 141.88                     10

Fidelity VIP Value Strategies ........................     Class B 0.00%          $ 175.60                     16

Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.00%          $  99.90                      6
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.60%          $  98.89                     39
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.80%          $  98.56                     --
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.90%          $  98.39                      1

MFS Mid Cap Growth ...................................     Class A 0.60%          $ 121.45                      1

PEA Renaissance ......................................     Class A 0.00%          $ 219.93                     50
PEA Renaissance ......................................     Class A 0.00%          $ 125.82                     --
PEA Renaissance ......................................     Class A 0.60%          $ 186.54                     76
PEA Renaissance ......................................     Class A 0.60%          $ 158.09                      2
PEA Renaissance ......................................     Class A 0.80%          $ 185.90                     --
PEA Renaissance ......................................     Class A 0.90%          $ 185.59                      7

PIMCO Total Return ...................................     Class A 0.60%          $ 114.84                      2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2004


                                       Contract charges     Unit Fair Value     Units Outstanding (000's)
                                      ------------------   -----------------   --------------------------
U.S. Real Estate - Class I.........     Class A 0.00%          $ 140.27                     --
U.S. Real Estate - Class I.........     Class A 0.00%          $ 197.12                    148
U.S. Real Estate - Class I.........     Class A 0.60%          $ 175.16                    116
U.S. Real Estate - Class I.........     Class A 0.80%          $ 174.56                     --
U.S. Real Estate - Class I.........     Class A 0.90%          $ 174.27                      7

Vanguard VIF Equity Index .........     Class A 0.60%          $ 108.79                     19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Aggressive   AXA Conservative   AXA Conservative-Plus
                                                      Allocation        Allocation            Allocation
                                                   ---------------- ------------------ -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $101,558          $ 59,029              $39,535
 Expenses:
  Mortality and expense risk charges .............       25,999             7,181                3,662
                                                       --------          --------              -------
Net Investment Income (Loss) .....................       75,559            51,848               35,873
                                                       --------          --------              -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       22,185            73,582                9,615
  Realized gain distribution from The Trusts .....        2,088               585                  547
                                                       --------          --------              -------
 Net realized gain (loss) ........................       24,273            74,167               10,162
                                                       --------          --------              -------
 Change in unrealized appreciation
  (depreciation) of investments ..................      477,426             7,704               37,565
                                                       --------          --------              -------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      501,699            81,871               47,727
                                                       --------          --------              -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $577,258          $133,719              $83,600
                                                       ========          ========              =======



                                                                                         AXA Premier
                                                    AXA Moderate   AXA Moderate-Plus   VIP Aggressive    AXA Premier
                                                     Allocation        Allocation          Equity       VIP Core Bond
                                                   -------------- ------------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 39,597,759       $  288,019       $         --     $1,768,024
 Expenses:
  Mortality and expense risk charges .............     8,305,273           28,164          2,871,240        255,288
                                                    ------------       ----------       ------------     ----------
Net Investment Income (Loss) .....................    31,292,486          259,855         (2,871,240)     1,512,736
                                                    ------------       ----------       ------------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    12,413,462           62,393         (4,480,586)        19,532
  Realized gain distribution from The Trusts .....            --            3,244                 --        307,749
                                                    ------------       ----------       ------------     ----------
 Net realized gain (loss) ........................    12,413,462           65,637         (4,480,586)       327,281
                                                    ------------       ----------       ------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    70,588,454          793,992         64,845,527        (96,365)
                                                    ------------       ----------       ------------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    83,001,916          859,629         60,364,941        230,916
                                                    ------------       ----------       ------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $114,294,402       $1,119,484       $ 57,493,701     $1,743,652
                                                    ============       ==========       ============     ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Premier VIP   AXA Premier VIP
                                                      Health Care        High Yield
                                                   ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  711,810       $ 12,886,725
 Expenses:
  Mortality and expense risk charges .............        71,981            920,979
                                                      ----------       ------------
Net Investment Income (Loss) .....................       639,829         11,965,746
                                                      ----------       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       819,348         (1,027,111)
  Realized gain distribution from The Trusts .....       527,707                 --
                                                      ----------       ------------
 Net realized gain (loss) ........................     1,347,055         (1,027,111)
                                                      ----------       ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       (83,621)         3,813,355
                                                      ----------       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,263,434          2,786,244
                                                      ----------       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,903,263       $ 14,751,990
                                                      ==========       ============



                                                                           AXA Premier VIP  AXA Premier VIP   AXA Premier VIP
                                                       AXA Premier VIP        Large Cap        Large Cap         Large Cap
                                                    International Equity     Core Equity         Growth            Value
                                                   ---------------------- ---------------- ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $  479,544           $ 92,153         $      --          $537,329
 Expenses:
  Mortality and expense risk charges .............           91,627             10,801            38,302            29,020
                                                         ----------           --------         ---------          --------
Net Investment Income (Loss) .....................          387,917             81,352           (38,302)          508,310
                                                         ----------           --------         ---------          --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          400,887             85,149           290,889           291,619
  Realized gain distribution from The Trusts .....          248,132             87,685                --            89,758
                                                         ----------           --------         ---------          --------
 Net realized gain (loss) ........................          649,019            172,834           290,889           381,377
                                                         ----------           --------         ---------          --------
 Change in unrealized appreciation
  (depreciation) of investments ..................        2,118,963             78,232           366,619            96,054
                                                         ----------           --------         ---------          --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        2,767,982            251,066           657,508           477,431
                                                         ----------           --------         ---------          --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $3,155,899           $332,418         $ 619,206          $985,741
                                                         ==========           ========         =========          ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Premier VIP  AXA Premier VIP
                                                       Small/Mid        Small/Mid
                                                      Cap Growth        Cap Value
                                                   ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  267,647        $1,446,577
 Expenses:
  Mortality and expense risk charges .............        78,814           164,060
                                                      ----------        ----------
Net Investment Income (Loss) .....................       188,833         1,282,517
                                                      ----------        ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       230,077         2,338,995
  Realized gain distribution from The Trusts .....        35,532           783,391
                                                      ----------        ----------
 Net realized gain (loss) ........................       265,609         3,122,386
                                                      ----------        ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     1,519,660           603,397
                                                      ----------        ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,785,269         3,725,783
                                                      ----------        ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,974,102        $5,008,300
                                                      ==========        ==========



                                                    AXA Premier VIP                   EQ/Alliance       EQ/Alliance
                                                       Technology     Davis Value    Common Stock    Growth and Income
                                                   ----------------- ------------- ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  455,823        $ 1,429     $  28,413,743      $ 7,566,983
 Expenses:
  Mortality and expense risk charges .............       219,568          2,061        13,304,640        2,402,977
                                                      ----------        -------     -------------      -----------
Net Investment Income (Loss) .....................       236,255           (632)       15,109,103        5,164,006
                                                      ----------        -------     -------------      -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      (356,425)        12,315       (43,987,348)         (28,569)
  Realized gain distribution from The Trusts .....            51             --                --               --
                                                      ----------        -------     -------------      -----------
 Net realized gain (loss) ........................      (356,374)        12,315       (43,987,348)         (28,569)
                                                      ----------        -------     -------------      -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     6,181,987         24,730       333,110,059       47,110,785
                                                      ----------        -------     -------------      -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     5,825,613         37,045       289,122,711       47,082,216
                                                      ----------        -------     -------------      -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $6,061,868        $36,413     $ 304,231,814      $52,246,222
                                                      ==========        =======     =============      ===========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Alliance
                                                     Intermediate
                                                      Government     EQ/Alliance      EQ/Alliance
                                                      Securities    International   Premier Growth
                                                   --------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   5,338,788    $11,008,760    $          --
 Expenses:
  Mortality and expense risk charges .............        809,561      2,880,351          519,632
                                                    -------------    -----------    -------------
Net Investment Income (Loss) .....................      4,529,227      8,128,409         (519,632)
                                                    -------------    -----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,102,779     11,777,975       (3,100,383)
  Realized gain distribution from The Trusts .....          8,883             --               --
                                                    -------------    -----------    -------------
 Net realized gain (loss) ........................      1,111,662     11,777,975       (3,100,383)
                                                    -------------    -----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,747,971)    67,042,531       10,717,948
                                                    -------------    -----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     (1,636,309)    78,820,506        7,617,565
                                                    -------------    -----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   2,892,918    $86,948,915    $   7,097,933
                                                    =============    ===========    =============



                                                                     EQ/Alliance
                                                     EQ/Alliance      Small Cap      EQ/Bernstein
                                                     Quality Bond      Growth      Diversified Value
                                                   --------------- -------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   5,623,650   $        --       $ 2,541,346
 Expenses:
  Mortality and expense risk charges .............        670,526       947,273           895,361
                                                    -------------   -----------       -----------
Net Investment Income (Loss) .....................      4,953,124      (947,273)        1,645,985
                                                    -------------   -----------       -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,722,076     1,617,264         2,474,446
  Realized gain distribution from The Trusts .....        367,866            --         1,293,069
                                                    -------------   -----------       -----------
 Net realized gain (loss) ........................      2,089,942     1,617,264         3,767,515
                                                    -------------   -----------       -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,124,999)   23,779,473        16,966,823
                                                    -------------   -----------       -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        (35,057)   25,396,737        20,734,338
                                                    -------------   -----------       -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   4,918,067   $24,449,464       $22,380,323
                                                    =============   ===========       ===========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Calvert                       EQ/Capital
                                                      Socially       EQ/Capital        Guardian
                                                    Responsible   Guardian Growth   International
                                                   ------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $   --        $   10,395         $ 48,689
 Expenses:
  Mortality and expense risk charges .............        34            10,762           18,163
                                                      ------        ----------         --------
Net Investment Income (Loss) .....................       (34)             (367)          30,526
                                                      ------        ----------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        24           (72,285)          12,771
  Realized gain distribution from The Trusts .....        --                --               --
                                                      ------        ----------         --------
 Net realized gain (loss) ........................        24           (72,285)          12,771
                                                      ------        ----------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................     3,027           159,336          369,771
                                                      ------        ----------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     3,051            87,051          382,542
                                                      ------        ----------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,017        $   86,684         $413,068
                                                      ======        ==========         ========



                                                                         EQ/Capital
                                                        EQ/Capital        Guardian     EQ/Emerging
                                                    Guardian Research   U.S. Equity   Markets Equity
                                                   ------------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $  498,548      $  291,498     $   594,532
 Expenses:
  Mortality and expense risk charges .............         396,431         295,923         404,396
                                                        ----------      ----------     -----------
Net Investment Income (Loss) .....................         102,117          (4,425)        190,136
                                                        ----------      ----------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       3,549,630       2,596,068       4,077,352
  Realized gain distribution from The Trusts .....              --              --              --
                                                        ----------      ----------     -----------
 Net realized gain (loss) ........................       3,549,630       2,596,068       4,077,352
                                                        ----------      ----------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................       4,147,455       2,283,370      13,942,402
                                                        ----------      ----------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       7,697,085       4,879,438      18,019,754
                                                        ----------      ----------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $7,799,202      $4,875,013     $18,209,890
                                                        ==========      ==========     ===========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Enterprise     EQ/Enterprise     EQ/Enterprise
                                                      Equity (a)    Equity Income (a)     Growth (a)
                                                   --------------- ------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $--               $208              $ 2
 Expenses:
  Mortality and expense risk charges .............        --                 --               --
                                                         ---               ----              ---
Net Investment Income (Loss) .....................        --                208                2
                                                         ---               ----              ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        --                 47               --
  Realized gain distribution from The Trusts .....        --                 --               --
                                                         ---               ----              ---
 Net realized gain (loss) ........................        --                 47               --
                                                         ---               ----              ---
 Change in unrealized appreciation
  (depreciation) of investments ..................        95                259               62
                                                         ---               ----              ---
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        95                306               62
                                                         ---               ----              ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $95               $514              $64
                                                         ===               ====              ===



                                                                            EQ/Enterprise   EQ/Enterprise
                                                        EQ/Enterprise       Small Company   Small Company
                                                    Growth and Income (a)     Growth (a)      Value (a)
                                                   ----------------------- --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................           $20                 $--            $  119
 Expenses:
  Mortality and expense risk charges .............            --                  --                --
                                                             ---                 ---            ------
Net Investment Income (Loss) .....................            20                  --               119
                                                             ---                 ---            ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............            --                   1               106
  Realized gain distribution from The Trusts .....            --                  --             2,396
                                                             ---                 ---            ------
 Net realized gain (loss) ........................            --                   1             2,502
                                                             ---                 ---            ------
 Change in unrealized appreciation
  (depreciation) of investments ..................            63                  98             2,357
                                                             ---                 ---            ------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................            63                  99             4,859
                                                             ---                 ---            ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................           $83                 $99            $4,978
                                                             ===                 ===            ======

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Equity 500  EQ/Evergreen
                                                        Index          Omega      EQ/FI Mid Cap
                                                   -------------- -------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 11,362,495    $  27,591      $ 1,986,658
 Expenses:
  Mortality and expense risk charges .............     3,417,927       42,562          391,790
                                                    ------------    ---------      -----------
Net Investment Income (Loss) .....................     7,944,568      (14,971)       1,594,868
                                                    ------------    ---------      -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    (3,696,894)     295,602        4,250,705
  Realized gain distribution from The Trusts .....            --           --        3,496,349
                                                    ------------    ---------      -----------
 Net realized gain (loss) ........................    (3,696,894)     295,602        7,747,054
                                                    ------------    ---------      -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    61,540,522      262,850        3,132,345
                                                    ------------    ---------      -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    57,843,628      558,452       10,879,399
                                                    ------------    ---------      -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $ 65,788,196    $ 543,481      $12,474,267
                                                    ============    =========      ===========



                                                    EQ/FI Small/Mid   EQ/J.P. Morgan   EQ/Janus Large
                                                       Cap Value         Core Bond       Cap Growth
                                                   ----------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $ 4,941,377      $   671,261       $   56,681
 Expenses:
  Mortality and expense risk charges .............        997,768           61,746          114,630
                                                      -----------      -----------       ----------
Net Investment Income (Loss) .....................      3,943,609          609,515          (57,949)
                                                      -----------      -----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      3,671,698           88,802          510,134
  Realized gain distribution from The Trusts .....     12,970,453           41,055               --
                                                      -----------      -----------       ----------
 Net realized gain (loss) ........................     16,642,151          129,857          510,134
                                                      -----------      -----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     11,003,613         (231,678)       2,080,218
                                                      -----------      -----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     27,645,764         (101,821)       2,590,352
                                                      -----------      -----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $31,589,373      $   507,694       $2,532,403
                                                      ===========      ===========       ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/JP Morgan    EQ/Lazard
                                                        Value        Small Cap     EQ/Marsico
                                                    Opportunities      Value          Focus
                                                   --------------- ------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  426,834    $  777,401     $       --
 Expenses:
  Mortality and expense risk charges .............       166,510        31,829        376,557
                                                      ----------    ----------     ----------
Net Investment Income (Loss) .....................       260,324       745,572     $ (376,557)
                                                      ----------    ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       379,250       109,189      3,323,999
  Realized gain distribution from The Trusts .....            --       685,284             --
                                                      ----------    ----------     ----------
 Net realized gain (loss) ........................       379,250       794,473      3,323,999
                                                      ----------    ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     2,628,929       206,402      5,043,614
                                                      ----------    ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     3,008,179     1,000,875      8,367,613
                                                      ----------    ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,268,503    $1,746,447     $7,991,056
                                                      ==========    ==========     ==========



                                                     EQ/Mercury
                                                    Basic Value        EQ/Mercury       EQ/MFS Emerging
                                                       Equity     International Value   Growth Companies
                                                   ------------- --------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 3,781,659       $ 1,581,760       $           --
 Expenses:
  Mortality and expense risk charges .............      853,978           465,362              881,785
                                                    -----------       -----------       --------------
Net Investment Income (Loss) .....................    2,927,681         1,116,398             (881,785)
                                                    -----------       -----------       --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    2,808,053         1,937,094          (11,495,056)
  Realized gain distribution from The Trusts .....    5,352,569                --                   --
                                                    -----------       -----------       --------------
 Net realized gain (loss) ........................    8,160,622         1,937,094          (11,495,056)
                                                    -----------       -----------       --------------
 Change in unrealized appreciation
  (depreciation) of investments ..................    6,139,148        16,106,975           31,243,426
                                                    -----------       -----------       --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................   14,299,770        18,044,069           19,748,370
                                                    -----------       -----------       --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $17,227,451       $19,160,467       $   18,866,585
                                                    ===========       ===========       ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/MFS Investors    EQ/Money
                                                         Trust           Market
                                                   ----------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $   61,224     $3,442,319
 Expenses:
  Mortality and expense risk charges .............         59,854      1,767,013
                                                       ----------     ----------
Net Investment Income (Loss) .....................          1,370      1,675,306
                                                       ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        347,651       (632,791)
  Realized gain distribution from The Trusts .....             --             --
                                                       ----------     ----------
 Net realized gain (loss) ........................        347,651       (632,791)
                                                       ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................        789,302        746,150
                                                       ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      1,136,953        113,359
                                                       ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $1,138,323     $1,788,665
                                                       ==========     ==========



                                                       EQ/Small      Fidelity Asset   Fidelity VIP   Fidelity VIP
                                                    Company Index   Manager: Growth    Contrafund    Equity-Income
                                                   --------------- ----------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  584,414      $   27,379        $  6,220       $ 48,260
 Expenses:
  Mortality and expense risk charges .............       101,815              --              --             --
                                                      ----------      ----------        --------       --------
Net Investment Income (Loss) .....................       482,599          27,379           6,220         48,260
                                                      ----------      ----------        --------       --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       955,470          95,655         283,230        156,282
  Realized gain distribution from The Trusts .....       385,705              --              --             --
                                                      ----------      ----------        --------       --------
 Net realized gain (loss) ........................     1,341,175          95,655         283,230        156,282
                                                      ----------      ----------        --------       --------
 Change in unrealized appreciation
  (depreciation) of investments ..................     1,541,998         (46,761)        564,446        191,199
                                                      ----------      ----------        --------       --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     2,883,173          48,894         847,676        347,481
                                                      ----------      ----------        --------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,365,772      $   76,273        $853,896       $395,741
                                                      ==========      ==========        ========       ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      Fidelity VIP    Fidelity VIP
                                                    Growth & Income    High Income
                                                   ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $ 12,425        $149,283
 Expenses:
  Mortality and expense risk charges .............            --              --
                                                        --------        --------
Net Investment Income (Loss) .....................        12,425         149,283
                                                        --------        --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        50,336           1,165
  Realized gain distribution from The Trusts .....            --              --
                                                        --------        --------
 Net realized gain (loss) ........................        50,336           1,165
                                                        --------        --------
 Change in unrealized appreciation
  (depreciation) of investments ..................        45,273          (1,488)
                                                        --------        --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        95,609            (323)
                                                        --------        --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $108,034        $148,960
                                                        ========        ========



                                                      Fidelity VIP
                                                    Investment Grade   Fidelity VIP   Fidelity VIP     Fidelity VIP
                                                          Bond            Mid Cap         Value      Value Strategies
                                                   ------------------ -------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $ 222,378        $       --      $ 13,422         $  6,685
 Expenses:
  Mortality and expense risk charges .............            --                --            --               --
                                                       ---------        ----------      --------         --------
Net Investment Income (Loss) .....................       222,378                --        13,422            6,685
                                                       ---------        ----------      --------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        (9,373)          241,496        47,279          119,521
  Realized gain distribution from The Trusts .....            --                --            --               --
                                                       ---------        ----------      --------         --------
 Net realized gain (loss) ........................        (9,373)          241,496        47,279          119,521
                                                       ---------        ----------      --------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................       (27,955)          976,379        54,957          122,080
                                                       ---------        ----------      --------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       (37,328)        1,217,875       102,236          241,601
                                                       ---------        ----------      --------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $ 185,050        $1,217,875      $115,658         $248,286
                                                       =========        ==========      ========         ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     Laudus Rosenberg
                                                        VIT Value       MFS Mid Cap
                                                    Long/Short Equity      Growth
                                                   ------------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $      --         $    --
 Expenses:
  Mortality and expense risk charges .............         19,911             903
                                                        ---------         -------
Net Investment Income (Loss) .....................        (19,911)           (903)
                                                        ---------         -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         68,540           5,696
  Realized gain distribution from The Trusts .....             --              --
                                                        ---------         -------
 Net realized gain (loss) ........................         68,540           5,696
                                                        ---------         -------
 Change in unrealized appreciation
  (depreciation) of investments ..................        324,771          13,663
                                                        ---------         -------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        393,311          19,359
                                                        ---------         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $ 373,400         $18,456
                                                        =========         =======



                                                                          PIMCO      U.S. Real Estate --   Vanguard VIF
                                                    PEA Renaissance   Total Return         Class I         Equity Index
                                                   ----------------- -------------- --------------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $1,077,645        $7,893           $  485,275         $ 41,036
 Expenses:
  Mortality and expense risk charges .............         68,010         1,096               64,260            7,640
                                                       ----------        ------           ----------         --------
Net Investment Income (Loss) .....................      1,009,635         6,797              421,015           33,396
                                                       ----------        ------           ----------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,183,895           124            2,384,529           55,765
  Realized gain distribution from The Trusts .....             --            --              353,769               --
                                                       ----------        ------           ----------         --------
 Net realized gain (loss) ........................      1,183,895           124            2,738,298           55,765
                                                       ----------        ------           ----------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................      1,119,551         2,160            6,116,678           56,642
                                                       ----------        ------           ----------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,303,446         2,284            8,854,976          112,407
                                                       ----------        ------           ----------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $3,313,081        $9,081           $9,275,991         $145,803
                                                       ==========        ======           ==========         ========

-------
The accompanying notes are an integral part of these financial statements.
(a) Commenced Operations on October 25, 2004.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                        AXA Aggressive                 AXA Conservative
                                                        Allocation (c)                  Allocation (c)
                                                ------------------------------- ------------------------------
                                                      2004            2003            2004            2003
                                                ---------------- -------------- ---------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   75,559       $  2,697       $   51,848       $   435
 Net realized gain (loss) on investments ......       24,273          3,333           74,167            83
 Change in unrealized appreciation
  (depreciation) on investments ...............      477,426          9,782            7,704            16
                                                  ----------       --------       ----------       -------
 Net increase (decrease) in net assets from
  operations ..................................      577,258         15,812          133,719           534
                                                  ----------       --------       ----------       -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................    1,478,761        156,093          351,358         6,536
  Transfers between funds and
   guaranteed interest account, net ...........    5,331,876        400,359        1,764,812        33,568
  Transfers for contract benefits and
   terminations ...............................     (176,351)            --          (11,302)           --
  Contract maintenance charges ................     (393,536)        (4,327)        (102,928)         (961)
                                                  ----------       --------       ----------       -------
Net increase (decrease) in net assets from
 contractowners transactions ..................    6,240,750        552,125        2,001,940        39,143
                                                  ----------       --------       ----------       -------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       24,577            174            7,181            25
                                                  ----------       --------       ----------       -------
Increase (Decrease) in Net Assets .............    6,842,586        568,111        2,142,840        39,702
Net Assets -- Beginning of Period .............      568,111             --           39,702            --
                                                  ----------       --------       ----------       -------
Net Assets -- End of Period ...................   $7,434,054       $568,111       $2,182,542       $39,702
                                                  ==========       ========       ==========       =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           65              6               45             1
 Redeemed .....................................          (24)            (2)             (26)           (1)
                                                  ----------       --------       ----------       -------
 Net Increase (Decrease) ......................           41              5               19            --
                                                  ----------       --------       ----------       -------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           18              1                5            --
 Redeemed .....................................           (4)            --               (3)           --
                                                  ----------       --------       ----------       -------
 Net Increase (Decrease) ......................           14              1                2            --
                                                  ----------       --------       ----------       -------



                                                       AXA Conservative-                    AXA Moderate
                                                      Plus Allocation (c)                    Allocation
                                                ------------------------------- -------------------------------------
                                                      2004            2003             2004               2003
                                                ---------------- -------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   35,873       $  2,076       $   31,292,486     $   24,574,439
 Net realized gain (loss) on investments ......       10,162            436           12,413,462           (417,569)
 Change in unrealized appreciation
  (depreciation) on investments ...............       37,565          2,052           70,588,454        208,496,236
                                                  ----------       --------       --------------     --------------
 Net increase (decrease) in net assets from
  operations ..................................       83,600          4,564          114,294,402        232,653,106
                                                  ----------       --------       --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................      592,279          7,821          121,639,711        130,164,437
  Transfers between funds and
   guaranteed interest account, net ...........      947,572        164,349          (32,092,281)       (48,262,114)
  Transfers for contract benefits and
   terminations ...............................      (35,711)            --          (87,332,219)       (84,612,101)
  Contract maintenance charges ................      (96,274)          (910)         (89,440,127)       (93,083,339)
                                                  ----------       --------       --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    1,407,866        171,260          (87,224,916)       (95,793,117)
                                                  ----------       --------       --------------     --------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        3,662            116               27,400         (2,453,226)
                                                  ----------       --------       --------------     --------------
Increase (Decrease) in Net Assets .............    1,495,128        175,940           27,064,898        134,406,763
Net Assets -- Beginning of Period .............      175,940             --        1,434,637,874      1,300,231,111
                                                  ----------       --------       --------------     --------------
Net Assets -- End of Period ...................   $1,671,068       $175,940       $1,461,702,772     $1,434,637,874
                                                  ==========       ========       ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           15              2                  431                451
 Redeemed .....................................           (6)            (1)                (621)              (700)
                                                  ----------       --------       --------------     --------------
 Net Increase (Decrease) ......................            9              2                 (190)              (249)
                                                  ----------       --------       --------------     --------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            3             --                  184                232
 Redeemed .....................................           --             --                 (124)              (156)
                                                  ----------       --------       --------------     --------------
 Net Increase (Decrease) ......................            3              0                   60                 76
                                                  ----------       --------       --------------     --------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       AXA Moderate-Plus                  AXA Premier VIP
                                                         Allocation (c)                  Aggressive Equity
                                                -------------------------------- ---------------------------------
                                                       2004            2003            2004             2003
                                                ----------------- -------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   259,855       $    7,626    $  (2,871,240)   $  (2,502,472)
 Net realized gain (loss) on investments ......        65,637               47       (4,480,586)     (12,236,585)
 Change in unrealized appreciation
  (depreciation) on investments ...............       793,992           34,010       64,845,527      155,648,109
                                                  -----------       ----------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     1,119,484           41,683       57,493,701      140,909,052
                                                  -----------       ----------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     4,435,702          127,056       59,929,911       65,485,810
  Transfers between funds and guaranteed
   interest account, net ......................     9,578,746        1,124,465      (17,266,731)     (14,254,228)
  Transfers for contract benefits and
   terminations ...............................      (254,385)              --      (35,671,706)     (24,339,337)
  Contract maintenance charges ................      (868,716)          (9,940)     (38,698,068)     (41,073,606)
                                                  -----------       ----------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    12,891,347        1,241,581      (31,706,594)     (14,181,361)
                                                  -----------       ----------    -------------    -------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        23,356              635           35,361           30,593
                                                  -----------       ----------    -------------    -------------
Increase (Decrease) in Net Assets .............    14,034,187        1,283,899       25,822,468      126,758,284
Net Assets -- Beginning of Period .............     1,283,899               --      515,335,643      388,577,360
                                                  -----------       ----------    -------------    -------------
Net Assets -- End of Period ...................   $15,318,086       $1,283,899    $ 541,158,111    $ 515,335,644
                                                  ===========       ==========    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           125               10              241              283
 Redeemed .....................................           (27)              --             (313)            (318)
                                                  -----------       ----------    -------------    -------------
 Net Increase (Decrease) ......................            98               10              (72)             (35)
                                                  -----------       ----------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            21                1               54               74
 Redeemed .....................................            (4)              --              (39)             (43)
                                                  -----------       ----------    -------------    -------------
 Net Increase (Decrease) ......................            17                1               15               31
                                                  -----------       ----------    -------------    -------------



                                                         AXA Premier VIP                    AXA Premier VIP
                                                            Core Bond                         Health Care
                                                --------------------------------- -----------------------------------
                                                      2004             2003              2004              2003
                                                --------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  1,512,736     $   983,381       $   639,829       $    68,592
 Net realized gain (loss) on investments ......       327,281         170,371         1,347,055           199,019
 Change in unrealized appreciation
  (depreciation) on investments ...............       (96,365)       (201,692)          (83,621)        1,168,545
                                                 ------------     -----------       -----------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     1,743,652         952,060         1,903,263         1,436,156
                                                 ------------     -----------       -----------       -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    15,150,768       9,919,519         4,048,806         2,347,028
  Transfers between funds and guaranteed
   interest account, net ......................     7,094,117      11,778,742         5,942,998         5,467,682
  Transfers for contract benefits and
   terminations ...............................    (3,210,407)     (1,853,286)         (629,209)         (184,060)
  Contract maintenance charges ................    (4,033,849)     (2,841,270)       (1,020,263)         (470,119)
                                                 ------------     -----------       -----------       -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    15,000,629      17,003,705         8,342,332         7,160,531
                                                 ------------     -----------       -----------       -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        35,954          42,567            46,845            25,610
                                                 ------------     -----------       -----------       -----------
Increase (Decrease) in Net Assets .............    16,780,235      17,998,332        10,292,440         8,622,297
Net Assets -- Beginning of Period .............    40,817,107      22,818,775        11,327,167         2,704,870
                                                 ------------     -----------       -----------       -----------
Net Assets -- End of Period ...................  $ 57,597,342     $40,817,107       $21,619,607       $11,327,167
                                                 ============     ===========       ===========       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            60              36                17                 8
 Redeemed .....................................           (19)             (8)               (5)               (1)
                                                 ------------     -----------       -----------       -----------
 Net Increase (Decrease) ......................            41              28                12                 7
                                                 ------------     -----------       -----------       -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           406             435               159               107
 Redeemed .....................................          (312)           (307)              (95)              (39)
                                                 ------------     -----------       -----------       -----------
 Net Increase (Decrease) ......................            94             128                64                68
                                                 ------------     -----------       -----------       -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         AXA Premier VIP                   AXA Premier VIP
                                                           High Yield                    International Equity
                                                --------------------------------- ----------------------------------
                                                      2004             2003              2004             2003
                                                ---------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  11,965,746    $   9,139,101     $   387,917       $   19,348
 Net realized gain (loss) on investments ......     (1,027,111)         599,730         649,019           12,403
 Change in unrealized appreciation
  (depreciation) on investments ...............      3,813,355       20,725,848       2,118,963          455,052
                                                 -------------    -------------     -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................     14,751,990       30,464,679       3,155,899          486,803
                                                 -------------    -------------     -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     27,153,505       20,872,021      11,325,385          796,174
  Transfers between funds and guaranteed
   interest account, net ......................    (13,537,172)      45,035,004       8,435,443        3,807,436
  Transfers for contract benefits and
   terminations ...............................    (16,035,327)      (6,569,977)       (446,170)         (14,818)
  Contract maintenance charges ................    (10,584,469)     (10,275,631)       (928,268)        (112,748)
                                                 -------------    -------------     -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (13,003,463)      49,061,417      18,386,390        4,476,044
                                                 -------------    -------------     -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         40,129           82,016          27,689            4,045
                                                 -------------    -------------     -----------       ----------
Increase (Decrease) in Net Assets .............      1,788,656       79,608,112      21,569,978        4,966,892
Net Assets -- Beginning of Period .............    204,596,186      124,988,074       5,051,685           84,793
                                                 -------------    -------------     -----------       ----------
Net Assets -- End of Period ...................  $ 206,384,842    $ 204,596,186     $26,621,663       $5,051,685
                                                 =============    =============     ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            737            1,034              20                9
 Redeemed .....................................            768             (861)             (6)              (1)
                                                 -------------    -------------     -----------       ----------
 Net Increase (Decrease) ......................            (31)             173              14                8
                                                 -------------    -------------     -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................             90              145             179               48
 Redeemed .....................................            (73)             (96)            (35)             (12)
                                                 -------------    -------------     -----------       ----------
 Net Increase (Decrease) ......................             17               49             144               36
                                                 -------------    -------------     -----------       ----------



                                                         AXA Premier VIP                   AXA Premier VIP
                                                      Large Cap Core Equity                Large Cap Growth
                                                --------------------------------- ----------------------------------
                                                      2004             2003              2004             2003
                                                ---------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   81,352       $    1,420       $   (38,302)      $   (9,390)
 Net realized gain (loss) on investments ......      172,834           20,389           290,889          110,054
 Change in unrealized appreciation
  (depreciation) on investments ...............       78,232          150,285           366,619          394,490
                                                  ----------       ----------       -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................      332,418          172,094           619,206          495,154
                                                  ----------       ----------       -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    1,298,616          605,757         2,887,293        1,268,026
  Transfers between funds and guaranteed
   interest account, net ......................      765,604        1,402,389         2,438,154        4,856,491
  Transfers for contract benefits and
   terminations ...............................      (38,996)              --          (234,240)         (27,179)
  Contract maintenance charges ................     (330,416)         (82,349)         (705,112)        (183,401)
                                                  ----------       ----------       -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    1,694,808        1,924,763         4,386,095        5,913,937
                                                  ----------       ----------       -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       10,802            2,186            36,537            9,390
                                                  ----------       ----------       -----------       ----------
Increase (Decrease) in Net Assets .............    2,038,028        2,099,043         5,041,838        6,418,481
Net Assets -- Beginning of Period .............    2,128,432               --         6,551,707          133,226
                                                  ----------       ----------       -----------       ----------
Net Assets -- End of Period ...................   $4,166,460       $2,128,432       $11,593,545       $6,551,707
                                                  ==========       ==========       ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            9                8                21               13
 Redeemed .....................................           (2)              (2)               (7)              (3)
                                                  ----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            7                6                14               10
                                                  ----------       ----------       -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           44               15               112               88
 Redeemed .....................................          (36)              (3)              (86)             (30)
                                                  ----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            8               12                26               58
                                                  ----------       ----------       -----------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         AXA Premier VIP                    AXA Premier VIP
                                                         Large Cap Value                  Small/Mid Cap Growth
                                                ---------------------------------- ----------------------------------
                                                       2004             2003              2004             2003
                                                ----------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   508,310       $   49,574       $   188,833       $   70,331
 Net realized gain (loss) on investments ......       381,377           33,880           265,609          203,068
 Change in unrealized appreciation
  (depreciation) on investments ...............        96,054          321,233         1,519,660          457,654
                                                  -----------       ----------       -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................       985,741          404,687         1,974,102          731,053
                                                  -----------       ----------       -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     1,980,721          642,202         4,304,676        1,734,065
  Transfers between funds and guaranteed
   interest account, net ......................     5,024,462        2,173,572         9,180,707        5,943,405
  Transfers for contract benefits and
   terminations ...............................      (184,994)         (13,954)         (532,903)         (69,956)
  Contract maintenance charges ................      (461,589)        (119,544)       (1,383,732)        (234,236)
                                                  -----------       ----------       -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................     6,358,600        2,682,276        11,568,748        7,373,278
                                                  -----------       ----------       -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        27,548            5,411            28,544           10,091
                                                  -----------       ----------       -----------       ----------
Increase (Decrease) in Net Assets .............     7,371,889        3,092,374        13,571,394        8,114,422
Net Assets -- Beginning of Period .............     3,328,480          236,106         8,228,639          114,217
                                                  -----------       ----------       -----------       ----------
Net Assets -- End of Period ...................   $10,700,369       $3,328,480       $21,800,033       $8,228,639
                                                  ===========       ==========       ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            15                7                25               15
 Redeemed .....................................            (4)              (2)               (7)              (3)
                                                  -----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            11                5                18               12
                                                  -----------       ----------       -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           167               46               256              137
 Redeemed .....................................          (122)             (24)             (157)             (66)
                                                  -----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            45               22                99               71
                                                  -----------       ----------       -----------       ----------



                                                          AXA Premier VIP                    AXA Premier VIP
                                                        Small/Mid Cap Value                   Technology (d)
                                                ----------------------------------- ----------------------------------
                                                       2004              2003              2004             2003
                                                ----------------- ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $ 1,282,517       $    (5,639)      $   236,255        $ 182,346
 Net realized gain (loss) on investments ......     3,122,386           945,450          (356,374)         104,723
 Change in unrealized appreciation
  (depreciation) on investments ...............       603,397         4,000,286         6,181,987          392,166
                                                  -----------       -----------       -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................     5,008,300         4,940,098         6,061,868          679,235
                                                  -----------       -----------       -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    12,119,505         4,119,371         8,837,755        1,118,275
  Transfers between funds and guaranteed
   interest account, net ......................     4,163,200        10,744,114        48,449,367        6,684,717
  Transfers for contract benefits and
   terminations ...............................    (1,598,361)         (368,523)       (1,960,381)         (89,824)
  Contract maintenance charges ................    (1,978,419)       (1,037,154)       (3,374,668)        (226,316)
                                                  -----------       -----------       -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    12,705,925        13,457,808        51,952,073        7,486,852
                                                  -----------       -----------       -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        26,982            37,283           359,894           10,192
                                                  -----------       -----------       -----------        ---------
Increase (Decrease) in Net Assets .............    17,741,207        18,435,189        58,373,835        8,176,279
Net Assets -- Beginning of Period .............    25,135,502         6,700,313         8,222,990           46,711
                                                  -----------       -----------       -----------        ---------
Net Assets -- End of Period ...................   $42,876,709       $25,135,502       $66,596,825       $8,222,990
                                                  ===========       ===========       ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            18                11                20                7
 Redeemed .....................................            (5)               (2)               (7)              (1)
                                                  -----------       -----------       -----------       ----------
 Net Increase (Decrease) ......................            13                 9                13                6
                                                  -----------       -----------       -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           333               259               795               94
 Redeemed .....................................          (234)             (120)             (230)             (15)
                                                  -----------       -----------       -----------       ----------
 Net Increase (Decrease) ......................            99               139               565               79
                                                  -----------       -----------       -----------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                       EQ/Alliance
                                                       Davis Value                    Common Stock
                                                ------------------------- -------------------------------------
                                                    2004         2003            2004               2003
                                                ------------ ------------ ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    (632)   $   2,599     $   15,109,103     $   21,972,809
 Net realized gain (loss) on investments ......     12,315        1,656        (43,987,348)       (98,013,729)
 Change in unrealized appreciation
  (depreciation) on investments ...............     24,730       37,531        333,110,059        829,623,818
                                                 ---------    ---------     --------------     --------------
 Net increase (decrease) in net assets from
  operations ..................................     36,413       41,786        304,231,814        753,582,898
                                                 ---------    ---------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    120,819      160,236        213,895,533        222,634,232
  Transfers between funds and guaranteed
   interest account, net ......................     30,582       51,940        (23,704,953)       (53,811,227)
  Transfers for contract benefits and
   terminations ...............................    (14,275)          --       (136,285,871)       (98,496,753)
  Contract maintenance charges ................    (37,100)     (19,280)      (136,273,784)      (136,228,809)
                                                 ---------    ---------     --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    100,026      192,896        (82,369,075)       (65,902,557)
                                                 ---------    ---------     --------------     --------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................      2,062          754             10,423             16,233
                                                 ---------    ---------     --------------     --------------
Increase (Decrease) in Net Assets .............    138,501      235,436        221,873,162        687,696,574
Net Assets -- Beginning of Period .............    256,485       21,049      2,268,481,546      1,580,784,972
                                                 ---------    ---------     --------------     --------------
Net Assets -- End of Period ...................  $ 394,986    $ 256,485     $2,490,354,708     $2,268,481,546
                                                 =========    =========     ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................          1            2                617                674
 Redeemed .....................................         --           --               (721)              (822)
                                                 ---------    ---------     --------------     --------------
 Net Increase (Decrease) ......................          1            2               (104)              (148)
                                                 ---------    ---------     --------------     --------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................         --           --                454                655
 Redeemed .....................................         --           --               (328)              (420)
                                                 ---------    ---------     --------------     --------------
 Net Increase (Decrease) ......................         --           --                126                235
                                                 ---------    ---------     --------------     --------------



                                                                                            EQ/Alliance
                                                           EQ/Alliance                      Intermediate
                                                        Growth and Income              Government Securities
                                                --------------------------------- --------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   5,164,006    $   2,872,385    $   4,529,227    $   7,107,037
 Net realized gain (loss) on investments ......        (28,569)     (10,016,865)       1,111,662        2,820,083
 Change in unrealized appreciation
  (depreciation) on investments ...............     47,110,785      105,430,090       (2,747,971)      (5,661,973)
                                                 -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     52,246,222       98,285,610        2,892,918        4,265,147
                                                 -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     58,401,821       61,707,782       35,039,822       54,232,966
  Transfers between funds and guaranteed
   interest account, net ......................      1,899,423       (8,507,510)     (37,812,482)     (21,969,343)
  Transfers for contract benefits and
   terminations ...............................    (26,310,292)     (19,878,187)     (15,549,130)     (33,169,186)
  Contract maintenance charges ................    (26,996,110)     (26,110,653)     (11,652,989)     (14,628,560)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ..................      6,994,842        7,211,432      (29,974,779)     (15,534,123)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         30,609           23,392           37,249           32,958
                                                 -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets .............     59,271,673      105,520,434      (27,044,612)     (11,236,018)
Net Assets -- Beginning of Period .............    430,711,510      325,191,076      192,442,013      203,678,031
                                                 -------------    -------------    -------------    -------------
Net Assets -- End of Period ...................  $ 489,983,183    $ 430,711,510    $ 165,397,401    $ 192,442,013
                                                 =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            306              334              369              702
 Redeemed .....................................           (316)            (357)            (507)            (799)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................            (10)             (23)            (138)             (97)
                                                 -------------    -------------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            235              313               95              152
 Redeemed .....................................           (155)            (192)             (80)            (118)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................             80              121               15               34
                                                 -------------    -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Alliance                        EQ/Alliance
                                                        International (a)                   Premier Growth
                                                --------------------------------- -----------------------------------
                                                      2004             2003              2004              2003
                                                ---------------- ---------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   8,128,409    $   5,988,205     $  (519,632)      $  (488,466)
 Net realized gain (loss) on investments ......     11,777,975       (1,479,090)     (3,100,383)       (5,919,173)
 Change in unrealized appreciation
  (depreciation) on investments ...............     67,042,531      125,782,343      10,717,948        23,984,232
                                                 -------------    -------------     -----------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     86,948,915      130,291,458       7,097,933        17,576,593
                                                 -------------    -------------     -----------       -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     55,239,806       55,321,725      17,941,791        20,586,155
  Transfers between funds and guaranteed
   interest account, net ......................     (5,512,749)     (13,473,304)     (9,294,483)       (6,635,638)
  Transfers for contract benefits and
   terminations ...............................    (35,334,393)     (24,462,854)     (5,520,357)       (4,800,125)
  Contract maintenance charges ................    (29,744,511)     (30,514,513)     (8,267,690)       (8,941,622)
                                                 -------------    -------------     -----------       -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (15,351,847)     (13,128,946)     (5,140,739)          208,770
                                                 -------------    -------------     -----------       -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         28,587       (1,374,307)         41,037            46,379
                                                 -------------    -------------     -----------       -----------
Increase (Decrease) in Net Assets .............     71,625,655      115,788,205       1,998,231        17,831,742
Net Assets -- Beginning of Period .............    502,197,694      386,409,488      95,732,602        77,900,860
                                                 -------------    -------------     -----------       -----------
Net Assets -- End of Period ...................  $ 573,823,349    $ 502,197,693     $97,730,833       $95,732,602
                                                 =============    =============     ===========       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            644            1,443              11                10
 Redeemed .....................................           (801)          (1,644)             (4)               (2)
                                                 -------------    -------------     -----------       -----------
 Net Increase (Decrease) ......................           (157)            (201)              7                 8
                                                 -------------    -------------     -----------       -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            159              217             382               548
 Redeemed .....................................           (112)            (134)           (481)             (559)
                                                 -------------    -------------     -----------       -----------
 Net Increase (Decrease) ......................             47               83             (99)              (11)
                                                 -------------    -------------     -----------       -----------



                                                           EQ/Alliance                       EQ/Alliance
                                                          Quality Bond                    Small Cap Growth
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   4,953,124    $   3,660,407    $    (947,273)   $    (754,298)
 Net realized gain (loss) on investments ......      2,089,942        3,849,961        1,617,264       (3,849,200)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (2,124,999)      (2,010,661)      23,779,473       54,131,901
                                                 -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................      4,918,067        5,499,707       24,449,464       49,528,403
                                                 -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     27,986,982       32,679,435       26,305,805       25,927,063
  Transfers between funds and guaranteed
   interest account, net ......................    (33,360,911)     (14,843,302)      (4,541,322)       3,892,546
  Transfers for contract benefits and
   terminations ...............................    (11,247,996)     (19,239,552)     (10,419,674)      (7,063,448)
  Contract maintenance charges ................     (8,834,215)     (10,580,172)     (10,544,546)     (10,013,166)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (25,456,140)     (11,983,591)         800,263       12,742,995
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         29,854           27,348           33,232           30,284
                                                 -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets .............    (20,508,219)      (6,456,536)      25,282,959       62,301,682
Net Assets -- Beginning of Period .............    161,938,621      168,395,157      178,663,227      116,361,545
                                                 -------------    -------------    -------------    -------------
Net Assets -- End of Period ...................  $ 141,430,402    $ 161,938,621    $ 203,946,186    $ 178,663,227
                                                 =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            395              499              328              381
 Redeemed .....................................           (546)            (592)            (343)            (332)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................           (151)             (93)             (15)              49
                                                 -------------    -------------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................             72              113              115              169
 Redeemed .....................................            (59)             (80)             (91)             (97)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................             13               33               24               72
                                                 -------------    -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Bernstein                    EQ/Calvert
                                                         Diversified Value            Socially Responsible
                                                ----------------------------------- ------------------------
                                                      2004              2003             2004        2003
                                                ---------------- ------------------ ------------- ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   1,645,985     $  1,205,613       $   (34)     $    (3)
 Net realized gain (loss) on investments ......      3,767,515       (1,716,205)           24            5
 Change in unrealized appreciation
  (depreciation) on investments ...............     16,966,823       34,423,648         3,027       14,513
                                                 -------------     ------------       -------      -------
 Net increase (decrease) in net assets from
  operations ..................................     22,380,323       33,913,056         3,017       14,515
                                                 -------------     ------------       -------      -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     27,778,739       25,623,460           326          323
  Transfers between funds and guaranteed
   interest account, net ......................     12,516,597       11,148,400         8,209        1,455
  Transfers for contract benefits and
   terminations ...............................    (12,363,941)      (7,425,761)           --           --
  Contract maintenance charges ................     (9,918,176)      (8,601,429)         (368)         (70)
                                                 -------------     ------------       -------      -------
Net increase (decrease) in net assets from
 contractowners transactions ..................     18,013,219       20,744,670         8,167        1,708
                                                 -------------     ------------       -------      -------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         31,801           31,971            33            3
                                                 -------------     ------------       -------      -------
Increase (Decrease) in Net Assets .............     40,425,343       54,689,697        11,217       16,226
Net Assets -- Beginning of Period .............    163,430,481      108,740,784        67,070       50,844
                                                 -------------     ------------       -------      -------
Net Assets -- End of Period ...................  $ 203,855,824     $163,430,481       $78,287      $67,070
                                                 =============     ============       =======      =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             71               33            --            2
 Redeemed .....................................            (25)              (6)           (2)          --
                                                 -------------     ------------       -------      -------
 Net Increase (Decrease) ......................             46               27            (2)           2
                                                 -------------     ------------       -------      -------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            486              594            --           --
 Redeemed .....................................           (397)            (425)           --           --
                                                 -------------     ------------       -------      -------
 Net Increase (Decrease) ......................             88              169            --           --
                                                 -------------     ------------       -------      -------



                                                           EQ/Capital                    EQ/Capital Guardian
                                                         Guardian Growth                    International
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $     (367)      $   (7,260)      $   30,526       $   15,513
 Net realized gain (loss) on investments ......      (72,285)        (130,523)          12,771          (29,722)
 Change in unrealized appreciation
  (depreciation) on investments ...............      159,336          514,584          369,771          602,982
                                                  ----------       ----------       ----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................       86,684          376,801          413,068          588,773
                                                  ----------       ----------       ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      135,868          299,660          253,598          309,473
  Transfers between funds and guaranteed
   interest account, net ......................     (124,194)          47,522          517,397          464,221
  Transfers for contract benefits and
   terminations ...............................      (59,640)         (21,857)         (60,785)          (8,532)
  Contract maintenance charges ................     (113,195)        (121,099)        (114,950)         (90,466)
                                                  ----------       ----------       ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................     (161,161)         204,226          595,260          674,696
                                                  ----------       ----------       ----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       10,761            9,746           17,233           10,998
                                                  ----------       ----------       ----------       ----------
Increase (Decrease) in Net Assets .............      (63,716)         590,773        1,025,561        1,274,467
Net Assets -- Beginning of Period .............    2,024,277        1,433,504        2,672,085        1,397,618
                                                  ----------       ----------       ----------       ----------
Net Assets -- End of Period ...................   $1,960,561       $2,024,277       $3,697,646       $2,672,085
                                                  ==========       ==========       ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --               --                3                1
 Redeemed .....................................           --               --               (1)              --
                                                  ----------       ----------       ----------       ----------
 Net Increase (Decrease) ......................           --               --                2                1
                                                  ----------       ----------       ----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            2                7                9                9
 Redeemed .....................................           (4)              (4)              (4)              (2)
                                                  ----------       ----------       ----------       ----------
 Net Increase (Decrease) ......................           (2)               3                5                7
                                                  ----------       ----------       ----------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/Capital Guardian                EQ/Capital Guardian
                                                            Research                          U.S. Equity
                                                --------------------------------- -----------------------------------
                                                       2004             2003             2004              2003
                                                ----------------- --------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   102,117      $    (36,452)    $    (4,425)      $   (61,949)
 Net realized gain (loss) on investments ......     3,549,630           (51,548)      2,596,068          (331,165)
 Change in unrealized appreciation
  (depreciation) on investments ...............     4,147,455        17,301,615       2,283,370        11,128,907
                                                  -----------      ------------     -----------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     7,799,202        17,213,615       4,875,013        10,735,793
                                                  -----------      ------------     -----------       -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    10,304,416        12,355,158       8,906,162         6,004,649
  Transfers between funds and guaranteed
   interest account, net ......................    (1,380,960)        1,706,276       4,535,486        11,285,265
  Transfers for contract benefits and
   terminations ...............................    (5,307,411)       (3,274,480)     (2,902,146)       (1,013,193)
  Contract maintenance charges ................    (4,697,028)       (4,697,519)     (2,629,220)       (1,782,365)
                                                  -----------      ------------     -----------       -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (1,080,983)        6,089,435       7,910,282        14,494,356
                                                  -----------      ------------     -----------       -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        36,139          (242,723)         48,121            50,563
                                                  -----------      ------------     -----------       -----------
Increase (Decrease) in Net Assets .............     6,754,358        23,060,327      12,833,416        25,280,712
Net Assets -- Beginning of Period .............    76,054,591        52,994,264      49,708,842        24,428,130
                                                  -----------      ------------     -----------       -----------
Net Assets -- End of Period ...................   $82,808,949      $ 76,054,591     $62,542,258       $49,708,842
                                                  ===========      ============     ===========       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             3                 1              21                10
 Redeemed .....................................            (1)               --              (5)               (1)
                                                  -----------      ------------     -----------       -----------
 Net Increase (Decrease) ......................             2                 1              16                 9
                                                  -----------      ------------     -----------       -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           228               272             230               278
 Redeemed .....................................          (239)             (209)           (181)             (136)
                                                  -----------      ------------     -----------       -----------
 Net Increase (Decrease) ......................           (11)               63              49               142
                                                  -----------      ------------     -----------       -----------



                                                        EQ/Emerging Markets           EQ/Enterprise     EQ/Enterprise
                                                               Equity                   Equity (e)    Equity Income (e)
                                                ------------------------------------ --------------- ------------------
                                                       2004               2003             2004             2004
                                                ------------------ ----------------- --------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................    $   190,136       $   179,316         $   --           $   208
 Net realized gain (loss) on investments ......      4,077,352        (1,422,158)            --                47
 Change in unrealized appreciation
  (depreciation) on investments ...............     13,942,402        23,947,240             95               259
                                                   -----------       -----------         ------           -------
 Net increase (decrease) in net assets from
  operations ..................................     18,209,890        22,704,398             95               514
                                                   -----------       -----------         ------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     11,898,658         8,661,941            485            12,403
  Transfers between funds and guaranteed
   interest account, net ......................     14,173,982         4,775,272          8,287            29,606
  Transfers for contract benefits and
   terminations ...............................     (5,811,629)       (2,567,038)            --                --
  Contract maintenance charges ................     (4,290,000)       (3,368,524)           (44)             (857)
                                                   -----------       -----------         ------           -------
Net increase (decrease) in net assets from
 contractowners transactions ..................     15,971,011         7,501,651          8,728            41,152
                                                   -----------       -----------         ------           -------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         35,213            24,721             --                --
                                                   -----------       -----------         ------           -------
Increase (Decrease) in Net Assets .............     34,216,114        30,230,770          8,823            41,666
Net Assets -- Beginning of Period .............     71,252,511        41,021,741             --                --
                                                   -----------       -----------         ------           -------
Net Assets -- End of Period ...................    $105,468,625      $71,252,511         $8,823           $41,666
                                                   ============      ===========         ======           =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             20                 6             --                --
 Redeemed .....................................             (4)               (1)            --                --
                                                   -----------       -----------         ------           -------
 Net Increase (Decrease) ......................             16                 5             --                --
                                                   -----------       -----------         ------           -------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            522               792             --                --
 Redeemed .....................................           (399)             (720)            --                --
                                                   -----------       -----------         ------           -------
 Net Increase (Decrease) ......................            123                72             --                --
                                                   -----------       -----------         ------           -------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         EQ/Enterprise
                                                 EQ/Enterprise       EQ/Enterprise       Small Company
                                                   Growth (e)    Growth and Income (e)     Growth (e)
                                                --------------- ----------------------- ---------------
                                                      2004                2004                2004
                                                --------------- ----------------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................     $    2              $   20              $   --
 Net realized gain (loss) on investments ......         --                  --                   1
 Change in unrealized appreciation
  (depreciation) on investments ...............         62                  63                  98
                                                    ------              ------              ------
 Net increase (decrease) in net assets from
  operations ..................................         64                  83                  99
                                                    ------              ------              ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......        254               2,121                 579
  Transfers between funds and guaranteed
   interest account, net ......................      2,747               3,782               3,201
  Transfers for contract benefits and
   terminations ...............................         --                  --                  --
  Contract maintenance charges ................        (73)               (181)                (96)
                                                    ------              ------              ------
Net increase (decrease) in net assets from
 contractowners transactions ..................      2,928               5,722               3,684
                                                    ------              ------              ------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         --                  --                  --
                                                    ------              ------              ------
Increase (Decrease) in Net Assets .............      2,992               5,805               3,783
Net Assets -- Beginning of Period .............         --                  --                  --
                                                    ------              ------              ------
Net Assets -- End of Period ...................     $2,992              $5,805              $3,783
                                                    ======              ======              ======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................         --                  --                  --
 Redeemed .....................................         --                  --                  --
                                                    ------              ------              ------
 Net Increase (Decrease) ......................         --                  --                  --
                                                    ------              ------              ------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................         --                  --                  --
 Redeemed .....................................         --                  --                  --
                                                    ------              ------              ------
 Net Increase (Decrease) ......................         --                  --                  --
                                                    ------              ------              ------



                                                 EQ/Enterprise
                                                 Small Company              EQ/Equity                     EQ/Evergreen
                                                   Value (e)                500 Index                         Omega
                                                --------------- --------------------------------- -----------------------------
                                                      2004            2004             2003             2004           2003
                                                --------------- ---------------- ---------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................    $    119      $   7,944,568    $   5,896,303     $   (14,971)   $  (18,089)
 Net realized gain (loss) on investments ......       2,502         (3,696,894)     (13,382,753)        295,602        72,805
 Change in unrealized appreciation
  (depreciation) on investments ...............       2,357         61,540,522      149,731,680         262,850     1,133,755
                                                   --------      -------------    -------------     -----------    ----------
 Net increase (decrease) in net assets from
  operations ..................................       4,978         65,788,196      142,245,230         543,481     1,188,471
                                                   --------      -------------    -------------     -----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......       8,346         81,153,908       89,362,078       1,220,583       713,720
  Transfers between funds and guaranteed
   interest account, net ......................     126,358         (8,819,602)       8,927,806       1,837,982     3,694,469
  Transfers for contract benefits and
   terminations ...............................          --        (47,526,869)     (36,991,309)       (343,786)     (153,183)
  Contract maintenance charges ................      (1,924)       (38,705,417)     (39,153,766)       (413,940)     (233,712)
                                                   --------      -------------    -------------     -----------    ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................     132,780        (13,897,980)      22,144,809       2,300,839     4,021,294
                                                   --------      -------------    -------------     -----------    ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................          --             35,430          139,875          34,568        18,089
                                                   --------      -------------    -------------     -----------    ----------
Increase (Decrease) in Net Assets .............     137,758         51,925,646      164,250,164       2,878,888     5,227,854
Net Assets -- Beginning of Period .............          --        671,051,987      506,801,823       7,206,587     1,978,733
                                                   --------      -------------    -------------     -----------    ----------
Net Assets -- End of Period ...................    $137,758      $ 722,977,633    $ 671,051,987     $10,085,475    $7,206,587
                                                   ========      =============    =============     ===========    ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................          --                568              650              --            --
 Redeemed .....................................          --               (636)            (616)             --            --
                                                   --------      -------------    -------------     -----------    ----------
 Net Increase (Decrease) ......................          --                (68)              34              --            --
                                                   --------      -------------    -------------     -----------    ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           1                328              415             120           117
 Redeemed .....................................          --               (266)            (231)            (93)          (60)
                                                   --------      -------------    -------------     -----------    ----------
 Net Increase (Decrease) ......................           1                 62              184              27            57
                                                   --------      -------------    -------------     -----------    ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/FI Small/Mid
                                                           EQ/FI Mid Cap                         Cap Value
                                                ----------------------------------- -----------------------------------
                                                       2004              2003             2004              2003
                                                ----------------- ----------------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $ 1,594,868       $  (239,968)     $   3,943,609     $   (190,689)
 Net realized gain (loss) on investments ......     7,747,054           677,627         16,642,151         (841,789)
 Change in unrealized appreciation
  (depreciation) on investments ...............     3,132,345        17,157,921         11,003,613       43,232,206
                                                  -----------       -----------      -------------     ------------
 Net increase (decrease) in net assets from
  operations ..................................    12,474,267        17,595,580         31,589,373       42,199,728
                                                  -----------       -----------      -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    14,807,666        10,727,041         30,045,187       30,258,695
  Transfers between funds and guaranteed
   interest account, net ......................     7,708,529        16,388,381          4,268,398        2,190,727
  Transfers for contract benefits and
   terminations ...............................    (4,102,021)       (1,916,288)       (11,556,316)      (7,618,780)
  Contract maintenance charges ................    (4,566,613)       (3,166,061)       (11,177,134)     (10,443,638)
                                                  -----------       -----------      -------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    13,847,561        22,033,073         11,580,135       14,387,004
                                                  -----------       -----------      -------------     ------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        46,020            32,469             24,031           32,074
                                                  -----------       -----------      -------------     ------------
Increase (Decrease) in Net Assets .............    26,367,848        39,661,122         43,193,539       56,618,806
Net Assets -- Beginning of Period .............    69,805,382        30,144,260        175,191,736      118,572,930
                                                  -----------       -----------      -------------     ------------
Net Assets -- End of Period ...................   $96,173,230       $69,805,382      $ 218,385,275     $175,191,736
                                                  ===========       ===========      =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            35                21                 38               28
 Redeemed .....................................            (9)               (3)               (11)              (7)
                                                  -----------       -----------      -------------     ------------
 Net Increase (Decrease) ......................            26                18                 27               22
                                                  -----------       -----------      -------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           475               487                525              581
 Redeemed .....................................          (381)             (247)              (469)            (467)
                                                  -----------       -----------      -------------     ------------
 Net Increase (Decrease) ......................            94               240                 56              115
                                                  -----------       -----------      -------------     ------------



                                                         EQ/J.P. Morgan                       EQ/Janus
                                                            Core Bond                     Large Cap Growth
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                --------------- ----------------- --------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   609,515      $   351,703       $   (57,949)    $   (98,193)
 Net realized gain (loss) on investments ......      129,857          116,974           510,134      (2,023,242)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (231,678)        (139,010)        2,080,218       6,526,985
                                                 -----------      -----------       -----------     -----------
 Net increase (decrease) in net assets from
  operations ..................................      507,694          329,667         2,532,403       4,405,550
                                                 -----------      -----------       -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    4,253,287        2,376,882         5,070,286       5,785,594
  Transfers between funds and guaranteed
   interest account, net ......................    1,460,710       (1,458,481)       (1,399,685)     (1,988,997)
  Transfers for contract benefits and
   terminations ...............................     (769,293)        (240,426)       (2,051,024)       (628,173)
  Contract maintenance charges ................   (1,056,254)        (649,621)       (1,680,723)     (1,757,926)
                                                 -----------      -----------       -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    3,888,450           28,354           (61,146)      1,410,498
                                                 -----------      -----------       -----------     -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       21,996           14,615            39,247          42,596
                                                 -----------      -----------       -----------     -----------
Increase (Decrease) in Net Assets .............    4,418,140          372,636         2,510,504       5,858,644
Net Assets -- Beginning of Period .............   12,488,347       12,115,711        21,825,392      15,966,748
                                                 -----------      -----------       -----------     -----------
Net Assets -- End of Period ...................  $16,906,487      $12,488,347       $24,335,896     $21,825,392
                                                 ===========      ===========       ===========     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           45               25                 1               1
 Redeemed .....................................          (14)              (6)               --              (1)
                                                 -----------      -----------       -----------     -----------
 Net Increase (Decrease) ......................           31               19                 1              --
                                                 -----------      -----------       -----------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           30               47               285             233
 Redeemed .....................................          (26)             (62)             (285)           (203)
                                                 -----------      -----------       -----------     -----------
 Net Increase (Decrease) ......................            4              (15)               --              30
                                                 -----------      -----------       -----------     -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/JP Morgan                       EQ/Lazard
                                                        Value Opportunities                Small Cap Value
                                                  ------------------------------- ----------------------------------
                                                        2004            2003             2004             2003
                                                  --------------- --------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    260,324    $    258,390     $   745,572       $   19,087
 Net realized gain (loss) on investments ........       379,250        (966,987)        794,473          (13,028)
 Change in unrealized appreciation
  (depreciation) on investments .................     2,628,929       7,654,314         206,402        1,164,092
                                                   ------------    ------------     -----------       ----------
 Net increase (decrease) in net assets from
  operations ....................................     3,268,503       6,945,717       1,746,447        1,170,151
                                                   ------------    ------------     -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,126,556       5,371,918       3,165,143        1,184,268
  Transfers between funds and guaranteed
   interest account, net ........................    (2,456,273)     (1,476,950)      8,312,298          528,306
  Transfers for contract benefits and
   terminations .................................    (2,989,648)     (1,887,890)       (256,222)        (366,463)
  Contract maintenance charges ..................    (1,947,385)     (2,083,094)       (646,010)        (219,339)
                                                   ------------    ------------     -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (2,266,750)        (76,016)     10,575,209        1,126,772
                                                   ------------    ------------     -----------       ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        65,835          57,877          24,104           13,411
                                                   ------------    ------------     -----------       ----------
Increase (Decrease) in Net Assets ...............     1,067,588       6,927,578      12,345,760        2,310,334
Net Assets -- Beginning of Period ...............    33,350,618      26,423,040       4,751,897        2,441,563
                                                   ------------    ------------     -----------       ----------
Net Assets -- End of Period .....................  $ 34,418,206    $ 33,350,618     $17,097,657       $4,751,897
                                                   ============    ============     ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            --              --              24               11
 Redeemed .......................................            --              --              (5)              (2)
                                                   ------------    ------------     -----------       ----------
 Net Increase (Decrease) ........................            --              --              19                9
                                                   ------------    ------------     -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           120             117              61                9
 Redeemed .......................................          (138)           (116)            (16)              (9)
                                                   ------------    ------------     -----------       ----------
 Net Increase (Decrease) ........................           (18)              1              45               --
                                                   ------------    ------------     -----------       ----------



                                                             EQ/Marsico                          EQ/Mercury
                                                                Focus                        Basic Value Equity
                                                  --------------------------------- -------------------------------------
                                                        2004             2003              2004               2003
                                                  --------------- ----------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (376,557)    $  (232,688)      $  2,927,681        $    72,224
 Net realized gain (loss) on investments ........     3,323,999         (67,734)         8,160,622         (1,723,662)
 Change in unrealized appreciation
  (depreciation) on investments .................     5,043,614      12,439,522          6,139,148         38,812,253
                                                   ------------     -----------       ------------       ------------
 Net increase (decrease) in net assets from
  operations ....................................     7,991,056      12,391,100         17,227,451         37,160,815
                                                   ------------     -----------       ------------       ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    15,803,153      10,937,373         25,898,940         23,904,689
  Transfers between funds and guaranteed
   interest account, net ........................     5,763,952      29,226,075          6,819,522          5,682,382
  Transfers for contract benefits and
   terminations .................................    (5,069,466)     (1,427,299)       (12,188,694)        (8,369,158)
  Contract maintenance charges ..................    (4,674,987)     (3,204,249)        (9,602,016)        (8,708,469)
                                                   ------------     -----------       ------------       ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    11,822,652      35,531,900         10,927,752         12,509,444
                                                   ------------     -----------       ------------       ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        41,277        (217,477)            18,297             23,850
                                                   ------------     -----------       ------------       ------------
Increase (Decrease) in Net Assets ...............    19,854,985      47,705,523         28,173,500         49,694,109
Net Assets -- Beginning of Period ...............    69,247,090      21,541,567        162,967,063        113,272,954
                                                   ------------     -----------       ------------        -----------
Net Assets -- End of Period .....................  $ 89,102,075     $69,247,090       $191,140,563       $162,967,063
                                                   ============     ===========       ============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            52              36                 33                 17
 Redeemed .......................................           (13)             (8)                (8)                (3)
                                                   ------------     -----------       ------------       ------------
 Net Increase (Decrease) ........................            39              28                 25                 14
                                                   ------------     -----------       ------------       ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           292             435                343                373
 Redeemed .......................................          (238)           (125)              (304)              (303)
                                                   ------------     -----------       ------------       ------------
 Net Increase (Decrease) ........................            54             310                 39                 70
                                                   ------------     -----------       ------------       ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Mercury                         EQ/MFS Emerging
                                                        International Value                    Growth Companies
                                                ------------------------------------ -------------------------------------
                                                       2004               2003              2004               2003
                                                ------------------ ----------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $  1,116,398       $ 1,351,299       $   (881,785)      $   (809,076)
 Net realized gain (loss) on investments ......      1,937,094          (988,834)       (11,495,056)       (17,387,668)
 Change in unrealized appreciation
  (depreciation) on investments ...............     16,106,975        18,373,517         31,243,426         55,299,579
                                                  ------------       -----------       ------------       ------------
 Net increase (decrease) in net assets from
  operations ..................................     19,160,467        18,735,982         18,866,585         37,102,835
                                                  ------------       -----------       ------------       ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     14,433,973        14,957,683         26,949,789         32,311,048
  Transfers between funds and guaranteed
   interest account, net ......................      8,562,809         1,814,206        (15,684,499)       (12,577,710)
  Transfers for contract benefits and
   terminations ...............................     (7,722,532)       (5,180,724)       (11,705,467)        (8,753,007)
  Contract maintenance charges ................     (5,058,479)       (4,810,257)       (12,957,991)       (14,064,675)
                                                  ------------       -----------       ------------       ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................     10,215,771         6,780,908        (13,398,168)        (3,084,344)
                                                  ------------       -----------       ------------       ------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         36,131            26,646             35,250             30,935
                                                  ------------       -----------       ------------       ------------
Increase (Decrease) in Net Assets .............     29,412,369        25,543,536          5,503,667         34,049,426
Net Assets -- Beginning of Period .............     85,709,856        60,166,320        166,162,767        132,113,341
                                                  ------------       -----------       ------------       ------------
Net Assets -- End of Period ...................   $115,122,225       $85,709,856       $171,666,434       $166,162,767
                                                  ============       ===========       ============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             25                19                 10                  7
 Redeemed .....................................             (6)               (4)                (3)                (1)
                                                  ------------       -----------       ------------       ------------
 Net Increase (Decrease) ......................             19                15                  7                  6
                                                  ------------       -----------       ------------       ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            308               444                355                466
 Redeemed .....................................           (242)             (378)              (473)              (416)
                                                  ------------       -----------       ------------       ------------
 Net Increase (Decrease) ......................             66                66               (118)                50
                                                  ------------       -----------       ------------       ------------



                                                        EQ/MFS Investors
                                                              Trust                        EQ/Money Market
                                                --------------------------------- ----------------------------------
                                                       2004             2003            2004              2003
                                                ----------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $     1,370       $    11,292    $   1,675,306    $     1,340,149
 Net realized gain (loss) on investments ......       347,651          (204,383)        (632,791)        (1,217,067)
 Change in unrealized appreciation
  (depreciation) on investments ...............       789,302         1,858,590          746,150          1,228,788
                                                  -----------       -----------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................     1,138,323         1,665,499        1,788,665          1,351,870
                                                  -----------       -----------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     1,413,250         1,432,190      129,595,505        180,305,436
  Transfers between funds and guaranteed
   interest account, net ......................      (226,370)        1,879,964      (99,406,617)      (130,290,540)
  Transfers for contract benefits and
   terminations ...............................    (1,115,981)         (493,400)     (68,377,960)       (98,990,530)
  Contract maintenance charges ................      (553,566)         (529,678)     (31,546,510)       (37,667,392)
                                                  -----------       -----------    -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions ..................      (482,667)        2,289,076      (69,735,582)       (86,643,026)
                                                  -----------       -----------    -------------    ---------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        47,454            43,143           35,057             43,975
                                                  -----------       -----------    -------------    ---------------
Increase (Decrease) in Net Assets .............       703,110         3,997,718      (67,911,860)       (85,247,181)
Net Assets -- Beginning of Period .............    10,476,994         6,479,276      388,025,825        473,273,006
                                                  -----------       -----------    -------------    ---------------
Net Assets -- End of Period ...................   $11,180,104       $10,476,994    $ 320,113,965    $   388,025,825
                                                  ===========       ===========    =============    ===============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            --                --            2,680              3,238
 Redeemed .....................................            --                --           (2,961)            (3,568)
                                                  -----------       -----------    -------------    ---------------
 Net Increase (Decrease) ......................            --                --              281               (330)
                                                  -----------       -----------    -------------    ---------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            79               109              377                620
 Redeemed .....................................           (84)              (77)            (488)              (833)
                                                  -----------       -----------    -------------    ---------------
 Net Increase (Decrease) ......................              (5)             32             (111)              (213)
                                                  --------------    -----------    -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                             Fidelity VIP
                                                              EQ/Small                      Asset Manager:
                                                            Company Index                     Growth (b)
                                                  --------------------------------- -------------------------------
                                                        2004             2003            2004            2003
                                                  --------------- ----------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    482,599     $    21,662       $   27,379     $       --
 Net realized gain (loss) on investments ........     1,341,175         259,217           95,655          5,903
 Change in unrealized appreciation
  (depreciation) on investments .................     1,541,998         839,581          (46,761)       102,299
                                                   ------------     -----------       ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................     3,365,772       1,120,461           76,273        108,202
                                                   ------------     -----------       ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     3,840,796       1,068,379          217,684          2,114
  Transfers between funds and guaranteed
   interest account, net ........................     9,757,119       8,120,640          (39,438)     1,062,956
  Transfers for contract benefits and
   terminations .................................      (682,814)        (91,063)          (5,774)            --
  Contract maintenance charges ..................    (1,048,903)       (198,543)         (36,248)        (9,899)
                                                   ------------     -----------       ----------     ----------
Net increase (decrease) in net assets
 from contractowners transactions ...............    11,866,198       8,899,413          136,224      1,055,171
                                                   ------------     -----------       ----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        62,635          15,113               --             --
                                                   ------------     -----------       ----------     ----------
Increase (Decrease) in Net Assets ...............    15,294,605      10,034,987          212,497      1,163,373
Net Assets -- Beginning of Period ...............    10,738,321         703,334        1,163,373             --
                                                   ------------     -----------       ----------     ----------
Net Assets -- End of Period .....................  $ 26,032,926     $10,738,321       $1,375,870     $1,163,373
                                                   ============     ===========       ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           185             124               --             --
 Redeemed .......................................          (122)            (73)              --             --
                                                   ------------     -----------       ----------     ----------
 Net Increase (Decrease) ........................            63              51               --             --
                                                   ------------     -----------       ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            36              22               13             11
 Redeemed .......................................           (18)             (4)             (12)            (1)
                                                   ------------     -----------       ----------     ----------
 Net Increase (Decrease) ........................            18              18                1             10
                                                   ------------     -----------       ----------     ----------



                                                           Fidelity VIP                    Fidelity VIP
                                                          Contrafund (b)                 Equity-Income (b)
                                                  ------------------------------- -------------------------------
                                                       2004            2003            2004            2003
                                                  -------------- ---------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $    6,220     $       --       $   48,260     $       --
 Net realized gain (loss) on investments ........      283,230         13,868          156,282         65,954
 Change in unrealized appreciation
  (depreciation) on investments .................      564,446        315,370          191,199        311,516
                                                    ----------     ----------       ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................      853,896        329,238          395,741        377,470
                                                    ----------     ----------       ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      560,581         51,912          409,777         36,491
  Transfers between funds and guaranteed
   interest account, net ........................    4,811,441      2,544,173        1,859,978      2,155,897
  Transfers for contract benefits and
   terminations .................................     (415,159)            --         (187,131)            --
  Contract maintenance charges ..................     (137,102)       (19,677)         (86,757)       (19,889)
                                                    ----------     ----------       ----------     ----------
Net increase (decrease) in net assets
 from contractowners transactions ...............    4,819,761      2,576,408        1,995,867      2,172,499
                                                    ----------     ----------       ----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........           --             --               --             --
                                                    ----------     ----------       ----------     ----------
Increase (Decrease) in Net Assets ...............    5,673,657      2,905,646        2,391,608      2,549,969
Net Assets -- Beginning of Period ...............    2,905,646             --        2,549,969             --
                                                    ----------     ----------       ----------     ----------
Net Assets -- End of Period .....................   $8,579,303     $2,905,646       $4,941,577     $2,549,969
                                                    ==========     ==========       ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           --             --               --             --
 Redeemed .......................................           --             --               --             --
                                                    ----------     ----------       ----------     ----------
 Net Increase (Decrease) ........................           --             --               --             --
                                                    ----------     ----------       ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           70             25               31             24
 Redeemed .......................................          (34)            (2)             (17)            (4)
                                                    ----------     ----------       ----------     ----------
 Net Increase (Decrease) ........................           36             23               14             20
                                                    ----------     ----------       ----------     ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          Fidelity VIP                     Fidelity VIP
                                                       Growth & Income (b)                High Income (b)
                                                --------------------------------- -------------------------------
                                                      2004             2003            2004            2003
                                                ---------------- ---------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   12,425       $       --       $  149,283     $       --
 Net realized gain (loss) on investments ......       50,336           10,891            1,165          5,913
 Change in unrealized appreciation
  (depreciation) on investments ...............       45,273          132,444           (1,488)       113,927
                                                  ----------       ----------       ----------     ----------
 Net increase (decrease) in net assets from
  operations ..................................      108,034          143,335          148,960        119,840
                                                  ----------       ----------       ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      155,156           31,645          319,961         40,013
  Transfers between funds and guaranteed
   interest account, net ......................      162,617        1,527,683          308,749      2,324,923
  Transfers for contract benefits and
   terminations ...............................       (7,565)              --         (229,826)            --
  Contract maintenance charges ................      (43,336)         (13,856)         (68,365)       (14,715)
                                                  ----------       ----------       ----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................      266,872        1,545,472          330,519      2,350,221
                                                  ----------       ----------       ----------     ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................           --               --               --             --
                                                  ----------       ----------       ----------     ----------
Increase (Decrease) in Net Assets .............      374,906        1,688,806          479,479      2,470,061
Net Assets -- Beginning of Period .............    1,688,806               --        2,470,061             --
                                                  ----------       ----------       ----------     ----------
Net Assets -- End of Period ...................   $2,063,712       $1,688,806       $2,949,540     $2,470,061
                                                  ==========       ==========       ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --               --               --             --
 Redeemed .....................................           --               --               --             --
                                                  ----------       ----------       ----------     ----------
 Net Increase (Decrease) ......................           --               --               --             --
                                                  ----------       ----------       ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            9               16               31             29
 Redeemed .....................................           (6)              (2)             (29)            (7)
                                                  ----------       ----------       ----------     ----------
 Net Increase (Decrease) ......................            3               14                2             22
                                                  ----------       ----------       ----------     ----------



                                                        Fidelity VIP                   Fidelity VIP
                                                 Investment Grade Bond (b)             Mid Cap (b)
                                                ---------------------------- --------------------------------
                                                     2004           2003           2004            2003
                                                -------------- ------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $  222,378    $       --     $        --     $       --
 Net realized gain (loss) on investments ......       (9,373)      (29,542)        241,496          7,198
 Change in unrealized appreciation
  (depreciation) on investments ...............      (27,955)       81,467         976,379        166,833
                                                  ----------    ----------     -----------     ----------
 Net increase (decrease) in net assets from
  operations ..................................      185,050        51,925       1,217,875        174,031
                                                  ----------    ----------     -----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      376,290        47,192         821,600         47,173
  Transfers between funds and guaranteed
   interest account, net ......................    2,587,920     3,629,163       7,742,112      1,482,466
  Transfers for contract benefits and
   terminations ...............................     (322,342)           --        (303,902)            --
  Contract maintenance charges ................      (99,877)      (47,690)       (134,969)       (11,055)
                                                  ----------    ----------     -----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    2,541,991     3,628,665       8,124,841      1,518,584
                                                  ----------    ----------     -----------     ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................           --            --              --             --
                                                  ----------    ----------     -----------     ----------
Increase (Decrease) in Net Assets .............    2,727,041     3,680,589       9,342,716      1,692,615
Net Assets -- Beginning of Period .............    3,680,589            --       1,692,615             --
                                                  ----------    ----------     -----------     ----------
Net Assets -- End of Period ...................   $6,407,630    $3,680,589     $11,035,331     $1,692,615
                                                  ==========    ==========     ===========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --            --              --             --
 Redeemed .....................................           --            --              --             --
                                                  ----------    ----------     -----------     ----------
 Net Increase (Decrease) ......................           --            --              --             --
                                                  ----------    ----------     -----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           62            80              77             16
 Redeemed .....................................          (38)           44             (28)            (4)
                                                  ----------    ----------     -----------     ----------
 Net Increase (Decrease) ......................           24            36              49             12
                                                  ----------    ----------     -----------     ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        Fidelity VIP                    Fidelity VIP
                                                          Value (b)                 Value Strategies (b)
                                                ----------------------------- ---------------------------------
                                                     2004           2003            2004             2003
                                                -------------- -------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   13,422     $  2,589       $    6,685       $   12,099
 Net realized gain (loss) on investments ......       47,279        9,875          119,521           17,746
 Change in unrealized appreciation
  (depreciation) on investments ...............       54,957       52,233          122,080          107,545
                                                  ----------     --------       ----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................      115,658       64,697          248,286          137,390
                                                  ----------     --------       ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      226,817       22,350          602,652           46,476
  Transfers between funds and guaranteed
   interest account, net ......................      457,373      776,775         (150,525)       2,383,796
  Transfers for contract benefits and
   terminations ...............................     (150,075)          --         (280,341)              --
  Contract maintenance charges ................      (39,319)      (6,234)        (121,584)         (18,891)
                                                  ----------     --------       ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................      494,796      792,891           50,201        2,411,381
                                                  ----------     --------       ----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................           --           --               --               --
                                                  ----------     --------       ----------       ----------
Increase (Decrease) in Net Assets .............      610,454      857,588          298,487        2,548,771
Net Assets -- Beginning of Period .............      857,588           --        2,548,771               --
                                                  ----------     --------       ----------       ----------
Net Assets -- End of Period ...................   $1,468,042     $857,588       $2,847,258       $2,548,771
                                                  ==========     ========       ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --           --               --               --
 Redeemed .....................................           --           --               --               --
                                                  ----------     --------       ----------       ----------
 Net Increase (Decrease) ......................           --           --               --               --
                                                  ----------     --------       ----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           18            8               29               20
 Redeemed .....................................          (15)          (1)             (30)              (3)
                                                  ----------     --------       ----------       ----------
 Net Increase (Decrease) ......................            3            7               (1)              17
                                                  ----------     --------       ----------       ----------



                                                     Laudus Rosenberg VIT              MFS Mid Cap
                                                 Value Long/Short Equity (b)             Growth
                                                ------------------------------ ---------------------------
                                                      2004           2003          2004          2003
                                                --------------- -------------- ------------ --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   (19,911)    $   (6,974)   $    (903)    $   (352)
 Net realized gain (loss) on investments ......        68,540        (37,493)       5,696        2,185
 Change in unrealized appreciation
  (depreciation) on investments ...............       324,771        (15,109)      13,663       15,800
                                                  -----------     ----------    ---------     --------
 Net increase (decrease) in net assets from
  operations ..................................       373,400        (59,576)      18,456       17,633
                                                  -----------     ----------    ---------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......       497,952        155,350       48,007       87,467
  Transfers between funds and guaranteed
   interest account, net ......................     2,865,281      1,296,141        6,342       23,629
  Transfers for contract benefits and
   terminations ...............................       (49,966)        (1,213)      (6,818)          (4)
  Contract maintenance charges ................      (178,651)       (57,442)     (19,373)      (9,060)
                                                  -----------     ----------    ---------     --------
Net increase (decrease) in net assets from
 contractowners transactions ..................     3,134,616      1,392,836       28,157      102,033
                                                  -----------     ----------    ---------     --------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        17,807      6,754,282          903          352
                                                  -----------     ----------    ---------     --------
Increase (Decrease) in Net Assets .............     3,525,823      8,087,542       47,516      120,018
Net Assets -- Beginning of Period .............     8,087,542             --      120,434          416
                                                  -----------     ----------    ---------     --------
Net Assets -- End of Period ...................   $11,613,365     $8,087,542    $ 167,950     $120,434
                                                  ===========     ==========    =========     ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            --             --           --            1
 Redeemed .....................................            --             --           --           --
                                                  -----------     ----------    ---------     --------
 Net Increase (Decrease) ......................            --             --           --            1
                                                  -----------     ----------    ---------     --------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           195            140           --           --
 Redeemed .....................................          (163)          (126)          --           --
                                                  -----------     ----------    ---------     --------
 Net Increase (Decrease) ......................            32             14           --           --
                                                  -----------     ----------    ---------     --------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                        PEA Renaissance             PIMCO Total Return
                                                ------------------------------- --------------------------
                                                      2004            2003          2004         2003
                                                --------------- --------------- ----------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  1,009,635     $    80,922    $   6,797    $  4,739
 Net realized gain (loss) on investments ......     1,183,895         203,451          124         472
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,119,551       1,537,368        2,160        (251)
                                                 ------------     -----------    ---------    --------
 Net increase (decrease) in net assets from
  operations ..................................     3,313,081       1,821,741        9,081       4,960
                                                 ------------     -----------    ---------    --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     4,310,291         981,970       84,690     151,600
  Transfers between funds and guaranteed
   interest account, net ......................     9,766,407       8,531,262       (1,965)     (5,256)
  Transfers for contract benefits and
   terminations ...............................      (726,856)        (24,176)     (14,744)        (25)
  Contract maintenance charges ................    (1,092,634)       (189,818)     (39,462)    (20,175)
                                                 ------------     -----------    ---------    --------
Net increase (decrease) in net assets from
 contractowners transactions ..................    12,257,208       9,299,240       28,519     126,144
                                                 ------------     -----------    ---------    --------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        45,815           7,119        1,094         583
                                                 ------------     -----------    ---------    --------
Increase (Decrease) in Net Assets .............    15,616,104      11,128,100       38,694     131,686
Net Assets -- Beginning of Period .............    11,148,733          20,633      163,483      31,797
                                                 ------------     -----------    ---------    --------
Net Assets -- End of Period ...................  $ 26,764,837     $11,148,733    $ 202,177    $163,483
                                                 ============     ===========    =========    ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           132              75            1           2
 Redeemed .....................................           (62)            (11)          --          (1)
                                                 ------------     -----------    ---------    --------
 Net Increase (Decrease) ......................            70              65            1           1
                                                 ------------     -----------    ---------    --------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            --              --           --          --
 Redeemed .....................................            --              --           --          --
                                                 ------------     -----------    ---------    --------
 Net Increase (Decrease) ......................            --              --           --          --
                                                 ------------     -----------    ---------    --------



                                                                                         Vanguard VIF
                                                  U.S. Real Estate -- Class I            Equity Index
                                                ------------------------------- -------------------------------
                                                      2004            2003            2004            2003
                                                --------------- --------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    421,015     $    (6,747)     $  33,396       $    500
 Net realized gain (loss) on investments ......     2,738,298         120,772         55,765         12,522
 Change in unrealized appreciation
  (depreciation) on investments ...............     6,116,678       1,766,713         56,642        110,222
                                                 ------------     -----------     ----------       --------
 Net increase (decrease) in net assets from
  operations ..................................     9,275,991       1,880,738        145,803        123,244
                                                 ------------     -----------     ----------       --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     5,530,353       1,928,653        585,558        537,994
  Transfers between funds and guaranteed
   interest account, net ......................    25,242,365       7,925,696        604,056        226,388
  Transfers for contract benefits and
   terminations ...............................      (889,977)        (26,380)        (5,695)           (11)
  Contract maintenance charges ................    (1,152,980)       (266,153)      (144,665)       (69,395)
                                                 ------------     -----------     ----------       --------
Net increase (decrease) in net assets from
 contractowners transactions ..................    28,729,761       9,561,817      1,039,254        694,976
                                                 ------------     -----------     ----------       --------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        41,942           6,394          7,528          2,429
                                                 ------------     -----------     ----------       --------
Increase (Decrease) in Net Assets .............    38,047,694      11,448,949      1,192,585        820,649
Net Assets -- Beginning of Period .............    12,754,007       1,305,058        932,054        111,405
                                                 ------------     -----------     ----------       --------
Net Assets -- End of Period ...................  $ 50,801,701     $12,754,007     $2,124,639       $932,054
                                                 ============     ===========     ==========       ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           263             111             14             10
 Redeemed .....................................           (83)            (32)            (4)            (2)
                                                 ------------     -----------     ----------       --------
 Net Increase (Decrease) ......................           180              79             10              8
                                                 ------------     -----------     ----------       --------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            --              --             --             --
 Redeemed .....................................            --              --             --             --
                                                 ------------     -----------     ----------       --------
 Net Increase (Decrease) ......................            --              --             --             --
                                                 ------------     -----------     ----------       --------

-------
The accompanying notes are an integral part of these financial statements.
(a) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(b) Commenced operations on May 2, 2003.
(c) Commenced operations on October 13, 2003.
(d) A substitution of EQ/Technology for AXA Premier VIP Technology occurred on May 14, 2004 (See Note 5).
(e) Commenced operations on October 25, 2004.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements

December 31, 2004


1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various variable investment trusts of AXA Premier VIP Trust ("VIP"), Laudus Rosenberg Variable Insurance Trust, Davis Variable Account Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products, MFS Variable Insurance Trust, PIMCO Advisors VIT, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., and Vanguard Variable Insurance Fund ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 67 variable investment options:

o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation(1)
o AXA Moderate-Plus Allocation
o AXA Premier VIP Aggressive Equity(2)
o AXA Premier VIP Core Bond
o AXA Premier VIP Health Care
o AXA Premier VIP High Yield(3)
o AXA Premier VIP International Equity
o AXA Premier VIP Large Cap Core Equity
o AXA Premier VIP Large Cap Growth
o AXA Premier VIP Large Cap Value
o AXA Premier VIP Small/Mid Cap Growth
o AXA Premier VIP Small/Mid Cap Value
o AXA Premier VIP Technology
o Davis Value
o EQ/Alliance Common Stock
o EQ/Alliance Growth and Income
o EQ/Alliance Intermediate Government Securities
o EQ/Alliance International
o EQ/Alliance Premier Growth
o EQ/Alliance Quality Bond
o EQ/Alliance Small Cap Growth
o EQ/Bernstein Diversified Value
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth(8)
o EQ/Capital Guardian International
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Emerging Markets Equity
o EQ/Enterprise Equity
o EQ/Enterprise Equity Income
o EQ/Enterprise Growth
o EQ/Enterprise Growth and Income
o EQ/Enterprise Small Company Growth
o EQ/Enterprise Small Company Value
o EQ/Equity 500 Index
o EQ/Evergreen Omega
o EQ/FI Mid Cap
o EQ/FI Small/Mid Cap Value
o EQ/J.P. Morgan Core Bond
o EQ/Janus Large Cap Growth
o EQ/JP Morgan Value Opportunities(7)
o EQ/Lazard Small Cap Value
o EQ/Marsico Focus
o EQ/Mercury Basic Value Equity
o EQ/Mercury International Value(4)
o EQ/MFS Emerging Growth Companies
o EQ/MFS Investors Trust
o EQ/Money Market
o EQ/Small Company Index
o Fidelity VIP Asset Manager: Growth
o Fidelity VIP Contrafund
o Fidelity VIP Equity-Income
o Fidelity VIP Growth & Income
o Fidelity VIP High Income
o Fidelity VIP Investment Grade Bond
o Fidelity VIP Mid Cap
o Fidelity VIP Value
o Fidelity VIP Value Strategies
o Laudus Rosenberg VIT Value Long/Short Equity(5)
o MFS Mid Cap Growth
o PEA Renaissance(6)
o PIMCO Total Return
o U.S. Real Estate -- Class I
o Vanguard VIF Equity Index

----------------------

1) Formerly known as EQ/Balanced
2) Formerly known as EQ/Aggressive Stock
3) Formerly known as EQ/High Yield
4) Formerly known as EQ/Putnam International Equity
5) Formerly known as AXA Rosenberg VIT Value Long/Short Equity
6) Formerly known as PIMCO Renaissance
7) Formerly known as EQ/Putnam Growth & Income Value
8) Formerly known as EQ/Putnam Voyager

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


1. Organization (Concluded)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for Variable Life products issued by AXA Equitable including Accumulator Life, Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life '02, Incentive Life Plus(SM), Paramount Life, IL Protector(SM), Incentive Life COLI and Incentive Life COLI '04, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life 1999, Survivorship Incentive Life '02; flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series."

The Account supports the operations of various AXA Equitable insurance products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distributor Channel.

The amount retained by AXA Equitable in the Account arises principally from (1) contributions from AXA Equitable, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On December 29, 2003, The American Institute of Certified Public Accountants issued Statement of Position 03-05 "Financial Highlights of Separate Accounts:
An Amendment to the Audit and Accounting Guide Audits of Investment Companies" which was effective for the December 31, 2003 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

Receivable/payable for policy-related transactions represent amount due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

Accumulation nonunitized represents a product offered based upon a dollar amount (starting at $1) rather than units. It is similar to Accumulation Units accounts, which are based upon units, as the dollar amount of the contractowner account changes with the investment activity of the fund the contract is invested in, net of contract charges.

Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


2. Significant Accounting Policies (Concluded)

guaranteed interest account of AXA Equitable's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                              Purchases          Sales
                                                           --------------   --------------
AXA Aggressive Allocation ..............................    $  7,295,610     $    897,335
AXA Conservative Allocation ............................       5,017,336        2,955,786
AXA Conservative-Plus Allocation .......................       2,034,438          586,493
AXA Moderate Allocation ................................      77,739,141      133,719,748
AXA Moderate-Plus Allocation ...........................      14,970,205        1,792,451
AXA Premier VIP Aggressive Equity ......................      13,540,116       48,028,151
AXA Premier VIP Core Bond ..............................      41,004,017       24,151,830
AXA Premier VIP Health Care ............................      16,253,457        6,694,884
AXA Premier VIP High Yield .............................     205,743,711      206,699,528
AXA Premier VIP International Equity ...................      21,740,837        2,693,785
AXA Premier VIP Large Cap Core Equity ..................       5,255,070        3,378,745
AXA Premier VIP Large Cap Growth .......................      11,469,975        7,085,364
AXA Premier VIP Large Cap Value ........................      18,585,973       11,591,649
AXA Premier VIP Small/Mid Cap Growth ...................      24,185,190       12,214,784
AXA Premier VIP Small/Mid Cap Value ....................      29,885,408       15,084,359
AXA Premier VIP Technology .............................     113,774,760       61,353,103
Davis Value ............................................         152,957           49,825
EQ/Alliance Common Stock ...............................     111,800,844      178,888,377
EQ/Alliance Growth and Income ..........................      59,973,788       47,483,756
EQ/Alliance Intermediate Government Securities .........      48,392,094       73,257,194
EQ/Alliance International ..............................     135,353,088      142,333,940
EQ/Alliance Premier Growth .............................       8,751,778       14,369,621
EQ/Alliance Quality Bond ...............................      56,794,383       76,894,951
EQ/Alliance Small Cap Growth ...........................      29,654,522       29,772,727
EQ/Bernstein Diversified Value .........................      44,105,631       23,129,701
EQ/Calvert Socially Responsible ........................           8,535              368
EQ/Capital Guardian Growth .............................         112,357          263,123
EQ/Capital Guardian International ......................         880,205          237,186
EQ/Capital Guardian Research ...........................      15,263,226       16,204,798
EQ/Capital Guardian U.S. Equity ........................      19,861,544       11,903,785

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


3. Purchases and Sales of Investments (Concluded)


                                                           Purchases         Sales
                                                         -------------   -------------
EQ/Emerging Market Equity ............................     34,778,631      18,574,539
EQ/Enterprise Equity .................................          8,728              --
EQ/Enterprise Equity Income ..........................         51,599           1,568
EQ/Enterprise Growth .................................          2,936               6
EQ/Enterprise Growth and Income ......................          5,745               3
EQ/Enterprise Small Company Growth ...................          3,697              12
EQ/Enterprise Small Company Value ....................        137,598           2,302
EQ/Equity 500 Index ..................................     92,792,803      98,633,096
EQ/Evergreen Omega ...................................      7,780,424       5,459,988
EQ/FI Mid Cap ........................................     36,412,301      17,425,980
EQ/FI Small/Mid Cap Value ............................     58,648,957      30,087,916
EQ/J.P. Morgan Core Bond .............................      7,559,162       3,005,491
EQ/Janus Large Cap Growth ............................     11,832,665      11,917,152
EQ/JP Morgan Value Opportunities .....................     11,176,183      13,119,340
EQ/Lazard Small Cap Value ............................     13,423,506       1,393,336
EQ/Marsico Focus .....................................     27,680,748      16,193,062
EQ/Mercury Basic Value Equity ........................     46,797,441      27,502,907
EQ/Mercury International Value .......................     27,020,741      15,634,110
EQ/MFS Emerging Growth Companies .....................     19,233,484      33,474,847
EQ/MFS Investors Trust ...............................      5,582,525       6,016,368
EQ/Money Market ......................................    358,277,281     425,851,925
EQ/Small Company Index ...............................     30,043,543      17,246,418
Fidelity VIP Asset Manager: Growth ...................      1,385,986       1,222,382
Fidelity VIP Contrafund ..............................      6,572,977       1,746,996
Fidelity VIP Equity-Income ...........................      2,931,121         886,994
Fidelity VIP Growth & Income .........................        721,717         442,421
Fidelity VIP High Income .............................      3,137,509       2,657,707
Fidelity VIP Investment Grade Bond ...................      5,354,990       2,590,622
Fidelity VIP Mid Cap .................................     10,028,222       1,903,383
Fidelity VIP Value ...................................      1,834,072       1,325,854
Fidelity VIP Value Strategies ........................      2,822,752       2,765,865
Laudus Rosenberg VIT Value Long/Short Equity .........     18,687,012      15,554,500
MFS Mid Cap Growth ...................................         50,837          22,679
PEA Renaissance ......................................     17,926,720       5,526,122
PIMCO Total Return ...................................         86,898          52,020
U.S. Real Estate -- Class I ..........................     38,520,314       8,964,994
Vanguard VIF Equity Index ............................      1,418,432         335,674


4. Expenses and Related Party Transactions

The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. These fees are reflected in the net asset value of the shares.

AXA Equitable serves as investment manager of EQAT and VIP. Charles Schwab Investment Management, Inc. serves as investment manager for the Laudus Rosenberg Variable Insurance Trust--Laudus VIT Value Long/Short Equity Portfolio. Davis Selected Advisers, L.P. serves as investment manager for the Davis Variable Account Fund, Inc.--Davis Value Portfolio. Fidelity Management & Research (UK) Inc., Fidelity Management & Research (Far East), Fidelity Investments Japan Limited, FMR Co., Inc. serves as investment manager for the Fidelity Variable Insurance Products--Fidelity VIP Asset Manager, Fidelity VIP Contra Fund, Fidelity VIP Equity, Fidelity VIP Growth & Income, Fidelity VIP High Income, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Value, Fidelity VIP Value Strategies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


4. Expenses and Related Party Transactions (Concluded)

Massachusetts Financial Services Company serves as investment manager of MFS Variable Insurance Trust--MFS Mid Cap Growth Portfolio. OpCap Advisors LLC serves as investment manager for PIMCO Advisors VIT--PEA Renaissance Portfolio. Pacific Investment Management Company LLC (PIMCO) serves as investment manager for PIMCO Variable Insurance Trust--PIMCO Total Return Portfolio. Van Kampen (name under which Morgan Stanley Investment Management Inc. does business in certain situations) serves as investment manager of The Universal Institutional Funds, Inc.--U.S. Real Estate Portfolio. The Vanguard Group serves as the investment manager of the Vanguard Variable Insurance Fund--Vanguard VIF Equity Index Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.10% to a high of 1.20% of average daily net assets. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors"), and AXA Distributors LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Bernstein Diversified Value, EQ/Equity 500 Index, EQ/Money Market, and EQ/Small Company Index, as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth and AXA Premier VIP Technology. Alliance is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

Boston Advisors serves as an investment advisor for the EQ/Enterprise Equity Income Portfolio in EQAT. Boston Advisors is an indirectly wholly owned subsidiary of AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA Advisors and Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with Distributors. The licensed insurance agents who sell our policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the agencies and affiliated broker-dealer. AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.


5. Substitutions/Transfers

Substitution transactions that occurred at the dates indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

--------------------------------------------------------------------------------
 May 14, 2004             Removed Portfolio          Surviving Portfolio
--------------------------------------------------------------------------------
                            EQ/Technology         AXA Premier VIP Technology
--------------------------------------------------------------------------------
Shares -- Class A                 71,822                     35,486
Shares -- Class B             12,013,152                  5,908,280
Value -- Class A             $   295,601                $   295,601
Value -- Class B             $48,917,642                $48,917,642
Net Assets before merger     $49,213,243                $10,177,765
Net Assets after merger               --                $59,391,008
--------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


5. Substitutions/Transfers (Concluded)


--------------------------------------------------------------------------------
 May 2, 2003                 Removed Portfolio            Surviving Portfolio
--------------------------------------------------------------------------------
                        EQ/International Equity Index  EQ/Alliance International
--------------------------------------------------------------------------------
Shares -- Class A                   8,350                            7,900
Shares -- Class B                  70,385                           67,601
Value -- Class A                  $59,088                          $59,088
Value -- Class B                 $498,398                         $498,398
Net Assets before merger         $557,486                      $33,139,983
Net Assets after merger                --                      $33,697,469
--------------------------------------------------------------------------------

Reorganizations

The EQ/Balanced Portfolio, a fund of EQAT, was merged into the AXA Moderate Allocation Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The effect of this was to convert the EQ/Balanced Portfolio into a "fund of funds" structure by investing in a combination of other portfolios that are selected from 36 actively managed choices.

The EQ/Aggressive Stock Portfolio, a fund of EQAT, was merged into the AXA Premier VIP Aggressive Equity Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The EQ/High Yield Portfolio, a fund of EQAT, was merged into the AXA Premier VIP High Yield Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003.


6. Contractowner Charges

Under the Contracts, AXA Equitable assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. The products have charges currently as shown below:



                                                             Mortality and Expense     Mortality     Administrative      Total
                                                            -----------------------   -----------   ----------------   --------
Accumulator Life ........................................       varies (b)(d)             --               --           varies
Incentive Life, Incentive Life 2000, Incentive Life 1999,
 Incentive Life Plus, Champion 2000 .....................         .60%(a)                 --               --            .60%
Incentive Life '02 ......................................         .80%(b)                 --               --            .80%
Survivorship Incentive Life '02 .........................         .90%(b)                 --               --            .90%
Paramount Life ..........................................         .60%(a)                 --               --            .60%
IL Plus Original Series .................................         .60%(b)                 --               --            .60%
Incentive Life COLI .....................................         .60%{b)                 --               --            .60%
Incentive Life COLI '04 .................................         .75%(b)(c)              --               --            .75%
Survivorship Incentive Life 1999 ........................         .60%(a)                 --               --            .60%
Survivorship 2000 .......................................         .90%(a)                 --               --            .90%
IL Protector ............................................         .80%(a)                 --               --            .80%
SP-Flex .................................................         .85%(a)               .60%(a)          .35%(a)        1.80%

----------
(a) Charged to daily net assets of the Account.
(b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.
(c) Policy years 1-5 0.75% (1.00% maximum)
    Policy years 6-20 0.55% (0.75% maximum)
(d) Varies by age, sex, class. The highest current charge is 1.21%.
    Policy years 1-10 0.71% to 1.46% maximum
    Policy years 11+ 0.30% to 0.50% maximum

The Accumulator Life Program utilizes two insurance products -- a single premium fixed annuity contract and a flexible premium variable life insurance policy. The Program is designed to provide a simple method to purchase a variable life insurance policy with a single purchase payment.

The Accumulator Life mortality and expense guaranteed risk charges are 0.71% to 1.46% in years 1 to 10 and 0.30% to 0.50% in years 11 and beyond. The current mortality and risk charges are lower than the guaranteed charges. The highest current charge is 1.21%. Beginning in year 11, the current rates are scheduled to decrease further. As Accumulator Life was first offered in 2004, future decreases have not yet taken effect.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004

6. Contractowner Charges (Continued)

The Accumulator Life guaranteed administrative charges vary in years 1 to 10 from 0.75% to 1.73% of the Policy Account Value, depending on age, sex, and class. The current and guaranteed basis charges are equal. Beginning in policy year 11 the administrative rates are guaranteed to decrease.

The Accumulator Life current cost of insurance charges vary in years 1 to 10 from 1.27% to 2.42% of the greater of (1) the Policy Account Value and (2) the Mortality Charge Base (accumulation of the 7-pay premiums due, up to that time at 4%), depending on the age, sex, and class. Beginning in policy year 11 the current cost of insurance charges decrease on a current basis. The cost of insurance charge is capped at the guaranteed cost of insurance rate times the Net Amount of Risk.

The Incentive Life '02 mortality and expense risk charge of 0.80%, 0.70% or 0.60% will be in effect for the first 15 policy years depending upon the value of the contractowner's variable investment options. For policy years 16 and later the charge is currently 0.30% or 0.20%, depending upon the value of the contractowner's variable investment option. The Survivorship Incentive Life '02 mortality and expense risk charge of 0.90% will be in effect for the first 15 policy years. For policy years 16 and later the charge is currently 0.60% and 0.30% depending upon the value of the contractowner's variable investment options. The current mortality and expense risk charges are lower than guaranteed charges.

Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, Incentive Life COLI, Incentive Life COLI '04, and the Series 2000 Policies, AXA Equitable deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life 1999, Survivorship Incentive Life '02, Incentive Life 1999, Incentive Life '02, Paramount Life, IL Protector, Incentive Life COLI '04 and Series 2000 Policies) from premiums.

Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

Contractowners' accounts are assessed monthly by AXA Equitable for mortality cost of insurance and optional rider benefit charges and administrative charges. SP-Flex mortality and expense and administrative charges are deducted daily. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.


Charges                                When charge is deducted
------------------------------------- -------------------------
Riders                                Monthly

Death Benefit Guarantee (Guaranteed   Monthly
Minimum Death Benefit Charge).

Taxes                                 At time of premium
                                      payment

Premium Sales Charge                  At time of premium
                                      payment

Monthly administrative charges        Monthly

Cost of Insurance (COI) and Rating    Monthly
charge



Charges                                                   Amount deducted                          How deducted
------------------------------------- ------------------------------------------------------- ----------------------
Riders                                Amount varies depending on the specifics of your        Unit liquidation from
                                      policy.                                                 account value

Death Benefit Guarantee (Guaranteed   Low - $0.01 for each $1,000 of face amount of           Unit liquidation from
Minimum Death Benefit Charge).        the policy.                                             account value

                                      High - $0.02 for each $1,000 of face amount of
                                      the policy.

Taxes                                 Varies by state of residence of insured person.         Deducted from
                                                                                              premium

Premium Sales Charge                  Depending on the policy, varies from a flat fee of $2   Deducted from
                                      to $250 to a range of 3% to 30% on each premium         premium

Monthly administrative charges        Low - $5 per month                                      Unit liquidation from
                                                                                              account value
                                      High - Depending on face amount, policyholder
                                      age at issue and policy year, up to $55 per year.
                                      Depending on the policy, may also be a charge per
                                      $1,000 of face amount ranging from $0.03 to 0.20

Cost of Insurance (COI) and Rating    Amount varies depending upon specifics of policy.       Unit liquidation from
charge                                COI based upon amount at risk. Rating Charge            account value
                                      based upon face amount of insurance.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges (Concluded)


Charges                                      When charge is deducted
------------------------------------------- -------------------------
Surrender, termination or decrease in       At time of transaction
face amount of policy during the first 10
or 15 years depending on contract.

Partial Withdrawal                          At time of transaction.

Increase in policy's face amount            At time of transaction.

Administrative Surrender Charge             At time of transaction.

Transfers among investment options          At time of transaction.
per policy year

Living Benefits Rider                       At time of transaction.



Charges                                                        Amount deducted                        How deducted
------------------------------------------- ---------------------------------------------------- ----------------------
Surrender, termination or decrease in       Low - The amount of surrender charges is set forth   Unit liquidation from
face amount of policy during the first 10   in your policy.                                      account value
or 15 years depending on contract.

Partial Withdrawal                          $25 ( or if less, 2% of the withdrawal)              Unit liquidation from
                                                                                                 account value

Increase in policy's face amount            $1.50 for each $1,000 of the increase (but not       Unit liquidation from
                                            more than $250 in total)                             account value

Administrative Surrender Charge             High $2 to $6 per 1,000 depending on issue age
                                            which after the third year declines

                                            Low- $450 which after the third year declines        Unit liquidation from
                                                                                                 account value

Transfers among investment options          Low - $25 after 12 transfers                         Unit liquidation from
per policy year                                                                                  account value

                                            High - $25 per transfer

Living Benefits Rider                       Low - $100                                           Unit liquidation from
                                                                                                 account value
                                            High - Up to $250

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values

Shown below is accumulation unit value information for units outstanding throughout the periods indicated.



                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Aggressive Allocation
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $122.81              --                 --            --         12.07%
           Highest contract charge 0.90% Class A (w)    $121.44              --                 --            --         11.07%
           All contract charges                              --              46         $    5,618          2.19%           --
    2003   Lowest contract charge 0.00% Class A (w)     $109.58              --                 --            --          9.58%
           Highest contract charge 0.90% Class A (w)    $109.34              --                 --            --          9.34%
           All contract charges                              --               5         $      498          2.53%           --
AXA Aggressive Allocation
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $122.43              --                 --            --         11.79%
           Highest contract charge 0.90% Class B (w)    $121.06              --                 --            --         10.79%
           All contract charges                              --              15         $    1,816          2.19%           --
    2003   Lowest contract charge 0.60% Class B (w)     $109.35              --                 --            --          9.35%
           Highest contract charge 0.90% Class B (w)    $109.27              --                 --            --          9.27%
           All contract charges                              --               1         $       70          2.53%           --
AXA Conservative Allocation
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $109.01              --                 --            --          6.29%
           Highest contract charge 0.90% Class A (w)    $107.79              --                 --            --          5.33%
           All contract charges                              --              19         $    2,008          4.49%           --
    2003   Lowest contract charge 0.00% Class A (w)     $102.56              --                 --            --          2.56%
           Highest contract charge 0.90% Class A (w)    $102.33              --                 --            --          2.33%
           All contract charges                              --              --                 --          5.78%           --
AXA Conservative Allocation
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $108.67              --                 --            --          6.03%
           Highest contract charge 0.90% Class B (w)    $107.45              --                 --            --          5.07%
           All contract charges                              --               2         $      167          4.49%           --
    2003   Lowest contract charge 0.60% Class B (w)     $102.34              --                 --            --          2.34%
           Highest contract charge 0.90% Class B (w)    $102.27              --                 --            --          2.27%
           All contract charges                              --              --                 --          5.78%           --
AXA Conservative-Plus Allocation
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $112.95              --                 --            --          8.02%
           Highest contract charge 0.90% Class A (w)    $111.68              --                 --            --          7.05%
           All contract charges                              --              11         $    1,341          5.08%           --
    2003   Lowest contract charge 0.00% Class A (w)     $104.56              --                 --            --          4.56%
           Highest contract charge 0.60% Class A (w)    $104.32              --                 --            --          4.32%
           All contract charges                              --               2         $      171          6.23%           --
AXA Conservative-Plus Allocation
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $112.59              --                 --            --          7.75%
           Highest contract charge 0.90% Class B (w)    $111.33              --                 --            --          6.78%
           All contract charges                              --               3         $      326          5.08%           --
    2003   Lowest contract charge 0.60% Class B (w)     $104.34              --                 --            --          4.34%
           Highest contract charge 0.90% Class B (w)    $104.26              --                 --            --          4.26%
           All contract charges                              --              --                 --          6.23%           --
AXA Moderate Allocation (g)(s)
------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $237.11              --                 --            --          9.00%
           Highest contract charge 0.90% Class A        $229.71              --                 --            --          8.02%
           All contract charges                              --           3,033         $1,379,837          2.77%           --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
AXA Moderate Allocation (g)(s) (Continued)
------------------------------------------
    2003   Lowest contract charge 0.00% Class A         $217.54              --                 --            --           19.42%
           Highest contract charge 0.90% Class A        $212.66              --                 --            --           18.35%
           All contract charges                              --           3,223         $1,365,262          2.42%             --
    2002   Lowest contract charge 0.00% Class A         $182.16              --                 --            --          (12.52)%
           Highest contract charge 0.90% Class A        $179.69              --                 --            --          (13.30)%
           All contract charges                              --           3,472         $1,247,446          1.63%             --
    2001   Lowest contract charge 0.00% Class A         $208.22              --                 --            --           (1.84)%
           Highest contract charge 0.90% Class A        $207.26              --                 --            --           (2.73)%
           All contract charges                              --           1,587         $  673,865          2.85%             --
    2000   Lowest contract charge 0.00% Class A         $212.12              --                 --            --           (1.32)%
           Highest contract charge 0.90% Class A        $213.08              --                 --            --           (2.21)%
           All contract charges                              --           1,128         $  502,845          3.23%             --
AXA Moderate Allocation (g)(s)
------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $118.80              --                 --            --            8.72%
           Highest contract charge 0.90% Class B (g)    $125.97              --                 --            --            7.75%
           All contract charges                              --             660         $   77,456          2.77%             --
    2003   Lowest contract charge 0.60% Class B         $108.53              --                 --            --           18.32%
           Highest contract charge 0.90% Class B (g)    $116.91              --                 --            --           18.07%
           All contract charges                              --             600         $   65,147          2.42%             --
    2002   Lowest contract charge 0.60% Class B         $ 91.64              --                 --            --           13.26%
           Highest contract charge 0.90% Class B (g)    $ 99.02              --                 --            --           13.51%
           All contract charges                              --             524         $   48,019          1.63%             --
    2001   Lowest contract charge 0.60% Class B         $105.65              --                 --            --            2.69%
           Highest contract charge 0.90% Class B (g)    $114.49              --                 --            --           (3.93)%
           All contract charges                              --             169         $   17,855          2.85%
    2000   Lowest contract charge 0.60% Class B         $108.57              --                 --            --            2.17%
           Highest contract charge 0.60% Class B (g)    $108.57              --                 --            --              --
           All contract charges                              --              49         $    5,320          3.23%             --
AXA Moderate-Plus Allocation
----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $121.36              --                 --            --           11.97%
           Highest contract charge 0.90% Class A (w)    $120.00              --                 --            --           10.96%
           All contract charges                              --             108         $   13,111          4.00%             --
    2003   Lowest contract charge 0.00% Class A (w)     $108.39              --                 --            --            8.39%
           Highest contract charge 0.90% Class A (w)    $108.14              --                 --            --            8.14%
           All contract charges                              --              10         $    1,122          3.22%             --
AXA Moderate-Plus Allocation
----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $120.99              --                 --            --           11.69%
           Highest contract charge 0.90% Class B (w)    $119.63              --                 --            --           10.69%
           All contract charges                              --              18         $    2,181          4.00%             --
    2003   Lowest contract charge 0.60% Class B (w)     $108.16              --                 --            --            8.16%
           Highest contract charge 0.90% Class B (w)    $108.08              --                 --            --            8.08%
           All contract charges                              --               1         $      161          3.22%             --
AXA Premier VIP Aggressive Equity
---------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $154.55              --                 --            --           12.38%
           Highest contract charge 0.90% Class A        $171.23              --                 --            --           11.37%
           All contract charges                              --           1,196         $  524,796            --              --
    2003   Lowest contract charge 0.00% Class A         $137.53              --                 --            --           37.87%
           Highest contract charge 0.90% Class A        $153.75              --                 --            --           36.62%
           All contract charges                              --           1,268         $  501,715            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     -------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment         Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                     ------------ --------------------- ------------ ---------------- --------------
AXA Premier VIP Aggressive Equity (Continued)
---------------------------------------------
    2002   Lowest contract charge 0.00% Class A         $ 99.75               --              --              --         (28.69)%
           Highest contract charge 0.90% Class A        $112.54               --              --              --         (29.33)%
           All contract charges                              --            1,303        $380,055            0.01%            --
    2001   Lowest contract charge 0.00% Class A         $139.88               --              --              --         (24.98)%
           Highest contract charge 0.90% Class A        $159.24               --              --              --         (25.66)%
           All contract charges                              --            1,402        $581,065            0.49%            --
    2000   Lowest contract charge 0.00% Class A         $186.45               --              --              --         (13.13)%
           Highest contract charge 0.90% Class A        $214.20               --              --              --         (13.91)%
           All contract charges                              --            1,466        $823,956            0.36%            --
AXA Premier VIP Aggressive Equity
---------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $ 80.86               --              --              --          12.10%
           Highest contract charge 0.90% Class B        $ 76.29               --              --              --          11.09%
           All contract charges                              --              195        $ 15,176              --             --
    2003   Lowest contract charge 0.60% Class B         $ 69.81               --              --              --          36.70%
           Highest contract charge 0.90% Class B        $ 68.67               --              --              --          36.28%
           All contract charges                              --              180        $ 12,550              --             --
    2002   Lowest contract charge 0.60% Class B         $ 51.07               --              --              --         (29.30)%
           Highest contract charge 0.90% Class B        $ 50.39               --              --              --         (29.51)%
           All contract charges                              --              149        $  7,609            0.01%            --
    2001   Lowest contract charge 0.60% Class B         $ 72.23               --              --              --         (25.63)%
           Highest contract charge 0.90% Class B        $ 71.49               --              --              --         (25.85)%
           All contract charges                              --              104        $  7,512            0.49%            --
    2000   Lowest contract charge 0.60% Class B         $ 97.12               --              --              --         (13.86)%
           Highest contract charge 0.90% Class B        $ 96.41               --              --              --         (14.12)%
           All contract charges                              --               51        $  4,953            0.36%            --
AXA Premier VIP Core Bond
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $111.21               --              --              --           4.15%
           Highest contract charge 0.60% Class A (t)    $115.19               --              --              --           3.52%
           All contract charges                              --               70        $  7,733            3.96%            --
    2003   Lowest contract charge 0.00% Class A (p)     $106.78               --              --              --           4.02%
           Highest contract charge 0.60% Class A (t)    $111.27               --              --              --           3.39%
           All contract charges                              --               29        $  3,055            3.49%            --
    2002   Lowest contract charge 0.00% Class A (p)     $102.66               --              --              --           2.42%
           Highest contract charge 0.60% Class A (t)    $107.62               --              --              --           5.92%
           All contract charges                              --                1        $    103            3.68%            --
AXA Premier VIP Core Bond
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $116.59               --              --              --           3.89%
           Highest contract charge 0.90% Class B (j)    $113.47               --              --              --           2.95%
           All contract charges                              --              433        $ 49,761            3.96%            --
    2003   Lowest contract charge 0.00% Class B (j)     $112.23               --              --              --           3.74%
           Highest contract charge 0.90% Class B (j)    $110.22               --              --              --           2.81%
           All contract charges                              --              339        $ 37,698            3.49%            --
    2002   Lowest contract charge 0.00% Class B (j)     $108.18               --              --              --           6.31%
           Highest contract charge 0.90% Class B (j)    $107.20               --              --              --           5.70%
           All contract charges                              --              211        $ 22,720            3.68%            --
AXA Premier VIP Health Care
---------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $145.63               --              --              --          12.41%
           Highest contract charge 0.60% Class A (t)    $114.04               --              --              --          11.73%
           All contract charges                              --               19        $  2,722            7.22%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP Health Care (Continued)
---------------------------------------
    2003   Lowest contract charge 0.00% Class A (p)     $129.56             --                  --          --            28.45%
           Highest contract charge 0.60% Class A (t)    $102.07             --                  --          --            27.68%
           All contract charges                              --              7            $    876        1.59%              --
    2002   Lowest contract charge 0.00% Class A (p)     $100.86             --                  --          --            (2.89)%
           Highest contract charge 0.60% Class A (t)    $ 79.94             --                  --          --           (18.00)%
           All contract charges                              --             --                  --          --               --
AXA Premier VIP Health Care
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $115.02             --                  --          --           12.13%
           Highest contract charge 0.90% Class B (j)    $111.95             --                  --          --           11.12%
           All contract charges                              --            166            $ 18,806        7.22%             --
    2003   Lowest contract charge 0.00% Class B (j)     $102.58             --                  --          --           28.13%
           Highest contract charge 0.90% Class B (j)    $100.74             --                  --          --           26.99%
           All contract charges                              --            102            $ 10,414        1.59%             --
    2002   Lowest contract charge 0.00% Class B (j)     $ 80.06             --                  --          --          (13.07)%
           Highest contract charge 0.90% Class B (j)    $ 79.33             --                  --          --          (13.57)%
           All contract charges                               --             34            $  2,707          --              --
AXA Premier VIP High Yield
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $192.26             --                  --           --           8.94%
           Highest contract charge 0.90% Class A        $209.54             --                  --           --           7.96%
           All contract charges                              --            669            $186,819         6.83%            --
    2003   Lowest contract charge 0.00% Class A         $176.48             --                  --           --          22.87%
           Highest contract charge 0.90% Class A        $194.09             --                  --           --          21.77%
           All contract charges                              --            700            $188,085         6.31%            --
    2002   Lowest contract charge 0.00% Class A         $143.63             --                  --           --          (2.70)%
           Highest contract charge 0.90% Class A        $159.39             --                  --           --          (3.58)%
           All contract charges                              --            527            $115,345         9.16%            --
    2001   Lowest contract charge 0.00% Class A         $147.62             --                  --           --           0.95%
           Highest contract charge 0.90% Class A        $165.31             --                  --           --           0.03%
           All contract charges                              --            508            $116,138         9.74%            --
    2000   Lowest contract charge 0.00% Class A         $146.24             --                  --           --          (8.65)%
           Highest contract charge 0.90% Class A        $165.25             --                  --           --          (9.47)%
           All contract charges                              --            525            $119,390        10.46%            --
AXA Premier VIP High Yield
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $192.26             --                  --           --           8.94%
           Highest contract charge 0.90% Class B        $ 96.74             --                  --           --           7.69%
           All contract charges                              --            184            $ 18,240         6.83%            --
    2003   Lowest contract charge 0.60% Class B         $ 91.32             --                  --           --          21.82%
           Highest contract charge 0.90% Class B        $ 89.83             --                  --           --          21.46%
           All contract charges                              --            167            $ 15,250         6.31%            --
    2002   Lowest contract charge 0.60% Class B         $ 74.96             --                  --           --          (3.53)%
           Highest contract charge 0.90% Class B        $ 73.96             --                  --           --          (3.82)%
           All contract charges                              --            118            $  8,845         9.16%            --
    2001   Lowest contract charge 0.60% Class B         $ 77.70             --                  --           --           0.08%
           Highest contract charge 0.90% Class B        $ 76.90             --                  --           --          (0.22)%
           All contract charges                              --             61            $  4,740         9.74%            --
    2000   Lowest contract charge 0.60% Class B         $ 77.64             --                  --           --          (9.44)%
           Highest contract charge 0.90% Class B        $ 77.07             --                  --           --          (9.71)%
           All contract charges                              --             24            $  1,863        10.46%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP International Equity
------------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $170.04             --                  --            --          18.21%
           Highest contract charge 0.60% Class A (t)    $126.08             --                  --            --          17.50%
           All contract charges                              --             24             $ 4,174          4.18%            --
    2003   Lowest contract charge 0.00% Class A (p)     $143.85             --                  --            --          34.54%
           Highest contract charge 0.60% Class A (t)    $107.30             --                  --            --          33.74%
           All contract charges                              --             38             $ 1,072          1.59%            --
    2002   Lowest contract charge 0.00% Class A (p)     $106.92             --                  --            --          (2.55)%
           Highest contract charge 0.60% Class A (t)    $ 80.23             --                  --            --         (19.36)%
           All contract charges                              --             --                  --            --             --
AXA Premier VIP International Equity
------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $162.44             --                  --            --          17.91%
           Highest contract charge 0.90% Class B (j)    $121.98             --                  --            --          16.84%
           All contract charges                              --            181             $22,409          4.18%            --
    2003   Lowest contract charge 0.00% Class B (j)     $137.77             --                  --            --          31.46%
           Highest contract charge 0.90% Class B (j)    $104.39             --                  --            --          33.12%
           All contract charges                              --             37             $ 3,975          1.59%            --
    2002   Lowest contract charge 0.60% Class B (j)     $ 78.66             --                  --            --         (21.16)%
           Highest contract charge 0.90% Class B (j)    $ 78.42             --                  --            --         (21.31)%
           All contract charges                              --              1             $    79            --             --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $149.32             --                  --            --           9.95%
           Highest contract charge 0.60% Class A (t)    $108.47             --                  --            --           9.29%
           All contract charges                              --             13             $ 1,907          5.78%            --
    2003   Lowest contract charge 0.00% Class A (p)     $135.81             --                  --            --          28.45%
           Highest contract charge 0.60% Class A (t)    $ 99.25             --                  --            --          27.69%
           All contract charges                              --              6             $   850          0.49%            --
    2002   Lowest contract charge 0.00% Class A (p)     $105.73             --                  --            --          (3.82)%
           Highest contract charge 0.60% Class A (t)    $ 77.73             --                  --          0.17%        (19.20)%
           All contract charges                              --             --                  --            --             --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $135.37             --                  --            --           9.67%
           Highest contract charge 0.90% Class B (j)    $105.95             --                  --            --           8.69%
           All contract charges                              --             20             $ 2,245          5.78%            --
    2003   Lowest contract charge 0.00% Class B (j)     $123.43             --                  --            --          18.81%
           Highest contract charge 0.90% Class B (j)    $ 97.48             --                  --            --          26.98%
           All contract charges                              --             12             $ 1,276          0.49%            --
    2002   Lowest contract charge 0.60% Class B (j)     $ 77.00             --                  --            --         (16.99)%
           Highest contract charge 0.90% Class B (j)    $ 76.77             --                  --          0.17%        (17.15)%
           All contract charges                              --             --                  --            --             --
AXA Premier VIP Large Cap Growth
--------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $144.24             --                  --            --           6.93%
           Highest contract charge 0.60% Class A (t)    $ 99.99             --                  --            --           6.29%
           All contract charges                              --             24             $ 3,359            --             --
    2003   Lowest contract charge 0.00% Class A (p)     $134.89             --                  --            --          30.95%
           Highest contract charge 0.60% Class A (t)    $ 94.07             --                  --            --          30.17%
           All contract charges                              --             10             $ 1,200            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $103.01             --                  --            --          (6.22)%
           Highest contract charge 0.60% Class A (t)    $ 72.27             --                  --            --         (23.59)%
           All contract charges                              --             --                  --            --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
AXA Premier VIP Large Cap Growth
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $130.68             --                  --            --            6.66%
           Highest contract charge 0.90% Class B (j)    $ 93.28             --                  --            --            5.70%
           All contract charges                              --             86             $ 8,182            --              --
    2003   Lowest contract charge 0.00% Class B (j)     $122.51             --                  --            --           18.93%
           Highest contract charge 0.90% Class B (j)    $ 88.25             --                  --            --           29.45%
           All contract charges                              --             60             $ 5,341            --              --
    2002   Lowest contract charge 0.60% Class B (j)     $ 68.38             --                  --            --          (18.92)%
           Highest contract charge 0.90% Class B (j)    $ 68.17             --                  --            --          (19.08)%
           All contract charges                              --              2             $   137            --              --
AXA Premier VIP Large Cap Value
-------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $158.60             --                  --            --           14.71%
           Highest contract charge 0.60% Class A (t)    $118.01             --                  --            --           14.02%
           All contract charges                              --             16             $ 2,388          9.79%             --
    2003   Lowest contract charge 0.00% Class A (p)     $138.26             --                  --            --           31.43%
           Highest contract charge 0.60% Class A (t)    $103.50             --                  --            --           30.63%
           All contract charges                              --              5             $   715          4.22%             --
    2002   Lowest contract charge 0.00% Class A (p)     $105.20             --                  --            --           (2.51)%
           Highest contract charge 0.60% Class A (t)    $ 79.23             --                  --            --          (19.39)%
           All contract charges                              --             --                  --            --              --
AXA Premier VIP Large Cap Value
-------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $146.01             --                  --            --           14.43%
           Highest contract charge 0.90% Class B (j)    $117.02             --                  --            --           13.40%
           All contract charges                              --             70             $ 8,274          9.79%             --
    2003   Lowest contract charge 0.00% Class B (j)     $127.60             --                  --            --           23.26%
           Highest contract charge 0.90% Class B (j)    $103.20             --                  --            --           29.91%
           All contract charges                              --             25             $ 2,607          4.22%             --
    2002   Lowest contract charge 0.60% Class B (j)     $ 79.68             --                  --            --          (18.89)%
           Highest contract charge 0.90% Class B (j)    $ 79.44             --                  --            --          (19.04)%
           All contract charges                              --              3             $   239            --              --
AXA Premier VIP Small/Mid Cap Growth
------------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $169.69             --                  --            --           12.01%
           Highest contract charge 0.60% Class A (t)    $101.88             --                  --            --           11.34%
           All contract charges                              --             30             $ 5,044          1.84%             --
    2003   Lowest contract charge 0.00% Class A (p)     $151.50             --                  --            --           40.59%
           Highest contract charge 0.60% Class A (t)    $ 91.50             --                  --            --           39.74%
           All contract charges                              --             12             $ 1,846          3.55%             --
    2002   Lowest contract charge 0.00% Class A (p)     $107.76             --                  --            --           (2.66)%
           Highest contract charge 0.60% Class A (t)    $ 65.48             --                  --            --          (32.36)%
           All contract charges                              --             --                  --            --              --
AXA Premier VIP Small/Mid Cap Growth
------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $152.51             --                  --            --           11.73%
           Highest contract charge 0.90% Class B (j)    $ 95.83             --                  --            --           10.72%
           All contract charges                              --            171             $16,710          1.84%             --
    2003   Lowest contract charge 0.00% Class B (j)     $136.50             --                  --            --           30.62%
           Highest contract charge 0.90% Class B (j)    $ 86.54             --                  --            --           38.98%
           All contract charges                              --             72             $ 6,372          3.55%             --
    2002   Lowest contract charge 0.60% Class B (j)     $ 62.46             --                  --            --          (27.15)%
           Highest contract charge 0.90% Class B (j)    $ 62.27             --                  --            --          (27.29)%
           All contract charges                              --              1             $    62            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
AXA Premier VIP Small/Mid Cap Value
-----------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $181.48             --                  --            --         15.48%
           Highest contract charge 0.60% Class A (t)    $118.35             --                  --            --         14.79%
           All contract charges                              --             22             $ 3,851          6.20%           --
    2003   Lowest contract charge 0.00% Class A (p)     $157.16             --                  --            --         40.96%
           Highest contract charge 0.60% Class A (t)    $103.10             --                  --            --         40.12%
           All contract charges                              --              9             $ 1,387          0.93%           --
    2002   Lowest contract charge 0.00% Class A (p)     $111.49             --                  --            --          0.42%
           Highest contract charge 0.60% Class A (t)    $ 73.58             --                  --            --        (24.92)%
           All contract charges                              --             --                  --            --            --
AXA Premier VIP Small/Mid Cap Value
-----------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $120.99             --                  --            --         15.19%
           Highest contract charge 0.90% Class B (j)    $117.75             --                  --            --         14.15%
           All contract charges                              --            327             $38,894          6.20%           --
    2003   Lowest contract charge 0.00% Class B (j)     $105.03             --                  --            --         40.60%
           Highest contract charge 0.90% Class B (j)    $103.15             --                  --            --         39.34%
           All contract charges                              --            228             $23,677          0.93%           --
    2002   Lowest contract charge 0.00% Class B (j)     $ 74.70             --                  --            --        (23.23)%
           Highest contract charge 0.90% Class B (j)    $ 74.03             --                  --            --        (23.68)%
           All contract charges                              --             89             $ 6,610            --            --
AXA Premier VIP Technology
--------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $186.28             --                  --            --          5.24%
           Highest contract charge 0.60% Class A (t)    $102.33             --                  --            --          4.61%
           All contract charges                              --             19             $ 3,396          1.09%           --
    2003   Lowest contract charge 0.00% Class A (p)     $177.01             --                  --            --         58.06%
           Highest contract charge 0.60% Class A (t)    $ 97.82             --                  --            --         57.09%
           All contract charges                              --              6             $   966          7.16%           --
    2002   Lowest contract charge 0.00% Class A (p)     $111.99             --                  --            --         (5.67)%
           Highest contract charge 0.60% Class A (t)    $ 62.27             --                  --            --        (33.60)%
           All contract charges                              --             --                  --            --            --
AXA Premier VIP Technology (x)
------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $154.13             --                  --            --          4.99%
           Highest contract charge 0.90% Class B (j)    $ 92.46             --                  --            --          4.04%
           All contract charges                              --            645             $62,809          1.09%           --
    2003   Lowest contract charge 0.00% Class B (j)     $146.81             --                  --            --         38.51%
           Highest contract charge 0.90% Class B (j)    $ 88.87             --                  --            --         56.21%
           All contract charges                              --             80             $ 7,246          7.16%           --
    2002   Lowest contract charge 0.60% Class B (j)     $ 57.06             --                  --            --        (28.04)%
           Highest contract charge 0.90% Class B (j)    $ 56.89             --                  --            --        (28.17)%
           All contract charges                              --              1             $    57            --            --
Davis Value
-----------
           Unit Value 0.60%*
    2004   Lowest contract charge 0.60% Class A (o)     $127.96             --                  --            --         11.66%
           Highest contract charge 0.60% Class A (o)    $127.96             --                  --            --         11.66%
           All contract charges                              --              3             $   392          0.42%           --
    2003   Lowest contract charge 0.60% Class A (o)     $114.61             --                  --            --         28.97%
           Highest contract charge 0.60% Class A (o)    $114.61             --                  --            --         28.97%
           All contract charges                              --              2             $   254          1.31%           --
    2002   Lowest contract charge 0.60% Class A (o)     $ 88.86             --                  --            --          5.03%
           Highest contract charge 0.60% Class A (o)    $ 88.86             --                  --            --          5.03%
           All contract charges                              --             --                  --          1.14%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Common Stock
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $305.25              --                   --          --           14.40%
           Highest contract charge 0.90% Class A        $349.40              --                   --          --           13.37%
           All contract charges                              --           3,493           $2,281,558        1.21%             --
    2003   Lowest contract charge 0.00% Class A         $266.82              --                   --          --           49.93%
           Highest contract charge 0.90% Class A        $308.18              --                   --          --           48.58%
           All contract charges                              --           3,597           $2,096,424        1.44%             --
    2002   Lowest contract charge 0.00% Class A         $177.96              --                   --          --          (28.69)%
           Highest contract charge 0.90% Class A        $207.42              --                   --          --          (29.33)%
           All contract charges                              --           3,745           $1,481,165        0.05%             --
    2001   Lowest contract charge 0.00% Class A         $266.27              --                   --          --          (24.98)%
           Highest contract charge 0.90% Class A        $313.16              --                   --          --          (25.66)%
           All contract charges                              --           4,121           $2,468,008        2.37%             --
    2000   Lowest contract charge 0.00% Class A         $297.57              --                   --          --          (13.13)%
           Highest contract charge 0.90% Class A        $353.18              --                   --          --          (13.91)%
           All contract charges                              --           4,224           $2,885,290        0.61%             --
EQ/Alliance Common Stock
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $ 97.01              --                   --          --           14.12%
           Highest contract charge 0.90% Class B        $110.84              --                   --          --           13.09%
           All contract charges                              --           1,785           $  201,729        1.21%             --
    2003   Lowest contract charge 0.60% Class B         $ 99.63              --                   --          --           49.93%
           Highest contract charge 0.90% Class B        $ 98.01              --                   --          --           48.20%
           All contract charges                              --           1,659           $  165,489        1.44%             --
    2002   Lowest contract charge 0.60% Class B         $ 67.02              --                   --          --          (33.77)%
           Highest contract charge 0.90% Class B        $ 66.13              --                   --          --          (33.93)%
           All contract charges                              --           1,424           $   95,436        0.05%             --
    2001   Lowest contract charge 0.60% Class B         $101.14              --                   --          --          (10.52)%
           Highest contract charge 0.90% Class B        $100.09              --                   --          --          (11.33)%
           All contract charges                                           1,055           $  106,703        2.37%             --
    2000   Lowest contract charge 0.60% Class B         $114.00              --                   --          --          (14.03)%
           Highest contract charge 0.90% Class B        $113.16              --                   --          --          (14.80)%
           All contract charges                              --             565           $   64,410        0.61%             --
EQ/Alliance Growth and Income
-----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $339.60              --                   --          --           12.67%
           Highest contract charge 0.90% Class A        $303.47              --                   --          --           11.66%
           All contract charges                              --           1,187           $  376,519        1.67%             --
    2003   Lowest contract charge 0.00% Class A         $301.40              --                   --          --           30.75%
           Highest contract charge 0.90% Class A        $271.78              --                   --          --           29.58%
           All contract charges                              --           1,197           $  338,204        1.13%             --
    2002   Lowest contract charge 0.00% Class A         $230.51              --                   --          --          (21.07)%
           Highest contract charge 0.90% Class A        $209.75              --                   --          --          (21.78)%
           All contract charges                              --           1,220           $  264,369        1.43%             --
    2001   Lowest contract charge 0.00% Class A         $292.03              --                   --          --           (1.29)%
           Highest contract charge 0.90% Class A        $268.14              --                   --          --           (2.18)%
           All contract charges                              --           1,203           $  332,135        1.03%             --
    2000   Lowest contract charge 0.00% Class A         $295.84              --                   --          --            8.95%
           Highest contract charge 0.90% Class A        $274.12              --                   --          --            7.98%
           All contract charges                              --             982           $  276,226        0.94%             --
EQ/Alliance Growth and Income
-----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $128.71              --                   --          --           12.39%
           Highest contract charge 0.90% Class B (j)    $144.35              --                   --          --           11.38%
           All contract charges                              --             885           $  112,747        1.67%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Growth and Income (Continued)
-----------------------------------------
    2003   Lowest contract charge 0.60% Class B         $114.06              --                 --          --           29.65%
           Highest contract charge 0.90% Class B (j)    $129.60              --                 --          --           29.25%
           All contract charges                              --             805           $ 91,876        1.13%             --
    2002   Lowest contract charge 0.60% Class B         $ 87.98              --                 --          --          (21.74)%
           Highest contract charge 0.90% Class B (j)    $100.27              --                 --          --          (18.59)%
           All contract charges                              --             684           $ 60,178        1.43%             --
    2001   Lowest contract charge 0.60% Class B         $112.42              --                 --          --           (2.13)%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --             431           $ 48,453        1.03%             --
    2000   Lowest contract charge 0.60% Class B         $114.87              --                 --          --            8.03%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --             158           $ 18,149        0.94%             --
EQ/Alliance Intermediate Government Securities
----------------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $183.09              --                 --          --            2.19%
           Highest contract charge 0.90% Class A        $174.64              --                 --          --            1.28%
           All contract charges                              --             690           $135,775        2.98%             --
    2003   Lowest contract charge 0.60% Class A         $179.15              --                 --          --            2.40%
           Highest contract charge 0.90% Class A        $172.44              --                 --          --            1.47%
           All contract charges                              --             828           $160,867        4.11%             --
    2002   Lowest contract charge 0.60% Class A         $174.96              --                 --          --            8.86%
           Highest contract charge 0.90% Class A        $169.94              --                 --          --            7.88%
           All contract charges                              --             925           $177,235        5.01%             --
    2001   Lowest contract charge 0.60% Class A         $160.72              --                 --          --            8.16%
           Highest contract charge 0.90% Class A        $157.52              --                 --          --            7.18%
           All contract charges                              --             645           $113,408        4.25%             --
    2000   Lowest contract charge 0.60% Class A         $148.60              --                 --          --            9.17%
           Highest contract charge 0.90% Class A        $146.97              --                 --          --            8.19%
           All contract charges                              --             431           $ 71,579        5.48%             --
EQ/Alliance Intermediate Government Securities
----------------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $133.80              --                 --          --            1.94%
           Highest contract charge 0.90% Class B (j)    $129.91              --                 --          --            1.02%
           All contract charges                              --             224           $ 28,912        2.98%             --
    2003   Lowest contract charge 0.60% Class B         $179.15              --                 --          --            2.40%
           Highest contract charge 0.90% Class B (j)    $128.60              --                 --          --            1.22%
           All contract charges                              --             239           $ 30,873        4.11%             --
    2002   Lowest contract charge 0.60% Class B         $125.69              --                 --          --            7.93%
           Highest contract charge 0.90% Class B (j)    $127.05              --                 --          --           63.98%
           All contract charges                              --             205           $ 25,766        5.01%             --
    2001   Lowest contract charge 0.60% Class B         $116.45              --                 --          --            7.24%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --              79           $  9,200        4.25%             --
    2000   Lowest contract charge 0.60% Class B         $108.59              --                 --          --            8.24%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --              30           $  3,258        5.48%             --
EQ/Alliance International (r)(u)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $154.89              --                 --          --           18.47%
           Highest contract charge 0.90% Class A        $141.83              --                 --          --           17.40%
           All contract charges                              --           3,521           $515,982        2.12%             --
    2003   Lowest contract charge 0.00% Class A         $130.75              --                 --          --           35.43%
           Highest contract charge 0.90% Class A        $120.80              --                 --          --           34.21%
           All contract charges                              --           3,678           $457,336        1.67%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance International (r)(u) (Continued)
--------------------------------------------
    2002   Lowest contract charge 0.00% Class A         $ 96.54               --                 --        --               (9.91)%
           Highest contract charge 0.90% Class A        $ 90.01               --                 --        --              (10.72)%
           All contract charges                              --            3,879           $357,984        --                  --
    2001   Lowest contract charge 0.00% Class A         $107.16               --                 --        --              (22.87)%
           Highest contract charge 0.90% Class A        $100.82               --                 --        --              (23.57)%
           All contract charges                                              493           $ 50,925      1.61%                 --
    2000   Lowest contract charge 0.00% Class A         $138.93               --                 --        --              (22.77)%
           Highest contract charge 0.90% Class A        $131.90               --                 --        --              (23.72)%
           All contract charges                              --              510           $ 68,706      0.45%                 --
EQ/Alliance International (r)(u)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $107.60               --                 --        --               18.17%
           Highest contract charge 0.90% Class B (j)    $106.24               --                 --        --               17.11%
           All contract charges                              --              511           $ 56,460      2.12%                 --
    2003   Lowest contract charge 0.60% Class B         $ 93.97               --                 --        --               34.36%
           Highest contract charge 0.90% Class B (j)    $ 90.72               --                 --        --               33.96%
           All contract charges                              --              464           $ 43,571      1.67%                 --
    2002   Lowest contract charge 0.60% Class B         $ 69.94               --                 --        --              (10.65)%
           Highest contract charge 0.90% Class B (j)    $ 67.72               --                 --        --              (15.96)%
           All contract charges                              --              381           $ 26,647        --                  --
    2001   Lowest contract charge 0.60% Class B         $ 78.27               --                 --        --              (23.77)%
           Highest contract charge 0.90% Class B (j)         --               --                 --        --                  --
           All contract charges                              --               61           $  4,774      1.61%                 --
    2000   Lowest contract charge 0.60% Class B         $102.67               --                 --        --              (23.61)%
           Highest contract charge 0.90% Class B (j)         --               --                 --        --                  --
           All contract charges                              --               34           $  3,491      0.45%                 --
EQ/Alliance Premier Growth
--------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $134.65               --                 --        --                8.66%
           Highest contract charge 0.60% Class A (t)    $ 96.37               --                 --        --                8.00%
           All contract charges                              --               15           $  2,066        --                  --
    2003   Lowest contract charge 0.00% Class A (p)     $123.92               --                 --        --               23.50%
           Highest contract charge 0.60% Class A (t)    $ 89.23               --                 --        --               22.76%
           All contract charges                              --                8           $    953        --                  --
    2002   Lowest contract charge 0.00% Class A (p)     $100.34               --                 --        --               (9.22)%
           Highest contract charge 0.60% Class A (t)    $ 72.69               --                 --        --              (24.09)%
           All contract charges                              --               --                 --        --                  --
EQ/Alliance Premier Growth
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $ 68.20               --                 --        --                8.38%
           Highest contract charge 0.90% Class B        $ 64.84               --                 --        --                7.41%
           All contract charges                              --            1,445           $ 95,487        --                  --
    2003   Lowest contract charge 0.00% Class B         $ 62.92               --                 --        --               23.18%
           Highest contract charge 0.90% Class B        $ 60.37               --                 --        --               22.08%
           All contract charges                              --            1,544           $ 94,657        --                  --
    2002   Lowest contract charge 0.00% Class B         $ 51.08               --                 --        --              (31.15)%
           Highest contract charge 0.90% Class B        $ 49.45               --                 --        --              (31.77)%
           All contract charges                              --            1,555           $ 77,814        --                  --
    2001   Lowest contract charge 0.00% Class B         $ 74.19               --                 --        --              (23.96)%
           Highest contract charge 0.90% Class B        $ 72.48               --                 --        --              (24.65)%
           All contract charges                              --            1,549           $113,224        --                  --
    2000   Lowest contract charge 0.00% Class B         $ 97.57               --                 --        --              (18.34)%
           Highest contract charge 0.90% Class B        $ 96.19               --                 --        --              (19.12)%
           All contract charges                              --            4,242           $410,042      0.93%                 --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Quality Bond
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $201.85              --                 --          --              4.01%
           Highest contract charge 0.90% Class A        $171.99              --                 --          --              3.07%
           All contract charges                              --             594           $109,740        4.00%               --
    2003   Lowest contract charge 0.00% Class A         $194.07              --                 --          --              3.80%
           Highest contract charge 0.90% Class A        $166.87              --                 --          --              2.86%
           All contract charges                              --             745           $132,868        3.04%               --
    2002   Lowest contract charge 0.00% Class A         $186.96              --                 --          --              7.94%
           Highest contract charge 0.90% Class A        $162.22              --                 --          --              6.98%
           All contract charges                              --             836           $144,632        4.07 %              --
    2001   Lowest contract charge 0.00% Class A         $173.20              --                 --          --              8.29%
           Highest contract charge 0.90% Class A        $151.64              --                 --          --              7.31%
           All contract charges                              --             835           $134,227        3.06 %              --
    2000   Lowest contract charge 0.00% Class A         $159.94              --                 --          --             11.48%
           Highest contract charge 0.90% Class A        $141.31              --                 --          --             10.48%
           All contract charges                              --           3,123           $453,776        7.32 %              --
EQ/Alliance Quality Bond
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $138.48              --                 --          --              3.75%
           Highest contract charge 0.90% Class B (j)    $133.32              --                 --          --              2.81%
           All contract charges                              --             235           $ 31,367        4.00%               --
    2003   Lowest contract charge 0.60% Class B         $129.57              --                 --          --              2.91%
           Highest contract charge 0.90% Class B (j)    $129.67              --                 --          --              2.61%
           All contract charges                              --             222           $ 28,789        3.04%               --
    2002   Lowest contract charge 0.60% Class B         $125.90              --                 --          --              7.03%
           Highest contract charge 0.90% Class B (j)    $126.38              --                 --          --              6.45%
           All contract charges                              --             189           $ 23,795        4.07%               --
    2001   Lowest contract charge 0.60% Class B         $117.63              --                 --          --              7.36%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --                --
           All contract charges                              --              92           $ 10,822        3.06%               --
    2000   Lowest contract charge 0.60% Class B         $109.56              --                 --          --             10.62%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --                --
           All contract charges                              --              17           $  1,863        7.32%               --
EQ/Alliance Small Cap Growth (n)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $173.61              --                 --          --             14.27%
           Highest contract charge 0.90% Class A        $161.98              --                 --          --             13.24%
           All contract charges                              --             913           $152,710          --                --
    2003   Lowest contract charge 0.00% Class A         $151.93              --                 --          --             41.28%
           Highest contract charge 0.90% Class A        $143.04              --                 --          --             40.01%
           All contract charges                              --             928           $136,195          --                --
    2002   Lowest contract charge 0.00% Class A         $107.54              --                 --          --            (30.08)%
           Highest contract charge 0.90% Class A        $102.16              --                 --          --            (30.71)%
           All contract charges                              --             879           $ 91,735          --                --
    2001   Lowest contract charge 0.00% Class A         $153.80              --                 --          --            (13.02)%
           Highest contract charge 0.90% Class A        $147.44              --                 --          --            (13.80)%
           All contract charges                              --             838           $125,725        1.04%               --
    2000   Lowest contract charge 0.00% Class A         $176.81              --                 --          --             13.98%
           Highest contract charge 0.90% Class A        $171.05              --                 --          --             12.96%
           All contract charges                              --             817           $141,665          --                --
EQ/Alliance Small Cap Growth (n)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $129.95              --                 --          --             13.98%
           Highest contract charge 0.90% Class B        $122.60              --                 --          --             12.96%
           All contract charges                              --             408           $ 51,074          --                --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Small Cap Growth (n) (Continued)
--------------------------------------------
    2003  Lowest contract charge 0.00% Class B          $114.01              --                 --            --           40.93%
          Highest contract charge 0.90% Class B         $108.53              --                 --            --           39.67%
          All contract charges                               --             384           $ 42,360            --              --
    2002  Lowest contract charge 0.60% Class B          $ 78.76              --                 --            --          (30.66)%
          Highest contract charge 0.90% Class B         $ 77.71              --                 --            --          (30.87)%
          All contract charges                               --             312           $ 24,573            --              --
    2001  Lowest contract charge 0.60% Class B          $113.58              --                 --            --          (13.76)%
          Highest contract charge 0.90% Class B         $112.41              --                 --            --          (14.02)%
          All contract charges                               --             185           $ 21,012          1.04%             --
    2000  Lowest contract charge 0.60% Class B          $131.71              --                 --            --           12.97%
          Highest contract charge 0.90% Class B         $130.74              --                 --            --           12.63%
          All contract charges                               --              71           $  9,351            --              --
EQ/Bernstein Diversified Value (f)
----------------------------------
          Unit Value 0.00% to 0.60%*
    2004  Lowest contract charge 0.00% Class A (p)      $161.68              --                 --            --           13.73%
          Highest contract charge 0.60% Class A (t)     $119.95              --                 --            --           13.04%
          All contract charges                               --              74           $ 11,738          2.14%             --
    2003  Lowest contract charge 0.00% Class A (p)      $142.16              --                 --            --           29.06%
          Highest contract charge 0.60% Class A (t)     $106.11              --                 --            --           28.29%
          All contract charges                               --              28           $  3,921          1.15%             --
    2002  Lowest contract charge 0.00% Class A (p)      $110.15              --                 --            --           (0.72)%
          Highest contract charge 0.60% Class A (t)     $ 82.71              --                 --            --          (16.40)%
          All contract charges                               --               1           $     83          1.53%             --
EQ/Bernstein Diversified Value (f)
----------------------------------
          Unit Value 0.00% to 0.90%*
    2004  Lowest contract charge 0.00% Class B (e)      $122.91              --                 --            --           13.44%
          Highest contract charge 0.90% Class B (e)     $135.18              --                 --            --           12.42%
          All contract charges                               --           1,425           $191,881          2.14%             --
    2003  Lowest contract charge 0.00% Class B (e)      $108.34              --                 --            --           28.73%
          Highest contract charge 0.90% Class B (e)     $120.24              --                 --            --           27.58%
          All contract charges                               --           1,337           $159,330          1.15%             --
    2002  Lowest contract charge 0.00% Class B (e)      $ 84.16              --                 --            --          (13.64)%
          Highest contract charge 0.90% Class B (e)     $ 94.25              --                 --            --          (14.41)%
          All contract charges                               --           1,168           $108,579          1.53%             --
    2001  Lowest contract charge 0.00% Class B (e)      $ 97.45              --                 --            --           (0.92)%
          Highest contract charge 0.90% Class B (e)     $110.12              --                 --            --           (2.09)%
          All contract charges                               --             763           $ 82,335          1.39%             --
    2000  Lowest contract charge 0.60% Class B          $108.58              --                 --            --           (2.55)%
          Highest contract charge 0.60% Class B         $108.58              --                 --            --           (2.55)%
          All contract charges                               --               5           $    497          2.16%             --
EQ/Calvert Socially Responsible
-------------------------------
          Unit Value 0.00%*
    2004  Lowest contract charge 0.00% Class A (p)      $137.01              --                 --            --            3.85%
          Highest contract charge 0.00% Class A (p)     $137.01              --                 --            --            3.85%
          All contract charges                               --              --                 --            --              --
    2003  Lowest contract charge 0.00% Class A (p)      $131.93              --                 --            --           28.26%
          Highest contract charge 0.00% Class A (p)     $131.93              --                 --            --           28.26%
          All contract charges                               --               2           $      2            --              --
    2002  Lowest contract charge 0.00% Class A (p)      $102.86              --                 --            --           (4.27)%
          Highest contract charge 0.00% Class A (p)     $102.86              --                 --            --           (4.27)%
          All contract charges                               --              --                 --            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Calvert Socially Responsible
-------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $ 87.31              --                 --             --            3.59%
           Highest contract charge 0.90% Class B (j)    $ 83.16              --                 --             --            2.66%
           All contract charges                              --              --             $   11             --              --
    2003   Lowest contract charge 0.60% Class B (j)     $ 82.09              --                 --             --           27.19%
           Highest contract charge 0.90% Class B (j)    $ 81.01              --                 --             --           26.79%
           All contract charges                              --              --                 --             --              --
    2002   Lowest contract charge 0.60% Class B (j)     $ 64.54              --                 --             --          (19.40)%
           Highest contract charge 0.90% Class B (j)    $ 63.89              --                 --             --          (19.56)%
           All contract charges                              --              --                 --             --              --
EQ/Capital Guardian Growth
--------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $134.73              --                 --             --            5.80%
           Highest contract charge 0.00% Class A (p)    $134.73              --                 --             --            5.80%
           All contract charges                              --              --             $   59           0.53%             --
    2003   Lowest contract charge 0.00% Class A (p)     $127.35              --                 --             --           24.27%
           Highest contract charge 0.00% Class A (p)    $127.35              --                 --             --           24.27%
           All contract charges                              --              --             $   54           0.13%             --
    2002   Lowest contract charge 0.00% Class A (p)     $102.48              --                 --             --           (5.60)%
           Highest contract charge 0.00% Class A (p)    $102.48              --                 --             --           (5.60)%
           All contract charges                              --              --                 --           0.13%             --
EQ/Capital Guardian Growth
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (p)     $ 73.72              --                 --             --            5.53%
           Highest contract charge 0.90% Class B        $ 80.54              --                 --             --            4.58%
           All contract charges                              --              23             $1,801           0.53%             --
    2003   Lowest contract charge 0.60% Class B (p)     $ 68.73              --                 --             --           23.22%
           Highest contract charge 0.90% Class B        $ 77.01              --                 --             --           22.85%
           All contract charges                              --              25             $1,886           0.13%             --
    2002   Lowest contract charge 0.60% Class B (p)     $ 55.78              --                 --             --          (26.79)%
           Highest contract charge 0.90% Class B        $ 62.69              --                 --             --          (27.01)%
           All contract charges                              --              22             $1,359           0.13%             --
    2001   Lowest contract charge 0.60% Class B         $ 76.19              --                 --             --          (24.91)%
           Highest contract charge 0.90% Class B        $ 85.89              --                 --             --          (25.14)%
           All contract charges                              --              17             $1,333             --              --
    2000   Lowest contract charge 0.60% Class B         $101.47              --                 --             --          (18.27)%
           Highest contract charge 0.90% Class B        $114.73              --                 --             --          (18.51)%
           All contract charges                              --               7             $  781           1.03%             --
EQ/Capital Guardian International
---------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $161.71              --                 --             --           13.90%
           Highest contract charge 0.60% Class A (t)    $124.87              --                 --             --           13.22%
           All contract charges                              --               3             $  287           1.54%             --
    2003   Lowest contract charge 0.00% Class A (p)     $141.97              --                 --             --           32.95%
           Highest contract charge 0.60% Class A (t)    $110.29              --                 --             --           32.15%
           All contract charges                              --               1             $  208           0.99%             --
    2002   Lowest contract charge 0.00% Class A (p)     $106.79              --                 --             --           (1.90)%
           Highest contract charge 0.60% Class A (t)    $ 83.46              --                 --             --          (15.60)%
           All contract charges                              --              --                 --           1.71%             --
EQ/Capital Guardian International
---------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $106.66              --                 --             --           13.61%
           Highest contract charge 0.90% Class B        $101.31              --                 --             --           12.59%
           All contract charges                              --              31             $3,240           1.54%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian International (Continued)
---------------------------------------------
    2003   Lowest contract charge 0.60% Class B         $ 91.17              --                  --            --           31.82%
           Highest contract charge 0.90% Class B        $ 89.98              --                  --            --           31.43%
           All contract charges                              --              26             $ 2,330          0.99%             --
    2002   Lowest contract charge 0.60% Class B         $ 69.16              --                  --            --          (15.56)%
           Highest contract charge 0.90% Class B        $ 68.46              --                  --            --          (15.81)%
           All contract charges                              --              19             $ 1,314          1.71%             --
    2001   Lowest contract charge 0.60% Class B         $ 81.90              --                  --            --          (21.36)%
           Highest contract charge 0.90% Class B        $ 81.32              --                  --            --          (21.60)%
           All contract charges                              --               9             $   737          1.87%             --
    2000   Lowest contract charge 0.60% Class B         $104.15              --                  --            --          (19.58)%
           Highest contract charge 0.90% Class B        $103.73              --                  --            --          (19.82)%
           All contract charges                              --               4             $   417          0.66%             --
EQ/Capital Guardian Research (q)
--------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $159.34              --                  --            --           11.18%
           Highest contract charge 0.60% Class A (t)    $108.01              --                  --            --           10.52%
           All contract charges                              --               3             $   305          0.64%             --
    2003   Lowest contract charge 0.00% Class A (p)     $143.32              --                  --            --           31.55%
           Highest contract charge 0.60% Class A (t)    $ 97.73              --                  --            --           30.78%
           All contract charges                              --               1             $   111          0.37%             --
    2002   Lowest contract charge 0.00% Class A (p)     $108.94              --                  --            --           (2.26)%
           Highest contract charge 0.60% Class A (t)    $ 74.73              --                  --          0.37%         (22.93)%
           All contract charges                              --              --                  --            --              --
EQ/Capital Guardian Research (q)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $123.17              --                  --            --           10.90%
           Highest contract charge 0.90% Class B        $117.36              --                  --            --            9.91%
           All contract charges                              --             685             $82,149          0.64%             --
    2003   Lowest contract charge 0.00% Class B         $111.06              --                  --            --           31.49%
           Highest contract charge 0.90% Class B        $106.79              --                  --            --           30.31%
           All contract charges                              --             696             $75,658          0.37%             --
    2002   Lowest contract charge 0.00% Class B         $ 84.46              --                  --            --          (24.66)%
           Highest contract charge 0.90% Class B        $ 81.95              --                  --            --          (25.34)%
           All contract charges                              --             633             $52,561          0.37%             --
    2001   Lowest contract charge 0.00% Class B         $112.11              --                  --            --           (2.02)%
           Highest contract charge 0.90% Class B        $109.77              --                  --            --           (2.90)%
           All contract charges                              --              73             $ 8,107          0.26%             --
    2000   Lowest contract charge 0.00% Class B         $114.42              --                  --            --            5.92%
           Highest contract charge 0.90% Class B        $113.05              --                  --            --            5.07%
           All contract charges                              --              26             $ 2,960          2.11%             --
EQ/Capital Guardian U.S. Equity (m)
-----------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $167.47              --                  --            --            9.60%
           Highest contract charge 0.60% Class A (t)    $112.42              --                  --            --            8.94%
           All contract charges                              --              25             $ 4,035          0.51%             --
    2003   Lowest contract charge 0.00% Class A (p)     $152.80              --                  --            --           36.72%
           Highest contract charge 0.60% Class A (t)    $103.19              --                  --            --           35.91%
           All contract charges                              --               9             $ 1,254          0.25%             --
    2002   Lowest contract charge 0.00% Class A (p)     $111.76              --                  --            --           (1.73)%
           Highest contract charge 0.60% Class A (t)    $ 75.92              --                  --            --          (22.22)%
           All contract charges                              --              --                  --          0.54%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian U.S. Equity (m)
-----------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $119.65             --                  --            --          9.33%
           Highest contract charge 0.90% Class B        $114.01             --                  --            --          8.34%
           All contract charges                              --            500            $ 58,176          0.51%           --
    2003   Lowest contract charge 0.00% Class B         $109.44             --                  --            --         36.39%
           Highest contract charge 0.90% Class B        $105.23             --                  --            --         35.16%
           All contract charges                              --            451            $ 48,198          0.25%           --
    2002   Lowest contract charge 0.00% Class B         $ 80.24             --                  --            --        (23.67)%
           Highest contract charge 0.90% Class B        $ 77.86             --                  --            --        (24.36)%
           All contract charges                              --            309            $ 24,342          0.54%           --
    2001   Lowest contract charge 0.00% Class B         $105.12             --                  --            --         (2.01)%
           Highest contract charge 0.90% Class B        $102.92             --                  --            --         (2.90)%
           All contract charges                              --             88            $  9,137          0.48%           --
    2000   Lowest contract charge 0.00% Class B         $107.27             --                  --            --          3.58%
           Highest contract charge 0.90% Class B        $105.99             --                  --            --          2.66%
           All contract charges                              --             19            $  2,025          2.75%           --
EQ/Emerging Markets Equity
--------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $215.81             --                  --            --         23.93%
           Highest contract charge 0.00% Class A (p)    $215.81             --                  --            --         23.93%
           All contract charges                              --             21            $  4,490          0.71%           --
    2003   Lowest contract charge 0.00% Class A (p)     $174.14             --                  --            --         56.30%
           Highest contract charge 0.00% Class A (p)    $174.14             --                  --            --         56.30%
           All contract charges                              --              5            $    912          0.60%           --
    2002   Lowest contract charge 0.00% Class A (p)     $111.41             --                  --            --          0.40%
           Highest contract charge 0.00% Class A (p)    $111.41             --                  --            --          0.40%
           All contract charges                              --             --                  --            --            --
EQ/Emerging Markets Equity
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $117.64             --                  --            --         23.68%
           Highest contract charge 0.90% Class B        $110.06             --                  --            --         22.57%
           All contract charges                              --            879            $100,718          0.71%           --
    2003   Lowest contract charge 0.00% Class B         $ 95.11             --                  --            --         55.92%
           Highest contract charge 0.90% Class B        $ 89.79             --                  --            --         54.52%
           All contract charges                              --            756            $ 70,156          0.60%           --
    2002   Lowest contract charge 0.00% Class B         $ 61.00             --                  --            --         (5.91)%
           Highest contract charge 0.90% Class B        $ 58.11             --                  --            --         (6.76)%
           All contract charges                              --            684            $ 40,948            --            --
    2001   Lowest contract charge 0.00% Class B         $ 64.83             --                  --            --         (5.15)%
           Highest contract charge 0.90% Class B        $ 62.32             --                  --            --         (6.01)%
           All contract charges                              --            574            $ 36,716            --            --
    2000   Lowest contract charge 0.00% Class B         $ 68.35             --                  --            --        (40.12)%
           Highest contract charge 0.90% Class B        $ 66.30             --                  --            --        (40.59)%
           All contract charges                              --            584            $ 39,503          7.80%           --
EQ\Enterprise Equity
--------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $111.55             --                  --            --         12.42%
           Highest contract charge 0.00% Class B (y)    $111.55             --                  --            --         12.42%
           All contract charges                              --             --            $      9            --            --
EQ\Enterprise Equity Income
---------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $107.29             --                  --            --          9.15%
           Highest contract charge 0.00% Class B (y)    $107.29             --                  --            --          9.15%
           All contract charges                              --             --            $     50          2.06%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ\Enterprise Growth
--------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $104.97              --                 --        --                8.03%
           Highest contract charge 0.00% Class B (y)    $104.97              --                 --        --                8.03%
           All contract charges                              --              --           $      3      0.29%                 --
EQ\Enterprise Growth and Income
-------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $109.56              --                 --        --               11.78%
           Highest contract charge 0.00% Class B (y)    $109.56              --                 --        --               11.78%
           All contract charges                              --              --           $      6      1.75%                 --
EQ\Enterprise Small Company Growth
----------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $114.93              --                 --        --               14.19%
           Highest contract charge 0.00% Class B (y)    $114.93              --                 --        --               14.19%
           All contract charges                              --              --           $      4        --                  --
EQ\Enterprise Small Company Value
---------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $113.57              --                 --        --               13.62%
           Highest contract charge 0.00% Class B (y)    $113.57              --                 --        --               13.62%
           All contract charges                              --               1           $    138      9.13%                 --
EQ/Equity 500 Index (h)
-----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $299.58              --                 --        --               10.51%
           Highest contract charge 0.90% Class A        $274.48              --                 --        --                9.51%
           All contract charges                              --           2,172           $619,922      1.66%                 --
    2003   Lowest contract charge 0.00% Class A         $271.10              --                 --        --               28.14%
           Highest contract charge 0.90% Class A        $250.64              --                 --        --               26.99%
           All contract charges                              --           2,240           $581,816      1.31%                 --
    2002   Lowest contract charge 0.00% Class A         $211.57              --                 --        --              (22.19)%
           Highest contract charge 0.90% Class A        $197.37              --                 --        --              (22.89)%
           All contract charges                              --           2,206           $448,827      1.17%                 --
    2001   Lowest contract charge 0.00% Class A         $271.91              --                 --        --              (11.94)%
           Highest contract charge 0.90% Class A        $255.97              --                 --        --              (12.74)%
           All contract charges                              --           2,153           $565,538      1.04%                 --
    2000   Lowest contract charge 0.00% Class A         $308.78              --                 --        --              ( 9.58)%
           Highest contract charge 0.90% Class A        $293.34              --                 --        --              (10.39)%
           All contract charges                              --           2,097           $628,870      0.64%                 --
EQ/Equity 500 Index (h)
-----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00%(2) Class B      $ 92.28              --                 --        --               10.23%
           Highest contract charge 0.90% Class B (b)    $104.03              --                 --        --                9.24%
           All contract charges                              --           1,115           $102,792      1.66%                 --
    2003   Lowest contract charge 0.60% Class B         $ 84.13              --                 --        --               27.05%
           Highest contract charge 0.90% Class B (b)    $ 95.23              --                 --        --               26.67%
           All contract charges                              --           1,053           $ 88,633      1.31%                 --
    2002   Lowest contract charge 0.60% Class B         $ 66.22              --                 --        --              (22.86)%
           Highest contract charge 0.90% Class B (b)    $ 75.18              --                 --        --              (23.09)%
           All contract charges                              --             869           $ 57,545      1.17%                 --
    2001   Lowest contract charge 0.60% Class B         $ 85.84              --                 --        --              (12.69)%
           Highest contract charge 0.90% Class B (b)    $ 97.75              --                 --        --              (12.95)%
           All contract charges                              --             575           $ 49,358      1.04%                 --
    2000   Lowest contract charge 0.60% Class B         $ 98.32              --                 --        --              (10.34)%
           Highest contract charge 0.90% Class B (b)    $112.30              --                 --        --              (10.66)%
           All contract charges                              --             302           $ 29,693      0.64%                 --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Evergreen Omega
------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $151.49             --                  --            --           7.31%
           Highest contract charge 0.00% Class A (p)    $151.49             --                  --            --           7.31%
           All contract charges                              --             --             $    15          0.31%            --
    2003   Lowest contract charge 0.00% Class A (p)     $141.17             --                  --            --          38.50%
           Highest contract charge 0.00% Class A (p)    $141.17             --                  --            --          38.50%
           All contract charges                              --             --                  --            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $101.93             --                  --            --          (5.46)%
           Highest contract charge 0.00% Class A (p)    $101.93             --                  --            --          (5.46)%
           All contract charges                              --             --                  --            --             --
EQ/Evergreen Omega
------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $ 88.21             --                  --            --           7.04%
           Highest contract charge 0.90% Class B        $ 84.05             --                  --            --           6.08%
           All contract charges                              --            117             $ 9,923          0.31%            --
    2003   Lowest contract charge 0.00% Class B         $ 82.41             --                  --            --          38.20%
           Highest contract charge 0.90% Class B        $ 79.24             --                  --            --          36.97%
           All contract charges                              --             90             $ 7,099            --             --
    2002   Lowest contract charge 0.00% Class B         $ 59.63             --                  --            --         (24.01)%
           Highest contract charge 0.90% Class B        $ 57.85             --                  --            --         (24.70)%
           All contract charges                              --             33             $ 1,884            --             --
    2001   Lowest contract charge 0.00% Class B         $ 78.47             --                  --            --         (17.01)%
           Highest contract charge 0.90% Class B        $ 76.83             --                  --            --         (17.76)%
           All contract charges                              --             16             $ 1,214          0.01%            --
    2000   Lowest contract charge 0.00% Class B         $ 94.55             --                  --            --         (11.66)%
           Highest contract charge 0.90% Class B        $ 93.42             --                  --            --         (12.50)%
           All contract charges                              --              5             $   455          0.36%            --
EQ/FI Mid Cap
-------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $181.73             --                  --            --          16.32%
           Highest contract charge 0.60% Class A (t)    $133.95             --                  --            --          15.62%
           All contract charges                              --             44             $ 7,793          6.76%            --
    2003   Lowest contract charge 0.00% Class A (p)     $156.23             --                  --            --          43.98%
           Highest contract charge 0.60% Class A (t)    $115.85             --                  --            --          43.11%
           All contract charges                              --             18             $ 2,718            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $108.51             --                  --            --          (0.62)%
           Highest contract charge 0.60% Class A (t)    $ 80.95             --                  --            --         (18.25)%
           All contract charges                              --             --                  --          0.02%            --
EQ/FI Mid Cap
-------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (b)     $118.14             --                  --            --          16.03%
           Highest contract charge 0.90% Class B (c)    $113.60             --                  --            --          14.98%
           All contract charges                              --            761             $87,965          6.76%            --
    2003   Lowest contract charge 0.00% Class B (b)     $101.82             --                  --            --          43.61%
           Highest contract charge 0.90% Class B (c)    $ 98.80             --                  --            --          42.32%
           All contract charges                              --            667             $66,774            --             --
    2002   Lowest contract charge 0.00% Class B (b)     $ 70.90             --                  --            --         (18.47)%
           Highest contract charge 0.90% Class B (c)    $ 69.42             --                  --            --         (19.20)%
           All contract charges                              --            427             $29,884          0.02%            --
    2001   Lowest contract charge 0.00% Class B (b)     $ 86.96             --                  --            --         (13.41)%
           Highest contract charge 0.90% Class B (c)    $ 85.92             --                  --            --         (14.19)%
           All contract charges                              --            174             $15,015          0.24%            --
    2000   Lowest contract charge 0.00% Class B (b)     $100.42             --                  --            --           0.46%
           Highest contract charge 0.90% Class B (c)    $100.13             --                  --            --           0.13%
           All contract charges                              --             15             $ 1,504          0.39%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/FI Small/Mid Cap Value
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $169.09              --                 --            --          18.14%
           Highest contract charge 0.60% Class A (t)    $125.77              --                 --            --          17.43%
           All contract charges                              --              50           $  8,171          9.30%            --
    2003   Lowest contract charge 0.00% Class A (p)     $143.12              --                 --            --          33.60%
           Highest contract charge 0.60% Class A (t)    $107.10              --                 --            --          32.80%
           All contract charges                              --              23           $  3,150          0.32%            --
    2002   Lowest contract charge 0.00% Class A (p)     $107.13              --                 --            --          (0.82)%
           Highest contract charge 0.60% Class A (t)    $ 80.65              --                 --            --         (22.04)%
           All contract charges                              --               1           $    107          0.65%            --
EQ/FI Small/Mid Cap Value
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $159.85              --                 --            --          17.85%
           Highest contract charge 0.90% Class B        $149.15              --                 --            --          16.79%
           All contract charges                              --           1,372           $210,017          9.30%            --
    2003   Lowest contract charge 0.00% Class B         $135.65              --                 --            --          33.26%
           Highest contract charge 0.90% Class B        $127.71              --                 --            --          32.06%
           All contract charges                              --           1,316           $171,897          0.32%            --
    2002   Lowest contract charge 0.00% Class B         $101.79              --                 --            --         (14.71)%
           Highest contract charge 0.90% Class B        $ 96.70              --                 --            --         (15.47)%
           All contract charges                              --           1,201           $118,413          0.65%            --
    2001   Lowest contract charge 0.00% Class B         $119.34              --                 --            --           4.00%
           Highest contract charge 0.90% Class B        $114.40              --                 --            --           3.06%
           All contract charges                              --             692           $ 78,729          0.71%            --
    2000   Lowest contract charge 0.00% Class B         $114.75              --                 --            --           5.13%
           Highest contract charge 0.90% Class B        $111.01              --                 --            --           4.20%
           All contract charges                              --             335           $ 37,711          1.01%            --
EQ/J.P. Morgan Core Bond
------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $110.55              --                 --            --           4.36%
           Highest contract charge 0.60% Class A (t)    $116.38              --                 --            --           3.73%
           All contract charges                              --              50           $  5,596          5.04%            --
    2003   Lowest contract charge 0.00% Class A (p)     $105.93              --                 --            --           3.60%
           Highest contract charge 0.60% Class A (t)    $112.19              --                 --            --           2.98%
           All contract charges                              --              19           $  2,008          3.36%            --
    2002   Lowest contract charge 0.00% Class A (p)     $102.25              --                 --            --           2.18%
           Highest contract charge 0.60% Class A (t)    $108.95              --                 --            --           7.30%
           All contract charges                              --              --                 --          6.36%            --
EQ/J.P. Morgan Core Bond
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B(2)      $116.85              --                 --            --           4.10%
           Highest contract charge 0.90% Class B        $138.00              --                 --            --           3.16%
           All contract charges                              --              80           $ 11,132          5.04%            --
    2003   Lowest contract charge 0.60% Class B         $133.66              --                 --            --           2.75%
           Highest contract charge 0.90% Class B        $133.77              --                 --            --           2.44%
           All contract charges                              --              76           $ 10,330          3.36%            --
    2002   Lowest contract charge 0.60% Class B         $130.09              --                 --            --           8.92%
           Highest contract charge 0.90% Class B        $130.58              --                 --            --           8.59%
           All contract charges                              --              91           $ 11,964          6.36%            --
    2001   Lowest contract charge 0.60% Class B         $119.43              --                 --            --           7.29%
           Highest contract charge 0.90% Class B        $120.52              --                 --            --           6.97%
           All contract charges                              --              39           $  4,706          6.57%            --
    2000   Lowest contract charge 0.60% Class B         $111.31              --                 --            --          10.82%
           Highest contract charge 0.90% Class B        $112.42              --                 --            --           9.99%
           All contract charges                                               9           $  1,008         12.68%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Janus Large Cap Growth
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $147.47             --                  --            --          12.43%
           Highest contract charge 0.60% Class A (t)    $ 99.96             --                  --            --          11.75%
           All contract charges                              --              1             $    81          0.25%            --
    2003   Lowest contract charge 0.00% Class A (p)     $131.17             --                  --            --          26.17%
           Highest contract charge 0.60% Class A (t)    $ 89.45             --                  --            --          25.42%
           All contract charges                              --             --                  --            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $103.96             --                  --            --          (5.93)%
           Highest contract charge 0.60% Class A (t)    $ 44.64             --                  --            --         (24.00)%
           All contract charges                              --             --                  --            --             --
EQ/Janus Large Cap Growth
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (c)     $ 63.89             --                  --            --          12.15%
           Highest contract charge 0.90% Class B (c)    $ 61.44             --                  --            --          11.14%
           All contract charges                              --            383             $23,929          0.25%            --
    2003   Lowest contract charge 0.00% Class B (c)     $ 56.97             --                  --            --          25.85%
           Highest contract charge 0.90% Class B (c)    $ 55.28             --                  --            --          24.73%
           All contract charges                              --            383             $21,531            --             --
    2002   Lowest contract charge 0.00% Class B (c)     $ 45.27             --                  --            --         (30.31)%
           Highest contract charge 0.90% Class B (c)    $ 44.32             --                  --            --         (30.94)%
           All contract charges                              --            353             $15,788            --             --
    2001   Lowest contract charge 0.00% Class B (c)     $ 64.96             --                  --            --         (22.96)%
           Highest contract charge 0.90% Class B (c)    $ 64.18             --                  --            --         (23.66)%
           All contract charges                              --            211             $13,611          0.01%            --
    2000   Lowest contract charge 0.00% Class B (c)     $ 84.32             --                  --            --         (15.70)%
           Highest contract charge 0.90% Class B (c)    $ 84.07             --                  --            --         (15.93)%
           All contract charges                              --             42             $ 3,534          0.33%            --
EQ/JP Morgan Value Opportunities
--------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $154.06             --                  --            --          11.16%
           Highest contract charge 0.00% Class A (p)    $154.06             --                  --            --          11.16%
           All contract charges                              --             --             $    53          1.28%            --
    2003   Lowest contract charge 0.00% Class A (p)     $138.60             --                  --            --          27.13%
           Highest contract charge 0.00% Class A (p)    $138.60             --                  --            --          27.13%
           All contract charges                              --             --                  --          1.21%            --
    2002   Lowest contract charge 0.00% Class A (p)     $109.02             --                  --            --          (1.66)%
           Highest contract charge 0.00% Class A (p)    $109.02             --                  --            --          (1.66)%
           All contract charges                              --             --                  --          1.45%            --
EQ/JP Morgan Value Opportunities
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $146.48             --                  --            --          10.88%
           Highest contract charge 0.90% Class B        $136.67             --                  --            --           9.88%
           All contract charges                              --            249             $34,012          1.28%            --
    2003   Lowest contract charge 0.00% Class B         $132.10             --                  --            --          26.81%
           Highest contract charge 0.90% Class B        $124.37             --                  --            --          25.67%
           All contract charges                              --            267             $33,056          1.21%            --
    2002   Lowest contract charge 0.00% Class B         $104.17             --                  --            --         (19.06)%
           Highest contract charge 0.90% Class B        $ 98.97             --                  --            --         (19.78)%
           All contract charges                              --            266             $26,258          1.45%            --
    2001   Lowest contract charge 0.00% Class B         $128.70             --                  --            --          (6.81)%
           Highest contract charge 0.90% Class B        $123.38             --                  --            --          (7.65)%
           All contract charges                              --            235             $28,929          1.02%            --
    2000   Lowest contract charge 0.00% Class B         $138.10             --                  --            --           6.78%
           Highest contract charge 0.90% Class B        $133.60             --                  --            --           5.82%
           All contract charges                              --            183             $24,484          1.05%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Lazard Small Cap Value
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $177.17             --                  --            --          17.40%
           Highest contract charge 0.60% Class A (p)    $175.86             --                  --            --          16.70%
           All contract charges                              --             28             $ 4,964         16.41%            --
    2003   Lowest contract charge 0.00% Class A (p)     $150.91             --                  --            --          37.74%
           Highest contract charge 0.60% Class A (p)    $150.69             --                  --            --          37.54%
           All contract charges                              --              9             $ 1,357          0.95%            --
    2002   Lowest contract charge 0.00% Class A (p)     $109.56             --                  --            --          (1.84)%
           Highest contract charge 0.00% Class A (p)    $109.56             --                  --            --             --
           All contract charges                              --             --                  --          0.76%            --
EQ/Lazard Small Cap Value
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $190.60             --                  --            --          17.11%
           Highest contract charge 0.90% Class B        $179.82             --                  --            --          16.05%
           All contract charges                              --             66             $11,982         16.41%            --
    2003   Lowest contract charge 0.00% Class B         $162.76             --                  --            --          37.38%
           Highest contract charge 0.90% Class B        $154.95             --                  --            --          36.15%
           All contract charges                              --             21             $ 3,288          0.95%            --
    2002   Lowest contract charge 0.60% Class B (c)     $115.35             --                  --            --         (14.37)%
           Highest contract charge 0.90% Class B        $113.81             --                  --            --         (14.63)%
           All contract charges                              --             21             $ 2,395          0.76%            --
    2001   Lowest contract charge 0.60% Class B (c)     $134.71             --                  --            --          17.04%
           Highest contract charge 0.90% Class B        $133.32             --                  --            --          16.68%
           All contract charges                              --             17             $ 2,269          7.28%            --
    2000   Lowest contract charge 0.60% Class B (c)     $115.10             --                  --            --          17.81%
           Highest contract charge 0.90% Class B        $114.26             --                  --            --          17.45%
           All contract charges                              --              1             $   115          5.58%            --
EQ/Marsico Focus
----------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $141.05             --                  --            --          10.79%
           Highest contract charge 0.60% Class A (p)    $140.01             --                  --            --          10.12%
           All contract charges                              --             67             $ 9,512            --             --
    2003   Lowest contract charge 0.00% Class A (p)     $127.32             --                  --            --          31.43%
           Highest contract charge 0.60% Class A (p)    $127.14             --                  --            --          31.25%
           All contract charges                              --             28             $ 3,544            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $ 96.87             --                  --            --          (6.15)%
           Highest contract charge 0.00% Class A (p)    $ 96.87             --                  --            --             --
           All contract charges                              --             --                  --          0.04%            --
EQ/Marsico Focus
----------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (d)     $136.17             --                  --            --          10.51%
           Highest contract charge 0.90% Class B (d)    $132.24             --                  --            --           9.52%
           All contract charges                              --            594             $79,394            --             --
    2003   Lowest contract charge 0.00% Class B (d)     $123.22             --                  --            --          31.13%
           Highest contract charge 0.90% Class B (d)    $120.75             --                  --            --          29.95%
           All contract charges                              --            540             $65,568            --             --
    2002   Lowest contract charge 0.00% Class B (d)     $ 93.97             --                  --            --         (11.56)%
           Highest contract charge 0.90% Class B (d)    $ 92.92             --                  --            --         (12.35)%
           All contract charges                              --            230             $21,469          0.04%            --
    2001   Lowest contract charge 0.00% Class B (d)     $106.25             --                  --            --           6.25%
           Highest contract charge 0.90% Class B (d)    $106.01             --                  --            --           6.01%
           All contract charges                              --              7             $   743            --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Mercury Basic Value Equity
-----------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $165.39             --                  --            --          10.85%
           Highest contract charge 0.60% Class A (v)    $164.16             --                  --            --          10.18%
           All contract charges                              --             39            $  6,328          5.21%            --
    2003   Lowest contract charge 0.00% Class A (p)     $149.21             --                  --            --          31.54%
           Highest contract charge 0.60% Class A (v)    $148.99             --                  --            --          31.35%
           All contract charges                              --             14            $  2,125          0.45%            --
    2002   Lowest contract charge 0.00% Class A (p)     $113.43             --                  --            --          (1.08)%
           Highest contract charge 0.00% Class A (p)    $113.43             --                  --            --             --
           All contract charges                              --             --                  --          1.20%            --
EQ/Mercury Basic Value Equity
-----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $221.53             --                  --            --          10.57%
           Highest contract charge 0.90% Class B        $206.70             --                  --            --           9.57%
           All contract charges                              --            884            $184,573          5.21%            --
    2003   Lowest contract charge 0.00% Class B         $200.36             --                  --            --          31.19%
           Highest contract charge 0.90% Class B        $188.64             --                  --            --          30.02%
           All contract charges                              --            845            $160,643          0.45%            --
    2002   Lowest contract charge 0.00% Class B         $152.72             --                  --            --         (16.66)%
           Highest contract charge 0.90% Class B        $145.09             --                  --            --         (17.41)%
           All contract charges                              --            775            $113,095          1.20%            --
    2001   Lowest contract charge 0.00% Class B         $183.25             --                  --            --           5.53%
           Highest contract charge 0.90% Class B        $175.68             --                  --            --           4.58%
           All contract charges                              --            552            $ 97,486          3.87%            --
    2000   Lowest contract charge 0.00% Class B         $173.64             --                  --            --          11.81%
           Highest contract charge 0.90% Class B        $167.99             --                  --            --          10.81%
           All contract charges                              --            316            $ 53,489          5.50%            --
EQ/Mercury International Value (l)
----------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $165.41             --                  --            --          21.95%
           Highest contract charge 0.60% Class A (t)    $126.22             --                  --            --          21.22%
           All contract charges                              --             34            $  5,468          1.67%            --
    2003   Lowest contract charge 0.00% Class A (p)     $135.63             --                  --            --          28.37%
           Highest contract charge 0.60% Class A (t)    $104.12             --                  --            --          27.60%
           All contract charges                              --             15            $  2,057          2.00%            --
    2002   Lowest contract charge 0.00% Class A (p)     $105.66             --                  --            --          (1.56)%
           Highest contract charge 0.60% Class A (t)    $ 81.60             --                  --            --         (17.98)%
           All contract charges                              --             --                  --          1.34%            --
EQ/Mercury International Value (l)
----------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $123.09             --                  --            --          21.64%
           Highest contract charge 0.90% Class B        $128.70             --                  --            --          20.55%
           All contract charges                              --            846            $109,326          1.67%            --
    2003   Lowest contract charge 0.00% Class B         $101.19             --                  --            --          28.04%
           Highest contract charge 0.90% Class B        $106.76             --                  --            --          26.89%
           All contract charges                              --            780            $ 83,414          2.00%            --
    2002   Lowest contract charge 0.00% Class B         $ 79.03             --                  --            --         (17.87)%
           Highest contract charge 0.90% Class B        $ 84.14             --                  --            --         (17.39)%
           All contract charges                              --            714            $ 59,941          1.34%            --
    2001   Lowest contract charge 0.60% Class B         $100.79             --                  --            --         (22.00)%
           Highest contract charge 0.90% Class B        $101.85             --                  --            --         (22.23)%
           All contract charges                              --              6            $    605          0.96%            --
    2000   Lowest contract charge 0.60% Class B         $129.21             --                  --            --         (12.84)%
           Highest contract charge 0.90% Class B        $130.96             --                  --            --         (13.10)%
           All contract charges                              --              3            $    388         16.34%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/MFS Emerging Growth Companies
--------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $150.63              --                 --            --          12.90%
           Highest contract charge 0.60% Class A (t)    $100.02              --                 --            --          12.23%
           All contract charges                              --              13           $  1,988            --             --
    2003   Lowest contract charge 0.00% Class A (p)     $133.42              --                 --            --          29.63%
           Highest contract charge 0.60% Class A (t)    $ 89.12              --                 --            --          28.86%
           All contract charges                              --               6           $    785            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $102.92              --                 --            --          (4.69)%
           Highest contract charge 0.60% Class A (t)    $ 69.16              --                 --            --         (27.95)%
           All contract charges                              --              --                 --            --             --
EQ/MFS Emerging Growth Companies
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $146.44              --                 --            --          12.62%
           Highest contract charge 0.90% Class B        $136.63              --                 --            --          11.61%
           All contract charges                              --           1,240           $169,470            --             --
    2003   Lowest contract charge 0.00% Class B         $130.03              --                 --            --          29.30%
           Highest contract charge 0.90% Class B        $122.42              --                 --            --          28.15%
           All contract charges                              --           1,358           $165,227            --             --
    2002   Lowest contract charge 0.00% Class B         $100.56              --                 --            --         (34.32)%
           Highest contract charge 0.90% Class B        $ 95.53              --                 --            --         (34.92)%
           All contract charges                              --           1,308           $127,324            --             --
    2001   Lowest contract charge 0.00% Class B         $153.10              --                 --            --         (34.05)%
           Highest contract charge 0.90% Class B        $146.78              --                 --            --         (34.65)%
           All contract charges                              --           1,480           $216,125          0.02%            --
    2000   Lowest contract charge 0.00% Class B         $232.15              --                 --            --         (18.56)%
           Highest contract charge 0.90% Class B        $224.60              --                 --            --         (19.56)%
           All contract charges                              --           1,392           $312,585          2.02%            --
EQ/MFS Investors Trust
----------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $141.33              --                 --            --          11.68%
           Highest contract charge 0.60% Class A (t)    $105.89              --                 --            --          11.01%
           All contract charges                              --              --           $      8          0.57%            --
    2003   Lowest contract charge 0.00% Class A (p)     $126.55              --                 --            --          22.33%
           Highest contract charge 0.60% Class A (t)    $ 95.39              --                 --            --          21.59%
           All contract charges                              --              --                 --          0.54%            --
    2002   Lowest contract charge 0.00% Class A (p)     $103.45              --                 --            --          (4.00)%
           Highest contract charge 0.60% Class A (t)    $ 78.45              --                 --            --          (4.00)%
           All contract charges                              --              --                 --          0.73%            --
EQ/MFS Investors Trust
----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $ 92.74              --                 --            --          11.40%
           Highest contract charge 0.90% Class B        $ 88.18              --                 --            --          10.40%
           All contract charges                              --             121           $ 10,876          0.57%            --
    2003   Lowest contract charge 0.00% Class B         $ 83.25              --                 --            --          22.03%
           Highest contract charge 0.90% Class B        $ 79.88              --                 --            --          20.93%
           All contract charges                              --             126           $ 10,256          0.54%            --
    2002   Lowest contract charge 0.00% Class B         $ 68.22              --                 --            --         (21.01)%
           Highest contract charge 0.90% Class B        $ 66.05              --                 --            --         (21.71)%
           All contract charges                              --              94           $  6,281          0.73%            --
    2001   Lowest contract charge 0.00% Class B         $ 86.36              --                 --            --         (15.98)%
           Highest contract charge 0.90% Class B        $ 84.37              --                 --            --         (16.74)%
           All contract charges                              --              48           $  4,088          0.54%            --
    2000   Lowest contract charge 0.00% Class B         $102.79              --                 --            --          (0.77)%
           Highest contract charge 0.90% Class B        $101.34              --                 --            --          (1.58)%
           All contract charges                              --              22           $  2,243          0.54%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Money Market
---------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $148.04              --                 --            --         1.03%
           Highest contract charge 0.90% Class A        $143.42              --                 --            --         0.12%
           All contract charges                              --           1,338           $249,556          0.94%          --
    2003   Lowest contract charge 0.00% Class A         $146.53              --                 --            --         0.82%
           Highest contract charge 0.90% Class A        $143.25              --                 --            --        (0.08)%
           All contract charges                              --           1,619           $304,460          0.88%          --
    2002   Lowest contract charge 0.00% Class A         $145.34              --                 --            --         1.49%
           Highest contract charge 0.90% Class A        $143.37              --                 --            --         0.58%
           All contract charges                              --           1,949           $364,995          1.36%          --
    2001   Lowest contract charge 0.00% Class A         $143.20              --                 --            --         3.85%
           Highest contract charge 0.90% Class A        $142.55              --                 --            --         2.92%
           All contract charges                              --           1,988           $379,992          3.41%          --
    2000   Lowest contract charge 0.00% Class A         $137.89              --                 --            --         6.24%
           Highest contract charge 0.90% Class A        $138.51              --                 --            --         5.30%
           All contract charges                              --           1,925           $359,749          5.76%          --
EQ/Money Market
---------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $148.04              --                 --            --         1.03%
           Highest contract charge 0.90% Class B        $113.71              --                 --            --        (0.13)%
           All contract charges                              --             595           $ 69,122          0.94%          --
    2003   Lowest contract charge 0.00% Class B         $146.53              --                 --            --         0.82%
           Highest contract charge 0.90% Class B        $113.86              --                 --            --        (0.34)%
           All contract charges                              --             706           $ 81,841          0.88%          --
    2002   Lowest contract charge 0.60% Class B         $115.79              --                 --            --         0.63%
           Highest contract charge 0.90% Class B        $114.25              --                 --            --         0.32%
           All contract charges                              --             919           $106,411          1.36%          --
    2001   Lowest contract charge 0.60% Class B         $115.07              --                 --            --         2.94%
           Highest contract charge 0.90% Class B        $113.88              --                 --            --         2.63%
           All contract charges                              --             778           $ 89,524          3.41%          --
    2000   Lowest contract charge 0.60% Class B         $111.78              --                 --            --         5.36%
           Highest contract charge 0.90% Class B        $110.96              --                 --            --         5.05%
           All contract charges                              --             340           $ 38,005          5.76%          --
EQ/Small Company Index
----------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $192.20              --                 --            --        17.98%
           Highest contract charge 0.60% Class A (t)    $168.29              --                 --            --        17.28%
           All contract charges                              --             114           $ 19,205          5.08%          --
    2003   Lowest contract charge 0.00% Class A (p)     $162.91              --                 --            --        46.22%
           Highest contract charge 0.60% Class A (t)    $143.50              --                 --            --        36.87%
           All contract charges                              --              51           $  7,341          0.36%          --
    2002   Lowest contract charge 0.60% Class A (p)     $111.41              --                 --            --        (0.43)%
           Highest contract charge 0.60% Class A (t)    $ 76.53              --                 --            --       (25.07)%
           All contract charges                              --              --                 --          0.68%          --
EQ/Small Company Index
----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $141.99              --                 --            --        17.67%
           Highest contract charge 0.90% Class B        $148.06              --                 --            --        16.61%
           All contract charges                              --              42           $  6,602          5.08%          --
    2003   Lowest contract charge 0.60% Class B         $129.07              --                 --            --        44.99%
           Highest contract charge 0.90% Class B        $126.96              --                 --            --        44.55%
           All contract charges                              --              24           $  3,263          0.36%          --
    2002   Lowest contract charge 0.60% Class B         $ 89.02              --                 --            --       (21.39)%
           Highest contract charge 0.90% Class B        $ 87.83              --                 --            --       (21.63)%
           All contract charges                              --               6           $    533          0.68%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
----------------------------------
    2001   Lowest contract charge 0.60% Class B         $113.24             --                 --             --           1.44%
           Highest contract charge 0.90% Class B        $112.07             --                 --             --           1.13%
           All contract charges                              --              5             $  566           1.15%            --
    2000   Lowest contract charge 0.60% Class B         $111.63             --                 --             --          (3.98)%
           Highest contract charge 0.90% Class B        $110.81             --                 --             --          (4.26)%
           All contract charges                              --             --                 --          15.71%            --
Fidelity VIP Asset Manager: Growth
----------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $125.62             --                 --             --           5.63%
           Highest contract charge 0.00% Class B (v)    $125.62             --                 --             --           5.63%
           All contract charges                              --             11             $1,376           1.89%            --
    2003   Lowest contract charge 0.00% Class B (v)     $118.93             --                 --             --          18.93%
           Highest contract charge 0.00% Class B (v)    $118.93             --                 --             --          18.93%
           All contract charges                              --             10             $1,163             --             --
Fidelity VIP Contrafund
-----------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $146.29             --                 --             --          15.16%
           Highest contract charge 0.00% Class B (v)    $146.29             --                 --             --          15.16%
           All contract charges                              --             59             $8,579           0.12%            --
    2003   Lowest contract charge 0.00% Class B (v)     $127.04             --                 --             --          27.04%
           Highest contract charge 0.00% Class B (v)    $127.04             --                 --             --          27.04%
           All contract charges                              --             23             $2,906             --             --
Fidelity VIP Equity-Income
--------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $144.62             --                 --             --          11.23%
           Highest contract charge 0.00% Class B (v)    $144.62             --                 --             --          11.23%
           All contract charges                              --             34             $4,942           1.39%            --
    2003   Lowest contract charge 0.00% Class B (v)     $130.01             --                 --             --          30.01%
           Highest contract charge 0.00% Class B (v)    $130.01             --                 --             --          30.01%
           All contract charges                              --             20             $2,550             --             --
Fidelity VIP Growth & Income
----------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $123.99             --                 --             --           5.52%
           Highest contract charge 0.00% Class B (v)    $123.99             --                 --             --           5.52%
           All contract charges                              --             17             $2,064           0.67%            --
    2003   Lowest contract charge 0.00% Class B (v)     $117.50             --                 --             --          17.50%
           Highest contract charge 0.00% Class B (v)    $117.50             --                 --             --          17.50%
           All contract charges                              --             14             $1,689             --             --
Fidelity VIP High Income
------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $125.04             --                 --             --           9.38%
           Highest contract charge 0.00% Class B (v)    $125.04             --                 --             --           9.38%
           All contract charges                              --             24             $2,950           7.19%            --
    2003   Lowest contract charge 0.00% Class B (v)     $114.31             --                 --             --          14.31%
           Highest contract charge 0.00% Class B (v)    $114.31             --                 --             --          14.31%
           All contract charges                              --             22             $2,470             --             --
Fidelity VIP Investment Grade Bond
----------------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $106.72             --                 --             --           4.19%
           Highest contract charge 0.00% Class B (v)    $106.72             --                 --             --           4.19%
           All contract charges                              --             60             $6,408           4.97%            --
    2003   Lowest contract charge 0.00% Class B (v)     $102.43             --                 --             --           2.43%
           Highest contract charge 0.00% Class B (v)    $102.43             --                 --             --           2.43%
           All contract charges                              --             36             $3,681             --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
Fidelity VIP Mid Cap
--------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $179.46             --                  --            --          24.66%
           Highest contract charge 0.00% Class B (v)    $179.46             --                  --            --          24.60%
           All contract charges                              --             61             $11,035            --             --
    2003   Lowest contract charge 0.00% Class B (v)     $143.96             --                  --            --          17.50%
           Highest contract charge 0.00% Class B (v)    $143.96             --                  --            --          17.50%
           All contract charges                              --             12             $ 1,693            --             --
Fidelity VIP Value
------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $141.88             --                  --            --          10.93%
           Highest contract charge 0.00% Class B (v)    $141.88             --                  --            --          10.93%
           All contract charges                              --             10             $ 1,468          1.17%            --
    2003   Lowest contract charge 0.00% Class B (v)     $127.90             --                  --            --          27.90%
           Highest contract charge 0.00% Class B (v)    $127.90             --                  --            --          27.90%
           All contract charges                              --              7             $   858          0.30%            --
Fidelity VIP Value Strategies
-----------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $175.60             --                  --            --          13.84%
           Highest contract charge 0.00% Class B (v)    $175.60             --                  --            --          13.84%
           All contract charges                              --             16             $ 2,847          0.22%            --
    2003   Lowest contract charge 0.00% Class B (v)     $154.26             --                  --            --          54.26%
           Highest contract charge 0.00% Class B (v)    $154.26             --                  --            --          54.26%
           All contract charges                              --             17             $ 2,549          0.47%            --
Landus Rosenberg VIT Value Long/Short Equity Fund
-------------------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (v)     $ 99.90             --                  --            --           3.63%
           Highest contract charge 0.90% Class B (v)    $ 98.39             --                  --            --           2.70%
           All contract charges                              --             46             $ 4,597            --             --
    2003   Lowest contract charge 0.00% Class B (v)     $ 96.40             --                  --            --          (3.60)%
           Highest contract charge 0.90% Class B (v)    $ 95.80             --                  --            --          (4.20)%
           All contract charges                              --             14             $ 1,334            --             --
MFS Mid Cap Growth
------------------
           Unit Value 0.60% to 0.60%*
    2004   Lowest contract charge 0.60% Class A (o)     $121.45             --                  --            --          13.88%
           Highest contract charge 0.60% Class A (o)    $121.45             --                  --            --          13.88%
           All contract charges                              --              1             $   167            --             --
    2003   Lowest contract charge 0.60% Class A (o)     $106.65             --                  --            --             --
           Highest contract charge 0.60% Class A (o)    $106.65             --                  --            --             --
           All contract charges                              --              1             $   120            --             --
    2002   Lowest contract charge 0.60% Class A (o)     $ 78.30             --                  --            --           6.10%
           Highest contract charge 0.60% Class A (o)    $ 78.30             --                  --            --           6.10%
           All contract charges                              --             --                  --            --             --
PEA Renaissance
---------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (p)     $219.93             --                  --            --          16.68%
           Highest contract charge 0.90% Class A (o)    $185.59             --                  --            --          15.63%
           All contract charges                              --            135             $26,705          5.66%            --
    2003   Lowest contract charge 0.00% Class A (p)     $188.48             --                  --            --          57.42%
           Highest contract charge 0.90% Class A (o)    $160.50             --                  --            --          60.50%
           All contract charges                              --             65             $11,141          0.80%            --
    2002   Lowest contract charge 0.00% Class A (p)     $119.73             --                  --            --           2.83%
           Highest contract charge 0.60% Class A (o)    $ 87.10             --                  --            --           4.66%
           All contract charges                              --             --                  --          1.01%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
PIMCO Total Return
------------------
           Unit Value 0.60%*
    2004   Lowest contract charge 0.60% Class A (o)     $114.84             --                  --            --            4.25%
           Highest contract charge 0.60% Class A (o)    $114.84             --                  --            --            4.25%
           All contract charges                              --              2             $   197          4.33%             --
    2003   Lowest contract charge 0.60% Class A (o)     $110.16             --                  --            --            2.34%
           Highest contract charge 0.60% Class A (o)    $110.16             --                  --            --            2.34%
           All contract charges                              --              1             $   161          3.31%             --
    2002   Lowest contract charge 0.60% Class A (o)     $107.65             --                  --            --            6.57%
           Highest contract charge 0.60% Class A (o)    $107.65             --                  --            --            6.57%
           All contract charges                              --             --                  --          6.80%             --
U.S. Real Estate -- Class I
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (p)     $197.12             --                  --            --           36.39%
           Highest contract charge 0.90% Class A (v)    $174.27             --                  --            --           35.17%
           All contract charges                              --            271             $50,742          3.04%             --
    2003   Lowest contract charge 0.00% Class A (p)     $144.52             --                  --            --           37.51%
           Highest contract charge 0.90% Class A (v)    $128.93             --                  --            --           28.93%
           All contract charges                              --             91             $12,747            --              --
    2002   Lowest contract charge 0.00% Class A (p)     $105.10             --                  --            --            2.84%
           Highest contract charge 0.00% Class A (p)    $105.10             --                  --            --            2.84%
           All contract charges                              --             12             $ 1,261          9.14%             --
Vanguard VIF Equity Index
-------------------------
           Unit Value 0.60%*
    2004   Lowest contract charge 0.60% Class A (t)     $108.79             --                  --            --           10.14%
           Highest contract charge 0.60% Class A (t)    $108.79             --                  --            --           10.14%
           All contract charges                              --             19             $ 2,113          2.97%             --
    2003   Lowest contract charge 0.60% Class A (t)     $ 98.77             --                  --            --           27.70%
           Highest contract charge 0.60% Class A (t)    $ 98.77             --                  --            --              --
           All contract charges                              --              9             $   929          1.01%             --
    2002   Lowest contract charge 0.60% Class A (t)     $ 77.35             --                  --            --          (19.51)%
           Highest contract charge 0.60% Class A (t)    $ 77.35             --                  --            --          (19.51)%
           All contract charges                              --              1             $    77            --              --

(a) Units were made available for sale on May 22, 2000.
(b) Units were made available for sale on June 22, 2000.
(c) Units were made available for sale on October 22, 2000.
(d) Units were made available for sale on October 22, 2001.
(e) Units were made available for sale on May 18, 2001.
(f) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Portfolio occurred on May 18, 2001.
(g) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for AXA Moderate Allocation Portfolio occurred on May 18, 2001.
(h) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000.
(i) Units were made available for sale on April 26, 2002.
(j) Units were made available for sale on May 13, 2002.
(k) Units were made available for sale March 31, 2002.
(l) A substitution of EQ/T. Rowe Price International Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002.
(m) A substitution of EQ/AXP New Dimensions Portfolio for the EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002.
(n) A substitution of EQ/AXP Strategy Aggressive Portfolio for the EQ/Alliance Small Cap Growth Portfolio occurred on July 12, 2002.
(o) Units were made available for sale on August 5, 2002.
(p) Units were made available for sale on November 5, 2002.
(q) A substitution of EQ/MFS Research Portfolio for the EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(r) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Concluded)

December 31, 2004


7. Accumulation Unit Values (Concluded)

(s) A substitution of EQ/Alliance Growth Investors Portfolio for the AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(t) Units were made available for sale on April 15, 2002.
(u) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(v) Units were made available for sale on May 2, 2003.
(w) Units were made available for sale on October 13, 2003.
(x) A substitution of EQ/Technology for AXA Premier VIP Technology occurred on May 14, 2004 (see Note 5).
(y) Units were made available for sale on October 25, 2004.
(z) Units were made available for sale on September 7, 2004.

* Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholders' equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2004 and December 31, 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of Notes to the Consolidated Financial Statements, in 2004 AXA Equitable changed its method of accounting for variable interest entities and certain nontraditional long-duration contracts and for Separate Accounts and in 2002 changed its method of accounting for variable annuity products that contain guaranteed minimum income benefit features, and its method of accounting for intangible and long-lived assets.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 31, 2005

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                                 DECEMBER 31,          December 31,
                                                                                    2004                  2003
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS

Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    30,722.3        $    29,095.5
  Mortgage loans on real estate.............................................        3,131.9              3,503.1
  Equity real estate, held for the production of income.....................          643.2                656.5
  Policy loans..............................................................        3,831.4              3,894.3
  Other equity investments..................................................        1,010.5                789.1
  Other invested assets.....................................................        1,112.1                825.2
                                                                              -----------------    -----------------
      Total investments.....................................................       40,451.4             38,763.7
Cash and cash equivalents...................................................        1,680.8                999.1
Cash and securities segregated, at estimated fair value.....................        1,489.0              1,285.8
Broker-dealer related receivables...........................................        2,187.7              2,284.7
Deferred policy acquisition costs...........................................        6,813.9              6,290.4
Goodwill and other intangible assets, net...................................        3,761.4              3,513.4
Amounts due from reinsurers.................................................        2,549.6              2,460.4
Loans to affiliates, at estimated fair value................................          400.0                400.0
Other assets................................................................        3,600.9              3,829.7
Separate Accounts' assets...................................................       61,559.4             54,438.1
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    26,875.1        $    25,307.7
Future policy benefits and other policyholders liabilities..................       14,099.6             13,934.7
Broker-dealer related payables..............................................          945.9              1,261.8
Customers related payables..................................................        2,658.7              1,897.5
Amounts due to reinsurers...................................................          994.0                936.5
Short-term and long-term debt...............................................        1,255.5              1,253.2
Income taxes payable........................................................        2,714.8              2,362.8
Other liabilities...........................................................        1,859.6              2,006.9
Separate Accounts' liabilities..............................................       61,559.4             54,300.6
Minority interest in equity of consolidated subsidiaries....................        2,040.4              1,744.9
Minority interest subject to redemption rights..............................          266.6                488.1
                                                                              -----------------    -----------------
      Total liabilities.....................................................      115,269.6            105,494.7
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 12, 14, 15, 16 and 17)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        4,890.9              4,848.2
Retained earnings...........................................................        3,457.0              3,027.1
Accumulated other comprehensive income......................................          874.1                892.8
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        9,224.5              8,770.6
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    1,595.4       $     1,376.7      $     1,315.5
Premiums......................................................          879.6               889.4              945.2
Net investment income.........................................        2,501.4             2,386.9            2,377.2
Investment gains (losses), net................................           65.0               (62.3)            (278.5)
Commissions, fees and other income............................        3,355.0             2,811.8            2,987.6
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        8,396.4             7,402.5            7,347.0
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,867.1             1,708.2            2,036.0
Interest credited to policyholders' account balances..........        1,038.1               969.7              972.5
Compensation and benefits.....................................        1,604.9             1,327.0            1,244.3
Commissions...................................................        1,017.3               991.9              788.8
Distribution plan payments....................................          374.2               370.6              392.8
Amortization of deferred sales commissions....................          177.4               208.6              229.0
Interest expense..............................................           76.8                82.3               95.7
Amortization of deferred policy acquisition costs.............          472.9               434.6              296.7
Capitalization of deferred policy acquisition costs...........       (1,015.9)             (990.7)            (754.8)
Rent expense..................................................          185.0               165.8              168.8
Amortization of other intangible assets, net..................           22.9                21.9               21.2
Alliance charge for mutual fund matters and legal proceedings.            -                 330.0                -
Other operating costs and expenses............................          901.5               832.4              827.4
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,722.2             6,452.3            6,318.4
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before
  income taxes and minority interest..........................        1,674.2               950.2            1,028.6
Income taxes..................................................         (396.3)             (240.5)             (50.9)
Minority interest in net income of consolidated subsidiaries..         (384.1)             (188.7)            (362.8)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................          893.8               521.0              614.9
Earnings from other discontinued operations,
  net of income taxes.........................................            7.9                 3.4                5.6
Gain on sale of real estate held-for-sale, net of income taxes           31.1                 -                  -
Cumulative effect of accounting changes, net of
  income taxes................................................           (2.9)                -                (33.1)
                                                                -----------------  -----------------  -----------------
Net Earnings..................................................   $      929.9       $       524.4      $       587.4
                                                                =================  =================  =================





                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                         2004               2003               2002
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
Common stock, at par value, beginning and end of year.........      $         2.5       $        2.5       $        2.5
                                                                   -----------------   ----------------   ----------------

Capital in excess of par value, beginning of year.............            4,848.2            4,812.8            4,753.6
Increase in additional paid in capital
    in excess of par value....................................               42.7               35.4               59.2
                                                                   -----------------   ----------------   ----------------
Capital in excess of par value, end of year...................            4,890.9            4,848.2            4,812.8
                                                                   -----------------   ----------------   ----------------

Retained earnings, beginning of year..........................            3,027.1            2,902.7            2,815.3
Net earnings..................................................              929.9              524.4              587.4
Shareholder dividends paid....................................             (500.0)            (400.0)            (500.0)
                                                                   -----------------   ----------------   ----------------
Retained earnings, end of year................................            3,457.0            3,027.1            2,902.7
                                                                   -----------------   ----------------   ----------------

Accumulated other comprehensive income,
  beginning of year...........................................              892.8              681.1              215.4
Other comprehensive (loss) income.............................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
Accumulated other comprehensive income, end of year...........              874.1              892.8              681.1
                                                                   -----------------   ----------------   ----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................      $     9,224.5       $    8,770.6       $    8,399.1
                                                                   =================   ================   ================

COMPREHENSIVE INCOME
Net earnings..................................................      $       929.9       $      524.4       $      587.4
                                                                   -----------------   ----------------   ----------------
Change in unrealized (losses) gains, net of reclassification
   adjustments................................................              (31.1)             211.7              465.6
Minimum pension liability adjustment..........................                -                  -                   .1
Cumulative effect of accounting changes.......................               12.4                -                  -
                                                                   -----------------   ----------------   ----------------
Other comprehensive income....................................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
COMPREHENSIVE INCOME..........................................      $       911.2       $      736.1       $    1,053.1
                                                                   =================   ================   ================











                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                       2004                2003               2002
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net earnings..................................................    $       929.9       $      524.4       $       587.4
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........          1,038.1              969.7               972.5
  Universal life and investment-type product
    policy fee income.........................................         (1,595.4)          (1,376.7)           (1,315.5)
  Net change in broker-dealer and customer related
    receivables/payables......................................            379.6               22.5              (237.3)
  Investment (gains) losses, net..............................            (65.0)              62.3               278.5
  Change in deferred policy acquisition costs.................           (543.0)            (556.1)             (458.1)
  Change in future policy benefits............................            129.3              (97.4)              218.0
  Change in property and equipment............................            (69.3)             (55.8)              (76.6)
  Change in income tax payable................................            349.6              246.3                93.3
  Change in accounts payable and accrued expenses.............            (27.4)             276.8                (8.9)
  Change in segregated cash and securities, net...............           (203.2)            (111.5)              240.8
  Minority interest in net income of consolidated subsidiaries            386.8              188.7               362.8
  Change in fair value of guaranteed
    minimum income benefit reinsurance contracts..............            (61.0)              91.0              (120.0)
  Amortization of deferred sales commissions..................            177.4              208.6               229.0
  Amortization of other intangible assets, net................             22.9               21.9                21.2
  Other, net..................................................            194.3              272.6              (114.2)
                                                                 -----------------   -----------------  -----------------
Net cash provided by operating activities.....................          1,043.6              687.3               672.9
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................          3,341.9            4,216.4             2,996.0
  Sales.......................................................          2,983.6            4,818.2             8,035.9
  Purchases...................................................         (7,052.5)         (11,457.9)          (12,709.0)
  Change in short-term investments............................            (77.2)             610.7              (568.9)
  Purchase of minority interest in consolidated subsidiary ...           (410.7)               -                (249.7)
  Other, net..................................................            169.7               89.3               126.6
                                                                 -----------------   -----------------  -----------------
Net cash used by investing activities.........................         (1,045.2)          (1,723.3)           (2,369.1)
                                                                 -----------------   -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................          4,029.4            5,639.1             4,328.5
    Withdrawals and transfers to Separate Accounts............         (2,716.0)          (3,181.1)           (2,022.9)
  Net change in short-term financings.........................              -                (22.1)             (201.2)
  Shareholder dividends paid..................................           (500.0)            (400.0)             (500.0)
  Other, net..................................................           (130.1)            (270.4)             (318.6)
                                                                 -----------------   -----------------  -----------------
Net cash provided by financing activities.....................            683.3            1,765.5             1,285.8
                                                                 -----------------   -----------------  -----------------

Change in cash and cash equivalents...........................            681.7              729.5              (410.4)
Cash and cash equivalents, beginning of year..................            999.1              269.6               680.0
                                                                 -----------------   -----------------  -----------------
Cash and Cash Equivalents, End of Year........................    $     1,680.8       $      999.1       $       269.6
                                                                 =================   =================  =================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                   (CONTINUED)

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information:
  Interest Paid...............................................   $       86.2       $        91.0      $        80.5
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      154.4       $       (45.7)     $      (139.6)
                                                                =================  =================  =================









                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)  ORGANIZATION

    In 2004, The Equitable Life Assurance Society of the United States was renamed to AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable, collectively with its consolidated subsidiaries (the "Company"), is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), whose name was changed in 2004 from The Equitable of Colorado. The Company's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance").

    In October 2000, Alliance acquired substantially all of the assets and liabilities of SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"). In the fourth quarter of 2002, the Company acquired 8.16 million units in Alliance ("Alliance Units") at the aggregate market price of $249.7 million from SCB Inc. and SCB Partners, Inc. under a preexisting agreement (see Note 2). In March and December 2004, the Company acquired a total of 10.7 million Alliance Units at the aggregated market price of $410.7 million from SCB Inc. and SCB Partners, Inc. under this preexisting agreement. As a result of the 2004 transactions, the Company recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million.

    The Company's consolidated economic interest in Alliance was 46.4% at December 31, 2004, and together with it's ownership with other AXA Financial companies, the consolidated economic interests in Alliance was approximately 61.3%.

    In July 2004, the Holding Company completed its acquisition of The MONY Group Inc. ("MONY"). The acquisition provides AXA Financial with additional scale in distribution, client base and assets under management.

    AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In 2000, AXA acquired the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

2)  SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation
    -----------------------------------------------------

    The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    All significant intercompany transactions and balances except those with discontinued operations have been eliminated in consolidation. The years "2004," "2003" and "2002" refer to the years ended December 31, 2004, 2003 and 2002, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

    Closed Block
    ------------

    As a result of demutualization, Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

    Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block that would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    Other Discontinued Operations
    -----------------------------

    In 1991, management discontinued the business of certain pension business operations ("Other Discontinued Operations"). Other Discontinued Operations principally consist of the group non-participating wind-up annuity products, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2004 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Other Discontinued Operations ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Other Discontinued Operations differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Other Discontinued Operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result. See
    Note 8 of Notes to Consolidated Financial Statements.

    Accounting Changes
    ------------------

    At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FIN No. 46(R), "Consolidation of Variable Interest Entities, Revised".

    At December 31, 2004, the Insurance Group's General Account held $34.1 million of investment assets issued by VIEs and determined to be significant variable interests under FIN No. 46(R). As reported in the consolidated balance sheet, these investments included $32.9 million of fixed maturities (collateralized debt and loan obligations) and $1.2 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2004 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance

    Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of Alliance has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that Alliance is required to consolidate under FIN No. 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia ("collectively "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

    As a result of its review, Alliance Capital had consolidated an investment in a joint venture and its funds under management. At December 31, 2004, Alliance Capital sold this investment and accordingly, no longer consolidates this investment and its funds under management.

    Alliance Capital derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

    Alliance has significant variable interests in certain other VIEs with approximately $845 million in client assets under management. However, these VIEs do not require consolidation because management has determined that Alliance is not the primary beneficiary. Alliance's maximum exposure to loss in these entities is limited to its nominal investments in and prospective investment management fees earned from these entities.

    Effective January 1, 2004, the Company adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". SOP 03-1 required a change in the Company's accounting policies relating to (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

    The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities, effective January 1, 2004. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying 2004 consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

    Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

    In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

    The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

    New Accounting Pronouncements
    -----------------------------

    On December 16, 2004, the FASB issued SFAS Statement No. 123(R), "Share-Based Payment". SFAS Statement No. 123(R) eliminates the alternative to apply the intrinsic value method of accounting for employee stock-based compensation awards that was provided in FASB Statement No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as originally issued. SFAS No. 123(R) requires the cost of all share-based payments to employees, including stock options, stock appreciation rights, and most tax-qualified employee stock purchase plans, to be recognized in the financial statements based on the fair value of those awards. Under SFAS No. 123(R) the cost of equity-settled awards generally is based on fair value at date of grant, adjusted for subsequent modifications of terms or conditions, while cash-settled awards require remeasurement of fair value at the end of each reporting period. SFAS No. 123(R) does not prescribe or specify a preference for a particular valuation technique or model for estimating the fair value of employee stock options and similar awards but instead requires consideration of certain factors in selecting one that is appropriate for the unique substantive characteristics of the instruments awarded. SFAS No. 123(R) is effective as of the first interim or annual reporting period beginning after June 15, 2005 and generally requires adoption using a modified version of prospective application. Under "modified prospective" application, SFAS No. 123(R) applies to new awards granted and to awards modified, repurchased, or cancelled after the required effective date. Additionally, compensation cost for unvested awards outstanding as of the required effective date must be recognized prospectively over the remaining requisite service/vesting period based on the fair values of those awards as already calculated under SFAS No. 123. Entities may further elect to apply SFAS No. 123(R) on a "modified retrospective" basis to give effect to the fair value based method of accounting for awards granted, modified, or settled in cash in earlier periods. The cumulative effect of initial application, if any, is recognized as of the required effective date.

    As more fully described in Note 21 of Notes to Consolidated Financial Statements, the Company elected under SFAS No. 123 to continue to account for stock-based compensation using the intrinsic value method and instead to provide only pro-forma disclosure of the effect on net earnings from applying the fair value based method. Consequently, adoption of SFAS No. 123(R) would be expected to result in recognition of compensation expense for certain types of the Company's equity-settled awards, such as options to purchase AXA ADRs, for which no cost previously would have been charged to net earnings under the intrinsic value method. Similarly, certain types of the Company's cash-settled awards, such as stock appreciation rights, may be expected to result either in different amounts of compensation expense or different patterns of expense recognition under SFAS No. 123(R) as compared to the intrinsic value method. Management of the Company currently is assessing the impact of adoption of SFAS No. 123(R), including measurement and reporting of related income tax effects, selection of an appropriate valuation model and determination of assumptions, as well as consideration of plan design issues.

    On May 19, 2004, the FASB approved the issuance of FASB Staff Position ("FSP") No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003", effective for the first interim or annual period beginning after June 15, 2004. FSP 106-2 provides guidance on the accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") for employers that sponsor postretirement health care plans that provide prescription drug benefits. MMA introduced a new prescription drug benefit under Medicare that will go into effect in 2006 and also includes a Federal subsidy payable to plan sponsors equal to 28% of certain prescription drug benefits payable to

    Medicare-eligible retirees. The subsidy only is available to an employer that sponsors a retiree medical plan that includes a prescription drug benefit that is at least as valuable as (i.e., actuarially equivalent to) the new Medicare coverage. The subsidy is not subject to Federal income tax.

    Clarifying regulations are expected to be issued by the Centers for Medicare and Medicaid Services to address the interpretation and determination of actuarial equivalency under MMA. In accordance with the provisions of FSP 106-2, management and its actuarial advisors will re-evaluate actuarial equivalency as new information about its interpretation or determination become available. Management and its actuarial advisors have not as yet been able to conclude whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measurements of the accumulated postretirement benefit obligation and net periodic postretirement benefit cost for these plans at and for the period ended December 31, 2004 do not reflect any amount associated with enactment of MMA, including the subsidy.

    Investments
    -----------

    The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

    Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

    Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

    Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

    Real estate investments meeting the following criteria are classified as real estate held-for-sale:
       o Management having the authority to approve the action commits the organization to a plan to sell the property.
       o The property is available for immediate sale in its present condition subject only to terms that are usual and customary forthe sale of such assets.
       o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
       o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
       o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
       o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

    Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

    Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2004 were not significant.

    Valuation allowances are netted against the asset categories to which they apply.

    Policy loans are stated at unpaid principal balances.

    Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN No. 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

    Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

    Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
    --------------------------------------------------------------------

    Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

    Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

    Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

    Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Other Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

    Recognition of Insurance Income and Related Expenses
    ----------------------------------------------------

    Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

    Deferred Policy Acquisition Costs
    ---------------------------------

    Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.95% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.95% net of product weighted average Separate Account fees) and 0% (-2.05% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2004, current projections of future average gross market returns assume a 2.3% return for 2005, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 1.5 years.

    In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

    Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

    For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2004, the average rate of assumed investment yields, excluding policy loans, was 7.0% grading to 6.3% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

    Policyholders' Account Balances and Future Policy Benefits
    ----------------------------------------------------------

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    AXA Equitable issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. AXA Equitable also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133 and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

    For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

    For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.85% for annuity liabilities.

    Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

    Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $71.7 million and $69.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, respectively, $1,081.5 million and $1,069.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group (see Note 12). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $        35.0       $       33.8       $       36.6
        Incurred benefits related to prior years...........           12.8               (2.8)              (6.3)
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        47.8       $       31.0       $       30.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        12.9       $       12.1       $       11.5
        Benefits paid related to prior years...............           33.1               34.9               37.2
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $        46.0       $       47.0       $       48.7
                                                            =================   ================   =================

    Policyholders' Dividends
    ------------------------

    The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

    At December 31, 2004, participating policies, including those in the Closed Block, represent approximately 16.5% ($32.6 billion) of directly written life insurance in-force, net of amounts ceded.

    Separate Accounts
    -----------------

    Generally, Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the general account in connection with the adoption of SOP 03-1 as of January 1, 2004.

    The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2004, 2003 and 2002, investment results of such Separate Accounts were gains (losses) of $2,191.4 million, $(466.2) million and $(4,740.7) million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

    Recognition of Investment Management Revenues and Related Expenses
    ------------------------------------------------------------------

    Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and services base fees, generally calculated as a percentage, referred to as "basis points", of assets under management for clients, are recorded as revenue as the related services are performed; they include brokerage transactions charges of Sanford C. Bernstein & Co., LLC ("SCB LLC"), a wholly owned subsidiary of Alliance, for certain private client transactions and institutional investment management client transactions. Certain investment advisory contracts provide for a performance fee in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited, a wholly owned subsidiary of Alliance, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

    Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales charges ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions in unamortized deferred sales commissions when received. At December 31, 2004 and

    2003, respectively, net deferred sales commissions totaled $254.5 million and $387.2 million and are included within Other assets. The estimated amortization expense of deferred sales commission, based on December 31, 2004 net balance for each of the next five years is approximately $20.7 million.

    Alliance's management tests the deferred sales commission asset for recoverability quarterly, or more often when events or changes in circumstances occur that could significantly increase the risk of impairment of the asset. Alliance's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

    Significant assumptions utilized to estimate future average assets under management of back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the last five years. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions. Alliance's management considers the results of these analyses performed at various dates. If Alliance's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using Alliance's management's best estimate of future cash flows discounted to a present value amount.

    Other Accounting Policies
    -------------------------

    In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.49 billion and $1.29 billion have been segregated in a special reserve bank custody account at December 31, 2004 and 2003, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

    Intangible assets related to the Bernstein acquisition include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years. Other intangible assets are amortized on a straight-line basis over their estimated useful lives of twenty years.

    Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

    The Holding Company and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

    Minority interest subject to redemption rights represents the remaining 16.3 million of private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period which ended October 2002. The Company acquired
    16.32 million of the former Bernstein shareholders' Alliance Units in 2004. The outstanding 16.3 million Alliance Units may be sold to the Holding Company at the prevailing market price over the remaining five years ending in 2009.

    Generally, not more than 20% of the original Alliance Units issued to the former Bernstein shareholders may be put to the Holding Company in any one annual period.

    The Company accounts for its stock option plans and other stock-based compensation plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 21 of Notes to Consolidated Financial Statements for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure".

3)  INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:

                                                               GROSS              GROSS
                                          AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                             COST              GAINS              LOSSES            FAIR VALUE
                                        ---------------   -----------------  -----------------   ---------------
                                                                     (IN MILLIONS)
    DECEMBER 31, 2004
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    22,285.8     $    1,684.3       $       45.3       $   23,924.8
        Mortgage-backed...............         3,472.4             47.7                9.7            3,510.4
        U.S. Treasury, government
          and agency securities.......           964.1             54.9                1.3            1,017.7
        States and political
          subdivisions................           187.1             20.6                 .8              206.9
        Foreign governments...........           245.1             47.2                 .1              292.2
        Redeemable preferred stock....         1,623.1            151.4                4.2            1,770.3
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    28,777.6     $    2,006.1       $       61.4       $   30,722.3
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $         1.0     $        1.2       $         .1       $        2.1
      Trading securities..............              .4              1.0                 .2                1.2
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $         1.4     $        2.2       $         .3       $        3.3
                                        ================= =================  =================  ================
    December 31, 2003
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    20,653.7     $    1,726.2       $       84.7       $   22,295.2
        Mortgage-backed...............         3,837.0             57.0               17.4            3,876.6
        U.S. Treasury, government
          and agency securities.......           812.3             58.7                 .5              870.5
        States and political
          subdivisions................           188.2             14.1                2.0              200.3
        Foreign governments...........           248.4             45.9                 .3              294.0
        Redeemable preferred stock....         1,412.0            151.1                4.2            1,558.9
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    27,151.6     $    2,053.0       $      109.1       $   29,095.5
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $        11.6     $        1.2       $         .2       $       12.6
      Trading securities..............             1.9               .6                1.5                1.0
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $        13.5     $        1.8       $        1.7       $       13.6
                                        ================= =================  =================  ================


    For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2004 and 2003, securities without a readily ascertainable market value having an amortized cost of $4,138.7 million and $4,462.1 million, respectively, had estimated fair values of $4,446.0 million and $4,779.6 million, respectively.

    The contractual maturity of bonds at December 31, 2004 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      878.8       $      895.5
        Due in years two through five..........................................       5,162.9            5,512.4
        Due in years six through ten...........................................      10,355.1           11,145.6
        Due after ten years....................................................       7,285.3            7,888.1
        Mortgage-backed securities.............................................       3,472.4            3,510.4
                                                                                ----------------   -----------------
        Total..................................................................  $   27,154.5       $   28,952.0
                                                                                ================   =================

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process culminates with a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. The review considers an analysis of individual credit metrics of each issuer as well as industry fundamentals and the outlook for the future. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be impaired, then the appropriate provisions are taken.

    The following table discloses fixed maturities (636 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2004:

                                  LESS THAN 12 MONTHS             12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                         GROSS                          GROSS
                                ESTIMATED       UNREALIZED     ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES       FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------- ---------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)

   Fixed Maturities:
     Corporate.............  $     1,709.6   $       20.0     $      545.4   $       25.3    $    2,255.0    $      45.3
     Mortgage-backed.......          776.5            8.5             69.6            1.2           846.1            9.7
     U.S. Treasury,
       Government and
       Agency securities...          138.4            1.1              4.8             .2           143.2            1.3
     States and political
       Subdivisions........            -              -               19.4             .8            19.4             .8
     Foreign governments...            5.0             .1              -              -               5.0             .1
     Redeemable
       Preferred stock.....           58.0            3.5             14.3             .7            72.3            4.2
                             --------------- ---------------  -------------  -------------   -------------  ------------
   Total Temporarily
     Impaired Securities ..  $     2,687.5   $       33.2     $      653.5   $       28.2    $    3,341.0   $       61.4
                             =============== ===============  =============  =============   =============  ============

    The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2004, approximately $987.3 million or 3.6% of the $27,154.5 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

    At December 31, 2004, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $15.5 million.

    The Insurance Group holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2004 and 2003 were $891.0 million and $775.5 million, respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $17.6 million and $122.4 million at December 31, 2004 and 2003, respectively. Gross interest income on these loans included in net investment income aggregated $6.9 million, $7.8 million and $5.3 million in 2004, 2003 and 2002, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.5 million, $10.0 million and $6.8 million in 2004, 2003 and 2002, respectively.

    Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                     DECEMBER 31,
                                                                       ----------------------------------------
                                                                              2004                 2003
                                                                       -------------------  -------------------
                                                                                    (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances......   $         89.4       $        149.4
    Impaired mortgage loans without investment valuation allowances...             10.7                 29.1
                                                                       -------------------  -------------------
    Recorded investment in impaired mortgage loans....................            100.1                178.5
    Investment valuation allowances...................................            (11.3)               (18.8)
                                                                       -------------------  -------------------
    Net Impaired Mortgage Loans.......................................   $         88.8       $        159.7
                                                                       ===================  ===================

    During 2004, 2003 and 2002, respectively, the Company's average recorded investment in impaired mortgage loans was $148.3 million, $180.9 million and $138.1 million. Interest income recognized on these impaired mortgage loans totaled $11.4 million, $12.3 million and $10.0 million for 2004, 2003 and 2002, respectively.

    Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2004 and 2003, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $79.2 million and $143.2 million.

    The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2004 and 2003, the carrying value of equity real estate held-for-sale amounted to zero and $56.9 million, respectively. For 2004, 2003 and 2002, respectively, real estate of zero, $2.8 million and $5.6 million was acquired in satisfaction of debt. At December 31, 2004 and 2003, the Company owned $221.0 million and $275.8 million, respectively, of real estate acquired in satisfaction of debt of which $2.2 million and $3.6 million, respectively, are held as real estate joint ventures.

    Accumulated depreciation on real estate was $207.5 million and $189.6 million at December 31, 2004 and 2003, respectively. Depreciation expense on real estate totaled $20.8 million, $38.8 million and $18.0 million for 2004, 2003 and 2002, respectively.

    Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                   2004              2003                2002
                                                            ----------------    ----------------   -----------------
                                                                                 (IN MILLIONS)
    Balances, beginning of year..........................   $        20.5       $       55.0       $       87.6
    Additions charged to income..........................             3.9               12.2               32.5
    Deductions for writedowns and
      asset dispositions.................................           (13.1)             (15.2)             (65.1)
    Deduction for transfer of real estate held-for-sale
      to real estate held for the production of income...             -                (31.5)               -
                                                            ----------------    ----------------   -----------------
    Balances, End of Year................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

    Balances, end of year comprise:
      Mortgage loans on real estate......................   $        11.3       $       18.8       $       23.4
      Equity real estate.................................             -                  1.7               31.6
                                                            ----------------    ----------------   -----------------
    Total................................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

4)  EQUITY METHOD INVESTMENTS

    Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures, limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,008.2 million and $896.9 million, respectively, at December 31, 2004 and 2003. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $66.2 million, $4.3 million and $(18.3) million, respectively, for 2004, 2003 and 2002.

    Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 6 individual ventures at December 31, 2004 and 2003, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                        DECEMBER 31,
                                                                            ------------------------------------
                                                                                  2004                2003
                                                                            ----------------   -----------------
                                                                                         (IN MILLIONS)
    BALANCE SHEETS
    Investments in real estate, at depreciated cost........................  $       537.1      $       551.6
    Investments in securities, generally at estimated fair value...........          162.4              204.8
    Cash and cash equivalents..............................................           13.5               37.6
    Other assets...........................................................           23.0               22.8
                                                                            ----------------   -----------------
    Total Assets...........................................................  $       736.0      $       816.8
                                                                            ================   =================

    Borrowed funds - third party...........................................  $       254.3      $       259.7
    Other liabilities......................................................           17.4               19.5
                                                                            ----------------   -----------------
    Total liabilities......................................................          271.7              279.2
                                                                            ----------------   -----------------

    Partners' capital......................................................          464.3              537.6
                                                                            ----------------   -----------------
    Total Liabilities and Partners' Capital................................  $       736.0      $       816.8
                                                                            ================   =================

    The Company's Carrying Value in These Entities Included Above..........  $       168.8      $       168.8
                                                                            ================   =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures.............  $        95.2       $       95.6       $       98.4
    Net revenues (losses) of
      other limited partnership interests..............           19.8               26.0              (23.2)
    Interest expense - third party.....................          (16.9)             (18.0)             (19.8)
    Other expenses.....................................          (64.0)             (61.7)             (59.3)
                                                        -----------------   ----------------   -----------------
    Net Earnings (Losses)..............................  $        34.1       $       41.9       $       (3.9)
                                                        =================   ================   =================

    The Company's Equity in Net Earnings of These
      Entities Included Above..........................  $        11.0       $        5.0       $       12.8
                                                        =================   ================   =================

5)  NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $     1,879.5       $    1,792.6       $    1,755.4
    Mortgage loans on real estate......................          249.6              279.5              314.8
    Equity real estate.................................          124.8              136.9              153.7
    Other equity investments...........................           78.4               49.3              (45.4)
    Policy loans.......................................          251.0              260.1              269.4
    Other investment income............................           92.0               66.8              114.1
                                                        -----------------   ----------------   -----------------

      Gross investment income..........................        2,675.3            2,585.2            2,562.0

      Investment expenses..............................         (173.9)            (198.3)            (184.8)
                                                        -----------------   ----------------   -----------------

    Net Investment Income..............................  $     2,501.4       $    2,386.9       $    2,377.2
                                                        =================   ================   =================

    Investment gains (losses) by investment category, including changes in the valuation allowances, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $        26.3       $     (100.7)      $     (374.3)
    Mortgage loans on real estate......................             .2                1.3                3.7
    Equity real estate.................................           11.6               26.8              101.5
    Other equity investments...........................           24.4                2.0                3.3
    Issuance and sales of Alliance Units...............            -                  -                   .5
    Other..............................................            2.5                8.3              (13.2)
                                                        -----------------   ----------------   -----------------
      Investment gains (losses), net...................  $        65.0       $      (62.3)      $     (278.5)
                                                        =================   ================   =================

    Writedowns of fixed maturities amounted to $36.4 million, $193.2 million and $312.8 million for 2004, 2003 and 2002, respectively. Writedowns of mortgage loans on real estate and equity real estate amounted to $10.3 million and zero, respectively, for 2004 and $5.2 million and zero, respectively, for 2003.

    For 2004, 2003 and 2002, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,908.3 million, $4,773.5 million and $7,176.3 million. Gross gains of $47.7 million, $105.1 million and $108.4 million and gross losses of $9.7 million, $39.5 million and $172.9 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2004, 2003 and 2002 amounted to $.8 million, $416.8 million and $1,047.8 million, respectively.

    In 2004, 2003 and 2002, respectively, net unrealized holding gains (losses) on trading account equity securities of $.3 million, $2.1 million, and $.5 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1.2 million and $1.0 million and costs of $.4 million and $1.9 million at December 31, 2004 and 2003, respectively.

    For 2004, 2003 and 2002, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $70.4 million, $76.5 million and $92.1 million, respectively.

    Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Other Discontinued Operations on a line-by-line basis, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance, beginning of year.........................  $       892.8       $      681.1       $      215.5
    Changes in unrealized investment gains (losses)....          (12.8)             440.8            1,049.9
    Changes in unrealized investment (gains) losses
      attributable to:
        Participating group annuity contracts,
           Closed Block policyholder dividend
           obligation and other........................           (1.5)             (53.0)            (157.3)
        DAC............................................           (2.5)             (65.7)            (174.1)
        Deferred income taxes..........................           (1.9)            (110.4)            (252.9)
                                                        -----------------   ----------------   -----------------
    Balance, End of Year...............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

                                                                  2004                2003              2002
                                                         ----------------    -----------------  ----------------
                                                                               (IN MILLIONS)
    Balance, end of year comprises:
      Unrealized investment gains (losses) on:
        Fixed maturities...............................  $     2,003.2       $    2,015.7       $    1,572.0
        Other equity investments.......................            1.2                1.5               (1.5)
        Other..........................................          (28.1)             (28.1)             (22.2)
                                                         ----------------    -----------------  ----------------
          Total........................................        1,976.3            1,989.1            1,548.3
      Amounts of unrealized investment (gains) losses
        attributable to:
          Participating group annuity contracts,
            Closed Block policyholder dividend
            obligation and other.......................         (275.7)            (274.2)            (221.2)
          DAC..........................................         (342.2)            (339.7)            (274.0)
          Deferred income taxes........................         (484.3)            (482.4)            (372.0)
                                                         ----------------    -----------------  ----------------
    Total..............................................  $       874.1       $      892.8       $      681.1
                                                         ================    =================  ================

    Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)  ACCUMULATED OTHER COMPREHENSIVE INCOME

    Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)

    Unrealized gains on investments....................  $       874.1       $      892.8       $      681.1
                                                        -----------------   ----------------   -----------------
    Total Accumulated Other
      Comprehensive Income.............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

    The components of other comprehensive income for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net unrealized gains (losses) on investments:
      Net unrealized gains arising during
        the period.....................................  $        69.4       $      416.6       $    1,008.9
      (Gains) losses reclassified into net earnings
        during the period..............................          (82.2)              24.2               41.0
                                                        -----------------   ----------------   -----------------
    Net unrealized gains on investments................          (12.8)             440.8            1,049.9
    Adjustments for policyholders liabilities,
        DAC and deferred income taxes..................           (5.9)            (229.1)            (584.3)
                                                        -----------------   ----------------   -----------------

    Change in unrealized (losses) gains, net of
        adjustments....................................          (18.7)             211.7              465.6
    Change in minimum pension liability................            -                  -                   .1
                                                        -----------------   ----------------   -----------------
    Total Other Comprehensive (Loss) Income............  $       (18.7)      $      211.7       $      465.7
                                                        =================   ================   =================

 7) CLOSED BLOCK

    The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

    If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force,

    Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

    Summarized financial information for the Closed Block is as follows:

                                                                             DECEMBER 31,         December 31,
                                                                                 2004                 2003
                                                                           -----------------    -----------------
                                                                                       (IN MILLIONS)

    CLOSED BLOCK LIABILITIES:
    Future policy benefits, policyholders' account balances and other....  $     8,911.5        $     8,972.1
    Policyholder dividend obligation.....................................          264.3                242.1
    Other liabilities....................................................          122.1                129.5
                                                                           -----------------    -----------------
    Total Closed Block liabilities.......................................        9,297.9              9,343.7
                                                                           -----------------    -----------------

    ASSETS DESIGNATED TO THE CLOSED BLOCK:
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $5,488.6 and $5,061.0)..........................        5,823.2              5,428.5
    Mortgage loans on real estate........................................        1,098.8              1,297.6
    Policy loans.........................................................        1,322.5              1,384.5
    Cash and other invested assets.......................................           37.1                143.3
    Other assets.........................................................          187.0                199.2
                                                                           -----------------    -----------------
     Total assets designated to the Closed Block.........................        8,468.6              8,453.1
                                                                           -----------------    -----------------

    Excess of Closed Block liabilities over assets designated to
       the Closed Block..................................................          829.3                890.6

    Amounts included in accumulated other comprehensive income:
       Net unrealized investment gains, net of deferred income tax expense of $24.6 and $43.9 and policyholder dividend
         obligation of $264.3 and $242.1.................................           45.7                 81.6
                                                                           -----------------    -----------------

    Maximum Future Earnings To Be Recognized From Closed Block
       Assets and Liabilities............................................  $       875.0        $       972.2
                                                                           =================    =================


    Closed Block revenues and expenses were as follows:

                                                                2004               2003                 2002
                                                           ----------------   ----------------   --------------------
                                                                               (IN MILLIONS)

    REVENUES:
    Premiums and other income............................   $      471.0       $      508.5       $       543.8
    Investment income (net of investment
       expenses of $.3, $2.4, and $5.4)..................          554.8              559.2               582.4
    Investment gains (losses), net.......................           18.6              (35.7)              (47.0)
                                                           ----------------   ----------------   --------------------
    Total revenues.......................................        1,044.4            1,032.0             1,079.2
                                                           ----------------   ----------------   --------------------

    BENEFITS AND OTHER DEDUCTIONS:
    Policyholders' benefits and dividends................          887.3              924.5               980.2
    Other operating costs and expenses...................            3.5                4.0                 4.4
                                                           ----------------   ----------------   --------------------
    Total benefits and other deductions..................          890.8              928.5               984.6
                                                           ----------------   ----------------   --------------------

    Net revenues before income taxes.....................          153.6              103.5                94.6
    Income tax expense...................................          (56.4)             (37.5)              (34.7)
                                                           ----------------   ----------------   --------------------
    Net Revenues.........................................   $       97.2       $       66.0       $        59.9
                                                           ================   ================   ====================

    Reconciliation of the policyholder dividend obligation is as follows:

                                                                                       DECEMBER 31,
                                                                            ------------------------------------
                                                                                 2004                2003
                                                                            ----------------   -----------------
                                                                                       (IN MILLIONS)
    Balance at beginning of year...........................................  $       242.1      $       213.3
    Unrealized investment gains............................................           22.2               28.8
                                                                            ----------------   -----------------
    Balance at End of Year ................................................  $       264.3      $       242.1
                                                                            ================   =================

    Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances...........  $        59.5      $        58.3
    Impaired mortgage loans without investment valuation allowances........            2.3                5.8
                                                                            ----------------   -----------------
    Recorded investment in impaired mortgage loans.........................           61.8               64.1
    Investment valuation allowances........................................           (4.2)              (3.7)
                                                                            ----------------   -----------------
    Net Impaired Mortgage Loans............................................  $        57.6      $        60.4
                                                                            ================   =================

    During 2004, 2003 and 2002, the Closed Block's average recorded investment in impaired mortgage loans was $64.2 million, $51.9 million and $26.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $2.7 million and $2.1 million for 2004, 2003 and 2002, respectively.

    Valuation allowances amounted to $4.0 million and $3.6 million on mortgage loans on real estate and zero and $.1 million on equity real estate at December 31, 2004 and 2003, respectively. Writedowns of fixed maturities amounted to $10.8 million, $37.8 million and $40.0 million for 2004, 2003 and 2002, respectively.

8)  OTHER DISCONTINUED OPERATIONS

    Summarized financial information for Other Discontinued Operations follows:

                                                                                     DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                 2003
                                                                          -----------------    -----------------
                                                                                      (IN MILLIONS)
    BALANCE SHEETS
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $643.6 and $644.7)..............................  $      702.1         $      716.4
    Equity real estate...................................................         190.1                198.2
    Mortgage loans on real estate........................................          21.4                 63.9
    Other equity investments.............................................           4.4                  7.5
    Other invested assets................................................            .3                   .2
                                                                          -----------------    -----------------
      Total investments..................................................         918.3                986.2
    Cash and cash equivalents............................................         150.2                 63.0
    Other assets.........................................................          33.3                110.9
                                                                          -----------------    -----------------
    Total Assets.........................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

    Policyholders liabilities............................................  $      844.6         $      880.3
    Allowance for future losses..........................................         132.7                173.4
    Other liabilities....................................................         124.5                106.4
                                                                          -----------------    -----------------
    Total Liabilities....................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Investment income (net of investment
      expenses of $17.2, $21.0 and $18.1)..............  $        68.5       $       70.6       $       69.7
    Investment gains, net..............................            3.6                5.4               34.2
    Policy fees, premiums and other income.............            -                  -                   .2
                                                        -----------------   ----------------   -----------------
    Total revenues.....................................           72.1               76.0              104.1

    Benefits and other deductions......................          (99.4)              89.4               98.7
    (Losses charged) earnings credited  to allowance
      for future losses................................          (27.3)             (13.4)               5.4
                                                        -----------------   ----------------   -----------------
    Pre-tax loss from operations.......................            -                  -                  -
    Pre-tax earnings from releasing the allowance
      for future losses................................           12.0                5.2                8.7
    Income tax expense.................................           (4.1)              (1.8)              (3.1)
                                                        -----------------   ----------------   -----------------
    Earnings from Other
      Discontinued Operations..........................  $         7.9       $        3.4       $        5.6
                                                        =================   ================   =================

    The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

    Valuation allowances of zero and $2.5 million on mortgage loans on real estate were held at December 31, 2004 and 2003, respectively. During 2004, 2003 and 2002, discontinued operations' average recorded investment in impaired mortgage loans was $8.4 million, $16.2 million and $25.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.0 million, $1.3 million and $2.5 million for 2004, 2003 and 2002, respectively.

9)  GMDB, GMIB, GMWB AND NO LAPSE GUARANTEES

    Variable Annuity Contracts - GMDB and GMIB

    The Company issues certain variable annuity contracts with GMDB and GMIB features that guarantee either:

    a) Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    b) Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    c) Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

    d) Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities in 2004:

                                                              GMDB               GMIB                TOTAL
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance at December 31, 2002.......................  $       128.4       $      117.5       $      245.9
      Paid guarantee benefits..........................          (65.6)               -                (65.6)
      Other changes in reserves........................            6.5              (31.9)             (25.4)
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2003.......................           69.3               85.6              154.9
      Paid guarantee benefits..........................          (46.8)               -                (46.8)
      Other changes in reserve.........................           45.1               32.0               77.1
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2004.......................  $        67.6       $      117.6       $      185.2
                                                        =================   ================   =================

    Related GMDB reinsurance ceded amounts were:

                                                              GMDB
                                                        -----------------
    Balance at December 31, 2002.......................  $        21.5
      Paid guarantee benefits..........................          (18.5)
      Other changes in reserves........................           14.2
                                                        -----------------
    Balance at December 31, 2003.......................           17.2
      Paid guarantee benefits..........................          (12.9)
      Other changes in reserve.........................            6.0
                                                        -----------------
    Balance at December 31, 2004.......................  $        10.3
                                                        =================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value; see Note 16 of Notes to Consolidated Financial Statements.

    The December 31, 2004 values for those variable contracts with GMDB and GMIB features are presented in the following table. Since variable contracts with GMDB guarantees may also offer GMIB guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                             RETURN
                                                               OF
                                                            PREMIUM      RATCHET    ROLL-UP     COMBO      TOTAL
                                                            -------      -------    -------     -----      -----
                                                                           (DOLLARS IN MILLIONS)
GMDB:
-----
  Account Value (1).....................................  $ 30,176     $6,264      $8,265    $10,935     $55,640
  Net amount at risk, gross ............................     $ 965       $623      $1,852        $15      $3,455
  Net amount at risk, net of amounts reinsured..........     $ 963       $419      $1,113        $15      $2,510
  Average attained age of Contractholders...............      49.6       60.1        62.6       60.3        52.0
  Percentage of Contractholders over age 70.............      7.3%       21.7%      28.2%      20.5%       10.9%
  Range of guaranteed minimum return rates..............      N/A        N/A        3%-6%      3%-6%       3%-6%

GMIB:
-----
  Account Value (2).....................................       N/A        N/A      $5,834    $14,892     $20,726
  Net amount at risk, gross ............................       N/A        N/A        $372          -        $372
  Net amount at risk, net of amounts reinsured..........       N/A        N/A         $92          -         $92
  Weighted average years remaining until annuitization..       N/A        N/A         3.7        9.2         7.3
  Range of guaranteed minimum return rates..............       N/A        N/A       3%-6%      3%-6%       3%-6%

    (1) Included General Account balances of $11,711 million, $220 million, $136 million and $440 million, respectively, for a total of $12,507 million.

    (2) Included General Account balances of $1 million and $641 million, respectively, for a total of $642 million.

    For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values.

    For contracts with the GMIB feature, the net amount at risk in the event of annuitization is defined as the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

    In 2003, AXA Equitable initiated a program intended to hedge certain risks associated with the GMDB feature of the Accumulator(R) series of annuity products sold beginning April 2002. In 2004, the program was expanded to include hedging for certain risks associated with the GMIB feature of the Accumulator(R) series of annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2004, the total account value and net amount at risk of contracts were $20,887 million and $21 million, respectively, for the GMDB hedge program and $7,446 million and zero, respectively, for the GMIB hedge program.

    In third quarter 2004, AXA Equitable began to sell variable annuity contracts with guaranteed minimum withdrawal benefits ("GMWB"). At December 31, 2004, the reserve for such benefits was zero.

    The following table presents the aggregate fair value of assets, by major investment fund option, held by Separate Accounts that are subject to GMDB and GMIB benefits and guarantees. Since variable contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                DECEMBER 31,       December 31,
                                                                                    2004               2003
                                                                               ----------------  ------------------
                                                                                          (IN MILLIONS)
    GMDB:
       Equity...............................................................    $   32,088        $    26,159
       Fixed income.........................................................         4,192              3,815
       Balanced.............................................................         5,342              2,761
       Other................................................................         1,551              1,497
                                                                               ----------------  ------------------
       Total................................................................    $   43,173        $    34,232
                                                                               ================  ==================

    GMIB:
       Equity...............................................................    $   14,325        $    10,025
       Fixed income.........................................................         2,425              2,319
       Balanced.............................................................         2,768                725
       Other................................................................           565                711
                                                                               ----------------  ------------------
       Total................................................................    $   20,083        $    13,780
                                                                               ================  ==================

    Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
    ----------------------------------------------------------------------------

    The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due.

    The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

    The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                 DIRECT           REINSURANCE
                                                               LIABILITY             CEDED                NET
                                                            -----------------   -----------------   -----------------
                                                                                 (IN MILLIONS)
      Balance at December 31, 2003.......................    $        37.4       $        -          $       37.4
        Impact of adoption of SOP 03-1...................            (23.4)              (1.7)              (25.1)
        Other changes in reserve.........................              6.5               (4.4)                2.1
                                                            -----------------   -----------------   -----------------
      Balance at December 31, 2004.......................    $        20.5       $       (6.1)       $       14.4
                                                            =================   =================   =================

10) SHORT-TERM AND LONG-TERM DEBT

    Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                2003
                                                                          -----------------   ------------------
                                                                                        (IN MILLIONS)
    Short-term debt:
    Current portion of long-term debt...................................  $       399.9        $          -
    Promissory note, 1.44% ..............................................         248.3                248.3
                                                                          -----------------    -----------------
    Total short-term debt................................................         648.2                248.3
                                                                          -----------------    -----------------

    Long-term debt:
    AXA Equitable:
      Surplus notes, 6.95%, due 2005.....................................           -                  399.8
      Surplus notes, 7.70%, due 2015.....................................         199.8                199.8
                                                                          -----------------    -----------------
          Total AXA Equitable............................................         199.8                599.6
                                                                          -----------------    -----------------
    Alliance:
      Senior Notes, 5.625%, due 2006.....................................         399.2                398.8
      Other..............................................................           8.3                  6.5
                                                                          -----------------    -----------------
          Total Alliance.................................................         407.5                405.3
                                                                          -----------------    -----------------

    Total long-term debt.................................................         607.3              1,004.9
                                                                          -----------------    -----------------

    Total Short-term and Long-term Debt..................................  $    1,255.5         $    1,253.2
                                                                          =================    =================

    Short-term Debt
    ---------------

    AXA Equitable discontinued its commercial paper program concurrent with the maturity of its $350.0 million credit facility during the fourth quarter of 2004.

    On July 9, 2004, AXA and certain of its subsidiaries entered into a
    (euro)3.5 billion global credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial, the parent of AXA Equitable.

    AXA Equitable has a $350.0 million, one year promissory note, of which $101.7 million is included within Other Discontinued Operations. The promissory note, which matures in March 2005, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

    At December 31, 2004 and 2003, the Company had pledged real estate of $307.1 million and $309.8 million, respectively, as collateral for certain short-term debt.

    Since 1998, Alliance has had a $425.0 million commercial paper program. In September 2002, Alliance entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. Of the $800.0 million total, $425.0 million is intended to provide back-up liquidity for Alliance's $425.0 million commercial paper program, with the balance available for general purposes. Under this revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. The revolving credit facility contains covenants that, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2004. At December 31, 2004, no borrowings were outstanding under Alliance's commercial paper program or revolving credit facilities.

    At December 31, 2004, Alliance maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2004, no amounts were outstanding under the ECN program.

    Long-term Debt
    --------------

    At December 31, 2004, the Company was not in breach of any debt covenants.

    At December 31, 2004, aggregate maturities of the long-term debt based on required principal payments at maturity were $400.0 million for 2005, $408.4 million for 2006, zero for 2007, 2008 and 2009, and $200.0 million thereafter.

    In August 2001, Alliance issued $400.0 million 5.625% notes pursuant to a shelf registration statement under which Alliance may issue up to $600.0 million in senior debt securities. These Alliance notes mature in 2006 and are redeemable at any time. The proceeds from the Alliance notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

11) INCOME TAXES

    A summary of the income tax expense in the consolidated statements of earnings follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Income tax expense:
      Current expense (benefit)........................  $       358.9       $      112.5       $     (400.0)
      Deferred expense.................................           37.4              128.0              450.9
                                                        -----------------   ----------------   -----------------
    Total..............................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Expected income tax expense........................  $       586.0       $      332.6       $      360.0
    Minority interest..................................         (110.4)             (58.7)            (128.3)
    Separate Account investment activity...............          (63.3)             (29.1)            (159.3)
    Non-taxable investment income......................          (22.6)             (20.8)               3.4
    Non-deductible penalty.............................            -                 14.8                -
    Adjustment of tax audit reserves...................            7.7               (9.9)             (34.2)
    Non-deductible goodwill and other intangibles......            2.7                -                  -
    Other..............................................           (3.8)              11.6                9.3
                                                        -----------------   ----------------   -----------------
    Income Tax Expense.................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The components of the net deferred income taxes are as follows:

                                                   DECEMBER 31, 2004                  December 31, 2003
                                            ---------------------------------  ---------------------------------
                                                ASSETS         LIABILITIES         Assets         Liabilities
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Compensation and related benefits......  $       -        $      213.9      $        -        $     271.8
    Reserves and reinsurance...............        945.1               -               801.9              -
    DAC....................................          -             2,026.8               -            1,855.6
    Unrealized investment gains............          -               483.7               -              482.4
    Investments............................          -               557.9               -              525.3
    Other..................................          -                41.9               6.7              -
                                            ---------------  ----------------  ---------------   ---------------
    Total..................................  $     945.1      $    3,324.2      $      808.6      $   3,135.1
                                            ===============  ================  ===============   ===============

    In 2002, the Company recorded a $144.3 million benefit resulting from the favorable treatment of certain tax matters related to Separate Account investment activity arising during the 1997-2001 tax years and a settlement with the Internal Revenue Service (the "IRS") with respect to such tax matters for the 1992-1996 tax years.

    In 2003, the IRS commenced an examination of the AXA Financial's consolidated Federal income tax returns, which includes the Company, for the years 1997 through 2001. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

12) REINSURANCE AGREEMENTS

    The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

    During 2004, the Insurance Group reinsured most of its new variable life, universal life and term life policies on an excess of retention basis, retaining up to a maximum of $15 million on single-life policies and $20 million on second-to-die policies with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 50% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

    At December 31, 2004, the Company had reinsured in the aggregate approximately 27.4% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 75.3% of its current liability exposure resulting from the GMIB feature.

    Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2004 and 2003 were $90.0 million and $29.0 million, respectively. The increase (decrease) in estimated fair value was $61.0 million and $(91.0) million for the years ended December 31, 2004 and 2003, respectively.

    At December 31, 2004 and 2003, respectively, reinsurance recoverables related to insurance contracts amounted to $2.55 billion and $2.46 billion. Reinsurance payables related to insurance contracts totaling $27.9 million and $27.5 million are included in other liabilities in the consolidated balance sheets.

    The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $387.4 million and $389.7 million at December 31, 2004 and 2003, respectively.

    The Insurance Group also cedes a portion of its extended term insurance, paid up life insurance and guaranteed interest contracts and substantially all of its individual disability income through various coinsurance agreements.

    In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2004 and 2003 were $653.0 million and $587.5 million, respectively.

    The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       828.9       $      913.8       $      954.6
        Reinsurance assumed................................          191.2              153.2              181.4
        Reinsurance ceded..................................         (140.5)            (177.6)            (190.8)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       879.6       $      889.4       $      945.2
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $       134.8       $      100.3       $       96.6
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       344.7       $      390.9       $      346.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.2       $       49.7       $       54.6
                                                            =================   ================   =================

13) EMPLOYEE BENEFIT PLANS

    The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. AXA Equitable's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

    Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions in 2004 to the qualified plans of $10.0 million. The Company expected to require no cash contributions to the qualified plans to satisfy the minimum funding requirements for the year ended 2005.

    Components of net periodic pension expense (credit) follow:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        34.6       $       31.8       $       32.1
        Interest cost on projected benefit obligations.....          121.9              122.6              125.3
        Expected return on assets..........................         (170.9)            (173.9)            (181.8)
        Net amortization and deferrals.....................           64.7               53.4                6.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        50.3       $       33.9       $      (18.0)
                                                            =================   ================   =================

    The projected benefit obligations under the pension plans were comprised of:

                                                                                       December 31,
                                                                             -----------------------------------
                                                                                 2004                2003
                                                                             ---------------   -----------------
                                                                                       (In Millions)
    Benefit obligations, beginning of year.................................  $    2,013.3       $    1,883.9
    Service cost...........................................................          28.6               26.8
    Interest cost..........................................................         121.9              122.6
    Actuarial losses ......................................................         184.0              113.5
    Benefits paid..........................................................        (135.8)            (133.5)
                                                                             ---------------   -----------------
    Benefit Obligations, End of Year.......................................  $    2,212.0       $    2,013.3
                                                                             ===============   =================

    The change in plan assets and the funded status of the pension plans was as follows:

                                                                                          December 31,
                                                                                ----------------------------------
                                                                                    2004               2003
                                                                                ---------------   ----------------
                                                                                         (In Millions)
    Plan assets at fair value, beginning of year..............................  $    2,015.1      $     1,785.4
    Actual return on plan assets..............................................         243.9              359.7
    Contributions.............................................................          11.4               10.0
    Benefits paid and fees....................................................        (143.7)            (140.0)
                                                                                ---------------   ----------------
    Plan assets at fair value, end of year....................................       2,126.7            2,015.1
    Projected benefit obligations.............................................       2,212.0            2,013.3
                                                                                ---------------   ----------------
    (Underfunding) excess of plan assets over projected benefit obligations...         (85.3)               1.8
    Unrecognized prior service cost...........................................          (9.8)             (34.8)
    Unrecognized net loss from past experience different
      from that assumed.......................................................         927.5              904.3
    Unrecognized net asset at transition......................................          (1.3)              (1.3)
                                                                                ---------------   ----------------
    Prepaid Pension Cost, Net.................................................  $      831.1      $       870.0
                                                                                ===============   ================

    The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $852.4 million and $886.4 million and the accrued liability for pension plans with accumulated benefit obligations in excess of plan assets was $21.3 million and $16.4 million at December 31, 2004 and 2003, respectively.

    The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets:

                                                                             DECEMBER 31,
                                                      ---------------------------------------------------------
                                                               2004                             2003
                                                      ---------------------------      ------------------------
                                                                             (IN MILLIONS)
                                                             ESTIMATED                    Estimated
                                                            FAIR VALUE         %          Fair Value       %
                                                      --------------------    ----     ----------------   -----
    Corporate and government debt securities.......    $       450.1          21.2     $      438.2       21.7
    Equity securities..............................          1,468.0          69.0          1,387.4       68.9
    Equity real estate ............................            192.8           9.1            184.8        9.2
    Short-term investments.........................             14.9            .7              2.1         .1
    Other..........................................               .9            -               2.6         .1
                                                      --------------------             ---------------
    Total Plan Assets..............................    $     2,126.7                   $     2,105.1
                                                      ====================             ===============

    The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. Strategy with respect to asset mix is designed to meet, and, if possible, exceed the long-term rate-of-return assumptions for benefit obligations. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real Estate investments offer diversity to the total portfolio and long-term inflation protection.

    A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

    The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2004 and 2003.

                                                                                     AXA Financial
                                                                            --------------------------------
                                                                                2004               2003
                                                                                ----               ----
    Discount rate:
      Benefit obligation...............................................        5.75%              6.25%
      Periodic cost....................................................        6.25%              6.75%

    Rate of compensation increase:
      Benefit obligation and periodic cost.............................        5.75%              5.78%

    Expected long-term rate of return on plan assets (periodic cost)...         8.5%               8.5%

    As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

    The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were zero and zero, respectively, at December 31, 2004, and $51.1 million and $37.3 million, respectively, at December 31, 2003. The accumulated benefit obligation for all defined benefit pension plans was $2,072.6 million and $1,933.5 million at December 31, 2004 and 2003, respectively. The aggregate projected benefit obligation for pension plans with projected benefit obligations in excess of plan assets was zero at December 31, 2004 and $73.6 million at December 31, 2003.

    Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $23.2 million, $24.5 million and $26.0 million for 2004, 2003 and 2002, respectively.

    The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2005, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2004 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                             --------------------
                                                 (IN MILLIONS)
                  2005.......................  $     146.3
                  2006.......................        156.2
                  2007.......................        159.4
                  2008.......................        161.3
                  2009.......................        163.8
                  Years 2010 - 2014..........        842.0

    On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "MMA") was signed into law. It introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit, however, detailed regulations necessary to implement and administer the MMA have not yet been issued. Management and its actuarial advisors have not been able to conclude as yet whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measures of the accumulated postretirement benefit obligations and net periodic postretirement benefit cost for these plans at and for the year ended December 31, 2004 do not reflect any amounts associated with enactment of MMA, including the subsidy.

    Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund purchases of Alliance Holding units or an Alliance sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $140.4 million, $124.2 million and $101.4 million for 2004, 2003 and 2002, respectively (including $61.3 million, $85.1 million and $63.7 million for 2004, 2003 and 2002, respectively, relating to the Bernstein deferred compensation plan).

14) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives
    -----------

    The Insurance Group primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce the Insurance Group's exposure of interest rate fluctuations. Various derivative instruments are used to achieve these objectives, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures, including the program to hedge certain risks associated with the GMDB/GMIB features of the Accumulator series of annuity products. At December 31, 2004, the Company's outstanding equity-based futures contracts were exchanged-traded and net settled each day. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in annuity contracts issued by the Company. See Note 12 to Notes to Consolidated Financial Statements.

    Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors. At December 31, 2004 the outstanding notional amount of interest rate floors was $12.0 billion. For the year ended December 31, 2004 net unrealized losses of $3.9 million and no realized gains were recognized from floor contracts. These derivatives do not qualify for hedge accounting treatment under GAAP.

    The Company issues certain variable annuity products with GMDB and GMIB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company initiated a dynamic hedging program in the third quarter 2003, utilizing exchange traded futures contracts, to hedge certain risks associated with the GMDB feature of certain annuity products with a total account value of $20,887 million at December 31, 2004, and in 2004, initiated a similar program to hedge certain risks, associated with the GMIB feature of certain annuity products with a total account value of $7,446 million at December 31, 2004. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. This program does not qualify for hedge accounting treatment under GAAP. At December 31, 2004 the Company had open exchange-traded futures positions on the S&P 500, Russell 1000 and NASDAQ 100 indices, having an aggregate notional amount of $956.7 million and an initial margin requirement of $51.2 million. Contracts are net settled daily. At December 31, 2004, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having an aggregate notional amount of $156.7 million and an initial margin requirement of $1.3 million. Contracts are net settled daily. For the year ended December 31, 2004, net realized losses of $63.1 million and net unrealized losses of $20.6 million were recognized from futures contracts utilized in this program and were partially offset by a similar decline in the GMDB and GMIB reserve.

    The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with the respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the NAIC.

    All derivatives outstanding at December 31, 2004 and 2003 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Notional Amount by Derivative Type:
      Options:
        Floors..........................................................    $   12,000         $   12,000
        Bond and equity-based futures...................................         1,113                275
                                                                           ----------------   -----------------
      Total.............................................................    $   13,113         $   12,275
                                                                           ================   =================

    At December 31, 2004 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

    All gains and losses on derivative financial instruments utilized by the Company in 2004 and 2003 are reported in earnings. None of the derivatives were designated as qualifying hedges under SFAS No. 133. For 2004 and 2003, respectively, investment results, principally in net investment income, included gross gains of $26.2 million and $.6 million and gross losses of $114.2 million and $42.6 million that were recognized on derivative positions.

    Fair Value of Financial Instruments
    -----------------------------------

    The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2004 and 2003.

    Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

    The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

    The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

    Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

    The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7, 8 and 10 of Notes to Consolidated Financial Statements are presented below:

                                                                       DECEMBER 31,
                                            --------------------------------------------------------------------
                                                          2004                               2003
                                            ---------------------------------  ---------------------------------
                                               CARRYING         ESTIMATED         Carrying         Estimated
                                                VALUE          FAIR VALUE          Value           Fair Value
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Consolidated:
    Mortgage loans on real estate..........  $    3,131.9     $     3,321.4     $     3,503.1     $    3,761.7
    Other limited partnership interests....         891.0             891.0             775.5            775.5
    Policy loans...........................       3,831.4           4,358.2           3,894.3          4,481.9
    Policyholders liabilities:
      Investment contracts.................      17,755.5          18,175.5          16,817.0         17,245.9
    Long-term debt.........................         607.3             665.9           1,004.9          1,105.7

    Closed Block:
    Mortgage loans on real estate..........  $    1,098.8     $     1,162.9     $     1,297.6     $    1,386.0
    Other equity investments...............           3.8               3.8              14.2             14.2
    Policy loans...........................       1,322.5           1,535.4           1,384.5          1,626.7
    SCNILC liability.......................          13.1              13.1              14.8             14.9

    Other Discontinued Operations:
    Mortgage loans on real estate..........  $       21.4     $        23.1     $        63.9     $       69.5
    Other equity investments...............           4.4               4.4               7.5              7.5
    Guaranteed interest contracts..........           6.8               6.8              17.8             16.3
    Long-term debt.........................         101.7             101.7             101.7            101.7

15) COMMITMENTS AND CONTINGENT LIABILITIES

    In addition to its debt and lease commitments discussed in Notes 10 and 17 of Notes to Consolidated Financial Statements, from time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2004, these arrangements included commitments by the Company to provide equity financing of $418.2 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

    AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

    The Company had $60.5 million of letters of credit related to reinsurance of which no amounts were outstanding at December 31, 2004. AXA Equitable had $29.2 million in commitments under existing mortgage loan agreements at December 31, 2004.

    In February 2002, Alliance signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2004, Alliance was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

16) LITIGATION

    A number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, Equitable Variable Life Insurance Company ("EVLICO", which was merged into AXA Equitable effective January 1, 1997), and AXA Life like other life and health insurers, from time to time are involved in such litigations.

    In October 2000, an action entitled SHAM MALHOTRA, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, AXA ADVISORS, LLC AND EQUITABLE DISTRIBUTORS, INC. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased AXA Equitable deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law (the "GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserted causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, plaintiffs amended their new complaint in response to defendants' motion to dismiss and, subsequently, in March 2002, defendants filed a motion to dismiss the amended complaint. In March 2003, the United States District Court for the Eastern District of New York: (i) granted plaintiffs' motion, filed October 2001, seeking leave to reopen their original case for the purpose of filing an amended complaint and accepted plaintiffs' proposed amended complaint, (ii) appointed the named plaintiffs as lead plaintiffs and their counsel as lead counsel for the putative class, (iii) consolidated plaintiffs' original action with their second action, which was filed in October 2001, and (iv) ruled that the court would apply AXA Equitable's motion to dismiss the amended complaint in the second action to the plaintiffs' amended complaint from the original action. In April 2003, plaintiffs filed a second amended complaint alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The action purports to be on behalf of a class consisting of all persons who on or after October 3, 1997 purchased an individual variable deferred annuity contract, received a certificate to a group variable deferred annuity contract or made an additional investment through such a contract, which contract was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment. In May 2003, the defendants filed a motion to dismiss the second amended complaint. In February 2004, the District Court issued a decision withdrawing without prejudice defendants' motion to dismiss the second amended complaint with leave to refile because the parties did not comply with the court's Individual Motion Practices. In March 2004, defendants filed a renewed motion to dismiss the second amended complaint.

    In October 2000, an action entitled AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP V. AXA CLIENT SOLUTIONS, LLC; THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES; AND AXA FINANCIAL, INC. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants, in connection with certain annuities issued by AXA Equitable (i) breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek substantial lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. AXA Equitable answered the amended complaint. In July 2004, the court dismissed Emerald's complaint for lack of subject matter (diversity) jurisdiction. In June 2004, Emerald filed a new complaint that was substantially similar to the complaint filed in the dismissed action against AXA Equitable, AXA Client Solutions, LLC, and AXA Financial in the United States District Court for the Northern District of Illinois. In July 2004, Emerald filed an amended complaint, to which AXA Equitable filed an answer asserting several affirmative defenses. AXA Equitable also filed a partial motion to dismiss the amended complaint. In August 2004, Emerald filed a motion to dismiss several affirmative defenses, which motion was granted in September 2004. While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the consolidated financial position and results of operations of the Company, management believes that the ultimate resolution of this litigation should not have a material adverse effect on the Company's consolidated financial position.

    After the District Court denied defendants' motion to assert certain defenses and counterclaims in AMERICAN NATIONAL BANK, AXA Equitable commenced an action, in December 2001, entitled THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES V. AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP, in the United States District Court for the Northern District of Illinois. The complaint arises out of the same facts and circumstances as described in AMERICAN NATIONAL BANK. AXA Equitable's complaint alleges common law fraud and equitable rescission in connection with certain annuities issued by AXA Equitable. AXA Equitable seeks unspecified money damages, rescission, punitive damages and attorneys' fees. In March 2002, defendants filed an answer to AXA Equitable's complaint and asserted counterclaims. Defendants' counterclaims allege common law fraud, violations of the Federal and Illinois Securities Acts and violations of the Illinois and New York Consumer Fraud Acts. Defendants seek unspecified money damages, punitive damages and attorneys' fees. In May 2002, the District Court granted in part and denied in part AXA Equitable's motion to dismiss defendants' counterclaims, dismissing defendants' Illinois Securities Act and New York Consumer Fraud Act claims. AXA Equitable answered defendants' remaining counterclaims. In July 2004, AXA Equitable filed a motion to dismiss this action on the ground that there is no subject matter (diversity) jurisdiction. In September 2004, the court dismissed AXA Equitable's action and retained jurisdiction over Emerald's counterclaims in that action.

    In January 2004, DH2, Inc., an entity related to Emerald Investments L.P., filed a lawsuit in the United States District Court for the Northern District of Illinois, against AXA Equitable and EQ Advisors Trust ("EQAT"), asserting claims for breach of contract and breach of fiduciary duty, claims under the Federal securities laws, and misappropriation of trade secrets. The complaint alleges that AXA Equitable and EQAT wrongfully misappropriated DH2, Inc.'s confidential and proprietary information to implement fair value pricing of securities within the subaccounts of DH2, Inc.'s variable annuity, which diminished the profitability of its proprietary trading strategy. The complaint also alleges that AXA Equitable and EQAT implemented fair value pricing for an improper purpose and without adequate disclosure. The complaint further alleges that AXA Equitable and EQAT are not permitted to implement fair value pricing of securities. In May 2004, the complaint was served on AXA Equitable and EQAT. In July 2004, DH2 filed an amended complaint adding the individual trustees as defendants. In October 2004, all defendants filed a motion to dismiss the amended complaint. In March 2005, the Court granted the motion to dismiss, dismissing DH2's claims for alleged violations of the Investment Company Act of 1940, as amended (the "Investment Company Act") with prejudice and dismissing the remaining claims without prejudice on the ground that DH2 failed to state a claim under the Federal securities laws. DH2 has until April 2005 to file a Second Amended Complaint consistent with the Court's decision.

    In November 2004, a fairness hearing in PETER FISCHEL, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a previously disclosed lawsuit, was held and a settlement was approved effective as of January 2005. Management believes that the settlement of Fischel will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violates ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim has been dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. The parties agreed that the new individual claims of the five named plaintiffs regarding the delivery of announcements to them would be excluded from the class certification. In April 2003, defendants filed an answer to the amended complaint. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In July 2003, defendants filed a motion for summary judgment on the grounds that plaintiffs' claims are barred by applicable statutes of limitations. In October 2003, the District Court denied that motion. In July 2004, the parties filed cross motions for summary judgment asking the court to find in their respective favors on plaintiffs' claim that (1) the cash balance formula of the retirement plan violates ERISA's age discrimination provisions and (2) the notice of plan amendment distributed by AXA Equitable violated ERISA's notice rules. Following a hearing on the motions, the court ordered a limited amount of additional discovery to be conducted followed by a subsequent hearing.

    In January 2003, a putative class action entitled BERGER ET AL. V. AXA NETWORK, LLC AND THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was commenced in the United States District Court for the Northern District of Illinois by two former agents on behalf of themselves and other similarly situated present, former and retired agents who, according to the complaint, "(a) were discharged by Equitable Life from `statutory employee status' after January 1, 1999, because of Equitable Life's adoption of a new policy stating that in any given year, those who failed to meet specified sales goals during the preceding year would not be treated as `statutory employees,' or (b) remain subject to discharge from `statutory employee' status based on the policy applied by Equitable Life." The complaint alleges that AXA Equitable improperly "terminated" the agents' full-time life insurance salesman statutory employee status in or after 1999 by requiring attainment of minimum production credit levels for 1998, thereby making the agents ineligible for benefits and "requiring" them to pay Self-Employment Contribution Act taxes. The former agents, who assert claims for violations of ERISA and 26 U.S.C. 3121, and breach of contract, seek declaratory and injunctive relief, plus restoration of benefits and an adjustment of their benefit plan contributions and payroll tax withholdings. In March 2003, AXA Equitable filed a motion to dismiss the complaint. In July 2003, the United States District Court for the Northern District of Illinois granted in part and denied in part AXA Equitable's motion to dismiss the complaint, dismissing plaintiffs' claims for violation of 26 U.S.C. 3121 and breach of contract. AXA Equitable has answered plaintiffs' remaining claim for violation of ERISA. In July 2003, plaintiffs filed a motion for class certification. In November 2003, AXA Equitable filed its opposition to the motion for class certification. In March 2004, the District Court entered an order certifying a class consisting of "[a]ll present, former and retired Equitable agents who (a) lost eligibility for benefits under any Equitable ERISA plan during any period on or after January 1, 1999 because of the application of the policy adopted by Equitable of using compliance with specified sales goals as the test of who was a "full time life insurance salesman" and thereby eligible for benefits under any such plan, or (b) remain subject to losing such benefits in the future because of the potential application to them of that policy." Discovery has concluded and the parties have filed cross motions for summary judgment. The case has been removed from the trial calendar pending a decision on these motions.

    In May 2003, a putative class action complaint entitled ECKERT V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was filed in the United States District Court for the Eastern District of New York, as a case related to the Malhotra action described above. The complaint asserts a single claim for relief under Section 47(b) of the Investment Company Act of 1940, as amended based on AXA Equitable's alleged failure to register as an investment company. According to the complaint, AXA Equitable was required to register as an investment company because it was allegedly issuing securities in the form of variable insurance products and allegedly investing its assets primarily in other securities. The plaintiff purports to act on behalf of all persons who purchased or made an investment in variable insurance products from AXA Equitable on or after May 7, 1998. The complaint seeks declaratory judgment permitting putative class members to elect to void their variable insurance contracts; restitution of all fees and penalties paid by the putative class members on the variable insurance products, disgorgement of all revenues received by AXA Equitable on those products, and an injunction against the payment of any dividends by AXA Equitable to the Holding Company. In June 2003, AXA Equitable filed a motion to dismiss the complaint. In June 2004, plaintiff, in connection with a settlement of a proceeding entitled ECKERT V. AXA ADVISORS, LLC, ET. AL. which was filed with the National Association of Securities Dealers, Inc., released his putative class action claim against AXA Equitable. In June 2004, plaintiff's counsel filed a motion for withdrawal of plaintiff from the putative class action lawsuit and intervention by another member of the putative class as plaintiff. In March 2005, the Court granted the motion to intervene by another member of the putative class and denied AXA Equitable's motion to dismiss without prejudice to refile the motion after the new complaint is filed.

    The ten similar and previously disclosed putative class action lawsuits, arising out of the Holding Company's acquisition of MONY, and filed between September and October 2003, against the Holding Company (and in some cases AIMA Acquisition Co., a wholly owned subsidiary of the Holding Company ("AIMA")), MONY and MONY's directors in the Court of Chancery of the State of Delaware in and for New Castle County, entitled BEAKOVITZ V. AXA FINANCIAL, INC., ET AL.; BELODOFF V. THE MONY GROUP INC., ET AL.; BRIAN V. THE MONY GROUP INC. ET AL.; BRICKLAYERS LOCAL 8 AND PLASTERERS LOCAL 233 PENSION FUND V. THE MONY GROUP, INC., ET AL.; CANTOR V. THE MONY GROUP, INC., ET AL.; E.M. CAPITAL, INC. V. THE MONY GROUP, INC., ET AL.; GARRETT V. THE MONY GROUP INC., ET AL.; LEBEDDA V. THE MONY GROUP, INC., ET AL.; MARTIN
    V. ROTH, ET AL.; and MUSKAL V. THE MONY GROUP, INC., ET AL. (collectively, the "MONY Stockholder Litigation") have been settled and dismissed with prejudice. The Company's management believes that the settlement of the MONY Stockholder Litigation will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    Related to the MONY Stockholder Litigation, the Holding Company, MONY and MONY's directors were named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled LAUFER V. THE MONY GROUP, INC., ET AL. and NORTH BORDER INVESTMENTS V. BARRETT, ET AL. The complaints in these actions contain allegations substantially similar to those in the Delaware cases, and likewise purport to assert claims for breach of fiduciary duty against MONY's directors and for aiding and abetting a breach of fiduciary duty against the Holding Company. The complaints in these actions also purport to be brought on behalf of a class consisting of all MONY stockholders, excluding the defendants and their affiliates, and seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. In December 2003, defendants contested the claims in the LAUFER and NORTH BORDER complaints. In NORTH BORDER, in September 2004, the plaintiff agreed that it would not object to the proposed settlement before the Delaware Court of Chancery and that following a final judgment approving the settlement by the Delaware Court of Chancery, the plaintiff would dismiss its action against all defendants with prejudice. A stipulation of discontinuance for the North Border action was filed with the New York State Supreme Court in November 2004.

    In September 2004, a petition for appraisal entitled CEDE & CO. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by an alleged former MONY stockholder. The petition seeks a judicial appraisal of the value of the MONY shares held by former MONY stockholders who demanded appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware and have not withdrawn their demands. The parties are engaged in discovery. On or about November 4, 2004, a petition for appraisal entitled HIGHFIELDS CAPITAL LTD. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by another alleged former MONY stockholder. The relief sought by the Highfields Capital petition is substantially identical to that sought pursuant to the Cede & Co. petition. The parties are engaged in discovery. In February 2005, the Delaware Court of Chancery consolidated the two actions for all purposes.

    In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. The lawsuit asserts causes of action for negligence, gross negligence, breach of contract, and breach of fiduciary duty and seeks unspecified compensatory and punitive damages, plus prejudgment interest, attorneys' fees and costs. In June 2004, AXA Equitable removed the case to Federal court and in July 2004 filed a motion to dismiss. In July 2004, plaintiff filed a motion to remand the action to state court. In August 2004, the court stayed the action pending a decision by the U.S. Court of Appeals for the Seventh Circuit in a case filed against Putnam Funds et al. (to which the Holding Company is not a party) regarding removal pursuant to the Securities Litigation Uniform Standards Act under similar circumstances. In February 2005, the Baltimore Federal court entered a Conditional Transfer Order, conditionally transferring the case to Federal court in Baltimore, Maryland, where the majority of so-called market timing cases against various fund families have been transferred.

    ALLIANCE LITIGATION

    In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including Alliance. The principal allegations of the Enron Complaint, as they pertain to Alliance, are that Alliance violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act") with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege the registration statement was materially misleading and that Frank Savage, who was at that time an employee of Alliance and who was and remains a director of the general partner of Alliance, signed the registration statement at issue. Plaintiffs further allege that Alliance was a controlling person of Frank Savage. Plaintiffs therefore assert that Alliance is itself liable for the allegedly misleading registration statement. Plaintiffs seek recission or a recissionary measure of damages. In June 2002, Alliance moved to dismiss the ENRON Complaint as the allegations therein pertain to it. In March 2003, that motion was denied. In May 2003, a First Amended Consolidated Complaint, with substantially identical allegations as to Alliance, was filed. Alliance filed its answer in June 2003. In May 2003, plaintiffs filed an Amended Motion For Class Certification. In October 2003, following the completion of class discovery, Alliance filed its opposition to class certification. Alliance's motion is pending. The case is currently in discovery.

    In May 2002, a complaint entitled THE FLORIDA STATE BOARD OF ADMINISTRATION
    V. ALLIANCE CAPITAL MANAGEMENT L.P. ("SBA Complaint") was filed in the Circuit Court of the Second Judicial Circuit, in and for Leon County, Florida against Alliance. The SBA Complaint alleges breach of contract relating to the Investment Management Agreement between The Florida State Board of Administration ("SBA") and Alliance, breach of the covenant of good faith and fair dealing contained in the Investment Management Agreement, breach of fiduciary duty, negligence, gross negligence and violation of the Florida Securities and Investor Protection Act, in connection with purchases and sales of Enron common stock for the SBA investment account. The SBA seeks more than $300 million in compensatory damages and an unspecified amount of punitive damages. In June 2002, Alliance moved to dismiss the SBA Complaint; in September 2002, the court denied Alliance's motion to dismiss the SBA Complaint in its entirety. In November 2003, the SBA filed an amended complaint ("Amended SBA Complaint"). While the Amended SBA Complaint contains the Enron claims, the Amended SBA Complaint also alleges that Alliance breached its contract with the SBA by investing in or continuing to hold stocks for the SBA's investment portfolio that were not "1-rated," the highest rating that Alliance's research analysts could assign. The SBA also added claims for negligent supervision and common law fraud. The Amended SBA Complaint seeks rescissionary damages for all purchases of stocks that were not 1-rated, as well as damages for those that were not sold on a downgrade. During the third quarter of 2004, the SBA asserted in discovery that its Enron-related and 1-rated stock-related damages (including statutory interest) are approximately $2.9 billion. In November 2004, each party moved for partial summary judgment. In January 2005, the court granted, in part, Alliance's motion. Trial commenced in March 2005.

    In September 2002, a complaint entitled LAWRENCE E. JAFFE PENSION PLAN, LAWRENCE E. JAFFE TRUSTEE U/A 1198 V. ALLIANCE CAPITAL MANAGEMENT L.P., ALFRED HARRISON AND ALLIANCE PREMIER GROWTH FUND, INC. ("Jaffe Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Alfred Harrison and Premier Growth Fund alleging violation of the Investment Company Act. Plaintiff seeks damages equal to Premier Growth Fund's losses as a result of Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. In March 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey for coordination with the now dismissed BENAK V. ALLIANCE CAPITAL MANAGEMENT L.P. AND ALLIANCE PREMIER GROWTH FUND action then pending. In December 2003, plaintiff filed an amended complaint ("Amended Jaffe Complaint") in the United States District Court for the District of New Jersey. The Amended Jaffe Complaint alleges violations of
    Section 36(a) of the Investment Company Act, common law negligence, and negligent misrepresentation. Specifically, the Amended Jaffe Complaint alleges that (i) the defendants breached their fiduciary duties of loyalty, care and good faith to Premier Growth Fund by causing Premier Growth Fund to invest in the securities of Enron, (ii) the defendants were negligent for investing in securities of Enron, and (iii) through prospectuses and other documents, defendants misrepresented material facts related to Premier Growth Fund's investment objective and policies. In January 2004, defendants moved to dismiss the Amended Jaffe Complaint. That motion is pending.

    In December 2002, a putative class action complaint entitled PATRICK J. GOGGINS ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("Goggins Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Premier Growth Fund and individual directors and certain officers of Premier Growth Fund. In August 2003, the court granted Alliance's motion to transfer the Goggins Complaint to the United States District Court for the District of New Jersey. In December 2003, plaintiffs filed an amended complaint ("Amended Goggins Compliant") in the United States District Court for the District of New Jersey, which alleges that defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act because Premier Growth Fund's registration statements and prospectuses contained untrue statements of material fact and omitted material facts. More specifically, the Amended Goggins Complaint alleges that the Premier Growth Fund's investment in Enron was inconsistent with the fund's stated strategic objectives and investment strategies. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages on behalf of a class of persons who purchased shares of Premier Growth Fund during the period October 31, 2000 through February 14, 2002. In January 2004, Alliance moved to dismiss the Amended Goggins Complaint. In
    December 2004, the court granted Alliance's motion and dismissed the case. In January 2005, plaintiff appealed the court's decision.

    In October 2003, a purported class action complaint entitled ERB ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("ERB Complaint") was filed in the Circuit Court of St. Clair County, State of Illinois against Alliance. Plaintiff, purportedly a shareholder in the Premier Growth Fund, alleges that Alliance breached unidentified provisions of Premier Growth Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for Premier Growth Fund's portfolio must be a "1-rated" stock, the highest rating that Alliance's analysts could assign. Plaintiff alleges that Alliance impermissibly purchased shares of stocks that were not 1-rated. Plaintiff seeks rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund over the past ten years, as well as an unspecified amount of damages. In June 2004, plaintiff filed an amended complaint ("Amended Erb Complaint") in the Circuit Court of St. Clair County, Illinois. The Amended Erb Complaint allegations are substantially similar to those contained in the previous complaint, however, the Amended Erb Complaint adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The Amended Erb Complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. In July 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities Litigation Uniform Standards Act. In August 2004, the District Court remanded the action to the Circuit Court. In September 2004, Alliance filed a notice of appeal with respect to the District Court's order. In December 2004, plaintiffs moved to dismiss Alliance's appeal. These motions are pending.

    Market Timing-Related Matters

    In October 2003, a purported class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. ("Hindo Complaint") was filed against Alliance, Alliance Holding, ACMC, the Holding Company, the AllianceBernstein Funds, the registrants and issuers of those funds, certain officers of Alliance (the "Alliance defendants"), and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

    Since October 2003, forty-three additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against Alliance and certain other defendants, and others may be filed. Such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), certain state securities statutes and common law. All of these lawsuits seek an unspecified amount of damages.

    In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). In March 2004 and April 2004, the MDL Panel issued orders conditionally transferring the state court cases against Alliance and numerous others to the Mutual Fund MDL. Transfer of all of these actions subsequently became final. Plaintiffs in three of these four actions moved to remand the actions back to state court. In June 2004, the Court issued an interim opinion deferring decision on plaintiffs' motions to remand until a later stage in the proceedings. Subsequently, the plaintiff in the state court individual action moved the Court for reconsideration of that interim opinion and for immediate remand of her case to state court, and that motion is pending. Defendants are not yet required to respond to the complaints filed in the state court derivative actions.

    In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous Federal lawsuits.

    The Holding Company, AXA S.A. and AXA Equitable are named as defendants in the mutual fund shareholder complaint and the Alliance Holding unitholder derivative complaint. Claims have been asserted against all these companies that include both control person and direct liability. The Holding Company is named as a defendant in the mutual fund complaint and the ERISA complaint. Alliance recorded charges to income totaling $330 million during the second half 2003 in connection with establishing the $250 million restitution fund and certain other matters. During 2004, Alliance paid $296 million related to these matters (including $250 million to the restitution fund) and has cumulatively paid $302 million. Accordingly, it is possible that additional charges in the future may be required.

    Revenue Sharing-Related Matters

    In June 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against Alliance, Alliance Holding, ACMC, The Holding Company, AllianceBernstein Investment Research and Management, Inc., a wholly-owned subsidiary of Alliance ("ABIRM"), certain current and former directors of the AllianceBernstein Funds, and unnamed Doe defendants. The Aucoin Complaint names the AllianceBernstein Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
    (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

    Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of AllianceBernstein Funds.

    In February 2005, plaintiffs filed a consolidated amended class action complaint that asserts claims substantially similar to the Aucion Complaint and the nine additional lawsuits referenced above.

    Directed Brokerage

    Alliance and approximately twelve other investment management firms were mentioned publicly in connection with the settlement by the SEC of charges that Morgan Stanley violated Federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas, and the NASD has issued requests for information, to Alliance in connection with this matter and Alliance has provided documents and other information to the SEC and the NASD and is cooperating fully with their investigations. On March 11, 2005, discussions commenced with the NASD that Alliance's management believes will conclude these investigations. Accordingly, Alliance recorded a $5 million charge against 2004 earnings.

    Proof of Claim-Related Matters

    In January 2005, a purported class action complaint entitled CHARLES DAVIDSON AND BERNARD SAMSON, ET AL. V. BRUCE W. CALVERT, ET AL. ("Davidson Complaint") was filed against Alliance Capital, ABIRM, various current and former directors of ACMC, and unnamed Doe defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The Davidson Complaint alleges that Alliance Capital, as investment advisor to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties arising under Sections 36(a), 36(b) and 47(b) of the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants.

    Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against Alliance Capital and certain defendants not affiliated with Alliance Capital, and others may be filed. One of the lawsuits was brought as a class action in the United States District Court for the District of Massachusetts on behalf of alleged shareholders of the Mass Mutual family of funds. The other lawsuit was brought as a class action in the United States District Court for the Eastern District of Pennsylvania on behalf of alleged shareholders of the Vanguard family of funds. Both additional lawsuits: (i) assert claims against Alliance Capital in connection with sub-advisory services provided by Alliance Capital to the respective fund families; (ii) assert claims substantially identical to the Davidson Complaint; and (iii) seek relief substantially identical to the Davidson Complaint.

                         ------------------------------

    Although the outcome of litigation generally cannot be predicted with certainty, management believes that, except as otherwise noted, the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Except as noted above, management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

    In addition to the matters previously reported and those described above, AXA Equitable and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

17) LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2005 and the four successive years are $131.9 million, $121.1 million, $110.7 million, $102.8 million, $90.9 million and $715.8 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2005 and the four successive years is $11.5 million, $4.1million, $3.3 million, $2.9 million, $2.3 million and $17.5 million thereafter.

    At December 31, 2004, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2005 and the four successive years is $74.4 million, $77.6 million, $70.9 million, $73.8 million, $72.4 million and $708.5 million thereafter.

    The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2005 and the four successive years are $.9 million and $.6 million, $.3 million, $.3 million and $.2 million, respectively.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

    AXA Equitable is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent; pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $433.1 million during 2005. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2004, 2003 and 2002, the Insurance Group statutory net income totaled $571.4 million, $549.4 million and $451.6 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,287.3 million and 4,555.7 million at December 31, 2004 and 2003, respectively. In 2004, 2003 and 2002, respectively, AXA Equitable paid shareholder dividends of $500.0 million, $400.0 million and $500.0 million.

    At December 31, 2004, the Insurance Group, in accordance with various government and state regulations, had $32.8 million of securities deposited with such government or state agencies.

    At December 31, 2004 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2004.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

    The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net change in statutory surplus and
      capital stock....................................  $       196.8       $       43.4       $   (1,354.7)
    Change in AVR......................................          528.1              152.2             (464.7)
                                                        -----------------   ----------------   -----------------
    Net change in statutory surplus, capital stock
      and AVR..........................................          724.9              195.6           (1,819.4)
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................         (398.8)            (245.7)             255.2
      DAC..............................................          529.2              556.1              458.1
      Deferred income taxes............................          122.5               30.9             (634.6)
      Valuation of investments.........................           10.1               39.6              (74.8)
      Valuation of investment subsidiary...............         (460.3)            (321.6)           1,399.4
      Change in fair value of guaranteed minimum
        income benefit reinsurance contracts...........           61.0              (91.0)             120.0
      Shareholder dividends paid.......................          500.0              400.0              500.0
      Changes in non-admitted assets...................          (74.7)             (35.1)             384.2
      Other, net.......................................          (98.9)              (2.1)             (23.7)
      GAAP adjustments for Other Discontinued
        Operations.....................................           14.9               (2.3)              23.0
                                                        -----------------   ----------------   -----------------
    Net Earnings of the Insurance Group................  $       929.9       $      524.4       $      587.4
                                                        =================   ================   =================

                                                                              DECEMBER 31,
                                                        ---------------------------------------------------------
                                                              2004               2003                2002
                                                        -----------------   ----------------   ------------------
                                                                             (IN MILLIONS)

    Statutory surplus and capital stock................  $     4,331.5       $    4,134.7       $    4,091.3
    AVR................................................          870.0              341.9              189.7
                                                        -----------------   ----------------   ------------------
    Statutory surplus, capital stock and AVR...........        5,201.5            4,476.6            4,281.0
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................       (1,882.1)          (1,483.3)          (1,237.6)
      DAC..............................................        6,813.9            6,290.4            5,801.0
      Deferred income taxes............................       (1,770.4)          (1,729.8)          (1,835.8)
      Valuation of investments.........................        2,237.6            2,196.3            1,629.6
      Valuation of investment subsidiary...............       (1,973.3)          (1,513.0)          (1,191.4)
      Fair value of guaranteed minimum income benefit
        reinsurance contracts..........................           90.0               29.0              120.0
      Non-admitted assets..............................        1,055.5            1,130.2            1,162.3
      Issuance of surplus notes........................         (599.7)            (599.6)            (599.6)
      Other, net.......................................          147.9               77.7              157.2
      GAAP adjustments for Other Discontinued
        Operations.....................................          (96.4)            (103.9)            (108.7)
                                                        -----------------   ----------------   ------------------
    Equity of the Insurance Group......................  $     9,224.5       $    8,770.6       $    8,178.0
                                                        =================   ================   ==================

19) BUSINESS SEGMENT INFORMATION

    The Company's operations consist of Insurance and Investment Services segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

    The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual funds, and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

    The Investment Services segment is principally comprised of the investment management business of Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowment funds and domestic and foreign financial institutions and governments, (b) private clients, including high net worth individuals, trusts and estates, charitable foundations and other entities, by means of separately managed accounts, hedge funds and other investment vehicles, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy, trading and other services. This segment also includes institutional Separate Accounts principally managed by Alliance that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

    Intersegment investment advisory and other fees of approximately $118.4 million, $103.0 million and $102.2 million for 2004, 2003 and 2002, respectively, are included in total revenues of the Investment Services segment.

    The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    SEGMENT REVENUES:
    Insurance..........................................   $     5,447.7       $     4,734.4     $     4,673.4
    Investment Services................................         3,031.5             2,738.5           2,744.9
    Consolidation/elimination..........................           (82.8)              (70.4)            (71.3)
                                                         -----------------   ----------------  ------------------
    Total Revenues.....................................   $     8,396.4       $     7,402.5     $     7,347.0
                                                         =================   ================  ==================

    SEGMENT EARNINGS (LOSS) FROM CONTINUING
      OPERATIONS BEFORE INCOME
      TAXES AND MINORITY INTEREST:
    Insurance..........................................   $       946.3       $       631.6     $       437.9
    Investment Services................................           728.8               318.6             590.7
    Consolidation/elimination..........................             (.9)                -                 -
                                                         -----------------   ----------------  ------------------
    Total Earnings from Continuing Operations
       before Income Taxes
       and Minority Interest...........................   $     1,674.2       $       950.2     $     1,028.6
                                                         =================   ================  ==================

                                                                              DECEMBER 31,
                                                         --------------------------------------------------------
                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    ASSETS:

    Insurance..........................................   $   110,141.1       $    98,822.1     $    80,638.7
    Investment Services................................        14,326.3            15,410.1          14,160.3
    Consolidation/elimination..........................            26.7                33.1              27.3
                                                         -----------------   ----------------  ------------------
    Total Assets.......................................   $   124,494.1       $   114,265.3     $    94,826.3
                                                         =================   ================  ==================

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

    The quarterly results of operations for 2004 and 2003 are summarized below:

                                                                THREE MONTHS ENDED
                                   ------------------------------------------------------------------------------
                                       MARCH 31           JUNE 30            SEPTEMBER 30          DECEMBER 31
                                   -----------------  -----------------   ------------------   ------------------
                                                                   (IN MILLIONS)

    2004
    Total Revenues................  $     2,124.2      $     2,019.7       $    2,093.5         $    2,159.0
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $       227.4      $       269.3       $      204.6         $      192.5
                                   =================  =================   ==================   ==================

    Net Earnings..................  $       226.6      $       270.5       $      220.2         $      212.6
                                   =================  =================   ==================   ==================

    2003
    Total Revenues................  $     1,674.7      $     1,826.8       $    1,857.8         $    2,043.2
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $        35.7      $       209.7       $      134.8         $      140.8
                                   =================  =================   ==================   ==================

    Net Earnings..................  $        35.7      $       209.8       $      135.5         $      143.4
                                   =================  =================   ==================   ==================

21) ACCOUNTING FOR STOCK-BASED COMPENSATION

    The Holding Company sponsors a stock incentive plan for employees of AXA Equitable. Alliance sponsors its own stock option plans for certain employees.

    In January 2001, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the Stock Appreciation Rights is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded an increase in the Stock Appreciation Rights liability of $14.3 million and $12.0 for 2004 and 2003, respectively, primarily reflecting the variable accounting for the Stock Appreciation Rights based on the change in the market value of AXA ADRs in 2004 and 2003.

    The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Stock-based employee compensation expense is not reflected in the statement of earnings as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of the grant. The following table illustrates the effect on net income had compensation expense as related to options awarded under the Holding Company's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method:

                                                              2004               2003                 2002
                                                        -----------------   ----------------   -------------------
                                                                              (IN MILLIONS)
    Net income, as reported............................  $       929.9       $      524.4       $      587.4
    Less: total stock-based employee compensation
       expense determined under fair value method for
       all awards, net of income tax benefit...........          (21.4)             (35.8)             (36.0)
                                                        -----------------   ----------------   -------------------
    Pro Forma Net Earnings.............................  $       908.5       $      488.6       $      551.4
                                                        =================   ================   ===================

    The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2004, 2003 and 2002 follow:

                                               HOLDING COMPANY                           ALLIANCE
                                   -----------------------------------------   ------------------------------
                                       2004           2003         2002          2004      2003       2002
                                   -------------  ------------- ------------   --------- ---------- ---------
     Dividend yield...............    2.24%          2.48%         2.54%         3.5       6.1%      5.80%

     Expected volatility..........     43%            46%           46%          32%        32%       32%

     Risk-free interest rate......    2.86%          2.72%         4.04%         4.0%      3.0%       4.2%

     Expected life in years.......      5              5             5            5          7         7

     Weighted average fair value
       per option at grant date...    $6.94          $4.39         $6.30        $8.00      $5.96     $5.89


    A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2004.


                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------  ---------------------------------
                                                                    WEIGHTED                           WEIGHTED
                                                                    AVERAGE                            AVERAGE
                                                  AXA ADRS          EXERCISE           UNITS           EXERCISE
                                               (IN MILLIONS)         PRICE         (IN MILLIONS)        PRICE
                                             -------------------  ---------------  --------------- -----------------
        Balance at January 1, 2002.......         30.0              $31.55              15.9           $33.58
          Granted........................          6.7              $17.24               2.4           $33.32
          Exercised......................          (.2)             $10.70              (1.4)          $14.83
          Forfeited......................         (1.2)             $27.12               (.5)          $42.99
                                             -------------------                   ---------------

        Balance at December 31, 2002.....         35.3              $25.14              16.4           $34.92
          Granted........................          9.1              $12.60                .1           $35.01
          Exercised......................         (1.7)              $7.85              (1.2)          $17.26
          Forfeited......................         (1.8)             $25.16              (1.5)          $43.27
                                             -------------------                   ---------------

        Balance at December 31, 2003.....         40.9              $23.04              13.8           $35.55
          Granted........................          7.2              $20.66                .1           $33.00
          Exercised......................         (2.5)             $14.82              (2.5)          $18.43
          Forfeited......................         (1.6)             $23.74              (1.8)          $46.96
                                             -------------------                   ---------------

        Balance at December 31, 2004              44.0              $23.03               9.6           $37.82
                                             ===================                   ===============

    Information about options outstanding and exercisable at December 31, 2004 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   WEIGHTED
                                                    AVERAGE         WEIGHTED                               WEIGHTED
              RANGE OF             NUMBER          REMAINING        AVERAGE             NUMBER              AVERAGE
              EXERCISE          OUTSTANDING       CONTRACTUAL       EXERCISE          EXERCISABLE          EXERCISE
               PRICES          (IN MILLIONS)     LIFE (YEARS)        PRICE           (IN MILLIONS)           PRICE
        ------------------  ------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ------------------
          $6.33 - $8.97               .2               1.08            $7.65               .2                 $7.65
          $10.13 - $15.12           10.1               7.39           $12.66              4.4                $12.81
          $15.91 - $22.84           15.5               7.35           $19.42              7.1                $18.51
          $25.96 - $32.87           13.1               3.65           $30.65             12.3                $30.64
          $35.85                     5.1               4.48           $35.85              5.1                $35.85
                              -----------------                                    ------------------
          $6.33 - $35.85            44.0                              $23.03             29.1                $25.71
                              =================                                    ==================

            Alliance
        ------------------
          $8.81-$18.47               1.2               2.25           $15.31              1.2                $15.31
          $25.63-$30.25              2.2               4.40           $28.05              2.1                $28.06
          $32.52-$48.50              3.1               7.01           $39.18              1.7                $42.03
          $50.15-$50.56              1.7               6.92           $50.25              1.0                $50.25
          $51.10-$58.50              1.4               5.95           $53.77              1.1                $53.76
                              -----------------                                    ------------------
          $8.81-$58.50               9.6               5.66           $37.82              7.1                $36.41
                              =================                                    ==================

    The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over periods of up to ten years.

    In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2004, approximately 11.3 million Alliance Holding units of a maximum 41.0 million units were subject to options granted and .1 million Alliance Holding units were subject to awards made under this plan.

22) RELATED PARTY TRANSACTIONS

    The Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $55.0 million and $57.6 million, respectively, for 2004 and 2003.

    The Company paid $658.8 million and $639.1 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2004 and 2003. The Company charged AXA Distribution's subsidiaries $293.1 million and $304.4 million, respectively, for their applicable share of operating expenses for 2004 and 2003, pursuant to the Agreements for Services.

    In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

    Both AXA Equitable and Alliance, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and Alliance to AXA under such agreements totaled approximately $30.2 million and $16.7 million in 2004 and 2003, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $38.9 million and $32.5 million in 2004 and 2003, respectively.

    In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect wholly owned subsidiary of the Holding Company, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $28.6 million and $9.0 million of premiums and $16.4 million and $2.8 million of reinsurance reserves to AXA Bermuda in 2004 and 2003, respectively.

    In 2004, as a result of the Holding Company's acquisition of MONY, the Company restructured certain operations to reduce expenses and recorded pre-tax provisions of $45.6 million related to severance and $33.0 million related to the writeoff of capitalized software. During 2004, total severance payments made to employees totaled $5.0 million.

    Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)

    Investment advisory and services fees..............   $       744.6       $       748.1     $       763.2
    Distribution revenues..............................           447.3               436.0             467.5
    Shareholder servicing fees.........................            87.5                94.3             101.6
    Other revenues.....................................             8.8                11.4              10.2
    Brokerage..........................................             4.2                 4.4               7.0

23) SALE OF ALLIANCE CASH MANAGEMENT BUSINESS

    On October 28, 2004, Alliance announced that Alliance and Federated Investors, Inc. ("Federated") had reached a definitive agreement for Federated to acquire Alliance's cash management business. Under the agreement, up to $29.0 billion in assets from 22 third-party-distributed money market funds of AllianceBernstein Cash Management Services, will be transitioned into Federated money market funds at December 31, 2004. The transaction will not include the assets of AllianceBernstein Exchange Reserves, Inc., which will continue to be available to investors in other AllianceBernstein mutual funds. In addition, Alliance will continue to meet the liquidity needs of investors in its private client, managed account and institutional investment management businesses. The capital gain, net of income taxes and minority interest, that would be recognized upon the closing of the transaction in 2005 is not expected to be material to the Company. Estimated contingent payments received from Federated in the five years following the closing are expected to be similar in amount to the business's anticipated profit contribution over that period. The overall effect on earnings is, therefore, expected to be immaterial.

IL COLI(SM)


A flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

PROSPECTUS DATED MAY 1, 2005


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

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This prospectus describes many aspects of an IL COLI(SM) policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under IL COLI(SM). To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.


Under our current rules, the IL COLI(SM) policy will be offered to corporations and other business entities that meet the following conditions at issue:

o The policies are corporately owned or are "split-dollar" cases that are collaterally assigned to the company;

o The persons proposed to be insured are deemed by us to be "highly compensated" individuals;


o The minimum initial premium under each policy is remitted to AXA Equitable by the employer; and


o The aggregate annualized first year planned periodic premium is at least $150,000 if a minimum of three policies is issued, each on the life of a different insured person, and at least $500,000 if less than three policies are issued.


WHAT IS IL COLI(SM)?


IL COLI(SM) is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



--------------------------------------------------------------------------------
 Variable investment options
--------------------------------------------------------------------------------
 Fixed income
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o AXA Premier VIP Core Bond             o AXA Premier VIP High Yield
o EQ/Alliance Quality Bond              o EQ/Money Market
o EQ/Alliance Intermediate Government   o Fidelity VIP Investment Grade Bond
  Securities                            o Fidelity VIP High Income
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 Domestic stocks
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o AXA Premier VIP Health Care           o EQ/Alliance Growth and Income
o AXA Premier VIP Small/Mid Cap Value   o EQ/Alliance Large Cap Growth*
o AXA Premier VIP Aggressive Equity     o EQ/Alliance Small Cap Growth
o AXA Premier VIP Technology            o EQ/Bernstein Diversified Value
o EQ/Alliance Common Stock              o EQ/Capital Guardian Research
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--------------------------------------------------------------------------------
 Domestic stocks (continued)
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o EQ/Capital Guardian U.S. Equity       o Fidelity VIP Value Strategies
o EQ/Equity 500 Index                   o EQ/Janus Large Cap Growth
o EQ/Evergreen Omega                    o EQ/JP Morgan Value Opportunities
o EQ/FI Mid Cap                         o EQ/Marsico Focus
o EQ/FI Small/Mid Cap Value             o EQ/Mercury Basic Value Equity
o Fidelity VIP Contrafund(R)            o EQ/MFS Emerging Growth Companies
o Fidelity VIP Equity-Income            o EQ/MFS Investors Trust
o Fidelity VIP Growth & Income          o OpCap Renaissance**
o Fidelity VIP Mid Cap                  o U.S. Real Estate--Class I
o Fidelity VIP Value
--------------------------------------------------------------------------------
 International stocks
--------------------------------------------------------------------------------
o EQ/Alliance International             o EQ/Van Kampen Emerging Markets
o EQ/Mercury International Value          Equity*
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 Balanced/hybrid
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o Fidelity VIP Asset Manager: Growth(R)
--------------------------------------------------------------------------------
 Allocation
--------------------------------------------------------------------------------
o AXA Moderate Allocation
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* This is the investment option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

**  Formerly named "PEA Renaissance."


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.



                                                                          X00939

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc., the Premier VIT (formerly PIMCO Advisors VIT) or Fidelity Variable Insurance Products (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) decrease the amount of insurance coverage, (5) choose between two life insurance benefit options, and (6) elect to receive an insurance benefit if the insured person becomes terminally ill.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies including products designed specifically for this marketplace, which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with IL COLI(SM) or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

Contents of this prospectus
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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
     AND RISKS                                                               1
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How you can pay for and contribute to your policy                            1
The minimum amount of premiums you must pay                                  1
Investment options within your policy                                        2
About your life insurance benefit                                            3
You can decrease your insurance coverage                                     3

Accessing your money                                                         4
Risks of investing in a policy                                               4




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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
     WILL PAY                                                                5
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Tables of policy charges                                                     5
How we allocate charges among your investment options                        9
Changes in charges                                                          10



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3. WHO IS AXA EQUITABLE?                                                    11
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How to reach us                                                             11
About our Separate Account FP                                               12
Your voting privileges                                                      12



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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       13
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Portfolios of the Trusts                                                    13




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5. DETERMINING YOUR POLICY'S VALUE                                          16
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Your account value                                                          16





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6. TRANSFERRING YOUR MONEY AMONG OUR
     INVESTMENT OPTIONS                                                     17
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Transfers you can make                                                      17
How to make transfers                                                       17
Our dollar cost averaging service                                           17

Our asset rebalancing service                                               17




"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors who is offering you this policy.


When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.


This prospectus does not offer IL COLI(SM) anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


                                                  Contents of this prospectus  i

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7. ACCESSING YOUR MONEY                                                     19
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Borrowing from your policy                                                  19
Making withdrawals from your policy                                         19
Surrendering your policy for its net cash
     surrender value                                                        20
When the insured person reaches age 100 ("Maturity")                        20
Your option to receive a living benefit                                     20



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8. TAX INFORMATION                                                          21
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Basic tax treatment for you and your beneficiary                            21
Tax treatment of distributions to you (loans, partial
     withdrawals, and full surrender)                                       21
Tax treatment of living benefits proceeds                                   22
Effect of policy on interest deductions taken by business entities          22
Requirement that we diversify investments                                   22
Estate, gift, and generation-skipping taxes                                 23
Pension and profit-sharing plans                                            23
Split-dollar and other employee benefit programs                            23
ERISA                                                                       23
Our taxes                                                                   23
When we withhold taxes from distributions                                   24
Possibility of future tax changes and other tax information                 24



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9. MORE INFORMATION ABOUT POLICY FEATURES AND
     BENEFITS                                                               25
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Alternative higher death benefit in certain cases                           25
Variations among IL COLI(SM) policies                                       25
Your options for receiving policy proceeds                                  25
Your right to cancel within a certain number of days                        25



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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           27

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Deducting policy charges                                                    27




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11. MORE INFORMATION ABOUT PROCEDURES THAT
     APPLY TO YOUR POLICY                                                   29
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Dates and prices at which policy events occur                               29
Policy issuance                                                             29
Ways to make premium and loan payments                                      30
Assigning your policy                                                       30
You change your policy's insured person                                     30
Requirements for surrender requests                                         31

Gender-neutral policies                                                     31


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12. MORE INFORMATION ABOUT OTHER MATTERS                                    32
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About our general account                                                   32
Transfers of your account value                                             32
Telephone and EQAccess requests                                             33
Suicide and certain misstatements                                           33
When we pay policy proceeds                                                 34
Changes we can make                                                         34
Reports we will send you                                                    34
Distribution of the policies                                                34
Legal proceedings                                                           35



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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT
     FP AND AXA EQUITABLE                                                   36
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14. PERSONALIZED ILLUSTRATIONS                                              37
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Illustrations of policy benefits                                            37


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Requesting More Information

--------------------------------------------------------------------------------
Statement of Additional Information
Table of contents

ii  Contents of this prospectus

An index of key words and phrases


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This index should help you locate more information on the terms used in this prospectus.





                                                  Page
   account value                                    16
   Administrative Office                            11
   age                                              30
   Allocation Date                                   2
   alternative death benefit                        25
   amount at risk                                   27
   anniversary                                      29
   assign; assignment                               30
   automatic transfer service                       17
   AXA Equitable                                    11
   AXA Equitable Access Account                     25
   AXA Financial, Inc.                              11
   AXA Premier VIP Trust                         cover
   basis                                            21
   beneficiary                                      25
   business day                                     29
   Cash Surrender Value                             34
   Code                                             21
   collateral                                       19
   cost of insurance charge                         27
   cost of insurance rates                          27
   day                                              29
   death benefit guarantee                           2
   default                                           1
   disruptive transfer activity                     32
   dollar cost averaging service                    17
   EQAccess                                         11
   EQ Advisors Trust                             cover
   face amount                                       3
   Fidelity Variable Insurance Products          cover
   grace period                                      1
   guaranteed interest option                        3
   Guaranteed Interest Account                       3
   IL COLI(SM)                                   cover
   insured person                                   30
   Investment Funds                                  2
   investment option                             cover
   issue date                                       29
   lapse                                             1
   loan, loan interest                              19
   market timing                                    32
   matures, maturity, maturity date                 20
   modified endowment contract                      21
   month, year                                      29
   monthly deduction                                28
   monthly insurance charge                         27
   net cash surrender value                         20
   no-lapse guarantee                                2
   option A, B                                       3
   our                                               i
   owner                                             i
   partial withdrawal                               20
   payment option                                   25
   planned periodic premium                          1
   policy                                        cover
   Portfolio                                     cover
   Premier VIT                                   cover
   premium payments                                  1
   premium surrender charge                         28
   prospectus                                    cover
   rebalancing                                      17
   receive                                          29
   restore, restoration                              1
   SEC                                           cover
   Separate Account FP                              12
   specified premium                                 2
   state                                             i
   subaccount                                       12
   surrender                                        20
   surrender charges                                 5
   target premium                                    5
   telephone transfers                              17
   The Universal Institutional Funds, Inc.       cover
   transfers                                        17
   Trust                                         cover
   units                                            16
   unit values                                      16
   us                                                i
   variable investment option                    cover
   we                                                i
   withdrawal                                       19
   you, your                                         i


                                               An index of key words and phrases

1. Risk/benefit summary: Policy features, benefits and risks

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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an IL COLI(SM) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the IL COLI(SM) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the IL COLI(SM) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

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You can generally pay premiums at such times and in such amounts as you like, so long as (i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
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LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

If at any time your policy's account value is high enough that the "alternative higher death benefit" discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us. The requirement for such evidence, however, would apply only to the amount of premiums you pay in any year of your policy that exceeds your annual specified premium. Specified premiums are discussed later in this prospectus.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to ensure (i) that your policy has enough "net cash surrender value" to cover your policy's monthly charges as they fall due or (ii) that your death benefit guarantee (discussed below) remains in effect. ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" later in this prospectus.)

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net cash surrender value to pay the monthly charges when due and the death benefit guarantee is not then in effect. We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

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Your policy will terminate if you don't pay enough premiums to pay the charges we deduct, unless the death benefit guarantee is in effect and you do not have an outstanding loan. However, we will first send you a notice and give you the opportunity to pay any shortfall.
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You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information" later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The required payment will not be more than an amount sufficient to cover (i) the monthly administrative charges from the date of default to the effective date of restoration; (ii) total monthly deductions for 3 months, calculated from the effective date of restoration; (iii) any excess of the applicable surrender charge during the three months following the


1 Risk/benefit summary: Policy features, benefits and risks date of restoration over the surrender charge that was deducted on the date of default; and (iv) the charge for applicable taxes, and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

DEATH BENEFIT GUARANTEE AND SPECIFIED PREMIUMS. Page 3 of your policy will show a "specified premium." Payment of the specified premium is not required. However, we measure the actual premiums you have paid against the specified premiums to see if the death benefit guarantee provision will prevent a policy from lapsing. For more detail about how we do this, see "Death benefit guarantee test" below. The death benefit guarantee provision will not prevent your policy from lapsing if you have an outstanding policy loan.

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If you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
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The death benefit guarantee provision lasts for the following periods:

o If you select death benefit Option A, and never change it to death benefit Option B, then the death benefit guarantee provision lasts until your policy matures.

o If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the policy anniversary nearest to when the insured person reaches age 80 or the end of the 15th year of the policy.

See "About your life insurance benefit" below regarding your death benefit options.

In some states, including New York and New Jersey, your policy will refer to a "no-lapse guarantee" instead of the death benefit guarantee. The no-lapse guarantee provision will work in the same manner as the death benefit guarantee provision, except that it will only last for the first three years of your policy. The guarantee and guarantee period applicable to your policy will appear on page 3 of your policy. Also, the policy will refer to the premium for such three-year guarantee as a "no-lapse guarantee premium" instead of a specified premium.

DEATH BENEFIT GUARANTEE TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative specified premiums due to date. So long as at least this amount has been paid and you have no policy loan outstanding (or you repay all of such loans before the end of the 61-day grace period mentioned above) and provided that the period of the guarantee has not expired, your policy will not lapse.

When we calculate the cumulative amount of specified premiums, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is only for purposes of determining whether you have satisfied the death benefit guarantee test. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the death benefit guarantee will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

The amount of the specified premium set forth in your policy is actuarially determined at policy issuance and depends on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The specified premiums may also change if, for example, the face amount of the policy changes or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your specified premium. Any change will be prospective only, and no change will extend the death benefit guarantee period beyond its original number of years.

INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all unloaned amounts which you have allocated to variable investment options into our EQ/Money Market investment option. On the first business day following the twentieth day after your policy is issued (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

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You can choose among variable investment options.
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VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

Our arrangement with Portfolio sponsors that are not affiliated with us may provide that they or one of their affiliates will pay us based on a percentage (up to 0.30% on an annual basis) of the net assets of a Portfolio attributable to the Policies. These fees are not charged to you, the Separate Account or the Portfolio.

You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this pro-


                    Risk/benefit summary: Policy features, benefits and risks 2 spectus including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your policy, we declare a fixed rate of interest (4% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

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We will pay at least 4% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an IL COLI(SM) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the smallest amount of coverage you can request.

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If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. We also have options available for the manner in which we pay death benefits (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- The face amount plus the policy's "account value" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's account value, in part to meet the Internal Revenue Code's definition of "life insurance." For more information on the alternative higher death benefit and for information on other adjustments to the death benefit, see "More information about policy features and benefits" later in this prospectus.


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You can request a change in your death benefit option any time after the second year of the policy. However, a change to Option B could result in the immediate termination of the death benefit guarantee (see "Death benefit guarantee and specified premiums," above).
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CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with evidence satisfactory to us that the insured person remains insurable at the time of this change. This change may shorten the length of time your death benefit guarantee remains in effect. See "Death benefit guarantee and specified premiums" above.

If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will determine the new base policy face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. The amounts of your specified premiums, the monthly deductions for the cost of insurance coverage and any death benefit guarantee charge will generally decrease from the time you reduce the face amount. We will not adjust the sales charge as a result of a face amount decrease that occurs automatically as a result of a change of death benefit option that you request.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that


3 Risk/benefit summary: Policy features, benefits and risks still remains applicable to your policy. In no event will the surrender charge due exceed your account value less any amounts we are holding to secure policy loans (including any interest on those amounts that have not yet been allocated to the variable investment options). We deduct the charge from the same investment options as if they were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount. The distribution may be taxable.


ACCESSING YOUR MONEY


You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy's account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.


o If the policy loan and any accrued loan interest either equals or exceeds the cash surrender value, your policy will terminate subject to the policy's Grace Period provision.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.

o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


                    Risk/benefit summary: Policy features, benefits and risks  4

2. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------


TABLES OF POLICY CHARGES


For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.


This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount, transfer policy account value among investment options or the policy terminates without value at the end of a grace period.



------------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
Charge                          When charge is deducted            Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Charge for taxes             Deducted from each premium            Currently ranges from 0.50% to 5%, depending upon certain taxes
                             when added to your account            on us.
                             value
------------------------------------------------------------------------------------------------------------------------------------
Surrender (turning in) or    Deducted from your account            The maximum surrender charge in each year is set forth in your
termination of your policy   value at the time you                 policy.
during its first 15 years    surrender or upon
                             termination of your policy
                             without value at the end of a
                             grace period.

  Lowest and highest charge                                        The highest maximum charge for any policy per $1,000 of initial face amount is $27.59, and the lowest maximum charge per $1,000 is $2.58.

  Charge for a representative                                      The maximum surrender charge is $7.59 per $1,000 of initial base
   insured                                                         policy face amount for a male, non-tobacco user, age 45 at issue.

                                                                   The actual surrender charge at any time is the smaller of (a) or
                                                                   (b), times (c), where:

                                                                   (a) is 66% of one "target premium"(1) (or less for surrenders after the ninth year)(2),
                                                                   (b) is the sum of 24% of the amount of premiums you paid in your policy's first year up to one target premium and 3% of all additional premiums you pay in the first 15 years of your policy,
                                                                   and
                                                                   (c) is the applicable percentage for the year as shown in the table below.
                                                                   -----------------------------------------------------------------
                                                                     Policy Year       Applicable Percentage
                                                                   -----------------------------------------------------------------
                                                                         1                       0%
                                                                         2                      20%
                                                                         3                      40%
                                                                         4                      60%
                                                                         5                      80%
                                                                         6 - 15                100%
                                                                   -----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Request a decrease in your   Deducted from your account            A pro rata portion of the full surrender charge that would apply
policy's face amount         value on the effective date of        to a surrender at the time of the decrease in the first 15 years.
                             the decrease
------------------------------------------------------------------------------------------------------------------------------------
Transfers among              Deducted when you transfer            A maximum charge of $25; currently, we charge $0 for each of the
investment options           account value among                   first 12 transfers per policy year and $25 for each additional
                             investment options                    transfer in the same policy year(3)
------------------------------------------------------------------------------------------------------------------------------------



5 Risk/benefit summary: Charges and expenses you will pay

------------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
 Charge                       When charge is deducted      Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Change of your policy's      Deducted from your account   $100
insured person               value at the time of the
                             transaction
------------------------------------------------------------------------------------------------------------------------------------
Partial withdrawal           Deducted from your account   $25 (or, if less, 2% of the withdrawal amount)
                             value at the time of the
                             transaction
------------------------------------------------------------------------------------------------------------------------------------
Adding a living benefits     Deducted from your account   $100 (if elected after policy issue)
rider                        value at the time of the
                             transaction
------------------------------------------------------------------------------------------------------------------------------------
Exercise of option to        Deducted from your account   Up to $250
receive a "living benefit"   value at the time of the
                             transaction


This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                         When charge is deducted            Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Administrative charges          Deducted from your account         A dollar amount that depends on your policy's face
                                value each month                   amount, as follows:

                                                                   -----------------------------------------------------------------
                                                                                                     Monthly Charge
                                                                                              --------------------------------------
                                                                                                Months          Months
                                                                    Face Amount of Policy        1-12       13 and later
                                                                   -----------------------------------------------------------------
                                                                   $100,000-$499,999.........    $55(4)         $10
                                                                   $500,000 and over.........    $25            $10
                                                                   -----------------------------------------------------------------
                                                                   Currently we charge $6 in months 13 and later.
------------------------------------------------------------------------------------------------------------------------------------
Cost of insurance
charges(5)(6)(7)
------------------------------------------------------------------------------------------------------------------------------------
  Lowest and highest charge     Deducted from your account         The lowest maximum monthly charge per $1,000 of the amount for
                                value each month                   which we are at risk(8) under your base policy on the date of the deduction is $0.09 and the highest maximum monthly charge per
                                                                   $1,000 is $83.34.

  Charge for a representative                                      The maximum monthly charge per $1,000 is $0.28 in the first
  insured                                                          policy year for a male insured age 45 in the guaranteed issue non-tobacco user risk class.
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense           Deducted from your account         A maximum charge of 0.90% (annual rate) of the value you have in
risk charge                     value each month                   our investment options (not including any amounts we are holding as collateral for policy loans) We currently charge 0.60% (annual rate) of the value you have in our investment options.

                                                                   For certain groups that satisfy our requirements, a maximum charge of 0.80% (annual rate) of the value you have in our investment options (not including any amounts we are holding as collateral for policy loans). We currently charge 0.50% (annual rate) of the value you have in our investment options.(9)
------------------------------------------------------------------------------------------------------------------------------------

                      Risk/benefit summary: Charges and expenses you will pay  6

------------------------------------------------------------------------------------------------------------------------------------
                     Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                          When charge is deducted           Amount deducted
------------------------------------------------------------------------------------------------------------------------------------
Sales charge(5)(10)
  Lowest and highest charge     Deducted from your account         The lowest maximum monthly charge per $1,000 of initial base
                                value each month                   policy face amount is $0.02 and the highest maximum monthly charge per $1,000 is $ 0.78.

  Charge for a representative                                      The maximum monthly charge is $0.07 per $1,000 for a male insured
  insured                                                          age 45 at issue, in the non-tobacco user risk class with face amount of $2.5 million.
------------------------------------------------------------------------------------------------------------------------------------
Death benefit guarantee         Deducted from your account         $0.01 for each $1,000 of the face amount of your policy at the
charge(11)                      value each month                   time of the deduction.
------------------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread(12)        Calculated daily and is due        Highest Annual rate of 2%. We may, however, increase this charge
(on loan amount)                on each policy anniversary (or     higher than 2% as a result of changes in the tax laws which
                                on loan termination if earlier)    increase our expenses.
------------------------------------------------------------------------------------------------------------------------------------


(1) The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics, as well as the policy's face amount. Generally, the target premiums per thousand are lower for face amounts of $200,000 and higher and further reduced for face amounts of $500,000 and higher. The "target premium" used in computing surrender charges may differ from target premiums used for other purposes under the policies.

(2) Beginning in your policy's tenth year, this amount declines at a onstant rate each month until no surrender charge applies to surrenders made after the policy's 15th year.

(3) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our Dollar Cost Averaging service or Asset Rebalancing service as discussed later in this prospectus.

(4)  $40, if the insured person is age 29 or less at policy issuance.

(5) Since these charges vary based on individual characteristics of the insured, the charges shown in the table may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(6)  Insured  persons  who  present  particular  health,   occupational  or
     avocational risks may be charged other additional charges as specified in their policies.

(7) For most insured persons at most ages, the current monthly charges per $1,000 are lower than the maximum monthly charges per $1,000. In addition, for policies that have been in force for more than nine years, we reduce the current monthly cost of insurance charge (or, for New York policies, the mortality and expense risk charge). The dollar amount by which we reduce each month's charge is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans).

(8) Our amount "at risk" is the difference between the amount of death benefit and the account value as of the deduction date.

(9) This applies to certain groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies as well as the number and face amount of prospective policies to be issued and the anticipated first year premium for those policies. We will determine the groups to which this reduced charge applies
     pursuant to our  established  procedures and  will  not   discriminate
     unreasonably or unfairly against policy owners.

(10) We deduct a sales charge from the policy's account value as part of the regular monthly deduction for each month during the policy's first ten policy years. The cumulative amount we deduct under this charge will never exceed 6% of the premiums you have paid to date. For certain groups that satisfy our requirements (see footnote (9), we do not deduct any sales charge from the policy's account value as part of the regular monthly deduction.

(11) We deduct this charge only during any death benefit guarantee period under your policy.


(12) We charge interest on policy loans but credit you with interest on the amount of the account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.



You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.



------------------------------------------------------------------------------------------------------------------------------------
                         Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2004 (expenses that      Lowest     Highest
are deducted from Portfolio assets including management fees,          ------     -------
12b-1 fees, service fees and/or other expenses)(1)                      0.30%      2.26%
------------------------------------------------------------------------------------------------------------------------------------



7 Risk/benefit summary: Charges and expenses you will pay

This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.



------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                                                             Annual      Fee Waivers
                                                                              Underlying    Expenses       and/or
                                                                              Portfolio      Before       Expense       Net Total
                                      Management      12b-1      Other         Fees and      Expense     Reimburse-     Annual
Portfolio Name                         Fees(2)       Fees(3)   Expenses(4)    Expenses(5)   Limitation     ments(6)     Expenses
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
AXA Moderate Allocation                  0.10%           --      0.16%           0.83%         1.09%        (0.16)%       0.93%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Aggressive Equity        0.62%           --      0.18%             --          0.80%           --         0.80%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                0.60%         0.25%     0.20%             --          1.05%        (0.10)%       0.95%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care              1.20%         0.25%     0.40%             --          1.85%         0.00%        1.85%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP High Yield               0.58%           --      0.18%             --          0.76%           --         0.76%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value      1.10%         0.25%     0.25%             --          1.60%         0.00%        1.60%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Technology               1.20%         0.25%     0.40%             --          1.85%         0.00%        1.85%
------------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                 0.47%           --      0.05%             --          0.52%           --         0.52%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income            0.56%           --      0.05%             --          0.61%           --         0.61%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government
  Securities                             0.50%           --      0.06%             --          0.56%           --         0.56%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance International                0.73%           --      0.12%             --          0.85%         0.00%        0.85%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Large Cap Growth*            0.90%         0.25%     0.05%             --          1.20%        (0.10)%       1.10%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                 0.50%           --      0.06%             --          0.56%           --         0.56%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth             0.75%           --      0.06%             --          0.81%           --         0.81%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value           0.63%         0.25%     0.07%             --          0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research             0.65%         0.25%     0.05%             --          0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity          0.65%         0.25%     0.05%             --          0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                      0.25%           --      0.05%             --          0.30%           --         0.30%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                       0.65%         0.25%     0.11%             --          1.01%        (0.06)%       0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                            0.70%         0.25%     0.06%             --          1.01%        (0.01)%       1.00%
------------------------------------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                0.74%         0.25%     0.08%             --          1.07%         0.00%        1.07%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                0.90%         0.25%     0.08%             --          1.23%        (0.08)%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/JP Morgan Value Opportunities         0.60%         0.25%     0.10%             --          0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                         0.88%         0.25%     0.06%             --          1.19%        (0.04)%       1.15%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity            0.58%         0.25%     0.05%             --          0.88%         0.00%        0.88%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Mercury International Value           0.85%         0.25%     0.15%             --          1.25%         0.00%        1.25%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies         0.65%         0.25%     0.06%             --          0.96%           --         0.96%
------------------------------------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                   0.60%         0.25%     0.10%             --          0.95%         0.00%        0.95%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Money Market                          0.34%           --      0.05%             --          0.39%           --         0.39%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets
  Equity*                                1.15%         0.25%     0.40%             --          1.80%         0.00%        1.80%
------------------------------------------------------------------------------------------------------------------------------------
PREMIER VIT:
------------------------------------------------------------------------------------------------------------------------------------
OpCap Renaissance**                      0.80%           --      0.37%             --          1.17%        (0.03)%       1.14%
------------------------------------------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL
  FUNDS, INC.:
------------------------------------------------------------------------------------------------------------------------------------
U.S. Real Estate - Class I(7)            0.76%           --      0.26%             --          1.02%         0.00%        1.02%
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE
  PRODUCTS:
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth       0.58%         0.25%     0.22%             --          1.05%         0.00%        1.05%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund                  0.57%         0.25%     0.11%             --          0.93%         0.00%        0.93%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income               0.47%         0.25%     0.11%             --          0.83%         0.00%        0.83%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income             0.47%         0.25%     0.13%             --          0.85%         0.00%        0.85%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income                 0.58%         0.25%     0.14%             --          0.97%         0.00%        0.97%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond       0.43%         0.25%     0.13%             --          0.81%         0.00%        0.81%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap                     0.57%         0.25%     0.14%             --          0.96%         0.00%        0.96%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Value                       0.57%         0.25%     1.44%             --          2.26%         0.00%        2.26%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Value Strategies            0.57%         0.25%     0.15%             --          0.97%         0.00%        0.97%
------------------------------------------------------------------------------------------------------------------------------------



* This is the investment option's new name effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

**   Formerly named "PIMCO Advisors VIT PEA Renaissance."

(1) Total Annual Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2004 and for the underlying portfolios.

(2) The management fees shown for the Trusts reflect revised management fees, effective May 1, 2005, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.


(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1
     under the   Investment Company Act of 1940. The 12b-1 fee will not be
     increased for the life of the contract. A "-" indicates that there is no Rule 12b-1 Plan in place for the Portfolio shown.


                       Risk/benefit summary: Charges and expenses you will pay 8

(4) Other expenses shown are those incurred in 2004. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.

(5) The AXA Moderate Allocation variable investment option invests in a corresponding portfolio of the AXA Premier VIP Trust. The AXA Moderate Allocation portfolio in turn invests in shares of other portfolios of EQ Advisors Trust and AXA Premier VIP Trust ("the underlying portfolios"). Amounts shown reflect the AXA Moderate Allocation portfolio's pro rata share of the fees and expenses of the various underlying portfolios in which it invests. The fees and expenses have been estimated based on the respective weighted investment allocations as of 12/31/04. A "-" indicates that the listed portfolio does not invest in underlying portfolios, i.e., it is not an allocation portfolio.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A"-" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of the AXA Premier VIP Trust and the EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2006. Under these Agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Morgan Stanley Investment Management Inc., which does business in certain instances as "Van Kampen," is the manager of The Universal Institutional Funds, Inc.--U.S. Real Estate Portfolio--Class I and has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio (exclusive of investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. Van Kampen reserves the right to terminate any waiver and/or reimbursement at any time without notice. OpCap Advisors LLC is the Investment Adviser of the Premier VIT--OpCap Renaissance Portfolio, and has contractually agreed to waive any amounts payable to the Investment Adviser and reimburse the Portfolio so that the total operating expenses of the Portfolio (net of any expense offsets) do not exceed specified amounts. Fidelity Management & Research Company, the manager of Fidelity VIP Value and Fidelity VIP Value Strategies, has voluntarily agreed to reimburse expenses in excess of specified amounts. See the prospectuses for each applicable underlying Trust for more information about the arrangements. The Fidelity Variable Insurance Product Portfolios also use a portion of their custody fees to reduce each Portfolio's expenses. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:



     ----------------------------------------------
                     Portfolio Name
     ----------------------------------------------
     AXA Moderate Allocation                 0.92%
     ----------------------------------------------
     AXA Premier VIP Aggressive Equity       0.68%
     ----------------------------------------------
     AXA Premier VIP Health Care             1.81%
     ----------------------------------------------
     AXA Premier VIP Small/Mid Cap Value     1.54%
     ----------------------------------------------
     AXA Premier VIP Technology              1.75%
     ----------------------------------------------
     EQ/Alliance Common Stock                0.43%
     ----------------------------------------------
     EQ/Alliance Growth and Income           0.55%
     ----------------------------------------------
     EQ/Alliance International               0.83%
     ----------------------------------------------
     EQ/Alliance Large Cap Growth            1.04%
     ----------------------------------------------
     EQ/Alliance Small Cap Growth            0.73%
     ----------------------------------------------
     EQ/Capital Guardian Research            0.90%
     ----------------------------------------------
     EQ/Capital Guardian U.S. Equity         0.93%
     ----------------------------------------------
     EQ/Evergreen Omega                      0.57%
     ----------------------------------------------
     EQ/FI Mid Cap                           0.96%
     ----------------------------------------------
     EQ/FI Small/Mid Cap Value               1.05%
     ----------------------------------------------
     EQ/JP Morgan Value Opportunities        0.76%
     ----------------------------------------------
     EQ/Marsico Focus                        1.12%
     ----------------------------------------------
     EQ/Mercury Basic Value Equity           0.86%
     ----------------------------------------------
     EQ/Mercury International Value          1.18%
     ----------------------------------------------
     EQ/MFS Emerging Growth Companies        0.91%
     ----------------------------------------------
     EQ/MFS Investors Trust                  0.91%
     ----------------------------------------------
     EQ/Van Kampen Emerging Markets Equity   1.75%
     ----------------------------------------------
     Fidelity VIP Asset Manager: Growth      1.04%
     ----------------------------------------------
     Fidelity VIP Contrafund                 0.91%
     ----------------------------------------------
     Fidelity VIP Equity-Income              0.82%
     ----------------------------------------------
     Fidelity VIP Mid Cap                    0.93%
     ----------------------------------------------
     Fidelity VIP Value                      2.21%
     ----------------------------------------------
     Fidelity VIP Value Strategies           0.95%
     ----------------------------------------------



(7) Expense information has been restated to reflect current fees in effect as of November 1, 2004.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


9 Risk/benefit summary: Charges and expenses you will pay

CHANGES IN CHARGES


We reserve the right in the future to make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" later in this prospectus), or change our other current charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then in-force policies, as well as to new policies.



                      Risk/benefit summary: Charges and expenses you will pay 10

3. Who is AXA Equitable?

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We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation (previously, The Equitable Life Assurance Society of the United States). We have been doing business since 1859. AXA Equitable is an indirect, wholly owned subsidiary of AXA Financial, Inc., the holding company. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus.

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 BY MAIL:
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At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


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 BY EXPRESS DELIVERY ONLY:
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At the Street Address for our Administrative Office:
AXA Equitable -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


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 BY TOLL-FREE PHONE:
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Customer service representatives available weekdays 8 AM to 7 PM, Eastern Time:
1-888-855-5100.


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 BY E-MAIL:
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life-service@axa-equitable.com


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 BY FACSIMILE (FAX):
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1-704-540-9714

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 BY INTERNET:
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If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. Our Websites provide access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).


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REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3) request for asset rebalancing; and


(4) designation of new policy owner(s) and beneficiaries.


OTHER REQUESTS. We also have specific forms that we recommend you use for the following:


(a) policy surrenders;

(b) transfers among investment options; and

(c) changes in allocation percentages for premiums and deductions.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and online service requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")


11  Who is AXA Equitable?

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP


Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP.


Each subaccount (variable investment option) of Separate Account FP available under IL COLI(SM) invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES


VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of IL COLI(SM) and other policies that Separate Account FP supports.


                                                       Who is AXA Equitable?  12

4. About the Portfolios of the Trusts

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You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the IL COLI(SM) policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.

AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios.


PORTFOLIOS OF THE TRUSTS


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AXA Premier VIP Trust
Portfolio Name                Objective                                                     Adviser(s)
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AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.      o AXA Equitable
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AXA PREMIER VIP AGGRESSIVE    Seeks long-term growth of capital.                            o Alliance Capital Management L.P.
 EQUITY
                                                                                            o MFS Investment Management

                                                                                            o Marsico Capital Management, LLC

                                                                                            o Provident Investment Counsel, Inc.
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AXA PREMIER VIP CORE BOND     Seeks a balance of high current income and capital            o BlackRock Advisors, Inc.
                              appreciation, consistent with a prudent level of risk.
                                                                                            o Pacific Investment Management Company
                                                                                              LLC
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AXA PREMIER VIP HEALTH CARE   Seeks long-term growth of capital.                            o A I M Capital Management, Inc.

                                                                                            o RCM Capital Management LLC

                                                                                            o Wellington Management Company, LLP
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AXA PREMIER VIP HIGH YIELD    Seeks high total return through a combination of current      o Alliance Capital Management L.P.
                              income and capital appreciation.
                                                                                            o Pacific Investment Management Company
                                                                                              LLC
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AXA PREMIER VIP SMALL/MID     Seeks long-term growth of capital.                            o AXA Rosenberg Investment Management
 CAP VALUE                                                                                    LLC

                                                                                            o TCW Investment Management Company

                                                                                            o Wellington Management Company, LLP
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AXA PREMIER VIP TECHNOLOGY    Seeks long-term growth of capital.                            o Firsthand Capital Management, Inc.

                                                                                            o RCM Capital Management LLC

                                                                                            o Wellington Management Company, LLP
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EQ Advisors Trust
Portfolio Name*               Objective                                                     Adviser(s)
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EQ/ALLIANCE COMMON STOCK      Seeks to achieve long-term growth of capital.                 o Alliance Capital Management L.P.
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EQ/ALLIANCE GROWTH AND        Seeks to provide a high total return.                         o Alliance Capital Management L.P.
 INCOME
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EQ/ALLIANCE INTERMEDIATE      Seeks to achieve high current income consistent with          o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES        relative stability of principal.
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EQ/ALLIANCE INTERNATIONAL     Seeks to achieve long-term growth of capital.                 o Alliance Capital Management L.P.
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13 About the Portfolios of the Trusts

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EQ Advisors Trust
Portfolio Name*                  Objective                                                  Adviser(s)
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EQ/ALLIANCE LARGE CAP            Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
 GROWTH(1)
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EQ/ALLIANCE QUALITY BOND         Seeks to achieve high current income consistent with       o Alliance Capital Management L.P.
                                 moderate risk to capital.
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EQ/ALLIANCE SMALL CAP            Seeks to achieve long-term growth of capital.              o Alliance Capital Management L.P.
 GROWTH
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EQ/BERNSTEIN DIVERSIFIED VALUE   Seeks capital appreciation.                                o Alliance Capital Management L.P.,
                                                                                              through its Bernstein Investment
                                                                                              Research and Management Unit
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EQ/CAPITAL GUARDIAN              Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
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EQ/CAPITAL GUARDIAN U.S.         Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 EQUITY
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EQ/EQUITY 500 INDEX              Seeks a total return before expenses that approximates     o Alliance Capital Management L.P.
                                 the total return performance of the S&P 500 Index,
                                 including reinvestment of dividends, at a risk level
                                 consistent with that of the S&P 500 Index.
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EQ/EVERGREEN OMEGA               Seeks long-term capital growth.                            o Evergreen Investment Management
                                                                                              Company, LLC
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EQ/FI MID CAP                    Seeks long-term growth of capital.                         o Fidelity Management & Research Company
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EQ/FI SMALL/MID CAP VALUE        Seeks long-term capital appreciation.                      o Fidelity Management & Research Company
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EQ/JP MORGAN VALUE               Seeks long-term capital appreciation.                      o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
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EQ/JANUS LARGE LARGE CAP         Seeks long-term growth of capital.                         o Janus Capital Management LLC
 GROWTH
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EQ/MARSICO FOCUS                 Seeks long-term growth of capital.                         o Marsico Capital Management, LLC
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EQ/MERCURY BASIC VALUE           Seeks capital appreciation and secondarily, income.        o Mercury Advisors
 EQUITY
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EQ/MERCURY INTERNATIONAL         Seeks capital appreciation.                                o Merrill Lynch Investment Managers
 VALUE                                                                                        International Limited
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EQ/MFS EMERGING GROWTH           Seeks to provide long-term capital growth.                 o MFS Investment Management
 COMPANIES
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EQ/MFS INVESTORS TRUST           Seeks long-term growth of capital with secondary           o MFS Investment Management
                                 objective to seek reasonable current income.
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EQ/MONEY MARKET                  Seeks to obtain a high level of current income, preserve   o Alliance Capital Management L.P.
                                 its assets and maintain liquidity.
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EQ/VAN KAMPEN EMERGING           Seeks long-term capital appreciation.                      o Morgan Stanley Investment Management,
 MARKETS EQUITY(2)                                                                            Inc.
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                                           About the Portfolios of the Trusts 14

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Fidelity Variable Insurance
Products-Service Class 2(+)
Portfolio Name                  Objective                                                   Adviser
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FIDELITY VIP CONTRAFUND(R)      Seeks long-term capital appreciation.                       o Fidelity Management & Research Company
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FIDELITY VIP EQUITY-INCOME      Seeks reasonable income. The fund will also consider the    o Fidelity Management & Research Company
                                potential for capital appreciation. The Fund's goal is to
                                achieve a yield that exceeds the composite yield on the
                                securities comprising the Standard & Poors 500 Index.
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FIDELITY VIP MID CAP            Seeks long-term growth of capital.                          o Fidelity Management & Research Company
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FIDELITY VIP GROWTH & INCOME    Seeks high total return through a combination of current    o Fidelity Management & Research Company
                                income and capital appreciation.
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FIDELITY VIP ASSET MANAGER:     Seeks to maximize total return by allocating its assets     o Fidelity Management & Research Company
 GROWTH(R)                      among stocks, bonds, short-term instruments and other
                                investments.
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FIDELITY VIP INVESTMENT GRADE   Seeks a high level of current income as is consistent with  o Fidelity Management & Research Company
 BOND                           the preservation of capital.
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FIDELITY VIP VALUE              Seeks capital appreciation.                                 o Fidelity Management & Research Company
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FIDELITY VIP VALUE STRATEGIES   Seeks capital appreciation.                                 o Fidelity Management & Research Company
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FIDELITY VIP HIGH INCOME        Seeks high level of current income, while also considering  o Fidelity Management & Research Company growth of capital.
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Premier VIT
Portfolio Name                  Objective                                                   Investment Manager
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OPCAP RENAISSANCE**             Seeks long-term capital appreciation and income.            o OpCap Advisors LLC
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The Universal Institutional
Funds, Inc.
Portfolio Name                  Objective                                                   Investment Manager
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U.S. REAL ESTATE -- Class I     Seeks to provide above average current income and long-     o Van Kampen (is the name under which
                                term capital appreciation by investing primarily in           Morgan Stanley Investment Management
                                equity securities of companies in the U.S. real estate        Inc. does business in certain
                                industry, including real estate investment trusts.            situations.)
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+ "Service Class 2" and "Class 1" shares are defined in the current applicable underlying Trust prospectus.


* This portfolio information reflects the portfolio's name change effective on or about May 9, 2005, subject to regulatory approval. The chart below reflects the portfolio name in effect until, on or about May 9, 2005. The number in the "FN" column corresponds with the number contained in the table above.

    ---------------------------------------------
    FN         Portfolio Name until May 9, 2005
    ---------------------------------------------
    (1)        EQ/Alliance Premier Growth
    ---------------------------------------------
    (2)        EQ/Emerging Markets Equity
    ---------------------------------------------

**  Formerly named "PIMCO Advisors VIT PEA Renaissance."


You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 888-855-5100.



15 About the Portfolios of the Trusts

5. Determining your policy's value

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YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in
(iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in "Risk/benefit summary:
Charges and expenses you will pay," earlier in this prospectus.

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Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.
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YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The account value that you have allocated to any variable investment option is invested in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of your units will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 4% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.


                                             Determining your policy's value  16

6. Transferring your money among our investment options

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TRANSFERS YOU CAN MAKE
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You can transfer among our variable investment options and into our guaranteed interest option.
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After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500.


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Transfers out of our guaranteed interest option are more limited.
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RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")


HOW TO MAKE TRANSFERS

EQACCESS TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Website and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transfers described below also apply to online transfers.


TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling the number under "By toll-free phone" in "How to reach us" earlier in this prospectus from a touch tone phone; or

o whether or not you are both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

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Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
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Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50. Note: Transfers made using our dollar cost averaging service do not count toward the twelve free transfers you may otherwise make each year.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options and the sum of the percentages must


17 Transferring your money among our investment options equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.



                        Transferring your money among our investment options  18

7. Accessing your money

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below. Each new loan you request must be at least $500.

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You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o  you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute any reduction in cost of insurance charges (described under "Monthly cost of insurance charge" later in this prospectus); and

o  the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 5% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, 1/4% less than the loan interest rate. Beginning in the policy's 21st year, if the face amount on any policy anniversary is at least $500,000, the rate we charge for loan interest will be equal to the rate we credit. The rate differentials are not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 4% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because IL COLI(SM) was first offered in 1995, no such reduction in the interest rate differential has yet been attained under any in-force policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan will also prevent your policy's death benefit guarantee from keeping the policy in force. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination, surrender or maturity. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy. The


19  Accessing your money
request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes. If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's death benefit guarantee. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due, or it could result in the death benefit guarantee not being in effect. Regardless of whether it reduces the face amount, a partial withdrawal you request does not result in any change in, or deduction of, any sales or surrender charges.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charges that then remain applicable. The surrender charges are described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy, and applicable waivers of surrender charges in the event of federal estate tax repeal.

WHEN THE INSURED PERSON REACHES AGE 100 ("MATURITY")

If the insured person is still living on the policy anniversary closest to his or her 100th birthday, we will pay you the policy's account value on that date, reduced by any outstanding loans, by unpaid loan interest, and by any amounts of the account value that are "restricted" as a result of previously distributed "living benefits." The policy will then terminate. See "Tax information" below for the tax consequences of maturity.

YOUR OPTION TO RECEIVE A LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.


If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the insured person dies. (In your policy, we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender or maturity proceeds that we pay.


The receipt of a living benefits payment may not qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.


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You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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                                                        Accessing your money  20

8. Tax information

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This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An IL COLI(SM) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus.

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, FULL SURRENDER, AND MATURITY)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) may impact the maximum amount of premiums that can be paid as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" later in this prospectus.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

On the maturity date or upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be


21  Tax information
subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)


For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 591/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income


                                                             Tax information  22
and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $1.5 million in 2005 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $11,000 for 2005 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter. Beginning in 2011, at any time during which there is no federal estate tax in effect, we will waive any surrender charges that would otherwise apply upon a surrender of your policy or a reduction of the face amount of insurance.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. Further guidance is anticipated. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of recent amendments to the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

23  Tax information

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account or allocable to the policies.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.

FUTURE (2009 OR LATER) UNDERWRITTEN INCREASES IN BENEFITS OR COVERAGE OR ADDITION OF RIDERS

In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to contracts issued prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes which are pursuant to the terms of the contract, including addition or removal of a rider and an increase or decrease in death benefit, if the change is not underwritten. As a result, absent further guidance, it is not clear whether 2009 or later increases of benefits or coverage or additions of riders or increases in rider benefits, which are subject to underwriting, would cause your contract to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates. If we determine that the federal tax rules may require this result, we intend to refuse such 2009 or later increases or additions, which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We hope to have additional guidance from the IRS before 2009 at which time such rules could apply. However, there can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.


We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.



                                                             Tax information  24

9. More Information about policy features and benefits

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ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES


The basic Option A and Option B death benefits are described under "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks" earlier in this prospectus.

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

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If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
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Age*   40 or under     45       50       55       60       65
       250%            215%     185%     150%     130%     120%

       70     75-95    100
       115%   105%     100%
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* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a living benefit" earlier in this prospectus.

VARIATIONS AMONG IL COLI(SM) POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of IL COLI(SM) where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with IL COLI(SM). We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. AXA Equitable or your financial professional can provide you with samples of such contracts on request.

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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "AXA Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the AXA Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.


PAYMENT OPTIONS FOR SURRENDER, WITHDRAWAL AND MATURITY PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy, or upon policy maturity, under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).


25  More Information about policy features and benefits

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


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10. More information about certain policy charges

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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.


The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The premium surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the sales charge is designed primarily to defray sales expenses we incur that are based on premium payments; the administrative charge is designed primarily to defray administrative expenses in connection with issuing and administering the policies, the mortality and expense risk charge is designed primarily to defray expenses that we will incur if certain of our assumptions with respect to the mortality of insureds under the policies (as a group) and expenses we incur in issuing and administering the policies are underestimated relative to the guaranteed maximum charges; and the transfer charge is designed primarily to defray our costs in processing transfer requests from owners.

CHARGE FOR TAXES. This charge is designed to approximate certain taxes imposed upon us, such as premium taxes in your state. This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

SALES CHARGE. We deduct a sales charge from the policy's account value as part of the regular monthly deduction for each month during the policy's first ten policy years. The amount deducted each month will depend on the specifics of your policy. The cumulative amount we deduct under this charge, however, will never exceed 6% of the premiums you have paid to date.

MONTHLY COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the specifics of your policy and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.


Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age. However, for policies that have been in force for more than nine years, we reduce the current monthly insurance charge (or, for New York policies, the mortality and expense risk charge). The dollar amount by which we reduce each month's charge is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage reduction in the current charges that begins in the policy's tenth year will grade up to an annual rate of 0.60% in the 25th policy year and all subsequent years. This charge reduction applies on a current basis and is not guaranteed.


Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates (including by reducing or eliminating the current monthly charge reduction that otherwise would begin in the tenth year) up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates for gender neutral IL COLI(SM) policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

You may ask us to review the tobacco habits of any insured person in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.


27  More information about certain policy charges

The change will be based upon our general underwriting rules in effect at the time of application and may include criteria other than tobacco use status, as well as a definition of tobacco user different from that applicable at the time this policy was issued.

The change to non-tobacco user rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $200,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

DEATH BENEFIT GUARANTEE CHARGE. We deduct this charge even if you do not currently pay enough premiums to satisfy the death benefit guarantee test. See "Death benefit guarantee test" earlier in this prospectus. We will not deduct this charge in states where the death benefit guarantee is not available.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

SURRENDER CHARGES. If you surrender your policy during its first 15 years, we deduct from your account value a "premium surrender charge." In this prospectus, we use the term "surrender charges" to refer to this type of charge.


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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o  loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o  withdrawals

o  tax withholding elections

o  face amount decreases that result from a withdrawal

o  changes of allocation percentages for premium payments or monthly deductions

o  surrenders

o  changes of beneficiary

o  transfers from a variable investment option to the guaranteed interest option

o  changes in form of death benefit payment

o  loans

o  transfers among variable investment options

o  assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o  decreases in face amount

o  changes of insured person

o  changes in death benefit option

o  restoration of lapsed policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.


o If you submit the full initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move



29 More information about procedures that apply to your policy the register date to the date we deliver the policy and receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Money Market option (prior to the Allocation Date). Generally, this is the register date. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and
(2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS


CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics and may result in a loss of the death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.


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REQUIREMENTS FOR SURRENDER REQUESTS


Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.


Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of IL COLI(SM) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


There will be no distinctions based on sex in the cost of insurance rates for IL COLI(SM) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender-specific IL COLI(SM) policy.



31  More information about procedures that apply to your policy

12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT


Our general account assets support all of our obligations, (including those under the IL COLI(SM) policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by policy owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a policy owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive trans-



                                        More information about other matters  32
fer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. If the underlying trust determines that the trading activity of a particular policy owner is disruptive, we will take action to limit the disruptive trading activity of that policy owner as discussed above.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/ participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured, or through EQAccess if you are the individual owner:

o changes of premium allocation percentages

o changes of address


o enroll in electronic delivery of policy statements through EQAccess


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Website. For clients of AXA Advisors, please use www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or facsimile transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


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WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. We pay maturity proceeds within seven days after the maturity date.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to IL COLI(SM) from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, including changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Secu-



                                        More information about other matters  34
rities Dealers, Inc. ("NASD"). Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. AXA
Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The policies are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of policies. See the Statement of Additional Information ("SAI") for more information on the distribution of the policies.

LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.

----------------------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.



35  More information about other matters

13. Financial statements of Separate Account FP and AXA Equitable


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The financial statements of Separate Account FP as of December 31, 2004 and for each of the two years in the period ended December 31, 2004 and the financial statements of AXA Equitable as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are in a Statement of Additional Information ("SAI") pertaining to the policies and have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of such firm as experts in accounting and auditing. The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-888-855-5100 and requesting to speak with a customer service representative.



              Financial statements of Separate Account FP and AXA Equitable   36

14.  Personalized illustrations

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ILLUSTRATIONS OF POLICY BENEFITS

PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

DIFFERENT KINDS OF ILLUSTRATIONS. Personalized illustrations can reflect the investment management fees and expenses incurred in 2004 (or expected to be incurred in 2005, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2004). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.

THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above.



37  Personalized illustrations

Requesting more information

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The Statement of Additional Information ("SAI"), dated May 1, 2005, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 888-855-5100 and requesting to speak with a Customer Service Representative. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 888-855-5100, or asking your financial professional.

You may visit the SEC's Website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 450 5th Street, N.W., Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

SEC File Number: 811-04335


STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page
Ways we pay policy proceeds.................................................2
Distribution of the policies................................................2
Insurance regulation that applies to AXA Equitable..........................3
Custodian and independent registered public accounting firm.................3
Financial statements........................................................3




                                                                       811-04335

IL COLI(SM) '04

A flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


PROSPECTUS DATED MAY 1, 2005


Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.


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This prospectus describes many aspects of an IL COLI(SM) '04 policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under IL COLI(SM) '04. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.


Under our current rules, the IL COLI(SM) '04 policy will be offered to corporations and other business entities that meet the following conditions at issue:

o The policies are corporately owned or are "split-dollar" cases that are collaterally assigned to the company;

o The persons proposed to be insured are deemed by us to be "highly compensated" individuals;


o The minimum initial premium under each policy is remitted to AXA Equitable by the employer; and

o The aggregate annualized first year planned periodic premium is at least $150,000 if a minimum of three policies is issued, each on the life of a different insured person, and at least $500,000 if less than three policies are issued.


WHAT IS IL COLI(SM) '04?


IL COLI(SM) '04 is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:




-------------------------------------------------------------------------------
 Variable investment options
-------------------------------------------------------------------------------
 Fixed income
-------------------------------------------------------------------------------
o AXA Premier VIP Core Bond              o EQ/Money Market
o AXA Premier VIP High Yield             o Fidelity VIP Investment Grade Bond
o EQ/Alliance Quality Bond               o Fidelity VIP High Income
o EQ/Alliance Intermediate Government
  Securities
-------------------------------------------------------------------------------
 Domestic stocks
-------------------------------------------------------------------------------
o AXA Premier VIP Health Care            o Fidelity VIP Contrafund(R)
o AXA Premier VIP Small/Mid Cap Value    o Fidelity VIP Equity-Income
o AXA Premier VIP Technology             o Fidelity VIP Growth & Income
o EQ/Alliance Common Stock               o Fidelity VIP Mid Cap
o EQ/Alliance Growth and Income          o Fidelity VIP Value
o EQ/Alliance Large Cap Growth*          o Fidelity VIP Value Strategies
o EQ/Alliance Small Cap Growth           o EQ/Janus Large Cap Growth
o EQ/Bernstein Diversified Value         o EQ/JP Morgan Value Opportunities
o EQ/Capital Guardian Research           o EQ/Marsico Focus
o EQ/Capital Guardian U.S. Equity        o EQ/Mercury Basic Value Equity
o EQ/Equity 500 Index                    o EQ/MFS Emerging Growth Companies
o EQ/Evergreen Omega                     o EQ/MFS Investors Trust
o EQ/FI Mid Cap                          o OpCap Renaissance**
o EQ/FI Small/Mid Cap Value              o U.S. Real Estate--Class I
--------------------------------------------------------------------------------
 International stocks
--------------------------------------------------------------------------------
o EQ/Alliance International              o EQ/Mercury International Value
o EQ/Van Kampen Emerging Markets
  Equity*
--------------------------------------------------------------------------------
 Balanced/hybrid
--------------------------------------------------------------------------------
o Fidelity VIP Asset Manager: Growth(R)
--------------------------------------------------------------------------------



(*) This is the investment option's new name, effective on or about May 9, 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

(**)  Formerly named "PEA Renaissance."


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.


                                                                          X00938
                                                                     ILCOLI '04

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of EQ Advisors Trust, AXA Premier VIP Trust, The Universal Institutional Funds, Inc., the Premier VIT (formerly PIMCO Advisors VIT) or Fidelity Variable Insurance Products (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) borrow or withdraw amounts you have accumulated, (3) decrease the amount of insurance coverage,
(4) choose between two life insurance benefit options, and (5) elect to receive an insurance benefit if the insured person becomes terminally ill.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies including products designed specifically for this marketplace, which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy is offered through your financial professional. Replacing existing insurance with IL COLI(SM) '04 or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

Contents of this prospectus
--------------------------------------------------------------------


--------------------------------------------------------------------------------
1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                 1
--------------------------------------------------------------------------------
How you can pay for and contribute to your policy                            1
The minimum amount of premiums you must pay                                  1
Enhanced cash value benefit                                                  1
Investment options within your policy                                        2
About your life insurance benefit                                            2
Alternative higher death benefit in certain cases                            3
You can decrease your insurance coverage                                     3
Accessing your money                                                         4
Risks of investing in a policy                                               4



--------------------------------------------------------------------------------

2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES
     YOU WILL PAY                                                            5

--------------------------------------------------------------------------------
Tables of policy charges                                                     5
How we allocate charges among your investment options                        8
Changes in charges                                                           8


--------------------------------------------------------------------------------
3. WHO IS AXA EQUITABLE?                                                     9
--------------------------------------------------------------------------------
How to reach us                                                              9

About our Separate Account FP                                               10
Your voting privileges                                                      10


--------------------------------------------------------------------------------
4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       11
--------------------------------------------------------------------------------
Portfolios of the Trusts                                                    11


--------------------------------------------------------------------------------

5. DETERMINING YOUR POLICY'S VALUE                                          14
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Your account value                                                          14



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6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                       15
--------------------------------------------------------------------------------
Transfers you can make                                                      15
How to make transfers                                                       15
Our dollar cost averaging service                                           15

Our asset rebalancing service                                               15


----------------------

"We," "our" and "us" refer to AXA Equitable. "Financial professional" means the registered representative of AXA Advisors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your, we mean that the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

IL COLI(SM) '04 is available in all states except Indiana and Puerto Rico. This prospectus does not offer IL COLI(SM) '04 anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.



                                                  Contents of this prospectus  i

--------------------------------------------------------------------------------
7. ACCESSING YOUR MONEY                                                     17
--------------------------------------------------------------------------------
Borrowing from your policy                                                  17
Making withdrawals from your policy                                         17
Surrendering your policy                                                    18
Your option to receive a living benefit                                     18


--------------------------------------------------------------------------------
8. TAX INFORMATION                                                          19
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                            19

Tax treatment of distributions to you (loans, partial
  withdrawals and full surrender)                                           19

Tax treatment of living benefits proceeds                                   20
Effect of policy on interest deductions taken by
  business entities                                                         20
Requirement that we diversify investments                                   21
Estate, gift, and generation-skipping taxes                                 21
Pension and profit-sharing plans                                            21
Split-dollar and other employee benefit programs                            21
ERISA                                                                       21
Our taxes                                                                   21
When we withhold taxes from distributions                                   22
Possibility of future tax changes and other tax information                 22


--------------------------------------------------------------------------------
9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                 23
--------------------------------------------------------------------------------
Variations among IL COLI(SM) '04 policies                                   23
Your options for receiving policy proceeds                                  23
Your right to cancel within a certain number of days                        23


--------------------------------------------------------------------------------
10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           24
--------------------------------------------------------------------------------
Deducting policy charges                                                    24


--------------------------------------------------------------------------------
11. MORE INFORMATION ABOUT PROCEDURES THAT APPLY
    TO YOUR POLICY                                                          26
--------------------------------------------------------------------------------
Dates and prices at which policy events occur                               26
Policy issuance                                                             26
Ways to make premium and loan payments                                      27
Assigning your policy                                                       27
You can change your policy's insured person                                 27
Requirements for surrender requests                                         28

Gender-neutral policies                                                     28



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12. MORE INFORMATION ABOUT OTHER MATTERS                                    29
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About our general account                                                   29
Transfers of your account value                                             29
Telephone and EQAccess requests                                             30
Suicide and certain misstatements                                           30
When we pay policy proceeds                                                 31
Changes we can make                                                         31
Reports we will send you                                                    31
Distribution of the policies                                                31
Legal proceedings                                                           32


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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP
    AND AXA EQUITABLE                                                       33
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14. PERSONALIZED ILLUSTRATIONS                                              34
--------------------------------------------------------------------------------
Illustrations of policy benefits                                            34


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APPENDIX I: HYPOTHETICAL ILLUSTRATIONS                                     I-1
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--------------------------------------------------------------------------------
REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
--------------------------------------------------------------------------------

ii  Contents of this prospectus

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.




                                                  Page
   account value                                    14
   Administrative Office                             9
   age                                              27
   Allocation Date                                   2
   alternative death benefit                         3
   amount at risk                                   24
   anniversary                                      26
   assign; assignment                               27
   automatic transfer service                       15
   AXA Equitable                                     9
   AXA Equitable Access Account                     23
   AXA Financial, Inc.                               9
   AXA Premier VIP Trust                         cover
   basis                                            19
   beneficiary                                      23
   business day                                     26
   cash surrender value                             13
   Code                                              1
   collateral                                       17
   cost of insurance charge                         24
   cost of insurance rates                          24
   day                                              26
   default                                           1
   disruptive transfer activity                     29
   dollar cost averaging service                    15
   Enhanced cash value benefit                       1
   EQAccess                                          9
   EQ Advisors Trust                             cover
   face amount                                       2
   Fidelity Variable Insurance Products          cover
   grace period                                      1
   guaranteed interest option                        2
   Guaranteed Interest Account                       2
   IL COLI(SM) '04                               cover
   insured person                                   27
   Investment Funds                                  2
   investment option                             cover
   issue date                                       26
   lapse                                             1
   life insurance qualification test                 3
   loan, loan interest                              17
   market timing                                    29
   modified endowment contract                      19
   month, year                                      26
   monthly deduction                                25
   monthly insurance charge                         24
   net cash surrender value                         14
   net death benefit                                 3
   net policy account value                         14
   option A, B                                       2
   our                                               i
   owner                                             i
   partial withdrawal                               17
   payment option                                   23
   planned periodic premium                          1
   policy                                        cover
   policy account value                             13
   Portfolio                                     cover
   Premier VIT                                   cover
   premium payments                                  1
   prospectus                                    cover
   rebalancing                                      15
   receive                                          26
   restore, restoration                              1
   SEC                                           cover
   Separate Account FP                              10
   specified premium                                 1
   state                                             i
   subaccount                                       10
   surrender                                        18
   target premium                                    7
   telephone transfers                              15
   The Universal Institutional Funds, Inc.       cover
   transfers                                        15
   Trust                                         cover
   units                                            14
   unit values                                      14
   us                                                i
   variable investment option                    cover
   we                                                i
   withdrawal                                       17
   you, your                                         i


                                               An index of key words and phrases

1. Risk/benefit summary: Policy features, benefits and risks

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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.


SECTION 1035 EXCHANGES OF POLICIES. If we approve, you may purchase an IL COLI(SM) '04 policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code ("Code") Section 1035 exchange.


--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like, so long as (i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits .
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. If you have chosen the guideline premium test as your life insurance qualification test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

If at any time your cash surrender value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the "alternative higher death benefit" discussed below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to keep your policy from lapsing or terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net policy account value to pay the monthly charges when due. We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums to pay the charges we deduct. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information" later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The required payment will not be more than an amount sufficient to cover the monthly administrative charges from the date of default to the effective date of restoration and the total monthly deductions for 3 months, calculated from the effective date of restoration plus 15% of such amounts. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

ENHANCED CASH VALUE BENEFIT

This benefit can provide additional surrender value if the policy is fully surrendered within 7 years of the register date of the policy (other than a surrender that is made to exchange the IL COLI(SM) '04 policy for another life insurance policy or annuity contract as described in "Surrendering your policy" in "Accessing your money" later in the prospectus). The enhanced cash value benefit (referred to as the enhanced amount in the policy) is computed by multiplying the applicable enhanced cash value rate below by the sum of the total sales charges plus charges for taxes imposed on us deducted from premiums paid through policy year 5.


1  Risk/benefit summary: Policy features, benefits and risks

----------------------------------------
                     Enhanced Cash Value
  Policy Year             Rate+
----------------------------------------
       1                  1.2
       2                  0.96
       3                  0.72
       4                  0.48
       5                  0.36
       6                  0.24
       7                  0.12
  8 and later             0.0
----------------------------------------

+ An increased enhanced cash value rate applies to certain policies issued to groups that satisfy our requirements, which may include requirements regarding the number and policy account values of in-force policies as well as the number and face amount of prospective policies to be issued and the anticipated first year premium for those policies. We will determine the policies to which an increased enhanced cash value rate applies pursuant to our established procedures and will not discriminate unreasonably or unfairly against policy owners. The policies that receive the increased enhanced cash value rate are those on which we expect our expenses to be reduced. These policies also incur a reduced sales charge as described in "Risk/benefit summary: Charges you will pay" later in this prospectus because we expect our expenses to be reduced.


INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all amounts which you have allocated to investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

--------------------------------------------------------------------------------
You can choose among variable investment options.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisors who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios."

Our arrangement with Portfolio sponsors that are not affiliated with us may provide that they or one of their affiliates will pay us based on a percentage (up to 0.30% on an annual basis) of the net assets of a Portfolio attributable to the Policies. These fees are not charged to you, the Separate Account or the Portfolio.

You will find other important information about each Portfolio in the separate prospectuses for each Trust attached at the end of this prospectus including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your policy, we declare a fixed rate of interest (3% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

--------------------------------------------------------------------------------
We will pay at least 3% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an IL COLI(SM) '04 policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $50,000 is the smallest amount of coverage you can request.

--------------------------------------------------------------------------------
If the insured person dies, we pay a life insurance benefit to the
"beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B. We also have options available for the manner in which we pay death benefits (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

o Option A -- The policy's face amount on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

                    Risk/benefit summary: Policy features, benefits and risks  2

o Option B -- The face amount plus the policy's "cash surrender value" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your cash surrender value.

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.


CHOICE OF LIFE INSURANCE QUALIFICATION TEST. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the cash value accumulation test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. In addition, your choice of tax qualification test will impact your cost of insurance rates. You should discuss your choice of life insurance qualification test with your financial professional and tax advisor before purchasing the policy.



ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your cash surrender value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test (described above) that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your cash surrender value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age for the then current policy year and ranges from 250% at age 40 or under to 101% at 99 and over.

--------------------------------------------------------------------------------
If the cash surrender value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the
Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the cash surrender value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and the maximum mortality charges guaranteed at the time the policy is issued.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of any living benefits payment plus accrued interest. See "Your option to receive a living benefit" later in this prospectus. After being reduced by all of these amounts, the death benefit is referred to as the "net death benefit."

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your cash surrender value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted beyond the policy year in which the insured person reaches age 85.

If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your cash surrender value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will determine the new base policy face amount somewhat differently from the general procedures described above.

Please refer to "Tax information" later in this prospectus, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.


YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy. The requested decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount.

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. The amounts of your specified premiums and the monthly deductions for the cost of insurance coverage will generally decrease from the time you reduce the face amount.


3  Risk/benefit summary: Policy features, benefits and risks

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount. The distribution may be taxable. Even if you decrease your policy's face amount, you may not be reducing your death benefit if your policy's cash surrender value causes an alternative higher death benefit to apply.



ACCESSING YOUR MONEY


You can access the money in your policy in different ways. You may borrow up to 90% of your net policy account value (as defined under "Determining your policy's value" later in this prospectus). We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information. You can also make a partial withdrawal of $500 or more of your net policy account value at any time after the first year of your policy. See "Making withdrawals from your policy" later in this prospectus for more information. Finally, you can surrender (turn in) your policy at any time. See "Surrendering your policy" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.


RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.


o If the policy loan and any accrued loan interest either equals or exceeds the cash surrender value, your policy will terminate subject to the policy's Grace Period provision.


o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.

o There may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net policy account value.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


                    Risk/benefit summary: Policy features, benefits and risks  4

2. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------


TABLES OF POLICY CHARGES


For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions.


This table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, or transfer policy account value among investment options.




-------------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Fees
-------------------------------------------------------------------------------------------------------------------------------
 Charge               When charge is deducted        Amount deducted
-------------------------------------------------------------------------------------------------------------------------------

Sales charge(1)      Deducted from each premium     o Policy years 1-4: 7% (9% for policies issued in Oregon)
                     payment when added to your     o Policy years 5 and later: 1% (3% for policies issued in Oregon)
                     account value (expressed as a
                     percentage of premium
                     payment)
-------------------------------------------------------------------------------------------------------------------------------
Charge for taxes     Deducted from each premium     Currently ranges from 0.50% to 5%, depending upon certain taxes imposed
                     when added to your account     on us.
                     value
-------------------------------------------------------------------------------------------------------------------------------
Transfers among      Deducted when you transfer     A maximum charge of $25; currently, we charge $0 for each of the first 12
investment options   account value among            transfers per policy year and $25 for each additional transfer in the same
                     investment options             policy year(2)
-------------------------------------------------------------------------------------------------------------------------------


This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.




-----------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
-----------------------------------------------------------------------------------------------------------------------------------
Charge                         When charge is deducted        Amount deducted
-----------------------------------------------------------------------------------------------------------------------------------
Administrative charges          Deducted from your account     $10 pr month
                                value each month
-----------------------------------------------------------------------------------------------------------------------------------
Cost of insurance
charges(3)(4)(5)

  Lowest and highest charge     Deducted from your account     The lowest maximum monthly charge per $1,000 of the amount for which
                                value each month               we are at risk(6) under your base policy on the date of the deduction is $0.09 (vailable only under the cash value
                                                               accumulation test) and the highest maximum monthly charge per
                                                               $1,000 is $83.33 (under either tax qualification test).

Charge for a representative                                    The maximum monthly charge per $1,000 is $0.27 (under either tax
insured                                                        qualification test) in the first policy year for a male insured age 45 in the guaranteed issue non-tobacco user risk class
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense           Deducted from your account     o Policy years 1-5: 1.00% maximum (0.75% current)
risk charge(1)                  value each month (computed     o Policy years 6-20: 0.75% maximum (0.55% current)
                                at an annual rate based on     o Policy years 21 and later: 0.50% maximum (0.35% current)
                                the value in the variable
                                investment options)
-------------------------------------------------------------------------------------------------------------------------------



5 Risk/benefit summary: Charges and expenses you will pay


-------------------------------------------------------------------------------------------------------------------------------
                              Periodic charges other than underlying trust portfolio operating expenses
-------------------------------------------------------------------------------------------------------------------------------
 Charge                         When charge is deducted        Amount deducted
-------------------------------------------------------------------------------------------------------------------------------

 Net loan interest charge        Net loan interest is          0.75% of the outstanding loan amount
                                 calculated daily and is due
                                 on each policy anniversary
--------------------------------------------------------------------------------------------------------------------------------



(1) Reduced charges apply to certain policies issued to groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies as well as the number and face amount of prospective policies to be issued and the anticipated first year premium for those policies. The policies that receive the reduced charges are those on which we expect our expenses to be reduced. We will determine the policies to which a reduced charge applies pursuant to our established procedures and will not discriminate unreasonably or unfairly against policy owners. The reduced sales charge is 1% for all policy years. The reduced Mortality and expense risk charge is 0.35% for all policy years on a current (non-guaranteed) basis, and 0.50% in all policy years on a guaranteed basis.



(2) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our Dollar Cost Averaging service or Asset Rebalancing service as discussed later in this prospectus.

(3) Since these charges vary based on individual characteristics of the insured, the charges shown in the table may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(4) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(5) For most insured persons at most ages, the current monthly charges per $1,000 are lower than the maximum monthly charges per $1,000.


(6) Our amount "at risk" is the difference between the amount of death benefit and the policy account value as of the deduction date.


You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.



----------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
----------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2004       Lowest     Highest
(expenses that are deducted from Portfolio assets        ------     -------
including management fees, 12b-1 fees, service            0.30%      2.26%
fees and/or other expenses)(1)
----------------------------------------------------------------------------------




                       Risk/benefit summary: Charges and expenses you will pay 6

This table shows the fees and expenses for 2004 as an annual percentage of each Portfolio's daily average net assets.





----------------------------------------------------------------------------------------
                                                  Manage-
                                                   ment                        Other
 Portfolio Name                                   Fees(2)   12b-1 Fees(3)   Expenses(4)
----------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                          0.60%        --             0.20%
----------------------------------------------------------------------------------------
AXA Premier VIP Health Care                        1.20%        --             0.40%
----------------------------------------------------------------------------------------
AXA Premier VIP High Yield                         0.58%        --             0.18%
----------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value                1.10%        --             0.25%
----------------------------------------------------------------------------------------
AXA Premier VIP Technology                         1.20%        --             0.40%
----------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
----------------------------------------------------------------------------------------
EQ/Alliance Common Stock                           0.47%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                      0.56%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities     0.50%        --             0.06%
----------------------------------------------------------------------------------------
EQ/Alliance International                          0.73%        --             0.12%
----------------------------------------------------------------------------------------
EQ/Alliance Large Cap Growth*                      0.90%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                           0.50%        --             0.06%
----------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                       0.75%        --             0.06%
----------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                     0.63%        --             0.07%
----------------------------------------------------------------------------------------
EQ/Capital Guardian Research                       0.65%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                    0.65%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Equity 500 Index                                0.25%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Evergreen Omega                                 0.65%        --             0.11%
----------------------------------------------------------------------------------------
EQ/FI Mid Cap                                      0.70%        --             0.06%
----------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                          0.74%        --             0.08%
----------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                          0.90%        --             0.08%
----------------------------------------------------------------------------------------
EQ/JP Morgan Value Opportunities                   0.60%        --             0.10%
----------------------------------------------------------------------------------------
EQ/Marsico Focus                                   0.88%        --             0.06%
----------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                      0.58%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Mercury International Value                     0.85%        --             0.15%
----------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                   0.65%        --             0.06%
----------------------------------------------------------------------------------------
EQ/MFS Investors Trust                             0.60%        --             0.10%
----------------------------------------------------------------------------------------
EQ/Money Market                                    0.34%        --             0.05%
----------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity*             1.15%        --             0.40%
----------------------------------------------------------------------------------------
 PREMIER VIT:
----------------------------------------------------------------------------------------
OpCap Renaissance**                                0.80%        --             0.37%
----------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
----------------------------------------------------------------------------------------
U.S. Real Estate -- Class I(6)                     0.76%        --             0.26%
----------------------------------------------------------------------------------------
 FIDELITY VARIABLE INSURANCE PRODUCTS:
----------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth                 0.58%      0.25%            0.22%
----------------------------------------------------------------------------------------
Fidelity VIP Contrafund                            0.57%      0.25%            0.11%
----------------------------------------------------------------------------------------
Fidelity VIP Equity-Income                         0.47%      0.25%            0.11%
----------------------------------------------------------------------------------------
Fidelity VIP Growth & Income                       0.47%      0.25%            0.13%
----------------------------------------------------------------------------------------
Fidelity VIP High Income                           0.58%      0.25%            0.14%
----------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond                 0.43%      0.25%            0.13%
----------------------------------------------------------------------------------------
Fidelity VIP Mid Cap                               0.57%      0.25%            0.14%
----------------------------------------------------------------------------------------
Fidelity VIP Value                                 0.57%      0.25%            1.44%
----------------------------------------------------------------------------------------
Fidelity VIP Value Strategies                      0.57%      0.25%            0.15%
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                                                    Total
                                                                    Annual     Fee Waivers
                                                   Underlying      Expenses       and/or
                                                   Portfolio        Before       Expense       Net Total
                                                    Fees and        Expense     Reimburse-      Annual
 Portfolio Name                                     Expenses      Limitation     ments(5)      Expenses
--------------------------------------------------------------------------------------------------------
AXA Premier VIP Core Bond                              --            0.80%        (0.10)%       0.70%
--------------------------------------------------------------------------------------------------------
AXA Premier VIP Health Care                            --            1.60%         0.00%        1.60%
--------------------------------------------------------------------------------------------------------
AXA Premier VIP High Yield                             --            0.76%           --         0.76%
--------------------------------------------------------------------------------------------------------
AXA Premier VIP Small/Mid Cap Value                    --            1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------
AXA Premier VIP Technology                             --            1.60%         0.00%        1.60%
--------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST:
--------------------------------------------------------------------------------------------------------
EQ/Alliance Common Stock                               --            0.52%           --         0.52%
--------------------------------------------------------------------------------------------------------
EQ/Alliance Growth and Income                          --            0.61%           --         0.61%
--------------------------------------------------------------------------------------------------------
EQ/Alliance Intermediate Government Securities         --            0.56%           --         0.56%
--------------------------------------------------------------------------------------------------------
EQ/Alliance International                              --            0.85%         0.00%        0.85%
--------------------------------------------------------------------------------------------------------
EQ/Alliance Large Cap Growth*                          --            0.95%        (0.10)%       0.85%
--------------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                               --            0.56%           --         0.56%
--------------------------------------------------------------------------------------------------------
EQ/Alliance Small Cap Growth                           --            0.81%           --         0.81%
--------------------------------------------------------------------------------------------------------
EQ/Bernstein Diversified Value                         --            0.70%         0.00%        0.70%
--------------------------------------------------------------------------------------------------------
EQ/Capital Guardian Research                           --            0.70%         0.00%        0.70%
--------------------------------------------------------------------------------------------------------
EQ/Capital Guardian U.S. Equity                        --            0.70%         0.00%        0.70%
--------------------------------------------------------------------------------------------------------
EQ/Equity 500 Index                                    --            0.30%           --         0.30%
--------------------------------------------------------------------------------------------------------
EQ/Evergreen Omega                                     --            0.76%        (0.06)%       0.70%
--------------------------------------------------------------------------------------------------------
EQ/FI Mid Cap                                          --            0.76%        (0.01)%       0.75%
--------------------------------------------------------------------------------------------------------
EQ/FI Small/Mid Cap Value                              --            0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------
EQ/Janus Large Cap Growth                              --            0.98%        (0.08)%       0.90%
--------------------------------------------------------------------------------------------------------
EQ/JP Morgan Value Opportunities                       --            0.70%         0.00%        0.70%
--------------------------------------------------------------------------------------------------------
EQ/Marsico Focus                                       --            0.94%        (0.04)%       0.90%
--------------------------------------------------------------------------------------------------------
EQ/Mercury Basic Value Equity                          --            0.63%         0.00%        0.63%
--------------------------------------------------------------------------------------------------------
EQ/Mercury International Value                         --            1.00%         0.00%        1.00%
--------------------------------------------------------------------------------------------------------
EQ/MFS Emerging Growth Companies                       --            0.71%           --         0.71%
--------------------------------------------------------------------------------------------------------
EQ/MFS Investors Trust                                 --            0.70%           --         0.70%
--------------------------------------------------------------------------------------------------------
EQ/Money Market                                        --            0.39%           --         0.39%
--------------------------------------------------------------------------------------------------------
EQ/Van Kampen Emerging Markets Equity*                 --            1.55%         0.00%        1.55%
--------------------------------------------------------------------------------------------------------
 PREMIER VIT:
--------------------------------------------------------------------------------------------------------
OpCap Renaissance**                                    --            1.17%        (0.03)%       1.14%
--------------------------------------------------------------------------------------------------------
 THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
--------------------------------------------------------------------------------------------------------
U.S. Real Estate -- Class I(6)                         --            1.02%         0.00%        1.02%
--------------------------------------------------------------------------------------------------------
 FIDELITY VARIABLE INSURANCE PRODUCTS:
--------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager: Growth                     --            1.05%         0.00%        1.05%
--------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund                                --            0.93%         0.00%        0.93%
--------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income                             --            0.83%         0.00%        0.83%
--------------------------------------------------------------------------------------------------------
Fidelity VIP Growth & Income                           --            0.85%         0.00%        0.85%
--------------------------------------------------------------------------------------------------------
Fidelity VIP High Income                               --            0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond                     --            0.81%         0.00%        0.81%
--------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap                                   --            0.96%         0.00%        0.96%
--------------------------------------------------------------------------------------------------------
Fidelity VIP Value                                     --            2.26%         0.00%        2.26%
--------------------------------------------------------------------------------------------------------
Fidelity VIP Value Strategies                          --            0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------




* This is the investment option's new name effective on or about May 9. 2005, subject to regulatory approval. Please see "Portfolios of the Trusts" in "About the Portfolios of the Trusts" later in this Prospectus for the investment option's former name.

**  Formerly named "PIMCO Advisors VIT PEA Renaissance."

(1) Total Annual Expenses are based, in part, on estimated expense amounts for options added during the fiscal year 2004 and for the underlying portfolios.

(2) The management fees shown for the Trusts reflect revised management fees, effective May 1, 2005, which were approved by shareholders. The management fees for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 fee will not be increased for the life of the contract. A "-" indicates that there is no Rule 12b-1 Plan in place for the Portfolio shown.

(4) Other expenses shown are those incurred in 2004. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses.

(5) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "-" indicates that there is no expense limitation in effect, "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of the AXA Premier VIP Trust and the EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective



7 Risk/benefit summary: Charges and expenses you will pay through April 30, 2006. Under these Agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits such Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. Morgan Stanley Investment Management Inc., which does business in certain instances as "Van Kampen," is the manager of The Universal Institutional Funds, Inc.--U.S. Real Estate Portfolio--Class I and has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses of the Portfolio (exclusive of investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed) are not more than specified amounts. Van Kampen reserves the right to terminate any waiver and/or reimbursement at any time without notice. OpCap Advisors LLC is the Investment Adviser of the Premier VIT--OpCap Renaissance Portfolio, and has contractually agreed to waive any amounts payable to the Investment Adviser and reimburse the Portfolio so that the total operating expenses of the Portfolio (net of any expense offsets) do not exceed specified amounts. Fidelity Management & Research Company, the manager of Fidelity VIP Value and Fidelity VIP Value Strategies, has voluntarily agreed to reimburse expenses in excess of specified amounts. See the prospectuses for each applicable underlying Trust for more information about the arrangements. The Fidelity Variable Insurance Product Portfolios also use a portion of their custody fees to reduce each Portfolio's expenses. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:

---------------------------------------------------
                   Portfolio Name
---------------------------------------------------
   AXA Premier VIP Health Care             1.56%
---------------------------------------------------
   AXA Premier VIP Small/Mid Cap Value     1.29%
---------------------------------------------------
   AXA Premier VIP Technology              1.50%
---------------------------------------------------
   EQ/Alliance Common Stock                0.43%
---------------------------------------------------
   EQ/Alliance Growth and Income           0.55%
---------------------------------------------------
   EQ/Alliance International               0.83%
---------------------------------------------------
   EQ/Alliance Large Cap Growth            0.79%
---------------------------------------------------
   EQ/Alliance Small Cap Growth            0.73%
---------------------------------------------------
   EQ/Capital Guardian Research            0.65%
---------------------------------------------------
   EQ/Capital Guardian U.S. Equity         0.68%
---------------------------------------------------
   EQ/Evergreen Omega                      0.32%
---------------------------------------------------
   EQ/FI Mid Cap                           0.71%
---------------------------------------------------
   EQ/FI Small/Mid Cap Value               0.80%
---------------------------------------------------
   EQ/JP Morgan Value Opportunities        0.51%
---------------------------------------------------
   EQ/Marsico Focus                        0.87%
---------------------------------------------------
   EQ/Mercury Basic Value Equity           0.61%
---------------------------------------------------
   EQ/Mercury International Value          0.93%
---------------------------------------------------
   EQ/MFS Emerging Growth Companies        0.66%
---------------------------------------------------
   EQ/MFS Investors Trust                  0.66%
---------------------------------------------------
   EQ/Van Kampen Emerging Markets Equity   1.50%
---------------------------------------------------
   Fidelity VIP Asset Manager: Growth      1.04%
---------------------------------------------------
   Fidelity VIP Contrafund                 0.91%
---------------------------------------------------
   Fidelity VIP Equity-Income              0.82%
---------------------------------------------------
   Fidelity VIP Mid Cap                    0.93%
---------------------------------------------------
   Fidelity VIP Value                      2.21%
---------------------------------------------------
   Fidelity VIP Value Strategies           0.95%
---------------------------------------------------



(6) Expense information has been restated to reflect current fees in effect as of November 1, 2004.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS


In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" later in this prospectus), or change our other current charges (in no event will they exceed the maximum charges guaranteed in your policy).


Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then in-force policies, as well as to new policies.



                       Risk/benefit summary: Charges and expenses you will pay 8

3. Who is AXA Equitable?


--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation (previously, The Equitable Life Assurance Society of the United States). We have been doing business since 1859. AXA Equitable is an indirect, wholly owned subsidiary of AXA Financial, Inc., the holding company. AXA, a French holding company for an international group of insurance and related financial services companies, is the sole shareholder of AXA Financial, Inc. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $598 billion in assets as of December 31, 2004. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.



HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and EQAccess requests" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus.


--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------

At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047

--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)

--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Customer service representatives available weekdays 8 AM to 7 PM, Eastern Time:
1-888-855-5100.

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 BY E-MAIL:
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life-service@axa-equitable.com

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 BY FACSIMILE (FAX):
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1-704-540-9714

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 BY INTERNET:
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If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. Our Websites provide access to account information and customer service. After enrolling and setting up a password, you can view account details, perform certain transactions, print customer service forms and find answers to Frequently Asked Questions (FAQs).

                      ----------------------------------

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for dollar cost averaging (our automatic transfer service);

(2) authorization for telephone transfers by a person who is not both the insured person and the owner;

(3) request for asset rebalancing; and


(4) designation of new policy owner(s) and beneficiaries.


OTHER REQUESTS. We also have specific forms that we recommend you use for the following:


(a) policy surrenders;

(b) transfers among investment options; and

(c) changes in allocation percentages for premiums and deductions.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone, (2) over the Internet, through EQAccess, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and EQAccess requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different),


9  Who is AXA Equitable?

your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.



ABOUT OUR SEPARATE ACCOUNT FP


Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP.


Each subaccount (variable investment option) of Separate Account FP available under IL COLI(SM) '04 invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.


The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES


Voting of Portfolio shares. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.


Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

Voting as policyowner. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of IL COLI(SM) '04 and other policies that Separate Account FP supports.


                                                       Who is AXA Equitable?  10

4. About the Portfolios of the Trusts

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You should note that some Portfolios have objectives and strategies that are substantially similar to those of certain trusts that are purchased directly rather than under a variable insurance product such as the IL COLI(SM) '04 policy. These Portfolios may even have the same investment managers and/or advisers and/or a similar name. However, there are numerous factors that can contribute to differences in performance between two investments, particularly over short periods of time. Such factors include the timing of stock purchases and sales; differences in trust cash flows; and specific strategies employed by the Portfolio manager.

AXA Equitable serves as the investment manager of the Portfolios of the EQ Advisors Trust and the AXA Premier VIP Trust. The advisers for these Portfolios, listed in the chart below, are those who make the investment decisions for each Portfolio. The chart also indicates the investment manager for each of the other Portfolios.




Portfolios of the Trusts

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 AXA PREMIER VIP TRUST
 Portfolio Name               Objective                                                   Adviser(s)
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AXA PREMIER VIP CORE BOND     Seeks a balance of high current income and capital          o BlackRock Advisors, Inc.
                              appreciation, consistent with a prudent level of risk.      o Pacific Investment Management Company
                                                                                            LLC
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AXA PREMIER VIP HEALTH CARE   Seeks long-term growth of capital.                          o A I M Capital Management, Inc.
                                                                                          o RCM Capital Management LLC
                                                                                          o Wellington Management Company, LLP
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AXA PREMIER VIP HIGH YIELD    Seeks high total return through a combination of current    o Alliance Capital Management L.P.
                              income and capital appreciation.                            o Pacific Investment Management Company
                                                                                            LLC
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AXA PREMIER VIP SMALL/MID     Seeks long-term growth of capital.                          o AXA Rosenberg Investment Management LLC
 CAP VALUE                                                                                o TCW Investment Management Company
                                                                                          o Wellington Management Company, LLP
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AXA PREMIER VIP TECHNOLOGY    Seeks long-term growth of capital.                          o Firsthand Capital Management, Inc.
                                                                                          o RCM Capital Management LLC
                                                                                          o Wellington Management Company, LLP
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 EQ ADVISORS TRUST
 Portfolio Name*              Objective                                                   Adviser(s)
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EQ/ALLIANCE COMMON STOCK      Seeks to achieve long-term growth of capital.               o Alliance Capital Management L.P.
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EQ/ALLIANCE GROWTH AND        Seeks to provide a high total return.                       o Alliance Capital Management L.P.
 INCOME
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE      Seeks to achieve high current income consistent with        o Alliance Capital Management L.P.
 GOVERNMENT SECURITIES        relative stability of principal.
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ALLIANCE INTERNATIONAL        Seeks to achieve long-term growth of capital.               o Alliance Capital Management L.P.
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EQ/ALLIANCE LARGE CAP         Seeks to achieve long-term growth of capital.               o Alliance Capital Management L.P.
 GROWTH(1)
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EQ/ALLIANCE QUALITY BOND      Seeks to achieve high current income consistent with        o Alliance Capital Management L.P.
                              moderate risk to capital.
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EQ/ALLIANCE SMALL CAP         Seeks to achieve long-term growth of capital.               o Alliance Capital Management L.P.
 GROWTH
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11 About the Portfolios of the Trusts


Portfolios of the Trusts (continued)

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EQ ADVISORS TRUST
Portfolio Name*                  Objective                                                Adviser(s)
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EQ/BERNSTEIN DIVERSIFIED VALUE   Seeks capital appreciation.                              o Alliance Capital Management L.P.,
                                                                                            through its Bernstein Investment
                                                                                            Research and Management Unit
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EQ/CAPITAL GUARDIAN              Seeks to achieve long-term growth of capital.            o Capital Guardian Trust Company
 RESEARCH
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EQ/CAPITAL GUARDIAN U.S.         Seeks to achieve long-term growth of capital.            o Capital Guardian Trust Company
 EQUITY
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EQ/EQUITY 500 INDEX              Seeks a total return before expenses that approximates   o Alliance Capital Management L.P.
                                 the total return performance of the S&P 500 Index,
                                 including reinvestment of dividends, at a risk level
                                 consistent with that of the S&P 500 Index.
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EQ/EVERGREEN OMEGA               Seeks long-term capital growth.                          o Evergreen Investment Management
                                                                                            Company, LLC
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EQ/FI MID CAP                    Seeks long-term growth of capital.                       o Fidelity Management & Research Company
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EQ/FI SMALL/MID CAP VALUE        Seeks long-term capital appreciation.                    o Fidelity Management & Research Company
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EQ/JANUS LARGE CAP GROWTH        Seeks long-term growth of capital.                       o Janus Capital Management LLC
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EQ/JP MORGAN VALUE               Seeks long-term capital appreciation.                    o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
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EQ/MARSICO FOCUS                 Seeks long-term growth of capital.                       o Marsico Capital Management, LLC
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EQ/MERCURY BASIC VALUE           Seeks capital appreciation and secondarily, income.      o Mercury Advisors
 EQUITY
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EQ/MERCURY INTERNATIONAL         Seeks capital appreciation.                              o Merrill Lynch Investment Managers
 VALUE                                                                                      international Limited
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EQ/MFS EMERGING GROWTH           Seeks to provide long-term capital growth.               o MFS Investment Management
 COMPANIES
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EQ/MFS INVESTORS TRUST           Seeks long-term growth of capital with secondary         o MFS Investment Management
                                 objective to seek reasonable current income.
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EQ/MONEY MARKET                  Seeks to obtain a high level of current income,          o Alliance Capital Management L.P.
                                 preserve its assets and maintain liquidity.
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EQ/VAN KAMPEN EMERGING           Seeks long-term capital appreciation.                    o Morgan Stanley Investment Management
 MARKETS EQUITY(2)                                                                          Inc.
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                                           About the Portfolios of the Trusts 12


Portfolios of the Trusts (continued)

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 FIDELITY VARIABLE INSURANCE
 PRODUCTS-SERVICE CLASS 2(+)
 Portfolio Name                 Objective                                                 Adviser(s)
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FIDELITY VIP CONTRAFUND(R)      Seeks long-term capital appreciation.                     o Fidelity Management & Research Company
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FIDELITY VIP EQUITY-INCOME      Seeks reasonable income. The fund will also               o Fidelity Management & Research Company
                                consider the potential for capital appreciation.
                                The Fund's goal is to achieve a yield that
                                exceeds the composite yield on the securities
                                comprising the Standard & Poors 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP            Seeks long-term growth of capital.                        o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME    Seeks high total return through a combination of          o Fidelity Management & Research Company
                                current income and capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER:     Seeks to maximize total return by allocating its          o Fidelity Management & Research Company
 GROWTH(R)                      assets among stocks, bonds, short-term
                                instruments and other investments.
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FIDELITY VIP INVESTMENT GRADE   Seeks a high level of current income as is                o Fidelity Management & Research Company
 BOND                           consistent with the preservation of capital.
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FIDELITY VIP VALUE              Seeks capital appreciation.                               o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES   Seeks capital appreciation.                               o Fidelity Management & Research Company
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME        Seeks high level of current income, while also            o Fidelity Management & Research Company
                                considering growth of capital.
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 PREMIER VIT
 Portfolio Name                 Objective                                                 Investment Manager
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OPCAP RENAISSANCE               Seeks long-term capital appreciation and income.          o OpCap Advisors LLC
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 THE UNIVERSAL INSTITUTIONAL
 FUNDS, INC.
 Portfolio Name                 Objective                                                 Investment Manager
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U.S. REAL ESTATE -- Class I     Seeks to provide above average current income             o Van Kampen (is the name under which
                                and long- term capital appreciation by investing            Morgan Stanley Investment Management
                                primarily in equity securities of companies in              Inc. does business in certain
                                the U.S. real estate industry, including real               situations.)
                                estate investment trusts.
------------------------------------------------------------------------------------------------------------------------------------



(+) "Service Class 2" and "Class 1" Shares are defined in the current applicable underlying Trust prospectus.

* This portfolio information reflects the portfolio's name change effective on or about May 9, 2005, subject to regulatory approval. The chart below reflects the portfolio name in effect until, on or about May 9, 2005. The number in the "FN" column corresponds with the number contained in the table above.




     ----------------------------------------------
     FN       Portfolio Name until May 9, 2005
     ----------------------------------------------
     (1)      EQ/Alliance Premier Growth
     (2)      EQ/Emerging Markets Equity
     ----------------------------------------------



**   Formerly named "PIMCO Advisors VIT PEA Renaissance."

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 888-855-5100.



13 About the Portfolios of the Trusts

5. Determining your policy's value

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YOUR ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value, or policy account value, is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option other than in (iii), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in "Risk/ benefit summary: Charges and expenses you will pay," earlier in this prospectus.


Your "net policy account value" is your policy account value minus any outstanding loans and unpaid loan interest and minus any amount of your account value that is restricted as a result of previously distributed "living benefits."


Your "cash surrender value" is your policy account value plus the enhanced cash value benefit.


Your "net cash surrender value" is your net policy account value plus the enhanced cash value benefit.


--------------------------------------------------------------------------------
Your account value will be credited with the same returns as are achieved by the Portfolios or guaranteed interest option that you select, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The account value that you have allocated to any variable investment option is invested in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of your units will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 3% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.


                                             Determining your policy's value  14

6. Transferring your money among our investment options

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TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500.


--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any year is the greater of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to these services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (see "Disruptive transfer activity" in "More information about other matters.")


HOW TO MAKE TRANSFERS


EQACCESS TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our Website and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transfers described below also apply to online transfers.


TELEPHONE TRANSFERS. You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling the number under "By toll-free phone" in "How to reach us" earlier in this prospectus from a touch tone phone; or

o whether or not you are both the insured person and owner, by sending us a signed telephone transfer authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.


For more information see "Telephone and EQAccess requests" later in this prospectus. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.



OUR DOLLAR COST AVERAGING SERVICE

We offer a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the dollar cost averaging service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the dollar cost averaging service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable investment options to receive the automatic transfers but each transfer to each option must be at least $50. Note: Transfers made using our dollar cost averaging service do not count toward the twelve free transfers you may otherwise make each year.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the dollar cost averaging service at any time. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service.


We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.



OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options and the sum of the percentages must


15 Transferring your money among our investment options equal 100%. You may not simultaneously participate in the asset rebalancing service and the dollar cost averaging service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.


We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service.



                        Transferring your money among our investment options  16

7. Accessing your money

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of your net policy account value. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" below. Each new loan you request must be at least $500.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o  you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute any reduction in cost of insurance charges (described under "Monthly cost of insurance charge" later in this prospectus); and

o  the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3.75% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. The annual interest rate we credit on your loan collateral will never be less than 3%. We guarantee that the differential between the interest we charge and the annual interest rate we credit will not exceed 0.75% (except if tax law changes increase the taxes we pay on policy loans or loan interest).

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loans are fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net policy account value (defined earlier in this Prospectus) at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.


--------------------------------------------------------------------------------
You can withdraw all or part of your net policy account value, although you may incur tax consequences by doing so.

--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.


17  Accessing your money

If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the applicable alternative death benefit (discussed earlier in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY

You can surrender (give us back) your policy for its "net cash surrender value" at any time (other than a surrender that is made to exchange the IL COLI '04 policy for another life insurance policy or annuity contract as described in the next sentence). If you surrender your policy in connection with an exchange for another life insurance policy or annuity contract on the insured person including (but not limited to) any transaction qualifying for income tax free exchange treatment under Section 1035 of the Code or any similar or successor provision thereof, you will receive the net policy account value.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT


Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (minus any outstanding loans and unpaid loan interest), if the insured person has a terminal illness (as defined in the rider).


We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net policy account value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.


The receipt of a living benefits payment may not qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.


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You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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8. Tax information

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This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. For example, income tax consequences for corporate taxpayers may differ as a result of the impact of corporate alternative minimum tax provisions under which a portion of policy gains or death benefits can increase a corporation's alternative minimum tax calculation. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY


An IL COLI(SM) '04 policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section
7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:


o the death benefit received by the beneficiary under your policy will generally not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus.


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the cash surrender value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.


In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance if you have elected the guideline premium test. In addition, if you have elected the guideline premium test, changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) may impact the maximum amount of premiums that can be paid as well as the maximum amount of cash surrender value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, under either test, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" later in this prospectus.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) Dur-


19  Tax information
ing the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your cash surrender value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. In addition, if a policy terminates after a grace period, the extinguishment of any then-outstanding policy loan and unpaid loan interest will be treated as a distribution and could be subject to tax under the foregoing rules. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your cash surrender value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)



For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.


A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If your policy terminates after a grace period, the extinguishment of any then outstanding policy loan and unpaid loan interest will be treated as a distribution (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average cash surrender value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible pending legislative proposals which might further restrict available exceptions to this limit on interest deductions or make other tax law changes with respect to such coverage.


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REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $1.5 million in 2005 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions and certain gifts of $11,000 for 2005 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g., $1.12 million for 2003). Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to prior law in years 2011 and thereafter.


The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

If this policy is being purchased pursuant to a split-dollar arrangement you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.



SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Among other issues, these policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit. In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. Further guidance is anticipated and may have been issued by the date you purchase the IL COLI '04 policy. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of recent amendments to the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.



ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable


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life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account or allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation-skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION


The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.


FUTURE (2009 OR LATER) UNDERWRITTEN INCREASES IN BENEFITS OR COVERAGE OR ADDITION OF RIDERS

In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to contracts issued prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes which are pursuant to the terms of the contract, including addition or removal of a rider and an increase or decrease in death benefit, if the change is not underwritten. As a result, absent further guidance, it is not clear whether 2009 or later increases of benefits or coverage or additions of riders or increases in rider benefits, which are subject to underwriting, would cause your contract to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates. If we determine that the federal tax rules may require this result, we intend to refuse such 2009 or later increases or additions, which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. We hope to have additional guidance from the IRS before 2009 at which time such rules could apply. However, there can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any taxable income or gain the assets generate.

The IRS has provided some guidance on this question of investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest account values and/or the ability to make frequent transfers under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.


We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.



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9. More Information about policy features and benefits

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VARIATIONS AMONG IL COLI(SM) '04 POLICIES


Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


AXA Equitable also may vary or waive the charges and other terms of IL COLI(SM) '04 where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with IL COLI(SM) '04. We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS


BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.


PAYMENT OPTIONS FOR NET DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any net death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. A payment option selected by the policy's owner cannot be changed by the beneficiary after the insured person dies. The terms and conditions of each option are set out in a separate contract that we will send to the payee when a payment option goes into effect. AXA Equitable or your financial professional can provide you with samples of such contracts on request.


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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any net death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "AXA Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the AXA Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the net death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for net death benefit payments under "When we pay policy proceeds," later in this prospectus. Your financial professional will take reasonable steps to arrange for prompt delivery to the beneficiary.


PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the net policy account value. In some states, we will not adjust the premiums paid to reflect investment performance.

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states or situations, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


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10. More information about certain policy charges

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DEDUCTING POLICY CHARGES


PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The sales charge, for example, is designed primarily to defray sales expenses we incur that are based on premium payments; the administrative charge is designed primarily to defray administrative expenses in connection with issuing and administering the policies, the mortality and expense risk charge is designed primarily to defray expenses that we will incur if certain of our assumptions with respect to the mortality of insureds under the policies (as a group) and expenses we incur in issuing and administering the policies are underestimated relative to the guaranteed maximum charges; and the transfer charge is designed primarily to defray our costs in processing transfer requests from owners.

CHARGE FOR APPLICABLE TAXES. This charge is designed to approximate certain taxes imposed upon us, such as premium taxes in your state. This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

MONTHLY COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the specifics of your policy and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then policy account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time.

The guaranteed maximum cost of insurance rates are based on 1980 Commissioner's Standard Ordinary Mortality Tables, which vary based upon which tax qualification test you choose. Therefore, your choice of life insurance qualification test may depend on certain characteristics of members of the group, such as sex and tobacco use status since these characteristics impact the guaranteed maximum cost of insurance rates. You should discuss your choice of life insurance qualification test and its affect on the mortality tables used in connection with the cost of insurance charges under your policy with your financial professional before purchasing the policy.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

You may ask us to review the tobacco habits of any insured person in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application and may include criteria other than tobacco use status, as well as a definition of tobacco user different from that applicable at the time this policy was issued.

The change to non-tobacco user rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Reduced cost of insurance rates may apply to certain policies issued for groups that satisfy our requirements which may include requirements regarding the number and policy account values of in-force policies, as well as the number and face amount of prospective policies to be issued and the first year premium for those policies.


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DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.


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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.



DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Business day is every day that the New York Stock Exchange is open for regular trading. A business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o   withdrawals

o   tax withholding elections

o   face amount decreases that result from a withdrawal

o   changes of allocation percentages for premium payments or monthly deductions

o   surrenders

o   changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option


o   changes in form of death benefit payment

o   loans

o   transfers among variable investment options

o   assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o   decreases in face amount

o   changes of insured person

o   changes in death benefit option

o   restoration of lapsed policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service (automatic transfer service) occur as of the first day of each policy month. If you request the dollar cost averaging service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. There is no charge associated with this service.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested. There is no charge associated with this service.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different


                 More information about procedures that apply to your policy 26 basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy and receive your minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.


We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.


INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our EQ/Money Market option (prior to the Allocation Date). Generally, this is the register date. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.


COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your financial professional on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and
(2) the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS


CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.



ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments, which provide new guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.


Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics.


Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.


27  More information about procedures that apply to your policy

REQUIREMENTS FOR SURRENDER REQUESTS


Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.


Finally, in order for your surrender request to be complete, you must return your policy to us.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of IL COLI(SM) '04 in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.


There will be no distinctions based on sex in the cost of insurance rates for IL COLI(SM) '04 policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender-specific IL COLI(SM) '04 policy.



                 More information about procedures that apply to your policy  28

12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT


Our general account assets support all of our obligations, (including those under the IL COLI(SM) '04 policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death. Similarly, the asset rebalancing program will terminate if either (2) or (3) occurs.


DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

The AXA Premier VIP Trust and EQ Advisors Trust (the "affiliated trusts") have adopted policies and procedures designed to discourage disruptive transfers by policy owners investing in the portfolios of the affiliated trusts. The affiliated trusts discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. As a general matter, the affiliated trusts reserve the right to refuse or limit any purchase or exchange order by a particular investor (or group of related investors) if the transaction is deemed harmful to the portfolio's other investors or would disrupt the management of the portfolio. The affiliated trusts monitor aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. When a policy owner is identified as having engaged in a potentially disruptive transfer for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive trans-



29 More information about other matters fer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or the affiliated trusts may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

We may also offer investment options with underlying portfolios that are not part of the AXA Premier VIP Trust or EQ Advisors Trust (the "unaffiliated trusts"). Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity, which may be different than those applied by the affiliated trusts. In most cases, the unaffiliated trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectus for the underlying trust for information regarding the policies and procedures, if any, employed by that trust and any associated risks of investing in that trust. If an unaffiliated trust advises us that there may be disruptive transfer activity from our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. If the underlying trust determines that the trading activity of a particular policy owner is disruptive, we will take action to limit the disruptive trading activity of that policy owner as discussed above.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans on whose behalf we provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/ participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.



TELEPHONE AND EQACCESS REQUESTS

If you are a properly authorized person, you may make transfers between investment options by telephone or over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured, or through EQAccess if you are the individual owner:

o   changes of premium allocation percentages

o   changes of address


o   enroll in electronic delivery of policy statements through EQAccess


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Website. For clients of AXA Advisors, please use www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or facsimile transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of net death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any net death benefit (and certain rider benefits), as described in the policy (or rider).


                                        More information about other matters  30

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any net death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any net death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to IL COLI(SM) '04 from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any cash surrender value, net policy account value, death benefit, account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value, net cash surrender value, policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.



DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors (the successor to EQ Financial Consultants, Inc.), an affiliate of AXA Equitable, and AXA Distributors, an indirect wholly owned subsidiary of AXA Equitable, are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD"). Their principal business address is 1290



31  More information about other matters

Avenue of the Americas, New York, NY 10104. Both broker-dealers also act as distributors for other AXA Equitable life and annuity products. AXA Distributors is a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"). Like AXA Distributors, EDI was owned by Equitable Holdings, LLC.

The policies are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of policies. See the Statement of Additional Information ("SAI") for more information on the distribution of the policies.



LEGAL PROCEEDINGS


AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


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* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.


                                        More information about other matters  32

13. Financial statements of Separate Account FP and AXA Equitable


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The financial statements of Separate Account FP as of December 31, 2004 and for each of the two years in the period ended December 31, 2004 and the financial statements of AXA Equitable as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are in a Statement of Additional Information ("SAI") pertaining to the policies and have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of such firm as experts in accounting and auditing. The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-888-855-5100 and requesting to speak with a customer service representative.



33  Financial statements of Separate Account FP and AXA Equitable

14.  Personalized illustrations

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ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, life insurance qualification test, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. No illustration will ever show you the actual values available under your policy at any given point in time. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2004 (or expected to be incurred in 2005, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses a simple average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2004). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.


You can request an arithmetic illustration as well any of the other illustrations described above. Appendix I to the prospectus contains an arithmetic hypothetical illustration.



                                                  Personalized illustrations  34

Appendix I: Hypothetical illustrations


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 ILLUSTRATION OF NET DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in net death benefit, account value and net cash surrender value (which assumes that your surrender would qualify for the enhanced cash value benefit) of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule, life insurance qualification test, and face amount under death benefit option A and death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for an insured person who is a 45-year-old guaranteed issue risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. You should consider that many forecasters are calling for somewhat lower returns in the years ahead. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%.

After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the net annual rates of return that correspond to the three gross rates mentioned above would be (0.89%), 5.06% and 11.01%. These net annual rates of return do not reflect the mortality and expense risk charge or the other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for all charges deducted by AXA Equitable will apply in each year illustrated. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no loans or withdrawals are made, (ii) no decreases in coverage are requested and (iii) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.66%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.23%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations," earlier in this prospectus.


I-1 Appendix I: Hypothetical illustrations

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING CURRENT CHARGES

USING THE CASH VALUE ACCUMULATION TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $   10,290     $ 700,000    $  700,000    $   700,000
     2      $   21,095     $ 700,000    $  700,000    $   700,000
     3      $   32,439     $ 700,000    $  700,000    $   700,000
     4      $   44,351     $ 700,000    $  700,000    $   700,000
     5      $   56,859     $ 700,000    $  700,000    $   700,000
     6      $   69,992     $ 700,000    $  700,000    $   700,000
     7      $   83,781     $ 700,000    $  700,000    $   700,000
     8      $   98,260     $ 700,000    $  700,000    $   700,000
     9      $  113,463     $ 700,000    $  700,000    $   700,000
    10      $  129,427     $ 700,000    $  700,000    $   700,000
    15      $  222,043     $ 700,000    $  700,000    $   700,000
    20      $  340,249     $ 700,000    $  700,000    $   841,548
    25      $  491,112     $ 700,000    $  700,000    $ 1,314,940
    30      $  683,656     $ 700,000    $  700,000    $ 2,008,934
    35      $  929,396     $ 700,000    $  762,112    $ 3,059,472
    40      $1,243,030     $ 700,000    $  929,111    $ 4,654,601
    45      $1,643,315            **    $1,125,887    $ 7,105,876
    50      $2,154,191            **    $1,345,821    $10,782,200
    55      $2,806,213            **    $1,600,998    $16,385,076



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross    6% Gross      12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $   7,756    $    8,250    $     8,745    $   8,814    $    9,308    $     9,803
     2     $  15,123    $   16,584    $    18,104    $  16,817    $   18,277    $    19,798
     3     $  22,068    $   24,965    $    28,101    $  23,973    $   26,870    $    30,006
     4     $  28,641    $   33,443    $    38,853    $  30,335    $   35,136    $    40,547
     5     $  35,408    $   42,618    $    51,071    $  36,784    $   43,994    $    52,447
     6     $  42,015    $   52,162    $    64,543    $  42,932    $   53,079    $    65,461
     7     $  48,542    $   62,160    $    79,459    $  49,001    $   62,619    $    79,918
     8     $  54,971    $   72,615    $    95,955    $  54,971    $   72,615    $    95,955
     9     $  61,360    $   83,607    $   114,258    $  61,360    $   83,607    $   114,258
    10     $  67,742    $   95,191    $   134,592    $  67,742    $   95,191    $   134,592
    15     $  95,641    $  158,981    $   271,183    $  95,641    $  158,981    $   271,183
    20     $ 118,089    $  236,057    $   495,962    $ 118,089    $  236,057    $   495,962
    25     $ 134,067    $  332,481    $   865,946    $ 134,067    $  332,481    $   865,946
    30     $ 135,750    $  449,941    $ 1,458,179    $ 135,750    $  449,941    $ 1,458,179
    35     $ 116,001    $  598,533    $ 2,402,789    $ 116,001    $  598,533    $ 2,402,789
    40     $  55,636    $  778,215    $ 3,898,652    $  55,636    $  778,215    $ 3,898,652
    45            **    $  990,226    $ 6,249,671           **    $  990,226    $ 6,249,671
    50            **    $1,239,246    $ 9,928,361           **    $1,239,246    $ 9,928,361
    55            **    $1,562,864    $15,994,803           **    $1,562,864    $15,994,803


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-2

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING CURRENT CHARGES

USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $   10,290     $ 700,000    $  700,000    $   700,000
     2      $   21,095     $ 700,000    $  700,000    $   700,000
     3      $   32,439     $ 700,000    $  700,000    $   700,000
     4      $   44,351     $ 700,000    $  700,000    $   700,000
     5      $   56,859     $ 700,000    $  700,000    $   700,000
     6      $   69,992     $ 700,000    $  700,000    $   700,000
     7      $   83,781     $ 700,000    $  700,000    $   700,000
     8      $   98,260     $ 700,000    $  700,000    $   700,000
     9      $  113,463     $ 700,000    $  700,000    $   700,000
    10      $  129,427     $ 700,000    $  700,000    $   700,000
    15      $  222,043     $ 700,000    $  700,000    $   700,000
    20      $  340,249     $ 700,000    $  700,000    $   700,000
    25      $  491,112     $ 700,000    $  700,000    $ 1,021,187
    30      $  683,656     $ 700,000    $  700,000    $ 1,618,043
    35      $  929,396     $ 700,000    $  700,000    $ 2,683,969
    40      $1,243,030     $ 700,000    $  840,272    $ 4,476,178
    45      $1,643,315            **    $1,098,578    $ 7,380,709
    50      $2,154,191            **    $1,406,172    $12,015,501
    55      $2,806,213            **    $1,721,903    $18,835,907



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $   7,756    $    8,250    $     8,745    $   8,814    $    9,308    $     9,803
     2     $  15,123    $   16,584    $    18,104    $  16,817    $   18,277    $    19,798
     3     $  22,068    $   24,965    $    28,101    $  23,973    $   26,870    $    30,006
     4     $  28,641    $   33,443    $    38,853    $  30,335    $   35,136    $    40,547
     5     $  35,408    $   42,618    $    51,071    $  36,784    $   43,994    $    52,447
     6     $  42,015    $   52,162    $    64,543    $  42,932    $   53,079    $    65,461
     7     $  48,542    $   62,160    $    79,459    $  49,001    $   62,619    $    79,918
     8     $  54,971    $   72,615    $    95,955    $  54,971    $   72,615    $    95,955
     9     $  61,360    $   83,607    $   114,258    $  61,360    $   83,607    $   114,258
    10     $  67,742    $   95,191    $   134,592    $  67,742    $   95,191    $   134,592
    15     $  95,641    $  158,981    $   271,183    $  95,641    $  158,981    $   271,183
    20     $ 118,089    $  236,057    $   496,805    $ 118,089    $  236,057    $   496,805
    25     $ 134,067    $  332,481    $   880,334    $ 134,067    $  332,481    $   880,334
    30     $ 135,750    $  449,941    $ 1,512,189    $ 135,750    $  449,941    $ 1,512,189
    35     $ 116,001    $  600,108    $ 2,556,161    $ 116,001    $  600,108    $ 2,556,161
    40     $  55,636    $  800,259    $ 4,263,027    $  55,636    $  800,259    $ 4,263,027
    45            **    $1,046,265    $ 7,029,247           **    $1,046,265    $ 7,029,247
    50            **    $1,339,211    $11,443,335           **    $1,339,211    $11,443,335
    55            **    $1,704,855    $18,649,412           **    $1,704,855    $18,649,412


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-3 Appendix I: Hypothetical illustrations

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING GUARANTEED CHARGES

USING THE CASH VALUE ACCUMULATION TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $   10,290     $ 700,000     $ 700,000    $  700,000
     2      $   21,095     $ 700,000     $ 700,000    $  700,000
     3      $   32,439     $ 700,000     $ 700,000    $  700,000
     4      $   44,351     $ 700,000     $ 700,000    $  700,000
     5      $   56,859     $ 700,000     $ 700,000    $  700,000
     6      $   69,992     $ 700,000     $ 700,000    $  700,000
     7      $   83,781     $ 700,000     $ 700,000    $  700,000
     8      $   98,260     $ 700,000     $ 700,000    $  700,000
     9      $  113,463     $ 700,000     $ 700,000    $  700,000
    10      $  129,427     $ 700,000     $ 700,000    $  700,000
    15      $  222,043     $ 700,000     $ 700,000    $  700,000
    20      $  340,249     $ 700,000     $ 700,000    $  700,000
    25      $  491,112            **     $ 700,000    $  700,000
    30      $  683,656            **            **    $  977,211
    35      $  929,396            **            **    $1,386,692
    40      $1,243,030            **            **    $1,930,454
    45      $1,643,315            **            **    $2,656,613
    50      $2,154,191            **            **    $3,637,917
    55      $2,806,213            **            **    $4,934,992



                      Account Value                     Net Cash Surrender Value
         --------------------------------------- ---------------------------------------
               Assuming Hypothetical Gross             Assuming Hypothetical Gross
              Annual Investment Return of:            Annual Investment Return of:
 End of  --------------------------------------- ---------------------------------------
 Policy
  Year     0% Gross     6% Gross     12% Gross     0% Gross     6% Gross     12% Gross
-------- ------------ ------------ ------------- ------------ ------------ -------------
     1     $  5,512     $  5,935    $    6,359     $  6,571     $  6,993    $    7,417
     2     $ 10,687     $ 11,869    $   13,104     $ 12,380     $ 13,562    $   14,798
     3     $ 15,519     $ 17,793    $   20,268     $ 17,424     $ 19,698    $   22,173
     4     $ 20,003     $ 23,697    $   27,886     $ 21,696     $ 25,391    $   29,580
     5     $ 24,695     $ 30,168    $   36,628     $ 26,070     $ 31,543    $   38,004
     6     $ 29,067     $ 36,691    $   46,064     $ 29,984     $ 37,608    $   46,981
     7     $ 33,007     $ 43,143    $   56,129     $ 33,466     $ 43,602    $   56,588
     8     $ 36,479     $ 49,480    $   66,858     $ 36,479     $ 49,480    $   66,858
     9     $ 39,424     $ 55,640    $   78,272     $ 39,424     $ 55,640    $   78,272
    10     $ 41,787     $ 61,557    $   90,403     $ 41,787     $ 61,557    $   90,403
    15     $ 43,643     $ 85,893    $  164,424     $ 43,643     $ 85,893    $  164,424
    20     $ 22,721     $ 93,971    $  270,523     $ 22,721     $ 93,971    $  270,523
    25           **     $ 65,450    $  439,378           **     $ 65,450    $  439,378
    30           **           **    $  709,306           **           **    $  709,306
    35           **           **    $1,089,054           **           **    $1,089,054
    40           **           **    $1,616,931           **           **    $1,616,931
    45           **           **    $2,336,511           **           **    $2,336,511
    50           **           **    $3,349,831           **           **    $3,349,831
    55           **           **    $4,817,446           **           **    $4,817,446


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-4

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING GUARANTEED CHARGES

USING THE GUIDELINE PREMIUM TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $   10,290     $ 700,000     $ 700,000    $   700,000
     2      $   21,095     $ 700,000     $ 700,000    $   700,000
     3      $   32,439     $ 700,000     $ 700,000    $   700,000
     4      $   44,351     $ 700,000     $ 700,000    $   700,000
     5      $   56,859     $ 700,000     $ 700,000    $   700,000
     6      $   69,992     $ 700,000     $ 700,000    $   700,000
     7      $   83,781     $ 700,000     $ 700,000    $   700,000
     8      $   98,260     $ 700,000     $ 700,000    $   700,000
     9      $  113,463     $ 700,000     $ 700,000    $   700,000
    10      $  129,427     $ 700,000     $ 700,000    $   700,000
    15      $  222,043     $ 700,000     $ 700,000    $   700,000
    20      $  340,249     $ 700,000     $ 700,000    $   700,000
    25      $  491,112     $ 700,000     $ 700,000    $   744,925
    30      $  683,656            **     $ 700,000    $ 1,173,419
    35      $  929,396            **     $ 700,000    $ 1,927,580
    40      $1,243,030            **            **    $ 3,148,362
    45      $1,643,315            **            **    $ 5,012,059
    50      $2,154,191            **            **    $ 7,745,768
    55      $2,806,213            **            **    $11,288,981



                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
               Annual Investment Return of:             Annual Investment Return of:
 End of  ---------------------------------------- ----------------------------------------
 Policy
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  6,398     $   6,849    $     7,300    $  7,457     $   7,907    $     8,359
     2     $ 12,527     $  13,820    $    15,170    $ 14,220     $  15,514    $    16,863
     3     $ 18,379     $  20,910    $    23,656    $ 20,284     $  22,815    $    25,562
     4     $ 23,937     $  28,099    $    32,801    $ 25,630     $  29,792    $    34,494
     5     $ 29,779     $  36,004    $    43,319    $ 31,155     $  37,380    $    44,695
     6     $ 35,394     $  44,136    $    54,826    $ 36,311     $  45,054    $    55,743
     7     $ 40,669     $  52,378    $    67,284    $ 41,127     $  52,836    $    67,742
     8     $ 45,580     $  60,708    $    80,772    $ 45,580     $  60,708    $    80,772
     9     $ 50,091     $  69,095    $    95,371    $ 50,091     $  69,095    $    95,371
    10     $ 54,154     $  77,493    $   111,162    $ 54,154     $  77,493    $   111,162
    15     $ 66,884     $ 118,892    $   212,884    $ 66,884     $ 118,892    $   212,884
    20     $ 62,103     $ 154,993    $   371,135    $ 62,103     $ 154,993    $   371,135
    25     $ 26,684     $ 176,021    $   642,176    $ 26,684     $ 176,021    $   642,176
    30           **     $ 156,090    $ 1,096,653          **     $ 156,090    $ 1,096,653
    35           **     $  24,073    $ 1,835,791          **     $  24,073    $ 1,835,791
    40           **            **    $ 2,998,440          **            **    $ 2,998,440
    45           **            **    $ 4,773,389          **            **    $ 4,773,389
    50           **            **    $ 7,376,922          **            **    $ 7,376,922
    55           **            **    $11,177,208          **            **    $11,177,208


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-5 Appendix I: Hypothetical illustrations

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING CURRENT CHARGES

USING THE CASH VALUE ACCUMULATION TEST




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year       0% Gross       6% Gross      12% Gross
-------- --------------- ------------- --------------- -------------
     1      $   10,290     $ 708,802     $   709,295    $   709,789
     2      $   21,095     $ 716,775     $   718,231    $   719,748
     3      $   32,439     $ 723,878     $   726,761    $   729,883
     4      $   44,351     $ 730,160     $   734,929    $   740,303
     5      $   56,859     $ 736,497     $   743,641    $   752,016
     6      $   69,992     $ 742,504     $   752,532    $   764,765
     7      $   83,781     $ 748,414     $   761,837    $   778,883
     8      $   98,260     $ 754,205     $   771,552    $   794,489
     9      $  113,463     $ 760,401     $   782,219    $   812,262
    10      $  129,427     $ 766,577     $   793,435    $   831,957
    15      $  222,043     $ 792,784     $   853,743    $   961,526
    20      $  340,249     $ 812,391     $   923,277    $ 1,167,564
    25      $  491,112     $ 823,538     $ 1,003,458    $ 1,502,808
    30      $  683,656     $ 816,876     $ 1,084,587    $ 2,035,507
    35      $  929,396     $ 785,002     $ 1,157,155    $ 2,884,092
    40      $1,243,030     $ 711,346     $ 1,198,268    $ 4,232,334
    45      $1,643,315            **     $ 1,166,117    $ 6,440,565
    50      $2,154,191            **     $   981,921    $ 9,779,012
    55      $2,806,213            **              **    $15,060,027



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $   7,743     $   8,237    $     8,731    $   8,802     $   9,295    $     9,789
     2     $  15,081     $  16,538    $    18,054    $  16,775     $  18,231    $    19,748
     3     $  21,972     $  24,856    $    27,978    $  23,878     $  26,761    $    29,883
     4     $  28,467     $  33,236    $    38,610    $  30,160     $  34,929    $    40,303
     5     $  35,121     $  42,265    $    50,640    $  36,497     $  43,641    $    52,016
     6     $  41,587     $  51,615    $    63,848    $  42,504     $  52,532    $    64,765
     7     $  47,955     $  61,378    $    78,425    $  48,414     $  61,837    $    78,883
     8     $  54,205     $  71,552    $    94,489    $  54,205     $  71,552    $    94,489
     9     $  60,401     $  82,219    $   112,262    $  60,401     $  82,219    $   112,262
    10     $  66,577     $  93,435    $   131,957    $  66,577     $  93,435    $   131,957
    15     $  92,784     $ 153,743    $   261,526    $  92,784     $ 153,743    $   261,526
    20     $ 112,391     $ 223,277    $   467,564    $ 112,391     $ 223,277    $   467,564
    25     $ 123,538     $ 303,458    $   802,808    $ 123,538     $ 303,458    $   802,808
    30     $ 116,876     $ 384,587    $ 1,335,507    $ 116,876     $ 384,587    $ 1,335,507
    35     $  85,002     $ 457,155    $ 2,184,092    $  85,002     $ 457,155    $ 2,184,092
    40     $  11,346     $ 498,268    $ 3,532,334    $  11,346     $ 498,268    $ 3,532,334
    45            **     $ 466,117    $ 5,664,525           **     $ 466,117    $ 5,664,525
    50            **     $ 281,921    $ 9,004,615           **     $ 281,921    $ 9,004,615
    55            **            **    $14,360,027           **            **    $14,360,027



----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



                                      Appendix I: Hypothetical illustrations I-6

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING CURRENT CHARGES

USING THE GUIDELINE PREMIUM TEST




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year       0% Gross       6% Gross      12% Gross
-------- --------------- ------------- --------------- -------------
     1      $   10,290     $ 708,802     $   709,295    $   709,789
     2      $   21,095     $ 716,775     $   718,231    $   719,748
     3      $   32,439     $ 723,878     $   726,761    $   729,883
     4      $   44,351     $ 730,160     $   734,929    $   740,303
     5      $   56,859     $ 736,497     $   743,641    $   752,016
     6      $   69,992     $ 742,504     $   752,532    $   764,765
     7      $   83,781     $ 748,414     $   761,837    $   778,883
     8      $   98,260     $ 754,205     $   771,552    $   794,489
     9      $  113,463     $ 760,401     $   782,219    $   812,262
    10      $  129,427     $ 766,577     $   793,435    $   831,957
    15      $  222,043     $ 792,784     $   853,743    $   961,526
    20      $  340,249     $ 812,391     $   923,277    $ 1,167,564
    25      $  491,112     $ 823,538     $ 1,003,458    $ 1,502,808
    30      $  683,656     $ 816,876     $ 1,084,587    $ 2,035,507
    35      $  929,396     $ 785,002     $ 1,157,155    $ 2,884,092
    40      $1,243,030     $ 711,346     $ 1,198,268    $ 4,232,334
    45      $1,643,315            **     $ 1,166,117    $ 6,369,655
    50      $2,154,191            **     $   981,921    $ 9,745,651
    55      $2,806,213            **              **    $15,128,983



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $   7,743     $   8,237    $     8,731    $   8,802     $   9,295    $     9,789
     2     $  15,081     $  16,538    $    18,054    $  16,775     $  18,231    $    19,748
     3     $  21,972     $  24,856    $    27,978    $  23,878     $  26,761    $    29,883
     4     $  28,467     $  33,236    $    38,610    $  30,160     $  34,929    $    40,303
     5     $  35,121     $  42,265    $    50,640    $  36,497     $  43,641    $    52,016
     6     $  41,587     $  51,615    $    63,848    $  42,504     $  52,532    $    64,765
     7     $  47,955     $  61,378    $    78,425    $  48,414     $  61,837    $    78,883
     8     $  54,205     $  71,552    $    94,489    $  54,205     $  71,552    $    94,489
     9     $  60,401     $  82,219    $   112,262    $  60,401     $  82,219    $   112,262
    10     $  66,577     $  93,435    $   131,957    $  66,577     $  93,435    $   131,957
    15     $  92,784     $ 153,743    $   261,526    $  92,784     $ 153,743    $   261,526
    20     $ 112,391     $ 223,277    $   467,564    $ 112,391     $ 223,277    $   467,564
    25     $ 123,538     $ 303,458    $   802,808    $ 123,538     $ 303,458    $   802,808
    30     $ 116,876     $ 384,587    $ 1,335,507    $ 116,876     $ 384,587    $ 1,335,507
    35     $  85,002     $ 457,155    $ 2,184,092    $  85,002     $ 457,155    $ 2,184,092
    40     $  11,346     $ 498,268    $ 3,532,334    $  11,346     $ 498,268    $ 3,532,334
    45            **     $ 466,117    $ 5,669,655           **     $ 466,117    $ 5,669,655
    50            **     $ 281,921    $ 9,045,651           **     $ 281,921    $ 9,045,651
    55            **            **    $14,428,983           **            **    $14,428,983


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-7 Appendix I: Hypothetical illustrations

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING GUARANTEED CHARGES

USING THE CASH VALUE ACCUMULATION TEST




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $   10,290     $ 706,533     $ 706,953     $ 707,375
     2      $   21,095     $ 712,273     $ 713,444     $ 714,668
     3      $   32,439     $ 717,215     $ 719,459     $ 721,901
     4      $   44,351     $ 721,354     $ 724,983     $ 729,097
     5      $   56,859     $ 725,559     $ 730,909     $ 737,222
     6      $   69,992     $ 729,262     $ 736,676     $ 745,786
     7      $   83,781     $ 732,492     $ 742,291     $ 754,837
     8      $   98,260     $ 735,206     $ 747,695     $ 764,372
     9      $  113,463     $ 737,800     $ 753,265     $ 774,822
    10      $  129,427     $ 739,755     $ 758,457     $ 785,701
    15      $  222,043     $ 738,776     $ 776,486     $ 846,397
    20      $  340,249     $ 714,473     $ 771,854     $ 914,160
    25      $  491,112            **     $ 722,468     $ 977,108
    30      $  683,656            **            **     $ 999,090
    35      $  929,396            **            **     $ 896,622
    40      $1,243,030            **            **            **
    45      $1,643,315            **            **            **
    50      $2,154,191            **            **            **
    55      $2,806,213            **            **            **



                      Account Value                     Net Cash Surrender Value
         --------------------------------------- ---------------------------------------
               Assuming Hypothetical Gross             Assuming Hypothetical Gross
              Annual Investment Return of:            Annual Investment Return of:
 End of  --------------------------------------- ---------------------------------------
 Policy
  Year     0% Gross     6% Gross     12% Gross     0% Gross     6% Gross     12% Gross
-------- ------------ ------------ ------------- ------------ ------------ -------------
     1     $  5,475     $  5,895     $   6,316     $  6,533     $  6,953     $   7,375
     2     $ 10,580     $ 11,751     $  12,975     $ 12,273     $ 13,444     $  14,668
     3     $ 15,310     $ 17,554     $  19,996     $ 17,215     $ 19,459     $  21,901
     4     $ 19,661     $ 23,290     $  27,403     $ 21,354     $ 24,983     $  29,097
     5     $ 24,183     $ 29,533     $  35,846     $ 25,559     $ 30,909     $  37,222
     6     $ 28,345     $ 35,759     $  44,869     $ 29,262     $ 36,676     $  45,786
     7     $ 32,033     $ 41,832     $  54,378     $ 32,492     $ 42,291     $  54,837
     8     $ 35,206     $ 47,695     $  64,372     $ 35,206     $ 47,695     $  64,372
     9     $ 37,800     $ 53,265     $  74,822     $ 37,800     $ 53,265     $  74,822
    10     $ 39,755     $ 58,457     $  85,701     $ 39,755     $ 58,457     $  85,701
    15     $ 38,776     $ 76,486     $ 146,397     $ 38,776     $ 76,486     $ 146,397
    20     $ 14,473     $ 71,854     $ 214,160     $ 14,473     $ 71,854     $ 214,160
    25           **     $ 22,468     $ 277,108           **     $ 22,468     $ 277,108
    30           **           **     $ 299,090           **           **     $ 299,090
    35           **           **     $ 196,622           **           **     $ 196,622
    40           **           **            **           **           **            **
    45           **           **            **           **           **            **
    50           **           **            **           **           **            **
    55           **           **            **           **           **            **


----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-8

INCENTIVE LIFE COLI '04
$700,000 FACE AMOUNT



MALE, ISSUE AGE 45, GUARANTEED ISSUE NON-TOBACCO USER UNDERWRITING RISK CLASS



INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $9,800*
USING GUARANTEED CHARGES

USING THE GUIDELINE PREMIUM TEST




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year       0% Gross      6% Gross      12% Gross
-------- --------------- ------------- ------------- ---------------
     1      $   10,290     $ 707,428     $ 707,877     $   708,327
     2      $   21,095     $ 714,138     $ 715,423     $   716,764
     3      $   32,439     $ 720,122     $ 722,629     $   725,350
     4      $   44,351     $ 725,359     $ 729,470     $   734,114
     5      $   56,859     $ 730,745     $ 736,873     $   744,072
     6      $   69,992     $ 735,726     $ 744,301     $   754,782
     7      $   83,781     $ 740,328     $ 751,767     $   766,321
     8      $   98,260     $ 744,524     $ 759,238     $   778,738
     9      $  113,463     $ 748,729     $ 767,120     $   792,525
    10      $  129,427     $ 752,427     $ 774,888     $   807,251
    15      $  222,043     $ 762,356     $ 810,456     $   897,160
    20      $  340,249     $ 752,922     $ 833,019     $ 1,018,788
    25      $  491,112     $ 712,070     $ 825,238     $ 1,179,578
    30      $  683,656             **    $ 753,224     $ 1,372,630
    35      $  929,396             **            **    $ 1,565,371
    40      $1,243,030             **            **    $ 1,691,254
    45      $1,643,315             **            **    $ 1,582,909
    50      $2,154,191             **            **    $   959,889
    55      $2,806,213             **            **              **



                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
               Annual Investment Return of:             Annual Investment Return of:
 End of  ---------------------------------------- ----------------------------------------
 Policy
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  6,370     $   6,819     $   7,269     $  7,428     $   7,877     $   8,327
     2     $ 12,444     $  13,729     $  15,070     $ 14,138     $  15,423     $  16,764
     3     $ 18,216     $  20,723     $  23,445     $ 20,122     $  22,629     $  25,350
     4     $ 23,666     $  27,777     $  32,420     $ 25,359     $  29,470     $  34,114
     5     $ 29,369     $  35,497     $  42,696     $ 30,745     $  36,873     $  44,072
     6     $ 34,808     $  43,384     $  53,865     $ 35,726     $  44,301     $  54,782
     7     $ 39,870     $  51,309     $  65,863     $ 40,328     $  51,767     $  66,321
     8     $ 44,524     $  59,238     $  78,738     $ 44,524     $  59,238     $  78,738
     9     $ 48,729     $  67,120     $  92,525     $ 48,729     $  67,120     $  92,525
    10     $ 52,427     $  74,888     $ 107,251     $ 52,427     $  74,888     $ 107,251
    15     $ 62,356     $ 110,456     $ 197,160     $ 62,356     $ 110,456     $ 197,160
    20     $ 52,922     $ 133,019     $ 318,788     $ 52,922     $ 133,019     $ 318,788
    25     $ 12,070     $ 125,238     $ 479,578     $ 12,070     $ 125,238     $ 479,578
    30            **    $  53,224     $ 672,630            **    $  53,224     $ 672,630
    35            **            **    $ 865,371            **            **    $ 865,371
    40            **            **    $ 991,254            **            **    $ 991,254
    45            **            **    $ 882,909            **            **    $ 882,909
    50            **            **    $ 259,889            **            **    $ 259,889
    55            **            **            **           **            **            **


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.


The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The net death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.



I-9 Appendix I: Hypothetical illustrations

Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2005, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 888-855-5100 and requesting to speak with a customer service representative. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 888-855-5100, or asking your financial professional.

You may visit the SEC's website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 450 5th Street, N.W., Washington, D.C. 20549-0102. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

SEC File Number: 811-04335


STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page
Ways we pay policy proceeds.................................................2

Distribution of the policies................................................2
Insurance regulation that applies to AXA Equitable..........................3
Custodian and independent registered public accounting firm.................3
Financial statements........................................................3






























                                                                       811-04335

IL COLI(SM)
IL COLI(SM) `04
Flexible premium variable life insurance policies issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

STATEMENT OF ADDITIONAL INFORMATION DATED
MAY 1, 2005


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related IL COLI(SM) and IL COLI(SM) '04 prospectuses, dated May 1, 2005. Those prospectuses provide detailed information concerning the policies and the variable investment options, as well as the guaranteed interest option, that fund the policies. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest options are part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectuses.

On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of each prospectus is available free of charge by writing the Administrative office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-888-855-5100, or by contacting your financial professional.


TABLE OF CONTENTS

Ways we pay policy proceeds.................................................2
Distribution of the policies................................................2
Insurance regulation that applies to AXA Equitable..........................3
Custodian and independent registered public
     accounting firm........................................................3
Financial statements........................................................3





 Copyright 2005 AXA Equitable Life Insurance Company, New York, New York 10104.
    All rights reserved. IL COLI(SM) is a service mark of AXA Equitable Life
                               Insurance Company.


                                                                          x00934

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.



DISTRIBUTION OF THE POLICIES

The policies are sold by financial professionals of AXA Advisors and its affiliates and by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers"). Affiliated broker-dealers include MONY Securities Corporation ("MSC")* and Advest, Inc. The Distributors, MSC and Advest are all under the common control of AXA Financial, Inc.

AXA Equitable pays sales compensation to both Distributors. In general, broker-dealers receiving sales compensation will pay all or a portion of it to its individual financial representatives (or to its Selling broker-dealers) as commissions related to the sale of policies.

IL COLI(SM) '04

Sales compensation paid to AXA Advisors will generally not exceed 50% of the premiums you pay in your policy's first year up to one target premium; plus 10% of any additional premiums you pay in the policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Sales compensation paid to AXA Distributors will generally not exceed 42.75% of the premiums you pay in your policy's first year up to one target premium; plus 8.55% of any additional premiums you pay in the policy's first year; plus 16.031% of the premiums you pay in the second through fourth policy years up to one target premium; plus 0.534% of any additional premiums you pay in the second through fourth policy years; plus 8.55% of the premiums you pay in the fifth and sixth policy years up to one target premium; plus 0.534% for any additional premiums you pay in the fifth and sixth policy years; plus 1.069% of the premiums you pay in the seventh through tenth policy years up to one target premium; plus 0.534% of any additional premiums you pay in the seventh through tenth policy years.

In addition, asset-based compensation of up to 0.128% annually is paid on the unloaned policy account value beginning in the second policy year.


IL COLI(SM)

Sales compensation paid to AXA Advisors will generally not exceed 99% of the premiums you pay in your policy's first year up to one target premium; plus 8.5% of any additional premiums you pay in the policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Sales compensation paid to AXA Distributors will generally not exceed 94% of the premiums you pay in your policy's first year up to one target premium; plus 3% of any additional premiums you pay in your policy's first year; plus 5% of premiums you pay up to target beginning in the second policy year; plus 2% of any additional premiums you pay beginning in the second policy year.

For IL COLI, we may substitute a form of asset-based compensation for premium based compensation after the first policy year.

The sales compensation we pay varies among broker-dealers. AXA Distributors may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may also pay certain affiliated and/or unaffiliated broker-dealers and other financial intermediaries additional compensation for certain services and/or in recognition of certain expenses that may be incurred by them or on their behalf (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or IL COLI(SM) or IL COLI(SM) '04 on a company and/or product list; sales personnel training; due diligence and related costs; marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a broker-dealer. We may also make fixed payments to broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of our products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of our products, we may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). These types of payments are made out of the Distributors' assets. Not all Selling broker-dealers receive additional compensation. For more information about any such arrangements, ask your financial professional.

The Distributors will receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. In connection with portfolios offered through unaffiliated insurance trusts, the Distributors may also receive other payments from the portfolio advisers and/or their affiliates for administrative costs, as well as payments for sales meetings and/or seminar sponsorships.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." Other forms of compensation financial professionals


----------------------

* On or about June 6, 2005, MSC financial professionals are expected to become financial professionals of AXA Advisors. From that date forward, former MSC financial professionals will be compensated by AXA Advisors, and the Distributors will replace MSC as the principal underwriters of its affiliated products.

may receive include health and retirement benefits. In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of our products. However, under applicable rules of the NASD, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products may qualify, under sales incentive programs, to receive non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in our products, any compensation paid will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable NASD rules and other laws and regulations.

AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years, 2004, 2003 and 2002, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $567,991,463 in 2004, $562,696,578 in 2003, and $536,113,253 in 2002. Of these,
AXA Advisors retained $289,050,171, $287,344,634 and $283,213,274, respectively.

Under a distribution agreement between AXA Distributors, LLC and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP. AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $418,189,861 in 2004, $429,871,011 in 2003 and
$228,077,343 in 2002. Of these, AXA Distributors (or EDI, as applicable) retained $57,065,006, $84,547,116 and $59,543,803, respectively.

The offering of the policies is intended to be continous.

INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.

The financial statements of Separate Account FP as of December 31, 2004 and for the periods ended December 31, 2004 and 2003, and the consolidated financial statements of AXA Equitable as of December 31, 2004 and 2003, and for each of the three years ended December 31, 2004 in this SAI are included in reliance on the reports of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, providing auditing services for both Separate Account FP and AXA Equitable, given on the authority of said firm as experts in auditing and accounting.


FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...................A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2004................A-3
   Statements of Operations for the Year Ended December 31, 2004.........A-21
Statements of Changes in Net Assets for the Years Ended December 31, 2004
    and 2003.............................................................A-32
   Notes to Financial Statements.........................................A-48


AXA EQUITABLE LIFE INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...................F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2004 and 2003................F-2
Consolidated Statements of Earnings, Years Ended December 31, 2004, 2003
    and 2002..............................................................F-3
Consolidated Statements of Shareholder's Equity and Comprehensive Income, Years Ended December 31, 2004, 2003
    and 2002..............................................................F-4
Consolidated Statements of Cash Flows, Years Ended December 31, 2004, 2003
    and 2002..............................................................F-5
     Notes to Consolidated Financial Statements...........................F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account FP of AXA Equitable Life Insurance Company



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the separate Variable Investment Options, as listed in Note 1 to such financial statements, of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account FP at December 31, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments in The Trusts at December 31, 2004 by correspondence with the transfer agent of The Trusts, provide a reasonable basis for our opinion.



/s/ PricewaterhouseCoopers LLP
New York, New York
March 31, 2005

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                          AXA Aggressive  AXA Conservative   AXA Conservative-
                                                            Allocation       Allocation       Plus Allocation
                                                         --------------- ------------------ -------------------
Assets:
Investments in shares of The Trusts, at fair value .....    $7,465,996       $2,182,539          $1,671,064
Receivable for The Trusts shares sold ..................            --               --                  --
Receivable for policy-related transactions .............            --              753               5,630
                                                            ----------       ----------          ----------
  Total assets .........................................     7,465,996        2,183,292           1,676,694
                                                            ----------       ----------          ----------
Liabilities:
Payable for The Trusts shares purchased ................         1,420              750               5,626
Payable for policy-related transactions ................        30,522               --                  --
                                                            ----------       ----------          ----------
  Total liabilities ....................................        31,942              750               5,626
                                                            ----------       ----------          ----------
Net Assets .............................................    $7,434,054       $2,182,542          $1,671,068
                                                            ==========       ==========          ==========
Net Assets:
Accumulation Units .....................................    $7,434,054       $2,175,112          $1,667,102
Accumulation nonunitized ...............................            --               --                  --
Retained by AXA Equitable in Separate Account FP .......            --            7,430               3,966
                                                            ----------       ----------          ----------
Total net assets .......................................    $7,434,054       $2,182,542          $1,671,068
                                                            ==========       ==========          ==========
Investments in shares of The Trusts, at cost ...........    $6,978,788       $2,174,818          $1,631,447
The Trusts shares held
 Class A ...............................................       453,629          186,448             119,772
 Class B ...............................................       146,763           15,559              29,109



                                                            AXA Moderate     AXA Moderate-     AXA Premier VIP    AXA Premier VIP
                                                             Allocation     Plus Allocation   Aggressive Equity      Core Bond
                                                         ----------------- ----------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....  $1,462,642,731      $15,318,038        $541,422,848       $57,605,449
Receivable for The Trusts shares sold ..................              --               --                  --                --
Receivable for policy-related transactions .............              --           27,240                  --            28,534
                                                          --------------      -----------        ------------       -----------
  Total assets .........................................   1,462,642,731       15,345,278         541,422,848        57,633,983
                                                          --------------      -----------        ------------       -----------
Liabilities:
Payable for The Trusts shares purchased ................         247,132           27,192              34,612            36,641
Payable for policy-related transactions ................         692,827               --             230,125                --
                                                          --------------      -----------        ------------       -----------
  Total liabilities ....................................         939,959           27,192             264,737            36,641
                                                          --------------      -----------        ------------       -----------
Net Assets .............................................  $1,461,702,772      $15,318,086        $541,158,111       $57,597,342
                                                          ==============      ===========        ============       ===========
Net Assets:
Accumulation Units .....................................  $1,457,292,868      $15,292,165        $539,972,484       $57,494,643
Accumulation nonunitized ...............................       3,309,043               --             930,711                --
Retained by AXA Equitable in Separate Account FP .......       1,110,861           25,921             254,916           102,699
                                                          --------------      -----------        ------------       -----------
Total net assets .......................................  $1,461,702,772      $15,318,086        $541,158,111       $57,597,342
                                                          ==============      ===========        ============       ===========
Investments in shares of The Trusts, at cost ...........  $1,284,997,838      $14,490,037        $525,277,821       $57,785,188
The Trusts shares held
 Class A ...............................................      89,282,846        1,071,830          20,857,613           741,846
 Class B ...............................................       5,031,404          178,507             613,349         4,786,590

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                                                            AXA Premier VIP
                                                          AXA Premier VIP    AXA Premier     International
                                                            Health Care       High Yield        Equity
                                                         ----------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $21,621,468     $206,494,222      $26,621,645
Receivable for The Trusts shares sold ..................         17,402               --               --
Receivable for policy-related transactions .............             --        1,529,734          293,567
                                                            -----------     ------------      -----------
  Total assets .........................................     21,638,870      208,023,956       26,915,212
                                                            -----------     ------------      -----------
Liabilities:
Payable for The Trusts shares purchased ................             --        1,639,114          293,549
Payable for policy-related transactions ................         19,263               --               --
                                                            -----------     ------------      -----------
  Total liabilities ....................................         19,263        1,639,114          293,549
                                                            -----------     ------------      -----------
Net Assets .............................................    $21,619,607     $206,384,842      $26,621,663
                                                            ===========     ============      ===========
Net Assets:
Accumulation Units .....................................    $21,528,000     $205,058,580      $26,582,675
Accumulation nonunitized ...............................             --          965,179               --
Retained by AXA Equitable in Separate Account FP .......         91,607          361,083           38,988
                                                            -----------     ------------      -----------
Total net assets .......................................    $21,619,607     $206,384,842      $26,621,663
                                                            ===========     ============      ===========
Investments in shares of The Trusts, at cost ...........    $20,563,658     $213,414,130      $24,049,537
The Trusts shares held
 Class A ...............................................        252,585       32,597,096          343,843
 Class B ...............................................      1,766,286        3,362,764        1,852,257


                                                          AXA Premier VIP                                        AXA Premier VIP
                                                             Large Cap       AXA Premier VIP   AXA Premier VIP      Small/Mid
                                                            Core Equity     Large Cap Growth   Large Cap Value      Cap Growth
                                                         ----------------- ------------------ ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....     $4,168,138        $11,593,826       $10,713,091       $21,800,196
Receivable for The Trusts shares sold ..................             --                 --            70,748            39,291
Receivable for policy-related transactions .............             --            124,164                --                --
                                                             ----------        -----------       -----------       -----------
  Total assets .........................................      4,168,138         11,717,990        10,783,839        21,839,487
                                                             ----------        -----------       -----------       -----------
Liabilities:
Payable for The Trusts shares purchased ................            857            124,445                --                --
Payable for policy-related transactions ................            821                 --            83,470            39,454
                                                             ----------        -----------       -----------       -----------
  Total liabilities ....................................          1,678            124,445            83,470            39,454
                                                             ----------        -----------       -----------       -----------
Net Assets .............................................     $4,166,460        $11,593,545       $10,700,369       $21,800,033
                                                             ==========        ===========       ===========       ===========
Net Assets:
Accumulation Units .....................................     $4,151,741        $11,540,921       $10,662,493       $21,754,295
Accumulation nonunitized ...............................             --                 --                --                --
Retained by AXA Equitable in Separate Account FP .......         14,719             52,624            37,876            45,738
                                                             ----------        -----------       -----------       -----------
Total net assets .......................................     $4,166,460        $11,593,545       $10,700,369       $21,800,033
                                                             ==========        ===========       ===========       ===========
Investments in shares of The Trusts, at cost ...........     $3,940,017        $10,836,733       $10,298,774       $19,824,294
The Trusts shares held
 Class A ...............................................        183,814            347,898           217,336           540,848
 Class B ...............................................        217,937            859,152           757,582         1,753,983

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                         AXA Premier VIP     AXA Premier VIP
                                                       Small/Mid Cap Value      Technology     Davis Value
                                                      --------------------- ----------------- -------------
Assets:
Investments in shares of The Trusts, at fair value ..      $42,878,799         $66,472,432       $394,986
Receivable for The Trusts shares sold ...............               --                  --             --
Receivable for policy-related transactions ..........           27,988             133,126            270
                                                           -----------         -----------       --------
  Total assets ......................................       42,906,787          66,605,558        395,256
                                                           -----------         -----------       --------
Liabilities:
Payable for The Trusts shares purchased .............           30,078               8,734            270
Payable for policy-related transactions .............               --                  --             --
                                                           -----------         -----------       --------
  Total liabilities .................................           30,078               8,734            270
                                                           -----------         -----------       --------
Net Assets ..........................................      $42,876,709         $66,596,824       $394,986
                                                           ===========         ===========       ========
Net Assets:
Accumulation Units ..................................      $42,744,798         $66,205,472       $391,793
Accumulation nonunitized ............................               --                  --             --
Retained by AXA Equitable in Separate Account FP ....          131,911             391,353          3,193
                                                           -----------         -----------       --------
Total net assets ....................................      $42,876,709         $66,596,825       $394,986
                                                           ===========         ===========       ========
Investments in shares of The Trusts, at cost ........      $38,376,428         $59,903,307       $332,892
The Trusts shares held
 Class A ............................................          337,565             366,629         33,530
 Class B ............................................        3,424,700           6,859,391             --


                                                                                              EQ/Alliance
                                                                                              Intermediate
                                                         EQ/Alliance        EQ/Alliance        Government     EQ/Alliance
                                                         Common Stock    Growth and Income     Securities    International
                                                      ----------------- ------------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value ..  $2,491,597,741       $490,322,590     $166,489,460    $574,263,735
Receivable for The Trusts shares sold ...............         460,954                 --               --              --
Receivable for policy-related transactions ..........              --                 --               --              --
                                                       --------------       ------------     ------------    ------------
  Total assets ......................................   2,492,058,695        490,322,590      166,489,460     574,263,735
                                                       --------------       ------------     ------------    ------------
Liabilities:
Payable for The Trusts shares purchased .............              --             17,149          142,445          50,295
Payable for policy-related transactions .............       1,703,987            322,258          949,614         390,091
                                                       --------------       ------------     ------------    ------------
  Total liabilities .................................       1,703,987            339,407        1,092,059         440,386
                                                       --------------       ------------     ------------    ------------
Net Assets ..........................................  $2,490,354,708       $489,983,183     $165,397,401    $573,823,349
                                                       ==============       ============     ============    ============
Net Assets:
Accumulation Units ..................................  $2,483,287,152       $489,265,503     $164,687,803    $572,441,754
Accumulation nonunitized ............................       6,285,174            251,529          283,363         558,985
Retained by AXA Equitable in Separate Account FP ....         782,382            466,151          426,235         822,610
                                                       --------------       ------------     ------------    ------------
Total net assets ....................................  $2,490,354,708       $489,983,183     $165,397,401    $573,823,349
                                                       ==============       ============     ============    ============
Investments in shares of The Trusts, at cost ........  $2,799,920,093       $439,672,239     $170,053,378    $399,835,683
The Trusts shares held
 Class A ............................................     130,949,235         20,491,483       13,589,150      46,345,873
 Class B ............................................      11,604,036          6,159,780        3,076,969       5,129,714

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                                                           EQ/Alliance
                                                            EQ/Alliance     EQ/Alliance     Small Cap
                                                          Premier Growth   Quality Bond       Growth
                                                         ---------------- -------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....    $97,732,910    $141,438,573   $203,959,956
Receivable for The Trusts shares sold ..................             --         192,488             --
Receivable for policy-related transactions .............          5,729              --        405,877
                                                            -----------    ------------   ------------
  Total assets .........................................     97,738,639     141,631,061    204,365,833
                                                            -----------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased ................          7,806              --        419,647
Payable for policy-related transactions ................             --         200,659             --
                                                            -----------    ------------   ------------
  Total liabilities ....................................          7,806         200,659        419,647
                                                            -----------    ------------   ------------
Net Assets .............................................    $97,730,833    $141,430,402   $203,946,186
                                                            ===========    ============   ============
Net Assets:
Accumulation Units .....................................    $97,553,005    $141,106,850   $203,783,724
Accumulation nonunitized ...............................             --         171,442             --
Retained by AXA Equitable in Separate Account FP .......        177,828         152,110        162,462
                                                            -----------    ------------   ------------
Total net assets .......................................    $97,730,833    $141,430,402   $203,946,186
                                                            ===========    ============   ============
Investments in shares of The Trusts, at cost ...........    $98,059,545    $140,689,672   $164,193,448
The Trusts shares held
 Class A ...............................................        303,407      10,751,229     10,490,325
 Class B ...............................................     14,233,508       3,127,593      3,580,414



                                                          EQ/Bernstein    EQ/Calvert                      EQ/Capital
                                                           Diversified     Socially       EQ/Capital       Guardian
                                                              Value      Responsible   Guardian Growth   International
                                                         -------------- ------------- ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....  $203,859,919     $78,287        $1,960,561      $3,697,646
Receivable for The Trusts shares sold ..................            --          --                --              --
Receivable for policy-related transactions .............       151,333          --                --              --
                                                          ------------     -------        ----------      ----------
  Total assets .........................................   204,011,252      78,287         1,960,561       3,697,646
                                                          ------------     -------        ----------      ----------
Liabilities:
Payable for The Trusts shares purchased ................       155,428          --                --              --
Payable for policy-related transactions ................            --          --                --              --
                                                          ------------     -------        ----------      ----------
  Total liabilities ....................................       155,428          --                --              --
                                                          ------------     -------        ----------      ----------
Net Assets .............................................  $203,855,824     $78,287        $1,960,561      $3,697,646
                                                          ============     =======        ==========      ==========
Net Assets:
Accumulation Units .....................................  $203,618,530     $10,524        $1,859,572      $3,527,135
Accumulation nonunitized ...............................            --          --                --              --
Retained by AXA Equitable in Separate Account FP .......       237,294      67,763           100,989         170,511
                                                          ------------     -------        ----------      ----------
Total net assets .......................................  $203,855,824     $78,287        $1,960,561      $3,697,646
                                                          ============     =======        ==========      ==========
Investments in shares of The Trusts, at cost ...........  $170,239,193     $59,904        $1,820,419      $2,988,621
The Trusts shares held
 Class A ...............................................       826,601       8,642            10,099          38,456
 Class B ...............................................    13,532,662       1,355           147,310         303,713

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                           EQ/Capital     EQ/Capital    EQ/Emerging
                                                            Guardian       Guardian       Markets
                                                            Research     U.S. Equity       Equity
                                                         -------------- ------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....  $82,812,236    $62,546,048   $105,481,358
Receivable for The Trusts shares sold ..................       57,154             --             --
Receivable for policy--related transactions ............           --        153,214        236,524
                                                          -----------    -----------   ------------
  Total assets .........................................   82,869,390     62,699,262    105,717,882
                                                          -----------    -----------   ------------
Liabilities:
Payable for The Trusts shares purchased ................           --        157,004        249,257
Payable for policy--related transactions ...............       60,441             --             --
                                                          -----------    -----------   ------------
  Total liabilities ....................................       60,441        157,004        249,257
                                                          -----------    -----------   ------------
Net Assets .............................................  $82,808,949    $62,542,258   $105,468,625
                                                          ===========    ===========   ============
Net Assets:
Accumulation Units .....................................  $82,454,407    $62,210,652   $105,198,321
Accumulation nonunitized ...............................           --             --             --
Retained by AXA Equitable in Separate Account FP .......      354,542        331,606        270,304
                                                          -----------    -----------   ------------
Total net assets .......................................  $82,808,949    $62,542,258   $105,468,625
                                                          ===========    ===========   ============
Investments in shares of The Trusts, at cost ...........  $65,340,856    $51,389,220   $ 74,840,237
The Trusts shares held
 Class A ...............................................       35,099        360,928        456,280
 Class B ...............................................    6,945,145      5,075,714     10,024,171


                                                                          EQ/Enterprise                   EQ/Enterprise
                                                          EQ/Enterprise       Equity      EQ/Enterprise       Growth
                                                              Equity          Income          Growth        and Income
                                                         --------------- --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....      $8,823         $50,337          $2,992          $5,805
Receivable for The Trusts shares sold ..................          --              --              --              --
Receivable for policy--related transactions ............         342           1,410              --              --
                                                              ------         -------          ------          ------
  Total assets .........................................       9,165          51,747           2,992           5,805
                                                              ------         -------          ------          ------
Liabilities:
Payable for The Trusts shares purchased ................         342           1,410              --              --
Payable for policy--related transactions ...............          --              --              --              --
                                                              ------         -------          ------          ------
  Total liabilities ....................................         342           1,410              --              --
                                                              ------         -------          ------          ------
Net Assets .............................................      $8,823         $50,337          $2,992          $5,805
                                                              ======         =======          ======          ======
Net Assets:
Accumulation Units .....................................      $8,823         $50,337          $2,992          $5,805
Accumulation nonunitized ...............................          --              --              --              --
Retained by AXA Equitable in Separate Account FP .......          --              --              --              --
                                                              ------         -------          ------          ------
Total net assets .......................................      $8,823         $41,666          $2,992          $5,805
                                                              ======         =======          ======          ======
Investments in shares of The Trusts, at cost ...........      $8,728         $50,078          $2,929          $5,742
The Trusts shares held
 Class A ...............................................          --              --              --              --
 Class B ...............................................         415           8,288             622           1,044

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          EQ/Enterprise   EQ/Enterprise
                                                          Small Company   Small Company     EQ/Equity
                                                              Growth          Value         500 Index
                                                         --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....      $3,783         $137,758     $723,153,741
Receivable for The Trusts shares sold ..................          --               --          130,926
Receivable for policy-related transactions .............          --            3,059               --
                                                              ------         --------     ------------
  Total assets .........................................       3,783          140,817      723,284,667
                                                              ------         --------     ------------
Liabilities:
Payable for The Trusts shares purchased ................          --            3,059               --
Payable for policy-related transactions ................          --               --          307,034
                                                              ------         --------     ------------
  Total liabilities ....................................          --            3,059          307,034
                                                              ------         --------     ------------
Net Assets .............................................      $3,783         $137,758     $722,977,633
                                                              ======         ========     ============
Net Assets:
Accumulation Units .....................................      $3,783         $137,758     $722,213,856
Accumulation nonunitized ...............................          --               --          551,011
Retained by AXA Equitable in Separate Account FP .......          --               --          212,766
                                                              ------         --------     ------------
Total net assets .......................................      $3,783         $137,758     $722,977,633
                                                              ======         ========     ============
Investments in shares of The Trusts, at cost ...........      $3,685         $135,402     $672,222,850
The Trusts shares held
 Class A ...............................................          --               --       26,577,751
 Class B ...............................................         457            4,964        4,559,583


                                                                                            EQ/FI
                                                          EQ/Evergreen       EQ/FI        Small/Mid     EQ/J.P. Morgan
                                                              Omega         Mid Cap       Cap Value       Core Bond
                                                         -------------- -------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....  $10,085,475    $96,174,784    $218,433,388     $16,906,815
Receivable for The Trusts shares sold ..................           --             --              --              --
Receivable for policy-related transactions .............       15,588         39,988              --          19,786
                                                          -----------    -----------    ------------     -----------
  Total assets .........................................   10,101,063     96,214,772     218,433,388      16,926,601
                                                          -----------    -----------    ------------     -----------
Liabilities:
Payable for The Trusts shares purchased ................       15,588         41,542          33,389          20,114
Payable for policy-related transactions ................           --             --          14,724              --
                                                          -----------    -----------    ------------     -----------
  Total liabilities ....................................       15,588         41,542          48,113          20,114
                                                          -----------    -----------    ------------     -----------
Net Assets .............................................  $10,085,475    $96,173,230    $218,385,275     $16,906,487
                                                          ===========    ===========    ============     ===========
Net Assets:
Accumulation Units .....................................  $ 9,938,220    $95,758,447    $218,187,865     $16,727,864
Accumulation nonunitized ...............................           --             --              --              --
Retained by AXA Equitable in Separate Account FP .......      147,255        414,783         197,410         178,623
                                                          -----------    -----------    ------------     -----------
Total net assets .......................................  $10,085,475    $96,173,230    $218,385,275     $16,906,487
                                                          ===========    ===========    ============     ===========
Investments in shares of The Trusts, at cost ...........  $ 9,027,463    $79,303,999    $183,429,936     $17,086,206
The Trusts shares held
 Class A ...............................................        9,961        712,256         581,875         512,980
 Class B ...............................................    1,116,454      7,964,593      15,021,902       1,003,911

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            EQ/Janus      EQ/JP Morgan     EQ/Lazard
                                                            Large Cap        Value         Small Cap
                                                             Growth      Opportunities       Value
                                                         -------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....  $24,336,854     $34,417,571    $17,097,657
Receivable for The Trusts shares sold ..................      469,010              --         66,533
Receivable for policy-related transactions .............           --          90,487             --
                                                          -----------     -----------    -----------
  Total assets .........................................   24,805,864      34,508,058     17,164,190
                                                          -----------     -----------    -----------
Liabilities:
Payable for The Trusts shares purchased ................           --          89,852             --
Payable for policy-related transactions ................      469,968              --         66,533
                                                          -----------     -----------    -----------
  Total liabilities ....................................      469,968          89,852         66,533
                                                          -----------     -----------    -----------
Net Assets .............................................  $24,335,896     $34,418,206    $17,097,657
                                                          ===========     ===========    ===========
Net Assets:
Accumulation Units .....................................  $24,032,377     $34,065,470    $16,945,546
Accumulation nonunitized ...............................           --              --             --
Retained by AXA Equitable in Separate Account FP .......      303,519         352,736        152,111
                                                          -----------     -----------    -----------
Total net assets .......................................  $24,335,896     $34,418,206    $17,097,657
                                                          ===========     ===========    ===========
Investments in shares of The Trusts, at cost ...........  $21,058,184     $30,674,745    $16,077,559
The Trusts shares held
 Class A ...............................................       32,178          10,414        360,191
 Class B ...............................................    3,790,831       2,782,280        859,129



                                                                           EQ/Mercury      EQ/Mercury
                                                           EQ/Marsico     Basic Value    International   EQ/MFS Emerging
                                                              Focus          Equity          Value       Growth Companies
                                                         -------------- --------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value .....  $89,102,389    $191,212,265    $115,144,261      $171,676,612
Receivable for The Trusts shares sold ..................           --         185,189              --            36,234
Receivable for policy-related transactions .............       22,853              --         251,865                --
                                                          -----------    ------------    ------------      ------------
  Total assets .........................................   89,125,242     191,397,454     115,396,126       171,712,846
                                                          -----------    ------------    ------------      ------------
Liabilities:
Payable for The Trusts shares purchased ................       23,167              --         273,901                --
Payable for policy-related transactions ................           --         256,891              --            46,412
                                                          -----------    ------------    ------------      ------------
  Total liabilities ....................................       23,167         256,891         273,901            46,412
                                                          -----------    ------------    ------------      ------------
Net Assets .............................................  $89,102,075    $191,140,563    $115,122,225      $171,666,434
                                                          ===========    ============    ============      ============
Net Assets:
Accumulation Units .....................................  $88,906,080    $190,901,229    $114,793,570      $171,458,243
Accumulation nonunitized ...............................           --              --              --                --
Retained by AXA Equitable in Separate Account FP .......      195,995         239,334         328,655           208,191
                                                          -----------    ------------    ------------      ------------
Total net assets .......................................  $89,102,075    $191,140,563    $115,122,225      $171,666,434
                                                          ===========    ============    ============      ============
Investments in shares of The Trusts, at cost ...........  $73,039,832    $166,524,733    $ 90,624,101      $177,524,914
The Trusts shares held
 Class A ...............................................      653,909         414,065         429,798           149,175
 Class B ...............................................    5,450,515      11,919,771       8,409,888        12,947,820

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                               EQ/MFS          EQ/Money        EQ/Small
                                                          Investors Trust       Market      Company Index
                                                         ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value .....    $11,180,104     $320,976,749     $26,032,914
Receivable for The Trusts shares sold ..................         64,928          741,220              --
Receivable for policy-related transactions .............             --               --          45,627
                                                            -----------     ------------     -----------
  Total assets .........................................     11,245,032      321,717,969      26,078,541
                                                            -----------     ------------     -----------
Liabilities:
Payable for The Trusts shares purchased ................             --               --          45,615
Payable for policy-related transactions ................         64,928        1,604,004              --
                                                            -----------     ------------     -----------
  Total liabilities ....................................         64,928        1,604,004          45,615
                                                            -----------     ------------     -----------
Net Assets .............................................    $11,180,104     $320,113,965     $26,032,926
                                                            ===========     ============     ===========
Net Assets:
Accumulation Units .....................................    $10,883,542     $318,678,337     $25,806,540
Accumulation nonunitized ...............................             --        1,243,525              --
Retained by AXA Equitable in Separate Account FP .......        296,562          192,103         226,386
                                                            -----------     ------------     -----------
Total net assets .......................................    $11,180,104     $320,113,965     $26,032,926
                                                            ===========     ============     ===========
Investments in shares of The Trusts, at cost ...........    $ 9,672,449     $322,849,946     $23,769,109
The Trusts shares held
 Class A ...............................................         12,217       24,312,293       1,547,239
 Class B ...............................................      1,168,328        6,714,103         646,570



                                                           Fidelity VIP
                                                          Asset Manager:   Fidelity VIP    Fidelity VIP    Fidelity VIP
                                                              Growth        Contrafund    Equity-Income   Growth & Income
                                                         ---------------- -------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $1,375,870      $8,579,303      $4,941,577      $2,063,712
Receivable for The Trusts shares sold ..................            --              --              --              --
Receivable for policy-related transactions .............            --         165,874              --               1
                                                            ----------      ----------      ----------      ----------
  Total assets .........................................     1,375,870       8,745,177       4,941,577       2,063,713
                                                            ----------      ----------      ----------      ----------
Liabilities:
Payable for The Trusts shares purchased ................            --         165,874              --               1
Payable for policy-related transactions ................            --              --              --
                                                            ----------      ----------      ----------
  Total liabilities ....................................            --         165,874              --               1
                                                            ----------      ----------      ----------      ----------
Net Assets .............................................    $1,375,870      $8,579,303      $4,941,577      $2,063,712
                                                            ==========      ==========      ==========      ==========
Net Assets:
Accumulation Units .....................................    $1,375,870      $8,579,303      $4,941,577      $2,063,712
Accumulation nonunitized ...............................            --              --              --              --
Retained by AXA Equitable in Separate Account FP .......            --              --              --              --
                                                            ----------      ----------      ----------      ----------
Total net assets .......................................    $1,375,870      $8,579,303      $4,941,577      $2,063,712
                                                            ==========      ==========      ==========      ==========
Investments in shares of The Trusts, at cost ...........    $1,320,333      $7,699,487      $4,438,862      $1,885,994
The Trusts shares held
 Class A ...............................................            --              --              --              --
 Class B ...............................................       109,109         325,590         196,954         150,526

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                                         Fidelity VIP
                                                          Fidelity VIP    Investment    Fidelity VIP
                                                           High Income    Grade Bond       Mid Cap
                                                         -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....   $2,949,540     $6,407,630    $11,035,331
Receivable for The Trusts shares sold ..................           --        343,283             --
Receivable for policy--related transactions ............       48,119             --        228,655
                                                           ----------     ----------    -----------
  Total assets .........................................    2,997,659      6,750,913     11,263,986
Liabilities:
Payable for The Trusts shares purchased ................       48,119             --        228,655
Payable for policy--related transactions ...............           --        343,283             --
                                                           ----------     ----------    -----------
  Total liabilities ....................................       48,119        343,283        228,655
                                                           ----------     ----------    -----------
Net Assets .............................................   $2,949,540     $6,407,630    $11,035,331
                                                           ==========     ==========    ===========
Net Assets:
Accumulation Units .....................................   $2,949,540     $6,407,630    $11,035,331
Accumulation nonunitized ...............................           --             --             --
Retained by AXA Equitable in Separate Account FP .......           --             --             --
                                                           ----------     ----------    -----------
Total net assets .......................................   $2,949,540     $6,407,630    $11,035,331
                                                           ==========     ==========    ===========
Investments in shares of The Trusts, at cost ...........   $2,837,101     $6,354,118    $ 9,892,119
The Trusts shares held
 Class A ...............................................           --             --             --
 Class B ...............................................      426,851        489,880        369,322



                                                                                            Laudus Rosenberg
                                                                                               VIT Value
                                                          Fidelity VIP     Fidelity VIP        Long/Short     MFS Mid Cap
                                                              Value      Value Strategies        Equity         Growth
                                                         -------------- ------------------ ----------------- ------------
Assets:
Investments in shares of The Trusts, at fair value .....   $1,468,042       $2,847,258        $11,613,365      $167,950
Receivable for The Trusts shares sold ..................           --               --                 --            --
Receivable for policy--related transactions ............          156            6,047              7,585            --
                                                           ----------       ----------        -----------      --------
  Total assets .........................................    1,468,198        2,853,305         11,620,950       167,950
Liabilities:
Payable for The Trusts shares purchased ................          156            6,047              7,585            --
Payable for policy--related transactions ...............           --               --                 --            --
                                                           ----------       ----------        -----------      --------
  Total liabilities ....................................          156            6,047              7,585            --
                                                           ----------       ----------        -----------      --------
Net Assets .............................................   $1,468,042       $2,847,258        $11,613,365      $167,950
                                                           ==========       ==========        ===========      ========
Net Assets:
Accumulation Units .....................................   $1,468,042       $2,847,258        $ 4,596,503      $166,522
Accumulation nonunitized ...............................           --               --                 --            --
Retained by AXA Equitable in Separate Account FP .......           --               --          7,016,862         1,428
                                                           ----------       ----------        -----------      --------
Total net assets .......................................   $1,468,042       $2,847,258        $11,613,365      $167,950
                                                           ==========       ==========        ===========      ========
Investments in shares of The Trusts, at cost ...........   $1,360,852       $2,617,633        $11,555,703      $138,493
The Trusts shares held
 Class A ...............................................           --               --                 --        23,722
 Class B ...............................................      123,677          201,362          1,162,499            --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          PEA Renaissance
                                                         -----------------
Assets:
Investments in shares of The Trusts, at fair value .....    $25,764,625
Receivable for The Trusts shares sold ..................        918,385
Receivable for policy--related transactions ............         81,827
                                                            -----------
  Total assets .........................................     26,764,837
                                                            -----------
Liabilities:
Payable for The Trusts shares purchased ................             --
Payable for policy--related transactions ...............             --
                                                            -----------
  Total liabilities ....................................             --
                                                            -----------
Net Assets .............................................    $26,764,837
                                                            ===========
Net Assets:
Accumulation Units .....................................    $26,704,826
Accumulation nonunitized ...............................             --
Retained by AXA Equitable in Separate Account FP .......         60,011
                                                            -----------
Total net assets .......................................    $26,764,837
                                                            ===========
Investments in shares of The Trusts, at cost ...........    $23,107,694
The Trusts shares held
 Class A ...............................................      1,689,484
 Class B ...............................................             --



                                                                               U.S. Real Estate --  Vanguard VIF
                                                          PIMCO Total Return         Class I        Equity Index
                                                         -------------------- -------------------- --------------
Assets:
Investments in shares of The Trusts, at fair value .....       $202,388            $50,810,533       $2,127,219
Receivable for The Trusts shares sold ..................             --                     --               --
Receivable for policy--related transactions ............             --                183,056               --
                                                               --------            -----------       ----------
  Total assets .........................................        202,388             50,993,589        2,127,219
                                                               --------            -----------       ----------
Liabilities:
Payable for The Trusts shares purchased ................            203                191,888              270
Payable for policy--related transactions ...............              8                     --            2,310
                                                               --------            -----------       ----------
  Total liabilities ....................................            211                191,888            2,580
                                                               --------            -----------       ----------
Net Assets .............................................       $202,177            $50,801,701       $2,124,639
                                                               ========            ===========       ==========
Net Assets:
Accumulation Units .....................................       $197,244            $50,741,923       $2,113,366
Accumulation nonunitized ...............................             --                     --               --
Retained by AXA Equitable in Separate Account FP .......          4,933                 59,778           11,273
                                                               --------            -----------       ----------
Total net assets .......................................       $202,177            $50,801,701       $2,124,639
                                                               ========            ===========       ==========
Investments in shares of The Trusts, at cost ...........       $200,335            $42,975,821       $1,962,585
The Trusts shares held
 Class A ...............................................         18,962                     --           75,193
 Class B ...............................................             --              2,480,983               --

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

              (Continued)




                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
AXA Aggressive Allocation ..................     Class A 0.00%          $ 122.81                      14
AXA Aggressive Allocation ..................     Class A 0.60%          $ 121.89                      32
AXA Aggressive Allocation ..................     Class A 0.80%          $ 121.59                      --
AXA Aggressive Allocation ..................     Class A 0.90%          $ 121.44                      --
AXA Aggressive Allocation ..................     Class B 0.00%          $ 122.43                      --
AXA Aggressive Allocation ..................     Class B 0.00%          $ 121.43                      --
AXA Aggressive Allocation ..................     Class B 0.60%          $ 121.52                      15
AXA Aggressive Allocation ..................     Class B 0.90%          $ 121.06                      --

AXA Conservative Allocation ................     Class A 0.00%          $ 109.01                       4
AXA Conservative Allocation ................     Class A 0.60%          $ 108.19                      13
AXA Conservative Allocation ................     Class A 0.80%          $ 107.92                      --
AXA Conservative Allocation ................     Class A 0.90%          $ 107.79                       2
AXA Conservative Allocation ................     Class B 0.00%          $ 108.67                      --
AXA Conservative Allocation ................     Class B 0.60%          $ 107.86                       2
AXA Conservative Allocation ................     Class B 0.90%          $ 107.45                      --

AXA Conservative-Plus Allocation ...........     Class A 0.00%          $ 112.95                       5
AXA Conservative-Plus Allocation ...........     Class A 0.60%          $ 112.10                       6
AXA Conservative-Plus Allocation ...........     Class A 0.80%          $ 111.82                      --
AXA Conservative-Plus Allocation ...........     Class A 0.90%          $ 111.68                      --
AXA Conservative-Plus Allocation ...........     Class B 0.00%          $ 112.59                      --
AXA Conservative-Plus Allocation ...........     Class B 0.60%          $ 111.75                       3
AXA Conservative-Plus Allocation ...........     Class B 0.90%          $ 111.33                      --

AXA Moderate Allocation ....................     Class A 0.00%          $ 237.11                     415
AXA Moderate Allocation ....................     Class A 0.60%          $ 545.87                   2,156
AXA Moderate Allocation ....................     Class A 0.80%          $ 179.84                      24
AXA Moderate Allocation ....................     Class A 0.90%          $ 229.71                     438
AXA Moderate Allocation ....................     Class B 0.00%          $ 237.11                      --
AXA Moderate Allocation ....................     Class B 0.00%          $ 118.80                      --
AXA Moderate Allocation ....................     Class B 0.60%          $ 117.29                     660
AXA Moderate Allocation ....................     Class B 0.90%          $ 125.97                      --

AXA Moderate-Plus Allocation ...............     Class A 0.00%          $ 121.36                      45
AXA Moderate-Plus Allocation ...............     Class A 0.60%          $ 120.45                      58
AXA Moderate-Plus Allocation ...............     Class A 0.80%          $ 120.15                      --
AXA Moderate-Plus Allocation ...............     Class A 0.90%          $ 120.00                       5
AXA Moderate-Plus Allocation ...............     Class B 0.00%          $ 120.99                      --
AXA Moderate-Plus Allocation ...............     Class B 0.60%          $ 120.08                      18
AXA Moderate-Plus Allocation ...............     Class B 0.90%          $ 119.63                      --

AXA Premier VIP Aggressive Equity ..........     Class A 0.00%          $ 154.55                     304
AXA Premier VIP Aggressive Equity ..........     Class A 0.60%          $ 634.87                     707
AXA Premier VIP Aggressive Equity ..........     Class A 0.80%          $  94.71                      33
AXA Premier VIP Aggressive Equity ..........     Class A 0.90%          $ 171.23                     152
AXA Premier VIP Aggressive Equity ..........     Class B 0.00%          $  80.86                      --
AXA Premier VIP Aggressive Equity ..........     Class B 0.60%          $  77.79                     195
AXA Premier VIP Aggressive Equity ..........     Class B 0.90%          $  76.29                      --

AXA Premier VIP Core Bond ..................     Class A 0.00%          $ 111.21                      64
AXA Premier VIP Core Bond ..................     Class A 0.00%          $ 105.09                       1
AXA Premier VIP Core Bond ..................     Class A 0.60%          $ 115.19                       5
AXA Premier VIP Core Bond ..................     Class B 0.00%          $ 116.59                      55
AXA Premier VIP Core Bond ..................     Class B 0.60%          $ 114.51                     356
AXA Premier VIP Core Bond ..................     Class B 0.80%          $ 113.82                       1
AXA Premier VIP Core Bond ..................     Class B 0.90%          $ 113.47                      21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                   Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                  ------------------   -----------------   --------------------------
AXA Premier VIP Health Care ...................     Class A 0.00%          $ 145.63                     17
AXA Premier VIP Health Care ...................     Class A 0.00%          $ 117.14                     --
AXA Premier VIP Health Care ...................     Class A 0.60%          $ 114.04                      2
AXA Premier VIP Health Care ...................     Class B 0.00%          $ 115.02                     41
AXA Premier VIP Health Care ...................     Class B 0.60%          $ 112.96                    118
AXA Premier VIP Health Care ...................     Class B 0.80%          $ 112.28                     --
AXA Premier VIP Health Care ...................     Class B 0.90%          $ 111.95                      7

AXA Premier VIP High Yield ....................     Class A 0.00%          $ 192.26                    216
AXA Premier VIP High Yield ....................     Class A 0.60%          $ 344.69                    392
AXA Premier VIP High Yield ....................     Class A 0.80%          $ 139.31                      7
AXA Premier VIP High Yield ....................     Class A 0.90%          $ 209.54                     54
AXA Premier VIP High Yield ....................     Class B 0.00%          $ 192.26                     --
AXA Premier VIP High Yield ....................     Class B 0.00%          $ 118.17                     --
AXA Premier VIP High Yield ....................     Class B 0.60%          $  98.64                    184
AXA Premier VIP High Yield ....................     Class B 0.90%          $  96.74                     --

AXA Premier VIP International Equity ..........     Class A 0.00%          $ 170.04                     24
AXA Premier VIP International Equity ..........     Class A 0.60%          $ 126.08                     --
AXA Premier VIP International Equity ..........     Class B 0.00%          $ 162.44                      2
AXA Premier VIP International Equity ..........     Class B 0.60%          $ 123.09                    169
AXA Premier VIP International Equity ..........     Class B 0.80%          $ 160.26                     --
AXA Premier VIP International Equity ..........     Class B 0.90%          $ 121.98                     10

AXA Premier VIP Large Cap Core Equity .........     Class A 0.00%          $ 149.32                     13
AXA Premier VIP Large Cap Core Equity .........     Class A 0.60%          $ 108.47                     --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.00%          $ 135.37                     --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.60%          $ 106.92                     19
AXA Premier VIP Large Cap Core Equity .........     Class B 0.80%          $ 133.56                     --
AXA Premier VIP Large Cap Core Equity .........     Class B 0.90%          $ 105.95                      1

AXA Premier VIP Large Cap Growth ..............     Class A 0.00%          $ 144.24                     23
AXA Premier VIP Large Cap Growth ..............     Class A 0.60%          $  99.99                      1
AXA Premier VIP Large Cap Growth ..............     Class B 0.00%          $ 130.68                      1
AXA Premier VIP Large Cap Growth ..............     Class B 0.60%          $  94.13                     80
AXA Premier VIP Large Cap Growth ..............     Class B 0.80%          $ 128.92                     --
AXA Premier VIP Large Cap Growth ..............     Class B 0.90%          $  93.28                      5

AXA Premier VIP Large Cap Value ...............     Class A 0.00%          $ 158.60                     15
AXA Premier VIP Large Cap Value ...............     Class A 0.60%          $ 118.01                      1
AXA Premier VIP Large Cap Value ...............     Class B 0.00%          $ 146.01                      1
AXA Premier VIP Large Cap Value ...............     Class B 0.60%          $ 118.09                     65
AXA Premier VIP Large Cap Value ...............     Class B 0.80%          $ 144.05                     --
AXA Premier VIP Large Cap Value ...............     Class B 0.90%          $ 117.02                      4

AXA Premier VIP Small/Mid Cap Growth ..........     Class A 0.00%          $ 169.69                     29
AXA Premier VIP Small/Mid Cap Growth ..........     Class A 0.60%          $ 101.88                      1
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.00%          $ 152.51                      3
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.60%          $  96.70                    160
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.80%          $ 150.46                     --
AXA Premier VIP Small/Mid Cap Growth ..........     Class B 0.90%          $  95.83                      8

AXA Premier VIP Small/Mid Cap Value ...........     Class A 0.00%          $ 181.48                     21
AXA Premier VIP Small/Mid Cap Value ...........     Class A 0.00%          $ 119.47                     --
AXA Premier VIP Small/Mid Cap Value ...........     Class A 0.60%          $ 118.35                      1
AXA Premier VIP Small/Mid Cap Value ...........     Class B 0.00%          $ 120.99                     42
AXA Premier VIP Small/Mid Cap Value ...........     Class B 0.60%          $ 118.82                    265

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                            Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                           ------------------   -----------------   --------------------------
AXA Premier VIP Small/Mid Cap Value ....................     Class B 0.80%          $ 118.11                      --
AXA Premier VIP Small/Mid Cap Value ....................     Class B 0.90%          $ 117.75                      20
AXA Premier VIP Technology .............................     Class A 0.00%          $ 186.28                      18
AXA Premier VIP Technology .............................     Class A 0.60%          $ 102.33                       1
AXA Premier VIP Technology .............................     Class B 0.00%          $ 154.13                      41
AXA Premier VIP Technology .............................     Class B 0.60%          $  93.31                     577
AXA Premier VIP Technology .............................     Class B 0.80%          $ 152.06                       1
AXA Premier VIP Technology .............................     Class B 0.90%          $  92.46                      26

Davis Value ............................................     Class A 0.60%          $ 127.96                       3

EQ/Alliance Common Stock ...............................     Class A 0.00%          $ 305.25                     708
EQ/Alliance Common Stock ...............................     Class A 0.60%          $ 827.96                   2,306
EQ/Alliance Common Stock ...............................     Class A 0.80%          $ 203.27                      71
EQ/Alliance Common Stock ...............................     Class A 0.90%          $ 349.40                     408
EQ/Alliance Common Stock ...............................     Class B 0.00%          $  97.01                       1
EQ/Alliance Common Stock ...............................     Class B 0.60%          $ 113.02                   1,784
EQ/Alliance Common Stock ...............................     Class B 0.90%          $ 110.84                      --

EQ/Alliance Growth and Income ..........................     Class A 0.00%          $ 339.60                     227
EQ/Alliance Growth and Income ..........................     Class A 0.60%          $ 313.97                     831
EQ/Alliance Growth and Income ..........................     Class A 0.80%          $ 246.53                      15
EQ/Alliance Growth and Income ..........................     Class A 0.90%          $ 303.47                     114
EQ/Alliance Growth and Income ..........................     Class B 0.00%          $ 128.71                      --
EQ/Alliance Growth and Income ..........................     Class B 0.60%          $ 127.43                     885
EQ/Alliance Growth and Income ..........................     Class B 0.90%          $ 144.35                      --

EQ/Alliance Intermediate Government Securities .........     Class A 0.00%          $ 183.09                     259
EQ/Alliance Intermediate Government Securities .........     Class A 0.60%          $ 210.94                     368
EQ/Alliance Intermediate Government Securities .........     Class A 0.80%          $ 152.57                       4
EQ/Alliance Intermediate Government Securities .........     Class A 0.90%          $ 174.64                      59
EQ/Alliance Intermediate Government Securities .........     Class B 0.00%          $ 133.80                      --
EQ/Alliance Intermediate Government Securities .........     Class B 0.60%          $ 129.31                     224
EQ/Alliance Intermediate Government Securities .........     Class B 0.90%          $ 129.91                      --

EQ/Alliance International ..............................     Class A 0.00%          $ 154.89                     382
EQ/Alliance International ..............................     Class A 0.60%          $ 146.07                   2,874
EQ/Alliance International ..............................     Class A 0.80%          $ 121.37                      18
EQ/Alliance International ..............................     Class A 0.90%          $ 141.83                     247
EQ/Alliance International ..............................     Class B 0.00%          $ 107.60                      --
EQ/Alliance International ..............................     Class B 0.60%          $ 110.38                     511
EQ/Alliance International ..............................     Class B 0.90%          $ 106.24                      --

EQ/Alliance Premier Growth .............................     Class A 0.00%          $ 134.65                      15
EQ/Alliance Premier Growth .............................     Class A 0.00%          $ 112.01                      --
EQ/Alliance Premier Growth .............................     Class A 0.60%          $  96.37                      --
EQ/Alliance Premier Growth .............................     Class B 0.00%          $  68.20                     110
EQ/Alliance Premier Growth .............................     Class B 0.60%          $  65.95                   1,273
EQ/Alliance Premier Growth .............................     Class B 0.80%          $  65.21                      10
EQ/Alliance Premier Growth .............................     Class B 0.90%          $  64.84                      52

EQ/Alliance Quality Bond ...............................     Class A 0.00%          $ 201.85                     184
EQ/Alliance Quality Bond ...............................     Class A 0.60%          $ 177.94                     368
EQ/Alliance Quality Bond ...............................     Class A 0.80%          $ 165.43                       3
EQ/Alliance Quality Bond ...............................     Class A 0.90%          $ 171.99                      39
EQ/Alliance Quality Bond ...............................     Class B 0.00%          $ 138.48                      --
EQ/Alliance Quality Bond ...............................     Class B 0.60%          $ 133.62                     235
EQ/Alliance Quality Bond ...............................     Class B 0.90%          $ 133.32                      --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                               Contract charges     Unit Fair Value     Units Outstanding (000's)
                                              ------------------   -----------------   --------------------------
EQ/Alliance Small Cap Growth ..............     Class A 0.00%          $ 173.61                     208
EQ/Alliance Small Cap Growth ..............     Class A 0.60%          $ 165.78                     628
EQ/Alliance Small Cap Growth ..............     Class A 0.80%          $ 163.23                       7
EQ/Alliance Small Cap Growth ..............     Class A 0.90%          $ 161.98                      70
EQ/Alliance Small Cap Growth ..............     Class B 0.00%          $ 129.95                      --
EQ/Alliance Small Cap Growth ..............     Class B 0.00%          $ 145.00                      --
EQ/Alliance Small Cap Growth ..............     Class B 0.60%          $ 125.01                     408
EQ/Alliance Small Cap Growth ..............     Class B 0.90%          $ 122.60                      --

EQ/Bernstein Diversified Value ............     Class A 0.00%          $ 161.68                      68
EQ/Bernstein Diversified Value ............     Class A 0.00%          $ 119.79                      --
EQ/Bernstein Diversified Value ............     Class A 0.60%          $ 119.95                       6
EQ/Bernstein Diversified Value ............     Class B 0.00%          $ 122.91                     265
EQ/Bernstein Diversified Value ............     Class B 0.60%          $ 118.37                      13
EQ/Bernstein Diversified Value ............     Class B 0.60%          $ 137.83                   1,041
EQ/Bernstein Diversified Value ............     Class B 0.80%          $ 117.72                       6
EQ/Bernstein Diversified Value ............     Class B 0.90%          $ 135.18                     100

EQ/Calvert Socially Responsible ...........     Class A 0.00%          $ 137.01                      --
EQ/Calvert Socially Responsible ...........     Class B 0.00%          $  87.31                      --
EQ/Calvert Socially Responsible ...........     Class B 0.60%          $  84.52                      --
EQ/Calvert Socially Responsible ...........     Class B 0.90%          $  83.16                      --

EQ/Capital Guardian Growth ................     Class A 0.00%          $ 134.73                      --
EQ/Capital Guardian Growth ................     Class B 0.00%          $  73.72                      --
EQ/Capital Guardian Growth ................     Class B 0.60%          $  82.13                      17
EQ/Capital Guardian Growth ................     Class B 0.60%          $  72.10                       6
EQ/Capital Guardian Growth ................     Class B 0.90%          $  80.54                      --

EQ/Capital Guardian International .........     Class A 0.00%          $ 161.71                       1
EQ/Capital Guardian International .........     Class A 0.60%          $ 124.87                       2
EQ/Capital Guardian International .........     Class B 0.00%          $ 106.66                      --
EQ/Capital Guardian International .........     Class B 0.60%          $ 102.96                      31
EQ/Capital Guardian International .........     Class B 0.90%          $ 101.31                      --

EQ/Capital Guardian Research ..............     Class A 0.00%          $ 159.34                       1
EQ/Capital Guardian Research ..............     Class A 0.00%          $ 117.30                      --
EQ/Capital Guardian Research ..............     Class A 0.60%          $ 108.01                       2
EQ/Capital Guardian Research ..............     Class B 0.00%          $ 123.17                     125
EQ/Capital Guardian Research ..............     Class B 0.60%          $ 119.27                     514
EQ/Capital Guardian Research ..............     Class B 0.80%          $ 118.00                       5
EQ/Capital Guardian Research ..............     Class B 0.90%          $ 117.36                      41

EQ/Capital Guardian U.S. Equity ...........     Class A 0.00%          $ 167.47                      22
EQ/Capital Guardian U.S. Equity ...........     Class A 0.00%          $ 115.20                      --
EQ/Capital Guardian U.S. Equity ...........     Class A 0.60%          $ 112.42                       3
EQ/Capital Guardian U.S. Equity ...........     Class B 0.00%          $ 119.65                      66
EQ/Capital Guardian U.S. Equity ...........     Class B 0.60%          $ 115.87                     401
EQ/Capital Guardian U.S. Equity ...........     Class B 0.80%          $ 114.63                       1
EQ/Capital Guardian U.S. Equity ...........     Class B 0.90%          $ 114.01                      32

EQ/Emerging Markets Equity ................     Class A 0.00%          $ 215.81                      21
EQ/Emerging Markets Equity ................     Class A 0.00%          $ 134.04                      --
EQ/Emerging Markets Equity ................     Class B 0.00%          $ 117.64                     162
EQ/Emerging Markets Equity ................     Class B 0.60%          $ 112.53                     643
EQ/Emerging Markets Equity ................     Class B 0.60%          $ 152.58                      24
EQ/Emerging Markets Equity ................     Class B 0.80%          $ 110.88                       3
EQ/Emerging Markets Equity ................     Class B 0.90%          $ 110.06                      47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                Contract charges     Unit Fair Value     Units Outstanding (000's)
                                               ------------------   -----------------   --------------------------
EQ/Enterprise Equity .......................     Class B 0.00%          $ 111.55                      --
EQ/Enterprise Equity Income ................     Class B 0.00%          $ 107.29                      --

EQ/Enterprise Growth .......................     Class B 0.00%          $ 104.97                      --

EQ/Enterprise Growth and Income ............     Class B 0.00%          $ 109.56                      --

EQ/Enterprise Small Company Growth .........     Class B 0.00%          $ 114.93                      --
EQ/Enterprise Small Company Value ..........     Class B 0.00%          $ 113.57                       1

EQ/Equity 500 Index ........................     Class A 0.00%          $ 299.58                     477
EQ/Equity 500 Index ........................     Class A 0.60%          $ 283.62                   1,452
EQ/Equity 500 Index ........................     Class A 0.80%          $ 195.46                      21
EQ/Equity 500 Index ........................     Class A 0.90%          $ 274.48                     222
EQ/Equity 500 Index ........................     Class B 0.00%          $  92.28                      --
EQ/Equity 500 Index ........................     Class B 0.60%          $  92.19                   1,115
EQ/Equity 500 Index ........................     Class B 0.90%          $ 104.03                      --

EQ/Evergreen Omega .........................     Class A 0.00%          $ 151.49                      --
EQ/Evergreen Omega .........................     Class A 0.00%          $ 107.45                      --
EQ/Evergreen Omega .........................     Class B 0.00%          $  88.21                      21
EQ/Evergreen Omega .........................     Class B 0.60%          $  82.77                      91
EQ/Evergreen Omega .........................     Class B 0.80%          $  84.50                      --
EQ/Evergreen Omega .........................     Class B 0.90%          $  81.39                      --
EQ/Evergreen Omega .........................     Class B 0.90%          $  84.05                       5

EQ/FI Mid Cap ..............................     Class A 0.00%          $ 181.73                      42
EQ/FI Mid Cap ..............................     Class A 0.00%          $ 122.81                      --
EQ/FI Mid Cap ..............................     Class A 0.60%          $ 133.95                       2
EQ/FI Mid Cap ..............................     Class B 0.00%          $ 118.14                     110
EQ/FI Mid Cap ..............................     Class B 0.60%          $ 115.10                     620
EQ/FI Mid Cap ..............................     Class B 0.80%          $ 114.10                       2
EQ/FI Mid Cap ..............................     Class B 0.90%          $ 113.60                      29

EQ/FI Small/Mid Cap Value ..................     Class A 0.00%          $ 169.09                      45
EQ/FI Small/Mid Cap Value ..................     Class A 0.00%          $ 121.76                      --
EQ/FI Small/Mid Cap Value ..................     Class A 0.60%          $ 125.77                       5
EQ/FI Small/Mid Cap Value ..................     Class B 0.00%          $ 159.85                     177
EQ/FI Small/Mid Cap Value ..................     Class B 0.60%          $ 148.28                      61
EQ/FI Small/Mid Cap Value ..................     Class B 0.60%          $ 152.64                   1,047
EQ/FI Small/Mid Cap Value ..................     Class B 0.80%          $ 150.30                       6
EQ/FI Small/Mid Cap Value ..................     Class B 0.90%          $ 117.59                      --
EQ/FI Small/Mid Cap Value ..................     Class B 0.90%          $ 149.15                      81

EQ/J.P. Morgan Core Bond ...................     Class A 0.00%          $ 110.55                      50
EQ/J.P. Morgan Core Bond ...................     Class A 0.60%          $ 116.38                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.00%          $ 116.85                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.60%          $ 138.31                      23
EQ/J.P. Morgan Core Bond ...................     Class B 0.60%          $ 140.71                      56
EQ/J.P. Morgan Core Bond ...................     Class B 0.80%          $ 114.00                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.90%          $ 138.00                      --
EQ/J.P. Morgan Core Bond ...................     Class B 0.90%          $ 113.65                       1

EQ/Janus Large Cap Growth ..................     Class A 0.00%          $ 147.47                      --
EQ/Janus Large Cap Growth ..................     Class A 0.00%          $ 116.43                      --
EQ/Janus Large Cap Growth ..................     Class A 0.60%          $  99.96                       1
EQ/Janus Large Cap Growth ..................     Class B 0.00%          $  63.89                      59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                              Contract charges     Unit Fair Value     Units Outstanding (000's)
                                             ------------------   -----------------   --------------------------
EQ/Janus Large Cap Growth ................     Class B 0.60%          $  62.25                    309
EQ/Janus Large Cap Growth ................     Class B 0.80%          $  61.71                      1
EQ/Janus Large Cap Growth ................     Class B 0.90%          $  61.44                     14

EQ/JP Morgan Value Opportunities .........     Class A 0.00%          $ 154.06                     --
EQ/JP Morgan Value Opportunities .........     Class A 0.00%          $ 118.27                     --
EQ/JP Morgan Value Opportunities .........     Class B 0.00%          $ 146.48                     46
EQ/JP Morgan Value Opportunities .........     Class B 0.60%          $  98.16                     27
EQ/JP Morgan Value Opportunities .........     Class B 0.60%          $ 139.87                    157
EQ/JP Morgan Value Opportunities .........     Class B 0.80%          $ 137.73                      2
EQ/JP Morgan Value Opportunities .........     Class B 0.90%          $ 136.67                     17

EQ/Lazard Small Cap Value ................     Class A 0.00%          $ 177.17                     27
EQ/Lazard Small Cap Value ................     Class A 0.60%          $ 175.86                      1
EQ/Lazard Small Cap Value ................     Class B 0.00%          $ 190.60                     --
EQ/Lazard Small Cap Value ................     Class B 0.00%          $ 189.19                      2
EQ/Lazard Small Cap Value ................     Class B 0.60%          $ 178.52                      6
EQ/Lazard Small Cap Value ................     Class B 0.60%          $ 183.35                     55
EQ/Lazard Small Cap Value ................     Class B 0.80%          $ 181.21                     --
EQ/Lazard Small Cap Value ................     Class B 0.90%          $ 180.23                      3

EQ/Marsico Focus .........................     Class A 0.00%          $ 141.05                     66
EQ/Marsico Focus .........................     Class A 0.00%          $ 113.48                     --
EQ/Marsico Focus .........................     Class A 0.60%          $ 140.01                      1
EQ/Marsico Focus .........................     Class B 0.00%          $ 136.17                     85
EQ/Marsico Focus .........................     Class B 0.60%          $ 133.54                    473
EQ/Marsico Focus .........................     Class B 0.80%          $ 132.67                      2
EQ/Marsico Focus .........................     Class B 0.90%          $ 132.24                     34

EQ/Mercury Basic Value Equity ............     Class A 0.00%          $ 165.39                     38
EQ/Mercury Basic Value Equity ............     Class A 0.00%          $ 118.45                     --
EQ/Mercury Basic Value Equity ............     Class A 0.60%          $ 164.16                      1
EQ/Mercury Basic Value Equity ............     Class B 0.00%          $ 221.53                    162
EQ/Mercury Basic Value Equity ............     Class B 0.60%          $ 211.55                    613
EQ/Mercury Basic Value Equity ............     Class B 0.60%          $ 138.34                     53
EQ/Mercury Basic Value Equity ............     Class B 0.80%          $ 208.30                      5
EQ/Mercury Basic Value Equity ............     Class B 0.90%          $ 206.70                     51

EQ/Mercury International Value ...........     Class A 0.00%          $ 165.41                     32
EQ/Mercury International Value ...........     Class A 0.00%          $ 129.89                     --
EQ/Mercury International Value ...........     Class A 0.60%          $ 126.22                      2
EQ/Mercury International Value ...........     Class B 0.00%          $ 123.09                    172
EQ/Mercury International Value ...........     Class B 0.60%          $ 128.52                     12
EQ/Mercury International Value ...........     Class B 0.60%          $ 131.23                    588
EQ/Mercury International Value ...........     Class B 0.80%          $ 117.90                      3
EQ/Mercury International Value ...........     Class B 0.90%          $ 128.70                     71

EQ/MFS Emerging Growth Companies .........     Class A 0.00%          $ 150.63                     13
EQ/MFS Emerging Growth Companies .........     Class A 0.00%          $ 114.44                     --
EQ/MFS Emerging Growth Companies .........     Class A 0.60%          $ 100.02                     --
EQ/MFS Emerging Growth Companies .........     Class B 0.00%          $ 146.44                    136
EQ/MFS Emerging Growth Companies .........     Class B 0.60%          $  80.35                     78
EQ/MFS Emerging Growth Companies .........     Class B 0.60%          $ 139.84                    955
EQ/MFS Emerging Growth Companies .........     Class B 0.80%          $ 137.69                     10
EQ/MFS Emerging Growth Companies .........     Class B 0.90%          $ 136.63                     61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2004


                                                          Contract charges     Unit Fair Value     Units Outstanding (000's)
                                                         ------------------   -----------------   --------------------------
EQ/MFS Investors Trust ...............................     Class A 0.00%          $ 141.33                     --
EQ/MFS Investors Trust ...............................     Class A 0.00%          $ 117.21                     --
EQ/MFS Investors Trust ...............................     Class A 0.60%          $ 105.89                     --
EQ/MFS Investors Trust ...............................     Class B 0.00%          $  92.74                     16
EQ/MFS Investors Trust ...............................     Class B 0.60%          $  89.68                     92
EQ/MFS Investors Trust ...............................     Class B 0.80%          $  88.68                     --
EQ/MFS Investors Trust ...............................     Class B 0.90%          $  88.18                     13

EQ/Money Market ......................................     Class A 0.00%          $ 148.04                    558
EQ/Money Market ......................................     Class A 0.60%          $ 223.30                    690
EQ/Money Market ......................................     Class A 0.80%          $ 128.42                      4
EQ/Money Market ......................................     Class A 0.90%          $ 143.42                     86
EQ/Money Market ......................................     Class B 0.00%          $ 114.69                     --
EQ/Money Market ......................................     Class B 0.00%          $ 148.04                      3
EQ/Money Market ......................................     Class B 0.60%          $ 115.95                    592
EQ/Money Market ......................................     Class B 0.90%          $ 113.71                     --

EQ/Small Company Index ...............................     Class A 0.00%          $ 192.20                     23
EQ/Small Company Index ...............................     Class A 0.60%          $ 168.29                     82
EQ/Small Company Index ...............................     Class A 0.60%          $ 130.46                      9
EQ/Small Company Index ...............................     Class B 0.00%          $ 141.99                     --
EQ/Small Company Index ...............................     Class B 0.60%          $ 149.03                      2
EQ/Small Company Index ...............................     Class B 0.60%          $ 150.96                     34
EQ/Small Company Index ...............................     Class B 0.80%          $ 166.99                     --
EQ/Small Company Index ...............................     Class B 0.90%          $ 148.06                      6

Fidelity VIP Asset Manager: Growth ...................     Class B 0.00%          $ 125.62                     11

Fidelity VIP Contrafund ..............................     Class B 0.00%          $ 146.29                     59

Fidelity VIP Equity-Income ...........................     Class B 0.00%          $ 144.62                     34

Fidelity VIP Growth & Income .........................     Class B 0.00%          $ 123.99                     17

Fidelity VIP High Income .............................     Class B 0.00%          $ 125.04                     24

Fidelity VIP Investment Grade Bond ...................     Class B 0.00%          $ 106.72                     60

Fidelity VIP Mid Cap .................................     Class B 0.00%          $ 179.46                     61

Fidelity VIP Value ...................................     Class B 0.00%          $ 141.88                     10

Fidelity VIP Value Strategies ........................     Class B 0.00%          $ 175.60                     16

Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.00%          $  99.90                      6
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.60%          $  98.89                     39
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.80%          $  98.56                     --
Laudus Rosenberg VIT Value Long/Short Equity .........     Class B 0.90%          $  98.39                      1

MFS Mid Cap Growth ...................................     Class A 0.60%          $ 121.45                      1

PEA Renaissance ......................................     Class A 0.00%          $ 219.93                     50
PEA Renaissance ......................................     Class A 0.00%          $ 125.82                     --
PEA Renaissance ......................................     Class A 0.60%          $ 186.54                     76
PEA Renaissance ......................................     Class A 0.60%          $ 158.09                      2
PEA Renaissance ......................................     Class A 0.80%          $ 185.90                     --
PEA Renaissance ......................................     Class A 0.90%          $ 185.59                      7

PIMCO Total Return ...................................     Class A 0.60%          $ 114.84                      2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2004


                                       Contract charges     Unit Fair Value     Units Outstanding (000's)
                                      ------------------   -----------------   --------------------------
U.S. Real Estate - Class I.........     Class A 0.00%          $ 140.27                     --
U.S. Real Estate - Class I.........     Class A 0.00%          $ 197.12                    148
U.S. Real Estate - Class I.........     Class A 0.60%          $ 175.16                    116
U.S. Real Estate - Class I.........     Class A 0.80%          $ 174.56                     --
U.S. Real Estate - Class I.........     Class A 0.90%          $ 174.27                      7

Vanguard VIF Equity Index .........     Class A 0.60%          $ 108.79                     19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Aggressive   AXA Conservative   AXA Conservative-Plus
                                                      Allocation        Allocation            Allocation
                                                   ---------------- ------------------ -----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $101,558          $ 59,029              $39,535
 Expenses:
  Mortality and expense risk charges .............       25,999             7,181                3,662
                                                       --------          --------              -------
Net Investment Income (Loss) .....................       75,559            51,848               35,873
                                                       --------          --------              -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       22,185            73,582                9,615
  Realized gain distribution from The Trusts .....        2,088               585                  547
                                                       --------          --------              -------
 Net realized gain (loss) ........................       24,273            74,167               10,162
                                                       --------          --------              -------
 Change in unrealized appreciation
  (depreciation) of investments ..................      477,426             7,704               37,565
                                                       --------          --------              -------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      501,699            81,871               47,727
                                                       --------          --------              -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $577,258          $133,719              $83,600
                                                       ========          ========              =======



                                                                                         AXA Premier
                                                    AXA Moderate   AXA Moderate-Plus   VIP Aggressive    AXA Premier
                                                     Allocation        Allocation          Equity       VIP Core Bond
                                                   -------------- ------------------- ---------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 39,597,759       $  288,019       $         --     $1,768,024
 Expenses:
  Mortality and expense risk charges .............     8,305,273           28,164          2,871,240        255,288
                                                    ------------       ----------       ------------     ----------
Net Investment Income (Loss) .....................    31,292,486          259,855         (2,871,240)     1,512,736
                                                    ------------       ----------       ------------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    12,413,462           62,393         (4,480,586)        19,532
  Realized gain distribution from The Trusts .....            --            3,244                 --        307,749
                                                    ------------       ----------       ------------     ----------
 Net realized gain (loss) ........................    12,413,462           65,637         (4,480,586)       327,281
                                                    ------------       ----------       ------------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    70,588,454          793,992         64,845,527        (96,365)
                                                    ------------       ----------       ------------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    83,001,916          859,629         60,364,941        230,916
                                                    ------------       ----------       ------------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $114,294,402       $1,119,484       $ 57,493,701     $1,743,652
                                                    ============       ==========       ============     ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Premier VIP   AXA Premier VIP
                                                      Health Care        High Yield
                                                   ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  711,810       $ 12,886,725
 Expenses:
  Mortality and expense risk charges .............        71,981            920,979
                                                      ----------       ------------
Net Investment Income (Loss) .....................       639,829         11,965,746
                                                      ----------       ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       819,348         (1,027,111)
  Realized gain distribution from The Trusts .....       527,707                 --
                                                      ----------       ------------
 Net realized gain (loss) ........................     1,347,055         (1,027,111)
                                                      ----------       ------------
 Change in unrealized appreciation
  (depreciation) of investments ..................       (83,621)         3,813,355
                                                      ----------       ------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,263,434          2,786,244
                                                      ----------       ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,903,263       $ 14,751,990
                                                      ==========       ============



                                                                           AXA Premier VIP  AXA Premier VIP   AXA Premier VIP
                                                       AXA Premier VIP        Large Cap        Large Cap         Large Cap
                                                    International Equity     Core Equity         Growth            Value
                                                   ---------------------- ---------------- ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $  479,544           $ 92,153         $      --          $537,329
 Expenses:
  Mortality and expense risk charges .............           91,627             10,801            38,302            29,020
                                                         ----------           --------         ---------          --------
Net Investment Income (Loss) .....................          387,917             81,352           (38,302)          508,310
                                                         ----------           --------         ---------          --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............          400,887             85,149           290,889           291,619
  Realized gain distribution from The Trusts .....          248,132             87,685                --            89,758
                                                         ----------           --------         ---------          --------
 Net realized gain (loss) ........................          649,019            172,834           290,889           381,377
                                                         ----------           --------         ---------          --------
 Change in unrealized appreciation
  (depreciation) of investments ..................        2,118,963             78,232           366,619            96,054
                                                         ----------           --------         ---------          --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        2,767,982            251,066           657,508           477,431
                                                         ----------           --------         ---------          --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $3,155,899           $332,418         $ 619,206          $985,741
                                                         ==========           ========         =========          ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    AXA Premier VIP  AXA Premier VIP
                                                       Small/Mid        Small/Mid
                                                      Cap Growth        Cap Value
                                                   ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  267,647        $1,446,577
 Expenses:
  Mortality and expense risk charges .............        78,814           164,060
                                                      ----------        ----------
Net Investment Income (Loss) .....................       188,833         1,282,517
                                                      ----------        ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       230,077         2,338,995
  Realized gain distribution from The Trusts .....        35,532           783,391
                                                      ----------        ----------
 Net realized gain (loss) ........................       265,609         3,122,386
                                                      ----------        ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     1,519,660           603,397
                                                      ----------        ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     1,785,269         3,725,783
                                                      ----------        ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $1,974,102        $5,008,300
                                                      ==========        ==========



                                                    AXA Premier VIP                   EQ/Alliance       EQ/Alliance
                                                       Technology     Davis Value    Common Stock    Growth and Income
                                                   ----------------- ------------- ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  455,823        $ 1,429     $  28,413,743      $ 7,566,983
 Expenses:
  Mortality and expense risk charges .............       219,568          2,061        13,304,640        2,402,977
                                                      ----------        -------     -------------      -----------
Net Investment Income (Loss) .....................       236,255           (632)       15,109,103        5,164,006
                                                      ----------        -------     -------------      -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      (356,425)        12,315       (43,987,348)         (28,569)
  Realized gain distribution from The Trusts .....            51             --                --               --
                                                      ----------        -------     -------------      -----------
 Net realized gain (loss) ........................      (356,374)        12,315       (43,987,348)         (28,569)
                                                      ----------        -------     -------------      -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     6,181,987         24,730       333,110,059       47,110,785
                                                      ----------        -------     -------------      -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     5,825,613         37,045       289,122,711       47,082,216
                                                      ----------        -------     -------------      -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $6,061,868        $36,413     $ 304,231,814      $52,246,222
                                                      ==========        =======     =============      ===========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Alliance
                                                     Intermediate
                                                      Government     EQ/Alliance      EQ/Alliance
                                                      Securities    International   Premier Growth
                                                   --------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   5,338,788    $11,008,760    $          --
 Expenses:
  Mortality and expense risk charges .............        809,561      2,880,351          519,632
                                                    -------------    -----------    -------------
Net Investment Income (Loss) .....................      4,529,227      8,128,409         (519,632)
                                                    -------------    -----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,102,779     11,777,975       (3,100,383)
  Realized gain distribution from The Trusts .....          8,883             --               --
                                                    -------------    -----------    -------------
 Net realized gain (loss) ........................      1,111,662     11,777,975       (3,100,383)
                                                    -------------    -----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,747,971)    67,042,531       10,717,948
                                                    -------------    -----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     (1,636,309)    78,820,506        7,617,565
                                                    -------------    -----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   2,892,918    $86,948,915    $   7,097,933
                                                    =============    ===========    =============



                                                                     EQ/Alliance
                                                     EQ/Alliance      Small Cap      EQ/Bernstein
                                                     Quality Bond      Growth      Diversified Value
                                                   --------------- -------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $   5,623,650   $        --       $ 2,541,346
 Expenses:
  Mortality and expense risk charges .............        670,526       947,273           895,361
                                                    -------------   -----------       -----------
Net Investment Income (Loss) .....................      4,953,124      (947,273)        1,645,985
                                                    -------------   -----------       -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,722,076     1,617,264         2,474,446
  Realized gain distribution from The Trusts .....        367,866            --         1,293,069
                                                    -------------   -----------       -----------
 Net realized gain (loss) ........................      2,089,942     1,617,264         3,767,515
                                                    -------------   -----------       -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     (2,124,999)   23,779,473        16,966,823
                                                    -------------   -----------       -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        (35,057)   25,396,737        20,734,338
                                                    -------------   -----------       -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $   4,918,067   $24,449,464       $22,380,323
                                                    =============   ===========       ===========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/Calvert                       EQ/Capital
                                                      Socially       EQ/Capital        Guardian
                                                    Responsible   Guardian Growth   International
                                                   ------------- ----------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $   --        $   10,395         $ 48,689
 Expenses:
  Mortality and expense risk charges .............        34            10,762           18,163
                                                      ------        ----------         --------
Net Investment Income (Loss) .....................       (34)             (367)          30,526
                                                      ------        ----------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        24           (72,285)          12,771
  Realized gain distribution from The Trusts .....        --                --               --
                                                      ------        ----------         --------
 Net realized gain (loss) ........................        24           (72,285)          12,771
                                                      ------        ----------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................     3,027           159,336          369,771
                                                      ------        ----------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     3,051            87,051          382,542
                                                      ------        ----------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,017        $   86,684         $413,068
                                                      ======        ==========         ========



                                                                         EQ/Capital
                                                        EQ/Capital        Guardian     EQ/Emerging
                                                    Guardian Research   U.S. Equity   Markets Equity
                                                   ------------------- ------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $  498,548      $  291,498     $   594,532
 Expenses:
  Mortality and expense risk charges .............         396,431         295,923         404,396
                                                        ----------      ----------     -----------
Net Investment Income (Loss) .....................         102,117          (4,425)        190,136
                                                        ----------      ----------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       3,549,630       2,596,068       4,077,352
  Realized gain distribution from The Trusts .....              --              --              --
                                                        ----------      ----------     -----------
 Net realized gain (loss) ........................       3,549,630       2,596,068       4,077,352
                                                        ----------      ----------     -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................       4,147,455       2,283,370      13,942,402
                                                        ----------      ----------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       7,697,085       4,879,438      18,019,754
                                                        ----------      ----------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $7,799,202      $4,875,013     $18,209,890
                                                        ==========      ==========     ===========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Enterprise     EQ/Enterprise     EQ/Enterprise
                                                      Equity (a)    Equity Income (a)     Growth (a)
                                                   --------------- ------------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................       $--               $208              $ 2
 Expenses:
  Mortality and expense risk charges .............        --                 --               --
                                                         ---               ----              ---
Net Investment Income (Loss) .....................        --                208                2
                                                         ---               ----              ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        --                 47               --
  Realized gain distribution from The Trusts .....        --                 --               --
                                                         ---               ----              ---
 Net realized gain (loss) ........................        --                 47               --
                                                         ---               ----              ---
 Change in unrealized appreciation
  (depreciation) of investments ..................        95                259               62
                                                         ---               ----              ---
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        95                306               62
                                                         ---               ----              ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................       $95               $514              $64
                                                         ===               ====              ===



                                                                            EQ/Enterprise   EQ/Enterprise
                                                        EQ/Enterprise       Small Company   Small Company
                                                    Growth and Income (a)     Growth (a)      Value (a)
                                                   ----------------------- --------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................           $20                 $--            $  119
 Expenses:
  Mortality and expense risk charges .............            --                  --                --
                                                             ---                 ---            ------
Net Investment Income (Loss) .....................            20                  --               119
                                                             ---                 ---            ------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............            --                   1               106
  Realized gain distribution from The Trusts .....            --                  --             2,396
                                                             ---                 ---            ------
 Net realized gain (loss) ........................            --                   1             2,502
                                                             ---                 ---            ------
 Change in unrealized appreciation
  (depreciation) of investments ..................            63                  98             2,357
                                                             ---                 ---            ------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................            63                  99             4,859
                                                             ---                 ---            ------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................           $83                 $99            $4,978
                                                             ===                 ===            ======

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/Equity 500  EQ/Evergreen
                                                        Index          Omega      EQ/FI Mid Cap
                                                   -------------- -------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 11,362,495    $  27,591      $ 1,986,658
 Expenses:
  Mortality and expense risk charges .............     3,417,927       42,562          391,790
                                                    ------------    ---------      -----------
Net Investment Income (Loss) .....................     7,944,568      (14,971)       1,594,868
                                                    ------------    ---------      -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    (3,696,894)     295,602        4,250,705
  Realized gain distribution from The Trusts .....            --           --        3,496,349
                                                    ------------    ---------      -----------
 Net realized gain (loss) ........................    (3,696,894)     295,602        7,747,054
                                                    ------------    ---------      -----------
 Change in unrealized appreciation
  (depreciation) of investments ..................    61,540,522      262,850        3,132,345
                                                    ------------    ---------      -----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................    57,843,628      558,452       10,879,399
                                                    ------------    ---------      -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $ 65,788,196    $ 543,481      $12,474,267
                                                    ============    =========      ===========



                                                    EQ/FI Small/Mid   EQ/J.P. Morgan   EQ/Janus Large
                                                       Cap Value         Core Bond       Cap Growth
                                                   ----------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $ 4,941,377      $   671,261       $   56,681
 Expenses:
  Mortality and expense risk charges .............        997,768           61,746          114,630
                                                      -----------      -----------       ----------
Net Investment Income (Loss) .....................      3,943,609          609,515          (57,949)
                                                      -----------      -----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      3,671,698           88,802          510,134
  Realized gain distribution from The Trusts .....     12,970,453           41,055               --
                                                      -----------      -----------       ----------
 Net realized gain (loss) ........................     16,642,151          129,857          510,134
                                                      -----------      -----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     11,003,613         (231,678)       2,080,218
                                                      -----------      -----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     27,645,764         (101,821)       2,590,352
                                                      -----------      -----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $31,589,373      $   507,694       $2,532,403
                                                      ===========      ===========       ==========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     EQ/JP Morgan    EQ/Lazard
                                                        Value        Small Cap     EQ/Marsico
                                                    Opportunities      Value          Focus
                                                   --------------- ------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  426,834    $  777,401     $       --
 Expenses:
  Mortality and expense risk charges .............       166,510        31,829        376,557
                                                      ----------    ----------     ----------
Net Investment Income (Loss) .....................       260,324       745,572     $ (376,557)
                                                      ----------    ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       379,250       109,189      3,323,999
  Realized gain distribution from The Trusts .....            --       685,284             --
                                                      ----------    ----------     ----------
 Net realized gain (loss) ........................       379,250       794,473      3,323,999
                                                      ----------    ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................     2,628,929       206,402      5,043,614
                                                      ----------    ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     3,008,179     1,000,875      8,367,613
                                                      ----------    ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,268,503    $1,746,447     $7,991,056
                                                      ==========    ==========     ==========



                                                     EQ/Mercury
                                                    Basic Value        EQ/Mercury       EQ/MFS Emerging
                                                       Equity     International Value   Growth Companies
                                                   ------------- --------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................  $ 3,781,659       $ 1,581,760       $           --
 Expenses:
  Mortality and expense risk charges .............      853,978           465,362              881,785
                                                    -----------       -----------       --------------
Net Investment Income (Loss) .....................    2,927,681         1,116,398             (881,785)
                                                    -----------       -----------       --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............    2,808,053         1,937,094          (11,495,056)
  Realized gain distribution from The Trusts .....    5,352,569                --                   --
                                                    -----------       -----------       --------------
 Net realized gain (loss) ........................    8,160,622         1,937,094          (11,495,056)
                                                    -----------       -----------       --------------
 Change in unrealized appreciation
  (depreciation) of investments ..................    6,139,148        16,106,975           31,243,426
                                                    -----------       -----------       --------------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................   14,299,770        18,044,069           19,748,370
                                                    -----------       -----------       --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................  $17,227,451       $19,160,467       $   18,866,585
                                                    ===========       ===========       ==============

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    EQ/MFS Investors    EQ/Money
                                                         Trust           Market
                                                   ----------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $   61,224     $3,442,319
 Expenses:
  Mortality and expense risk charges .............         59,854      1,767,013
                                                       ----------     ----------
Net Investment Income (Loss) .....................          1,370      1,675,306
                                                       ----------     ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        347,651       (632,791)
  Realized gain distribution from The Trusts .....             --             --
                                                       ----------     ----------
 Net realized gain (loss) ........................        347,651       (632,791)
                                                       ----------     ----------
 Change in unrealized appreciation
  (depreciation) of investments ..................        789,302        746,150
                                                       ----------     ----------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      1,136,953        113,359
                                                       ----------     ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $1,138,323     $1,788,665
                                                       ==========     ==========



                                                       EQ/Small      Fidelity Asset   Fidelity VIP   Fidelity VIP
                                                    Company Index   Manager: Growth    Contrafund    Equity-Income
                                                   --------------- ----------------- -------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................    $  584,414      $   27,379        $  6,220       $ 48,260
 Expenses:
  Mortality and expense risk charges .............       101,815              --              --             --
                                                      ----------      ----------        --------       --------
Net Investment Income (Loss) .....................       482,599          27,379           6,220         48,260
                                                      ----------      ----------        --------       --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............       955,470          95,655         283,230        156,282
  Realized gain distribution from The Trusts .....       385,705              --              --             --
                                                      ----------      ----------        --------       --------
 Net realized gain (loss) ........................     1,341,175          95,655         283,230        156,282
                                                      ----------      ----------        --------       --------
 Change in unrealized appreciation
  (depreciation) of investments ..................     1,541,998         (46,761)        564,446        191,199
                                                      ----------      ----------        --------       --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................     2,883,173          48,894         847,676        347,481
                                                      ----------      ----------        --------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................    $3,365,772      $   76,273        $853,896       $395,741
                                                      ==========      ==========        ========       ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                      Fidelity VIP    Fidelity VIP
                                                    Growth & Income    High Income
                                                   ----------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $ 12,425        $149,283
 Expenses:
  Mortality and expense risk charges .............            --              --
                                                        --------        --------
Net Investment Income (Loss) .....................        12,425         149,283
                                                        --------        --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        50,336           1,165
  Realized gain distribution from The Trusts .....            --              --
                                                        --------        --------
 Net realized gain (loss) ........................        50,336           1,165
                                                        --------        --------
 Change in unrealized appreciation
  (depreciation) of investments ..................        45,273          (1,488)
                                                        --------        --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        95,609            (323)
                                                        --------        --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $108,034        $148,960
                                                        ========        ========



                                                      Fidelity VIP
                                                    Investment Grade   Fidelity VIP   Fidelity VIP     Fidelity VIP
                                                          Bond            Mid Cap         Value      Value Strategies
                                                   ------------------ -------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $ 222,378        $       --      $ 13,422         $  6,685
 Expenses:
  Mortality and expense risk charges .............            --                --            --               --
                                                       ---------        ----------      --------         --------
Net Investment Income (Loss) .....................       222,378                --        13,422            6,685
                                                       ---------        ----------      --------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............        (9,373)          241,496        47,279          119,521
  Realized gain distribution from The Trusts .....            --                --            --               --
                                                       ---------        ----------      --------         --------
 Net realized gain (loss) ........................        (9,373)          241,496        47,279          119,521
                                                       ---------        ----------      --------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................       (27,955)          976,379        54,957          122,080
                                                       ---------        ----------      --------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................       (37,328)        1,217,875       102,236          241,601
                                                       ---------        ----------      --------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $ 185,050        $1,217,875      $115,658         $248,286
                                                       =========        ==========      ========         ========

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                     Laudus Rosenberg
                                                        VIT Value       MFS Mid Cap
                                                    Long/Short Equity      Growth
                                                   ------------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................      $      --         $    --
 Expenses:
  Mortality and expense risk charges .............         19,911             903
                                                        ---------         -------
Net Investment Income (Loss) .....................        (19,911)           (903)
                                                        ---------         -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............         68,540           5,696
  Realized gain distribution from The Trusts .....             --              --
                                                        ---------         -------
 Net realized gain (loss) ........................         68,540           5,696
                                                        ---------         -------
 Change in unrealized appreciation
  (depreciation) of investments ..................        324,771          13,663
                                                        ---------         -------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................        393,311          19,359
                                                        ---------         -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................      $ 373,400         $18,456
                                                        =========         =======



                                                                          PIMCO      U.S. Real Estate --   Vanguard VIF
                                                    PEA Renaissance   Total Return         Class I         Equity Index
                                                   ----------------- -------------- --------------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts ......................     $1,077,645        $7,893           $  485,275         $ 41,036
 Expenses:
  Mortality and expense risk charges .............         68,010         1,096               64,260            7,640
                                                       ----------        ------           ----------         --------
Net Investment Income (Loss) .....................      1,009,635         6,797              421,015           33,396
                                                       ----------        ------           ----------         --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments ............      1,183,895           124            2,384,529           55,765
  Realized gain distribution from The Trusts .....             --            --              353,769               --
                                                       ----------        ------           ----------         --------
 Net realized gain (loss) ........................      1,183,895           124            2,738,298           55,765
                                                       ----------        ------           ----------         --------
 Change in unrealized appreciation
  (depreciation) of investments ..................      1,119,551         2,160            6,116,678           56,642
                                                       ----------        ------           ----------         --------
Net Realized and Unrealized Gain (Loss) on
 Investments .....................................      2,303,446         2,284            8,854,976          112,407
                                                       ----------        ------           ----------         --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations .......................     $3,313,081        $9,081           $9,275,991         $145,803
                                                       ==========        ======           ==========         ========

-------
The accompanying notes are an integral part of these financial statements.
(a) Commenced Operations on October 25, 2004.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                        AXA Aggressive                 AXA Conservative
                                                        Allocation (c)                  Allocation (c)
                                                ------------------------------- ------------------------------
                                                      2004            2003            2004            2003
                                                ---------------- -------------- ---------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   75,559       $  2,697       $   51,848       $   435
 Net realized gain (loss) on investments ......       24,273          3,333           74,167            83
 Change in unrealized appreciation
  (depreciation) on investments ...............      477,426          9,782            7,704            16
                                                  ----------       --------       ----------       -------
 Net increase (decrease) in net assets from
  operations ..................................      577,258         15,812          133,719           534
                                                  ----------       --------       ----------       -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................    1,478,761        156,093          351,358         6,536
  Transfers between funds and
   guaranteed interest account, net ...........    5,331,876        400,359        1,764,812        33,568
  Transfers for contract benefits and
   terminations ...............................     (176,351)            --          (11,302)           --
  Contract maintenance charges ................     (393,536)        (4,327)        (102,928)         (961)
                                                  ----------       --------       ----------       -------
Net increase (decrease) in net assets from
 contractowners transactions ..................    6,240,750        552,125        2,001,940        39,143
                                                  ----------       --------       ----------       -------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       24,577            174            7,181            25
                                                  ----------       --------       ----------       -------
Increase (Decrease) in Net Assets .............    6,842,586        568,111        2,142,840        39,702
Net Assets -- Beginning of Period .............      568,111             --           39,702            --
                                                  ----------       --------       ----------       -------
Net Assets -- End of Period ...................   $7,434,054       $568,111       $2,182,542       $39,702
                                                  ==========       ========       ==========       =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           65              6               45             1
 Redeemed .....................................          (24)            (2)             (26)           (1)
                                                  ----------       --------       ----------       -------
 Net Increase (Decrease) ......................           41              5               19            --
                                                  ----------       --------       ----------       -------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           18              1                5            --
 Redeemed .....................................           (4)            --               (3)           --
                                                  ----------       --------       ----------       -------
 Net Increase (Decrease) ......................           14              1                2            --
                                                  ----------       --------       ----------       -------



                                                       AXA Conservative-                    AXA Moderate
                                                      Plus Allocation (c)                    Allocation
                                                ------------------------------- -------------------------------------
                                                      2004            2003             2004               2003
                                                ---------------- -------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   35,873       $  2,076       $   31,292,486     $   24,574,439
 Net realized gain (loss) on investments ......       10,162            436           12,413,462           (417,569)
 Change in unrealized appreciation
  (depreciation) on investments ...............       37,565          2,052           70,588,454        208,496,236
                                                  ----------       --------       --------------     --------------
 Net increase (decrease) in net assets from
  operations ..................................       83,600          4,564          114,294,402        232,653,106
                                                  ----------       --------       --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from
   contractowners .............................      592,279          7,821          121,639,711        130,164,437
  Transfers between funds and
   guaranteed interest account, net ...........      947,572        164,349          (32,092,281)       (48,262,114)
  Transfers for contract benefits and
   terminations ...............................      (35,711)            --          (87,332,219)       (84,612,101)
  Contract maintenance charges ................      (96,274)          (910)         (89,440,127)       (93,083,339)
                                                  ----------       --------       --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    1,407,866        171,260          (87,224,916)       (95,793,117)
                                                  ----------       --------       --------------     --------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        3,662            116               27,400         (2,453,226)
                                                  ----------       --------       --------------     --------------
Increase (Decrease) in Net Assets .............    1,495,128        175,940           27,064,898        134,406,763
Net Assets -- Beginning of Period .............      175,940             --        1,434,637,874      1,300,231,111
                                                  ----------       --------       --------------     --------------
Net Assets -- End of Period ...................   $1,671,068       $175,940       $1,461,702,772     $1,434,637,874
                                                  ==========       ========       ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           15              2                  431                451
 Redeemed .....................................           (6)            (1)                (621)              (700)
                                                  ----------       --------       --------------     --------------
 Net Increase (Decrease) ......................            9              2                 (190)              (249)
                                                  ----------       --------       --------------     --------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            3             --                  184                232
 Redeemed .....................................           --             --                 (124)              (156)
                                                  ----------       --------       --------------     --------------
 Net Increase (Decrease) ......................            3              0                   60                 76
                                                  ----------       --------       --------------     --------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       AXA Moderate-Plus                  AXA Premier VIP
                                                         Allocation (c)                  Aggressive Equity
                                                -------------------------------- ---------------------------------
                                                       2004            2003            2004             2003
                                                ----------------- -------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   259,855       $    7,626    $  (2,871,240)   $  (2,502,472)
 Net realized gain (loss) on investments ......        65,637               47       (4,480,586)     (12,236,585)
 Change in unrealized appreciation
  (depreciation) on investments ...............       793,992           34,010       64,845,527      155,648,109
                                                  -----------       ----------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     1,119,484           41,683       57,493,701      140,909,052
                                                  -----------       ----------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     4,435,702          127,056       59,929,911       65,485,810
  Transfers between funds and guaranteed
   interest account, net ......................     9,578,746        1,124,465      (17,266,731)     (14,254,228)
  Transfers for contract benefits and
   terminations ...............................      (254,385)              --      (35,671,706)     (24,339,337)
  Contract maintenance charges ................      (868,716)          (9,940)     (38,698,068)     (41,073,606)
                                                  -----------       ----------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    12,891,347        1,241,581      (31,706,594)     (14,181,361)
                                                  -----------       ----------    -------------    -------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        23,356              635           35,361           30,593
                                                  -----------       ----------    -------------    -------------
Increase (Decrease) in Net Assets .............    14,034,187        1,283,899       25,822,468      126,758,284
Net Assets -- Beginning of Period .............     1,283,899               --      515,335,643      388,577,360
                                                  -----------       ----------    -------------    -------------
Net Assets -- End of Period ...................   $15,318,086       $1,283,899    $ 541,158,111    $ 515,335,644
                                                  ===========       ==========    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           125               10              241              283
 Redeemed .....................................           (27)              --             (313)            (318)
                                                  -----------       ----------    -------------    -------------
 Net Increase (Decrease) ......................            98               10              (72)             (35)
                                                  -----------       ----------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            21                1               54               74
 Redeemed .....................................            (4)              --              (39)             (43)
                                                  -----------       ----------    -------------    -------------
 Net Increase (Decrease) ......................            17                1               15               31
                                                  -----------       ----------    -------------    -------------



                                                         AXA Premier VIP                    AXA Premier VIP
                                                            Core Bond                         Health Care
                                                --------------------------------- -----------------------------------
                                                      2004             2003              2004              2003
                                                --------------- ----------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  1,512,736     $   983,381       $   639,829       $    68,592
 Net realized gain (loss) on investments ......       327,281         170,371         1,347,055           199,019
 Change in unrealized appreciation
  (depreciation) on investments ...............       (96,365)       (201,692)          (83,621)        1,168,545
                                                 ------------     -----------       -----------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     1,743,652         952,060         1,903,263         1,436,156
                                                 ------------     -----------       -----------       -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    15,150,768       9,919,519         4,048,806         2,347,028
  Transfers between funds and guaranteed
   interest account, net ......................     7,094,117      11,778,742         5,942,998         5,467,682
  Transfers for contract benefits and
   terminations ...............................    (3,210,407)     (1,853,286)         (629,209)         (184,060)
  Contract maintenance charges ................    (4,033,849)     (2,841,270)       (1,020,263)         (470,119)
                                                 ------------     -----------       -----------       -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    15,000,629      17,003,705         8,342,332         7,160,531
                                                 ------------     -----------       -----------       -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        35,954          42,567            46,845            25,610
                                                 ------------     -----------       -----------       -----------
Increase (Decrease) in Net Assets .............    16,780,235      17,998,332        10,292,440         8,622,297
Net Assets -- Beginning of Period .............    40,817,107      22,818,775        11,327,167         2,704,870
                                                 ------------     -----------       -----------       -----------
Net Assets -- End of Period ...................  $ 57,597,342     $40,817,107       $21,619,607       $11,327,167
                                                 ============     ===========       ===========       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            60              36                17                 8
 Redeemed .....................................           (19)             (8)               (5)               (1)
                                                 ------------     -----------       -----------       -----------
 Net Increase (Decrease) ......................            41              28                12                 7
                                                 ------------     -----------       -----------       -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           406             435               159               107
 Redeemed .....................................          (312)           (307)              (95)              (39)
                                                 ------------     -----------       -----------       -----------
 Net Increase (Decrease) ......................            94             128                64                68
                                                 ------------     -----------       -----------       -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         AXA Premier VIP                   AXA Premier VIP
                                                           High Yield                    International Equity
                                                --------------------------------- ----------------------------------
                                                      2004             2003              2004             2003
                                                ---------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  11,965,746    $   9,139,101     $   387,917       $   19,348
 Net realized gain (loss) on investments ......     (1,027,111)         599,730         649,019           12,403
 Change in unrealized appreciation
  (depreciation) on investments ...............      3,813,355       20,725,848       2,118,963          455,052
                                                 -------------    -------------     -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................     14,751,990       30,464,679       3,155,899          486,803
                                                 -------------    -------------     -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     27,153,505       20,872,021      11,325,385          796,174
  Transfers between funds and guaranteed
   interest account, net ......................    (13,537,172)      45,035,004       8,435,443        3,807,436
  Transfers for contract benefits and
   terminations ...............................    (16,035,327)      (6,569,977)       (446,170)         (14,818)
  Contract maintenance charges ................    (10,584,469)     (10,275,631)       (928,268)        (112,748)
                                                 -------------    -------------     -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (13,003,463)      49,061,417      18,386,390        4,476,044
                                                 -------------    -------------     -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         40,129           82,016          27,689            4,045
                                                 -------------    -------------     -----------       ----------
Increase (Decrease) in Net Assets .............      1,788,656       79,608,112      21,569,978        4,966,892
Net Assets -- Beginning of Period .............    204,596,186      124,988,074       5,051,685           84,793
                                                 -------------    -------------     -----------       ----------
Net Assets -- End of Period ...................  $ 206,384,842    $ 204,596,186     $26,621,663       $5,051,685
                                                 =============    =============     ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            737            1,034              20                9
 Redeemed .....................................            768             (861)             (6)              (1)
                                                 -------------    -------------     -----------       ----------
 Net Increase (Decrease) ......................            (31)             173              14                8
                                                 -------------    -------------     -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................             90              145             179               48
 Redeemed .....................................            (73)             (96)            (35)             (12)
                                                 -------------    -------------     -----------       ----------
 Net Increase (Decrease) ......................             17               49             144               36
                                                 -------------    -------------     -----------       ----------



                                                         AXA Premier VIP                   AXA Premier VIP
                                                      Large Cap Core Equity                Large Cap Growth
                                                --------------------------------- ----------------------------------
                                                      2004             2003              2004             2003
                                                ---------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   81,352       $    1,420       $   (38,302)      $   (9,390)
 Net realized gain (loss) on investments ......      172,834           20,389           290,889          110,054
 Change in unrealized appreciation
  (depreciation) on investments ...............       78,232          150,285           366,619          394,490
                                                  ----------       ----------       -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................      332,418          172,094           619,206          495,154
                                                  ----------       ----------       -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    1,298,616          605,757         2,887,293        1,268,026
  Transfers between funds and guaranteed
   interest account, net ......................      765,604        1,402,389         2,438,154        4,856,491
  Transfers for contract benefits and
   terminations ...............................      (38,996)              --          (234,240)         (27,179)
  Contract maintenance charges ................     (330,416)         (82,349)         (705,112)        (183,401)
                                                  ----------       ----------       -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    1,694,808        1,924,763         4,386,095        5,913,937
                                                  ----------       ----------       -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       10,802            2,186            36,537            9,390
                                                  ----------       ----------       -----------       ----------
Increase (Decrease) in Net Assets .............    2,038,028        2,099,043         5,041,838        6,418,481
Net Assets -- Beginning of Period .............    2,128,432               --         6,551,707          133,226
                                                  ----------       ----------       -----------       ----------
Net Assets -- End of Period ...................   $4,166,460       $2,128,432       $11,593,545       $6,551,707
                                                  ==========       ==========       ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            9                8                21               13
 Redeemed .....................................           (2)              (2)               (7)              (3)
                                                  ----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            7                6                14               10
                                                  ----------       ----------       -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           44               15               112               88
 Redeemed .....................................          (36)              (3)              (86)             (30)
                                                  ----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            8               12                26               58
                                                  ----------       ----------       -----------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         AXA Premier VIP                    AXA Premier VIP
                                                         Large Cap Value                  Small/Mid Cap Growth
                                                ---------------------------------- ----------------------------------
                                                       2004             2003              2004             2003
                                                ----------------- ---------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   508,310       $   49,574       $   188,833       $   70,331
 Net realized gain (loss) on investments ......       381,377           33,880           265,609          203,068
 Change in unrealized appreciation
  (depreciation) on investments ...............        96,054          321,233         1,519,660          457,654
                                                  -----------       ----------       -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................       985,741          404,687         1,974,102          731,053
                                                  -----------       ----------       -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     1,980,721          642,202         4,304,676        1,734,065
  Transfers between funds and guaranteed
   interest account, net ......................     5,024,462        2,173,572         9,180,707        5,943,405
  Transfers for contract benefits and
   terminations ...............................      (184,994)         (13,954)         (532,903)         (69,956)
  Contract maintenance charges ................      (461,589)        (119,544)       (1,383,732)        (234,236)
                                                  -----------       ----------       -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................     6,358,600        2,682,276        11,568,748        7,373,278
                                                  -----------       ----------       -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        27,548            5,411            28,544           10,091
                                                  -----------       ----------       -----------       ----------
Increase (Decrease) in Net Assets .............     7,371,889        3,092,374        13,571,394        8,114,422
Net Assets -- Beginning of Period .............     3,328,480          236,106         8,228,639          114,217
                                                  -----------       ----------       -----------       ----------
Net Assets -- End of Period ...................   $10,700,369       $3,328,480       $21,800,033       $8,228,639
                                                  ===========       ==========       ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            15                7                25               15
 Redeemed .....................................            (4)              (2)               (7)              (3)
                                                  -----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            11                5                18               12
                                                  -----------       ----------       -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           167               46               256              137
 Redeemed .....................................          (122)             (24)             (157)             (66)
                                                  -----------       ----------       -----------       ----------
 Net Increase (Decrease) ......................            45               22                99               71
                                                  -----------       ----------       -----------       ----------



                                                          AXA Premier VIP                    AXA Premier VIP
                                                        Small/Mid Cap Value                   Technology (d)
                                                ----------------------------------- ----------------------------------
                                                       2004              2003              2004             2003
                                                ----------------- ----------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $ 1,282,517       $    (5,639)      $   236,255        $ 182,346
 Net realized gain (loss) on investments ......     3,122,386           945,450          (356,374)         104,723
 Change in unrealized appreciation
  (depreciation) on investments ...............       603,397         4,000,286         6,181,987          392,166
                                                  -----------       -----------       -----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................     5,008,300         4,940,098         6,061,868          679,235
                                                  -----------       -----------       -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    12,119,505         4,119,371         8,837,755        1,118,275
  Transfers between funds and guaranteed
   interest account, net ......................     4,163,200        10,744,114        48,449,367        6,684,717
  Transfers for contract benefits and
   terminations ...............................    (1,598,361)         (368,523)       (1,960,381)         (89,824)
  Contract maintenance charges ................    (1,978,419)       (1,037,154)       (3,374,668)        (226,316)
                                                  -----------       -----------       -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    12,705,925        13,457,808        51,952,073        7,486,852
                                                  -----------       -----------       -----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        26,982            37,283           359,894           10,192
                                                  -----------       -----------       -----------        ---------
Increase (Decrease) in Net Assets .............    17,741,207        18,435,189        58,373,835        8,176,279
Net Assets -- Beginning of Period .............    25,135,502         6,700,313         8,222,990           46,711
                                                  -----------       -----------       -----------        ---------
Net Assets -- End of Period ...................   $42,876,709       $25,135,502       $66,596,825       $8,222,990
                                                  ===========       ===========       ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            18                11                20                7
 Redeemed .....................................            (5)               (2)               (7)              (1)
                                                  -----------       -----------       -----------       ----------
 Net Increase (Decrease) ......................            13                 9                13                6
                                                  -----------       -----------       -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           333               259               795               94
 Redeemed .....................................          (234)             (120)             (230)             (15)
                                                  -----------       -----------       -----------       ----------
 Net Increase (Decrease) ......................            99               139               565               79
                                                  -----------       -----------       -----------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                       EQ/Alliance
                                                       Davis Value                    Common Stock
                                                ------------------------- -------------------------------------
                                                    2004         2003            2004               2003
                                                ------------ ------------ ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    (632)   $   2,599     $   15,109,103     $   21,972,809
 Net realized gain (loss) on investments ......     12,315        1,656        (43,987,348)       (98,013,729)
 Change in unrealized appreciation
  (depreciation) on investments ...............     24,730       37,531        333,110,059        829,623,818
                                                 ---------    ---------     --------------     --------------
 Net increase (decrease) in net assets from
  operations ..................................     36,413       41,786        304,231,814        753,582,898
                                                 ---------    ---------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    120,819      160,236        213,895,533        222,634,232
  Transfers between funds and guaranteed
   interest account, net ......................     30,582       51,940        (23,704,953)       (53,811,227)
  Transfers for contract benefits and
   terminations ...............................    (14,275)          --       (136,285,871)       (98,496,753)
  Contract maintenance charges ................    (37,100)     (19,280)      (136,273,784)      (136,228,809)
                                                 ---------    ---------     --------------     --------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    100,026      192,896        (82,369,075)       (65,902,557)
                                                 ---------    ---------     --------------     --------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................      2,062          754             10,423             16,233
                                                 ---------    ---------     --------------     --------------
Increase (Decrease) in Net Assets .............    138,501      235,436        221,873,162        687,696,574
Net Assets -- Beginning of Period .............    256,485       21,049      2,268,481,546      1,580,784,972
                                                 ---------    ---------     --------------     --------------
Net Assets -- End of Period ...................  $ 394,986    $ 256,485     $2,490,354,708     $2,268,481,546
                                                 =========    =========     ==============     ==============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................          1            2                617                674
 Redeemed .....................................         --           --               (721)              (822)
                                                 ---------    ---------     --------------     --------------
 Net Increase (Decrease) ......................          1            2               (104)              (148)
                                                 ---------    ---------     --------------     --------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................         --           --                454                655
 Redeemed .....................................         --           --               (328)              (420)
                                                 ---------    ---------     --------------     --------------
 Net Increase (Decrease) ......................         --           --                126                235
                                                 ---------    ---------     --------------     --------------



                                                                                            EQ/Alliance
                                                           EQ/Alliance                      Intermediate
                                                        Growth and Income              Government Securities
                                                --------------------------------- --------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   5,164,006    $   2,872,385    $   4,529,227    $   7,107,037
 Net realized gain (loss) on investments ......        (28,569)     (10,016,865)       1,111,662        2,820,083
 Change in unrealized appreciation
  (depreciation) on investments ...............     47,110,785      105,430,090       (2,747,971)      (5,661,973)
                                                 -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................     52,246,222       98,285,610        2,892,918        4,265,147
                                                 -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     58,401,821       61,707,782       35,039,822       54,232,966
  Transfers between funds and guaranteed
   interest account, net ......................      1,899,423       (8,507,510)     (37,812,482)     (21,969,343)
  Transfers for contract benefits and
   terminations ...............................    (26,310,292)     (19,878,187)     (15,549,130)     (33,169,186)
  Contract maintenance charges ................    (26,996,110)     (26,110,653)     (11,652,989)     (14,628,560)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ..................      6,994,842        7,211,432      (29,974,779)     (15,534,123)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         30,609           23,392           37,249           32,958
                                                 -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets .............     59,271,673      105,520,434      (27,044,612)     (11,236,018)
Net Assets -- Beginning of Period .............    430,711,510      325,191,076      192,442,013      203,678,031
                                                 -------------    -------------    -------------    -------------
Net Assets -- End of Period ...................  $ 489,983,183    $ 430,711,510    $ 165,397,401    $ 192,442,013
                                                 =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            306              334              369              702
 Redeemed .....................................           (316)            (357)            (507)            (799)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................            (10)             (23)            (138)             (97)
                                                 -------------    -------------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            235              313               95              152
 Redeemed .....................................           (155)            (192)             (80)            (118)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................             80              121               15               34
                                                 -------------    -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Alliance                        EQ/Alliance
                                                        International (a)                   Premier Growth
                                                --------------------------------- -----------------------------------
                                                      2004             2003              2004              2003
                                                ---------------- ---------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   8,128,409    $   5,988,205     $  (519,632)      $  (488,466)
 Net realized gain (loss) on investments ......     11,777,975       (1,479,090)     (3,100,383)       (5,919,173)
 Change in unrealized appreciation
  (depreciation) on investments ...............     67,042,531      125,782,343      10,717,948        23,984,232
                                                 -------------    -------------     -----------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     86,948,915      130,291,458       7,097,933        17,576,593
                                                 -------------    -------------     -----------       -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     55,239,806       55,321,725      17,941,791        20,586,155
  Transfers between funds and guaranteed
   interest account, net ......................     (5,512,749)     (13,473,304)     (9,294,483)       (6,635,638)
  Transfers for contract benefits and
   terminations ...............................    (35,334,393)     (24,462,854)     (5,520,357)       (4,800,125)
  Contract maintenance charges ................    (29,744,511)     (30,514,513)     (8,267,690)       (8,941,622)
                                                 -------------    -------------     -----------       -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (15,351,847)     (13,128,946)     (5,140,739)          208,770
                                                 -------------    -------------     -----------       -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         28,587       (1,374,307)         41,037            46,379
                                                 -------------    -------------     -----------       -----------
Increase (Decrease) in Net Assets .............     71,625,655      115,788,205       1,998,231        17,831,742
Net Assets -- Beginning of Period .............    502,197,694      386,409,488      95,732,602        77,900,860
                                                 -------------    -------------     -----------       -----------
Net Assets -- End of Period ...................  $ 573,823,349    $ 502,197,693     $97,730,833       $95,732,602
                                                 =============    =============     ===========       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            644            1,443              11                10
 Redeemed .....................................           (801)          (1,644)             (4)               (2)
                                                 -------------    -------------     -----------       -----------
 Net Increase (Decrease) ......................           (157)            (201)              7                 8
                                                 -------------    -------------     -----------       -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            159              217             382               548
 Redeemed .....................................           (112)            (134)           (481)             (559)
                                                 -------------    -------------     -----------       -----------
 Net Increase (Decrease) ......................             47               83             (99)              (11)
                                                 -------------    -------------     -----------       -----------



                                                           EQ/Alliance                       EQ/Alliance
                                                          Quality Bond                    Small Cap Growth
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   4,953,124    $   3,660,407    $    (947,273)   $    (754,298)
 Net realized gain (loss) on investments ......      2,089,942        3,849,961        1,617,264       (3,849,200)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (2,124,999)      (2,010,661)      23,779,473       54,131,901
                                                 -------------    -------------    -------------    -------------
 Net increase (decrease) in net assets from
  operations ..................................      4,918,067        5,499,707       24,449,464       49,528,403
                                                 -------------    -------------    -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     27,986,982       32,679,435       26,305,805       25,927,063
  Transfers between funds and guaranteed
   interest account, net ......................    (33,360,911)     (14,843,302)      (4,541,322)       3,892,546
  Transfers for contract benefits and
   terminations ...............................    (11,247,996)     (19,239,552)     (10,419,674)      (7,063,448)
  Contract maintenance charges ................     (8,834,215)     (10,580,172)     (10,544,546)     (10,013,166)
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (25,456,140)     (11,983,591)         800,263       12,742,995
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         29,854           27,348           33,232           30,284
                                                 -------------    -------------    -------------    -------------
Increase (Decrease) in Net Assets .............    (20,508,219)      (6,456,536)      25,282,959       62,301,682
Net Assets -- Beginning of Period .............    161,938,621      168,395,157      178,663,227      116,361,545
                                                 -------------    -------------    -------------    -------------
Net Assets -- End of Period ...................  $ 141,430,402    $ 161,938,621    $ 203,946,186    $ 178,663,227
                                                 =============    =============    =============    =============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            395              499              328              381
 Redeemed .....................................           (546)            (592)            (343)            (332)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................           (151)             (93)             (15)              49
                                                 -------------    -------------    -------------    -------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................             72              113              115              169
 Redeemed .....................................            (59)             (80)             (91)             (97)
                                                 -------------    -------------    -------------    -------------
 Net Increase (Decrease) ......................             13               33               24               72
                                                 -------------    -------------    -------------    -------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/Bernstein                    EQ/Calvert
                                                         Diversified Value            Socially Responsible
                                                ----------------------------------- ------------------------
                                                      2004              2003             2004        2003
                                                ---------------- ------------------ ------------- ----------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   1,645,985     $  1,205,613       $   (34)     $    (3)
 Net realized gain (loss) on investments ......      3,767,515       (1,716,205)           24            5
 Change in unrealized appreciation
  (depreciation) on investments ...............     16,966,823       34,423,648         3,027       14,513
                                                 -------------     ------------       -------      -------
 Net increase (decrease) in net assets from
  operations ..................................     22,380,323       33,913,056         3,017       14,515
                                                 -------------     ------------       -------      -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     27,778,739       25,623,460           326          323
  Transfers between funds and guaranteed
   interest account, net ......................     12,516,597       11,148,400         8,209        1,455
  Transfers for contract benefits and
   terminations ...............................    (12,363,941)      (7,425,761)           --           --
  Contract maintenance charges ................     (9,918,176)      (8,601,429)         (368)         (70)
                                                 -------------     ------------       -------      -------
Net increase (decrease) in net assets from
 contractowners transactions ..................     18,013,219       20,744,670         8,167        1,708
                                                 -------------     ------------       -------      -------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         31,801           31,971            33            3
                                                 -------------     ------------       -------      -------
Increase (Decrease) in Net Assets .............     40,425,343       54,689,697        11,217       16,226
Net Assets -- Beginning of Period .............    163,430,481      108,740,784        67,070       50,844
                                                 -------------     ------------       -------      -------
Net Assets -- End of Period ...................  $ 203,855,824     $163,430,481       $78,287      $67,070
                                                 =============     ============       =======      =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             71               33            --            2
 Redeemed .....................................            (25)              (6)           (2)          --
                                                 -------------     ------------       -------      -------
 Net Increase (Decrease) ......................             46               27            (2)           2
                                                 -------------     ------------       -------      -------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            486              594            --           --
 Redeemed .....................................           (397)            (425)           --           --
                                                 -------------     ------------       -------      -------
 Net Increase (Decrease) ......................             88              169            --           --
                                                 -------------     ------------       -------      -------



                                                           EQ/Capital                    EQ/Capital Guardian
                                                         Guardian Growth                    International
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                ---------------- ---------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $     (367)      $   (7,260)      $   30,526       $   15,513
 Net realized gain (loss) on investments ......      (72,285)        (130,523)          12,771          (29,722)
 Change in unrealized appreciation
  (depreciation) on investments ...............      159,336          514,584          369,771          602,982
                                                  ----------       ----------       ----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................       86,684          376,801          413,068          588,773
                                                  ----------       ----------       ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      135,868          299,660          253,598          309,473
  Transfers between funds and guaranteed
   interest account, net ......................     (124,194)          47,522          517,397          464,221
  Transfers for contract benefits and
   terminations ...............................      (59,640)         (21,857)         (60,785)          (8,532)
  Contract maintenance charges ................     (113,195)        (121,099)        (114,950)         (90,466)
                                                  ----------       ----------       ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................     (161,161)         204,226          595,260          674,696
                                                  ----------       ----------       ----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       10,761            9,746           17,233           10,998
                                                  ----------       ----------       ----------       ----------
Increase (Decrease) in Net Assets .............      (63,716)         590,773        1,025,561        1,274,467
Net Assets -- Beginning of Period .............    2,024,277        1,433,504        2,672,085        1,397,618
                                                  ----------       ----------       ----------       ----------
Net Assets -- End of Period ...................   $1,960,561       $2,024,277       $3,697,646       $2,672,085
                                                  ==========       ==========       ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --               --                3                1
 Redeemed .....................................           --               --               (1)              --
                                                  ----------       ----------       ----------       ----------
 Net Increase (Decrease) ......................           --               --                2                1
                                                  ----------       ----------       ----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            2                7                9                9
 Redeemed .....................................           (4)              (4)              (4)              (2)
                                                  ----------       ----------       ----------       ----------
 Net Increase (Decrease) ......................           (2)               3                5                7
                                                  ----------       ----------       ----------       ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       EQ/Capital Guardian                EQ/Capital Guardian
                                                            Research                          U.S. Equity
                                                --------------------------------- -----------------------------------
                                                       2004             2003             2004              2003
                                                ----------------- --------------- ----------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   102,117      $    (36,452)    $    (4,425)      $   (61,949)
 Net realized gain (loss) on investments ......     3,549,630           (51,548)      2,596,068          (331,165)
 Change in unrealized appreciation
  (depreciation) on investments ...............     4,147,455        17,301,615       2,283,370        11,128,907
                                                  -----------      ------------     -----------       -----------
 Net increase (decrease) in net assets from
  operations ..................................     7,799,202        17,213,615       4,875,013        10,735,793
                                                  -----------      ------------     -----------       -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    10,304,416        12,355,158       8,906,162         6,004,649
  Transfers between funds and guaranteed
   interest account, net ......................    (1,380,960)        1,706,276       4,535,486        11,285,265
  Transfers for contract benefits and
   terminations ...............................    (5,307,411)       (3,274,480)     (2,902,146)       (1,013,193)
  Contract maintenance charges ................    (4,697,028)       (4,697,519)     (2,629,220)       (1,782,365)
                                                  -----------      ------------     -----------       -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    (1,080,983)        6,089,435       7,910,282        14,494,356
                                                  -----------      ------------     -----------       -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        36,139          (242,723)         48,121            50,563
                                                  -----------      ------------     -----------       -----------
Increase (Decrease) in Net Assets .............     6,754,358        23,060,327      12,833,416        25,280,712
Net Assets -- Beginning of Period .............    76,054,591        52,994,264      49,708,842        24,428,130
                                                  -----------      ------------     -----------       -----------
Net Assets -- End of Period ...................   $82,808,949      $ 76,054,591     $62,542,258       $49,708,842
                                                  ===========      ============     ===========       ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             3                 1              21                10
 Redeemed .....................................            (1)               --              (5)               (1)
                                                  -----------      ------------     -----------       -----------
 Net Increase (Decrease) ......................             2                 1              16                 9
                                                  -----------      ------------     -----------       -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           228               272             230               278
 Redeemed .....................................          (239)             (209)           (181)             (136)
                                                  -----------      ------------     -----------       -----------
 Net Increase (Decrease) ......................           (11)               63              49               142
                                                  -----------      ------------     -----------       -----------



                                                        EQ/Emerging Markets           EQ/Enterprise     EQ/Enterprise
                                                               Equity                   Equity (e)    Equity Income (e)
                                                ------------------------------------ --------------- ------------------
                                                       2004               2003             2004             2004
                                                ------------------ ----------------- --------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................    $   190,136       $   179,316         $   --           $   208
 Net realized gain (loss) on investments ......      4,077,352        (1,422,158)            --                47
 Change in unrealized appreciation
  (depreciation) on investments ...............     13,942,402        23,947,240             95               259
                                                   -----------       -----------         ------           -------
 Net increase (decrease) in net assets from
  operations ..................................     18,209,890        22,704,398             95               514
                                                   -----------       -----------         ------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     11,898,658         8,661,941            485            12,403
  Transfers between funds and guaranteed
   interest account, net ......................     14,173,982         4,775,272          8,287            29,606
  Transfers for contract benefits and
   terminations ...............................     (5,811,629)       (2,567,038)            --                --
  Contract maintenance charges ................     (4,290,000)       (3,368,524)           (44)             (857)
                                                   -----------       -----------         ------           -------
Net increase (decrease) in net assets from
 contractowners transactions ..................     15,971,011         7,501,651          8,728            41,152
                                                   -----------       -----------         ------           -------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         35,213            24,721             --                --
                                                   -----------       -----------         ------           -------
Increase (Decrease) in Net Assets .............     34,216,114        30,230,770          8,823            41,666
Net Assets -- Beginning of Period .............     71,252,511        41,021,741             --                --
                                                   -----------       -----------         ------           -------
Net Assets -- End of Period ...................    $105,468,625      $71,252,511         $8,823           $41,666
                                                   ============      ===========         ======           =======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             20                 6             --                --
 Redeemed .....................................             (4)               (1)            --                --
                                                   -----------       -----------         ------           -------
 Net Increase (Decrease) ......................             16                 5             --                --
                                                   -----------       -----------         ------           -------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            522               792             --                --
 Redeemed .....................................           (399)             (720)            --                --
                                                   -----------       -----------         ------           -------
 Net Increase (Decrease) ......................            123                72             --                --
                                                   -----------       -----------         ------           -------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         EQ/Enterprise
                                                 EQ/Enterprise       EQ/Enterprise       Small Company
                                                   Growth (e)    Growth and Income (e)     Growth (e)
                                                --------------- ----------------------- ---------------
                                                      2004                2004                2004
                                                --------------- ----------------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................     $    2              $   20              $   --
 Net realized gain (loss) on investments ......         --                  --                   1
 Change in unrealized appreciation
  (depreciation) on investments ...............         62                  63                  98
                                                    ------              ------              ------
 Net increase (decrease) in net assets from
  operations ..................................         64                  83                  99
                                                    ------              ------              ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......        254               2,121                 579
  Transfers between funds and guaranteed
   interest account, net ......................      2,747               3,782               3,201
  Transfers for contract benefits and
   terminations ...............................         --                  --                  --
  Contract maintenance charges ................        (73)               (181)                (96)
                                                    ------              ------              ------
Net increase (decrease) in net assets from
 contractowners transactions ..................      2,928               5,722               3,684
                                                    ------              ------              ------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         --                  --                  --
                                                    ------              ------              ------
Increase (Decrease) in Net Assets .............      2,992               5,805               3,783
Net Assets -- Beginning of Period .............         --                  --                  --
                                                    ------              ------              ------
Net Assets -- End of Period ...................     $2,992              $5,805              $3,783
                                                    ======              ======              ======
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................         --                  --                  --
 Redeemed .....................................         --                  --                  --
                                                    ------              ------              ------
 Net Increase (Decrease) ......................         --                  --                  --
                                                    ------              ------              ------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................         --                  --                  --
 Redeemed .....................................         --                  --                  --
                                                    ------              ------              ------
 Net Increase (Decrease) ......................         --                  --                  --
                                                    ------              ------              ------



                                                 EQ/Enterprise
                                                 Small Company              EQ/Equity                     EQ/Evergreen
                                                   Value (e)                500 Index                         Omega
                                                --------------- --------------------------------- -----------------------------
                                                      2004            2004             2003             2004           2003
                                                --------------- ---------------- ---------------- --------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................    $    119      $   7,944,568    $   5,896,303     $   (14,971)   $  (18,089)
 Net realized gain (loss) on investments ......       2,502         (3,696,894)     (13,382,753)        295,602        72,805
 Change in unrealized appreciation
  (depreciation) on investments ...............       2,357         61,540,522      149,731,680         262,850     1,133,755
                                                   --------      -------------    -------------     -----------    ----------
 Net increase (decrease) in net assets from
  operations ..................................       4,978         65,788,196      142,245,230         543,481     1,188,471
                                                   --------      -------------    -------------     -----------    ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......       8,346         81,153,908       89,362,078       1,220,583       713,720
  Transfers between funds and guaranteed
   interest account, net ......................     126,358         (8,819,602)       8,927,806       1,837,982     3,694,469
  Transfers for contract benefits and
   terminations ...............................          --        (47,526,869)     (36,991,309)       (343,786)     (153,183)
  Contract maintenance charges ................      (1,924)       (38,705,417)     (39,153,766)       (413,940)     (233,712)
                                                   --------      -------------    -------------     -----------    ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................     132,780        (13,897,980)      22,144,809       2,300,839     4,021,294
                                                   --------      -------------    -------------     -----------    ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................          --             35,430          139,875          34,568        18,089
                                                   --------      -------------    -------------     -----------    ----------
Increase (Decrease) in Net Assets .............     137,758         51,925,646      164,250,164       2,878,888     5,227,854
Net Assets -- Beginning of Period .............          --        671,051,987      506,801,823       7,206,587     1,978,733
                                                   --------      -------------    -------------     -----------    ----------
Net Assets -- End of Period ...................    $137,758      $ 722,977,633    $ 671,051,987     $10,085,475    $7,206,587
                                                   ========      =============    =============     ===========    ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................          --                568              650              --            --
 Redeemed .....................................          --               (636)            (616)             --            --
                                                   --------      -------------    -------------     -----------    ----------
 Net Increase (Decrease) ......................          --                (68)              34              --            --
                                                   --------      -------------    -------------     -----------    ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           1                328              415             120           117
 Redeemed .....................................          --               (266)            (231)            (93)          (60)
                                                   --------      -------------    -------------     -----------    ----------
 Net Increase (Decrease) ......................           1                 62              184              27            57
                                                   --------      -------------    -------------     -----------    ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/FI Small/Mid
                                                           EQ/FI Mid Cap                         Cap Value
                                                ----------------------------------- -----------------------------------
                                                       2004              2003             2004              2003
                                                ----------------- ----------------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $ 1,594,868       $  (239,968)     $   3,943,609     $   (190,689)
 Net realized gain (loss) on investments ......     7,747,054           677,627         16,642,151         (841,789)
 Change in unrealized appreciation
  (depreciation) on investments ...............     3,132,345        17,157,921         11,003,613       43,232,206
                                                  -----------       -----------      -------------     ------------
 Net increase (decrease) in net assets from
  operations ..................................    12,474,267        17,595,580         31,589,373       42,199,728
                                                  -----------       -----------      -------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    14,807,666        10,727,041         30,045,187       30,258,695
  Transfers between funds and guaranteed
   interest account, net ......................     7,708,529        16,388,381          4,268,398        2,190,727
  Transfers for contract benefits and
   terminations ...............................    (4,102,021)       (1,916,288)       (11,556,316)      (7,618,780)
  Contract maintenance charges ................    (4,566,613)       (3,166,061)       (11,177,134)     (10,443,638)
                                                  -----------       -----------      -------------     ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................    13,847,561        22,033,073         11,580,135       14,387,004
                                                  -----------       -----------      -------------     ------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        46,020            32,469             24,031           32,074
                                                  -----------       -----------      -------------     ------------
Increase (Decrease) in Net Assets .............    26,367,848        39,661,122         43,193,539       56,618,806
Net Assets -- Beginning of Period .............    69,805,382        30,144,260        175,191,736      118,572,930
                                                  -----------       -----------      -------------     ------------
Net Assets -- End of Period ...................   $96,173,230       $69,805,382      $ 218,385,275     $175,191,736
                                                  ===========       ===========      =============     ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            35                21                 38               28
 Redeemed .....................................            (9)               (3)               (11)              (7)
                                                  -----------       -----------      -------------     ------------
 Net Increase (Decrease) ......................            26                18                 27               22
                                                  -----------       -----------      -------------     ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           475               487                525              581
 Redeemed .....................................          (381)             (247)              (469)            (467)
                                                  -----------       -----------      -------------     ------------
 Net Increase (Decrease) ......................            94               240                 56              115
                                                  -----------       -----------      -------------     ------------



                                                         EQ/J.P. Morgan                       EQ/Janus
                                                            Core Bond                     Large Cap Growth
                                                --------------------------------- ---------------------------------
                                                      2004             2003             2004             2003
                                                --------------- ----------------- --------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $   609,515      $   351,703       $   (57,949)    $   (98,193)
 Net realized gain (loss) on investments ......      129,857          116,974           510,134      (2,023,242)
 Change in unrealized appreciation
  (depreciation) on investments ...............     (231,678)        (139,010)        2,080,218       6,526,985
                                                 -----------      -----------       -----------     -----------
 Net increase (decrease) in net assets from
  operations ..................................      507,694          329,667         2,532,403       4,405,550
                                                 -----------      -----------       -----------     -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......    4,253,287        2,376,882         5,070,286       5,785,594
  Transfers between funds and guaranteed
   interest account, net ......................    1,460,710       (1,458,481)       (1,399,685)     (1,988,997)
  Transfers for contract benefits and
   terminations ...............................     (769,293)        (240,426)       (2,051,024)       (628,173)
  Contract maintenance charges ................   (1,056,254)        (649,621)       (1,680,723)     (1,757,926)
                                                 -----------      -----------       -----------     -----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    3,888,450           28,354           (61,146)      1,410,498
                                                 -----------      -----------       -----------     -----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................       21,996           14,615            39,247          42,596
                                                 -----------      -----------       -----------     -----------
Increase (Decrease) in Net Assets .............    4,418,140          372,636         2,510,504       5,858,644
Net Assets -- Beginning of Period .............   12,488,347       12,115,711        21,825,392      15,966,748
                                                 -----------      -----------       -----------     -----------
Net Assets -- End of Period ...................  $16,906,487      $12,488,347       $24,335,896     $21,825,392
                                                 ===========      ===========       ===========     ===========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           45               25                 1               1
 Redeemed .....................................          (14)              (6)               --              (1)
                                                 -----------      -----------       -----------     -----------
 Net Increase (Decrease) ......................           31               19                 1              --
                                                 -----------      -----------       -----------     -----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           30               47               285             233
 Redeemed .....................................          (26)             (62)             (285)           (203)
                                                 -----------      -----------       -----------     -----------
 Net Increase (Decrease) ......................            4              (15)               --              30
                                                 -----------      -----------       -----------     -----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/JP Morgan                       EQ/Lazard
                                                        Value Opportunities                Small Cap Value
                                                  ------------------------------- ----------------------------------
                                                        2004            2003             2004             2003
                                                  --------------- --------------- ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    260,324    $    258,390     $   745,572       $   19,087
 Net realized gain (loss) on investments ........       379,250        (966,987)        794,473          (13,028)
 Change in unrealized appreciation
  (depreciation) on investments .................     2,628,929       7,654,314         206,402        1,164,092
                                                   ------------    ------------     -----------       ----------
 Net increase (decrease) in net assets from
  operations ....................................     3,268,503       6,945,717       1,746,447        1,170,151
                                                   ------------    ------------     -----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     5,126,556       5,371,918       3,165,143        1,184,268
  Transfers between funds and guaranteed
   interest account, net ........................    (2,456,273)     (1,476,950)      8,312,298          528,306
  Transfers for contract benefits and
   terminations .................................    (2,989,648)     (1,887,890)       (256,222)        (366,463)
  Contract maintenance charges ..................    (1,947,385)     (2,083,094)       (646,010)        (219,339)
                                                   ------------    ------------     -----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ....................    (2,266,750)        (76,016)     10,575,209        1,126,772
                                                   ------------    ------------     -----------       ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        65,835          57,877          24,104           13,411
                                                   ------------    ------------     -----------       ----------
Increase (Decrease) in Net Assets ...............     1,067,588       6,927,578      12,345,760        2,310,334
Net Assets -- Beginning of Period ...............    33,350,618      26,423,040       4,751,897        2,441,563
                                                   ------------    ------------     -----------       ----------
Net Assets -- End of Period .....................  $ 34,418,206    $ 33,350,618     $17,097,657       $4,751,897
                                                   ============    ============     ===========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            --              --              24               11
 Redeemed .......................................            --              --              (5)              (2)
                                                   ------------    ------------     -----------       ----------
 Net Increase (Decrease) ........................            --              --              19                9
                                                   ------------    ------------     -----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           120             117              61                9
 Redeemed .......................................          (138)           (116)            (16)              (9)
                                                   ------------    ------------     -----------       ----------
 Net Increase (Decrease) ........................           (18)              1              45               --
                                                   ------------    ------------     -----------       ----------



                                                             EQ/Marsico                          EQ/Mercury
                                                                Focus                        Basic Value Equity
                                                  --------------------------------- -------------------------------------
                                                        2004             2003              2004               2003
                                                  --------------- ----------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $   (376,557)    $  (232,688)      $  2,927,681        $    72,224
 Net realized gain (loss) on investments ........     3,323,999         (67,734)         8,160,622         (1,723,662)
 Change in unrealized appreciation
  (depreciation) on investments .................     5,043,614      12,439,522          6,139,148         38,812,253
                                                   ------------     -----------       ------------       ------------
 Net increase (decrease) in net assets from
  operations ....................................     7,991,056      12,391,100         17,227,451         37,160,815
                                                   ------------     -----------       ------------       ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........    15,803,153      10,937,373         25,898,940         23,904,689
  Transfers between funds and guaranteed
   interest account, net ........................     5,763,952      29,226,075          6,819,522          5,682,382
  Transfers for contract benefits and
   terminations .................................    (5,069,466)     (1,427,299)       (12,188,694)        (8,369,158)
  Contract maintenance charges ..................    (4,674,987)     (3,204,249)        (9,602,016)        (8,708,469)
                                                   ------------     -----------       ------------       ------------
Net increase (decrease) in net assets from
 contractowners transactions ....................    11,822,652      35,531,900         10,927,752         12,509,444
                                                   ------------     -----------       ------------       ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        41,277        (217,477)            18,297             23,850
                                                   ------------     -----------       ------------       ------------
Increase (Decrease) in Net Assets ...............    19,854,985      47,705,523         28,173,500         49,694,109
Net Assets -- Beginning of Period ...............    69,247,090      21,541,567        162,967,063        113,272,954
                                                   ------------     -----------       ------------        -----------
Net Assets -- End of Period .....................  $ 89,102,075     $69,247,090       $191,140,563       $162,967,063
                                                   ============     ===========       ============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................            52              36                 33                 17
 Redeemed .......................................           (13)             (8)                (8)                (3)
                                                   ------------     -----------       ------------       ------------
 Net Increase (Decrease) ........................            39              28                 25                 14
                                                   ------------     -----------       ------------       ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           292             435                343                373
 Redeemed .......................................          (238)           (125)              (304)              (303)
                                                   ------------     -----------       ------------       ------------
 Net Increase (Decrease) ........................            54             310                 39                 70
                                                   ------------     -----------       ------------       ------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/Mercury                         EQ/MFS Emerging
                                                        International Value                    Growth Companies
                                                ------------------------------------ -------------------------------------
                                                       2004               2003              2004               2003
                                                ------------------ ----------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $  1,116,398       $ 1,351,299       $   (881,785)      $   (809,076)
 Net realized gain (loss) on investments ......      1,937,094          (988,834)       (11,495,056)       (17,387,668)
 Change in unrealized appreciation
  (depreciation) on investments ...............     16,106,975        18,373,517         31,243,426         55,299,579
                                                  ------------       -----------       ------------       ------------
 Net increase (decrease) in net assets from
  operations ..................................     19,160,467        18,735,982         18,866,585         37,102,835
                                                  ------------       -----------       ------------       ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     14,433,973        14,957,683         26,949,789         32,311,048
  Transfers between funds and guaranteed
   interest account, net ......................      8,562,809         1,814,206        (15,684,499)       (12,577,710)
  Transfers for contract benefits and
   terminations ...............................     (7,722,532)       (5,180,724)       (11,705,467)        (8,753,007)
  Contract maintenance charges ................     (5,058,479)       (4,810,257)       (12,957,991)       (14,064,675)
                                                  ------------       -----------       ------------       ------------
Net increase (decrease) in net assets from
 contractowners transactions ..................     10,215,771         6,780,908        (13,398,168)        (3,084,344)
                                                  ------------       -----------       ------------       ------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................         36,131            26,646             35,250             30,935
                                                  ------------       -----------       ------------       ------------
Increase (Decrease) in Net Assets .............     29,412,369        25,543,536          5,503,667         34,049,426
Net Assets -- Beginning of Period .............     85,709,856        60,166,320        166,162,767        132,113,341
                                                  ------------       -----------       ------------       ------------
Net Assets -- End of Period ...................   $115,122,225       $85,709,856       $171,666,434       $166,162,767
                                                  ============       ===========       ============       ============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................             25                19                 10                  7
 Redeemed .....................................             (6)               (4)                (3)                (1)
                                                  ------------       -----------       ------------       ------------
 Net Increase (Decrease) ......................             19                15                  7                  6
                                                  ------------       -----------       ------------       ------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            308               444                355                466
 Redeemed .....................................           (242)             (378)              (473)              (416)
                                                  ------------       -----------       ------------       ------------
 Net Increase (Decrease) ......................             66                66               (118)                50
                                                  ------------       -----------       ------------       ------------



                                                        EQ/MFS Investors
                                                              Trust                        EQ/Money Market
                                                --------------------------------- ----------------------------------
                                                       2004             2003            2004              2003
                                                ----------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $     1,370       $    11,292    $   1,675,306    $     1,340,149
 Net realized gain (loss) on investments ......       347,651          (204,383)        (632,791)        (1,217,067)
 Change in unrealized appreciation
  (depreciation) on investments ...............       789,302         1,858,590          746,150          1,228,788
                                                  -----------       -----------    -------------    ---------------
 Net increase (decrease) in net assets from
  operations ..................................     1,138,323         1,665,499        1,788,665          1,351,870
                                                  -----------       -----------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     1,413,250         1,432,190      129,595,505        180,305,436
  Transfers between funds and guaranteed
   interest account, net ......................      (226,370)        1,879,964      (99,406,617)      (130,290,540)
  Transfers for contract benefits and
   terminations ...............................    (1,115,981)         (493,400)     (68,377,960)       (98,990,530)
  Contract maintenance charges ................      (553,566)         (529,678)     (31,546,510)       (37,667,392)
                                                  -----------       -----------    -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions ..................      (482,667)        2,289,076      (69,735,582)       (86,643,026)
                                                  -----------       -----------    -------------    ---------------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        47,454            43,143           35,057             43,975
                                                  -----------       -----------    -------------    ---------------
Increase (Decrease) in Net Assets .............       703,110         3,997,718      (67,911,860)       (85,247,181)
Net Assets -- Beginning of Period .............    10,476,994         6,479,276      388,025,825        473,273,006
                                                  -----------       -----------    -------------    ---------------
Net Assets -- End of Period ...................   $11,180,104       $10,476,994    $ 320,113,965    $   388,025,825
                                                  ===========       ===========    =============    ===============
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            --                --            2,680              3,238
 Redeemed .....................................            --                --           (2,961)            (3,568)
                                                  -----------       -----------    -------------    ---------------
 Net Increase (Decrease) ......................            --                --              281               (330)
                                                  -----------       -----------    -------------    ---------------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            79               109              377                620
 Redeemed .....................................           (84)              (77)            (488)              (833)
                                                  -----------       -----------    -------------    ---------------
 Net Increase (Decrease) ......................              (5)             32             (111)              (213)
                                                  --------------    -----------    -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                             Fidelity VIP
                                                              EQ/Small                      Asset Manager:
                                                            Company Index                     Growth (b)
                                                  --------------------------------- -------------------------------
                                                        2004             2003            2004            2003
                                                  --------------- ----------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................  $    482,599     $    21,662       $   27,379     $       --
 Net realized gain (loss) on investments ........     1,341,175         259,217           95,655          5,903
 Change in unrealized appreciation
  (depreciation) on investments .................     1,541,998         839,581          (46,761)       102,299
                                                   ------------     -----------       ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................     3,365,772       1,120,461           76,273        108,202
                                                   ------------     -----------       ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........     3,840,796       1,068,379          217,684          2,114
  Transfers between funds and guaranteed
   interest account, net ........................     9,757,119       8,120,640          (39,438)     1,062,956
  Transfers for contract benefits and
   terminations .................................      (682,814)        (91,063)          (5,774)            --
  Contract maintenance charges ..................    (1,048,903)       (198,543)         (36,248)        (9,899)
                                                   ------------     -----------       ----------     ----------
Net increase (decrease) in net assets
 from contractowners transactions ...............    11,866,198       8,899,413          136,224      1,055,171
                                                   ------------     -----------       ----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........        62,635          15,113               --             --
                                                   ------------     -----------       ----------     ----------
Increase (Decrease) in Net Assets ...............    15,294,605      10,034,987          212,497      1,163,373
Net Assets -- Beginning of Period ...............    10,738,321         703,334        1,163,373             --
                                                   ------------     -----------       ----------     ----------
Net Assets -- End of Period .....................  $ 26,032,926     $10,738,321       $1,375,870     $1,163,373
                                                   ============     ===========       ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           185             124               --             --
 Redeemed .......................................          (122)            (73)              --             --
                                                   ------------     -----------       ----------     ----------
 Net Increase (Decrease) ........................            63              51               --             --
                                                   ------------     -----------       ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................            36              22               13             11
 Redeemed .......................................           (18)             (4)             (12)            (1)
                                                   ------------     -----------       ----------     ----------
 Net Increase (Decrease) ........................            18              18                1             10
                                                   ------------     -----------       ----------     ----------



                                                           Fidelity VIP                    Fidelity VIP
                                                          Contrafund (b)                 Equity-Income (b)
                                                  ------------------------------- -------------------------------
                                                       2004            2003            2004            2003
                                                  -------------- ---------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) ...................   $    6,220     $       --       $   48,260     $       --
 Net realized gain (loss) on investments ........      283,230         13,868          156,282         65,954
 Change in unrealized appreciation
  (depreciation) on investments .................      564,446        315,370          191,199        311,516
                                                    ----------     ----------       ----------     ----------
 Net increase (decrease) in net assets from
  operations ....................................      853,896        329,238          395,741        377,470
                                                    ----------     ----------       ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .........      560,581         51,912          409,777         36,491
  Transfers between funds and guaranteed
   interest account, net ........................    4,811,441      2,544,173        1,859,978      2,155,897
  Transfers for contract benefits and
   terminations .................................     (415,159)            --         (187,131)            --
  Contract maintenance charges ..................     (137,102)       (19,677)         (86,757)       (19,889)
                                                    ----------     ----------       ----------     ----------
Net increase (decrease) in net assets
 from contractowners transactions ...............    4,819,761      2,576,408        1,995,867      2,172,499
                                                    ----------     ----------       ----------     ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account FP ...........           --             --               --             --
                                                    ----------     ----------       ----------     ----------
Increase (Decrease) in Net Assets ...............    5,673,657      2,905,646        2,391,608      2,549,969
Net Assets -- Beginning of Period ...............    2,905,646             --        2,549,969             --
                                                    ----------     ----------       ----------     ----------
Net Assets -- End of Period .....................   $8,579,303     $2,905,646       $4,941,577     $2,549,969
                                                    ==========     ==========       ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .........................................           --             --               --             --
 Redeemed .......................................           --             --               --             --
                                                    ----------     ----------       ----------     ----------
 Net Increase (Decrease) ........................           --             --               --             --
                                                    ----------     ----------       ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .........................................           70             25               31             24
 Redeemed .......................................          (34)            (2)             (17)            (4)
                                                    ----------     ----------       ----------     ----------
 Net Increase (Decrease) ........................           36             23               14             20
                                                    ----------     ----------       ----------     ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          Fidelity VIP                     Fidelity VIP
                                                       Growth & Income (b)                High Income (b)
                                                --------------------------------- -------------------------------
                                                      2004             2003            2004            2003
                                                ---------------- ---------------- -------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   12,425       $       --       $  149,283     $       --
 Net realized gain (loss) on investments ......       50,336           10,891            1,165          5,913
 Change in unrealized appreciation
  (depreciation) on investments ...............       45,273          132,444           (1,488)       113,927
                                                  ----------       ----------       ----------     ----------
 Net increase (decrease) in net assets from
  operations ..................................      108,034          143,335          148,960        119,840
                                                  ----------       ----------       ----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      155,156           31,645          319,961         40,013
  Transfers between funds and guaranteed
   interest account, net ......................      162,617        1,527,683          308,749      2,324,923
  Transfers for contract benefits and
   terminations ...............................       (7,565)              --         (229,826)            --
  Contract maintenance charges ................      (43,336)         (13,856)         (68,365)       (14,715)
                                                  ----------       ----------       ----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................      266,872        1,545,472          330,519      2,350,221
                                                  ----------       ----------       ----------     ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................           --               --               --             --
                                                  ----------       ----------       ----------     ----------
Increase (Decrease) in Net Assets .............      374,906        1,688,806          479,479      2,470,061
Net Assets -- Beginning of Period .............    1,688,806               --        2,470,061             --
                                                  ----------       ----------       ----------     ----------
Net Assets -- End of Period ...................   $2,063,712       $1,688,806       $2,949,540     $2,470,061
                                                  ==========       ==========       ==========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --               --               --             --
 Redeemed .....................................           --               --               --             --
                                                  ----------       ----------       ----------     ----------
 Net Increase (Decrease) ......................           --               --               --             --
                                                  ----------       ----------       ----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            9               16               31             29
 Redeemed .....................................           (6)              (2)             (29)            (7)
                                                  ----------       ----------       ----------     ----------
 Net Increase (Decrease) ......................            3               14                2             22
                                                  ----------       ----------       ----------     ----------



                                                        Fidelity VIP                   Fidelity VIP
                                                 Investment Grade Bond (b)             Mid Cap (b)
                                                ---------------------------- --------------------------------
                                                     2004           2003           2004            2003
                                                -------------- ------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $  222,378    $       --     $        --     $       --
 Net realized gain (loss) on investments ......       (9,373)      (29,542)        241,496          7,198
 Change in unrealized appreciation
  (depreciation) on investments ...............      (27,955)       81,467         976,379        166,833
                                                  ----------    ----------     -----------     ----------
 Net increase (decrease) in net assets from
  operations ..................................      185,050        51,925       1,217,875        174,031
                                                  ----------    ----------     -----------     ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      376,290        47,192         821,600         47,173
  Transfers between funds and guaranteed
   interest account, net ......................    2,587,920     3,629,163       7,742,112      1,482,466
  Transfers for contract benefits and
   terminations ...............................     (322,342)           --        (303,902)            --
  Contract maintenance charges ................      (99,877)      (47,690)       (134,969)       (11,055)
                                                  ----------    ----------     -----------     ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................    2,541,991     3,628,665       8,124,841      1,518,584
                                                  ----------    ----------     -----------     ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................           --            --              --             --
                                                  ----------    ----------     -----------     ----------
Increase (Decrease) in Net Assets .............    2,727,041     3,680,589       9,342,716      1,692,615
Net Assets -- Beginning of Period .............    3,680,589            --       1,692,615             --
                                                  ----------    ----------     -----------     ----------
Net Assets -- End of Period ...................   $6,407,630    $3,680,589     $11,035,331     $1,692,615
                                                  ==========    ==========     ===========     ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --            --              --             --
 Redeemed .....................................           --            --              --             --
                                                  ----------    ----------     -----------     ----------
 Net Increase (Decrease) ......................           --            --              --             --
                                                  ----------    ----------     -----------     ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           62            80              77             16
 Redeemed .....................................          (38)           44             (28)            (4)
                                                  ----------    ----------     -----------     ----------
 Net Increase (Decrease) ......................           24            36              49             12
                                                  ----------    ----------     -----------     ----------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        Fidelity VIP                    Fidelity VIP
                                                          Value (b)                 Value Strategies (b)
                                                ----------------------------- ---------------------------------
                                                     2004           2003            2004             2003
                                                -------------- -------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   13,422     $  2,589       $    6,685       $   12,099
 Net realized gain (loss) on investments ......       47,279        9,875          119,521           17,746
 Change in unrealized appreciation
  (depreciation) on investments ...............       54,957       52,233          122,080          107,545
                                                  ----------     --------       ----------       ----------
 Net increase (decrease) in net assets from
  operations ..................................      115,658       64,697          248,286          137,390
                                                  ----------     --------       ----------       ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......      226,817       22,350          602,652           46,476
  Transfers between funds and guaranteed
   interest account, net ......................      457,373      776,775         (150,525)       2,383,796
  Transfers for contract benefits and
   terminations ...............................     (150,075)          --         (280,341)              --
  Contract maintenance charges ................      (39,319)      (6,234)        (121,584)         (18,891)
                                                  ----------     --------       ----------       ----------
Net increase (decrease) in net assets from
 contractowners transactions ..................      494,796      792,891           50,201        2,411,381
                                                  ----------     --------       ----------       ----------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................           --           --               --               --
                                                  ----------     --------       ----------       ----------
Increase (Decrease) in Net Assets .............      610,454      857,588          298,487        2,548,771
Net Assets -- Beginning of Period .............      857,588           --        2,548,771               --
                                                  ----------     --------       ----------       ----------
Net Assets -- End of Period ...................   $1,468,042     $857,588       $2,847,258       $2,548,771
                                                  ==========     ========       ==========       ==========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           --           --               --               --
 Redeemed .....................................           --           --               --               --
                                                  ----------     --------       ----------       ----------
 Net Increase (Decrease) ......................           --           --               --               --
                                                  ----------     --------       ----------       ----------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           18            8               29               20
 Redeemed .....................................          (15)          (1)             (30)              (3)
                                                  ----------     --------       ----------       ----------
 Net Increase (Decrease) ......................            3            7               (1)              17
                                                  ----------     --------       ----------       ----------



                                                     Laudus Rosenberg VIT              MFS Mid Cap
                                                 Value Long/Short Equity (b)             Growth
                                                ------------------------------ ---------------------------
                                                      2004           2003          2004          2003
                                                --------------- -------------- ------------ --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................   $   (19,911)    $   (6,974)   $    (903)    $   (352)
 Net realized gain (loss) on investments ......        68,540        (37,493)       5,696        2,185
 Change in unrealized appreciation
  (depreciation) on investments ...............       324,771        (15,109)      13,663       15,800
                                                  -----------     ----------    ---------     --------
 Net increase (decrease) in net assets from
  operations ..................................       373,400        (59,576)      18,456       17,633
                                                  -----------     ----------    ---------     --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......       497,952        155,350       48,007       87,467
  Transfers between funds and guaranteed
   interest account, net ......................     2,865,281      1,296,141        6,342       23,629
  Transfers for contract benefits and
   terminations ...............................       (49,966)        (1,213)      (6,818)          (4)
  Contract maintenance charges ................      (178,651)       (57,442)     (19,373)      (9,060)
                                                  -----------     ----------    ---------     --------
Net increase (decrease) in net assets from
 contractowners transactions ..................     3,134,616      1,392,836       28,157      102,033
                                                  -----------     ----------    ---------     --------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        17,807      6,754,282          903          352
                                                  -----------     ----------    ---------     --------
Increase (Decrease) in Net Assets .............     3,525,823      8,087,542       47,516      120,018
Net Assets -- Beginning of Period .............     8,087,542             --      120,434          416
                                                  -----------     ----------    ---------     --------
Net Assets -- End of Period ...................   $11,613,365     $8,087,542    $ 167,950     $120,434
                                                  ===========     ==========    =========     ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................            --             --           --            1
 Redeemed .....................................            --             --           --           --
                                                  -----------     ----------    ---------     --------
 Net Increase (Decrease) ......................            --             --           --            1
                                                  -----------     ----------    ---------     --------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................           195            140           --           --
 Redeemed .....................................          (163)          (126)          --           --
                                                  -----------     ----------    ---------     --------
 Net Increase (Decrease) ......................            32             14           --           --
                                                  -----------     ----------    ---------     --------

-------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                        PEA Renaissance             PIMCO Total Return
                                                ------------------------------- --------------------------
                                                      2004            2003          2004         2003
                                                --------------- --------------- ----------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $  1,009,635     $    80,922    $   6,797    $  4,739
 Net realized gain (loss) on investments ......     1,183,895         203,451          124         472
 Change in unrealized appreciation
  (depreciation) on investments ...............     1,119,551       1,537,368        2,160        (251)
                                                 ------------     -----------    ---------    --------
 Net increase (decrease) in net assets from
  operations ..................................     3,313,081       1,821,741        9,081       4,960
                                                 ------------     -----------    ---------    --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     4,310,291         981,970       84,690     151,600
  Transfers between funds and guaranteed
   interest account, net ......................     9,766,407       8,531,262       (1,965)     (5,256)
  Transfers for contract benefits and
   terminations ...............................      (726,856)        (24,176)     (14,744)        (25)
  Contract maintenance charges ................    (1,092,634)       (189,818)     (39,462)    (20,175)
                                                 ------------     -----------    ---------    --------
Net increase (decrease) in net assets from
 contractowners transactions ..................    12,257,208       9,299,240       28,519     126,144
                                                 ------------     -----------    ---------    --------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        45,815           7,119        1,094         583
                                                 ------------     -----------    ---------    --------
Increase (Decrease) in Net Assets .............    15,616,104      11,128,100       38,694     131,686
Net Assets -- Beginning of Period .............    11,148,733          20,633      163,483      31,797
                                                 ------------     -----------    ---------    --------
Net Assets -- End of Period ...................  $ 26,764,837     $11,148,733    $ 202,177    $163,483
                                                 ============     ===========    =========    ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           132              75            1           2
 Redeemed .....................................           (62)            (11)          --          (1)
                                                 ------------     -----------    ---------    --------
 Net Increase (Decrease) ......................            70              65            1           1
                                                 ------------     -----------    ---------    --------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            --              --           --          --
 Redeemed .....................................            --              --           --          --
                                                 ------------     -----------    ---------    --------
 Net Increase (Decrease) ......................            --              --           --          --
                                                 ------------     -----------    ---------    --------



                                                                                         Vanguard VIF
                                                  U.S. Real Estate -- Class I            Equity Index
                                                ------------------------------- -------------------------------
                                                      2004            2003            2004            2003
                                                --------------- --------------- ---------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss) .................  $    421,015     $    (6,747)     $  33,396       $    500
 Net realized gain (loss) on investments ......     2,738,298         120,772         55,765         12,522
 Change in unrealized appreciation
  (depreciation) on investments ...............     6,116,678       1,766,713         56,642        110,222
                                                 ------------     -----------     ----------       --------
 Net increase (decrease) in net assets from
  operations ..................................     9,275,991       1,880,738        145,803        123,244
                                                 ------------     -----------     ----------       --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners .......     5,530,353       1,928,653        585,558        537,994
  Transfers between funds and guaranteed
   interest account, net ......................    25,242,365       7,925,696        604,056        226,388
  Transfers for contract benefits and
   terminations ...............................      (889,977)        (26,380)        (5,695)           (11)
  Contract maintenance charges ................    (1,152,980)       (266,153)      (144,665)       (69,395)
                                                 ------------     -----------     ----------       --------
Net increase (decrease) in net assets from
 contractowners transactions ..................    28,729,761       9,561,817      1,039,254        694,976
                                                 ------------     -----------     ----------       --------
Net increase (decrease) in amount
 retained by AXA Equitable in Separate
 Account FP ...................................        41,942           6,394          7,528          2,429
                                                 ------------     -----------     ----------       --------
Increase (Decrease) in Net Assets .............    38,047,694      11,448,949      1,192,585        820,649
Net Assets -- Beginning of Period .............    12,754,007       1,305,058        932,054        111,405
                                                 ------------     -----------     ----------       --------
Net Assets -- End of Period ...................  $ 50,801,701     $12,754,007     $2,124,639       $932,054
                                                 ============     ===========     ==========       ========
Changes in Units (000's):
Unit Activity 0.00% to 0.90% Class A
 Issued .......................................           263             111             14             10
 Redeemed .....................................           (83)            (32)            (4)            (2)
                                                 ------------     -----------     ----------       --------
 Net Increase (Decrease) ......................           180              79             10              8
                                                 ------------     -----------     ----------       --------
Unit Activity 0.00% to 0.90% Class B
 Issued .......................................            --              --             --             --
 Redeemed .....................................            --              --             --             --
                                                 ------------     -----------     ----------       --------
 Net Increase (Decrease) ......................            --              --             --             --
                                                 ------------     -----------     ----------       --------

-------
The accompanying notes are an integral part of these financial statements.
(a) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(b) Commenced operations on May 2, 2003.
(c) Commenced operations on October 13, 2003.
(d) A substitution of EQ/Technology for AXA Premier VIP Technology occurred on May 14, 2004 (See Note 5).
(e) Commenced operations on October 25, 2004.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements

December 31, 2004


1. Organization

AXA Equitable Life Insurance Company (formerly The Equitable Life Assurance Society of the United States) ("AXA Equitable") Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account invests in shares of mutual funds of various variable investment trusts of AXA Premier VIP Trust ("VIP"), Laudus Rosenberg Variable Insurance Trust, Davis Variable Account Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products, MFS Variable Insurance Trust, PIMCO Advisors VIT, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., and Vanguard Variable Insurance Fund ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts has separate investment objectives. These financial statements and notes are those of the Account.

The Account consists of 67 variable investment options:

o AXA Aggressive Allocation
o AXA Conservative Allocation
o AXA Conservative-Plus Allocation
o AXA Moderate Allocation(1)
o AXA Moderate-Plus Allocation
o AXA Premier VIP Aggressive Equity(2)
o AXA Premier VIP Core Bond
o AXA Premier VIP Health Care
o AXA Premier VIP High Yield(3)
o AXA Premier VIP International Equity
o AXA Premier VIP Large Cap Core Equity
o AXA Premier VIP Large Cap Growth
o AXA Premier VIP Large Cap Value
o AXA Premier VIP Small/Mid Cap Growth
o AXA Premier VIP Small/Mid Cap Value
o AXA Premier VIP Technology
o Davis Value
o EQ/Alliance Common Stock
o EQ/Alliance Growth and Income
o EQ/Alliance Intermediate Government Securities
o EQ/Alliance International
o EQ/Alliance Premier Growth
o EQ/Alliance Quality Bond
o EQ/Alliance Small Cap Growth
o EQ/Bernstein Diversified Value
o EQ/Calvert Socially Responsible
o EQ/Capital Guardian Growth(8)
o EQ/Capital Guardian International
o EQ/Capital Guardian Research
o EQ/Capital Guardian U.S. Equity
o EQ/Emerging Markets Equity
o EQ/Enterprise Equity
o EQ/Enterprise Equity Income
o EQ/Enterprise Growth
o EQ/Enterprise Growth and Income
o EQ/Enterprise Small Company Growth
o EQ/Enterprise Small Company Value
o EQ/Equity 500 Index
o EQ/Evergreen Omega
o EQ/FI Mid Cap
o EQ/FI Small/Mid Cap Value
o EQ/J.P. Morgan Core Bond
o EQ/Janus Large Cap Growth
o EQ/JP Morgan Value Opportunities(7)
o EQ/Lazard Small Cap Value
o EQ/Marsico Focus
o EQ/Mercury Basic Value Equity
o EQ/Mercury International Value(4)
o EQ/MFS Emerging Growth Companies
o EQ/MFS Investors Trust
o EQ/Money Market
o EQ/Small Company Index
o Fidelity VIP Asset Manager: Growth
o Fidelity VIP Contrafund
o Fidelity VIP Equity-Income
o Fidelity VIP Growth & Income
o Fidelity VIP High Income
o Fidelity VIP Investment Grade Bond
o Fidelity VIP Mid Cap
o Fidelity VIP Value
o Fidelity VIP Value Strategies
o Laudus Rosenberg VIT Value Long/Short Equity(5)
o MFS Mid Cap Growth
o PEA Renaissance(6)
o PIMCO Total Return
o U.S. Real Estate -- Class I
o Vanguard VIF Equity Index

----------------------

1) Formerly known as EQ/Balanced
2) Formerly known as EQ/Aggressive Stock
3) Formerly known as EQ/High Yield
4) Formerly known as EQ/Putnam International Equity
5) Formerly known as AXA Rosenberg VIT Value Long/Short Equity
6) Formerly known as PIMCO Renaissance
7) Formerly known as EQ/Putnam Growth & Income Value
8) Formerly known as EQ/Putnam Voyager

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


1. Organization (Concluded)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

The Account is used to fund benefits for Variable Life products issued by AXA Equitable including Accumulator Life, Incentive Life, Incentive Life 2000, Incentive Life 2000 Sales 1999 and after, Incentive Life '02, Incentive Life Plus(SM), Paramount Life, IL Protector(SM), Incentive Life COLI and Incentive Life COLI '04, flexible premium variable life insurance policies; Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, Survivorship Incentive Life 1999, Survivorship Incentive Life '02; flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Contracts"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus(SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus(SM)." Incentive Life Plus policies issued with a prior prospectus are referred to as "Incentive Life Plus Original Series."

The Account supports the operations of various AXA Equitable insurance products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those life insurance products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distributor Channel.

The amount retained by AXA Equitable in the Account arises principally from (1) contributions from AXA Equitable, (2) mortality and expense charges and administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by AXA Equitable are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
(GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

On December 29, 2003, The American Institute of Certified Public Accountants issued Statement of Position 03-05 "Financial Highlights of Separate Accounts:
An Amendment to the Audit and Accounting Guide Audits of Investment Companies" which was effective for the December 31, 2003 financial statements. Adoption of the new requirements did not have a significant impact on the Account's financial position or results of operations.

Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

Receivable/payable for policy-related transactions represent amount due to/from AXA Equitable's General Account predominately related to premiums, surrenders and death benefits.

Accumulation nonunitized represents a product offered based upon a dollar amount (starting at $1) rather than units. It is similar to Accumulation Units accounts, which are based upon units, as the dollar amount of the contractowner account changes with the investment activity of the fund the contract is invested in, net of contract charges.

Payments received from contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to variable investment options, and (except for SP-Flex policies), to the

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


2. Significant Accounting Policies (Concluded)

guaranteed interest account of AXA Equitable's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account. The net assets of any variable investment option may not be less than the aggregate value of the Contractowner accounts allocated to that variable investment option. Additional assets are set aside in AXA Equitable's General Account to provide for the unearned portion of monthly charges for mortality costs and other policy benefits, as required by state insurance law. AXA Equitable's General Account is subject to creditor rights.

Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract maintenance charges are administrative and cost of insurance charges deducted monthly under the Contracts.

The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

                                                              Purchases          Sales
                                                           --------------   --------------
AXA Aggressive Allocation ..............................    $  7,295,610     $    897,335
AXA Conservative Allocation ............................       5,017,336        2,955,786
AXA Conservative-Plus Allocation .......................       2,034,438          586,493
AXA Moderate Allocation ................................      77,739,141      133,719,748
AXA Moderate-Plus Allocation ...........................      14,970,205        1,792,451
AXA Premier VIP Aggressive Equity ......................      13,540,116       48,028,151
AXA Premier VIP Core Bond ..............................      41,004,017       24,151,830
AXA Premier VIP Health Care ............................      16,253,457        6,694,884
AXA Premier VIP High Yield .............................     205,743,711      206,699,528
AXA Premier VIP International Equity ...................      21,740,837        2,693,785
AXA Premier VIP Large Cap Core Equity ..................       5,255,070        3,378,745
AXA Premier VIP Large Cap Growth .......................      11,469,975        7,085,364
AXA Premier VIP Large Cap Value ........................      18,585,973       11,591,649
AXA Premier VIP Small/Mid Cap Growth ...................      24,185,190       12,214,784
AXA Premier VIP Small/Mid Cap Value ....................      29,885,408       15,084,359
AXA Premier VIP Technology .............................     113,774,760       61,353,103
Davis Value ............................................         152,957           49,825
EQ/Alliance Common Stock ...............................     111,800,844      178,888,377
EQ/Alliance Growth and Income ..........................      59,973,788       47,483,756
EQ/Alliance Intermediate Government Securities .........      48,392,094       73,257,194
EQ/Alliance International ..............................     135,353,088      142,333,940
EQ/Alliance Premier Growth .............................       8,751,778       14,369,621
EQ/Alliance Quality Bond ...............................      56,794,383       76,894,951
EQ/Alliance Small Cap Growth ...........................      29,654,522       29,772,727
EQ/Bernstein Diversified Value .........................      44,105,631       23,129,701
EQ/Calvert Socially Responsible ........................           8,535              368
EQ/Capital Guardian Growth .............................         112,357          263,123
EQ/Capital Guardian International ......................         880,205          237,186
EQ/Capital Guardian Research ...........................      15,263,226       16,204,798
EQ/Capital Guardian U.S. Equity ........................      19,861,544       11,903,785

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


3. Purchases and Sales of Investments (Concluded)


                                                           Purchases         Sales
                                                         -------------   -------------
EQ/Emerging Market Equity ............................     34,778,631      18,574,539
EQ/Enterprise Equity .................................          8,728              --
EQ/Enterprise Equity Income ..........................         51,599           1,568
EQ/Enterprise Growth .................................          2,936               6
EQ/Enterprise Growth and Income ......................          5,745               3
EQ/Enterprise Small Company Growth ...................          3,697              12
EQ/Enterprise Small Company Value ....................        137,598           2,302
EQ/Equity 500 Index ..................................     92,792,803      98,633,096
EQ/Evergreen Omega ...................................      7,780,424       5,459,988
EQ/FI Mid Cap ........................................     36,412,301      17,425,980
EQ/FI Small/Mid Cap Value ............................     58,648,957      30,087,916
EQ/J.P. Morgan Core Bond .............................      7,559,162       3,005,491
EQ/Janus Large Cap Growth ............................     11,832,665      11,917,152
EQ/JP Morgan Value Opportunities .....................     11,176,183      13,119,340
EQ/Lazard Small Cap Value ............................     13,423,506       1,393,336
EQ/Marsico Focus .....................................     27,680,748      16,193,062
EQ/Mercury Basic Value Equity ........................     46,797,441      27,502,907
EQ/Mercury International Value .......................     27,020,741      15,634,110
EQ/MFS Emerging Growth Companies .....................     19,233,484      33,474,847
EQ/MFS Investors Trust ...............................      5,582,525       6,016,368
EQ/Money Market ......................................    358,277,281     425,851,925
EQ/Small Company Index ...............................     30,043,543      17,246,418
Fidelity VIP Asset Manager: Growth ...................      1,385,986       1,222,382
Fidelity VIP Contrafund ..............................      6,572,977       1,746,996
Fidelity VIP Equity-Income ...........................      2,931,121         886,994
Fidelity VIP Growth & Income .........................        721,717         442,421
Fidelity VIP High Income .............................      3,137,509       2,657,707
Fidelity VIP Investment Grade Bond ...................      5,354,990       2,590,622
Fidelity VIP Mid Cap .................................     10,028,222       1,903,383
Fidelity VIP Value ...................................      1,834,072       1,325,854
Fidelity VIP Value Strategies ........................      2,822,752       2,765,865
Laudus Rosenberg VIT Value Long/Short Equity .........     18,687,012      15,554,500
MFS Mid Cap Growth ...................................         50,837          22,679
PEA Renaissance ......................................     17,926,720       5,526,122
PIMCO Total Return ...................................         86,898          52,020
U.S. Real Estate -- Class I ..........................     38,520,314       8,964,994
Vanguard VIF Equity Index ............................      1,418,432         335,674


4. Expenses and Related Party Transactions

The assets in each variable investment option are invested in shares of a corresponding mutual fund portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that The Trusts, on behalf of each Portfolio, may charge annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. These fees are reflected in the net asset value of the shares.

AXA Equitable serves as investment manager of EQAT and VIP. Charles Schwab Investment Management, Inc. serves as investment manager for the Laudus Rosenberg Variable Insurance Trust--Laudus VIT Value Long/Short Equity Portfolio. Davis Selected Advisers, L.P. serves as investment manager for the Davis Variable Account Fund, Inc.--Davis Value Portfolio. Fidelity Management & Research (UK) Inc., Fidelity Management & Research (Far East), Fidelity Investments Japan Limited, FMR Co., Inc. serves as investment manager for the Fidelity Variable Insurance Products--Fidelity VIP Asset Manager, Fidelity VIP Contra Fund, Fidelity VIP Equity, Fidelity VIP Growth & Income, Fidelity VIP High Income, Fidelity VIP Investment Grade Bond, Fidelity VIP Mid Cap, Fidelity VIP Value, Fidelity VIP Value Strategies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


4. Expenses and Related Party Transactions (Concluded)

Massachusetts Financial Services Company serves as investment manager of MFS Variable Insurance Trust--MFS Mid Cap Growth Portfolio. OpCap Advisors LLC serves as investment manager for PIMCO Advisors VIT--PEA Renaissance Portfolio. Pacific Investment Management Company LLC (PIMCO) serves as investment manager for PIMCO Variable Insurance Trust--PIMCO Total Return Portfolio. Van Kampen (name under which Morgan Stanley Investment Management Inc. does business in certain situations) serves as investment manager of The Universal Institutional Funds, Inc.--U.S. Real Estate Portfolio. The Vanguard Group serves as the investment manager of the Vanguard Variable Insurance Fund--Vanguard VIF Equity Index Portfolio. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual portfolios and range for EQAT and VIP from a low of 0.10% to a high of 1.20% of average daily net assets. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors"), and AXA Distributors LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

Alliance Capital Management L.P. ("Alliance") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/Alliance Portfolios; EQ/Bernstein Diversified Value, EQ/Equity 500 Index, EQ/Money Market, and EQ/Small Company Index, as well as a portion of AXA Premier VIP Aggressive Equity, AXA Premier VIP High Yield, AXA Premier VIP International Equity, AXA Premier VIP Large Cap Core Equity, AXA Premier VIP Large Cap Growth, AXA Premier VIP Large Cap Value, AXA Premier VIP Small/Mid Cap Growth and AXA Premier VIP Technology. Alliance is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

Boston Advisors serves as an investment advisor for the EQ/Enterprise Equity Income Portfolio in EQAT. Boston Advisors is an indirectly wholly owned subsidiary of AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

AXA Advisors and Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. ("NASD").

The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the NASD) that have entered into selling agreements with Distributors. The licensed insurance agents who sell our policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the agencies and affiliated broker-dealer. AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.


5. Substitutions/Transfers

Substitution transactions that occurred at the dates indicated are shown below. For accounting purposes these transactions were treated as mergers and are considered tax-free exchanges.

--------------------------------------------------------------------------------
 May 14, 2004             Removed Portfolio          Surviving Portfolio
--------------------------------------------------------------------------------
                            EQ/Technology         AXA Premier VIP Technology
--------------------------------------------------------------------------------
Shares -- Class A                 71,822                     35,486
Shares -- Class B             12,013,152                  5,908,280
Value -- Class A             $   295,601                $   295,601
Value -- Class B             $48,917,642                $48,917,642
Net Assets before merger     $49,213,243                $10,177,765
Net Assets after merger               --                $59,391,008
--------------------------------------------------------------------------------

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


5. Substitutions/Transfers (Concluded)


--------------------------------------------------------------------------------
 May 2, 2003                 Removed Portfolio            Surviving Portfolio
--------------------------------------------------------------------------------
                        EQ/International Equity Index  EQ/Alliance International
--------------------------------------------------------------------------------
Shares -- Class A                   8,350                            7,900
Shares -- Class B                  70,385                           67,601
Value -- Class A                  $59,088                          $59,088
Value -- Class B                 $498,398                         $498,398
Net Assets before merger         $557,486                      $33,139,983
Net Assets after merger                --                      $33,697,469
--------------------------------------------------------------------------------

Reorganizations

The EQ/Balanced Portfolio, a fund of EQAT, was merged into the AXA Moderate Allocation Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The effect of this was to convert the EQ/Balanced Portfolio into a "fund of funds" structure by investing in a combination of other portfolios that are selected from 36 actively managed choices.

The EQ/Aggressive Stock Portfolio, a fund of EQAT, was merged into the AXA Premier VIP Aggressive Equity Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003. The EQ/High Yield Portfolio, a fund of EQAT, was merged into the AXA Premier VIP High Yield Portfolio, a fund of VIP, in a reorganization effective after the close of business on August 15, 2003.


6. Contractowner Charges

Under the Contracts, AXA Equitable assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. The products have charges currently as shown below:



                                                             Mortality and Expense     Mortality     Administrative      Total
                                                            -----------------------   -----------   ----------------   --------
Accumulator Life ........................................       varies (b)(d)             --               --           varies
Incentive Life, Incentive Life 2000, Incentive Life 1999,
 Incentive Life Plus, Champion 2000 .....................         .60%(a)                 --               --            .60%
Incentive Life '02 ......................................         .80%(b)                 --               --            .80%
Survivorship Incentive Life '02 .........................         .90%(b)                 --               --            .90%
Paramount Life ..........................................         .60%(a)                 --               --            .60%
IL Plus Original Series .................................         .60%(b)                 --               --            .60%
Incentive Life COLI .....................................         .60%{b)                 --               --            .60%
Incentive Life COLI '04 .................................         .75%(b)(c)              --               --            .75%
Survivorship Incentive Life 1999 ........................         .60%(a)                 --               --            .60%
Survivorship 2000 .......................................         .90%(a)                 --               --            .90%
IL Protector ............................................         .80%(a)                 --               --            .80%
SP-Flex .................................................         .85%(a)               .60%(a)          .35%(a)        1.80%

----------
(a) Charged to daily net assets of the Account.
(b) Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.
(c) Policy years 1-5 0.75% (1.00% maximum)
    Policy years 6-20 0.55% (0.75% maximum)
(d) Varies by age, sex, class. The highest current charge is 1.21%.
    Policy years 1-10 0.71% to 1.46% maximum
    Policy years 11+ 0.30% to 0.50% maximum

The Accumulator Life Program utilizes two insurance products -- a single premium fixed annuity contract and a flexible premium variable life insurance policy. The Program is designed to provide a simple method to purchase a variable life insurance policy with a single purchase payment.

The Accumulator Life mortality and expense guaranteed risk charges are 0.71% to 1.46% in years 1 to 10 and 0.30% to 0.50% in years 11 and beyond. The current mortality and risk charges are lower than the guaranteed charges. The highest current charge is 1.21%. Beginning in year 11, the current rates are scheduled to decrease further. As Accumulator Life was first offered in 2004, future decreases have not yet taken effect.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004

6. Contractowner Charges (Continued)

The Accumulator Life guaranteed administrative charges vary in years 1 to 10 from 0.75% to 1.73% of the Policy Account Value, depending on age, sex, and class. The current and guaranteed basis charges are equal. Beginning in policy year 11 the administrative rates are guaranteed to decrease.

The Accumulator Life current cost of insurance charges vary in years 1 to 10 from 1.27% to 2.42% of the greater of (1) the Policy Account Value and (2) the Mortality Charge Base (accumulation of the 7-pay premiums due, up to that time at 4%), depending on the age, sex, and class. Beginning in policy year 11 the current cost of insurance charges decrease on a current basis. The cost of insurance charge is capped at the guaranteed cost of insurance rate times the Net Amount of Risk.

The Incentive Life '02 mortality and expense risk charge of 0.80%, 0.70% or 0.60% will be in effect for the first 15 policy years depending upon the value of the contractowner's variable investment options. For policy years 16 and later the charge is currently 0.30% or 0.20%, depending upon the value of the contractowner's variable investment option. The Survivorship Incentive Life '02 mortality and expense risk charge of 0.90% will be in effect for the first 15 policy years. For policy years 16 and later the charge is currently 0.60% and 0.30% depending upon the value of the contractowner's variable investment options. The current mortality and expense risk charges are lower than guaranteed charges.

Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, Incentive Life COLI, Incentive Life COLI '04, and the Series 2000 Policies, AXA Equitable deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, Survivorship Incentive Life 1999, Survivorship Incentive Life '02, Incentive Life 1999, Incentive Life '02, Paramount Life, IL Protector, Incentive Life COLI '04 and Series 2000 Policies) from premiums.

Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

Contractowners' accounts are assessed monthly by AXA Equitable for mortality cost of insurance and optional rider benefit charges and administrative charges. SP-Flex mortality and expense and administrative charges are deducted daily. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between funds and guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or Contractowner's account value.


Charges                                When charge is deducted
------------------------------------- -------------------------
Riders                                Monthly

Death Benefit Guarantee (Guaranteed   Monthly
Minimum Death Benefit Charge).

Taxes                                 At time of premium
                                      payment

Premium Sales Charge                  At time of premium
                                      payment

Monthly administrative charges        Monthly

Cost of Insurance (COI) and Rating    Monthly
charge



Charges                                                   Amount deducted                          How deducted
------------------------------------- ------------------------------------------------------- ----------------------
Riders                                Amount varies depending on the specifics of your        Unit liquidation from
                                      policy.                                                 account value

Death Benefit Guarantee (Guaranteed   Low - $0.01 for each $1,000 of face amount of           Unit liquidation from
Minimum Death Benefit Charge).        the policy.                                             account value

                                      High - $0.02 for each $1,000 of face amount of
                                      the policy.

Taxes                                 Varies by state of residence of insured person.         Deducted from
                                                                                              premium

Premium Sales Charge                  Depending on the policy, varies from a flat fee of $2   Deducted from
                                      to $250 to a range of 3% to 30% on each premium         premium

Monthly administrative charges        Low - $5 per month                                      Unit liquidation from
                                                                                              account value
                                      High - Depending on face amount, policyholder
                                      age at issue and policy year, up to $55 per year.
                                      Depending on the policy, may also be a charge per
                                      $1,000 of face amount ranging from $0.03 to 0.20

Cost of Insurance (COI) and Rating    Amount varies depending upon specifics of policy.       Unit liquidation from
charge                                COI based upon amount at risk. Rating Charge            account value
                                      based upon face amount of insurance.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


6. Contractowner Charges (Concluded)


Charges                                      When charge is deducted
------------------------------------------- -------------------------
Surrender, termination or decrease in       At time of transaction
face amount of policy during the first 10
or 15 years depending on contract.

Partial Withdrawal                          At time of transaction.

Increase in policy's face amount            At time of transaction.

Administrative Surrender Charge             At time of transaction.

Transfers among investment options          At time of transaction.
per policy year

Living Benefits Rider                       At time of transaction.



Charges                                                        Amount deducted                        How deducted
------------------------------------------- ---------------------------------------------------- ----------------------
Surrender, termination or decrease in       Low - The amount of surrender charges is set forth   Unit liquidation from
face amount of policy during the first 10   in your policy.                                      account value
or 15 years depending on contract.

Partial Withdrawal                          $25 ( or if less, 2% of the withdrawal)              Unit liquidation from
                                                                                                 account value

Increase in policy's face amount            $1.50 for each $1,000 of the increase (but not       Unit liquidation from
                                            more than $250 in total)                             account value

Administrative Surrender Charge             High $2 to $6 per 1,000 depending on issue age
                                            which after the third year declines

                                            Low- $450 which after the third year declines        Unit liquidation from
                                                                                                 account value

Transfers among investment options          Low - $25 after 12 transfers                         Unit liquidation from
per policy year                                                                                  account value

                                            High - $25 per transfer

Living Benefits Rider                       Low - $100                                           Unit liquidation from
                                                                                                 account value
                                            High - Up to $250

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values

Shown below is accumulation unit value information for units outstanding throughout the periods indicated.



                                                                              Years Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment       Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**   Return***
                                                     ------------ --------------------- ------------ ---------------- ----------
AXA Aggressive Allocation
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $122.81              --                 --            --         12.07%
           Highest contract charge 0.90% Class A (w)    $121.44              --                 --            --         11.07%
           All contract charges                              --              46         $    5,618          2.19%           --
    2003   Lowest contract charge 0.00% Class A (w)     $109.58              --                 --            --          9.58%
           Highest contract charge 0.90% Class A (w)    $109.34              --                 --            --          9.34%
           All contract charges                              --               5         $      498          2.53%           --
AXA Aggressive Allocation
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $122.43              --                 --            --         11.79%
           Highest contract charge 0.90% Class B (w)    $121.06              --                 --            --         10.79%
           All contract charges                              --              15         $    1,816          2.19%           --
    2003   Lowest contract charge 0.60% Class B (w)     $109.35              --                 --            --          9.35%
           Highest contract charge 0.90% Class B (w)    $109.27              --                 --            --          9.27%
           All contract charges                              --               1         $       70          2.53%           --
AXA Conservative Allocation
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $109.01              --                 --            --          6.29%
           Highest contract charge 0.90% Class A (w)    $107.79              --                 --            --          5.33%
           All contract charges                              --              19         $    2,008          4.49%           --
    2003   Lowest contract charge 0.00% Class A (w)     $102.56              --                 --            --          2.56%
           Highest contract charge 0.90% Class A (w)    $102.33              --                 --            --          2.33%
           All contract charges                              --              --                 --          5.78%           --
AXA Conservative Allocation
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $108.67              --                 --            --          6.03%
           Highest contract charge 0.90% Class B (w)    $107.45              --                 --            --          5.07%
           All contract charges                              --               2         $      167          4.49%           --
    2003   Lowest contract charge 0.60% Class B (w)     $102.34              --                 --            --          2.34%
           Highest contract charge 0.90% Class B (w)    $102.27              --                 --            --          2.27%
           All contract charges                              --              --                 --          5.78%           --
AXA Conservative-Plus Allocation
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $112.95              --                 --            --          8.02%
           Highest contract charge 0.90% Class A (w)    $111.68              --                 --            --          7.05%
           All contract charges                              --              11         $    1,341          5.08%           --
    2003   Lowest contract charge 0.00% Class A (w)     $104.56              --                 --            --          4.56%
           Highest contract charge 0.60% Class A (w)    $104.32              --                 --            --          4.32%
           All contract charges                              --               2         $      171          6.23%           --
AXA Conservative-Plus Allocation
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $112.59              --                 --            --          7.75%
           Highest contract charge 0.90% Class B (w)    $111.33              --                 --            --          6.78%
           All contract charges                              --               3         $      326          5.08%           --
    2003   Lowest contract charge 0.60% Class B (w)     $104.34              --                 --            --          4.34%
           Highest contract charge 0.90% Class B (w)    $104.26              --                 --            --          4.26%
           All contract charges                              --              --                 --          6.23%           --
AXA Moderate Allocation (g)(s)
------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $237.11              --                 --            --          9.00%
           Highest contract charge 0.90% Class A        $229.71              --                 --            --          8.02%
           All contract charges                              --           3,033         $1,379,837          2.77%           --


AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
AXA Moderate Allocation (g)(s) (Continued)
------------------------------------------
    2003   Lowest contract charge 0.00% Class A         $217.54              --                 --            --           19.42%
           Highest contract charge 0.90% Class A        $212.66              --                 --            --           18.35%
           All contract charges                              --           3,223         $1,365,262          2.42%             --
    2002   Lowest contract charge 0.00% Class A         $182.16              --                 --            --          (12.52)%
           Highest contract charge 0.90% Class A        $179.69              --                 --            --          (13.30)%
           All contract charges                              --           3,472         $1,247,446          1.63%             --
    2001   Lowest contract charge 0.00% Class A         $208.22              --                 --            --           (1.84)%
           Highest contract charge 0.90% Class A        $207.26              --                 --            --           (2.73)%
           All contract charges                              --           1,587         $  673,865          2.85%             --
    2000   Lowest contract charge 0.00% Class A         $212.12              --                 --            --           (1.32)%
           Highest contract charge 0.90% Class A        $213.08              --                 --            --           (2.21)%
           All contract charges                              --           1,128         $  502,845          3.23%             --
AXA Moderate Allocation (g)(s)
------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $118.80              --                 --            --            8.72%
           Highest contract charge 0.90% Class B (g)    $125.97              --                 --            --            7.75%
           All contract charges                              --             660         $   77,456          2.77%             --
    2003   Lowest contract charge 0.60% Class B         $108.53              --                 --            --           18.32%
           Highest contract charge 0.90% Class B (g)    $116.91              --                 --            --           18.07%
           All contract charges                              --             600         $   65,147          2.42%             --
    2002   Lowest contract charge 0.60% Class B         $ 91.64              --                 --            --           13.26%
           Highest contract charge 0.90% Class B (g)    $ 99.02              --                 --            --           13.51%
           All contract charges                              --             524         $   48,019          1.63%             --
    2001   Lowest contract charge 0.60% Class B         $105.65              --                 --            --            2.69%
           Highest contract charge 0.90% Class B (g)    $114.49              --                 --            --           (3.93)%
           All contract charges                              --             169         $   17,855          2.85%
    2000   Lowest contract charge 0.60% Class B         $108.57              --                 --            --            2.17%
           Highest contract charge 0.60% Class B (g)    $108.57              --                 --            --              --
           All contract charges                              --              49         $    5,320          3.23%             --
AXA Moderate-Plus Allocation
----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (w)     $121.36              --                 --            --           11.97%
           Highest contract charge 0.90% Class A (w)    $120.00              --                 --            --           10.96%
           All contract charges                              --             108         $   13,111          4.00%             --
    2003   Lowest contract charge 0.00% Class A (w)     $108.39              --                 --            --            8.39%
           Highest contract charge 0.90% Class A (w)    $108.14              --                 --            --            8.14%
           All contract charges                              --              10         $    1,122          3.22%             --
AXA Moderate-Plus Allocation
----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $120.99              --                 --            --           11.69%
           Highest contract charge 0.90% Class B (w)    $119.63              --                 --            --           10.69%
           All contract charges                              --              18         $    2,181          4.00%             --
    2003   Lowest contract charge 0.60% Class B (w)     $108.16              --                 --            --            8.16%
           Highest contract charge 0.90% Class B (w)    $108.08              --                 --            --            8.08%
           All contract charges                              --               1         $      161          3.22%             --
AXA Premier VIP Aggressive Equity
---------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $154.55              --                 --            --           12.38%
           Highest contract charge 0.90% Class A        $171.23              --                 --            --           11.37%
           All contract charges                              --           1,196         $  524,796            --              --
    2003   Lowest contract charge 0.00% Class A         $137.53              --                 --            --           37.87%
           Highest contract charge 0.90% Class A        $153.75              --                 --            --           36.62%
           All contract charges                              --           1,268         $  501,715            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     -------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment         Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**     Return***
                                                     ------------ --------------------- ------------ ---------------- --------------
AXA Premier VIP Aggressive Equity (Continued)
---------------------------------------------
    2002   Lowest contract charge 0.00% Class A         $ 99.75               --              --              --         (28.69)%
           Highest contract charge 0.90% Class A        $112.54               --              --              --         (29.33)%
           All contract charges                              --            1,303        $380,055            0.01%            --
    2001   Lowest contract charge 0.00% Class A         $139.88               --              --              --         (24.98)%
           Highest contract charge 0.90% Class A        $159.24               --              --              --         (25.66)%
           All contract charges                              --            1,402        $581,065            0.49%            --
    2000   Lowest contract charge 0.00% Class A         $186.45               --              --              --         (13.13)%
           Highest contract charge 0.90% Class A        $214.20               --              --              --         (13.91)%
           All contract charges                              --            1,466        $823,956            0.36%            --
AXA Premier VIP Aggressive Equity
---------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $ 80.86               --              --              --          12.10%
           Highest contract charge 0.90% Class B        $ 76.29               --              --              --          11.09%
           All contract charges                              --              195        $ 15,176              --             --
    2003   Lowest contract charge 0.60% Class B         $ 69.81               --              --              --          36.70%
           Highest contract charge 0.90% Class B        $ 68.67               --              --              --          36.28%
           All contract charges                              --              180        $ 12,550              --             --
    2002   Lowest contract charge 0.60% Class B         $ 51.07               --              --              --         (29.30)%
           Highest contract charge 0.90% Class B        $ 50.39               --              --              --         (29.51)%
           All contract charges                              --              149        $  7,609            0.01%            --
    2001   Lowest contract charge 0.60% Class B         $ 72.23               --              --              --         (25.63)%
           Highest contract charge 0.90% Class B        $ 71.49               --              --              --         (25.85)%
           All contract charges                              --              104        $  7,512            0.49%            --
    2000   Lowest contract charge 0.60% Class B         $ 97.12               --              --              --         (13.86)%
           Highest contract charge 0.90% Class B        $ 96.41               --              --              --         (14.12)%
           All contract charges                              --               51        $  4,953            0.36%            --
AXA Premier VIP Core Bond
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $111.21               --              --              --           4.15%
           Highest contract charge 0.60% Class A (t)    $115.19               --              --              --           3.52%
           All contract charges                              --               70        $  7,733            3.96%            --
    2003   Lowest contract charge 0.00% Class A (p)     $106.78               --              --              --           4.02%
           Highest contract charge 0.60% Class A (t)    $111.27               --              --              --           3.39%
           All contract charges                              --               29        $  3,055            3.49%            --
    2002   Lowest contract charge 0.00% Class A (p)     $102.66               --              --              --           2.42%
           Highest contract charge 0.60% Class A (t)    $107.62               --              --              --           5.92%
           All contract charges                              --                1        $    103            3.68%            --
AXA Premier VIP Core Bond
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $116.59               --              --              --           3.89%
           Highest contract charge 0.90% Class B (j)    $113.47               --              --              --           2.95%
           All contract charges                              --              433        $ 49,761            3.96%            --
    2003   Lowest contract charge 0.00% Class B (j)     $112.23               --              --              --           3.74%
           Highest contract charge 0.90% Class B (j)    $110.22               --              --              --           2.81%
           All contract charges                              --              339        $ 37,698            3.49%            --
    2002   Lowest contract charge 0.00% Class B (j)     $108.18               --              --              --           6.31%
           Highest contract charge 0.90% Class B (j)    $107.20               --              --              --           5.70%
           All contract charges                              --              211        $ 22,720            3.68%            --
AXA Premier VIP Health Care
---------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $145.63               --              --              --          12.41%
           Highest contract charge 0.60% Class A (t)    $114.04               --              --              --          11.73%
           All contract charges                              --               19        $  2,722            7.22%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                               Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP Health Care (Continued)
---------------------------------------
    2003   Lowest contract charge 0.00% Class A (p)     $129.56             --                  --          --            28.45%
           Highest contract charge 0.60% Class A (t)    $102.07             --                  --          --            27.68%
           All contract charges                              --              7            $    876        1.59%              --
    2002   Lowest contract charge 0.00% Class A (p)     $100.86             --                  --          --            (2.89)%
           Highest contract charge 0.60% Class A (t)    $ 79.94             --                  --          --           (18.00)%
           All contract charges                              --             --                  --          --               --
AXA Premier VIP Health Care
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $115.02             --                  --          --           12.13%
           Highest contract charge 0.90% Class B (j)    $111.95             --                  --          --           11.12%
           All contract charges                              --            166            $ 18,806        7.22%             --
    2003   Lowest contract charge 0.00% Class B (j)     $102.58             --                  --          --           28.13%
           Highest contract charge 0.90% Class B (j)    $100.74             --                  --          --           26.99%
           All contract charges                              --            102            $ 10,414        1.59%             --
    2002   Lowest contract charge 0.00% Class B (j)     $ 80.06             --                  --          --          (13.07)%
           Highest contract charge 0.90% Class B (j)    $ 79.33             --                  --          --          (13.57)%
           All contract charges                               --             34            $  2,707          --              --
AXA Premier VIP High Yield
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $192.26             --                  --           --           8.94%
           Highest contract charge 0.90% Class A        $209.54             --                  --           --           7.96%
           All contract charges                              --            669            $186,819         6.83%            --
    2003   Lowest contract charge 0.00% Class A         $176.48             --                  --           --          22.87%
           Highest contract charge 0.90% Class A        $194.09             --                  --           --          21.77%
           All contract charges                              --            700            $188,085         6.31%            --
    2002   Lowest contract charge 0.00% Class A         $143.63             --                  --           --          (2.70)%
           Highest contract charge 0.90% Class A        $159.39             --                  --           --          (3.58)%
           All contract charges                              --            527            $115,345         9.16%            --
    2001   Lowest contract charge 0.00% Class A         $147.62             --                  --           --           0.95%
           Highest contract charge 0.90% Class A        $165.31             --                  --           --           0.03%
           All contract charges                              --            508            $116,138         9.74%            --
    2000   Lowest contract charge 0.00% Class A         $146.24             --                  --           --          (8.65)%
           Highest contract charge 0.90% Class A        $165.25             --                  --           --          (9.47)%
           All contract charges                              --            525            $119,390        10.46%            --
AXA Premier VIP High Yield
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $192.26             --                  --           --           8.94%
           Highest contract charge 0.90% Class B        $ 96.74             --                  --           --           7.69%
           All contract charges                              --            184            $ 18,240         6.83%            --
    2003   Lowest contract charge 0.60% Class B         $ 91.32             --                  --           --          21.82%
           Highest contract charge 0.90% Class B        $ 89.83             --                  --           --          21.46%
           All contract charges                              --            167            $ 15,250         6.31%            --
    2002   Lowest contract charge 0.60% Class B         $ 74.96             --                  --           --          (3.53)%
           Highest contract charge 0.90% Class B        $ 73.96             --                  --           --          (3.82)%
           All contract charges                              --            118            $  8,845         9.16%            --
    2001   Lowest contract charge 0.60% Class B         $ 77.70             --                  --           --           0.08%
           Highest contract charge 0.90% Class B        $ 76.90             --                  --           --          (0.22)%
           All contract charges                              --             61            $  4,740         9.74%            --
    2000   Lowest contract charge 0.60% Class B         $ 77.64             --                  --           --          (9.44)%
           Highest contract charge 0.90% Class B        $ 77.07             --                  --           --          (9.71)%
           All contract charges                              --             24            $  1,863        10.46%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                              Years Ended December 31,
                                                     -----------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- ------------
AXA Premier VIP International Equity
------------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $170.04             --                  --            --          18.21%
           Highest contract charge 0.60% Class A (t)    $126.08             --                  --            --          17.50%
           All contract charges                              --             24             $ 4,174          4.18%            --
    2003   Lowest contract charge 0.00% Class A (p)     $143.85             --                  --            --          34.54%
           Highest contract charge 0.60% Class A (t)    $107.30             --                  --            --          33.74%
           All contract charges                              --             38             $ 1,072          1.59%            --
    2002   Lowest contract charge 0.00% Class A (p)     $106.92             --                  --            --          (2.55)%
           Highest contract charge 0.60% Class A (t)    $ 80.23             --                  --            --         (19.36)%
           All contract charges                              --             --                  --            --             --
AXA Premier VIP International Equity
------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $162.44             --                  --            --          17.91%
           Highest contract charge 0.90% Class B (j)    $121.98             --                  --            --          16.84%
           All contract charges                              --            181             $22,409          4.18%            --
    2003   Lowest contract charge 0.00% Class B (j)     $137.77             --                  --            --          31.46%
           Highest contract charge 0.90% Class B (j)    $104.39             --                  --            --          33.12%
           All contract charges                              --             37             $ 3,975          1.59%            --
    2002   Lowest contract charge 0.60% Class B (j)     $ 78.66             --                  --            --         (21.16)%
           Highest contract charge 0.90% Class B (j)    $ 78.42             --                  --            --         (21.31)%
           All contract charges                              --              1             $    79            --             --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $149.32             --                  --            --           9.95%
           Highest contract charge 0.60% Class A (t)    $108.47             --                  --            --           9.29%
           All contract charges                              --             13             $ 1,907          5.78%            --
    2003   Lowest contract charge 0.00% Class A (p)     $135.81             --                  --            --          28.45%
           Highest contract charge 0.60% Class A (t)    $ 99.25             --                  --            --          27.69%
           All contract charges                              --              6             $   850          0.49%            --
    2002   Lowest contract charge 0.00% Class A (p)     $105.73             --                  --            --          (3.82)%
           Highest contract charge 0.60% Class A (t)    $ 77.73             --                  --          0.17%        (19.20)%
           All contract charges                              --             --                  --            --             --
AXA Premier VIP Large Cap Core Equity
-------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $135.37             --                  --            --           9.67%
           Highest contract charge 0.90% Class B (j)    $105.95             --                  --            --           8.69%
           All contract charges                              --             20             $ 2,245          5.78%            --
    2003   Lowest contract charge 0.00% Class B (j)     $123.43             --                  --            --          18.81%
           Highest contract charge 0.90% Class B (j)    $ 97.48             --                  --            --          26.98%
           All contract charges                              --             12             $ 1,276          0.49%            --
    2002   Lowest contract charge 0.60% Class B (j)     $ 77.00             --                  --            --         (16.99)%
           Highest contract charge 0.90% Class B (j)    $ 76.77             --                  --          0.17%        (17.15)%
           All contract charges                              --             --                  --            --             --
AXA Premier VIP Large Cap Growth
--------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $144.24             --                  --            --           6.93%
           Highest contract charge 0.60% Class A (t)    $ 99.99             --                  --            --           6.29%
           All contract charges                              --             24             $ 3,359            --             --
    2003   Lowest contract charge 0.00% Class A (p)     $134.89             --                  --            --          30.95%
           Highest contract charge 0.60% Class A (t)    $ 94.07             --                  --            --          30.17%
           All contract charges                              --             10             $ 1,200            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $103.01             --                  --            --          (6.22)%
           Highest contract charge 0.60% Class A (t)    $ 72.27             --                  --            --         (23.59)%
           All contract charges                              --             --                  --            --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
AXA Premier VIP Large Cap Growth
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $130.68             --                  --            --            6.66%
           Highest contract charge 0.90% Class B (j)    $ 93.28             --                  --            --            5.70%
           All contract charges                              --             86             $ 8,182            --              --
    2003   Lowest contract charge 0.00% Class B (j)     $122.51             --                  --            --           18.93%
           Highest contract charge 0.90% Class B (j)    $ 88.25             --                  --            --           29.45%
           All contract charges                              --             60             $ 5,341            --              --
    2002   Lowest contract charge 0.60% Class B (j)     $ 68.38             --                  --            --          (18.92)%
           Highest contract charge 0.90% Class B (j)    $ 68.17             --                  --            --          (19.08)%
           All contract charges                              --              2             $   137            --              --
AXA Premier VIP Large Cap Value
-------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $158.60             --                  --            --           14.71%
           Highest contract charge 0.60% Class A (t)    $118.01             --                  --            --           14.02%
           All contract charges                              --             16             $ 2,388          9.79%             --
    2003   Lowest contract charge 0.00% Class A (p)     $138.26             --                  --            --           31.43%
           Highest contract charge 0.60% Class A (t)    $103.50             --                  --            --           30.63%
           All contract charges                              --              5             $   715          4.22%             --
    2002   Lowest contract charge 0.00% Class A (p)     $105.20             --                  --            --           (2.51)%
           Highest contract charge 0.60% Class A (t)    $ 79.23             --                  --            --          (19.39)%
           All contract charges                              --             --                  --            --              --
AXA Premier VIP Large Cap Value
-------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $146.01             --                  --            --           14.43%
           Highest contract charge 0.90% Class B (j)    $117.02             --                  --            --           13.40%
           All contract charges                              --             70             $ 8,274          9.79%             --
    2003   Lowest contract charge 0.00% Class B (j)     $127.60             --                  --            --           23.26%
           Highest contract charge 0.90% Class B (j)    $103.20             --                  --            --           29.91%
           All contract charges                              --             25             $ 2,607          4.22%             --
    2002   Lowest contract charge 0.60% Class B (j)     $ 79.68             --                  --            --          (18.89)%
           Highest contract charge 0.90% Class B (j)    $ 79.44             --                  --            --          (19.04)%
           All contract charges                              --              3             $   239            --              --
AXA Premier VIP Small/Mid Cap Growth
------------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $169.69             --                  --            --           12.01%
           Highest contract charge 0.60% Class A (t)    $101.88             --                  --            --           11.34%
           All contract charges                              --             30             $ 5,044          1.84%             --
    2003   Lowest contract charge 0.00% Class A (p)     $151.50             --                  --            --           40.59%
           Highest contract charge 0.60% Class A (t)    $ 91.50             --                  --            --           39.74%
           All contract charges                              --             12             $ 1,846          3.55%             --
    2002   Lowest contract charge 0.00% Class A (p)     $107.76             --                  --            --           (2.66)%
           Highest contract charge 0.60% Class A (t)    $ 65.48             --                  --            --          (32.36)%
           All contract charges                              --             --                  --            --              --
AXA Premier VIP Small/Mid Cap Growth
------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $152.51             --                  --            --           11.73%
           Highest contract charge 0.90% Class B (j)    $ 95.83             --                  --            --           10.72%
           All contract charges                              --            171             $16,710          1.84%             --
    2003   Lowest contract charge 0.00% Class B (j)     $136.50             --                  --            --           30.62%
           Highest contract charge 0.90% Class B (j)    $ 86.54             --                  --            --           38.98%
           All contract charges                              --             72             $ 6,372          3.55%             --
    2002   Lowest contract charge 0.60% Class B (j)     $ 62.46             --                  --            --          (27.15)%
           Highest contract charge 0.90% Class B (j)    $ 62.27             --                  --            --          (27.29)%
           All contract charges                              --              1             $    62            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
AXA Premier VIP Small/Mid Cap Value
-----------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $181.48             --                  --            --         15.48%
           Highest contract charge 0.60% Class A (t)    $118.35             --                  --            --         14.79%
           All contract charges                              --             22             $ 3,851          6.20%           --
    2003   Lowest contract charge 0.00% Class A (p)     $157.16             --                  --            --         40.96%
           Highest contract charge 0.60% Class A (t)    $103.10             --                  --            --         40.12%
           All contract charges                              --              9             $ 1,387          0.93%           --
    2002   Lowest contract charge 0.00% Class A (p)     $111.49             --                  --            --          0.42%
           Highest contract charge 0.60% Class A (t)    $ 73.58             --                  --            --        (24.92)%
           All contract charges                              --             --                  --            --            --
AXA Premier VIP Small/Mid Cap Value
-----------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $120.99             --                  --            --         15.19%
           Highest contract charge 0.90% Class B (j)    $117.75             --                  --            --         14.15%
           All contract charges                              --            327             $38,894          6.20%           --
    2003   Lowest contract charge 0.00% Class B (j)     $105.03             --                  --            --         40.60%
           Highest contract charge 0.90% Class B (j)    $103.15             --                  --            --         39.34%
           All contract charges                              --            228             $23,677          0.93%           --
    2002   Lowest contract charge 0.00% Class B (j)     $ 74.70             --                  --            --        (23.23)%
           Highest contract charge 0.90% Class B (j)    $ 74.03             --                  --            --        (23.68)%
           All contract charges                              --             89             $ 6,610            --            --
AXA Premier VIP Technology
--------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $186.28             --                  --            --          5.24%
           Highest contract charge 0.60% Class A (t)    $102.33             --                  --            --          4.61%
           All contract charges                              --             19             $ 3,396          1.09%           --
    2003   Lowest contract charge 0.00% Class A (p)     $177.01             --                  --            --         58.06%
           Highest contract charge 0.60% Class A (t)    $ 97.82             --                  --            --         57.09%
           All contract charges                              --              6             $   966          7.16%           --
    2002   Lowest contract charge 0.00% Class A (p)     $111.99             --                  --            --         (5.67)%
           Highest contract charge 0.60% Class A (t)    $ 62.27             --                  --            --        (33.60)%
           All contract charges                              --             --                  --            --            --
AXA Premier VIP Technology (x)
------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (j)     $154.13             --                  --            --          4.99%
           Highest contract charge 0.90% Class B (j)    $ 92.46             --                  --            --          4.04%
           All contract charges                              --            645             $62,809          1.09%           --
    2003   Lowest contract charge 0.00% Class B (j)     $146.81             --                  --            --         38.51%
           Highest contract charge 0.90% Class B (j)    $ 88.87             --                  --            --         56.21%
           All contract charges                              --             80             $ 7,246          7.16%           --
    2002   Lowest contract charge 0.60% Class B (j)     $ 57.06             --                  --            --        (28.04)%
           Highest contract charge 0.90% Class B (j)    $ 56.89             --                  --            --        (28.17)%
           All contract charges                              --              1             $    57            --            --
Davis Value
-----------
           Unit Value 0.60%*
    2004   Lowest contract charge 0.60% Class A (o)     $127.96             --                  --            --         11.66%
           Highest contract charge 0.60% Class A (o)    $127.96             --                  --            --         11.66%
           All contract charges                              --              3             $   392          0.42%           --
    2003   Lowest contract charge 0.60% Class A (o)     $114.61             --                  --            --         28.97%
           Highest contract charge 0.60% Class A (o)    $114.61             --                  --            --         28.97%
           All contract charges                              --              2             $   254          1.31%           --
    2002   Lowest contract charge 0.60% Class A (o)     $ 88.86             --                  --            --          5.03%
           Highest contract charge 0.60% Class A (o)    $ 88.86             --                  --            --          5.03%
           All contract charges                              --             --                  --          1.14%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Common Stock
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $305.25              --                   --          --           14.40%
           Highest contract charge 0.90% Class A        $349.40              --                   --          --           13.37%
           All contract charges                              --           3,493           $2,281,558        1.21%             --
    2003   Lowest contract charge 0.00% Class A         $266.82              --                   --          --           49.93%
           Highest contract charge 0.90% Class A        $308.18              --                   --          --           48.58%
           All contract charges                              --           3,597           $2,096,424        1.44%             --
    2002   Lowest contract charge 0.00% Class A         $177.96              --                   --          --          (28.69)%
           Highest contract charge 0.90% Class A        $207.42              --                   --          --          (29.33)%
           All contract charges                              --           3,745           $1,481,165        0.05%             --
    2001   Lowest contract charge 0.00% Class A         $266.27              --                   --          --          (24.98)%
           Highest contract charge 0.90% Class A        $313.16              --                   --          --          (25.66)%
           All contract charges                              --           4,121           $2,468,008        2.37%             --
    2000   Lowest contract charge 0.00% Class A         $297.57              --                   --          --          (13.13)%
           Highest contract charge 0.90% Class A        $353.18              --                   --          --          (13.91)%
           All contract charges                              --           4,224           $2,885,290        0.61%             --
EQ/Alliance Common Stock
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $ 97.01              --                   --          --           14.12%
           Highest contract charge 0.90% Class B        $110.84              --                   --          --           13.09%
           All contract charges                              --           1,785           $  201,729        1.21%             --
    2003   Lowest contract charge 0.60% Class B         $ 99.63              --                   --          --           49.93%
           Highest contract charge 0.90% Class B        $ 98.01              --                   --          --           48.20%
           All contract charges                              --           1,659           $  165,489        1.44%             --
    2002   Lowest contract charge 0.60% Class B         $ 67.02              --                   --          --          (33.77)%
           Highest contract charge 0.90% Class B        $ 66.13              --                   --          --          (33.93)%
           All contract charges                              --           1,424           $   95,436        0.05%             --
    2001   Lowest contract charge 0.60% Class B         $101.14              --                   --          --          (10.52)%
           Highest contract charge 0.90% Class B        $100.09              --                   --          --          (11.33)%
           All contract charges                                           1,055           $  106,703        2.37%             --
    2000   Lowest contract charge 0.60% Class B         $114.00              --                   --          --          (14.03)%
           Highest contract charge 0.90% Class B        $113.16              --                   --          --          (14.80)%
           All contract charges                              --             565           $   64,410        0.61%             --
EQ/Alliance Growth and Income
-----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $339.60              --                   --          --           12.67%
           Highest contract charge 0.90% Class A        $303.47              --                   --          --           11.66%
           All contract charges                              --           1,187           $  376,519        1.67%             --
    2003   Lowest contract charge 0.00% Class A         $301.40              --                   --          --           30.75%
           Highest contract charge 0.90% Class A        $271.78              --                   --          --           29.58%
           All contract charges                              --           1,197           $  338,204        1.13%             --
    2002   Lowest contract charge 0.00% Class A         $230.51              --                   --          --          (21.07)%
           Highest contract charge 0.90% Class A        $209.75              --                   --          --          (21.78)%
           All contract charges                              --           1,220           $  264,369        1.43%             --
    2001   Lowest contract charge 0.00% Class A         $292.03              --                   --          --           (1.29)%
           Highest contract charge 0.90% Class A        $268.14              --                   --          --           (2.18)%
           All contract charges                              --           1,203           $  332,135        1.03%             --
    2000   Lowest contract charge 0.00% Class A         $295.84              --                   --          --            8.95%
           Highest contract charge 0.90% Class A        $274.12              --                   --          --            7.98%
           All contract charges                              --             982           $  276,226        0.94%             --
EQ/Alliance Growth and Income
-----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $128.71              --                   --          --           12.39%
           Highest contract charge 0.90% Class B (j)    $144.35              --                   --          --           11.38%
           All contract charges                              --             885           $  112,747        1.67%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Growth and Income (Continued)
-----------------------------------------
    2003   Lowest contract charge 0.60% Class B         $114.06              --                 --          --           29.65%
           Highest contract charge 0.90% Class B (j)    $129.60              --                 --          --           29.25%
           All contract charges                              --             805           $ 91,876        1.13%             --
    2002   Lowest contract charge 0.60% Class B         $ 87.98              --                 --          --          (21.74)%
           Highest contract charge 0.90% Class B (j)    $100.27              --                 --          --          (18.59)%
           All contract charges                              --             684           $ 60,178        1.43%             --
    2001   Lowest contract charge 0.60% Class B         $112.42              --                 --          --           (2.13)%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --             431           $ 48,453        1.03%             --
    2000   Lowest contract charge 0.60% Class B         $114.87              --                 --          --            8.03%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --             158           $ 18,149        0.94%             --
EQ/Alliance Intermediate Government Securities
----------------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $183.09              --                 --          --            2.19%
           Highest contract charge 0.90% Class A        $174.64              --                 --          --            1.28%
           All contract charges                              --             690           $135,775        2.98%             --
    2003   Lowest contract charge 0.60% Class A         $179.15              --                 --          --            2.40%
           Highest contract charge 0.90% Class A        $172.44              --                 --          --            1.47%
           All contract charges                              --             828           $160,867        4.11%             --
    2002   Lowest contract charge 0.60% Class A         $174.96              --                 --          --            8.86%
           Highest contract charge 0.90% Class A        $169.94              --                 --          --            7.88%
           All contract charges                              --             925           $177,235        5.01%             --
    2001   Lowest contract charge 0.60% Class A         $160.72              --                 --          --            8.16%
           Highest contract charge 0.90% Class A        $157.52              --                 --          --            7.18%
           All contract charges                              --             645           $113,408        4.25%             --
    2000   Lowest contract charge 0.60% Class A         $148.60              --                 --          --            9.17%
           Highest contract charge 0.90% Class A        $146.97              --                 --          --            8.19%
           All contract charges                              --             431           $ 71,579        5.48%             --
EQ/Alliance Intermediate Government Securities
----------------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $133.80              --                 --          --            1.94%
           Highest contract charge 0.90% Class B (j)    $129.91              --                 --          --            1.02%
           All contract charges                              --             224           $ 28,912        2.98%             --
    2003   Lowest contract charge 0.60% Class B         $179.15              --                 --          --            2.40%
           Highest contract charge 0.90% Class B (j)    $128.60              --                 --          --            1.22%
           All contract charges                              --             239           $ 30,873        4.11%             --
    2002   Lowest contract charge 0.60% Class B         $125.69              --                 --          --            7.93%
           Highest contract charge 0.90% Class B (j)    $127.05              --                 --          --           63.98%
           All contract charges                              --             205           $ 25,766        5.01%             --
    2001   Lowest contract charge 0.60% Class B         $116.45              --                 --          --            7.24%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --              79           $  9,200        4.25%             --
    2000   Lowest contract charge 0.60% Class B         $108.59              --                 --          --            8.24%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --              --
           All contract charges                              --              30           $  3,258        5.48%             --
EQ/Alliance International (r)(u)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $154.89              --                 --          --           18.47%
           Highest contract charge 0.90% Class A        $141.83              --                 --          --           17.40%
           All contract charges                              --           3,521           $515,982        2.12%             --
    2003   Lowest contract charge 0.00% Class A         $130.75              --                 --          --           35.43%
           Highest contract charge 0.90% Class A        $120.80              --                 --          --           34.21%
           All contract charges                              --           3,678           $457,336        1.67%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance International (r)(u) (Continued)
--------------------------------------------
    2002   Lowest contract charge 0.00% Class A         $ 96.54               --                 --        --               (9.91)%
           Highest contract charge 0.90% Class A        $ 90.01               --                 --        --              (10.72)%
           All contract charges                              --            3,879           $357,984        --                  --
    2001   Lowest contract charge 0.00% Class A         $107.16               --                 --        --              (22.87)%
           Highest contract charge 0.90% Class A        $100.82               --                 --        --              (23.57)%
           All contract charges                                              493           $ 50,925      1.61%                 --
    2000   Lowest contract charge 0.00% Class A         $138.93               --                 --        --              (22.77)%
           Highest contract charge 0.90% Class A        $131.90               --                 --        --              (23.72)%
           All contract charges                              --              510           $ 68,706      0.45%                 --
EQ/Alliance International (r)(u)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $107.60               --                 --        --               18.17%
           Highest contract charge 0.90% Class B (j)    $106.24               --                 --        --               17.11%
           All contract charges                              --              511           $ 56,460      2.12%                 --
    2003   Lowest contract charge 0.60% Class B         $ 93.97               --                 --        --               34.36%
           Highest contract charge 0.90% Class B (j)    $ 90.72               --                 --        --               33.96%
           All contract charges                              --              464           $ 43,571      1.67%                 --
    2002   Lowest contract charge 0.60% Class B         $ 69.94               --                 --        --              (10.65)%
           Highest contract charge 0.90% Class B (j)    $ 67.72               --                 --        --              (15.96)%
           All contract charges                              --              381           $ 26,647        --                  --
    2001   Lowest contract charge 0.60% Class B         $ 78.27               --                 --        --              (23.77)%
           Highest contract charge 0.90% Class B (j)         --               --                 --        --                  --
           All contract charges                              --               61           $  4,774      1.61%                 --
    2000   Lowest contract charge 0.60% Class B         $102.67               --                 --        --              (23.61)%
           Highest contract charge 0.90% Class B (j)         --               --                 --        --                  --
           All contract charges                              --               34           $  3,491      0.45%                 --
EQ/Alliance Premier Growth
--------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $134.65               --                 --        --                8.66%
           Highest contract charge 0.60% Class A (t)    $ 96.37               --                 --        --                8.00%
           All contract charges                              --               15           $  2,066        --                  --
    2003   Lowest contract charge 0.00% Class A (p)     $123.92               --                 --        --               23.50%
           Highest contract charge 0.60% Class A (t)    $ 89.23               --                 --        --               22.76%
           All contract charges                              --                8           $    953        --                  --
    2002   Lowest contract charge 0.00% Class A (p)     $100.34               --                 --        --               (9.22)%
           Highest contract charge 0.60% Class A (t)    $ 72.69               --                 --        --              (24.09)%
           All contract charges                              --               --                 --        --                  --
EQ/Alliance Premier Growth
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $ 68.20               --                 --        --                8.38%
           Highest contract charge 0.90% Class B        $ 64.84               --                 --        --                7.41%
           All contract charges                              --            1,445           $ 95,487        --                  --
    2003   Lowest contract charge 0.00% Class B         $ 62.92               --                 --        --               23.18%
           Highest contract charge 0.90% Class B        $ 60.37               --                 --        --               22.08%
           All contract charges                              --            1,544           $ 94,657        --                  --
    2002   Lowest contract charge 0.00% Class B         $ 51.08               --                 --        --              (31.15)%
           Highest contract charge 0.90% Class B        $ 49.45               --                 --        --              (31.77)%
           All contract charges                              --            1,555           $ 77,814        --                  --
    2001   Lowest contract charge 0.00% Class B         $ 74.19               --                 --        --              (23.96)%
           Highest contract charge 0.90% Class B        $ 72.48               --                 --        --              (24.65)%
           All contract charges                              --            1,549           $113,224        --                  --
    2000   Lowest contract charge 0.00% Class B         $ 97.57               --                 --        --              (18.34)%
           Highest contract charge 0.90% Class B        $ 96.19               --                 --        --              (19.12)%
           All contract charges                              --            4,242           $410,042      0.93%                 --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Quality Bond
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $201.85              --                 --          --              4.01%
           Highest contract charge 0.90% Class A        $171.99              --                 --          --              3.07%
           All contract charges                              --             594           $109,740        4.00%               --
    2003   Lowest contract charge 0.00% Class A         $194.07              --                 --          --              3.80%
           Highest contract charge 0.90% Class A        $166.87              --                 --          --              2.86%
           All contract charges                              --             745           $132,868        3.04%               --
    2002   Lowest contract charge 0.00% Class A         $186.96              --                 --          --              7.94%
           Highest contract charge 0.90% Class A        $162.22              --                 --          --              6.98%
           All contract charges                              --             836           $144,632        4.07 %              --
    2001   Lowest contract charge 0.00% Class A         $173.20              --                 --          --              8.29%
           Highest contract charge 0.90% Class A        $151.64              --                 --          --              7.31%
           All contract charges                              --             835           $134,227        3.06 %              --
    2000   Lowest contract charge 0.00% Class A         $159.94              --                 --          --             11.48%
           Highest contract charge 0.90% Class A        $141.31              --                 --          --             10.48%
           All contract charges                              --           3,123           $453,776        7.32 %              --
EQ/Alliance Quality Bond
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $138.48              --                 --          --              3.75%
           Highest contract charge 0.90% Class B (j)    $133.32              --                 --          --              2.81%
           All contract charges                              --             235           $ 31,367        4.00%               --
    2003   Lowest contract charge 0.60% Class B         $129.57              --                 --          --              2.91%
           Highest contract charge 0.90% Class B (j)    $129.67              --                 --          --              2.61%
           All contract charges                              --             222           $ 28,789        3.04%               --
    2002   Lowest contract charge 0.60% Class B         $125.90              --                 --          --              7.03%
           Highest contract charge 0.90% Class B (j)    $126.38              --                 --          --              6.45%
           All contract charges                              --             189           $ 23,795        4.07%               --
    2001   Lowest contract charge 0.60% Class B         $117.63              --                 --          --              7.36%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --                --
           All contract charges                              --              92           $ 10,822        3.06%               --
    2000   Lowest contract charge 0.60% Class B         $109.56              --                 --          --             10.62%
           Highest contract charge 0.90% Class B (j)         --              --                 --          --                --
           All contract charges                              --              17           $  1,863        7.32%               --
EQ/Alliance Small Cap Growth (n)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $173.61              --                 --          --             14.27%
           Highest contract charge 0.90% Class A        $161.98              --                 --          --             13.24%
           All contract charges                              --             913           $152,710          --                --
    2003   Lowest contract charge 0.00% Class A         $151.93              --                 --          --             41.28%
           Highest contract charge 0.90% Class A        $143.04              --                 --          --             40.01%
           All contract charges                              --             928           $136,195          --                --
    2002   Lowest contract charge 0.00% Class A         $107.54              --                 --          --            (30.08)%
           Highest contract charge 0.90% Class A        $102.16              --                 --          --            (30.71)%
           All contract charges                              --             879           $ 91,735          --                --
    2001   Lowest contract charge 0.00% Class A         $153.80              --                 --          --            (13.02)%
           Highest contract charge 0.90% Class A        $147.44              --                 --          --            (13.80)%
           All contract charges                              --             838           $125,725        1.04%               --
    2000   Lowest contract charge 0.00% Class A         $176.81              --                 --          --             13.98%
           Highest contract charge 0.90% Class A        $171.05              --                 --          --             12.96%
           All contract charges                              --             817           $141,665          --                --
EQ/Alliance Small Cap Growth (n)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $129.95              --                 --          --             13.98%
           Highest contract charge 0.90% Class B        $122.60              --                 --          --             12.96%
           All contract charges                              --             408           $ 51,074          --                --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Alliance Small Cap Growth (n) (Continued)
--------------------------------------------
    2003  Lowest contract charge 0.00% Class B          $114.01              --                 --            --           40.93%
          Highest contract charge 0.90% Class B         $108.53              --                 --            --           39.67%
          All contract charges                               --             384           $ 42,360            --              --
    2002  Lowest contract charge 0.60% Class B          $ 78.76              --                 --            --          (30.66)%
          Highest contract charge 0.90% Class B         $ 77.71              --                 --            --          (30.87)%
          All contract charges                               --             312           $ 24,573            --              --
    2001  Lowest contract charge 0.60% Class B          $113.58              --                 --            --          (13.76)%
          Highest contract charge 0.90% Class B         $112.41              --                 --            --          (14.02)%
          All contract charges                               --             185           $ 21,012          1.04%             --
    2000  Lowest contract charge 0.60% Class B          $131.71              --                 --            --           12.97%
          Highest contract charge 0.90% Class B         $130.74              --                 --            --           12.63%
          All contract charges                               --              71           $  9,351            --              --
EQ/Bernstein Diversified Value (f)
----------------------------------
          Unit Value 0.00% to 0.60%*
    2004  Lowest contract charge 0.00% Class A (p)      $161.68              --                 --            --           13.73%
          Highest contract charge 0.60% Class A (t)     $119.95              --                 --            --           13.04%
          All contract charges                               --              74           $ 11,738          2.14%             --
    2003  Lowest contract charge 0.00% Class A (p)      $142.16              --                 --            --           29.06%
          Highest contract charge 0.60% Class A (t)     $106.11              --                 --            --           28.29%
          All contract charges                               --              28           $  3,921          1.15%             --
    2002  Lowest contract charge 0.00% Class A (p)      $110.15              --                 --            --           (0.72)%
          Highest contract charge 0.60% Class A (t)     $ 82.71              --                 --            --          (16.40)%
          All contract charges                               --               1           $     83          1.53%             --
EQ/Bernstein Diversified Value (f)
----------------------------------
          Unit Value 0.00% to 0.90%*
    2004  Lowest contract charge 0.00% Class B (e)      $122.91              --                 --            --           13.44%
          Highest contract charge 0.90% Class B (e)     $135.18              --                 --            --           12.42%
          All contract charges                               --           1,425           $191,881          2.14%             --
    2003  Lowest contract charge 0.00% Class B (e)      $108.34              --                 --            --           28.73%
          Highest contract charge 0.90% Class B (e)     $120.24              --                 --            --           27.58%
          All contract charges                               --           1,337           $159,330          1.15%             --
    2002  Lowest contract charge 0.00% Class B (e)      $ 84.16              --                 --            --          (13.64)%
          Highest contract charge 0.90% Class B (e)     $ 94.25              --                 --            --          (14.41)%
          All contract charges                               --           1,168           $108,579          1.53%             --
    2001  Lowest contract charge 0.00% Class B (e)      $ 97.45              --                 --            --           (0.92)%
          Highest contract charge 0.90% Class B (e)     $110.12              --                 --            --           (2.09)%
          All contract charges                               --             763           $ 82,335          1.39%             --
    2000  Lowest contract charge 0.60% Class B          $108.58              --                 --            --           (2.55)%
          Highest contract charge 0.60% Class B         $108.58              --                 --            --           (2.55)%
          All contract charges                               --               5           $    497          2.16%             --
EQ/Calvert Socially Responsible
-------------------------------
          Unit Value 0.00%*
    2004  Lowest contract charge 0.00% Class A (p)      $137.01              --                 --            --            3.85%
          Highest contract charge 0.00% Class A (p)     $137.01              --                 --            --            3.85%
          All contract charges                               --              --                 --            --              --
    2003  Lowest contract charge 0.00% Class A (p)      $131.93              --                 --            --           28.26%
          Highest contract charge 0.00% Class A (p)     $131.93              --                 --            --           28.26%
          All contract charges                               --               2           $      2            --              --
    2002  Lowest contract charge 0.00% Class A (p)      $102.86              --                 --            --           (4.27)%
          Highest contract charge 0.00% Class A (p)     $102.86              --                 --            --           (4.27)%
          All contract charges                               --              --                 --            --              --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Calvert Socially Responsible
-------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $ 87.31              --                 --             --            3.59%
           Highest contract charge 0.90% Class B (j)    $ 83.16              --                 --             --            2.66%
           All contract charges                              --              --             $   11             --              --
    2003   Lowest contract charge 0.60% Class B (j)     $ 82.09              --                 --             --           27.19%
           Highest contract charge 0.90% Class B (j)    $ 81.01              --                 --             --           26.79%
           All contract charges                              --              --                 --             --              --
    2002   Lowest contract charge 0.60% Class B (j)     $ 64.54              --                 --             --          (19.40)%
           Highest contract charge 0.90% Class B (j)    $ 63.89              --                 --             --          (19.56)%
           All contract charges                              --              --                 --             --              --
EQ/Capital Guardian Growth
--------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $134.73              --                 --             --            5.80%
           Highest contract charge 0.00% Class A (p)    $134.73              --                 --             --            5.80%
           All contract charges                              --              --             $   59           0.53%             --
    2003   Lowest contract charge 0.00% Class A (p)     $127.35              --                 --             --           24.27%
           Highest contract charge 0.00% Class A (p)    $127.35              --                 --             --           24.27%
           All contract charges                              --              --             $   54           0.13%             --
    2002   Lowest contract charge 0.00% Class A (p)     $102.48              --                 --             --           (5.60)%
           Highest contract charge 0.00% Class A (p)    $102.48              --                 --             --           (5.60)%
           All contract charges                              --              --                 --           0.13%             --
EQ/Capital Guardian Growth
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (p)     $ 73.72              --                 --             --            5.53%
           Highest contract charge 0.90% Class B        $ 80.54              --                 --             --            4.58%
           All contract charges                              --              23             $1,801           0.53%             --
    2003   Lowest contract charge 0.60% Class B (p)     $ 68.73              --                 --             --           23.22%
           Highest contract charge 0.90% Class B        $ 77.01              --                 --             --           22.85%
           All contract charges                              --              25             $1,886           0.13%             --
    2002   Lowest contract charge 0.60% Class B (p)     $ 55.78              --                 --             --          (26.79)%
           Highest contract charge 0.90% Class B        $ 62.69              --                 --             --          (27.01)%
           All contract charges                              --              22             $1,359           0.13%             --
    2001   Lowest contract charge 0.60% Class B         $ 76.19              --                 --             --          (24.91)%
           Highest contract charge 0.90% Class B        $ 85.89              --                 --             --          (25.14)%
           All contract charges                              --              17             $1,333             --              --
    2000   Lowest contract charge 0.60% Class B         $101.47              --                 --             --          (18.27)%
           Highest contract charge 0.90% Class B        $114.73              --                 --             --          (18.51)%
           All contract charges                              --               7             $  781           1.03%             --
EQ/Capital Guardian International
---------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $161.71              --                 --             --           13.90%
           Highest contract charge 0.60% Class A (t)    $124.87              --                 --             --           13.22%
           All contract charges                              --               3             $  287           1.54%             --
    2003   Lowest contract charge 0.00% Class A (p)     $141.97              --                 --             --           32.95%
           Highest contract charge 0.60% Class A (t)    $110.29              --                 --             --           32.15%
           All contract charges                              --               1             $  208           0.99%             --
    2002   Lowest contract charge 0.00% Class A (p)     $106.79              --                 --             --           (1.90)%
           Highest contract charge 0.60% Class A (t)    $ 83.46              --                 --             --          (15.60)%
           All contract charges                              --              --                 --           1.71%             --
EQ/Capital Guardian International
---------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $106.66              --                 --             --           13.61%
           Highest contract charge 0.90% Class B        $101.31              --                 --             --           12.59%
           All contract charges                              --              31             $3,240           1.54%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian International (Continued)
---------------------------------------------
    2003   Lowest contract charge 0.60% Class B         $ 91.17              --                  --            --           31.82%
           Highest contract charge 0.90% Class B        $ 89.98              --                  --            --           31.43%
           All contract charges                              --              26             $ 2,330          0.99%             --
    2002   Lowest contract charge 0.60% Class B         $ 69.16              --                  --            --          (15.56)%
           Highest contract charge 0.90% Class B        $ 68.46              --                  --            --          (15.81)%
           All contract charges                              --              19             $ 1,314          1.71%             --
    2001   Lowest contract charge 0.60% Class B         $ 81.90              --                  --            --          (21.36)%
           Highest contract charge 0.90% Class B        $ 81.32              --                  --            --          (21.60)%
           All contract charges                              --               9             $   737          1.87%             --
    2000   Lowest contract charge 0.60% Class B         $104.15              --                  --            --          (19.58)%
           Highest contract charge 0.90% Class B        $103.73              --                  --            --          (19.82)%
           All contract charges                              --               4             $   417          0.66%             --
EQ/Capital Guardian Research (q)
--------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $159.34              --                  --            --           11.18%
           Highest contract charge 0.60% Class A (t)    $108.01              --                  --            --           10.52%
           All contract charges                              --               3             $   305          0.64%             --
    2003   Lowest contract charge 0.00% Class A (p)     $143.32              --                  --            --           31.55%
           Highest contract charge 0.60% Class A (t)    $ 97.73              --                  --            --           30.78%
           All contract charges                              --               1             $   111          0.37%             --
    2002   Lowest contract charge 0.00% Class A (p)     $108.94              --                  --            --           (2.26)%
           Highest contract charge 0.60% Class A (t)    $ 74.73              --                  --          0.37%         (22.93)%
           All contract charges                              --              --                  --            --              --
EQ/Capital Guardian Research (q)
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $123.17              --                  --            --           10.90%
           Highest contract charge 0.90% Class B        $117.36              --                  --            --            9.91%
           All contract charges                              --             685             $82,149          0.64%             --
    2003   Lowest contract charge 0.00% Class B         $111.06              --                  --            --           31.49%
           Highest contract charge 0.90% Class B        $106.79              --                  --            --           30.31%
           All contract charges                              --             696             $75,658          0.37%             --
    2002   Lowest contract charge 0.00% Class B         $ 84.46              --                  --            --          (24.66)%
           Highest contract charge 0.90% Class B        $ 81.95              --                  --            --          (25.34)%
           All contract charges                              --             633             $52,561          0.37%             --
    2001   Lowest contract charge 0.00% Class B         $112.11              --                  --            --           (2.02)%
           Highest contract charge 0.90% Class B        $109.77              --                  --            --           (2.90)%
           All contract charges                              --              73             $ 8,107          0.26%             --
    2000   Lowest contract charge 0.00% Class B         $114.42              --                  --            --            5.92%
           Highest contract charge 0.90% Class B        $113.05              --                  --            --            5.07%
           All contract charges                              --              26             $ 2,960          2.11%             --
EQ/Capital Guardian U.S. Equity (m)
-----------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $167.47              --                  --            --            9.60%
           Highest contract charge 0.60% Class A (t)    $112.42              --                  --            --            8.94%
           All contract charges                              --              25             $ 4,035          0.51%             --
    2003   Lowest contract charge 0.00% Class A (p)     $152.80              --                  --            --           36.72%
           Highest contract charge 0.60% Class A (t)    $103.19              --                  --            --           35.91%
           All contract charges                              --               9             $ 1,254          0.25%             --
    2002   Lowest contract charge 0.00% Class A (p)     $111.76              --                  --            --           (1.73)%
           Highest contract charge 0.60% Class A (t)    $ 75.92              --                  --            --          (22.22)%
           All contract charges                              --              --                  --          0.54%             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Capital Guardian U.S. Equity (m)
-----------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $119.65             --                  --            --          9.33%
           Highest contract charge 0.90% Class B        $114.01             --                  --            --          8.34%
           All contract charges                              --            500            $ 58,176          0.51%           --
    2003   Lowest contract charge 0.00% Class B         $109.44             --                  --            --         36.39%
           Highest contract charge 0.90% Class B        $105.23             --                  --            --         35.16%
           All contract charges                              --            451            $ 48,198          0.25%           --
    2002   Lowest contract charge 0.00% Class B         $ 80.24             --                  --            --        (23.67)%
           Highest contract charge 0.90% Class B        $ 77.86             --                  --            --        (24.36)%
           All contract charges                              --            309            $ 24,342          0.54%           --
    2001   Lowest contract charge 0.00% Class B         $105.12             --                  --            --         (2.01)%
           Highest contract charge 0.90% Class B        $102.92             --                  --            --         (2.90)%
           All contract charges                              --             88            $  9,137          0.48%           --
    2000   Lowest contract charge 0.00% Class B         $107.27             --                  --            --          3.58%
           Highest contract charge 0.90% Class B        $105.99             --                  --            --          2.66%
           All contract charges                              --             19            $  2,025          2.75%           --
EQ/Emerging Markets Equity
--------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $215.81             --                  --            --         23.93%
           Highest contract charge 0.00% Class A (p)    $215.81             --                  --            --         23.93%
           All contract charges                              --             21            $  4,490          0.71%           --
    2003   Lowest contract charge 0.00% Class A (p)     $174.14             --                  --            --         56.30%
           Highest contract charge 0.00% Class A (p)    $174.14             --                  --            --         56.30%
           All contract charges                              --              5            $    912          0.60%           --
    2002   Lowest contract charge 0.00% Class A (p)     $111.41             --                  --            --          0.40%
           Highest contract charge 0.00% Class A (p)    $111.41             --                  --            --          0.40%
           All contract charges                              --             --                  --            --            --
EQ/Emerging Markets Equity
--------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $117.64             --                  --            --         23.68%
           Highest contract charge 0.90% Class B        $110.06             --                  --            --         22.57%
           All contract charges                              --            879            $100,718          0.71%           --
    2003   Lowest contract charge 0.00% Class B         $ 95.11             --                  --            --         55.92%
           Highest contract charge 0.90% Class B        $ 89.79             --                  --            --         54.52%
           All contract charges                              --            756            $ 70,156          0.60%           --
    2002   Lowest contract charge 0.00% Class B         $ 61.00             --                  --            --         (5.91)%
           Highest contract charge 0.90% Class B        $ 58.11             --                  --            --         (6.76)%
           All contract charges                              --            684            $ 40,948            --            --
    2001   Lowest contract charge 0.00% Class B         $ 64.83             --                  --            --         (5.15)%
           Highest contract charge 0.90% Class B        $ 62.32             --                  --            --         (6.01)%
           All contract charges                              --            574            $ 36,716            --            --
    2000   Lowest contract charge 0.00% Class B         $ 68.35             --                  --            --        (40.12)%
           Highest contract charge 0.90% Class B        $ 66.30             --                  --            --        (40.59)%
           All contract charges                              --            584            $ 39,503          7.80%           --
EQ\Enterprise Equity
--------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $111.55             --                  --            --         12.42%
           Highest contract charge 0.00% Class B (y)    $111.55             --                  --            --         12.42%
           All contract charges                              --             --            $      9            --            --
EQ\Enterprise Equity Income
---------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $107.29             --                  --            --          9.15%
           Highest contract charge 0.00% Class B (y)    $107.29             --                  --            --          9.15%
           All contract charges                              --             --            $     50          2.06%           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ\Enterprise Growth
--------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $104.97              --                 --        --                8.03%
           Highest contract charge 0.00% Class B (y)    $104.97              --                 --        --                8.03%
           All contract charges                              --              --           $      3      0.29%                 --
EQ\Enterprise Growth and Income
-------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $109.56              --                 --        --               11.78%
           Highest contract charge 0.00% Class B (y)    $109.56              --                 --        --               11.78%
           All contract charges                              --              --           $      6      1.75%                 --
EQ\Enterprise Small Company Growth
----------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $114.93              --                 --        --               14.19%
           Highest contract charge 0.00% Class B (y)    $114.93              --                 --        --               14.19%
           All contract charges                              --              --           $      4        --                  --
EQ\Enterprise Small Company Value
---------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (y)     $113.57              --                 --        --               13.62%
           Highest contract charge 0.00% Class B (y)    $113.57              --                 --        --               13.62%
           All contract charges                              --               1           $    138      9.13%                 --
EQ/Equity 500 Index (h)
-----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $299.58              --                 --        --               10.51%
           Highest contract charge 0.90% Class A        $274.48              --                 --        --                9.51%
           All contract charges                              --           2,172           $619,922      1.66%                 --
    2003   Lowest contract charge 0.00% Class A         $271.10              --                 --        --               28.14%
           Highest contract charge 0.90% Class A        $250.64              --                 --        --               26.99%
           All contract charges                              --           2,240           $581,816      1.31%                 --
    2002   Lowest contract charge 0.00% Class A         $211.57              --                 --        --              (22.19)%
           Highest contract charge 0.90% Class A        $197.37              --                 --        --              (22.89)%
           All contract charges                              --           2,206           $448,827      1.17%                 --
    2001   Lowest contract charge 0.00% Class A         $271.91              --                 --        --              (11.94)%
           Highest contract charge 0.90% Class A        $255.97              --                 --        --              (12.74)%
           All contract charges                              --           2,153           $565,538      1.04%                 --
    2000   Lowest contract charge 0.00% Class A         $308.78              --                 --        --              ( 9.58)%
           Highest contract charge 0.90% Class A        $293.34              --                 --        --              (10.39)%
           All contract charges                              --           2,097           $628,870      0.64%                 --
EQ/Equity 500 Index (h)
-----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00%(2) Class B      $ 92.28              --                 --        --               10.23%
           Highest contract charge 0.90% Class B (b)    $104.03              --                 --        --                9.24%
           All contract charges                              --           1,115           $102,792      1.66%                 --
    2003   Lowest contract charge 0.60% Class B         $ 84.13              --                 --        --               27.05%
           Highest contract charge 0.90% Class B (b)    $ 95.23              --                 --        --               26.67%
           All contract charges                              --           1,053           $ 88,633      1.31%                 --
    2002   Lowest contract charge 0.60% Class B         $ 66.22              --                 --        --              (22.86)%
           Highest contract charge 0.90% Class B (b)    $ 75.18              --                 --        --              (23.09)%
           All contract charges                              --             869           $ 57,545      1.17%                 --
    2001   Lowest contract charge 0.60% Class B         $ 85.84              --                 --        --              (12.69)%
           Highest contract charge 0.90% Class B (b)    $ 97.75              --                 --        --              (12.95)%
           All contract charges                              --             575           $ 49,358      1.04%                 --
    2000   Lowest contract charge 0.60% Class B         $ 98.32              --                 --        --              (10.34)%
           Highest contract charge 0.90% Class B (b)    $112.30              --                 --        --              (10.66)%
           All contract charges                              --             302           $ 29,693      0.64%                 --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Evergreen Omega
------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $151.49             --                  --            --           7.31%
           Highest contract charge 0.00% Class A (p)    $151.49             --                  --            --           7.31%
           All contract charges                              --             --             $    15          0.31%            --
    2003   Lowest contract charge 0.00% Class A (p)     $141.17             --                  --            --          38.50%
           Highest contract charge 0.00% Class A (p)    $141.17             --                  --            --          38.50%
           All contract charges                              --             --                  --            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $101.93             --                  --            --          (5.46)%
           Highest contract charge 0.00% Class A (p)    $101.93             --                  --            --          (5.46)%
           All contract charges                              --             --                  --            --             --
EQ/Evergreen Omega
------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $ 88.21             --                  --            --           7.04%
           Highest contract charge 0.90% Class B        $ 84.05             --                  --            --           6.08%
           All contract charges                              --            117             $ 9,923          0.31%            --
    2003   Lowest contract charge 0.00% Class B         $ 82.41             --                  --            --          38.20%
           Highest contract charge 0.90% Class B        $ 79.24             --                  --            --          36.97%
           All contract charges                              --             90             $ 7,099            --             --
    2002   Lowest contract charge 0.00% Class B         $ 59.63             --                  --            --         (24.01)%
           Highest contract charge 0.90% Class B        $ 57.85             --                  --            --         (24.70)%
           All contract charges                              --             33             $ 1,884            --             --
    2001   Lowest contract charge 0.00% Class B         $ 78.47             --                  --            --         (17.01)%
           Highest contract charge 0.90% Class B        $ 76.83             --                  --            --         (17.76)%
           All contract charges                              --             16             $ 1,214          0.01%            --
    2000   Lowest contract charge 0.00% Class B         $ 94.55             --                  --            --         (11.66)%
           Highest contract charge 0.90% Class B        $ 93.42             --                  --            --         (12.50)%
           All contract charges                              --              5             $   455          0.36%            --
EQ/FI Mid Cap
-------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $181.73             --                  --            --          16.32%
           Highest contract charge 0.60% Class A (t)    $133.95             --                  --            --          15.62%
           All contract charges                              --             44             $ 7,793          6.76%            --
    2003   Lowest contract charge 0.00% Class A (p)     $156.23             --                  --            --          43.98%
           Highest contract charge 0.60% Class A (t)    $115.85             --                  --            --          43.11%
           All contract charges                              --             18             $ 2,718            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $108.51             --                  --            --          (0.62)%
           Highest contract charge 0.60% Class A (t)    $ 80.95             --                  --            --         (18.25)%
           All contract charges                              --             --                  --          0.02%            --
EQ/FI Mid Cap
-------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (b)     $118.14             --                  --            --          16.03%
           Highest contract charge 0.90% Class B (c)    $113.60             --                  --            --          14.98%
           All contract charges                              --            761             $87,965          6.76%            --
    2003   Lowest contract charge 0.00% Class B (b)     $101.82             --                  --            --          43.61%
           Highest contract charge 0.90% Class B (c)    $ 98.80             --                  --            --          42.32%
           All contract charges                              --            667             $66,774            --             --
    2002   Lowest contract charge 0.00% Class B (b)     $ 70.90             --                  --            --         (18.47)%
           Highest contract charge 0.90% Class B (c)    $ 69.42             --                  --            --         (19.20)%
           All contract charges                              --            427             $29,884          0.02%            --
    2001   Lowest contract charge 0.00% Class B (b)     $ 86.96             --                  --            --         (13.41)%
           Highest contract charge 0.90% Class B (c)    $ 85.92             --                  --            --         (14.19)%
           All contract charges                              --            174             $15,015          0.24%            --
    2000   Lowest contract charge 0.00% Class B (b)     $100.42             --                  --            --           0.46%
           Highest contract charge 0.90% Class B (c)    $100.13             --                  --            --           0.13%
           All contract charges                              --             15             $ 1,504          0.39%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/FI Small/Mid Cap Value
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $169.09              --                 --            --          18.14%
           Highest contract charge 0.60% Class A (t)    $125.77              --                 --            --          17.43%
           All contract charges                              --              50           $  8,171          9.30%            --
    2003   Lowest contract charge 0.00% Class A (p)     $143.12              --                 --            --          33.60%
           Highest contract charge 0.60% Class A (t)    $107.10              --                 --            --          32.80%
           All contract charges                              --              23           $  3,150          0.32%            --
    2002   Lowest contract charge 0.00% Class A (p)     $107.13              --                 --            --          (0.82)%
           Highest contract charge 0.60% Class A (t)    $ 80.65              --                 --            --         (22.04)%
           All contract charges                              --               1           $    107          0.65%            --
EQ/FI Small/Mid Cap Value
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $159.85              --                 --            --          17.85%
           Highest contract charge 0.90% Class B        $149.15              --                 --            --          16.79%
           All contract charges                              --           1,372           $210,017          9.30%            --
    2003   Lowest contract charge 0.00% Class B         $135.65              --                 --            --          33.26%
           Highest contract charge 0.90% Class B        $127.71              --                 --            --          32.06%
           All contract charges                              --           1,316           $171,897          0.32%            --
    2002   Lowest contract charge 0.00% Class B         $101.79              --                 --            --         (14.71)%
           Highest contract charge 0.90% Class B        $ 96.70              --                 --            --         (15.47)%
           All contract charges                              --           1,201           $118,413          0.65%            --
    2001   Lowest contract charge 0.00% Class B         $119.34              --                 --            --           4.00%
           Highest contract charge 0.90% Class B        $114.40              --                 --            --           3.06%
           All contract charges                              --             692           $ 78,729          0.71%            --
    2000   Lowest contract charge 0.00% Class B         $114.75              --                 --            --           5.13%
           Highest contract charge 0.90% Class B        $111.01              --                 --            --           4.20%
           All contract charges                              --             335           $ 37,711          1.01%            --
EQ/J.P. Morgan Core Bond
------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $110.55              --                 --            --           4.36%
           Highest contract charge 0.60% Class A (t)    $116.38              --                 --            --           3.73%
           All contract charges                              --              50           $  5,596          5.04%            --
    2003   Lowest contract charge 0.00% Class A (p)     $105.93              --                 --            --           3.60%
           Highest contract charge 0.60% Class A (t)    $112.19              --                 --            --           2.98%
           All contract charges                              --              19           $  2,008          3.36%            --
    2002   Lowest contract charge 0.00% Class A (p)     $102.25              --                 --            --           2.18%
           Highest contract charge 0.60% Class A (t)    $108.95              --                 --            --           7.30%
           All contract charges                              --              --                 --          6.36%            --
EQ/J.P. Morgan Core Bond
------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B(2)      $116.85              --                 --            --           4.10%
           Highest contract charge 0.90% Class B        $138.00              --                 --            --           3.16%
           All contract charges                              --              80           $ 11,132          5.04%            --
    2003   Lowest contract charge 0.60% Class B         $133.66              --                 --            --           2.75%
           Highest contract charge 0.90% Class B        $133.77              --                 --            --           2.44%
           All contract charges                              --              76           $ 10,330          3.36%            --
    2002   Lowest contract charge 0.60% Class B         $130.09              --                 --            --           8.92%
           Highest contract charge 0.90% Class B        $130.58              --                 --            --           8.59%
           All contract charges                              --              91           $ 11,964          6.36%            --
    2001   Lowest contract charge 0.60% Class B         $119.43              --                 --            --           7.29%
           Highest contract charge 0.90% Class B        $120.52              --                 --            --           6.97%
           All contract charges                              --              39           $  4,706          6.57%            --
    2000   Lowest contract charge 0.60% Class B         $111.31              --                 --            --          10.82%
           Highest contract charge 0.90% Class B        $112.42              --                 --            --           9.99%
           All contract charges                                               9           $  1,008         12.68%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Janus Large Cap Growth
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $147.47             --                  --            --          12.43%
           Highest contract charge 0.60% Class A (t)    $ 99.96             --                  --            --          11.75%
           All contract charges                              --              1             $    81          0.25%            --
    2003   Lowest contract charge 0.00% Class A (p)     $131.17             --                  --            --          26.17%
           Highest contract charge 0.60% Class A (t)    $ 89.45             --                  --            --          25.42%
           All contract charges                              --             --                  --            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $103.96             --                  --            --          (5.93)%
           Highest contract charge 0.60% Class A (t)    $ 44.64             --                  --            --         (24.00)%
           All contract charges                              --             --                  --            --             --
EQ/Janus Large Cap Growth
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (c)     $ 63.89             --                  --            --          12.15%
           Highest contract charge 0.90% Class B (c)    $ 61.44             --                  --            --          11.14%
           All contract charges                              --            383             $23,929          0.25%            --
    2003   Lowest contract charge 0.00% Class B (c)     $ 56.97             --                  --            --          25.85%
           Highest contract charge 0.90% Class B (c)    $ 55.28             --                  --            --          24.73%
           All contract charges                              --            383             $21,531            --             --
    2002   Lowest contract charge 0.00% Class B (c)     $ 45.27             --                  --            --         (30.31)%
           Highest contract charge 0.90% Class B (c)    $ 44.32             --                  --            --         (30.94)%
           All contract charges                              --            353             $15,788            --             --
    2001   Lowest contract charge 0.00% Class B (c)     $ 64.96             --                  --            --         (22.96)%
           Highest contract charge 0.90% Class B (c)    $ 64.18             --                  --            --         (23.66)%
           All contract charges                              --            211             $13,611          0.01%            --
    2000   Lowest contract charge 0.00% Class B (c)     $ 84.32             --                  --            --         (15.70)%
           Highest contract charge 0.90% Class B (c)    $ 84.07             --                  --            --         (15.93)%
           All contract charges                              --             42             $ 3,534          0.33%            --
EQ/JP Morgan Value Opportunities
--------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class A (p)     $154.06             --                  --            --          11.16%
           Highest contract charge 0.00% Class A (p)    $154.06             --                  --            --          11.16%
           All contract charges                              --             --             $    53          1.28%            --
    2003   Lowest contract charge 0.00% Class A (p)     $138.60             --                  --            --          27.13%
           Highest contract charge 0.00% Class A (p)    $138.60             --                  --            --          27.13%
           All contract charges                              --             --                  --          1.21%            --
    2002   Lowest contract charge 0.00% Class A (p)     $109.02             --                  --            --          (1.66)%
           Highest contract charge 0.00% Class A (p)    $109.02             --                  --            --          (1.66)%
           All contract charges                              --             --                  --          1.45%            --
EQ/JP Morgan Value Opportunities
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $146.48             --                  --            --          10.88%
           Highest contract charge 0.90% Class B        $136.67             --                  --            --           9.88%
           All contract charges                              --            249             $34,012          1.28%            --
    2003   Lowest contract charge 0.00% Class B         $132.10             --                  --            --          26.81%
           Highest contract charge 0.90% Class B        $124.37             --                  --            --          25.67%
           All contract charges                              --            267             $33,056          1.21%            --
    2002   Lowest contract charge 0.00% Class B         $104.17             --                  --            --         (19.06)%
           Highest contract charge 0.90% Class B        $ 98.97             --                  --            --         (19.78)%
           All contract charges                              --            266             $26,258          1.45%            --
    2001   Lowest contract charge 0.00% Class B         $128.70             --                  --            --          (6.81)%
           Highest contract charge 0.90% Class B        $123.38             --                  --            --          (7.65)%
           All contract charges                              --            235             $28,929          1.02%            --
    2000   Lowest contract charge 0.00% Class B         $138.10             --                  --            --           6.78%
           Highest contract charge 0.90% Class B        $133.60             --                  --            --           5.82%
           All contract charges                              --            183             $24,484          1.05%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Lazard Small Cap Value
-------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $177.17             --                  --            --          17.40%
           Highest contract charge 0.60% Class A (p)    $175.86             --                  --            --          16.70%
           All contract charges                              --             28             $ 4,964         16.41%            --
    2003   Lowest contract charge 0.00% Class A (p)     $150.91             --                  --            --          37.74%
           Highest contract charge 0.60% Class A (p)    $150.69             --                  --            --          37.54%
           All contract charges                              --              9             $ 1,357          0.95%            --
    2002   Lowest contract charge 0.00% Class A (p)     $109.56             --                  --            --          (1.84)%
           Highest contract charge 0.00% Class A (p)    $109.56             --                  --            --             --
           All contract charges                              --             --                  --          0.76%            --
EQ/Lazard Small Cap Value
-------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $190.60             --                  --            --          17.11%
           Highest contract charge 0.90% Class B        $179.82             --                  --            --          16.05%
           All contract charges                              --             66             $11,982         16.41%            --
    2003   Lowest contract charge 0.00% Class B         $162.76             --                  --            --          37.38%
           Highest contract charge 0.90% Class B        $154.95             --                  --            --          36.15%
           All contract charges                              --             21             $ 3,288          0.95%            --
    2002   Lowest contract charge 0.60% Class B (c)     $115.35             --                  --            --         (14.37)%
           Highest contract charge 0.90% Class B        $113.81             --                  --            --         (14.63)%
           All contract charges                              --             21             $ 2,395          0.76%            --
    2001   Lowest contract charge 0.60% Class B (c)     $134.71             --                  --            --          17.04%
           Highest contract charge 0.90% Class B        $133.32             --                  --            --          16.68%
           All contract charges                              --             17             $ 2,269          7.28%            --
    2000   Lowest contract charge 0.60% Class B (c)     $115.10             --                  --            --          17.81%
           Highest contract charge 0.90% Class B        $114.26             --                  --            --          17.45%
           All contract charges                              --              1             $   115          5.58%            --
EQ/Marsico Focus
----------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $141.05             --                  --            --          10.79%
           Highest contract charge 0.60% Class A (p)    $140.01             --                  --            --          10.12%
           All contract charges                              --             67             $ 9,512            --             --
    2003   Lowest contract charge 0.00% Class A (p)     $127.32             --                  --            --          31.43%
           Highest contract charge 0.60% Class A (p)    $127.14             --                  --            --          31.25%
           All contract charges                              --             28             $ 3,544            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $ 96.87             --                  --            --          (6.15)%
           Highest contract charge 0.00% Class A (p)    $ 96.87             --                  --            --             --
           All contract charges                              --             --                  --          0.04%            --
EQ/Marsico Focus
----------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (d)     $136.17             --                  --            --          10.51%
           Highest contract charge 0.90% Class B (d)    $132.24             --                  --            --           9.52%
           All contract charges                              --            594             $79,394            --             --
    2003   Lowest contract charge 0.00% Class B (d)     $123.22             --                  --            --          31.13%
           Highest contract charge 0.90% Class B (d)    $120.75             --                  --            --          29.95%
           All contract charges                              --            540             $65,568            --             --
    2002   Lowest contract charge 0.00% Class B (d)     $ 93.97             --                  --            --         (11.56)%
           Highest contract charge 0.90% Class B (d)    $ 92.92             --                  --            --         (12.35)%
           All contract charges                              --            230             $21,469          0.04%            --
    2001   Lowest contract charge 0.00% Class B (d)     $106.25             --                  --            --           6.25%
           Highest contract charge 0.90% Class B (d)    $106.01             --                  --            --           6.01%
           All contract charges                              --              7             $   743            --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Mercury Basic Value Equity
-----------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $165.39             --                  --            --          10.85%
           Highest contract charge 0.60% Class A (v)    $164.16             --                  --            --          10.18%
           All contract charges                              --             39            $  6,328          5.21%            --
    2003   Lowest contract charge 0.00% Class A (p)     $149.21             --                  --            --          31.54%
           Highest contract charge 0.60% Class A (v)    $148.99             --                  --            --          31.35%
           All contract charges                              --             14            $  2,125          0.45%            --
    2002   Lowest contract charge 0.00% Class A (p)     $113.43             --                  --            --          (1.08)%
           Highest contract charge 0.00% Class A (p)    $113.43             --                  --            --             --
           All contract charges                              --             --                  --          1.20%            --
EQ/Mercury Basic Value Equity
-----------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $221.53             --                  --            --          10.57%
           Highest contract charge 0.90% Class B        $206.70             --                  --            --           9.57%
           All contract charges                              --            884            $184,573          5.21%            --
    2003   Lowest contract charge 0.00% Class B         $200.36             --                  --            --          31.19%
           Highest contract charge 0.90% Class B        $188.64             --                  --            --          30.02%
           All contract charges                              --            845            $160,643          0.45%            --
    2002   Lowest contract charge 0.00% Class B         $152.72             --                  --            --         (16.66)%
           Highest contract charge 0.90% Class B        $145.09             --                  --            --         (17.41)%
           All contract charges                              --            775            $113,095          1.20%            --
    2001   Lowest contract charge 0.00% Class B         $183.25             --                  --            --           5.53%
           Highest contract charge 0.90% Class B        $175.68             --                  --            --           4.58%
           All contract charges                              --            552            $ 97,486          3.87%            --
    2000   Lowest contract charge 0.00% Class B         $173.64             --                  --            --          11.81%
           Highest contract charge 0.90% Class B        $167.99             --                  --            --          10.81%
           All contract charges                              --            316            $ 53,489          5.50%            --
EQ/Mercury International Value (l)
----------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $165.41             --                  --            --          21.95%
           Highest contract charge 0.60% Class A (t)    $126.22             --                  --            --          21.22%
           All contract charges                              --             34            $  5,468          1.67%            --
    2003   Lowest contract charge 0.00% Class A (p)     $135.63             --                  --            --          28.37%
           Highest contract charge 0.60% Class A (t)    $104.12             --                  --            --          27.60%
           All contract charges                              --             15            $  2,057          2.00%            --
    2002   Lowest contract charge 0.00% Class A (p)     $105.66             --                  --            --          (1.56)%
           Highest contract charge 0.60% Class A (t)    $ 81.60             --                  --            --         (17.98)%
           All contract charges                              --             --                  --          1.34%            --
EQ/Mercury International Value (l)
----------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $123.09             --                  --            --          21.64%
           Highest contract charge 0.90% Class B        $128.70             --                  --            --          20.55%
           All contract charges                              --            846            $109,326          1.67%            --
    2003   Lowest contract charge 0.00% Class B         $101.19             --                  --            --          28.04%
           Highest contract charge 0.90% Class B        $106.76             --                  --            --          26.89%
           All contract charges                              --            780            $ 83,414          2.00%            --
    2002   Lowest contract charge 0.00% Class B         $ 79.03             --                  --            --         (17.87)%
           Highest contract charge 0.90% Class B        $ 84.14             --                  --            --         (17.39)%
           All contract charges                              --            714            $ 59,941          1.34%            --
    2001   Lowest contract charge 0.60% Class B         $100.79             --                  --            --         (22.00)%
           Highest contract charge 0.90% Class B        $101.85             --                  --            --         (22.23)%
           All contract charges                              --              6            $    605          0.96%            --
    2000   Lowest contract charge 0.60% Class B         $129.21             --                  --            --         (12.84)%
           Highest contract charge 0.90% Class B        $130.96             --                  --            --         (13.10)%
           All contract charges                              --              3            $    388         16.34%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/MFS Emerging Growth Companies
--------------------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $150.63              --                 --            --          12.90%
           Highest contract charge 0.60% Class A (t)    $100.02              --                 --            --          12.23%
           All contract charges                              --              13           $  1,988            --             --
    2003   Lowest contract charge 0.00% Class A (p)     $133.42              --                 --            --          29.63%
           Highest contract charge 0.60% Class A (t)    $ 89.12              --                 --            --          28.86%
           All contract charges                              --               6           $    785            --             --
    2002   Lowest contract charge 0.00% Class A (p)     $102.92              --                 --            --          (4.69)%
           Highest contract charge 0.60% Class A (t)    $ 69.16              --                 --            --         (27.95)%
           All contract charges                              --              --                 --            --             --
EQ/MFS Emerging Growth Companies
--------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $146.44              --                 --            --          12.62%
           Highest contract charge 0.90% Class B        $136.63              --                 --            --          11.61%
           All contract charges                              --           1,240           $169,470            --             --
    2003   Lowest contract charge 0.00% Class B         $130.03              --                 --            --          29.30%
           Highest contract charge 0.90% Class B        $122.42              --                 --            --          28.15%
           All contract charges                              --           1,358           $165,227            --             --
    2002   Lowest contract charge 0.00% Class B         $100.56              --                 --            --         (34.32)%
           Highest contract charge 0.90% Class B        $ 95.53              --                 --            --         (34.92)%
           All contract charges                              --           1,308           $127,324            --             --
    2001   Lowest contract charge 0.00% Class B         $153.10              --                 --            --         (34.05)%
           Highest contract charge 0.90% Class B        $146.78              --                 --            --         (34.65)%
           All contract charges                              --           1,480           $216,125          0.02%            --
    2000   Lowest contract charge 0.00% Class B         $232.15              --                 --            --         (18.56)%
           Highest contract charge 0.90% Class B        $224.60              --                 --            --         (19.56)%
           All contract charges                              --           1,392           $312,585          2.02%            --
EQ/MFS Investors Trust
----------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $141.33              --                 --            --          11.68%
           Highest contract charge 0.60% Class A (t)    $105.89              --                 --            --          11.01%
           All contract charges                              --              --           $      8          0.57%            --
    2003   Lowest contract charge 0.00% Class A (p)     $126.55              --                 --            --          22.33%
           Highest contract charge 0.60% Class A (t)    $ 95.39              --                 --            --          21.59%
           All contract charges                              --              --                 --          0.54%            --
    2002   Lowest contract charge 0.00% Class A (p)     $103.45              --                 --            --          (4.00)%
           Highest contract charge 0.60% Class A (t)    $ 78.45              --                 --            --          (4.00)%
           All contract charges                              --              --                 --          0.73%            --
EQ/MFS Investors Trust
----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $ 92.74              --                 --            --          11.40%
           Highest contract charge 0.90% Class B        $ 88.18              --                 --            --          10.40%
           All contract charges                              --             121           $ 10,876          0.57%            --
    2003   Lowest contract charge 0.00% Class B         $ 83.25              --                 --            --          22.03%
           Highest contract charge 0.90% Class B        $ 79.88              --                 --            --          20.93%
           All contract charges                              --             126           $ 10,256          0.54%            --
    2002   Lowest contract charge 0.00% Class B         $ 68.22              --                 --            --         (21.01)%
           Highest contract charge 0.90% Class B        $ 66.05              --                 --            --         (21.71)%
           All contract charges                              --              94           $  6,281          0.73%            --
    2001   Lowest contract charge 0.00% Class B         $ 86.36              --                 --            --         (15.98)%
           Highest contract charge 0.90% Class B        $ 84.37              --                 --            --         (16.74)%
           All contract charges                              --              48           $  4,088          0.54%            --
    2000   Lowest contract charge 0.00% Class B         $102.79              --                 --            --          (0.77)%
           Highest contract charge 0.90% Class B        $101.34              --                 --            --          (1.58)%
           All contract charges                              --              22           $  2,243          0.54%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Money Market
---------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A         $148.04              --                 --            --         1.03%
           Highest contract charge 0.90% Class A        $143.42              --                 --            --         0.12%
           All contract charges                              --           1,338           $249,556          0.94%          --
    2003   Lowest contract charge 0.00% Class A         $146.53              --                 --            --         0.82%
           Highest contract charge 0.90% Class A        $143.25              --                 --            --        (0.08)%
           All contract charges                              --           1,619           $304,460          0.88%          --
    2002   Lowest contract charge 0.00% Class A         $145.34              --                 --            --         1.49%
           Highest contract charge 0.90% Class A        $143.37              --                 --            --         0.58%
           All contract charges                              --           1,949           $364,995          1.36%          --
    2001   Lowest contract charge 0.00% Class A         $143.20              --                 --            --         3.85%
           Highest contract charge 0.90% Class A        $142.55              --                 --            --         2.92%
           All contract charges                              --           1,988           $379,992          3.41%          --
    2000   Lowest contract charge 0.00% Class A         $137.89              --                 --            --         6.24%
           Highest contract charge 0.90% Class A        $138.51              --                 --            --         5.30%
           All contract charges                              --           1,925           $359,749          5.76%          --
EQ/Money Market
---------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B         $148.04              --                 --            --         1.03%
           Highest contract charge 0.90% Class B        $113.71              --                 --            --        (0.13)%
           All contract charges                              --             595           $ 69,122          0.94%          --
    2003   Lowest contract charge 0.00% Class B         $146.53              --                 --            --         0.82%
           Highest contract charge 0.90% Class B        $113.86              --                 --            --        (0.34)%
           All contract charges                              --             706           $ 81,841          0.88%          --
    2002   Lowest contract charge 0.60% Class B         $115.79              --                 --            --         0.63%
           Highest contract charge 0.90% Class B        $114.25              --                 --            --         0.32%
           All contract charges                              --             919           $106,411          1.36%          --
    2001   Lowest contract charge 0.60% Class B         $115.07              --                 --            --         2.94%
           Highest contract charge 0.90% Class B        $113.88              --                 --            --         2.63%
           All contract charges                              --             778           $ 89,524          3.41%          --
    2000   Lowest contract charge 0.60% Class B         $111.78              --                 --            --         5.36%
           Highest contract charge 0.90% Class B        $110.96              --                 --            --         5.05%
           All contract charges                              --             340           $ 38,005          5.76%          --
EQ/Small Company Index
----------------------
           Unit Value 0.00% to 0.60%*
    2004   Lowest contract charge 0.00% Class A (p)     $192.20              --                 --            --        17.98%
           Highest contract charge 0.60% Class A (t)    $168.29              --                 --            --        17.28%
           All contract charges                              --             114           $ 19,205          5.08%          --
    2003   Lowest contract charge 0.00% Class A (p)     $162.91              --                 --            --        46.22%
           Highest contract charge 0.60% Class A (t)    $143.50              --                 --            --        36.87%
           All contract charges                              --              51           $  7,341          0.36%          --
    2002   Lowest contract charge 0.60% Class A (p)     $111.41              --                 --            --        (0.43)%
           Highest contract charge 0.60% Class A (t)    $ 76.53              --                 --            --       (25.07)%
           All contract charges                              --              --                 --          0.68%          --
EQ/Small Company Index
----------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (z)     $141.99              --                 --            --        17.67%
           Highest contract charge 0.90% Class B        $148.06              --                 --            --        16.61%
           All contract charges                              --              42           $  6,602          5.08%          --
    2003   Lowest contract charge 0.60% Class B         $129.07              --                 --            --        44.99%
           Highest contract charge 0.90% Class B        $126.96              --                 --            --        44.55%
           All contract charges                              --              24           $  3,263          0.36%          --
    2002   Lowest contract charge 0.60% Class B         $ 89.02              --                 --            --       (21.39)%
           Highest contract charge 0.90% Class B        $ 87.83              --                 --            --       (21.63)%
           All contract charges                              --               6           $    533          0.68%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)

                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
EQ/Small Company Index (Continued)
----------------------------------
    2001   Lowest contract charge 0.60% Class B         $113.24             --                 --             --           1.44%
           Highest contract charge 0.90% Class B        $112.07             --                 --             --           1.13%
           All contract charges                              --              5             $  566           1.15%            --
    2000   Lowest contract charge 0.60% Class B         $111.63             --                 --             --          (3.98)%
           Highest contract charge 0.90% Class B        $110.81             --                 --             --          (4.26)%
           All contract charges                              --             --                 --          15.71%            --
Fidelity VIP Asset Manager: Growth
----------------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $125.62             --                 --             --           5.63%
           Highest contract charge 0.00% Class B (v)    $125.62             --                 --             --           5.63%
           All contract charges                              --             11             $1,376           1.89%            --
    2003   Lowest contract charge 0.00% Class B (v)     $118.93             --                 --             --          18.93%
           Highest contract charge 0.00% Class B (v)    $118.93             --                 --             --          18.93%
           All contract charges                              --             10             $1,163             --             --
Fidelity VIP Contrafund
-----------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $146.29             --                 --             --          15.16%
           Highest contract charge 0.00% Class B (v)    $146.29             --                 --             --          15.16%
           All contract charges                              --             59             $8,579           0.12%            --
    2003   Lowest contract charge 0.00% Class B (v)     $127.04             --                 --             --          27.04%
           Highest contract charge 0.00% Class B (v)    $127.04             --                 --             --          27.04%
           All contract charges                              --             23             $2,906             --             --
Fidelity VIP Equity-Income
--------------------------
           Unit Value 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $144.62             --                 --             --          11.23%
           Highest contract charge 0.00% Class B (v)    $144.62             --                 --             --          11.23%
           All contract charges                              --             34             $4,942           1.39%            --
    2003   Lowest contract charge 0.00% Class B (v)     $130.01             --                 --             --          30.01%
           Highest contract charge 0.00% Class B (v)    $130.01             --                 --             --          30.01%
           All contract charges                              --             20             $2,550             --             --
Fidelity VIP Growth & Income
----------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $123.99             --                 --             --           5.52%
           Highest contract charge 0.00% Class B (v)    $123.99             --                 --             --           5.52%
           All contract charges                              --             17             $2,064           0.67%            --
    2003   Lowest contract charge 0.00% Class B (v)     $117.50             --                 --             --          17.50%
           Highest contract charge 0.00% Class B (v)    $117.50             --                 --             --          17.50%
           All contract charges                              --             14             $1,689             --             --
Fidelity VIP High Income
------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $125.04             --                 --             --           9.38%
           Highest contract charge 0.00% Class B (v)    $125.04             --                 --             --           9.38%
           All contract charges                              --             24             $2,950           7.19%            --
    2003   Lowest contract charge 0.00% Class B (v)     $114.31             --                 --             --          14.31%
           Highest contract charge 0.00% Class B (v)    $114.31             --                 --             --          14.31%
           All contract charges                              --             22             $2,470             --             --
Fidelity VIP Investment Grade Bond
----------------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $106.72             --                 --             --           4.19%
           Highest contract charge 0.00% Class B (v)    $106.72             --                 --             --           4.19%
           All contract charges                              --             60             $6,408           4.97%            --
    2003   Lowest contract charge 0.00% Class B (v)     $102.43             --                 --             --           2.43%
           Highest contract charge 0.00% Class B (v)    $102.43             --                 --             --           2.43%
           All contract charges                              --             36             $3,681             --             --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
Fidelity VIP Mid Cap
--------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $179.46             --                  --            --          24.66%
           Highest contract charge 0.00% Class B (v)    $179.46             --                  --            --          24.60%
           All contract charges                              --             61             $11,035            --             --
    2003   Lowest contract charge 0.00% Class B (v)     $143.96             --                  --            --          17.50%
           Highest contract charge 0.00% Class B (v)    $143.96             --                  --            --          17.50%
           All contract charges                              --             12             $ 1,693            --             --
Fidelity VIP Value
------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $141.88             --                  --            --          10.93%
           Highest contract charge 0.00% Class B (v)    $141.88             --                  --            --          10.93%
           All contract charges                              --             10             $ 1,468          1.17%            --
    2003   Lowest contract charge 0.00% Class B (v)     $127.90             --                  --            --          27.90%
           Highest contract charge 0.00% Class B (v)    $127.90             --                  --            --          27.90%
           All contract charges                              --              7             $   858          0.30%            --
Fidelity VIP Value Strategies
-----------------------------
           Unit Value 0.00% to 0.00%*
    2004   Lowest contract charge 0.00% Class B (v)     $175.60             --                  --            --          13.84%
           Highest contract charge 0.00% Class B (v)    $175.60             --                  --            --          13.84%
           All contract charges                              --             16             $ 2,847          0.22%            --
    2003   Lowest contract charge 0.00% Class B (v)     $154.26             --                  --            --          54.26%
           Highest contract charge 0.00% Class B (v)    $154.26             --                  --            --          54.26%
           All contract charges                              --             17             $ 2,549          0.47%            --
Landus Rosenberg VIT Value Long/Short Equity Fund
-------------------------------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class B (v)     $ 99.90             --                  --            --           3.63%
           Highest contract charge 0.90% Class B (v)    $ 98.39             --                  --            --           2.70%
           All contract charges                              --             46             $ 4,597            --             --
    2003   Lowest contract charge 0.00% Class B (v)     $ 96.40             --                  --            --          (3.60)%
           Highest contract charge 0.90% Class B (v)    $ 95.80             --                  --            --          (4.20)%
           All contract charges                              --             14             $ 1,334            --             --
MFS Mid Cap Growth
------------------
           Unit Value 0.60% to 0.60%*
    2004   Lowest contract charge 0.60% Class A (o)     $121.45             --                  --            --          13.88%
           Highest contract charge 0.60% Class A (o)    $121.45             --                  --            --          13.88%
           All contract charges                              --              1             $   167            --             --
    2003   Lowest contract charge 0.60% Class A (o)     $106.65             --                  --            --             --
           Highest contract charge 0.60% Class A (o)    $106.65             --                  --            --             --
           All contract charges                              --              1             $   120            --             --
    2002   Lowest contract charge 0.60% Class A (o)     $ 78.30             --                  --            --           6.10%
           Highest contract charge 0.60% Class A (o)    $ 78.30             --                  --            --           6.10%
           All contract charges                              --             --                  --            --             --
PEA Renaissance
---------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (p)     $219.93             --                  --            --          16.68%
           Highest contract charge 0.90% Class A (o)    $185.59             --                  --            --          15.63%
           All contract charges                              --            135             $26,705          5.66%            --
    2003   Lowest contract charge 0.00% Class A (p)     $188.48             --                  --            --          57.42%
           Highest contract charge 0.90% Class A (o)    $160.50             --                  --            --          60.50%
           All contract charges                              --             65             $11,141          0.80%            --
    2002   Lowest contract charge 0.00% Class A (p)     $119.73             --                  --            --           2.83%
           Highest contract charge 0.60% Class A (o)    $ 87.10             --                  --            --           4.66%
           All contract charges                              --             --                  --          1.01%            --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Continued)

December 31, 2004


7. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                         Unit             Units          Net Assets     Investment        Total
                                                      Fair Value   Outstanding (000's)     (000's)    Income Ratio**    Return***
                                                     ------------ --------------------- ------------ ---------------- -------------
PIMCO Total Return
------------------
           Unit Value 0.60%*
    2004   Lowest contract charge 0.60% Class A (o)     $114.84             --                  --            --            4.25%
           Highest contract charge 0.60% Class A (o)    $114.84             --                  --            --            4.25%
           All contract charges                              --              2             $   197          4.33%             --
    2003   Lowest contract charge 0.60% Class A (o)     $110.16             --                  --            --            2.34%
           Highest contract charge 0.60% Class A (o)    $110.16             --                  --            --            2.34%
           All contract charges                              --              1             $   161          3.31%             --
    2002   Lowest contract charge 0.60% Class A (o)     $107.65             --                  --            --            6.57%
           Highest contract charge 0.60% Class A (o)    $107.65             --                  --            --            6.57%
           All contract charges                              --             --                  --          6.80%             --
U.S. Real Estate -- Class I
---------------------------
           Unit Value 0.00% to 0.90%*
    2004   Lowest contract charge 0.00% Class A (p)     $197.12             --                  --            --           36.39%
           Highest contract charge 0.90% Class A (v)    $174.27             --                  --            --           35.17%
           All contract charges                              --            271             $50,742          3.04%             --
    2003   Lowest contract charge 0.00% Class A (p)     $144.52             --                  --            --           37.51%
           Highest contract charge 0.90% Class A (v)    $128.93             --                  --            --           28.93%
           All contract charges                              --             91             $12,747            --              --
    2002   Lowest contract charge 0.00% Class A (p)     $105.10             --                  --            --            2.84%
           Highest contract charge 0.00% Class A (p)    $105.10             --                  --            --            2.84%
           All contract charges                              --             12             $ 1,261          9.14%             --
Vanguard VIF Equity Index
-------------------------
           Unit Value 0.60%*
    2004   Lowest contract charge 0.60% Class A (t)     $108.79             --                  --            --           10.14%
           Highest contract charge 0.60% Class A (t)    $108.79             --                  --            --           10.14%
           All contract charges                              --             19             $ 2,113          2.97%             --
    2003   Lowest contract charge 0.60% Class A (t)     $ 98.77             --                  --            --           27.70%
           Highest contract charge 0.60% Class A (t)    $ 98.77             --                  --            --              --
           All contract charges                              --              9             $   929          1.01%             --
    2002   Lowest contract charge 0.60% Class A (t)     $ 77.35             --                  --            --          (19.51)%
           Highest contract charge 0.60% Class A (t)    $ 77.35             --                  --            --          (19.51)%
           All contract charges                              --              1             $    77            --              --

(a) Units were made available for sale on May 22, 2000.
(b) Units were made available for sale on June 22, 2000.
(c) Units were made available for sale on October 22, 2000.
(d) Units were made available for sale on October 22, 2001.
(e) Units were made available for sale on May 18, 2001.
(f) A substitution of T. Rowe Price Equity Income Portfolio for the EQ/Bernstein Portfolio occurred on May 18, 2001.
(g) A substitution of Alliance Conservative Investors, EQ/Evergreen Foundation, EQ/Putnam Balanced and Mercury World Strategy Portfolios for AXA Moderate Allocation Portfolio occurred on May 18, 2001.
(h) A substitution of the BT Equity 500 Index Portfolio for the EQ/Equity 500 Index Portfolio occurred on October 6, 2000.
(i) Units were made available for sale on April 26, 2002.
(j) Units were made available for sale on May 13, 2002.
(k) Units were made available for sale March 31, 2002.
(l) A substitution of EQ/T. Rowe Price International Portfolio for EQ/Mercury International Value Portfolio occurred on April 26, 2002.
(m) A substitution of EQ/AXP New Dimensions Portfolio for the EQ/Capital Guardian U.S. Equity Portfolio occurred on July 12, 2002.
(n) A substitution of EQ/AXP Strategy Aggressive Portfolio for the EQ/Alliance Small Cap Growth Portfolio occurred on July 12, 2002.
(o) Units were made available for sale on August 5, 2002.
(p) Units were made available for sale on November 5, 2002.
(q) A substitution of EQ/MFS Research Portfolio for the EQ/Capital Guardian Research Portfolio occurred on November 22, 2002.
(r) A substitution of EQ/Alliance Global Portfolio for the EQ/Alliance International Portfolio occurred on November 22, 2002.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

Notes To Financial Statements (Concluded)

December 31, 2004


7. Accumulation Unit Values (Concluded)

(s) A substitution of EQ/Alliance Growth Investors Portfolio for the AXA Moderate Allocation Portfolio occurred on November 22, 2002.
(t) Units were made available for sale on April 15, 2002.
(u) A substitution of EQ/International Equity Index for EQ/Alliance International occurred on May 2, 2003 (See Note 5).
(v) Units were made available for sale on May 2, 2003.
(w) Units were made available for sale on October 13, 2003.
(x) A substitution of EQ/Technology for AXA Premier VIP Technology occurred on May 14, 2004 (see Note 5).
(y) Units were made available for sale on October 25, 2004.
(z) Units were made available for sale on September 7, 2004.

* Expenses as a percentage of average net assets (0.00%, 0.60%, 0.80%, 0.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholders' equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2004 and December 31, 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of Notes to the Consolidated Financial Statements, in 2004 AXA Equitable changed its method of accounting for variable interest entities and certain nontraditional long-duration contracts and for Separate Accounts and in 2002 changed its method of accounting for variable annuity products that contain guaranteed minimum income benefit features, and its method of accounting for intangible and long-lived assets.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 31, 2005

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2004 AND 2003

                                                                                 DECEMBER 31,          December 31,
                                                                                    2004                  2003
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

ASSETS

Investments:
  Fixed maturities available for sale, at estimated fair value..............  $    30,722.3        $    29,095.5
  Mortgage loans on real estate.............................................        3,131.9              3,503.1
  Equity real estate, held for the production of income.....................          643.2                656.5
  Policy loans..............................................................        3,831.4              3,894.3
  Other equity investments..................................................        1,010.5                789.1
  Other invested assets.....................................................        1,112.1                825.2
                                                                              -----------------    -----------------
      Total investments.....................................................       40,451.4             38,763.7
Cash and cash equivalents...................................................        1,680.8                999.1
Cash and securities segregated, at estimated fair value.....................        1,489.0              1,285.8
Broker-dealer related receivables...........................................        2,187.7              2,284.7
Deferred policy acquisition costs...........................................        6,813.9              6,290.4
Goodwill and other intangible assets, net...................................        3,761.4              3,513.4
Amounts due from reinsurers.................................................        2,549.6              2,460.4
Loans to affiliates, at estimated fair value................................          400.0                400.0
Other assets................................................................        3,600.9              3,829.7
Separate Accounts' assets...................................................       61,559.4             54,438.1
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $    26,875.1        $    25,307.7
Future policy benefits and other policyholders liabilities..................       14,099.6             13,934.7
Broker-dealer related payables..............................................          945.9              1,261.8
Customers related payables..................................................        2,658.7              1,897.5
Amounts due to reinsurers...................................................          994.0                936.5
Short-term and long-term debt...............................................        1,255.5              1,253.2
Income taxes payable........................................................        2,714.8              2,362.8
Other liabilities...........................................................        1,859.6              2,006.9
Separate Accounts' liabilities..............................................       61,559.4             54,300.6
Minority interest in equity of consolidated subsidiaries....................        2,040.4              1,744.9
Minority interest subject to redemption rights..............................          266.6                488.1
                                                                              -----------------    -----------------
      Total liabilities.....................................................      115,269.6            105,494.7
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 12, 14, 15, 16 and 17)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value, 2.0 million shares authorized,
  issued and outstanding....................................................            2.5                  2.5
Capital in excess of par value..............................................        4,890.9              4,848.2
Retained earnings...........................................................        3,457.0              3,027.1
Accumulated other comprehensive income......................................          874.1                892.8
                                                                              -----------------    -----------------
      Total shareholder's equity............................................        9,224.5              8,770.6
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................  $   124,494.1        $   114,265.3
                                                                              =================    =================

                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................   $    1,595.4       $     1,376.7      $     1,315.5
Premiums......................................................          879.6               889.4              945.2
Net investment income.........................................        2,501.4             2,386.9            2,377.2
Investment gains (losses), net................................           65.0               (62.3)            (278.5)
Commissions, fees and other income............................        3,355.0             2,811.8            2,987.6
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        8,396.4             7,402.5            7,347.0
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,867.1             1,708.2            2,036.0
Interest credited to policyholders' account balances..........        1,038.1               969.7              972.5
Compensation and benefits.....................................        1,604.9             1,327.0            1,244.3
Commissions...................................................        1,017.3               991.9              788.8
Distribution plan payments....................................          374.2               370.6              392.8
Amortization of deferred sales commissions....................          177.4               208.6              229.0
Interest expense..............................................           76.8                82.3               95.7
Amortization of deferred policy acquisition costs.............          472.9               434.6              296.7
Capitalization of deferred policy acquisition costs...........       (1,015.9)             (990.7)            (754.8)
Rent expense..................................................          185.0               165.8              168.8
Amortization of other intangible assets, net..................           22.9                21.9               21.2
Alliance charge for mutual fund matters and legal proceedings.            -                 330.0                -
Other operating costs and expenses............................          901.5               832.4              827.4
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,722.2             6,452.3            6,318.4
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before
  income taxes and minority interest..........................        1,674.2               950.2            1,028.6
Income taxes..................................................         (396.3)             (240.5)             (50.9)
Minority interest in net income of consolidated subsidiaries..         (384.1)             (188.7)            (362.8)
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations...........................          893.8               521.0              614.9
Earnings from other discontinued operations,
  net of income taxes.........................................            7.9                 3.4                5.6
Gain on sale of real estate held-for-sale, net of income taxes           31.1                 -                  -
Cumulative effect of accounting changes, net of
  income taxes................................................           (2.9)                -                (33.1)
                                                                -----------------  -----------------  -----------------
Net Earnings..................................................   $      929.9       $       524.4      $       587.4
                                                                =================  =================  =================





                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
    CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                         2004               2003               2002
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
Common stock, at par value, beginning and end of year.........      $         2.5       $        2.5       $        2.5
                                                                   -----------------   ----------------   ----------------

Capital in excess of par value, beginning of year.............            4,848.2            4,812.8            4,753.6
Increase in additional paid in capital
    in excess of par value....................................               42.7               35.4               59.2
                                                                   -----------------   ----------------   ----------------
Capital in excess of par value, end of year...................            4,890.9            4,848.2            4,812.8
                                                                   -----------------   ----------------   ----------------

Retained earnings, beginning of year..........................            3,027.1            2,902.7            2,815.3
Net earnings..................................................              929.9              524.4              587.4
Shareholder dividends paid....................................             (500.0)            (400.0)            (500.0)
                                                                   -----------------   ----------------   ----------------
Retained earnings, end of year................................            3,457.0            3,027.1            2,902.7
                                                                   -----------------   ----------------   ----------------

Accumulated other comprehensive income,
  beginning of year...........................................              892.8              681.1              215.4
Other comprehensive (loss) income.............................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
Accumulated other comprehensive income, end of year...........              874.1              892.8              681.1
                                                                   -----------------   ----------------   ----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................      $     9,224.5       $    8,770.6       $    8,399.1
                                                                   =================   ================   ================

COMPREHENSIVE INCOME
Net earnings..................................................      $       929.9       $      524.4       $      587.4
                                                                   -----------------   ----------------   ----------------
Change in unrealized (losses) gains, net of reclassification
   adjustments................................................              (31.1)             211.7              465.6
Minimum pension liability adjustment..........................                -                  -                   .1
Cumulative effect of accounting changes.......................               12.4                -                  -
                                                                   -----------------   ----------------   ----------------
Other comprehensive income....................................              (18.7)             211.7              465.7
                                                                   -----------------   ----------------   ----------------
COMPREHENSIVE INCOME..........................................      $       911.2       $      736.1       $    1,053.1
                                                                   =================   ================   ================











                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002

                                                                       2004                2003               2002
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net earnings..................................................    $       929.9       $      524.4       $       587.4
Adjustments to reconcile net earnings to net cash provided
  by operating activities:
  Interest credited to policyholders' account balances........          1,038.1              969.7               972.5
  Universal life and investment-type product
    policy fee income.........................................         (1,595.4)          (1,376.7)           (1,315.5)
  Net change in broker-dealer and customer related
    receivables/payables......................................            379.6               22.5              (237.3)
  Investment (gains) losses, net..............................            (65.0)              62.3               278.5
  Change in deferred policy acquisition costs.................           (543.0)            (556.1)             (458.1)
  Change in future policy benefits............................            129.3              (97.4)              218.0
  Change in property and equipment............................            (69.3)             (55.8)              (76.6)
  Change in income tax payable................................            349.6              246.3                93.3
  Change in accounts payable and accrued expenses.............            (27.4)             276.8                (8.9)
  Change in segregated cash and securities, net...............           (203.2)            (111.5)              240.8
  Minority interest in net income of consolidated subsidiaries            386.8              188.7               362.8
  Change in fair value of guaranteed
    minimum income benefit reinsurance contracts..............            (61.0)              91.0              (120.0)
  Amortization of deferred sales commissions..................            177.4              208.6               229.0
  Amortization of other intangible assets, net................             22.9               21.9                21.2
  Other, net..................................................            194.3              272.6              (114.2)
                                                                 -----------------   -----------------  -----------------
Net cash provided by operating activities.....................          1,043.6              687.3               672.9
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................          3,341.9            4,216.4             2,996.0
  Sales.......................................................          2,983.6            4,818.2             8,035.9
  Purchases...................................................         (7,052.5)         (11,457.9)          (12,709.0)
  Change in short-term investments............................            (77.2)             610.7              (568.9)
  Purchase of minority interest in consolidated subsidiary ...           (410.7)               -                (249.7)
  Other, net..................................................            169.7               89.3               126.6
                                                                 -----------------   -----------------  -----------------
Net cash used by investing activities.........................         (1,045.2)          (1,723.3)           (2,369.1)
                                                                 -----------------   -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................          4,029.4            5,639.1             4,328.5
    Withdrawals and transfers to Separate Accounts............         (2,716.0)          (3,181.1)           (2,022.9)
  Net change in short-term financings.........................              -                (22.1)             (201.2)
  Shareholder dividends paid..................................           (500.0)            (400.0)             (500.0)
  Other, net..................................................           (130.1)            (270.4)             (318.6)
                                                                 -----------------   -----------------  -----------------
Net cash provided by financing activities.....................            683.3            1,765.5             1,285.8
                                                                 -----------------   -----------------  -----------------

Change in cash and cash equivalents...........................            681.7              729.5              (410.4)
Cash and cash equivalents, beginning of year..................            999.1              269.6               680.0
                                                                 -----------------   -----------------  -----------------
Cash and Cash Equivalents, End of Year........................    $     1,680.8       $      999.1       $       269.6
                                                                 =================   =================  =================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                   (CONTINUED)

                                                                      2004               2003               2002
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Supplemental cash flow information:
  Interest Paid...............................................   $       86.2       $        91.0      $        80.5
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      154.4       $       (45.7)     $      (139.6)
                                                                =================  =================  =================









                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1)  ORGANIZATION

    In 2004, The Equitable Life Assurance Society of the United States was renamed to AXA Equitable Life Insurance Company ("AXA Equitable"). AXA Equitable, collectively with its consolidated subsidiaries (the "Company"), is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). The Company's insurance business is conducted principally by AXA Equitable and its wholly owned life insurance subsidiary, AXA Life and Annuity Company ("AXA Life"), whose name was changed in 2004 from The Equitable of Colorado. The Company's investment management business, which comprises the Investment Services segment, is principally conducted by Alliance Capital Management L.P. ("Alliance").

    In October 2000, Alliance acquired substantially all of the assets and liabilities of SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"). In the fourth quarter of 2002, the Company acquired 8.16 million units in Alliance ("Alliance Units") at the aggregate market price of $249.7 million from SCB Inc. and SCB Partners, Inc. under a preexisting agreement (see Note 2). In March and December 2004, the Company acquired a total of 10.7 million Alliance Units at the aggregated market price of $410.7 million from SCB Inc. and SCB Partners, Inc. under this preexisting agreement. As a result of the 2004 transactions, the Company recorded additional goodwill of $217.9 million and other intangible assets of $26.9 million.

    The Company's consolidated economic interest in Alliance was 46.4% at December 31, 2004, and together with it's ownership with other AXA Financial companies, the consolidated economic interests in Alliance was approximately 61.3%.

    In July 2004, the Holding Company completed its acquisition of The MONY Group Inc. ("MONY"). The acquisition provides AXA Financial with additional scale in distribution, client base and assets under management.

    AXA, a French holding company for an international group of insurance and related financial services companies, has been the Holding Company's largest shareholder since 1992. In 2000, AXA acquired the approximately 40% of outstanding Holding Company common stock ("Common Stock") it did not already own. On January 2, 2001, AXA Merger Corp. ("AXA Merger"), a wholly owned subsidiary of AXA, was merged with and into the Holding Company, resulting in AXA Financial becoming a wholly owned subsidiary of AXA.

2)  SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation and Principles of Consolidation
    -----------------------------------------------------

    The preparation of the accompanying consolidated financial statements in conformity with generally accepted accounting principles in the United States of America ("GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management to present fairly the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

    The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally Alliance; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

    All significant intercompany transactions and balances except those with discontinued operations have been eliminated in consolidation. The years "2004," "2003" and "2002" refer to the years ended December 31, 2004, 2003 and 2002, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods with the current presentation.

    Closed Block
    ------------

    As a result of demutualization, Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

    Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block that would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    Other Discontinued Operations
    -----------------------------

    In 1991, management discontinued the business of certain pension business operations ("Other Discontinued Operations"). Other Discontinued Operations principally consist of the group non-participating wind-up annuity products, the terms of which were fixed at issue, which were sold to corporate sponsors of terminated qualified defined benefit plans ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance for future losses each quarter and makes adjustments when necessary. Management believes the allowance for future losses at December 31, 2004 is adequate to provide for all future losses; however, the determination of the allowance involves numerous estimates and subjective judgments regarding the expected performance of invested assets held by Other Discontinued Operations ("Discontinued Operations Investment Assets"). There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of Other Discontinued Operations differ from management's current estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in Other Discontinued Operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result. See
    Note 8 of Notes to Consolidated Financial Statements.

    Accounting Changes
    ------------------

    At March 31, 2004, the Company completed its transition to the consolidation and disclosure requirements of FIN No. 46(R), "Consolidation of Variable Interest Entities, Revised".

    At December 31, 2004, the Insurance Group's General Account held $34.1 million of investment assets issued by VIEs and determined to be significant variable interests under FIN No. 46(R). As reported in the consolidated balance sheet, these investments included $32.9 million of fixed maturities (collateralized debt and loan obligations) and $1.2 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2004 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance

    Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

    Management of Alliance has reviewed its investment management agreements and its investments in and other financial arrangements with certain entities that hold client assets under management to determine the entities that Alliance is required to consolidate under FIN No. 46(R). These include certain mutual fund products domiciled in Luxembourg, India, Japan, Singapore and Australia ("collectively "Offshore Funds"), hedge funds, structured products, group trusts and joint ventures.

    As a result of its review, Alliance Capital had consolidated an investment in a joint venture and its funds under management. At December 31, 2004, Alliance Capital sold this investment and accordingly, no longer consolidates this investment and its funds under management.

    Alliance Capital derived no direct benefit from client assets under management of these entities other than investment management fees and cannot utilize those assets in its operations.

    Alliance has significant variable interests in certain other VIEs with approximately $845 million in client assets under management. However, these VIEs do not require consolidation because management has determined that Alliance is not the primary beneficiary. Alliance's maximum exposure to loss in these entities is limited to its nominal investments in and prospective investment management fees earned from these entities.

    Effective January 1, 2004, the Company adopted SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". SOP 03-1 required a change in the Company's accounting policies relating to (a) general account interests in separate accounts, (b) assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts, (c) liabilities related to group pension participating contracts, and (d) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and interest-sensitive life policies.

    The adoption of SOP 03-1 required changes in several of the Company's accounting policies relating to separate account assets and liabilities. The Company now reports the General Account's interests in separate accounts as trading account securities in the consolidated balance sheet; prior to the adoption of SOP 03-1, such interests were included in Separate Accounts' assets. Also, the assets and liabilities of two Separate Accounts are now presented and accounted for as General Account assets and liabilities, effective January 1, 2004. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying 2004 consolidated financial statements. These two Separate Accounts hold assets and liabilities associated with market value adjusted fixed rate investment options available in certain variable annuity contracts. In addition, liabilities associated with the market value adjustment feature are now reported at the accrued account balance. Prior to the adoption of SOP 03-1, such liabilities had been reported at market adjusted value.

    Prior to the adoption of SOP 03-1, the liabilities for group pension participating contracts were adjusted only for changes in the fair value of certain related investment assets that were reported at fair value in the balance sheet (including fixed maturities and equity securities classified as available for sale, but not equity real estate or mortgage loans) with changes in the liabilities recorded directly in Accumulated other comprehensive income to offset the unrealized gains and losses on the related assets. SOP 03-1 required an adjustment to the liabilities for group pension participating contracts to reflect the fair value of all the assets on which those contracts' returns are based, regardless of whether those assets are reported at fair value in the balance sheet. Changes in the liability related to fluctuations in asset fair values are now reported as Interest credited to policyholders' account balances in the consolidated statements of earnings.

    In addition, the adoption of SOP 03-1 resulted in a change in the method of determining liabilities associated with the no lapse guarantee feature contained in variable and interest-sensitive life contracts. While both the Company's previous method of establishing the no lapse guarantee reserve and the SOP 03-1 method are based on accumulation of a portion of the charges for the no lapse guarantee feature, SOP 03-1 specifies a different approach for identifying the portion of the fee to be accrued and establishing the related reserve.

    The adoption of SOP 03-1 as of January 1, 2004 resulted in a decrease in 2004 net earnings of $2.9 million and an increase in other comprehensive income of $12.4 million related to the cumulative effect of the required changes in accounting. The determination of liabilities associated with group pension participating contracts and mortality and annuitization benefits, as well as related impacts on deferred acquisition costs, is based on models that involve numerous estimates and subjective judgments. There can be no assurance that the ultimate actual experience will not differ from management's estimates.

    New Accounting Pronouncements
    -----------------------------

    On December 16, 2004, the FASB issued SFAS Statement No. 123(R), "Share-Based Payment". SFAS Statement No. 123(R) eliminates the alternative to apply the intrinsic value method of accounting for employee stock-based compensation awards that was provided in FASB Statement No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123") as originally issued. SFAS No. 123(R) requires the cost of all share-based payments to employees, including stock options, stock appreciation rights, and most tax-qualified employee stock purchase plans, to be recognized in the financial statements based on the fair value of those awards. Under SFAS No. 123(R) the cost of equity-settled awards generally is based on fair value at date of grant, adjusted for subsequent modifications of terms or conditions, while cash-settled awards require remeasurement of fair value at the end of each reporting period. SFAS No. 123(R) does not prescribe or specify a preference for a particular valuation technique or model for estimating the fair value of employee stock options and similar awards but instead requires consideration of certain factors in selecting one that is appropriate for the unique substantive characteristics of the instruments awarded. SFAS No. 123(R) is effective as of the first interim or annual reporting period beginning after June 15, 2005 and generally requires adoption using a modified version of prospective application. Under "modified prospective" application, SFAS No. 123(R) applies to new awards granted and to awards modified, repurchased, or cancelled after the required effective date. Additionally, compensation cost for unvested awards outstanding as of the required effective date must be recognized prospectively over the remaining requisite service/vesting period based on the fair values of those awards as already calculated under SFAS No. 123. Entities may further elect to apply SFAS No. 123(R) on a "modified retrospective" basis to give effect to the fair value based method of accounting for awards granted, modified, or settled in cash in earlier periods. The cumulative effect of initial application, if any, is recognized as of the required effective date.

    As more fully described in Note 21 of Notes to Consolidated Financial Statements, the Company elected under SFAS No. 123 to continue to account for stock-based compensation using the intrinsic value method and instead to provide only pro-forma disclosure of the effect on net earnings from applying the fair value based method. Consequently, adoption of SFAS No. 123(R) would be expected to result in recognition of compensation expense for certain types of the Company's equity-settled awards, such as options to purchase AXA ADRs, for which no cost previously would have been charged to net earnings under the intrinsic value method. Similarly, certain types of the Company's cash-settled awards, such as stock appreciation rights, may be expected to result either in different amounts of compensation expense or different patterns of expense recognition under SFAS No. 123(R) as compared to the intrinsic value method. Management of the Company currently is assessing the impact of adoption of SFAS No. 123(R), including measurement and reporting of related income tax effects, selection of an appropriate valuation model and determination of assumptions, as well as consideration of plan design issues.

    On May 19, 2004, the FASB approved the issuance of FASB Staff Position ("FSP") No. 106-2, "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003", effective for the first interim or annual period beginning after June 15, 2004. FSP 106-2 provides guidance on the accounting for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("MMA") for employers that sponsor postretirement health care plans that provide prescription drug benefits. MMA introduced a new prescription drug benefit under Medicare that will go into effect in 2006 and also includes a Federal subsidy payable to plan sponsors equal to 28% of certain prescription drug benefits payable to

    Medicare-eligible retirees. The subsidy only is available to an employer that sponsors a retiree medical plan that includes a prescription drug benefit that is at least as valuable as (i.e., actuarially equivalent to) the new Medicare coverage. The subsidy is not subject to Federal income tax.

    Clarifying regulations are expected to be issued by the Centers for Medicare and Medicaid Services to address the interpretation and determination of actuarial equivalency under MMA. In accordance with the provisions of FSP 106-2, management and its actuarial advisors will re-evaluate actuarial equivalency as new information about its interpretation or determination become available. Management and its actuarial advisors have not as yet been able to conclude whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measurements of the accumulated postretirement benefit obligation and net periodic postretirement benefit cost for these plans at and for the period ended December 31, 2004 do not reflect any amount associated with enactment of MMA, including the subsidy.

    Investments
    -----------

    The carrying values of fixed maturities identified as available for sale are reported at estimated fair value. Changes in estimated fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

    Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

    Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net.

    Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

    Real estate investments meeting the following criteria are classified as real estate held-for-sale:
       o Management having the authority to approve the action commits the organization to a plan to sell the property.
       o The property is available for immediate sale in its present condition subject only to terms that are usual and customary forthe sale of such assets.
       o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
       o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
       o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
       o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

    Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

    Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2004 were not significant.

    Valuation allowances are netted against the asset categories to which they apply.

    Policy loans are stated at unpaid principal balances.

    Partnerships, investment companies and joint venture interests in which the Company has control and a majority economic interest (that is, greater than 50% of the economic return generated by the entity) or those that meet FIN No. 46(R) requirements for consolidation are consolidated; those in which the Company does not have control and a majority economic interest and those that do not meet FIN No. 46(R) requirements for consolidation are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

    Equity securities include common stock and non-redeemable preferred stock classified as either trading or available for sale securities, are carried at estimated fair value and are included in other equity investments.

    Short-term investments are stated at amortized cost, which approximates fair value, and are included with other invested assets.

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

    All securities owned as well as United States government and agency securities, mortgage-backed securities, futures and forwards transactions are recorded in the consolidated financial statements on a trade date basis.

    Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
    --------------------------------------------------------------------

    Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

    Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in investment gains or losses.

    Realized and unrealized holding gains (losses) on trading securities are reflected in net investment income.

    Unrealized investment gains and losses on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Other Discontinued Operations, Closed Block policyholders dividend obligation, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

    Recognition of Insurance Income and Related Expenses
    ----------------------------------------------------

    Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

    Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

    For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

    Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

    Deferred Policy Acquisition Costs
    ---------------------------------

    Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

    For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. A decrease in expected gross profits would accelerate DAC amortization. Conversely, an increase in expected gross profits would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Expected future gross profit assumptions related to Separate Account performance are set by management using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. Currently, the average gross long-term annual return estimate is 9.0% (6.95% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.95% net of product weighted average Separate Account fees) and 0% (-2.05% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2004, current projections of future average gross market returns assume a 2.3% return for 2005, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% after 1.5 years.

    In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

    Other significant assumptions underlying gross profit estimates relate to contract persistency and general account investment spread.

    For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2004, the average rate of assumed investment yields, excluding policy loans, was 7.0% grading to 6.3% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholders' equity as of the balance sheet date.

    For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

    Policyholders' Account Balances and Future Policy Benefits
    ----------------------------------------------------------

    Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

    AXA Equitable issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. AXA Equitable also issues certain variable annuity products that contain a Guaranteed Minimum Income Benefit ("GMIB") feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. The risk associated with the GMDB and GMIB features is that a protracted under-performance of the financial markets could result in GMDB and GMIB benefits being higher than what accumulated policyholder account balances would support. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for GMIB, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    Reinsurance contracts covering GMIB exposure are considered derivatives under SFAS No. 133 and, therefore, are required to be reported in the balance sheet at their fair value. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance fair values are reflected in Commissions, fees and other income in the consolidated statements of earnings. Since there is no readily available market for GMIB reinsurance contracts, the determination of their fair values is based on models which involve numerous estimates and subjective judgments including those regarding expected market rates of return and volatility, GMIB election rates, contract surrender rates and mortality experience. There can be no assurance that ultimate actual experience will not differ from management's estimates.

    For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

    For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

    For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 10.9% for life insurance liabilities and from 2.25% to 8.85% for annuity liabilities.

    Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

    Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $71.7 million and $69.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004 and 2003, respectively, $1,081.5 million and $1,069.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group (see Note 12). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized as follows:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $        35.0       $       33.8       $       36.6
        Incurred benefits related to prior years...........           12.8               (2.8)              (6.3)
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $        47.8       $       31.0       $       30.3
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        12.9       $       12.1       $       11.5
        Benefits paid related to prior years...............           33.1               34.9               37.2
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $        46.0       $       47.0       $       48.7
                                                            =================   ================   =================

    Policyholders' Dividends
    ------------------------

    The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

    At December 31, 2004, participating policies, including those in the Closed Block, represent approximately 16.5% ($32.6 billion) of directly written life insurance in-force, net of amounts ceded.

    Separate Accounts
    -----------------

    Generally, Separate Accounts established under New York State Insurance Law generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are carried at quoted market values or, where quoted values are not readily available, at estimated fair values as determined by the Insurance Group. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Two of those Separate Accounts were reclassified to the general account in connection with the adoption of SOP 03-1 as of January 1, 2004.

    The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2004, 2003 and 2002, investment results of such Separate Accounts were gains (losses) of $2,191.4 million, $(466.2) million and $(4,740.7) million, respectively.

    Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

    Recognition of Investment Management Revenues and Related Expenses
    ------------------------------------------------------------------

    Commissions, fees and other income principally include Investment Management advisory and service fees. Investment Management advisory and services base fees, generally calculated as a percentage, referred to as "basis points", of assets under management for clients, are recorded as revenue as the related services are performed; they include brokerage transactions charges of Sanford C. Bernstein & Co., LLC ("SCB LLC"), a wholly owned subsidiary of Alliance, for certain private client transactions and institutional investment management client transactions. Certain investment advisory contracts provide for a performance fee in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the related investment results in excess of a stated benchmark over a specified period of time. Performance fees are recorded as revenue at the end of the measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited, a wholly owned subsidiary of Alliance, for in-depth research and other services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

    Sales commissions paid to financial intermediaries in connection with the sale of shares of open-end Alliance mutual funds sold without a front-end sales charge are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years, the periods of time during which deferred sales commissions are generally recovered from distribution services fees received from those funds and from contingent deferred sales charges ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions in unamortized deferred sales commissions when received. At December 31, 2004 and

    2003, respectively, net deferred sales commissions totaled $254.5 million and $387.2 million and are included within Other assets. The estimated amortization expense of deferred sales commission, based on December 31, 2004 net balance for each of the next five years is approximately $20.7 million.

    Alliance's management tests the deferred sales commission asset for recoverability quarterly, or more often when events or changes in circumstances occur that could significantly increase the risk of impairment of the asset. Alliance's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC is based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

    Significant assumptions utilized to estimate future average assets under management of back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the last five years. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions. Alliance's management considers the results of these analyses performed at various dates. If Alliance's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using Alliance's management's best estimate of future cash flows discounted to a present value amount.

    Other Accounting Policies
    -------------------------

    In accordance with regulations of the Securities and Exchange Commission ("SEC"), securities with a fair value of $1.49 billion and $1.29 billion have been segregated in a special reserve bank custody account at December 31, 2004 and 2003, respectively for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 under the Securities Exchange Act of 1934, as amended.

    Intangible assets related to the Bernstein acquisition include costs assigned to contracts of businesses acquired. These costs continue to be amortized on a straight-line basis over estimated useful lives of twenty years. Other intangible assets are amortized on a straight-line basis over their estimated useful lives of twenty years.

    Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

    The Holding Company and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

    Minority interest subject to redemption rights represents the remaining 16.3 million of private Alliance Units issued to former Bernstein shareholders in connection with Alliance's acquisition of Bernstein. The Holding Company agreed to provide liquidity to these former Bernstein shareholders after a two-year lock-out period which ended October 2002. The Company acquired
    16.32 million of the former Bernstein shareholders' Alliance Units in 2004. The outstanding 16.3 million Alliance Units may be sold to the Holding Company at the prevailing market price over the remaining five years ending in 2009.

    Generally, not more than 20% of the original Alliance Units issued to the former Bernstein shareholders may be put to the Holding Company in any one annual period.

    The Company accounts for its stock option plans and other stock-based compensation plans in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, stock option awards result in compensation expense only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 21 of Notes to Consolidated Financial Statements for the pro forma disclosures required by SFAS No. 123, "Accounting for Stock-Based Compensation," and SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure".

3)  INVESTMENTS

    The following tables provide additional information relating to fixed maturities and equity securities:

                                                               GROSS              GROSS
                                          AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                             COST              GAINS              LOSSES            FAIR VALUE
                                        ---------------   -----------------  -----------------   ---------------
                                                                     (IN MILLIONS)
    DECEMBER 31, 2004
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    22,285.8     $    1,684.3       $       45.3       $   23,924.8
        Mortgage-backed...............         3,472.4             47.7                9.7            3,510.4
        U.S. Treasury, government
          and agency securities.......           964.1             54.9                1.3            1,017.7
        States and political
          subdivisions................           187.1             20.6                 .8              206.9
        Foreign governments...........           245.1             47.2                 .1              292.2
        Redeemable preferred stock....         1,623.1            151.4                4.2            1,770.3
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    28,777.6     $    2,006.1       $       61.4       $   30,722.3
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $         1.0     $        1.2       $         .1       $        2.1
      Trading securities..............              .4              1.0                 .2                1.2
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $         1.4     $        2.2       $         .3       $        3.3
                                        ================= =================  =================  ================
    December 31, 2003
    Fixed Maturities:
      Available for Sale:
        Corporate.....................   $    20,653.7     $    1,726.2       $       84.7       $   22,295.2
        Mortgage-backed...............         3,837.0             57.0               17.4            3,876.6
        U.S. Treasury, government
          and agency securities.......           812.3             58.7                 .5              870.5
        States and political
          subdivisions................           188.2             14.1                2.0              200.3
        Foreign governments...........           248.4             45.9                 .3              294.0
        Redeemable preferred stock....         1,412.0            151.1                4.2            1,558.9
                                        ----------------- -----------------  -----------------  ----------------
          Total Available for Sale....   $    27,151.6     $    2,053.0       $      109.1       $   29,095.5
                                        ================= =================  =================  ================
    Equity Securities:
      Available for sale..............   $        11.6     $        1.2       $         .2       $       12.6
      Trading securities..............             1.9               .6                1.5                1.0
                                        ----------------- -----------------  -----------------  ----------------
    Total Equity Securities...........   $        13.5     $        1.8       $        1.7       $       13.6
                                        ================= =================  =================  ================


    For publicly-traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines estimated fair values using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 2004 and 2003, securities without a readily ascertainable market value having an amortized cost of $4,138.7 million and $4,462.1 million, respectively, had estimated fair values of $4,446.0 million and $4,779.6 million, respectively.

    The contractual maturity of bonds at December 31, 2004 is shown below:

                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      878.8       $      895.5
        Due in years two through five..........................................       5,162.9            5,512.4
        Due in years six through ten...........................................      10,355.1           11,145.6
        Due after ten years....................................................       7,285.3            7,888.1
        Mortgage-backed securities.............................................       3,472.4            3,510.4
                                                                                ----------------   -----------------
        Total..................................................................  $   27,154.5       $   28,952.0
                                                                                ================   =================

    Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

    The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio. This review process culminates with a quarterly review of certain assets by the Insurance Group's Investments Under Surveillance Committee that evaluates whether any investments are other than temporarily impaired. The review considers an analysis of individual credit metrics of each issuer as well as industry fundamentals and the outlook for the future. Based on the analysis, a determination is made as to the ability of the issuer to service its debt obligations on an ongoing basis. If this ability is deemed to be impaired, then the appropriate provisions are taken.

    The following table discloses fixed maturities (636 issues) that have been in a continuous unrealized loss position for less than a twelve month period and greater than a twelve month period as of December 31, 2004:

                                  LESS THAN 12 MONTHS             12 MONTHS OR LONGER                   TOTAL
                             -------------------------------  ----------------------------   ----------------------------
                                                   GROSS                         GROSS                          GROSS
                                ESTIMATED       UNREALIZED     ESTIMATED      UNREALIZED      ESTIMATED      UNREALIZED
                                FAIR VALUE        LOSSES       FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                             --------------- ---------------  -------------  -------------   -------------  -------------
                                                                    (IN MILLIONS)

   Fixed Maturities:
     Corporate.............  $     1,709.6   $       20.0     $      545.4   $       25.3    $    2,255.0    $      45.3
     Mortgage-backed.......          776.5            8.5             69.6            1.2           846.1            9.7
     U.S. Treasury,
       Government and
       Agency securities...          138.4            1.1              4.8             .2           143.2            1.3
     States and political
       Subdivisions........            -              -               19.4             .8            19.4             .8
     Foreign governments...            5.0             .1              -              -               5.0             .1
     Redeemable
       Preferred stock.....           58.0            3.5             14.3             .7            72.3            4.2
                             --------------- ---------------  -------------  -------------   -------------  ------------
   Total Temporarily
     Impaired Securities ..  $     2,687.5   $       33.2     $      653.5   $       28.2    $    3,341.0   $       61.4
                             =============== ===============  =============  =============   =============  ============

    The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. These corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2004, approximately $987.3 million or 3.6% of the $27,154.5 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

    At December 31, 2004, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $15.5 million.

    The Insurance Group holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2004 and 2003 were $891.0 million and $775.5 million, respectively.

    The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $17.6 million and $122.4 million at December 31, 2004 and 2003, respectively. Gross interest income on these loans included in net investment income aggregated $6.9 million, $7.8 million and $5.3 million in 2004, 2003 and 2002, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $8.5 million, $10.0 million and $6.8 million in 2004, 2003 and 2002, respectively.

    Impaired mortgage loans along with the related investment valuation allowances for losses follow:

                                                                                     DECEMBER 31,
                                                                       ----------------------------------------
                                                                              2004                 2003
                                                                       -------------------  -------------------
                                                                                    (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances......   $         89.4       $        149.4
    Impaired mortgage loans without investment valuation allowances...             10.7                 29.1
                                                                       -------------------  -------------------
    Recorded investment in impaired mortgage loans....................            100.1                178.5
    Investment valuation allowances...................................            (11.3)               (18.8)
                                                                       -------------------  -------------------
    Net Impaired Mortgage Loans.......................................   $         88.8       $        159.7
                                                                       ===================  ===================

    During 2004, 2003 and 2002, respectively, the Company's average recorded investment in impaired mortgage loans was $148.3 million, $180.9 million and $138.1 million. Interest income recognized on these impaired mortgage loans totaled $11.4 million, $12.3 million and $10.0 million for 2004, 2003 and 2002, respectively.

    Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2004 and 2003, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans was $79.2 million and $143.2 million.

    The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2004 and 2003, the carrying value of equity real estate held-for-sale amounted to zero and $56.9 million, respectively. For 2004, 2003 and 2002, respectively, real estate of zero, $2.8 million and $5.6 million was acquired in satisfaction of debt. At December 31, 2004 and 2003, the Company owned $221.0 million and $275.8 million, respectively, of real estate acquired in satisfaction of debt of which $2.2 million and $3.6 million, respectively, are held as real estate joint ventures.

    Accumulated depreciation on real estate was $207.5 million and $189.6 million at December 31, 2004 and 2003, respectively. Depreciation expense on real estate totaled $20.8 million, $38.8 million and $18.0 million for 2004, 2003 and 2002, respectively.

    Investment valuation allowances for mortgage loans and equity real estate and changes thereto follow:

                                                                   2004              2003                2002
                                                            ----------------    ----------------   -----------------
                                                                                 (IN MILLIONS)
    Balances, beginning of year..........................   $        20.5       $       55.0       $       87.6
    Additions charged to income..........................             3.9               12.2               32.5
    Deductions for writedowns and
      asset dispositions.................................           (13.1)             (15.2)             (65.1)
    Deduction for transfer of real estate held-for-sale
      to real estate held for the production of income...             -                (31.5)               -
                                                            ----------------    ----------------   -----------------
    Balances, End of Year................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

    Balances, end of year comprise:
      Mortgage loans on real estate......................   $        11.3       $       18.8       $       23.4
      Equity real estate.................................             -                  1.7               31.6
                                                            ----------------    ----------------   -----------------
    Total................................................   $        11.3       $       20.5       $       55.0
                                                            ================    ================   =================

4)  EQUITY METHOD INVESTMENTS

    Included in equity real estate or other equity investments, as appropriate, is the Company's interest in real estate joint ventures, limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,008.2 million and $896.9 million, respectively, at December 31, 2004 and 2003. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $66.2 million, $4.3 million and $(18.3) million, respectively, for 2004, 2003 and 2002.

    Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (6 and 6 individual ventures at December 31, 2004 and 2003, respectively) and the Company's carrying value and equity in net earnings for those real estate joint ventures and limited partnership interests:

                                                                                        DECEMBER 31,
                                                                            ------------------------------------
                                                                                  2004                2003
                                                                            ----------------   -----------------
                                                                                         (IN MILLIONS)
    BALANCE SHEETS
    Investments in real estate, at depreciated cost........................  $       537.1      $       551.6
    Investments in securities, generally at estimated fair value...........          162.4              204.8
    Cash and cash equivalents..............................................           13.5               37.6
    Other assets...........................................................           23.0               22.8
                                                                            ----------------   -----------------
    Total Assets...........................................................  $       736.0      $       816.8
                                                                            ================   =================

    Borrowed funds - third party...........................................  $       254.3      $       259.7
    Other liabilities......................................................           17.4               19.5
                                                                            ----------------   -----------------
    Total liabilities......................................................          271.7              279.2
                                                                            ----------------   -----------------

    Partners' capital......................................................          464.3              537.6
                                                                            ----------------   -----------------
    Total Liabilities and Partners' Capital................................  $       736.0      $       816.8
                                                                            ================   =================

    The Company's Carrying Value in These Entities Included Above..........  $       168.8      $       168.8
                                                                            ================   =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Revenues of real estate joint ventures.............  $        95.2       $       95.6       $       98.4
    Net revenues (losses) of
      other limited partnership interests..............           19.8               26.0              (23.2)
    Interest expense - third party.....................          (16.9)             (18.0)             (19.8)
    Other expenses.....................................          (64.0)             (61.7)             (59.3)
                                                        -----------------   ----------------   -----------------
    Net Earnings (Losses)..............................  $        34.1       $       41.9       $       (3.9)
                                                        =================   ================   =================

    The Company's Equity in Net Earnings of These
      Entities Included Above..........................  $        11.0       $        5.0       $       12.8
                                                        =================   ================   =================

5)  NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

    The sources of net investment income follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $     1,879.5       $    1,792.6       $    1,755.4
    Mortgage loans on real estate......................          249.6              279.5              314.8
    Equity real estate.................................          124.8              136.9              153.7
    Other equity investments...........................           78.4               49.3              (45.4)
    Policy loans.......................................          251.0              260.1              269.4
    Other investment income............................           92.0               66.8              114.1
                                                        -----------------   ----------------   -----------------

      Gross investment income..........................        2,675.3            2,585.2            2,562.0

      Investment expenses..............................         (173.9)            (198.3)            (184.8)
                                                        -----------------   ----------------   -----------------

    Net Investment Income..............................  $     2,501.4       $    2,386.9       $    2,377.2
                                                        =================   ================   =================

    Investment gains (losses) by investment category, including changes in the valuation allowances, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Fixed maturities...................................  $        26.3       $     (100.7)      $     (374.3)
    Mortgage loans on real estate......................             .2                1.3                3.7
    Equity real estate.................................           11.6               26.8              101.5
    Other equity investments...........................           24.4                2.0                3.3
    Issuance and sales of Alliance Units...............            -                  -                   .5
    Other..............................................            2.5                8.3              (13.2)
                                                        -----------------   ----------------   -----------------
      Investment gains (losses), net...................  $        65.0       $      (62.3)      $     (278.5)
                                                        =================   ================   =================

    Writedowns of fixed maturities amounted to $36.4 million, $193.2 million and $312.8 million for 2004, 2003 and 2002, respectively. Writedowns of mortgage loans on real estate and equity real estate amounted to $10.3 million and zero, respectively, for 2004 and $5.2 million and zero, respectively, for 2003.

    For 2004, 2003 and 2002, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $2,908.3 million, $4,773.5 million and $7,176.3 million. Gross gains of $47.7 million, $105.1 million and $108.4 million and gross losses of $9.7 million, $39.5 million and $172.9 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2004, 2003 and 2002 amounted to $.8 million, $416.8 million and $1,047.8 million, respectively.

    In 2004, 2003 and 2002, respectively, net unrealized holding gains (losses) on trading account equity securities of $.3 million, $2.1 million, and $.5 million were included in net investment income in the consolidated statements of earnings. These trading securities had a carrying value of $1.2 million and $1.0 million and costs of $.4 million and $1.9 million at December 31, 2004 and 2003, respectively.

    For 2004, 2003 and 2002, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $70.4 million, $76.5 million and $92.1 million, respectively.

    Net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Other Discontinued Operations on a line-by-line basis, follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance, beginning of year.........................  $       892.8       $      681.1       $      215.5
    Changes in unrealized investment gains (losses)....          (12.8)             440.8            1,049.9
    Changes in unrealized investment (gains) losses
      attributable to:
        Participating group annuity contracts,
           Closed Block policyholder dividend
           obligation and other........................           (1.5)             (53.0)            (157.3)
        DAC............................................           (2.5)             (65.7)            (174.1)
        Deferred income taxes..........................           (1.9)            (110.4)            (252.9)
                                                        -----------------   ----------------   -----------------
    Balance, End of Year...............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

                                                                  2004                2003              2002
                                                         ----------------    -----------------  ----------------
                                                                               (IN MILLIONS)
    Balance, end of year comprises:
      Unrealized investment gains (losses) on:
        Fixed maturities...............................  $     2,003.2       $    2,015.7       $    1,572.0
        Other equity investments.......................            1.2                1.5               (1.5)
        Other..........................................          (28.1)             (28.1)             (22.2)
                                                         ----------------    -----------------  ----------------
          Total........................................        1,976.3            1,989.1            1,548.3
      Amounts of unrealized investment (gains) losses
        attributable to:
          Participating group annuity contracts,
            Closed Block policyholder dividend
            obligation and other.......................         (275.7)            (274.2)            (221.2)
          DAC..........................................         (342.2)            (339.7)            (274.0)
          Deferred income taxes........................         (484.3)            (482.4)            (372.0)
                                                         ----------------    -----------------  ----------------
    Total..............................................  $       874.1       $      892.8       $      681.1
                                                         ================    =================  ================

    Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)  ACCUMULATED OTHER COMPREHENSIVE INCOME

    Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)

    Unrealized gains on investments....................  $       874.1       $      892.8       $      681.1
                                                        -----------------   ----------------   -----------------
    Total Accumulated Other
      Comprehensive Income.............................  $       874.1       $      892.8       $      681.1
                                                        =================   ================   =================

    The components of other comprehensive income for the past three years follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net unrealized gains (losses) on investments:
      Net unrealized gains arising during
        the period.....................................  $        69.4       $      416.6       $    1,008.9
      (Gains) losses reclassified into net earnings
        during the period..............................          (82.2)              24.2               41.0
                                                        -----------------   ----------------   -----------------
    Net unrealized gains on investments................          (12.8)             440.8            1,049.9
    Adjustments for policyholders liabilities,
        DAC and deferred income taxes..................           (5.9)            (229.1)            (584.3)
                                                        -----------------   ----------------   -----------------

    Change in unrealized (losses) gains, net of
        adjustments....................................          (18.7)             211.7              465.6
    Change in minimum pension liability................            -                  -                   .1
                                                        -----------------   ----------------   -----------------
    Total Other Comprehensive (Loss) Income............  $       (18.7)      $      211.7       $      465.7
                                                        =================   ================   =================

 7) CLOSED BLOCK

    The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

    If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force,

    Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

    Summarized financial information for the Closed Block is as follows:

                                                                             DECEMBER 31,         December 31,
                                                                                 2004                 2003
                                                                           -----------------    -----------------
                                                                                       (IN MILLIONS)

    CLOSED BLOCK LIABILITIES:
    Future policy benefits, policyholders' account balances and other....  $     8,911.5        $     8,972.1
    Policyholder dividend obligation.....................................          264.3                242.1
    Other liabilities....................................................          122.1                129.5
                                                                           -----------------    -----------------
    Total Closed Block liabilities.......................................        9,297.9              9,343.7
                                                                           -----------------    -----------------

    ASSETS DESIGNATED TO THE CLOSED BLOCK:
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $5,488.6 and $5,061.0)..........................        5,823.2              5,428.5
    Mortgage loans on real estate........................................        1,098.8              1,297.6
    Policy loans.........................................................        1,322.5              1,384.5
    Cash and other invested assets.......................................           37.1                143.3
    Other assets.........................................................          187.0                199.2
                                                                           -----------------    -----------------
     Total assets designated to the Closed Block.........................        8,468.6              8,453.1
                                                                           -----------------    -----------------

    Excess of Closed Block liabilities over assets designated to
       the Closed Block..................................................          829.3                890.6

    Amounts included in accumulated other comprehensive income:
       Net unrealized investment gains, net of deferred income tax expense of $24.6 and $43.9 and policyholder dividend
         obligation of $264.3 and $242.1.................................           45.7                 81.6
                                                                           -----------------    -----------------

    Maximum Future Earnings To Be Recognized From Closed Block
       Assets and Liabilities............................................  $       875.0        $       972.2
                                                                           =================    =================


    Closed Block revenues and expenses were as follows:

                                                                2004               2003                 2002
                                                           ----------------   ----------------   --------------------
                                                                               (IN MILLIONS)

    REVENUES:
    Premiums and other income............................   $      471.0       $      508.5       $       543.8
    Investment income (net of investment
       expenses of $.3, $2.4, and $5.4)..................          554.8              559.2               582.4
    Investment gains (losses), net.......................           18.6              (35.7)              (47.0)
                                                           ----------------   ----------------   --------------------
    Total revenues.......................................        1,044.4            1,032.0             1,079.2
                                                           ----------------   ----------------   --------------------

    BENEFITS AND OTHER DEDUCTIONS:
    Policyholders' benefits and dividends................          887.3              924.5               980.2
    Other operating costs and expenses...................            3.5                4.0                 4.4
                                                           ----------------   ----------------   --------------------
    Total benefits and other deductions..................          890.8              928.5               984.6
                                                           ----------------   ----------------   --------------------

    Net revenues before income taxes.....................          153.6              103.5                94.6
    Income tax expense...................................          (56.4)             (37.5)              (34.7)
                                                           ----------------   ----------------   --------------------
    Net Revenues.........................................   $       97.2       $       66.0       $        59.9
                                                           ================   ================   ====================

    Reconciliation of the policyholder dividend obligation is as follows:

                                                                                       DECEMBER 31,
                                                                            ------------------------------------
                                                                                 2004                2003
                                                                            ----------------   -----------------
                                                                                       (IN MILLIONS)
    Balance at beginning of year...........................................  $       242.1      $       213.3
    Unrealized investment gains............................................           22.2               28.8
                                                                            ----------------   -----------------
    Balance at End of Year ................................................  $       264.3      $       242.1
                                                                            ================   =================

    Impaired mortgage loans along with the related investment valuation allowances follows:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Impaired mortgage loans with investment valuation allowances...........  $        59.5      $        58.3
    Impaired mortgage loans without investment valuation allowances........            2.3                5.8
                                                                            ----------------   -----------------
    Recorded investment in impaired mortgage loans.........................           61.8               64.1
    Investment valuation allowances........................................           (4.2)              (3.7)
                                                                            ----------------   -----------------
    Net Impaired Mortgage Loans............................................  $        57.6      $        60.4
                                                                            ================   =================

    During 2004, 2003 and 2002, the Closed Block's average recorded investment in impaired mortgage loans was $64.2 million, $51.9 million and $26.0 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $2.7 million and $2.1 million for 2004, 2003 and 2002, respectively.

    Valuation allowances amounted to $4.0 million and $3.6 million on mortgage loans on real estate and zero and $.1 million on equity real estate at December 31, 2004 and 2003, respectively. Writedowns of fixed maturities amounted to $10.8 million, $37.8 million and $40.0 million for 2004, 2003 and 2002, respectively.

8)  OTHER DISCONTINUED OPERATIONS

    Summarized financial information for Other Discontinued Operations follows:

                                                                                     DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                 2003
                                                                          -----------------    -----------------
                                                                                      (IN MILLIONS)
    BALANCE SHEETS
    Fixed maturities, available for sale, at estimated fair value
      (amortized cost of $643.6 and $644.7)..............................  $      702.1         $      716.4
    Equity real estate...................................................         190.1                198.2
    Mortgage loans on real estate........................................          21.4                 63.9
    Other equity investments.............................................           4.4                  7.5
    Other invested assets................................................            .3                   .2
                                                                          -----------------    -----------------
      Total investments..................................................         918.3                986.2
    Cash and cash equivalents............................................         150.2                 63.0
    Other assets.........................................................          33.3                110.9
                                                                          -----------------    -----------------
    Total Assets.........................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

    Policyholders liabilities............................................  $      844.6         $      880.3
    Allowance for future losses..........................................         132.7                173.4
    Other liabilities....................................................         124.5                106.4
                                                                          -----------------    -----------------
    Total Liabilities....................................................  $    1,101.8         $    1,160.1
                                                                          =================    =================

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    STATEMENTS OF EARNINGS
    Investment income (net of investment
      expenses of $17.2, $21.0 and $18.1)..............  $        68.5       $       70.6       $       69.7
    Investment gains, net..............................            3.6                5.4               34.2
    Policy fees, premiums and other income.............            -                  -                   .2
                                                        -----------------   ----------------   -----------------
    Total revenues.....................................           72.1               76.0              104.1

    Benefits and other deductions......................          (99.4)              89.4               98.7
    (Losses charged) earnings credited  to allowance
      for future losses................................          (27.3)             (13.4)               5.4
                                                        -----------------   ----------------   -----------------
    Pre-tax loss from operations.......................            -                  -                  -
    Pre-tax earnings from releasing the allowance
      for future losses................................           12.0                5.2                8.7
    Income tax expense.................................           (4.1)              (1.8)              (3.1)
                                                        -----------------   ----------------   -----------------
    Earnings from Other
      Discontinued Operations..........................  $         7.9       $        3.4       $        5.6
                                                        =================   ================   =================

    The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in each of the three years presented.

    Valuation allowances of zero and $2.5 million on mortgage loans on real estate were held at December 31, 2004 and 2003, respectively. During 2004, 2003 and 2002, discontinued operations' average recorded investment in impaired mortgage loans was $8.4 million, $16.2 million and $25.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.0 million, $1.3 million and $2.5 million for 2004, 2003 and 2002, respectively.

9)  GMDB, GMIB, GMWB AND NO LAPSE GUARANTEES

    Variable Annuity Contracts - GMDB and GMIB

    The Company issues certain variable annuity contracts with GMDB and GMIB features that guarantee either:

    a) Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    b) Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    c) Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

    d) Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit.

    The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities in 2004:

                                                              GMDB               GMIB                TOTAL
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Balance at December 31, 2002.......................  $       128.4       $      117.5       $      245.9
      Paid guarantee benefits..........................          (65.6)               -                (65.6)
      Other changes in reserves........................            6.5              (31.9)             (25.4)
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2003.......................           69.3               85.6              154.9
      Paid guarantee benefits..........................          (46.8)               -                (46.8)
      Other changes in reserve.........................           45.1               32.0               77.1
                                                        -----------------   ----------------   -----------------
    Balance at December 31, 2004.......................  $        67.6       $      117.6       $      185.2
                                                        =================   ================   =================

    Related GMDB reinsurance ceded amounts were:

                                                              GMDB
                                                        -----------------
    Balance at December 31, 2002.......................  $        21.5
      Paid guarantee benefits..........................          (18.5)
      Other changes in reserves........................           14.2
                                                        -----------------
    Balance at December 31, 2003.......................           17.2
      Paid guarantee benefits..........................          (12.9)
      Other changes in reserve.........................            6.0
                                                        -----------------
    Balance at December 31, 2004.......................  $        10.3
                                                        =================

    The GMIB reinsurance contracts are considered derivatives and are reported at fair value; see Note 16 of Notes to Consolidated Financial Statements.

    The December 31, 2004 values for those variable contracts with GMDB and GMIB features are presented in the following table. Since variable contracts with GMDB guarantees may also offer GMIB guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                             RETURN
                                                               OF
                                                            PREMIUM      RATCHET    ROLL-UP     COMBO      TOTAL
                                                            -------      -------    -------     -----      -----
                                                                           (DOLLARS IN MILLIONS)
GMDB:
-----
  Account Value (1).....................................  $ 30,176     $6,264      $8,265    $10,935     $55,640
  Net amount at risk, gross ............................     $ 965       $623      $1,852        $15      $3,455
  Net amount at risk, net of amounts reinsured..........     $ 963       $419      $1,113        $15      $2,510
  Average attained age of Contractholders...............      49.6       60.1        62.6       60.3        52.0
  Percentage of Contractholders over age 70.............      7.3%       21.7%      28.2%      20.5%       10.9%
  Range of guaranteed minimum return rates..............      N/A        N/A        3%-6%      3%-6%       3%-6%

GMIB:
-----
  Account Value (2).....................................       N/A        N/A      $5,834    $14,892     $20,726
  Net amount at risk, gross ............................       N/A        N/A        $372          -        $372
  Net amount at risk, net of amounts reinsured..........       N/A        N/A         $92          -         $92
  Weighted average years remaining until annuitization..       N/A        N/A         3.7        9.2         7.3
  Range of guaranteed minimum return rates..............       N/A        N/A       3%-6%      3%-6%       3%-6%

    (1) Included General Account balances of $11,711 million, $220 million, $136 million and $440 million, respectively, for a total of $12,507 million.

    (2) Included General Account balances of $1 million and $641 million, respectively, for a total of $642 million.

    For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values.

    For contracts with the GMIB feature, the net amount at risk in the event of annuitization is defined as the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates.

    In 2003, AXA Equitable initiated a program intended to hedge certain risks associated with the GMDB feature of the Accumulator(R) series of annuity products sold beginning April 2002. In 2004, the program was expanded to include hedging for certain risks associated with the GMIB feature of the Accumulator(R) series of annuity products sold beginning 2004. This program currently utilizes exchange-traded futures contracts that are dynamically managed in an effort to reduce the economic impact of unfavorable changes in GMDB and GMIB exposures attributable to movements in the equity and fixed income markets. At December 31, 2004, the total account value and net amount at risk of contracts were $20,887 million and $21 million, respectively, for the GMDB hedge program and $7,446 million and zero, respectively, for the GMIB hedge program.

    In third quarter 2004, AXA Equitable began to sell variable annuity contracts with guaranteed minimum withdrawal benefits ("GMWB"). At December 31, 2004, the reserve for such benefits was zero.

    The following table presents the aggregate fair value of assets, by major investment fund option, held by Separate Accounts that are subject to GMDB and GMIB benefits and guarantees. Since variable contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                DECEMBER 31,       December 31,
                                                                                    2004               2003
                                                                               ----------------  ------------------
                                                                                          (IN MILLIONS)
    GMDB:
       Equity...............................................................    $   32,088        $    26,159
       Fixed income.........................................................         4,192              3,815
       Balanced.............................................................         5,342              2,761
       Other................................................................         1,551              1,497
                                                                               ----------------  ------------------
       Total................................................................    $   43,173        $    34,232
                                                                               ================  ==================

    GMIB:
       Equity...............................................................    $   14,325        $    10,025
       Fixed income.........................................................         2,425              2,319
       Balanced.............................................................         2,768                725
       Other................................................................           565                711
                                                                               ----------------  ------------------
       Total................................................................    $   20,083        $    13,780
                                                                               ================  ==================

    Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
    ----------------------------------------------------------------------------

    The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due.

    The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

    The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits and other policyholders liabilities, and related reinsurance ceded:

                                                                 DIRECT           REINSURANCE
                                                               LIABILITY             CEDED                NET
                                                            -----------------   -----------------   -----------------
                                                                                 (IN MILLIONS)
      Balance at December 31, 2003.......................    $        37.4       $        -          $       37.4
        Impact of adoption of SOP 03-1...................            (23.4)              (1.7)              (25.1)
        Other changes in reserve.........................              6.5               (4.4)                2.1
                                                            -----------------   -----------------   -----------------
      Balance at December 31, 2004.......................    $        20.5       $       (6.1)       $       14.4
                                                            =================   =================   =================

10) SHORT-TERM AND LONG-TERM DEBT

    Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                          --------------------------------------
                                                                                2004                2003
                                                                          -----------------   ------------------
                                                                                        (IN MILLIONS)
    Short-term debt:
    Current portion of long-term debt...................................  $       399.9        $          -
    Promissory note, 1.44% ..............................................         248.3                248.3
                                                                          -----------------    -----------------
    Total short-term debt................................................         648.2                248.3
                                                                          -----------------    -----------------

    Long-term debt:
    AXA Equitable:
      Surplus notes, 6.95%, due 2005.....................................           -                  399.8
      Surplus notes, 7.70%, due 2015.....................................         199.8                199.8
                                                                          -----------------    -----------------
          Total AXA Equitable............................................         199.8                599.6
                                                                          -----------------    -----------------
    Alliance:
      Senior Notes, 5.625%, due 2006.....................................         399.2                398.8
      Other..............................................................           8.3                  6.5
                                                                          -----------------    -----------------
          Total Alliance.................................................         407.5                405.3
                                                                          -----------------    -----------------

    Total long-term debt.................................................         607.3              1,004.9
                                                                          -----------------    -----------------

    Total Short-term and Long-term Debt..................................  $    1,255.5         $    1,253.2
                                                                          =================    =================

    Short-term Debt
    ---------------

    AXA Equitable discontinued its commercial paper program concurrent with the maturity of its $350.0 million credit facility during the fourth quarter of 2004.

    On July 9, 2004, AXA and certain of its subsidiaries entered into a
    (euro)3.5 billion global credit facility which matures July 9, 2009, with a group of 30 commercial banks and other lenders. Under the terms of the revolving credit facility, up to $500.0 million is available to AXA Financial, the parent of AXA Equitable.

    AXA Equitable has a $350.0 million, one year promissory note, of which $101.7 million is included within Other Discontinued Operations. The promissory note, which matures in March 2005, is related to wholly owned real estate. Certain terms of the promissory note, such as interest rate and maturity date, are negotiated annually.

    At December 31, 2004 and 2003, the Company had pledged real estate of $307.1 million and $309.8 million, respectively, as collateral for certain short-term debt.

    Since 1998, Alliance has had a $425.0 million commercial paper program. In September 2002, Alliance entered into an $800.0 million five-year revolving credit facility with a group of commercial banks and other lenders. Of the $800.0 million total, $425.0 million is intended to provide back-up liquidity for Alliance's $425.0 million commercial paper program, with the balance available for general purposes. Under this revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. The revolving credit facility contains covenants that, among other things, require Alliance to meet certain financial ratios. Alliance was in compliance with the covenants at December 31, 2004. At December 31, 2004, no borrowings were outstanding under Alliance's commercial paper program or revolving credit facilities.

    At December 31, 2004, Alliance maintained a $100.0 million extendible commercial notes ("ECN") program as a supplement to its $425.0 million commercial paper program. ECNs are short-term uncommitted debt instruments that do not require back-up liquidity support. At December 31, 2004, no amounts were outstanding under the ECN program.

    Long-term Debt
    --------------

    At December 31, 2004, the Company was not in breach of any debt covenants.

    At December 31, 2004, aggregate maturities of the long-term debt based on required principal payments at maturity were $400.0 million for 2005, $408.4 million for 2006, zero for 2007, 2008 and 2009, and $200.0 million thereafter.

    In August 2001, Alliance issued $400.0 million 5.625% notes pursuant to a shelf registration statement under which Alliance may issue up to $600.0 million in senior debt securities. These Alliance notes mature in 2006 and are redeemable at any time. The proceeds from the Alliance notes were used to reduce commercial paper and credit facility borrowings and for other general partnership purposes.

11) INCOME TAXES

    A summary of the income tax expense in the consolidated statements of earnings follows:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Income tax expense:
      Current expense (benefit)........................  $       358.9       $      112.5       $     (400.0)
      Deferred expense.................................           37.4              128.0              450.9
                                                        -----------------   ----------------   -----------------
    Total..............................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Expected income tax expense........................  $       586.0       $      332.6       $      360.0
    Minority interest..................................         (110.4)             (58.7)            (128.3)
    Separate Account investment activity...............          (63.3)             (29.1)            (159.3)
    Non-taxable investment income......................          (22.6)             (20.8)               3.4
    Non-deductible penalty.............................            -                 14.8                -
    Adjustment of tax audit reserves...................            7.7               (9.9)             (34.2)
    Non-deductible goodwill and other intangibles......            2.7                -                  -
    Other..............................................           (3.8)              11.6                9.3
                                                        -----------------   ----------------   -----------------
    Income Tax Expense.................................  $       396.3       $      240.5       $       50.9
                                                        =================   ================   =================

    The components of the net deferred income taxes are as follows:

                                                   DECEMBER 31, 2004                  December 31, 2003
                                            ---------------------------------  ---------------------------------
                                                ASSETS         LIABILITIES         Assets         Liabilities
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Compensation and related benefits......  $       -        $      213.9      $        -        $     271.8
    Reserves and reinsurance...............        945.1               -               801.9              -
    DAC....................................          -             2,026.8               -            1,855.6
    Unrealized investment gains............          -               483.7               -              482.4
    Investments............................          -               557.9               -              525.3
    Other..................................          -                41.9               6.7              -
                                            ---------------  ----------------  ---------------   ---------------
    Total..................................  $     945.1      $    3,324.2      $      808.6      $   3,135.1
                                            ===============  ================  ===============   ===============

    In 2002, the Company recorded a $144.3 million benefit resulting from the favorable treatment of certain tax matters related to Separate Account investment activity arising during the 1997-2001 tax years and a settlement with the Internal Revenue Service (the "IRS") with respect to such tax matters for the 1992-1996 tax years.

    In 2003, the IRS commenced an examination of the AXA Financial's consolidated Federal income tax returns, which includes the Company, for the years 1997 through 2001. Management believes this audit will have no material adverse effect on the Company's consolidated results of operations or financial position.

12) REINSURANCE AGREEMENTS

    The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

    During 2004, the Insurance Group reinsured most of its new variable life, universal life and term life policies on an excess of retention basis, retaining up to a maximum of $15 million on single-life policies and $20 million on second-to-die policies with the excess 100% reinsured. For certain segments of its business, the Insurance Group ceded 50% of the business underwritten by AXA Equitable on a guaranteed or simplified issue basis was ceded on a yearly renewable term basis. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases. Likewise, certain risks that would otherwise be reinsured on a proportional basis have been retained.

    At December 31, 2004, the Company had reinsured in the aggregate approximately 27.4% of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 75.3% of its current liability exposure resulting from the GMIB feature.

    Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives under SFAS No. 133, at December 31, 2004 and 2003 were $90.0 million and $29.0 million, respectively. The increase (decrease) in estimated fair value was $61.0 million and $(91.0) million for the years ended December 31, 2004 and 2003, respectively.

    At December 31, 2004 and 2003, respectively, reinsurance recoverables related to insurance contracts amounted to $2.55 billion and $2.46 billion. Reinsurance payables related to insurance contracts totaling $27.9 million and $27.5 million are included in other liabilities in the consolidated balance sheets.

    The Insurance Group cedes 100% of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $387.4 million and $389.7 million at December 31, 2004 and 2003, respectively.

    The Insurance Group also cedes a portion of its extended term insurance, paid up life insurance and guaranteed interest contracts and substantially all of its individual disability income through various coinsurance agreements.

    In addition to the sale of insurance products, the Insurance Group acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. The Insurance Group has also assumed accident, health, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. Reinsurance assumed reserves at December 31, 2004 and 2003 were $653.0 million and $587.5 million, respectively.

    The following table summarizes the effect of reinsurance (excluding group life and health):

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       828.9       $      913.8       $      954.6
        Reinsurance assumed................................          191.2              153.2              181.4
        Reinsurance ceded..................................         (140.5)            (177.6)            (190.8)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       879.6       $      889.4       $      945.2
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $       134.8       $      100.3       $       96.6
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       344.7       $      390.9       $      346.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        50.2       $       49.7       $       54.6
                                                            =================   ================   =================

13) EMPLOYEE BENEFIT PLANS

    The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. AXA Equitable's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company uses a December 31 measurement date for its pension and postretirement plans.

    Generally, the Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company made cash contributions in 2004 to the qualified plans of $10.0 million. The Company expected to require no cash contributions to the qualified plans to satisfy the minimum funding requirements for the year ended 2005.

    Components of net periodic pension expense (credit) follow:

                                                                  2004               2003                2002
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        34.6       $       31.8       $       32.1
        Interest cost on projected benefit obligations.....          121.9              122.6              125.3
        Expected return on assets..........................         (170.9)            (173.9)            (181.8)
        Net amortization and deferrals.....................           64.7               53.4                6.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        50.3       $       33.9       $      (18.0)
                                                            =================   ================   =================

    The projected benefit obligations under the pension plans were comprised of:

                                                                                       December 31,
                                                                             -----------------------------------
                                                                                 2004                2003
                                                                             ---------------   -----------------
                                                                                       (In Millions)
    Benefit obligations, beginning of year.................................  $    2,013.3       $    1,883.9
    Service cost...........................................................          28.6               26.8
    Interest cost..........................................................         121.9              122.6
    Actuarial losses ......................................................         184.0              113.5
    Benefits paid..........................................................        (135.8)            (133.5)
                                                                             ---------------   -----------------
    Benefit Obligations, End of Year.......................................  $    2,212.0       $    2,013.3
                                                                             ===============   =================

    The change in plan assets and the funded status of the pension plans was as follows:

                                                                                          December 31,
                                                                                ----------------------------------
                                                                                    2004               2003
                                                                                ---------------   ----------------
                                                                                         (In Millions)
    Plan assets at fair value, beginning of year..............................  $    2,015.1      $     1,785.4
    Actual return on plan assets..............................................         243.9              359.7
    Contributions.............................................................          11.4               10.0
    Benefits paid and fees....................................................        (143.7)            (140.0)
                                                                                ---------------   ----------------
    Plan assets at fair value, end of year....................................       2,126.7            2,015.1
    Projected benefit obligations.............................................       2,212.0            2,013.3
                                                                                ---------------   ----------------
    (Underfunding) excess of plan assets over projected benefit obligations...         (85.3)               1.8
    Unrecognized prior service cost...........................................          (9.8)             (34.8)
    Unrecognized net loss from past experience different
      from that assumed.......................................................         927.5              904.3
    Unrecognized net asset at transition......................................          (1.3)              (1.3)
                                                                                ---------------   ----------------
    Prepaid Pension Cost, Net.................................................  $      831.1      $       870.0
                                                                                ===============   ================

    The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $852.4 million and $886.4 million and the accrued liability for pension plans with accumulated benefit obligations in excess of plan assets was $21.3 million and $16.4 million at December 31, 2004 and 2003, respectively.

    The following table discloses the estimated fair value of plan assets and the percentage of estimated fair value to total plan assets:

                                                                             DECEMBER 31,
                                                      ---------------------------------------------------------
                                                               2004                             2003
                                                      ---------------------------      ------------------------
                                                                             (IN MILLIONS)
                                                             ESTIMATED                    Estimated
                                                            FAIR VALUE         %          Fair Value       %
                                                      --------------------    ----     ----------------   -----
    Corporate and government debt securities.......    $       450.1          21.2     $      438.2       21.7
    Equity securities..............................          1,468.0          69.0          1,387.4       68.9
    Equity real estate ............................            192.8           9.1            184.8        9.2
    Short-term investments.........................             14.9            .7              2.1         .1
    Other..........................................               .9            -               2.6         .1
                                                      --------------------             ---------------
    Total Plan Assets..............................    $     2,126.7                   $     2,105.1
                                                      ====================             ===============

    The primary investment objective of the plans of the Company is to maximize return on assets, giving consideration to prudent risk. Strategy with respect to asset mix is designed to meet, and, if possible, exceed the long-term rate-of-return assumptions for benefit obligations. The asset allocation is designed with a long-term investment horizon, based on target investment of 65% equities, 25% fixed income and 10% real estate. Emphasis is given to equity investments, given their higher expected rate of return. Fixed income investments are included to provide less volatile return. Real Estate investments offer diversity to the total portfolio and long-term inflation protection.

    A secondary investment objective of the plans of the Company is to minimize variation in annual net periodic pension cost over the long term and to fund as much of the future liability growth as practical. Specifically, a reasonable total rate of return is defined as income plus realized and unrealized capital gains and losses such that the growth in projected benefit obligation is less than the return on investments plus contributions.

    The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2004 and 2003.

                                                                                     AXA Financial
                                                                            --------------------------------
                                                                                2004               2003
                                                                                ----               ----
    Discount rate:
      Benefit obligation...............................................        5.75%              6.25%
      Periodic cost....................................................        6.25%              6.75%

    Rate of compensation increase:
      Benefit obligation and periodic cost.............................        5.75%              5.78%

    Expected long-term rate of return on plan assets (periodic cost)...         8.5%               8.5%

    As noted above, the pension plans' target asset allocation is 65% equities, 25% fixed maturities, and 10% real estate. Management reviewed the historical investment returns and future expectations of returns from these asset classes to conclude that a long-term expected rate of return of 8.5% is reasonable.

    The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were zero and zero, respectively, at December 31, 2004, and $51.1 million and $37.3 million, respectively, at December 31, 2003. The accumulated benefit obligation for all defined benefit pension plans was $2,072.6 million and $1,933.5 million at December 31, 2004 and 2003, respectively. The aggregate projected benefit obligation for pension plans with projected benefit obligations in excess of plan assets was zero at December 31, 2004 and $73.6 million at December 31, 2003.

    Prior to 1987, the pension plan funded participants' benefits through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $23.2 million, $24.5 million and $26.0 million for 2004, 2003 and 2002, respectively.

    The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2005, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2004 and include benefits attributable to estimated future employee service.

                                               PENSION BENEFITS
                                             --------------------
                                                 (IN MILLIONS)
                  2005.......................  $     146.3
                  2006.......................        156.2
                  2007.......................        159.4
                  2008.......................        161.3
                  2009.......................        163.8
                  Years 2010 - 2014..........        842.0

    On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "MMA") was signed into law. It introduced a prescription drug benefit under Medicare Part D that would go into effect in 2006 as well as a Federal subsidy to employers whose plans provide an "actuarially equivalent" prescription drug benefit, however, detailed regulations necessary to implement and administer the MMA have not yet been issued. Management and its actuarial advisors have not been able to conclude as yet whether the prescription drug benefits provided under the Company's retiree medical plans are actuarially equivalent to the new Medicare prescription drug benefits for 2006 and future years. Consequently, measures of the accumulated postretirement benefit obligations and net periodic postretirement benefit cost for these plans at and for the year ended December 31, 2004 do not reflect any amounts associated with enactment of MMA, including the subsidy.

    Alliance maintains several unfunded deferred compensation plans for the benefit of certain eligible employees and executives. The Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made. For the active plans, benefits vest over a period ranging from 3 to 8 years and are amortized as compensation and benefit expense. ACMC, Inc. ("ACMC"), a subsidiary of the Company, is obligated to make capital contributions to Alliance in amounts equal to benefits paid under the Capital Accumulation Plan and the contractual unfunded deferred compensation arrangements. In connection with the acquisition of Bernstein, Alliance agreed to invest $96.0 million per annum for three years to fund purchases of Alliance Holding units or an Alliance sponsored money market fund in each case for the benefit of certain individuals who were stockholders or principals of Bernstein or hired to replace them. The Company has recorded compensation and benefit expenses in connection with these deferred compensation plans totaling $140.4 million, $124.2 million and $101.4 million for 2004, 2003 and 2002, respectively (including $61.3 million, $85.1 million and $63.7 million for 2004, 2003 and 2002, respectively, relating to the Bernstein deferred compensation plan).

14) DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

    Derivatives
    -----------

    The Insurance Group primarily uses derivatives for asset/liability risk management, for hedging individual securities and certain equity exposures and to reduce the Insurance Group's exposure of interest rate fluctuations. Various derivative instruments are used to achieve these objectives, including interest rate caps and floors to hedge crediting rates on interest-sensitive individual annuity contracts, interest rate futures to protect against declines in interest rates between receipt of funds and purchase of appropriate assets. In addition, the Company periodically enters into forward and futures contracts to hedge certain equity exposures, including the program to hedge certain risks associated with the GMDB/GMIB features of the Accumulator series of annuity products. At December 31, 2004, the Company's outstanding equity-based futures contracts were exchanged-traded and net settled each day. Also, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in annuity contracts issued by the Company. See Note 12 to Notes to Consolidated Financial Statements.

    Margins on individual insurance and annuity contracts are affected by interest rate fluctuations. If interest rates fall, crediting interest rates and dividends would be adjusted subject to competitive pressures. In addition, policies are subject to minimum rate guarantees. To hedge exposure to lower interest rates, the Company has used interest rate floors. At December 31, 2004 the outstanding notional amount of interest rate floors was $12.0 billion. For the year ended December 31, 2004 net unrealized losses of $3.9 million and no realized gains were recognized from floor contracts. These derivatives do not qualify for hedge accounting treatment under GAAP.

    The Company issues certain variable annuity products with GMDB and GMIB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in GMIB benefits, in the event of election, being higher than what accumulated policyholders account balances would support. The Company initiated a dynamic hedging program in the third quarter 2003, utilizing exchange traded futures contracts, to hedge certain risks associated with the GMDB feature of certain annuity products with a total account value of $20,887 million at December 31, 2004, and in 2004, initiated a similar program to hedge certain risks, associated with the GMIB feature of certain annuity products with a total account value of $7,446 million at December 31, 2004. The futures contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality, lapse and election rate. This program does not qualify for hedge accounting treatment under GAAP. At December 31, 2004 the Company had open exchange-traded futures positions on the S&P 500, Russell 1000 and NASDAQ 100 indices, having an aggregate notional amount of $956.7 million and an initial margin requirement of $51.2 million. Contracts are net settled daily. At December 31, 2004, the Company had open exchange-traded futures positions on the 10-year U.S. Treasury Note, having an aggregate notional amount of $156.7 million and an initial margin requirement of $1.3 million. Contracts are net settled daily. For the year ended December 31, 2004, net realized losses of $63.1 million and net unrealized losses of $20.6 million were recognized from futures contracts utilized in this program and were partially offset by a similar decline in the GMDB and GMIB reserve.

    The Company is exposed to counterparty risk attributable to hedging transactions entered into with counterparties. Exposure to credit risk is controlled with the respect to each counterparty through a credit appraisal and approval process. Each counterparty is currently rated 1 by the NAIC.

    All derivatives outstanding at December 31, 2004 and 2003 are recognized on the balance sheet at their fair values. The outstanding notional amounts of derivative financial instruments purchased and sold were:

                                                                                      DECEMBER 31,
                                                                           ------------------------------------
                                                                                2004                2003
                                                                           ----------------   -----------------
                                                                                      (IN MILLIONS)
    Notional Amount by Derivative Type:
      Options:
        Floors..........................................................    $   12,000         $   12,000
        Bond and equity-based futures...................................         1,113                275
                                                                           ----------------   -----------------
      Total.............................................................    $   13,113         $   12,275
                                                                           ================   =================

    At December 31, 2004 and during the year then ended, there were no hybrid instruments that required bifurcation of an embedded derivative component under the provisions of SFAS No. 133.

    All gains and losses on derivative financial instruments utilized by the Company in 2004 and 2003 are reported in earnings. None of the derivatives were designated as qualifying hedges under SFAS No. 133. For 2004 and 2003, respectively, investment results, principally in net investment income, included gross gains of $26.2 million and $.6 million and gross losses of $114.2 million and $42.6 million that were recognized on derivative positions.

    Fair Value of Financial Instruments
    -----------------------------------

    The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

    Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2004 and 2003.

    Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

    Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

    The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

    The fair values for variable deferred annuities and single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected account values. Current account values are projected to the time of the next crediting rate review at the current crediting rates and are projected beyond that date at the greater of current estimated market rates offered on new policies or the guaranteed minimum crediting rate. Expected cash flows and projected account values are discounted back to the present at the current estimated market rates.

    Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

    The carrying value and estimated fair value for financial instruments not previously disclosed in Notes 3, 7, 8 and 10 of Notes to Consolidated Financial Statements are presented below:

                                                                       DECEMBER 31,
                                            --------------------------------------------------------------------
                                                          2004                               2003
                                            ---------------------------------  ---------------------------------
                                               CARRYING         ESTIMATED         Carrying         Estimated
                                                VALUE          FAIR VALUE          Value           Fair Value
                                            ---------------  ----------------  ---------------   ---------------
                                                                       (IN MILLIONS)
    Consolidated:
    Mortgage loans on real estate..........  $    3,131.9     $     3,321.4     $     3,503.1     $    3,761.7
    Other limited partnership interests....         891.0             891.0             775.5            775.5
    Policy loans...........................       3,831.4           4,358.2           3,894.3          4,481.9
    Policyholders liabilities:
      Investment contracts.................      17,755.5          18,175.5          16,817.0         17,245.9
    Long-term debt.........................         607.3             665.9           1,004.9          1,105.7

    Closed Block:
    Mortgage loans on real estate..........  $    1,098.8     $     1,162.9     $     1,297.6     $    1,386.0
    Other equity investments...............           3.8               3.8              14.2             14.2
    Policy loans...........................       1,322.5           1,535.4           1,384.5          1,626.7
    SCNILC liability.......................          13.1              13.1              14.8             14.9

    Other Discontinued Operations:
    Mortgage loans on real estate..........  $       21.4     $        23.1     $        63.9     $       69.5
    Other equity investments...............           4.4               4.4               7.5              7.5
    Guaranteed interest contracts..........           6.8               6.8              17.8             16.3
    Long-term debt.........................         101.7             101.7             101.7            101.7

15) COMMITMENTS AND CONTINGENT LIABILITIES

    In addition to its debt and lease commitments discussed in Notes 10 and 17 of Notes to Consolidated Financial Statements, from time to time, the Company has provided certain guarantees or commitments to affiliates, investors and others. At December 31, 2004, these arrangements included commitments by the Company to provide equity financing of $418.2 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

    AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

    The Company had $60.5 million of letters of credit related to reinsurance of which no amounts were outstanding at December 31, 2004. AXA Equitable had $29.2 million in commitments under existing mortgage loan agreements at December 31, 2004.

    In February 2002, Alliance signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCB LLC incurred in the ordinary course of its business in the event SCB LLC is unable to meet these obligations. At December 31, 2004, Alliance was not required to perform under the agreement and had no liability outstanding in connection with the agreement.

16) LITIGATION

    A number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable, Equitable Variable Life Insurance Company ("EVLICO", which was merged into AXA Equitable effective January 1, 1997), and AXA Life like other life and health insurers, from time to time are involved in such litigations.

    In October 2000, an action entitled SHAM MALHOTRA, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, AXA ADVISORS, LLC AND EQUITABLE DISTRIBUTORS, INC. was commenced in the Supreme Court of the State of New York, County of Nassau. The action was brought by two individuals who purchased AXA Equitable deferred annuity products. The action purports to be on behalf of a class consisting of all persons who purchased an individual deferred annuity contract or who received a certificate to a group deferred annuity contract, sold by one of the defendants, which was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment; excluded from the class are officers, directors and agents of the defendants. The complaint alleges that the defendants engaged in fraudulent and deceptive practices in connection with the marketing and sale of deferred annuity products to fund tax-qualified contributory retirement plans. The complaint asserts claims for: deceptive business acts and practices in violation of the New York General Business Law (the "GBL"); use of misrepresentations and misleading statements in violation of the New York Insurance Law; false or misleading advertising in violation of the GBL; fraud, fraudulent concealment and deceit; negligent misrepresentation; negligence; unjust enrichment and imposition of a constructive trust; declaratory and injunctive relief; and reformation of the annuity contracts. The complaint seeks injunctive and declaratory relief, an unspecified amount of compensatory and punitive damages, restitution for all members of the class, and an award of attorneys' fees, costs and expenses. In October 2000, the defendants removed the action to the United States District Court for the Eastern District of New York, and thereafter filed a motion to dismiss. Plaintiffs filed a motion to remand the case to state court. In September 2001, the District Court issued a decision granting defendants' motion to dismiss and denying plaintiffs' motion to remand, and judgment was entered in favor of the defendants. In October 2001, plaintiffs filed a motion seeking leave to reopen the case for the purpose of filing an amended complaint. In addition, plaintiffs filed a new complaint in the District Court, alleging a similar class and similar facts. The new complaint asserted causes of action for violations of Federal securities laws in addition to the state law causes of action asserted in the previous complaint. In January 2002, plaintiffs amended their new complaint in response to defendants' motion to dismiss and, subsequently, in March 2002, defendants filed a motion to dismiss the amended complaint. In March 2003, the United States District Court for the Eastern District of New York: (i) granted plaintiffs' motion, filed October 2001, seeking leave to reopen their original case for the purpose of filing an amended complaint and accepted plaintiffs' proposed amended complaint, (ii) appointed the named plaintiffs as lead plaintiffs and their counsel as lead counsel for the putative class, (iii) consolidated plaintiffs' original action with their second action, which was filed in October 2001, and (iv) ruled that the court would apply AXA Equitable's motion to dismiss the amended complaint in the second action to the plaintiffs' amended complaint from the original action. In April 2003, plaintiffs filed a second amended complaint alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The action purports to be on behalf of a class consisting of all persons who on or after October 3, 1997 purchased an individual variable deferred annuity contract, received a certificate to a group variable deferred annuity contract or made an additional investment through such a contract, which contract was used to fund a contributory retirement plan or arrangement qualified for favorable income tax treatment. In May 2003, the defendants filed a motion to dismiss the second amended complaint. In February 2004, the District Court issued a decision withdrawing without prejudice defendants' motion to dismiss the second amended complaint with leave to refile because the parties did not comply with the court's Individual Motion Practices. In March 2004, defendants filed a renewed motion to dismiss the second amended complaint.

    In October 2000, an action entitled AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP V. AXA CLIENT SOLUTIONS, LLC; THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES; AND AXA FINANCIAL, INC. was commenced in the United States District Court for the Northern District of Illinois. The complaint alleges that the defendants, in connection with certain annuities issued by AXA Equitable (i) breached an agreement with the plaintiffs involving the execution of mutual fund transfers, and (ii) wrongfully withheld withdrawal charges in connection with the termination of such annuities. Plaintiffs seek substantial lost profits and injunctive relief, punitive damages and attorneys' fees. Plaintiffs also seek return of the withdrawal charges. In February 2001, the District Court granted in part and denied in part defendants' motion to dismiss the complaint. In March 2001, plaintiffs filed an amended complaint. The District Court granted defendants' motion to dismiss AXA Client Solutions and the Holding Company from the amended complaint, and dismissed the conversion claims in June 2001. The District Court denied defendants' motion to dismiss the remaining claims. AXA Equitable answered the amended complaint. In July 2004, the court dismissed Emerald's complaint for lack of subject matter (diversity) jurisdiction. In June 2004, Emerald filed a new complaint that was substantially similar to the complaint filed in the dismissed action against AXA Equitable, AXA Client Solutions, LLC, and AXA Financial in the United States District Court for the Northern District of Illinois. In July 2004, Emerald filed an amended complaint, to which AXA Equitable filed an answer asserting several affirmative defenses. AXA Equitable also filed a partial motion to dismiss the amended complaint. In August 2004, Emerald filed a motion to dismiss several affirmative defenses, which motion was granted in September 2004. While the monetary damages sought by plaintiffs, if awarded, could have a material adverse effect on the consolidated financial position and results of operations of the Company, management believes that the ultimate resolution of this litigation should not have a material adverse effect on the Company's consolidated financial position.

    After the District Court denied defendants' motion to assert certain defenses and counterclaims in AMERICAN NATIONAL BANK, AXA Equitable commenced an action, in December 2001, entitled THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES V. AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LP AND EMERALD INVESTMENTS LP, in the United States District Court for the Northern District of Illinois. The complaint arises out of the same facts and circumstances as described in AMERICAN NATIONAL BANK. AXA Equitable's complaint alleges common law fraud and equitable rescission in connection with certain annuities issued by AXA Equitable. AXA Equitable seeks unspecified money damages, rescission, punitive damages and attorneys' fees. In March 2002, defendants filed an answer to AXA Equitable's complaint and asserted counterclaims. Defendants' counterclaims allege common law fraud, violations of the Federal and Illinois Securities Acts and violations of the Illinois and New York Consumer Fraud Acts. Defendants seek unspecified money damages, punitive damages and attorneys' fees. In May 2002, the District Court granted in part and denied in part AXA Equitable's motion to dismiss defendants' counterclaims, dismissing defendants' Illinois Securities Act and New York Consumer Fraud Act claims. AXA Equitable answered defendants' remaining counterclaims. In July 2004, AXA Equitable filed a motion to dismiss this action on the ground that there is no subject matter (diversity) jurisdiction. In September 2004, the court dismissed AXA Equitable's action and retained jurisdiction over Emerald's counterclaims in that action.

    In January 2004, DH2, Inc., an entity related to Emerald Investments L.P., filed a lawsuit in the United States District Court for the Northern District of Illinois, against AXA Equitable and EQ Advisors Trust ("EQAT"), asserting claims for breach of contract and breach of fiduciary duty, claims under the Federal securities laws, and misappropriation of trade secrets. The complaint alleges that AXA Equitable and EQAT wrongfully misappropriated DH2, Inc.'s confidential and proprietary information to implement fair value pricing of securities within the subaccounts of DH2, Inc.'s variable annuity, which diminished the profitability of its proprietary trading strategy. The complaint also alleges that AXA Equitable and EQAT implemented fair value pricing for an improper purpose and without adequate disclosure. The complaint further alleges that AXA Equitable and EQAT are not permitted to implement fair value pricing of securities. In May 2004, the complaint was served on AXA Equitable and EQAT. In July 2004, DH2 filed an amended complaint adding the individual trustees as defendants. In October 2004, all defendants filed a motion to dismiss the amended complaint. In March 2005, the Court granted the motion to dismiss, dismissing DH2's claims for alleged violations of the Investment Company Act of 1940, as amended (the "Investment Company Act") with prejudice and dismissing the remaining claims without prejudice on the ground that DH2 failed to state a claim under the Federal securities laws. DH2 has until April 2005 to file a Second Amended Complaint consistent with the Court's decision.

    In November 2004, a fairness hearing in PETER FISCHEL, ET AL. V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, a previously disclosed lawsuit, was held and a settlement was approved effective as of January 2005. Management believes that the settlement of Fischel will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    A putative class action entitled STEFANIE HIRT, ET AL. V. THE EQUITABLE RETIREMENT PLAN FOR EMPLOYEES, MANAGERS AND AGENTS, ET AL. was filed in the District Court for the Southern District of New York in August 2001 against The Equitable Retirement Plan for Employees, Managers and Agents (the "Retirement Plan") and The Officers Committee on Benefit Plans of Equitable Life, as Plan Administrator. The action was brought by five participants in the Retirement Plan and purports to be on behalf of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." The complaint challenges the change, effective January 1, 1989, in the pension benefit formula from a final average pay formula to a cash balance formula. Plaintiffs allege that the change to the cash balance formula violates ERISA by reducing the rate of accruals based on age, failing to comply with ERISA's notice requirements and improperly applying the formula to retroactively reduce accrued benefits. The relief sought includes a declaration that the cash balance plan violates ERISA, an order enjoining the enforcement of the cash balance formula, reformation and damages. Defendants answered the complaint in October 2001. In April 2002, plaintiffs filed a motion seeking to certify a class of "all Plan participants, whether active or retired, their beneficiaries and Estates, whose accrued benefits or pension benefits are based on the Plan's Cash Balance Formula." Also in April 2002, plaintiffs agreed to dismiss with prejudice their claim that the change to the cash balance formula violates ERISA by improperly applying the formula to retroactively reduce accrued benefits. That claim has been dismissed. In March 2003, plaintiffs filed an amended complaint elaborating on the remaining claims in the original complaint and adding additional class and individual claims alleging that the adoption and announcement of the cash balance formula and the subsequent announcement of changes in the application of the cash balance formula failed to comply with ERISA. The parties agreed that the new individual claims of the five named plaintiffs regarding the delivery of announcements to them would be excluded from the class certification. In April 2003, defendants filed an answer to the amended complaint. By order dated May 2003, the District Court, as requested by the parties, certified the case as a class action, including a sub-class of all current and former Plan participants, whether active, inactive or retired, their beneficiaries or estates, who were subject to a 1991 change in application of the cash balance formula. In July 2003, defendants filed a motion for summary judgment on the grounds that plaintiffs' claims are barred by applicable statutes of limitations. In October 2003, the District Court denied that motion. In July 2004, the parties filed cross motions for summary judgment asking the court to find in their respective favors on plaintiffs' claim that (1) the cash balance formula of the retirement plan violates ERISA's age discrimination provisions and (2) the notice of plan amendment distributed by AXA Equitable violated ERISA's notice rules. Following a hearing on the motions, the court ordered a limited amount of additional discovery to be conducted followed by a subsequent hearing.

    In January 2003, a putative class action entitled BERGER ET AL. V. AXA NETWORK, LLC AND THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was commenced in the United States District Court for the Northern District of Illinois by two former agents on behalf of themselves and other similarly situated present, former and retired agents who, according to the complaint, "(a) were discharged by Equitable Life from `statutory employee status' after January 1, 1999, because of Equitable Life's adoption of a new policy stating that in any given year, those who failed to meet specified sales goals during the preceding year would not be treated as `statutory employees,' or (b) remain subject to discharge from `statutory employee' status based on the policy applied by Equitable Life." The complaint alleges that AXA Equitable improperly "terminated" the agents' full-time life insurance salesman statutory employee status in or after 1999 by requiring attainment of minimum production credit levels for 1998, thereby making the agents ineligible for benefits and "requiring" them to pay Self-Employment Contribution Act taxes. The former agents, who assert claims for violations of ERISA and 26 U.S.C. 3121, and breach of contract, seek declaratory and injunctive relief, plus restoration of benefits and an adjustment of their benefit plan contributions and payroll tax withholdings. In March 2003, AXA Equitable filed a motion to dismiss the complaint. In July 2003, the United States District Court for the Northern District of Illinois granted in part and denied in part AXA Equitable's motion to dismiss the complaint, dismissing plaintiffs' claims for violation of 26 U.S.C. 3121 and breach of contract. AXA Equitable has answered plaintiffs' remaining claim for violation of ERISA. In July 2003, plaintiffs filed a motion for class certification. In November 2003, AXA Equitable filed its opposition to the motion for class certification. In March 2004, the District Court entered an order certifying a class consisting of "[a]ll present, former and retired Equitable agents who (a) lost eligibility for benefits under any Equitable ERISA plan during any period on or after January 1, 1999 because of the application of the policy adopted by Equitable of using compliance with specified sales goals as the test of who was a "full time life insurance salesman" and thereby eligible for benefits under any such plan, or (b) remain subject to losing such benefits in the future because of the potential application to them of that policy." Discovery has concluded and the parties have filed cross motions for summary judgment. The case has been removed from the trial calendar pending a decision on these motions.

    In May 2003, a putative class action complaint entitled ECKERT V. THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES was filed in the United States District Court for the Eastern District of New York, as a case related to the Malhotra action described above. The complaint asserts a single claim for relief under Section 47(b) of the Investment Company Act of 1940, as amended based on AXA Equitable's alleged failure to register as an investment company. According to the complaint, AXA Equitable was required to register as an investment company because it was allegedly issuing securities in the form of variable insurance products and allegedly investing its assets primarily in other securities. The plaintiff purports to act on behalf of all persons who purchased or made an investment in variable insurance products from AXA Equitable on or after May 7, 1998. The complaint seeks declaratory judgment permitting putative class members to elect to void their variable insurance contracts; restitution of all fees and penalties paid by the putative class members on the variable insurance products, disgorgement of all revenues received by AXA Equitable on those products, and an injunction against the payment of any dividends by AXA Equitable to the Holding Company. In June 2003, AXA Equitable filed a motion to dismiss the complaint. In June 2004, plaintiff, in connection with a settlement of a proceeding entitled ECKERT V. AXA ADVISORS, LLC, ET. AL. which was filed with the National Association of Securities Dealers, Inc., released his putative class action claim against AXA Equitable. In June 2004, plaintiff's counsel filed a motion for withdrawal of plaintiff from the putative class action lawsuit and intervention by another member of the putative class as plaintiff. In March 2005, the Court granted the motion to intervene by another member of the putative class and denied AXA Equitable's motion to dismiss without prejudice to refile the motion after the new complaint is filed.

    The ten similar and previously disclosed putative class action lawsuits, arising out of the Holding Company's acquisition of MONY, and filed between September and October 2003, against the Holding Company (and in some cases AIMA Acquisition Co., a wholly owned subsidiary of the Holding Company ("AIMA")), MONY and MONY's directors in the Court of Chancery of the State of Delaware in and for New Castle County, entitled BEAKOVITZ V. AXA FINANCIAL, INC., ET AL.; BELODOFF V. THE MONY GROUP INC., ET AL.; BRIAN V. THE MONY GROUP INC. ET AL.; BRICKLAYERS LOCAL 8 AND PLASTERERS LOCAL 233 PENSION FUND V. THE MONY GROUP, INC., ET AL.; CANTOR V. THE MONY GROUP, INC., ET AL.; E.M. CAPITAL, INC. V. THE MONY GROUP, INC., ET AL.; GARRETT V. THE MONY GROUP INC., ET AL.; LEBEDDA V. THE MONY GROUP, INC., ET AL.; MARTIN
    V. ROTH, ET AL.; and MUSKAL V. THE MONY GROUP, INC., ET AL. (collectively, the "MONY Stockholder Litigation") have been settled and dismissed with prejudice. The Company's management believes that the settlement of the MONY Stockholder Litigation will not have a material adverse effect on the consolidated financial position or results of operations of the Company.

    Related to the MONY Stockholder Litigation, the Holding Company, MONY and MONY's directors were named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled LAUFER V. THE MONY GROUP, INC., ET AL. and NORTH BORDER INVESTMENTS V. BARRETT, ET AL. The complaints in these actions contain allegations substantially similar to those in the Delaware cases, and likewise purport to assert claims for breach of fiduciary duty against MONY's directors and for aiding and abetting a breach of fiduciary duty against the Holding Company. The complaints in these actions also purport to be brought on behalf of a class consisting of all MONY stockholders, excluding the defendants and their affiliates, and seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. In December 2003, defendants contested the claims in the LAUFER and NORTH BORDER complaints. In NORTH BORDER, in September 2004, the plaintiff agreed that it would not object to the proposed settlement before the Delaware Court of Chancery and that following a final judgment approving the settlement by the Delaware Court of Chancery, the plaintiff would dismiss its action against all defendants with prejudice. A stipulation of discontinuance for the North Border action was filed with the New York State Supreme Court in November 2004.

    In September 2004, a petition for appraisal entitled CEDE & CO. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by an alleged former MONY stockholder. The petition seeks a judicial appraisal of the value of the MONY shares held by former MONY stockholders who demanded appraisal pursuant to Section 262 of the General Corporation Law of the State of Delaware and have not withdrawn their demands. The parties are engaged in discovery. On or about November 4, 2004, a petition for appraisal entitled HIGHFIELDS CAPITAL LTD. V. AXA FINANCIAL, INC. was filed in the Delaware Court of Chancery by another alleged former MONY stockholder. The relief sought by the Highfields Capital petition is substantially identical to that sought pursuant to the Cede & Co. petition. The parties are engaged in discovery. In February 2005, the Delaware Court of Chancery consolidated the two actions for all purposes.

    In April 2004, a purported nationwide class action lawsuit was filed in the Circuit Court for Madison County, Illinois entitled MATTHEW WIGGENHORN V. EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. The lawsuit alleges that AXA Equitable uses stale prices for the foreign securities within the investment divisions of its variable insurance products. The complaint further alleges that AXA Equitable's use of stale pricing diluted the returns of the purported class. The complaint also alleges that AXA Equitable breached its fiduciary duty to the class by allowing market timing in general within AXA Equitable's variable insurance products, thereby diluting the returns of the class. The lawsuit asserts causes of action for negligence, gross negligence, breach of contract, and breach of fiduciary duty and seeks unspecified compensatory and punitive damages, plus prejudgment interest, attorneys' fees and costs. In June 2004, AXA Equitable removed the case to Federal court and in July 2004 filed a motion to dismiss. In July 2004, plaintiff filed a motion to remand the action to state court. In August 2004, the court stayed the action pending a decision by the U.S. Court of Appeals for the Seventh Circuit in a case filed against Putnam Funds et al. (to which the Holding Company is not a party) regarding removal pursuant to the Securities Litigation Uniform Standards Act under similar circumstances. In February 2005, the Baltimore Federal court entered a Conditional Transfer Order, conditionally transferring the case to Federal court in Baltimore, Maryland, where the majority of so-called market timing cases against various fund families have been transferred.

    ALLIANCE LITIGATION

    In April 2002, a consolidated complaint entitled IN RE ENRON CORPORATION SECURITIES LITIGATION ("Enron Complaint") was filed in the United States District Court for the Southern District of Texas, Houston Division, against numerous defendants, including Alliance. The principal allegations of the Enron Complaint, as they pertain to Alliance, are that Alliance violated Sections 11 and 15 of the Securities Act of 1933, as amended ("Securities Act") with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege the registration statement was materially misleading and that Frank Savage, who was at that time an employee of Alliance and who was and remains a director of the general partner of Alliance, signed the registration statement at issue. Plaintiffs further allege that Alliance was a controlling person of Frank Savage. Plaintiffs therefore assert that Alliance is itself liable for the allegedly misleading registration statement. Plaintiffs seek recission or a recissionary measure of damages. In June 2002, Alliance moved to dismiss the ENRON Complaint as the allegations therein pertain to it. In March 2003, that motion was denied. In May 2003, a First Amended Consolidated Complaint, with substantially identical allegations as to Alliance, was filed. Alliance filed its answer in June 2003. In May 2003, plaintiffs filed an Amended Motion For Class Certification. In October 2003, following the completion of class discovery, Alliance filed its opposition to class certification. Alliance's motion is pending. The case is currently in discovery.

    In May 2002, a complaint entitled THE FLORIDA STATE BOARD OF ADMINISTRATION
    V. ALLIANCE CAPITAL MANAGEMENT L.P. ("SBA Complaint") was filed in the Circuit Court of the Second Judicial Circuit, in and for Leon County, Florida against Alliance. The SBA Complaint alleges breach of contract relating to the Investment Management Agreement between The Florida State Board of Administration ("SBA") and Alliance, breach of the covenant of good faith and fair dealing contained in the Investment Management Agreement, breach of fiduciary duty, negligence, gross negligence and violation of the Florida Securities and Investor Protection Act, in connection with purchases and sales of Enron common stock for the SBA investment account. The SBA seeks more than $300 million in compensatory damages and an unspecified amount of punitive damages. In June 2002, Alliance moved to dismiss the SBA Complaint; in September 2002, the court denied Alliance's motion to dismiss the SBA Complaint in its entirety. In November 2003, the SBA filed an amended complaint ("Amended SBA Complaint"). While the Amended SBA Complaint contains the Enron claims, the Amended SBA Complaint also alleges that Alliance breached its contract with the SBA by investing in or continuing to hold stocks for the SBA's investment portfolio that were not "1-rated," the highest rating that Alliance's research analysts could assign. The SBA also added claims for negligent supervision and common law fraud. The Amended SBA Complaint seeks rescissionary damages for all purchases of stocks that were not 1-rated, as well as damages for those that were not sold on a downgrade. During the third quarter of 2004, the SBA asserted in discovery that its Enron-related and 1-rated stock-related damages (including statutory interest) are approximately $2.9 billion. In November 2004, each party moved for partial summary judgment. In January 2005, the court granted, in part, Alliance's motion. Trial commenced in March 2005.

    In September 2002, a complaint entitled LAWRENCE E. JAFFE PENSION PLAN, LAWRENCE E. JAFFE TRUSTEE U/A 1198 V. ALLIANCE CAPITAL MANAGEMENT L.P., ALFRED HARRISON AND ALLIANCE PREMIER GROWTH FUND, INC. ("Jaffe Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Alfred Harrison and Premier Growth Fund alleging violation of the Investment Company Act. Plaintiff seeks damages equal to Premier Growth Fund's losses as a result of Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. In March 2003, the court granted Alliance's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey for coordination with the now dismissed BENAK V. ALLIANCE CAPITAL MANAGEMENT L.P. AND ALLIANCE PREMIER GROWTH FUND action then pending. In December 2003, plaintiff filed an amended complaint ("Amended Jaffe Complaint") in the United States District Court for the District of New Jersey. The Amended Jaffe Complaint alleges violations of
    Section 36(a) of the Investment Company Act, common law negligence, and negligent misrepresentation. Specifically, the Amended Jaffe Complaint alleges that (i) the defendants breached their fiduciary duties of loyalty, care and good faith to Premier Growth Fund by causing Premier Growth Fund to invest in the securities of Enron, (ii) the defendants were negligent for investing in securities of Enron, and (iii) through prospectuses and other documents, defendants misrepresented material facts related to Premier Growth Fund's investment objective and policies. In January 2004, defendants moved to dismiss the Amended Jaffe Complaint. That motion is pending.

    In December 2002, a putative class action complaint entitled PATRICK J. GOGGINS ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("Goggins Complaint") was filed in the United States District Court for the Southern District of New York against Alliance, Premier Growth Fund and individual directors and certain officers of Premier Growth Fund. In August 2003, the court granted Alliance's motion to transfer the Goggins Complaint to the United States District Court for the District of New Jersey. In December 2003, plaintiffs filed an amended complaint ("Amended Goggins Compliant") in the United States District Court for the District of New Jersey, which alleges that defendants violated Sections 11, 12(a)(2) and 15 of the Securities Act because Premier Growth Fund's registration statements and prospectuses contained untrue statements of material fact and omitted material facts. More specifically, the Amended Goggins Complaint alleges that the Premier Growth Fund's investment in Enron was inconsistent with the fund's stated strategic objectives and investment strategies. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages on behalf of a class of persons who purchased shares of Premier Growth Fund during the period October 31, 2000 through February 14, 2002. In January 2004, Alliance moved to dismiss the Amended Goggins Complaint. In
    December 2004, the court granted Alliance's motion and dismissed the case. In January 2005, plaintiff appealed the court's decision.

    In October 2003, a purported class action complaint entitled ERB ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P. ET AL. ("ERB Complaint") was filed in the Circuit Court of St. Clair County, State of Illinois against Alliance. Plaintiff, purportedly a shareholder in the Premier Growth Fund, alleges that Alliance breached unidentified provisions of Premier Growth Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for Premier Growth Fund's portfolio must be a "1-rated" stock, the highest rating that Alliance's analysts could assign. Plaintiff alleges that Alliance impermissibly purchased shares of stocks that were not 1-rated. Plaintiff seeks rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund over the past ten years, as well as an unspecified amount of damages. In June 2004, plaintiff filed an amended complaint ("Amended Erb Complaint") in the Circuit Court of St. Clair County, Illinois. The Amended Erb Complaint allegations are substantially similar to those contained in the previous complaint, however, the Amended Erb Complaint adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by Alliance's Large Cap Growth Team. The Amended Erb Complaint alleges that Alliance breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks Alliance made for Premier Growth Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an unspecified amount of damages. In July 2004, Alliance removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities Litigation Uniform Standards Act. In August 2004, the District Court remanded the action to the Circuit Court. In September 2004, Alliance filed a notice of appeal with respect to the District Court's order. In December 2004, plaintiffs moved to dismiss Alliance's appeal. These motions are pending.

    Market Timing-Related Matters

    In October 2003, a purported class action complaint entitled HINDO ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND ET AL. ("Hindo Complaint") was filed against Alliance, Alliance Holding, ACMC, the Holding Company, the AllianceBernstein Funds, the registrants and issuers of those funds, certain officers of Alliance (the "Alliance defendants"), and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

    Since October 2003, forty-three additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against Alliance and certain other defendants, and others may be filed. Such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974 ("ERISA"), certain state securities statutes and common law. All of these lawsuits seek an unspecified amount of damages.

    In February 2004, the Judicial Panel on Multidistrict Litigation ("MDL Panel") transferred all Federal actions to the United States District Court for the District of Maryland ("Mutual Fund MDL"). In March 2004 and April 2004, the MDL Panel issued orders conditionally transferring the state court cases against Alliance and numerous others to the Mutual Fund MDL. Transfer of all of these actions subsequently became final. Plaintiffs in three of these four actions moved to remand the actions back to state court. In June 2004, the Court issued an interim opinion deferring decision on plaintiffs' motions to remand until a later stage in the proceedings. Subsequently, the plaintiff in the state court individual action moved the Court for reconsideration of that interim opinion and for immediate remand of her case to state court, and that motion is pending. Defendants are not yet required to respond to the complaints filed in the state court derivative actions.

    In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous Federal lawsuits.

    The Holding Company, AXA S.A. and AXA Equitable are named as defendants in the mutual fund shareholder complaint and the Alliance Holding unitholder derivative complaint. Claims have been asserted against all these companies that include both control person and direct liability. The Holding Company is named as a defendant in the mutual fund complaint and the ERISA complaint. Alliance recorded charges to income totaling $330 million during the second half 2003 in connection with establishing the $250 million restitution fund and certain other matters. During 2004, Alliance paid $296 million related to these matters (including $250 million to the restitution fund) and has cumulatively paid $302 million. Accordingly, it is possible that additional charges in the future may be required.

    Revenue Sharing-Related Matters

    In June 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against Alliance, Alliance Holding, ACMC, The Holding Company, AllianceBernstein Investment Research and Management, Inc., a wholly-owned subsidiary of Alliance ("ABIRM"), certain current and former directors of the AllianceBernstein Funds, and unnamed Doe defendants. The Aucoin Complaint names the AllianceBernstein Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
    (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

    Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants, and others may be filed. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of AllianceBernstein Funds.

    In February 2005, plaintiffs filed a consolidated amended class action complaint that asserts claims substantially similar to the Aucion Complaint and the nine additional lawsuits referenced above.

    Directed Brokerage

    Alliance and approximately twelve other investment management firms were mentioned publicly in connection with the settlement by the SEC of charges that Morgan Stanley violated Federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas, and the NASD has issued requests for information, to Alliance in connection with this matter and Alliance has provided documents and other information to the SEC and the NASD and is cooperating fully with their investigations. On March 11, 2005, discussions commenced with the NASD that Alliance's management believes will conclude these investigations. Accordingly, Alliance recorded a $5 million charge against 2004 earnings.

    Proof of Claim-Related Matters

    In January 2005, a purported class action complaint entitled CHARLES DAVIDSON AND BERNARD SAMSON, ET AL. V. BRUCE W. CALVERT, ET AL. ("Davidson Complaint") was filed against Alliance Capital, ABIRM, various current and former directors of ACMC, and unnamed Doe defendants in the United States District Court for the Southern District of New York by alleged shareholders of AllianceBernstein Funds. The Davidson Complaint alleges that Alliance Capital, as investment advisor to the AllianceBernstein Funds, and the other defendants breached their fiduciary duties arising under Sections 36(a), 36(b) and 47(b) of the Investment Company Act by failing to ensure that the AllianceBernstein Funds participated in certain securities class action settlements for which the Funds were eligible. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, and forfeiture of all commissions and fees paid to the defendants.

    Two additional lawsuits making factual allegations substantially similar to those in the Davidson Complaint were filed against Alliance Capital and certain defendants not affiliated with Alliance Capital, and others may be filed. One of the lawsuits was brought as a class action in the United States District Court for the District of Massachusetts on behalf of alleged shareholders of the Mass Mutual family of funds. The other lawsuit was brought as a class action in the United States District Court for the Eastern District of Pennsylvania on behalf of alleged shareholders of the Vanguard family of funds. Both additional lawsuits: (i) assert claims against Alliance Capital in connection with sub-advisory services provided by Alliance Capital to the respective fund families; (ii) assert claims substantially identical to the Davidson Complaint; and (iii) seek relief substantially identical to the Davidson Complaint.

                         ------------------------------

    Although the outcome of litigation generally cannot be predicted with certainty, management believes that, except as otherwise noted, the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Except as noted above, management cannot make an estimate of loss, if any, or predict whether or not any of such other litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

    In addition to the matters previously reported and those described above, AXA Equitable and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

17) LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2005 and the four successive years are $131.9 million, $121.1 million, $110.7 million, $102.8 million, $90.9 million and $715.8 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2005 and the four successive years is $11.5 million, $4.1million, $3.3 million, $2.9 million, $2.3 million and $17.5 million thereafter.

    At December 31, 2004, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2005 and the four successive years is $74.4 million, $77.6 million, $70.9 million, $73.8 million, $72.4 million and $708.5 million thereafter.

    The Company has entered into capital leases for certain information technology equipment. Future minimum payments under noncancelable capital leases for 2005 and the four successive years are $.9 million and $.6 million, $.3 million, $.3 million and $.2 million, respectively.

18) INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

    AXA Equitable is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent; pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $433.1 million during 2005. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2004, 2003 and 2002, the Insurance Group statutory net income totaled $571.4 million, $549.4 million and $451.6 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,287.3 million and 4,555.7 million at December 31, 2004 and 2003, respectively. In 2004, 2003 and 2002, respectively, AXA Equitable paid shareholder dividends of $500.0 million, $400.0 million and $500.0 million.

    At December 31, 2004, the Insurance Group, in accordance with various government and state regulations, had $32.8 million of securities deposited with such government or state agencies.

    At December 31, 2004 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2004.

    Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, income taxes are provided on the basis of amounts currently payable with provisions made for deferred amounts that reverse within one year while under GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance and Alliance Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in GAAP; (i) computer software development costs are capitalized under GAAP but expensed under SAP; and (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under GAAP.

    The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the NYID with net earnings and equity on a GAAP basis.

                                                              2004               2003                2002
                                                        -----------------   ----------------   -----------------
                                                                             (IN MILLIONS)
    Net change in statutory surplus and
      capital stock....................................  $       196.8       $       43.4       $   (1,354.7)
    Change in AVR......................................          528.1              152.2             (464.7)
                                                        -----------------   ----------------   -----------------
    Net change in statutory surplus, capital stock
      and AVR..........................................          724.9              195.6           (1,819.4)
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................         (398.8)            (245.7)             255.2
      DAC..............................................          529.2              556.1              458.1
      Deferred income taxes............................          122.5               30.9             (634.6)
      Valuation of investments.........................           10.1               39.6              (74.8)
      Valuation of investment subsidiary...............         (460.3)            (321.6)           1,399.4
      Change in fair value of guaranteed minimum
        income benefit reinsurance contracts...........           61.0              (91.0)             120.0
      Shareholder dividends paid.......................          500.0              400.0              500.0
      Changes in non-admitted assets...................          (74.7)             (35.1)             384.2
      Other, net.......................................          (98.9)              (2.1)             (23.7)
      GAAP adjustments for Other Discontinued
        Operations.....................................           14.9               (2.3)              23.0
                                                        -----------------   ----------------   -----------------
    Net Earnings of the Insurance Group................  $       929.9       $      524.4       $      587.4
                                                        =================   ================   =================

                                                                              DECEMBER 31,
                                                        ---------------------------------------------------------
                                                              2004               2003                2002
                                                        -----------------   ----------------   ------------------
                                                                             (IN MILLIONS)

    Statutory surplus and capital stock................  $     4,331.5       $    4,134.7       $    4,091.3
    AVR................................................          870.0              341.9              189.7
                                                        -----------------   ----------------   ------------------
    Statutory surplus, capital stock and AVR...........        5,201.5            4,476.6            4,281.0
    Adjustments:
      Future policy benefits and policyholders'
        account balances...............................       (1,882.1)          (1,483.3)          (1,237.6)
      DAC..............................................        6,813.9            6,290.4            5,801.0
      Deferred income taxes............................       (1,770.4)          (1,729.8)          (1,835.8)
      Valuation of investments.........................        2,237.6            2,196.3            1,629.6
      Valuation of investment subsidiary...............       (1,973.3)          (1,513.0)          (1,191.4)
      Fair value of guaranteed minimum income benefit
        reinsurance contracts..........................           90.0               29.0              120.0
      Non-admitted assets..............................        1,055.5            1,130.2            1,162.3
      Issuance of surplus notes........................         (599.7)            (599.6)            (599.6)
      Other, net.......................................          147.9               77.7              157.2
      GAAP adjustments for Other Discontinued
        Operations.....................................          (96.4)            (103.9)            (108.7)
                                                        -----------------   ----------------   ------------------
    Equity of the Insurance Group......................  $     9,224.5       $    8,770.6       $    8,178.0
                                                        =================   ================   ==================

19) BUSINESS SEGMENT INFORMATION

    The Company's operations consist of Insurance and Investment Services segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

    The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual funds, and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

    The Investment Services segment is principally comprised of the investment management business of Alliance. Alliance provides diversified investment management and related services globally to a broad range of clients including: (a) institutional clients, including pension funds, endowment funds and domestic and foreign financial institutions and governments, (b) private clients, including high net worth individuals, trusts and estates, charitable foundations and other entities, by means of separately managed accounts, hedge funds and other investment vehicles, (c) individual investors, principally through a broad line of mutual funds, and (d) institutional investors by means of in-depth research, portfolio strategy, trading and other services. This segment also includes institutional Separate Accounts principally managed by Alliance that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

    Intersegment investment advisory and other fees of approximately $118.4 million, $103.0 million and $102.2 million for 2004, 2003 and 2002, respectively, are included in total revenues of the Investment Services segment.

    The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    SEGMENT REVENUES:
    Insurance..........................................   $     5,447.7       $     4,734.4     $     4,673.4
    Investment Services................................         3,031.5             2,738.5           2,744.9
    Consolidation/elimination..........................           (82.8)              (70.4)            (71.3)
                                                         -----------------   ----------------  ------------------
    Total Revenues.....................................   $     8,396.4       $     7,402.5     $     7,347.0
                                                         =================   ================  ==================

    SEGMENT EARNINGS (LOSS) FROM CONTINUING
      OPERATIONS BEFORE INCOME
      TAXES AND MINORITY INTEREST:
    Insurance..........................................   $       946.3       $       631.6     $       437.9
    Investment Services................................           728.8               318.6             590.7
    Consolidation/elimination..........................             (.9)                -                 -
                                                         -----------------   ----------------  ------------------
    Total Earnings from Continuing Operations
       before Income Taxes
       and Minority Interest...........................   $     1,674.2       $       950.2     $     1,028.6
                                                         =================   ================  ==================

                                                                              DECEMBER 31,
                                                         --------------------------------------------------------
                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)
    ASSETS:

    Insurance..........................................   $   110,141.1       $    98,822.1     $    80,638.7
    Investment Services................................        14,326.3            15,410.1          14,160.3
    Consolidation/elimination..........................            26.7                33.1              27.3
                                                         -----------------   ----------------  ------------------
    Total Assets.......................................   $   124,494.1       $   114,265.3     $    94,826.3
                                                         =================   ================  ==================

20) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

    The quarterly results of operations for 2004 and 2003 are summarized below:

                                                                THREE MONTHS ENDED
                                   ------------------------------------------------------------------------------
                                       MARCH 31           JUNE 30            SEPTEMBER 30          DECEMBER 31
                                   -----------------  -----------------   ------------------   ------------------
                                                                   (IN MILLIONS)

    2004
    Total Revenues................  $     2,124.2      $     2,019.7       $    2,093.5         $    2,159.0
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $       227.4      $       269.3       $      204.6         $      192.5
                                   =================  =================   ==================   ==================

    Net Earnings..................  $       226.6      $       270.5       $      220.2         $      212.6
                                   =================  =================   ==================   ==================

    2003
    Total Revenues................  $     1,674.7      $     1,826.8       $    1,857.8         $    2,043.2
                                   =================  =================   ==================   ==================

    Earnings from
      Continuing Operations.......  $        35.7      $       209.7       $      134.8         $      140.8
                                   =================  =================   ==================   ==================

    Net Earnings..................  $        35.7      $       209.8       $      135.5         $      143.4
                                   =================  =================   ==================   ==================

21) ACCOUNTING FOR STOCK-BASED COMPENSATION

    The Holding Company sponsors a stock incentive plan for employees of AXA Equitable. Alliance sponsors its own stock option plans for certain employees.

    In January 2001, certain employees exchanged AXA ADR options for tandem Stock Appreciation Rights and at-the-money AXA ADR options of equivalent intrinsic value. The maximum obligation for the Stock Appreciation Rights is $73.3 million, based upon the underlying price of AXA ADRs at January 2, 2001, the closing date of the aforementioned merger. The Company recorded an increase in the Stock Appreciation Rights liability of $14.3 million and $12.0 for 2004 and 2003, respectively, primarily reflecting the variable accounting for the Stock Appreciation Rights based on the change in the market value of AXA ADRs in 2004 and 2003.

    The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Stock-based employee compensation expense is not reflected in the statement of earnings as all options granted under those plans had an exercise price equal to the market value of the underlying common stock on the date of the grant. The following table illustrates the effect on net income had compensation expense as related to options awarded under the Holding Company's Stock Incentive Plans been determined based on SFAS No. 123's fair value based method:

                                                              2004               2003                 2002
                                                        -----------------   ----------------   -------------------
                                                                              (IN MILLIONS)
    Net income, as reported............................  $       929.9       $      524.4       $      587.4
    Less: total stock-based employee compensation
       expense determined under fair value method for
       all awards, net of income tax benefit...........          (21.4)             (35.8)             (36.0)
                                                        -----------------   ----------------   -------------------
    Pro Forma Net Earnings.............................  $       908.5       $      488.6       $      551.4
                                                        =================   ================   ===================

    The Black-Scholes option pricing model was used in determining the fair values of option awards used in the pro-forma disclosures above. The option pricing assumptions for 2004, 2003 and 2002 follow:

                                               HOLDING COMPANY                           ALLIANCE
                                   -----------------------------------------   ------------------------------
                                       2004           2003         2002          2004      2003       2002
                                   -------------  ------------- ------------   --------- ---------- ---------
     Dividend yield...............    2.24%          2.48%         2.54%         3.5       6.1%      5.80%

     Expected volatility..........     43%            46%           46%          32%        32%       32%

     Risk-free interest rate......    2.86%          2.72%         4.04%         4.0%      3.0%       4.2%

     Expected life in years.......      5              5             5            5          7         7

     Weighted average fair value
       per option at grant date...    $6.94          $4.39         $6.30        $8.00      $5.96     $5.89


    A summary of the activity in the option shares of the Holding Company and Alliance's option plans follows, including information about options outstanding and exercisable at December 31, 2004.


                                                       HOLDING COMPANY                         ALLIANCE
                                             ------------------------------------  ---------------------------------
                                                                    WEIGHTED                           WEIGHTED
                                                                    AVERAGE                            AVERAGE
                                                  AXA ADRS          EXERCISE           UNITS           EXERCISE
                                               (IN MILLIONS)         PRICE         (IN MILLIONS)        PRICE
                                             -------------------  ---------------  --------------- -----------------
        Balance at January 1, 2002.......         30.0              $31.55              15.9           $33.58
          Granted........................          6.7              $17.24               2.4           $33.32
          Exercised......................          (.2)             $10.70              (1.4)          $14.83
          Forfeited......................         (1.2)             $27.12               (.5)          $42.99
                                             -------------------                   ---------------

        Balance at December 31, 2002.....         35.3              $25.14              16.4           $34.92
          Granted........................          9.1              $12.60                .1           $35.01
          Exercised......................         (1.7)              $7.85              (1.2)          $17.26
          Forfeited......................         (1.8)             $25.16              (1.5)          $43.27
                                             -------------------                   ---------------

        Balance at December 31, 2003.....         40.9              $23.04              13.8           $35.55
          Granted........................          7.2              $20.66                .1           $33.00
          Exercised......................         (2.5)             $14.82              (2.5)          $18.43
          Forfeited......................         (1.6)             $23.74              (1.8)          $46.96
                                             -------------------                   ---------------

        Balance at December 31, 2004              44.0              $23.03               9.6           $37.82
                                             ===================                   ===============

    Information about options outstanding and exercisable at December 31, 2004 follows:

                                            OPTIONS OUTSTANDING                            OPTIONS EXERCISABLE
                             ---------------------------------------------------   -------------------------------------
                                                   WEIGHTED
                                                    AVERAGE         WEIGHTED                               WEIGHTED
              RANGE OF             NUMBER          REMAINING        AVERAGE             NUMBER              AVERAGE
              EXERCISE          OUTSTANDING       CONTRACTUAL       EXERCISE          EXERCISABLE          EXERCISE
               PRICES          (IN MILLIONS)     LIFE (YEARS)        PRICE           (IN MILLIONS)           PRICE
        ------------------  ------------------- ---------------- ---------------   ------------------   ----------------
              AXA ADRs
        ------------------
          $6.33 - $8.97               .2               1.08            $7.65               .2                 $7.65
          $10.13 - $15.12           10.1               7.39           $12.66              4.4                $12.81
          $15.91 - $22.84           15.5               7.35           $19.42              7.1                $18.51
          $25.96 - $32.87           13.1               3.65           $30.65             12.3                $30.64
          $35.85                     5.1               4.48           $35.85              5.1                $35.85
                              -----------------                                    ------------------
          $6.33 - $35.85            44.0                              $23.03             29.1                $25.71
                              =================                                    ==================

            Alliance
        ------------------
          $8.81-$18.47               1.2               2.25           $15.31              1.2                $15.31
          $25.63-$30.25              2.2               4.40           $28.05              2.1                $28.06
          $32.52-$48.50              3.1               7.01           $39.18              1.7                $42.03
          $50.15-$50.56              1.7               6.92           $50.25              1.0                $50.25
          $51.10-$58.50              1.4               5.95           $53.77              1.1                $53.76
                              -----------------                                    ------------------
          $8.81-$58.50               9.6               5.66           $37.82              7.1                $36.41
                              =================                                    ==================

    The Company's ownership interest in Alliance will continue to be reduced upon the exercise of unit options granted to certain Alliance employees. Options are exercisable over periods of up to ten years.

    In 1997, Alliance Holding established a long-term incentive compensation plan under which grants are made to key employees for terms established by Alliance Holding at the time of grant. These awards include options, restricted Alliance Holding units and phantom restricted Alliance Holding units, performance awards, other Alliance Holding unit based awards, or any combination thereof. At December 31, 2004, approximately 11.3 million Alliance Holding units of a maximum 41.0 million units were subject to options granted and .1 million Alliance Holding units were subject to awards made under this plan.

22) RELATED PARTY TRANSACTIONS

    The Company reimburses the Holding Company for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to the Holding Company of the benefits provided which totaled $55.0 million and $57.6 million, respectively, for 2004 and 2003.

    The Company paid $658.8 million and $639.1 million, respectively, of commissions and fees to AXA Distribution and its subsidiaries for sales of insurance products for 2004 and 2003. The Company charged AXA Distribution's subsidiaries $293.1 million and $304.4 million, respectively, for their applicable share of operating expenses for 2004 and 2003, pursuant to the Agreements for Services.

    In September 2001, AXA Equitable loaned $400.0 million to AXA Insurance Holding Co. Ltd., a subsidiary of AXA. This investment has an interest rate of 5.89% and matures on June 15, 2007. All payments, including interest payable semi-annually, are guaranteed by AXA.

    Both AXA Equitable and Alliance, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements that include technology and professional development arrangements. Payments by AXA Equitable and Alliance to AXA under such agreements totaled approximately $30.2 million and $16.7 million in 2004 and 2003, respectively. Payments by AXA and AXA affiliates to AXA Equitable under such agreements totaled $38.9 million and $32.5 million in 2004 and 2003, respectively.

    In 2003, AXA Equitable entered into a reinsurance agreement with AXA Financial Reinsurance Company (Bermuda), LTD ("AXA Bermuda"), an indirect wholly owned subsidiary of the Holding Company, to cede certain term insurance policies written after December 2002. AXA Equitable ceded $28.6 million and $9.0 million of premiums and $16.4 million and $2.8 million of reinsurance reserves to AXA Bermuda in 2004 and 2003, respectively.

    In 2004, as a result of the Holding Company's acquisition of MONY, the Company restructured certain operations to reduce expenses and recorded pre-tax provisions of $45.6 million related to severance and $33.0 million related to the writeoff of capitalized software. During 2004, total severance payments made to employees totaled $5.0 million.

    Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by Alliance described below:

                                                               2004               2003               2002
                                                         -----------------   ----------------  ------------------
                                                                              (IN MILLIONS)

    Investment advisory and services fees..............   $       744.6       $       748.1     $       763.2
    Distribution revenues..............................           447.3               436.0             467.5
    Shareholder servicing fees.........................            87.5                94.3             101.6
    Other revenues.....................................             8.8                11.4              10.2
    Brokerage..........................................             4.2                 4.4               7.0

23) SALE OF ALLIANCE CASH MANAGEMENT BUSINESS

    On October 28, 2004, Alliance announced that Alliance and Federated Investors, Inc. ("Federated") had reached a definitive agreement for Federated to acquire Alliance's cash management business. Under the agreement, up to $29.0 billion in assets from 22 third-party-distributed money market funds of AllianceBernstein Cash Management Services, will be transitioned into Federated money market funds at December 31, 2004. The transaction will not include the assets of AllianceBernstein Exchange Reserves, Inc., which will continue to be available to investors in other AllianceBernstein mutual funds. In addition, Alliance will continue to meet the liquidity needs of investors in its private client, managed account and institutional investment management businesses. The capital gain, net of income taxes and minority interest, that would be recognized upon the closing of the transaction in 2005 is not expected to be material to the Company. Estimated contingent payments received from Federated in the five years following the closing are expected to be similar in amount to the business's anticipated profit contribution over that period. The overall effect on earnings is, therefore, expected to be immaterial.

AXA Equitable Life Insurance Company

Variable Life Insurance Policies


Accumulator(R) Life   Incentive Life 2000
Paramount Life        Champion 2000
IL Protector          Incentive Life
IL COLI               Survivorship Incentive Life
IL COLI '04           Incentive Life '02
Incentive Life Plus   Survivorship Incentive Life '02
Survivorship 2000


PROSPECTUS SUPPLEMENT DATED MAY 1, 2005
--------------------------------------------------------------------------------


This supplement updates certain information in the most recent Prospectus that you received for your AXA Equitable variable life insurance policy listed above, and in any supplements to that Prospectus. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus.


LIMITED OPPORTUNITY FOR UNRESTRICTED TRANSFER FROM THE GUARANTEED INTEREST
OPTION

As described in your Prospectus, your policy permits you to transfer a limited amount of your policy's account value out of the guaranteed interest option ("GIO") during certain time periods (the "GIO Transfer Period"). See "Transferring your money among our investment options -- Transfers you can make" (or other applicable sections regarding transfers) in your Prospectus. Through September 30, 2005, we are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter (through September 30, 2005), you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option whether or not you are within the GIO Transfer Period.


You can request a transfer over the telephone by calling 1-888-855-5100 or via the Internet by visiting our website and enrolling in EQAccess. If you are an AXA Advisors client, our Website is www.axaonline.com. All other clients may access EQAccess by visiting our other Website at www.axa-equitable.com. You can also write to us at our Administrative Office. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern) take effect the next business day. Your transfer request must be received by 4:00 p.m. (Eastern) on September 30, 2005, in order to take advantage of this unrestricted transfer opportunity.


Please note that this offer does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Additionally, depending on your policy, there may be a charge for making this transfer. Your Prospectus will specify if your policy imposes a charge for this transfer.


















                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104

EVM 341 (5/05)                                                   132054 (5/05)
IF/NB                                                                   x01071

AXA Equitable Life Insurance Company

SUPPLEMENT DATED MAY 1, 2005 TO THE VARIABLE LIFE INSURANCE PROSPECTUSES AND SUPPLEMENTS TO PROSPECTUSES OF AXA EQUITABLE LIFE INSURANCE COMPANY DATED MAY 1, 2005 FOR:

INCENTIVE LIFE '02
SURVIVORSHIP INCENTIVE LIFE '02
--------------------------------------------------------------------------------



This Supplement modifies certain information in the above-referenced Prospectuses and Supplements to Prospectuses and Statements of Additional Information dated May 1, 2005 as previously supplemented (the "Prospectuses"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus, or call (212) 554-1234.

If you purchased your policy prior to May 1, 2004 from a financial professional of an agency or broker-dealer that has a selling agreement with AXA Distributors, LLC, the variable investment options described in this supplement are available to you, in addition to those described in the Prospectus. These variable investment options invest in corresponding portfolios of EQ Advisors Trust and AXA Premier VIP Trust.

1.    Portfolio Expenses

In "Risk/benefit summary: Charges and expenses you will pay" under the table that shows fees and expenses for 2004 as an annual percentage of each Portfolio's daily net assets, the following table is added:



                                      Management                  Other
 Portfolio Name                          Fees       12b-1 fees   Expenses
 AXA Premier VIP Trust
---------------------------------------------------------------------------
AXA Premier VIP Aggressive Equity   0.62%              --       0.18%
----------------------------------------------------------------------------
 EQ Advisors Trust
---------------------------------------------------------------------------
EQ/Alliance Quality Bond            0.50%              --       0.06%
EQ/Calvert Socially Responsible     0.65%              --       0.29%
EQ/Capital Guardian Growth          0.65%              --       0.09%
EQ/Capital Guardian International   0.85%              --       0.17%
EQ/Capital Guardian Research        0.65%              --       0.05%
EQ/Evergreen Omega                  0.65%              --       0.11%
EQ/JP Morgan Value Opportunities    0.60%              --       0.10%
EQ/Janus Large Cap Growth           0.90%              --       0.08%
EQ/MFS Investors Trust              0.60%              --       0.10%



                                                       Total Annual
                                                        Expenses        Fee Waivers
                                        Underlying       (Before          and/or        Net Total
                                     Portfolio Fees      Expense         Expense         Annual
 Portfolio Name                       and Expenses     Limitation)   Reimbursements*    Expenses
AXA Premier VIP Trust
---------------------------------------------------------------------------------------------------
AXA Premier VIP Aggressive Equity         --         0.80%             --             0.80%
---------------------------------------------------------------------------------------------------
EQ Advisors Trust
---------------------------------------------------------------------------------------------------
EQ/Alliance Quality Bond                  --         0.56%             --             0.56%
EQ/Calvert Socially Responsible           --         0.94%          (0.14)%           0.80%
EQ/Capital Guardian Growth                --         0.74%          (0.04)%           0.70%
EQ/Capital Guardian International         --         1.02%          (0.07)%           0.95%
EQ/Capital Guardian Research              --         0.70%           0.00%            0.70%
EQ/Evergreen Omega                        --         0.76%          (0.06)%           0.70%
EQ/JP Morgan Value Opportunities          --         0.70%           0.00%            0.70%
EQ/Janus Large Cap Growth                 --         0.98%          (0.08)%           0.90%
EQ/MFS Investors Trust                    --         0.70%           0.00%            0.70%



* The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a waiver fee reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into Expense Limitation Agreements with respect to certain Portfolios, which are effective through April 30, 2006. Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's total Annual Expenses (exclusive of taxes, interest, brokerage commissions, capitalized expenditures and extraordinary expenses) to not more than specified amounts. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreement provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for EQ Advisors Trust and AXA Premier VIP Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA



Pros 24B (5/05)                                                         x01056
                                              IL '02/SIL '02-ADL-IF (PRE 5/1/04)

  Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements plus the portion of the brokerage commissions used to reduce Portfolio expenses, the net expenses would be as shown in the table below:


 Portfolio Name
   AXA Premier VIP Aggressive Equity   0.68%
   EQ/Calvert Socially Responsible     0.75%
   EQ/Capital Guardian Growth          0.42%
   EQ Capital Guardian International   0.92%
   EQ Capital Guardian Research        0.90%
   EQ Evergreen Omega                  0.32%
   EQ JP Morgan Value Opportunities    0.51%
   EQ MFS Investors Trust              0.66%



2. In "About the Portfolios of the Trusts" under "Portfolios of the Trusts," the chart below is added under AXA Premier VIP Trust and EQ Advisors Trust. The advisers for these Portfolios are those who make the investment decisions for each Portfolio.




---------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective                                            Adviser(s)
---------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP AGGRESSIVE   Seeks long-term growth of capital.                    o Alliance Capital Management L.P.
 EQUITY                                                                            o MFS Investment Management
---------------------------------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                Objective                                              Adviser(s)
---------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND     Seeks to achieve high current income consistent with  o Alliance Capital Management L.P.
                             moderate risk to capital.
---------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks long-term capital appreciation.                 o Calvert Asset Management Company, Inc. and
 RESPONSIBLE                                                                         Brown Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks long-term growth of capital.                    o Capital Guardian Trust Company
---------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          To achieve long-term growth of capital.               o Capital Guardian Trust Company
 INTERNATIONAL
---------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.         o Capital Guardian Trust Company
 RESEARCH
---------------------------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA           Seeks long-term capital growth.                       o Evergreen Investment Management Company,
                                                                                     LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/JP MORGAN VALUE           Long-term capital appreciation.                       o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH    Seeks long-term growth of capital.                    o Janus Capital Management LLC
---------------------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST       Seeks long-term growth of capital with secondary      o MFS Investment Management
                             objective to seek reasonable current income.
---------------------------------------------------------------------------------------------------------------------------

3.    Hypothetical Illustrations



     A. Under Appendix I: Hypothetical illustrations, the following illustrations replace those in the Incentive Life '02 Prospectus:



   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit option A or death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for an insured person who is a 35-year-old standard risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. You should consider that many forecasters are calling for somewhat lower returns in the years ahead. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (1.01)%, 4.93% and 10.87%. These net annual rates of return do not reflect the mortality and expense risk charge or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for all charges deducted by AXA Equitable will apply in each year illustrated, including AXA Equitable's currently planned reduction in the policy's mortality and expense risk charge after the 15th policy year. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no decreases in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.32%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120 *
USING CURRENT CHARGES




                                     Death Benefit
                         --------------------------------------
             Premiums         Assuming Hypothetical Gross
 End of    Accumulated        Annual Investment Return of:
 Policy   At 5% Interest --------------------------------------
  Year       Per Year       0% Gross    6% Gross    12% Gross
-------- --------------- ------------- ---------- -------------
     1      $    4,326     $ 500,000    $500,000   $   500,000
     2      $    8,868     $ 500,000    $500,000   $   500,000
     3      $   13,638     $ 500,000    $500,000   $   500,000
     4      $   18,646     $ 500,000    $500,000   $   500,000
     5      $   23,904     $ 500,000    $500,000   $   500,000
     6      $   29,425     $ 500,000    $500,000   $   500,000
     7      $   35,222     $ 500,000    $500,000   $   500,000
     8      $   41,309     $ 500,000    $500,000   $   500,000
     9      $   47,701     $ 500,000    $500,000   $   500,000
    10      $   54,412     $ 500,000    $500,000   $   500,000
    15      $   93,349     $ 500,000    $500,000   $   500,000
    20      $  143,043     $ 500,000    $500,000   $   500,000
    25      $  206,467     $ 500,000    $500,000   $   500,000
    30      $  287,414     $ 500,000    $500,000   $   697,051
    35      $  390,726     $ 500,000    $500,000   $ 1,115,611
    40      $  522,580     $ 500,000    $500,000   $ 1,715,205
    45      $  690,863            **    $500,000   $ 2,795,595
    50      $  905,639            **    $500,000   $ 4,604,822
    55      $1,179,755            **    $500,000   $ 7,525,359
    60      $1,529,603            **    $500,000   $12,225,144
    65      $1,976,108            **    $614,697   $19,183,880



                     Account Value                   Net Cash Surrender Value
         ------------------------------------- -------------------------------------
              Assuming Hypothetical Gross           Assuming Hypothetical Gross
             Annual Investment Return of:          Annual Investment Return of:
 End of  ------------------------------------- -------------------------------------
 Policy
  Year     0% Gross    6% Gross    12% Gross     0% Gross    6% Gross    12% Gross
-------- ------------ ---------- ------------- ------------ ---------- -------------
     1     $  2,880    $  3,078   $     3,277    $      0    $      0   $         0
     2     $  5,825    $  6,404   $     7,007    $      0    $      0   $       102
     3     $  8,670    $  9,818   $    11,061    $  1,765    $  2,913   $     4,156
     4     $ 11,419    $ 13,325   $    15,472    $  4,514    $  6,420   $     8,567
     5     $ 14,067    $ 16,924   $    20,273    $  7,162    $ 10,019   $    13,368
     6     $ 16,623    $ 20,627   $    25,509    $  9,718    $ 13,722   $    18,604
     7     $ 19,103    $ 24,451   $    31,239    $ 13,924    $ 19,272   $    26,060
     8     $ 21,498    $ 28,393   $    37,506    $ 18,046    $ 24,940   $    34,053
     9     $ 23,806    $ 32,454   $    44,359    $ 22,080    $ 30,728   $    42,633
    10     $ 26,018    $ 36,629   $    51,849    $ 26,018    $ 36,629   $    51,849
    15     $ 37,775    $ 61,882   $   104,355    $ 37,775    $ 61,882   $   104,355
    20     $ 46,475    $ 91,823   $   191,039    $ 46,475    $ 91,823   $   191,039
    25     $ 50,171    $125,388   $   333,355    $ 50,171    $125,388   $   333,355
    30     $ 47,368    $162,822   $   571,353    $ 47,368    $162,822   $   571,353
    35     $ 34,576    $203,818   $   961,734    $ 34,576    $203,818   $   961,734
    40     $  4,297    $247,148   $ 1,602,995    $  4,297    $247,148   $ 1,602,995
    45            **   $291,551   $ 2,662,472          **    $291,551   $ 2,662,472
    50            **   $336,605   $ 4,385,545          **    $336,605   $ 4,385,545
    55            **   $389,156   $ 7,167,009          **    $389,156   $ 7,167,009
    60            **   $475,052   $11,642,994          **    $475,052   $11,642,994
    65            **   $608,610   $18,993,940          **    $608,610   $18,993,940


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120 *
USING GUARANTEED CHARGES




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $    4,326     $ 500,000     $ 500,000    $   500,000
     2      $    8,868     $ 500,000     $ 500,000    $   500,000
     3      $   13,638     $ 500,000     $ 500,000    $   500,000
     4      $   18,646     $ 500,000     $ 500,000    $   500,000
     5      $   23,904     $ 500,000     $ 500,000    $   500,000
     6      $   29,425     $ 500,000     $ 500,000    $   500,000
     7      $   35,222     $ 500,000     $ 500,000    $   500,000
     8      $   41,309     $ 500,000     $ 500,000    $   500,000
     9      $   47,701     $ 500,000     $ 500,000    $   500,000
    10      $   54,412     $ 500,000     $ 500,000    $   500,000
    15      $   93,349     $ 500,000     $ 500,000    $   500,000
    20      $  143,043     $ 500,000     $ 500,000    $   500,000
    25      $  206,467     $ 500,000     $ 500,000    $   500,000
    30      $  287,414     $ 500,000     $ 500,000    $   500,000
    35      $  390,726            **     $ 500,000    $   778,447
    40      $  522,580            **            **    $ 1,172,953
    45      $  690,863            **            **    $ 1,872,325
    50      $  905,639            **            **    $ 2,994,690
    55      $1,179,755            **            **    $ 4,687,637
    60      $1,529,603            **            **    $ 7,145,520
    65      $1,976,108            **            **    $10,309,499



                      Account Value                     Net Cash Surrender Value
         --------------------------------------- ---------------------------------------
               Assuming Hypothetical Gross             Assuming Hypothetical Gross
              Annual Investment Return of:            Annual Investment Return of:
 End of  --------------------------------------- ---------------------------------------
 Policy
  Year     0% Gross     6% Gross     12% Gross     0% Gross     6% Gross     12% Gross
-------- ------------ ------------ ------------- ------------ ------------ -------------
     1     $  2,378     $  2,560    $     2,743    $      0     $      0    $         0
     2     $  4,796     $  5,312    $     5,851    $      0     $      0    $         0
     3     $  7,121     $  8,126    $     9,218    $    216     $  1,221    $     2,313
     4     $  9,351     $ 11,001    $    12,866    $  2,446     $  4,096    $     5,961
     5     $ 11,477     $ 13,930    $    16,816    $  4,572     $  7,025    $     9,911
     6     $ 13,498     $ 16,911    $    21,093    $  6,593     $ 10,006    $    14,188
     7     $ 15,400     $ 19,934    $    25,718    $ 10,221     $ 14,755    $    20,540
     8     $ 17,187     $ 23,000    $    30,729    $ 13,734     $ 19,547    $    27,277
     9     $ 18,846     $ 26,098    $    36,152    $ 17,120     $ 24,371    $    34,425
    10     $ 20,380     $ 29,231    $    42,031    $ 20,380     $ 29,231    $    42,031
    15     $ 27,530     $ 47,044    $    82,049    $ 27,530     $ 47,044    $    82,049
    20     $ 30,021     $ 65,230    $   144,875    $ 30,021     $ 65,230    $   144,875
    25     $ 23,958     $ 79,714    $   243,314    $ 23,958     $ 79,714    $   243,314
    30     $  3,416     $ 84,151    $   404,804    $  3,416     $ 84,151    $   404,804
    35           **     $ 64,255    $   671,075          **     $ 64,255    $   671,075
    40           **           **    $ 1,096,218          **           **    $ 1,096,218
    45           **           **    $ 1,783,167          **           **    $ 1,783,167
    50           **           **    $ 2,852,086          **           **    $ 2,852,086
    55           **           **    $ 4,464,417          **           **    $ 4,464,417
    60           **           **    $ 6,805,258          **           **    $ 6,805,258
    65           **           **    $10,207,425          **           **    $10,207,425


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120 *
USING CURRENT CHARGES




                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $    4,326     $ 502,877     $ 503,076    $   503,275
     2      $    8,868     $ 505,818     $ 506,396    $   506,999
     3      $   13,638     $ 508,656     $ 509,801    $   511,042
     4      $   18,646     $ 511,393     $ 513,294    $   515,436
     5      $   23,904     $ 514,027     $ 516,874    $   520,211
     6      $   29,425     $ 516,564     $ 520,550    $   525,410
     7      $   35,222     $ 519,020     $ 524,340    $   531,092
     8      $   41,309     $ 521,388     $ 528,240    $   537,294
     9      $   47,701     $ 523,663     $ 532,248    $   544,062
    10      $   54,412     $ 525,837     $ 536,356    $   551,441
    15      $   93,349     $ 537,271     $ 560,975    $   602,703
    20      $  143,043     $ 545,242     $ 589,148    $   685,067
    25      $  206,467     $ 547,636     $ 618,589    $   814,296
    30      $  287,414     $ 542,886     $ 647,400    $ 1,019,139
    35      $  390,726     $ 527,639     $ 671,123    $ 1,344,671
    40      $  522,580            **     $ 680,456    $ 1,861,130
    45      $  690,863            **     $ 659,346    $ 2,679,951
    50      $  905,639            **     $ 581,742    $ 3,979,019
    55      $1,179,755            **           **    $ 6,059,588
    60      $1,529,603            **           **    $ 9,450,344
    65      $1,976,108            **           **    $14,968,561



                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
               Annual Investment Return of:             Annual Investment Return of:
 End of  ---------------------------------------- ----------------------------------------
 Policy
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  2,877     $   3,076    $     3,275    $      0     $       0    $         0
     2     $  5,818     $   6,396    $     6,999    $      0     $       0    $        94
     3     $  8,656     $   9,801    $    11,042    $  1,751     $   2,896    $     4,137
     4     $ 11,393     $  13,294    $    15,436    $  4,488     $   6,389    $     8,531
     5     $ 14,027     $  16,874    $    20,211    $  7,122     $   9,969    $    13,306
     6     $ 16,564     $  20,550    $    25,410    $  9,659     $  13,645    $    18,505
     7     $ 19,020     $  24,340    $    31,092    $ 13,841     $  19,161    $    25,913
     8     $ 21,388     $  28,240    $    37,294    $ 17,935     $  24,787    $    33,841
     9     $ 23,663     $  32,248    $    44,062    $ 21,937     $  30,521    $    42,336
    10     $ 25,837     $  36,356    $    51,441    $ 25,837     $  36,356    $    51,441
    15     $ 37,271     $  60,975    $   102,703    $ 37,271     $  60,975    $   102,703
    20     $ 45,242     $  89,148    $   185,067    $ 45,242     $  89,148    $   185,067
    25     $ 47,636     $ 118,589    $   314,296    $ 47,636     $ 118,589    $   314,296
    30     $ 42,886     $ 147,400    $   519,139    $ 42,886     $ 147,400    $   519,139
    35     $ 27,639     $ 171,123    $   844,671    $ 27,639     $ 171,123    $   844,671
    40            **    $ 180,456    $ 1,361,130          **     $ 180,456    $ 1,361,130
    45            **    $ 159,346    $ 2,179,951          **     $ 159,346    $ 2,179,951
    50            **    $  81,742    $ 3,479,019          **     $  81,742    $ 3,479,019
    55            **            **   $ 5,559,588          **            **    $ 5,559,588
    60            **            **   $ 8,950,344          **            **    $ 8,950,344
    65            **            **   $14,468,561          **            **    $14,468,561


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

INCENTIVE LIFE '02
$500,000 FACE AMOUNT


MALE, ISSUE AGE 35, STANDARD NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $4,120 *
USING GUARANTEED CHARGES




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year       0% Gross      6% Gross      12% Gross
-------- --------------- ------------- ------------- ---------------
     1      $    4,326     $ 502,372     $ 502,555     $   502,738
     2      $    8,868     $ 504,781     $ 505,295     $   505,833
     3      $   13,638     $ 507,092     $ 508,092     $   509,179
     4      $   18,646     $ 509,302     $ 510,942     $   512,796
     5      $   23,904     $ 511,403     $ 513,837     $   516,701
     6      $   29,425     $ 513,392     $ 516,774     $   520,917
     7      $   35,222     $ 515,256     $ 519,739     $   525,459
     8      $   41,309     $ 516,997     $ 522,734     $   530,360
     9      $   47,701     $ 518,603     $ 525,744     $   535,639
    10      $   54,412     $ 520,076     $ 528,770     $   541,336
    15      $   93,349     $ 526,756     $ 545,613     $   579,392
    20      $  143,043     $ 528,401     $ 561,526     $   636,278
    25      $  206,467     $ 521,079     $ 571,112     $   717,577
    30      $  287,414            **     $ 566,038     $   830,979
    35      $  390,726            **     $ 530,259     $   982,428
    40      $  522,580            **            **     $ 1,173,427
    45      $  690,863            **            **     $ 1,388,959
    50      $  905,639            **            **     $ 1,595,683
    55      $1,179,755            **            **     $ 1,699,218
    60      $1,529,603            **            **     $ 1,555,107
    65      $1,976,108            **            **              **



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year     0% Gross     6% Gross      12% Gross      0% Gross     6% Gross      12% Gross
-------- ------------ ------------ --------------- ------------ ------------ ---------------
     1     $  2,372     $  2,555     $     2,738     $      0     $      0     $         0
     2     $  4,781     $  5,295     $     5,833     $      0     $      0     $         0
     3     $  7,092     $  8,092     $     9,179     $    187     $  1,187     $     2,274
     4     $  9,302     $ 10,942     $    12,796     $  2,397     $  4,037     $     5,891
     5     $ 11,403     $ 13,837     $    16,701     $  4,498     $  6,932     $     9,796
     6     $ 13,392     $ 16,774     $    20,917     $  6,487     $  9,869     $    14,012
     7     $ 15,256     $ 19,739     $    25,459     $ 10,077     $ 14,561     $    20,280
     8     $ 16,997     $ 22,734     $    30,360     $ 13,545     $ 19,282     $    26,907
     9     $ 18,603     $ 25,744     $    35,639     $ 16,877     $ 24,018     $    33,913
    10     $ 20,076     $ 28,770     $    41,336     $ 20,076     $ 28,770     $    41,336
    15     $ 26,756     $ 45,613     $    79,392     $ 26,756     $ 45,613     $    79,392
    20     $ 28,401     $ 61,526     $   136,278     $ 28,401     $ 61,526     $   136,278
    25     $ 21,079     $ 71,112     $   217,577     $ 21,079     $ 71,112     $   217,577
    30           **     $ 66,038     $   330,979           **     $ 66,038     $   330,979
    35           **     $ 30,259     $   482,428           **     $ 30,259     $   482,428
    40           **           **     $   673,427           **           **     $   673,427
    45           **           **     $   888,959           **           **     $   888,959
    50           **           **     $ 1,095,683           **           **     $ 1,095,683
    55           **           **     $ 1,199,218           **           **     $ 1,199,218
    60           **           **     $ 1,055,107           **           **     $ 1,055,107
    65           **           **              **           **           **              **


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

     B. Under Appendix I: Hypothetical illustrations, the following illustrations replace those in the Survivorship Incentive Life '02 Prospectus:


   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit option A and death benefit option B. The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for insured persons who are a male in the preferred, non-tobacco user underwriting risk class who is age 55 when the policy is issued and a female in the preferred, non-tobacco user underwriting risk class who is age 50 when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e. before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. You should consider that many forecasters are calling for somewhat lower returns in the years ahead. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (1.01)%, 4.93% and 10.87%. These net annual rates of return do not reflect the mortality and expense risk charge or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

Tables are provided for each of the two death benefit options. The tables headed "Using Current Charges" assume that the current rates for all charges deducted by AXA Equitable will apply in each year illustrated, including AXA Equitable's currently planned reduction in the policy's mortality and expense risk charge after the 15th policy year. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits have been elected, (ii) no loans or withdrawals are made, (iii) no decreases in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.69%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.32%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.

SURVIVORSHIP INCENTIVE LIFE '02
$1,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $11,000 *
USING CURRENT CHARGES




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year        0% Gross       6% Gross     12% Gross
-------- --------------- --------------- ------------- -------------
     1      $   11,550     $ 1,000,000    $1,000,000    $ 1,000,000
     2      $   23,678     $ 1,000,000    $1,000,000    $ 1,000,000
     3      $   36,411     $ 1,000,000    $1,000,000    $ 1,000,000
     4      $   49,782     $ 1,000,000    $1,000,000    $ 1,000,000
     5      $   63,821     $ 1,000,000    $1,000,000    $ 1,000,000
     6      $   78,562     $ 1,000,000    $1,000,000    $ 1,000,000
     7      $   94,040     $ 1,000,000    $1,000,000    $ 1,000,000
     8      $  110,292     $ 1,000,000    $1,000,000    $ 1,000,000
     9      $  127,357     $ 1,000,000    $1,000,000    $ 1,000,000
    10      $  145,275     $ 1,000,000    $1,000,000    $ 1,000,000
    15      $  249,232     $ 1,000,000    $1,000,000    $ 1,000,000
    20      $  381,912     $ 1,000,000    $1,000,000    $ 1,134,610
    25      $  551,248     $ 1,000,000    $1,000,000    $ 1,697,962
    30      $  767,369     $ 1,000,000    $1,000,000    $ 2,654,581
    35      $1,043,200     $ 1,000,000    $1,022,605    $ 4,002,695
    40      $1,395,237     $ 1,000,000    $1,142,438    $ 5,611,160
    45      $1,844,537              **    $1,275,069    $ 7,919,609
    50      $2,417,969              **    $1,445,342    $11,431,736



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $   8,649    $    9,203    $     9,759    $   1,218    $    1,773    $     2,328
     2     $  17,214    $   18,857    $    20,567    $   9,783    $   11,427    $    13,137
     3     $  25,525    $   28,802    $    32,347    $  18,095    $   21,372    $    24,916
     4     $  33,568    $   39,030    $    45,174    $  26,137    $   31,600    $    37,743
     5     $  41,323    $   49,529    $    59,128    $  33,892    $   42,098    $    51,697
     6     $  48,767    $   60,281    $    74,293    $  41,336    $   52,850    $    66,862
     7     $  55,897    $   71,288    $    90,784    $  50,324    $   65,715    $    85,211
     8     $  62,835    $   82,680    $   108,855    $  59,119    $   78,964    $   105,140
     9     $  69,617    $   94,507    $   128,698    $  67,759    $   92,649    $   126,841
    10     $  76,335    $  106,876    $   150,581    $  76,335    $  106,876    $   150,581
    15     $ 112,883    $  182,449    $   304,377    $ 112,883    $  182,449    $   304,377
    20     $ 146,589    $  277,085    $   561,688    $ 146,589    $  277,085    $   561,688
    25     $ 173,212    $  392,112    $   981,481    $ 173,212    $  392,112    $   981,481
    30     $ 184,383    $  528,056    $ 1,652,915    $ 184,383    $  528,056    $ 1,652,915
    35     $ 163,702    $  686,773    $ 2,688,177    $ 163,702    $  686,773    $ 2,688,177
    40     $  93,051    $  874,092    $ 4,293,160    $  93,051    $  874,092    $ 4,293,160
    45            **    $1,103,956    $ 6,856,804           **    $1,103,956    $ 6,856,804
    50            **    $1,417,002    $11,207,584           **    $1,417,002    $11,207,584


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

SURVIVORSHIP INCENTIVE LIFE '02
$1,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $11,000 *
USING GUARANTEED CHARGES




                                         Death Benefit
                         ---------------------------------------------
             Premiums             Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest ---------------------------------------------
  Year       Per Year        0% Gross        6% Gross      12% Gross
-------- --------------- --------------- --------------- -------------
     1      $   11,550     $ 1,000,000     $ 1,000,000    $1,000,000
     2      $   23,678     $ 1,000,000     $ 1,000,000    $1,000,000
     3      $   36,411     $ 1,000,000     $ 1,000,000    $1,000,000
     4      $   49,782     $ 1,000,000     $ 1,000,000    $1,000,000
     5      $   63,821     $ 1,000,000     $ 1,000,000    $1,000,000
     6      $   78,562     $ 1,000,000     $ 1,000,000    $1,000,000
     7      $   94,040     $ 1,000,000     $ 1,000,000    $1,000,000
     8      $  110,292     $ 1,000,000     $ 1,000,000    $1,000,000
     9      $  127,357     $ 1,000,000     $ 1,000,000    $1,000,000
    10      $  145,275     $ 1,000,000     $ 1,000,000    $1,000,000
    15      $  249,232     $ 1,000,000     $ 1,000,000    $1,000,000
    20      $  381,912     $ 1,000,000     $ 1,000,000    $1,000,000
    25      $  551,248     $ 1,000,000     $ 1,000,000    $1,366,800
    30      $  767,369              **     $ 1,000,000    $1,860,787
    35      $1,043,200              **              **    $2,258,193
    40      $1,395,237              **              **    $2,471,453
    45      $1,844,537              **              **    $2,771,308
    50      $2,417,969              **              **    $3,401,511



                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
               Annual Investment Return of:             Annual Investment Return of:
 End of  ---------------------------------------- ----------------------------------------
 Policy
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  8,649     $   9,203    $    9,759     $  1,218     $   1,773    $    2,328
     2     $ 17,178     $  18,821    $   20,529     $  9,748     $  11,390    $   13,099
     3     $ 25,455     $  28,727    $   32,267     $ 18,024     $  21,297    $   24,837
     4     $ 33,463     $  38,915    $   45,048     $ 26,032     $  31,485    $   37,617
     5     $ 41,184     $  49,373    $   58,952     $ 33,753     $  41,942    $   51,521
     6     $ 48,595     $  60,081    $   74,062     $ 41,165     $  52,650    $   66,631
     7     $ 55,672     $  71,022    $   90,470     $ 50,098     $  65,449    $   84,897
     8     $ 62,383     $  82,169    $  108,274     $ 58,668     $  78,454    $  104,558
     9     $ 68,698     $  93,495    $  127,579     $ 66,840     $  91,638    $  125,721
    10     $ 74,574     $ 104,962    $  148,498     $ 74,574     $ 104,962    $  148,498
    15     $ 99,987     $ 167,882    $  288,212     $ 99,987     $ 167,882    $  288,212
    20     $ 99,465     $ 221,292    $  494,665     $ 99,465     $ 221,292    $  494,665
    25     $ 45,474     $ 238,746    $  790,058     $ 45,474     $ 238,746    $  790,058
    30           **     $ 151,603    $1,158,647           **     $ 151,603    $1,158,647
    35           **            **    $1,516,583           **            **    $1,516,583
    40           **            **    $1,890,936           **            **    $1,890,936
    45           **            **    $2,399,401           **            **    $2,399,401
    50           **            **    $3,334,814           **            **    $3,334,814


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

SURVIVORSHIP INCENTIVE LIFE '02
$1,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $11,000 *
USING CURRENT CHARGES




                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year        0% Gross       6% Gross     12% Gross
-------- --------------- --------------- ------------- -------------
     1      $   11,550     $ 1,008,648    $1,009,203    $ 1,009,758
     2      $   23,678     $ 1,017,212    $1,018,855    $ 1,020,565
     3      $   36,411     $ 1,025,518    $1,028,794    $ 1,032,337
     4      $   49,782     $ 1,033,549    $1,039,008    $ 1,045,148
     5      $   63,821     $ 1,041,285    $1,049,483    $ 1,059,072
     6      $   78,562     $ 1,048,698    $1,060,193    $ 1,074,183
     7      $   94,040     $ 1,055,782    $1,071,136    $ 1,090,586
     8      $  110,292     $ 1,062,664    $1,082,447    $ 1,108,538
     9      $  127,357     $ 1,069,383    $1,094,175    $ 1,128,229
    10      $  145,275     $ 1,076,037    $1,106,436    $ 1,149,931
    15      $  249,232     $ 1,111,995    $1,180,869    $ 1,301,537
    20      $  381,912     $ 1,144,681    $1,272,963    $ 1,552,629
    25      $  551,248     $ 1,169,155    $1,381,561    $ 1,959,857
    30      $  767,369     $ 1,174,946    $1,498,427    $ 2,610,047
    35      $1,043,200     $ 1,142,595    $1,601,486    $ 3,901,191
    40      $1,395,237     $ 1,056,705    $1,665,108    $ 5,470,983
    45      $1,844,537              **    $1,660,461    $ 7,722,082
    50      $2,417,969              **    $1,634,405    $11,813,548



                     Account Value                     Net Cash Surrender Value
         -------------------------------------- --------------------------------------
              Assuming Hypothetical Gross            Assuming Hypothetical Gross
              Annual Investment Return of:           Annual Investment Return of:
 End of  -------------------------------------- --------------------------------------
 Policy
  Year      0% Gross    6% Gross    12% Gross      0% Gross    6% Gross    12% Gross
-------- ------------- ---------- ------------- ------------- ---------- -------------
     1     $   8,648    $  9,203   $     9,758    $   1,218    $  1,772   $     2,328
     2     $  17,212    $ 18,855   $    20,565    $   9,781    $ 11,424   $    13,134
     3     $  25,518    $ 28,794   $    32,337    $  18,087    $ 21,363   $    24,906
     4     $  33,549    $ 39,008   $    45,148    $  26,119    $ 31,578   $    37,717
     5     $  41,285    $ 49,483   $    59,072    $  33,854    $ 42,052   $    51,641
     6     $  48,698    $ 60,193   $    74,183    $  41,267    $ 52,762   $    66,752
     7     $  55,782    $ 71,136   $    90,586    $  50,209    $ 65,563   $    85,013
     8     $  62,664    $ 82,447   $   108,538    $  58,949    $ 78,731   $   104,823
     9     $  69,383    $ 94,175   $   128,229    $  67,526    $ 92,318   $   126,372
    10     $  76,037    $106,436   $   149,931    $  76,037    $106,436   $   149,931
    15     $ 111,995    $180,869   $   301,537    $ 111,995    $180,869   $   301,537
    20     $ 144,681    $272,963   $   552,629    $ 144,681    $272,963   $   552,629
    25     $ 169,155    $381,561   $   959,857    $ 169,155    $381,561   $   959,857
    30     $ 174,946    $498,427   $ 1,610,047    $ 174,946    $498,427   $ 1,610,047
    35     $ 142,595    $601,486   $ 2,620,007    $ 142,595    $601,486   $ 2,620,007
    40     $  56,705    $665,108   $ 4,185,909    $  56,705    $665,108   $ 4,185,909
    45            **    $660,461   $ 6,685,785           **    $660,461   $ 6,685,785
    50            **    $634,405   $10,813,548           **    $634,405   $10,813,548


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

SURVIVORSHIP INCENTIVE LIFE '02
$1,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $11,000 *
USING GUARANTEED CHARGES




                                          Death Benefit
                         -----------------------------------------------
             Premiums              Assuming Hypothetical Gross
 End of    Accumulated            Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------------
  Year       Per Year        0% Gross        6% Gross       12% Gross
-------- --------------- --------------- --------------- ---------------
     1      $   11,550     $ 1,008,648     $ 1,009,203     $ 1,009,758
     2      $   23,678     $ 1,017,176     $ 1,018,818     $ 1,020,527
     3      $   36,411     $ 1,025,447     $ 1,028,719     $ 1,032,258
     4      $   49,782     $ 1,033,444     $ 1,038,894     $ 1,045,023
     5      $   63,821     $ 1,041,146     $ 1,049,327     $ 1,058,896
     6      $   78,562     $ 1,048,526     $ 1,059,994     $ 1,073,952
     7      $   94,040     $ 1,055,555     $ 1,070,869     $ 1,090,271
     8      $  110,292     $ 1,062,198     $ 1,081,918     $ 1,107,933
     9      $  127,357     $ 1,068,418     $ 1,093,100     $ 1,127,023
    10      $  145,275     $ 1,074,165     $ 1,104,362     $ 1,147,621
    15      $  249,232     $ 1,098,019     $ 1,164,413     $ 1,282,027
    20      $  381,912     $ 1,093,003     $ 1,207,026     $ 1,462,656
    25      $  551,248     $ 1,031,510     $ 1,193,878     $ 1,677,862
    30      $  767,369              **     $ 1,044,814     $ 1,870,433
    35      $1,043,200              **              **      $ 1,914,785
    40      $1,395,237              **              **     $ 1,578,323
    45      $1,844,537              **              **              **
    50      $2,417,969              **              **              **



                      Account Value                       Net Cash Surrender Value
         ---------------------------------------- ----------------------------------------
               Assuming Hypothetical Gross              Assuming Hypothetical Gross
               Annual Investment Return of:             Annual Investment Return of:
 End of  ---------------------------------------- ----------------------------------------
 Policy
  Year     0% Gross      6% Gross     12% Gross     0% Gross      6% Gross     12% Gross
-------- ------------ ------------- ------------- ------------ ------------- -------------
     1     $  8,648     $   9,203     $   9,758     $  1,218     $   1,772     $   2,328
     2     $ 17,176     $  18,818     $  20,527     $  9,745     $  11,387     $  13,096
     3     $ 25,447     $  28,719     $  32,258     $ 18,016     $  21,288     $  24,827
     4     $ 33,444     $  38,894     $  45,023     $ 26,014     $  31,463     $  37,592
     5     $ 41,146     $  49,327     $  58,896     $ 33,716     $  41,896     $  51,465
     6     $ 48,526     $  59,994     $  73,952     $ 41,096     $  52,563     $  66,521
     7     $ 55,555     $  70,869     $  90,271     $ 49,982     $  65,296     $  84,698
     8     $ 62,198     $  81,918     $ 107,933     $ 58,483     $  78,203     $ 104,218
     9     $ 68,418     $  93,100     $ 127,023     $ 66,560     $  91,242     $ 125,165
    10     $ 74,165     $ 104,362     $ 147,621     $ 74,165     $ 104,362     $ 147,621
    15     $ 98,019     $ 164,413     $ 282,027     $ 98,019     $ 164,413     $ 282,027
    20     $ 93,003     $ 207,026     $ 462,656     $ 93,003     $ 207,026     $ 462,656
    25     $ 31,510     $ 193,878     $ 677,862     $ 31,510     $ 193,878     $ 677,862
    30           **     $  44,814     $ 870,433           **     $  44,814     $ 870,433
    35           **            **     $ 914,785           **            **     $ 914,785
    40           **            **     $ 578,323           **            **     $ 578,323
    45           **            **            **           **            **            **
    50           **            **            **           **            **            **


----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

**  Policy lapses unless additional payments are made.


The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.








                      AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                               New York, NY 10104
                                 (212)554-1234

                                     PART C

Item 26. Exhibits

        (a)             Certified resolution re Authority to Market Variable Life Insurance and
                        Establish Separate Accounts, incorporated herein by reference to
                        Exhibit No. 1-A(1)(a)(i) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

        (b)             Inapplicable.

        (c)(i)          Broker-Dealer and General Agent Sales Agreement, incorporated herein by reference to Exhibit 1-A(3)(b) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

        (c)(ii)         Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (now AXA
                        Advisors, LLC), Equitable and Equitable Variable dated as of May 1, 1994, incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form S-6,
                        File No. 333-17663, filed on December 11, 1996.

        (c)(iii)        Distribution Agreement for services by The Equitable Life Assurance Society of the United States
                        to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated herein by reference to Exhibit No. 1-A(10)(c) to Registration Statement on Form S-6, File No. 333-17663, filed on
                        April 19, 2001.

        (c)(iv)         Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life
                        Assurance Society of the United States dated January 1, 2000, incorporated herein by reference to
                        Exhibit No. 1-A(10)(d) to Registration Statement on Form S-6, File No. 333-17663, filed on April 19, 2001.

        (c)(v)          General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the
                        United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h)
                        to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

        (c)(vi)         First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life
                        Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed
                        April 19, 2004.

        (c)(vii)        Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life
                        Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed
                        April 19, 2004.

        (c)(viii)       Form of BGA Sales Agreement for Fixed and Variable Life Insurance and Annuity Products incorporated herein by reference to Exhibit (c)(iv)(e) to Registration Statement File No. 333-103202 filed on
                        April 27, 2004.

        (c)(ix)          The information concerning commissions included in the SAIs forming part of this registration statement under "How we market the policies" is incorporated herein by reference.

+       (d)(i)          Flexible Premium Variable Life Insurance Policy (95-300) (Corporate Incentive Life) (Equitable),
                        incorporated herein by reference to Exhibit No. 1-A(5)(a)(iv) to Registration Statement on Form S-6,
                        File No. 333-17663, filed on December 11, 1996.

        (d)(ii)         Flexible Premium Variable Life Insurance Policy (99-300), incorporated herein by reference to
                        Exhibit No. 1-A(5)(a)(vi) to Registration Statement on Form S-6, File No. 333-17663, filed on March 1, 1999.

        (d)(iii)        Form of Flexible Premium Variable Life Insurance Policy for Incentive Life '02 (02-300),
                        incorporated herein by reference to Exhibit No. 1-A(5)(a)(vii) to Registration Statement on
                        Form S-6, File No. 333-17663, filed on August 9, 2002.

+       (d)(iv)         Option to Purchase Additional Insurance Rider (R94-204) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(d) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on December 11, 1996.

+       (d)(v)          Substitution of Insured Rider (R94-212) (Equitable), incorporated herein by reference to Exhibit
                        No. 1-A(5)(f) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

+       (d)(vi)         Renewable Term Insurance Rider on the Insured (R94-215) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(h) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

+       (d)(vii)        Disability Rider - Waiver of Monthly Deductions (R94-216) (Equitable), incorporated herein by reference to Exhibit No. 1-A(5)(j) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

+       (d)(viii)       Disability Rider - Waiver of Premiums (R94-216A) (Equitable), incorporated herein by reference to
                        Exhibit No. 1-A(5)(l) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(ix)         Accelerated Death Benefit Rider (R94-102) (Equitable), incorporated herein by reference to Exhibit
                        No. 1-A(5)(p) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(x)          Accounting Benefit Rider (S.94-118) (Equitable), incorporated herein by reference to Exhibit No.
                        1-A(5)(t) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (d)(xi)         Unisex Rider with Table of Guaranteed Payments Endorsement (S.99-33), incorporated herein by reference to Exhibit No. 1-A(5)(z)(iii) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on March 1, 1999.

        (d)(xii)        Form of Paid Up Death Benefit Guarantee Endorsement (S.99-32), incorporated herein by reference to Exhibit No. 1-A(5)(z)(iv) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on March 1, 1999.

        (d)(xiii)       Form of Enhanced Death Benefit Guarantee Rider (R99-100), incorporated herein by reference to Exhibit
                        No. 1-A(5)(z)(v) to Registration Statement on Form S-6, File No. 333-17663, filed on March 1, 1999.

        (d)(xiv)        Form of Waiver of Surrender Charge Due to Tax Law Change Endorsement (S.01-WSC), incorporated herein by reference to Exhibit No. (d)(v) to Registration Statement on Form S-6, File No. 333-76130, filed on December 31, 2001.

        (d)(xv)         Form of Paid Up Death Benefit Guarantee Endorsement for Incentive Life '02 (S.02-60), incorporated herein by reference to Exhibit No. 1-A(5)(z)(vi) to Registration Statement on Form S-6, File No.333-17663,
                        filed on August 9, 2002.

        (d)(xvi)        Children's Term Insurance Rider (R94-218) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xvii)       Integrated Term Insurance Rider (R00-10) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xviii)      Renewable Term Insurance on the Additional Insured Person (R94-217) previously filed with this
                        Registration Statement File No. 333-103199 on February 13, 2003.

        (d)(xix)        Cost of Living Rider (R96-101) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xx)         Accidental Death Benefit Rider (R94-219) previously filed with this Registration Statement File No. 333-
                        103199 on February 13, 2003.

        (d)(xxi)        Form of Flexible Premium Variable Life Insurance Policy (03-400) (Corporate Incentive Life) previously filed with this Registration Statement, File No. 333-103199 on November 17, 2003.

        (e)(i)          Application EV4-200Y (Equitable), incorporated herein by reference to Exhibit No. 1-A(10)(b) to
                        Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

        (e)(ii)         Form of Application (AXAV1-2002), incorporated herein by reference to Exhibit No. 1-A(10)(b)(ii) to
                        Registration Statement on Form S-6, File No. 333-17663, filed on August 9, 2002.

        (e)(iii)        Form of Application (AXA301-1), previously filed with this Registration Statement, File No. 333-103199 on November 17, 2003.

        (f)(i)          Declaration and Charter of Equitable, as amended January 1, 1997, incorporated herein by reference to Exhibit No. 1-A(6)(a) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on April 30, 1997.

        (f)(ii)         By-Laws of Equitable, as amended November 21, 1996, incorporated herein by reference to
                        Exhibit No. 1-A(6)(b) to Registration Statement on Form S-6, File No. 333-17663, filed on April 30, 1997.

        (g)             Form of Reinsurance Agreement between Reinsurance Company and the Equitable Life Assurance
                        Society of the United States previously filed with this Registration Statement on April 4, 2003.

        (h)(i)          Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable
                        Distributors, Inc. (now AXA Distributors LLC) and EQ Financial Consultants, Inc.
                        (now AXA Advisors, LLC), incorporated herein by reference to the Registration Statement of
                        EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on August 28, 1997.

        (h)(ii)         Form of Participation Agreement among AXA Premier VIP Trust, The Equitable Life Assurance Society
                        of the United States, Equitable Distributors, Inc., AXA Distributors LLC, and AXA Advisors, LLC,
                        incorporated herein by reference to Exhibit No. 8(b) to Registration Statement File No. 333-60730,
                        filed on December 5, 2001.

        (h)(iii)        Form of Participation Agreement among The Equitable Life Assurance Society of the United States,
                        The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17663,
                        filed on October 8, 2002.

        (h)(iv)         Form of Participation Agreement among OCC Accumulation Trust, Equitable Life Assurance Society of
                        the United States, OCC Distributors LLC and OPCAP Advisors LLC, incorporated herein by reference to
                        Exhibit No. 1-A(9)(e) to Registration Statement on Form S-6, File No. 333-17663, filed on October 8, 2002.

        (h)(v)          Form of Participation Agreement among Fidelity Distributors Corporation, Variable Insurance Products
                        Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III and The Equitable
                        Life Assurance Society of the United States and Form of Sub License agreement between The Equitable Life
                        Assurance Society of the United States and Fidelity Distributors Corporation previously filed with this Registration Statement on April 4, 2003.

        (h)(vi)         Form of Participation Agreement among BARR Rosenberg Variable Insurance Trust, BARR ROSENBERG FUNDS
                        DISTRIBUTOR, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC, and the Equitable Life Assurance Society
                        of the United States incorporated herein by reference to Exhibit No. 27(h)(vi) to amended Registration
                        Statement File No. 333-103202, filed on August 4, 2003.

        (i)             Administration Contracts. See (c)(ii),(iii) & (iv).

        (j)             Inapplicable.

        (k)             Opinion and Consent of Robin M. Wagner, Vice President and Counsel of Equitable previously filed with this
                        Registration Statement File No. 333-103199 on February 13, 2003.

        (k)(i)          Opinion and Consent of Dodie Kent, Vice President and Counsel of AXA Equitable previously filed with this
                        Registration Statement on April 27, 2004.

        (l)             Opinion and Consent of Brian Lessing, FSA, MAAA, Vice President and Actuary of
                        AXA Equitable, filed herewith.

        (m)             Sample Calculation for Illustrations.

        (n)(i)          Consent of Independent registered public accounting firm.

        (n)(ii)         Powers of Attorney, incorporated herein by reference to Exhibit No. 7(a) to Registration Statement on Form S-6, File No. 333-17663, filed on April 28, 2000.

        (n)(iii)        Powers of Attorney previously filed with this Registration Statement on April 4, 2003.

        (n)(iv)         Powers of Attorney incorporated herein by reference to Exhibit 10(a) to Registration Statement No. 2-30070
                        on Form N-4, filed on April 19, 2004.

        (n)(v)          Powers of Attorney, incorporated herein by reference to Exhibit 10.(d) to Registration Statement
                        File No. 333-05593 on Form N-4, filed on August 4, 2004.

        (n)(vi)         Powers of Attorney, incorporated herein by reference to Exhibit 10.(f) to Registration Statement File No.
                        333-05593 on Form N-4, filed on April 20, 2005.

        (o)             Inapplicable.

        (p)             Inapplicable.

        (q)             Description of Equitable's Issuance, Transfer and Redemption Procedures for Flexible
                        Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company
                        Act of 1940, incorporated herein by reference to Exhibit No. 8 to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

----------------
+ State variations not included

Item 27: Directors and Officers of AXA Equitable.


         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Bruce W. Calvert                            Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

Claus-Michael Dill                          Director
AXA Konzern AG
Colonia-Allee 10-20
D-51067 Cologne, Germany

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

John C. Graves                              Director
Graves Ventures, LLC
130 Fifth Avenue
New York, NY 10011

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

W. Edwin Jarmain                            Director
Jarmain Group Inc.
77 King Street West
Toronto, M5K 1K2
Canada

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Christina Johnson                           Director
Christina Johnson and Associates
200 Railroad Avenue
Greenwich, CT 06830

Scott D. Miller                             Director
Six Sigma Academy
315 East Hopkins Street
Suite 401
Aspen, CO 81611

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

Joseph H. Moglia                            Director
Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Peter J. Tobin                              Director
St. John's University
101 Murray Street
New York, NY 10007


OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

*Stanley B. Tulin                           Vice Chairman of the Board,
                                            Chief Financial Officer and Director

OTHER OFFICERS
--------------

*Leon Billis                                Executive Vice President
                                            and AXA Group Deputy
                                            Chief Information Officer

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Senior Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Stuart L. Faust                            Senior Vice President and
                                            Deputy General Counsel

*Alvin H. Fenichel                          Senior Vice President and
                                            Controller

*Jennifer Blevins                           Executive Vice President

*Mary Beth Farrell                          Executive Vice President

*Jerald E. Hampton                          Executive Vice President

*Robert S. Jones, Jr.                       Executive Vice President

*Richard S. Dziadzio                        Executive Vice President

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            ---------

*Paul J. Flora                              Senior Vice President and Auditor

*James D. Goodwin                           Senior Vice President

*Edward J. Hayes                            Senior Vice President

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*Anthony C. Pasquale                        Senior Vice President

*Pauline Sherman                            Senior Vice President, Secretary and
                                            Associate General Counsel

*Richard V. Silver                          Executive Vice President and
                                            General Counsel

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Senior Vice President and Actuary

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

         AXA's Abbreviated AXA Organizational Chart and the AXA Organizational Chart are incorporated by reference to Exhibit 26. to Registration Statement (File No. 333-05593) on Form N-4, filed April 20, 2005.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
          LAST UPDATED: 04/13/2005

                                                                                                        State of        State of
                                                                                          Type of      Incorp. or      Principal
                                                                                         Subsidiary     Domicile       Operation
                                                                                         ----------     --------       ---------

                                                                                                    --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                    DE              NY
------------------------------------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                                ND              ND
      ------------------------------------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                                HCO            DE              CT
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                        Operating         DE              CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                      Operating         DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                        Operating         DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                                 Operating         VA              VA
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                      Operating         VA              VA
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                    HCO            DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company *                                              Insurance         NY              NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Holdings, LLC                                         HCO            DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.    Insurance     Argentina       Argentina
                           ---------------------------------------------------------------------------------------------------------
                           MONY Financial Resources of the Americas Limited                 HCO         Jamaica         Jamaica
                           ---------------------------------------------------------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.               Operating   Cayman Islands  Cayman Islands
                           ---------------------------------------------------------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.           Operating       Brazil          Brazil
                               -----------------------------------------------------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *       Insurance   Cayman Islands  Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Life Insurance Company of America *                              Insurance         AZ              NY
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Accumulation Trust                                     Operating         MA              GA
                       -------------------------------------------------------------------------------------------------------------
                       Mony Series Funds, Inc.                                           Operating         MD              NY
                   -----------------------------------------------------------------------------------------------------------------
                   Sagamore Financial, LLC                                                  HCO            OH              OH
                   -----------------------------------------------------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *                           Insurance         OH              OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Services, Inc.                                            HCO            DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                       Financial Marketing Agency, Inc.                                  Operating         OH              OH
                       -------------------------------------------------------------------------------------------------------------
                       MONY Brokerage, Inc.                                              Operating         DE              PA
                       -------------------------------------------------------------------------------------------------------------
                       1740 Ventures, Inc.                                               Operating         NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       Enterprise Capital Management, Inc.                               Operating         GA              GA
                       -------------------------------------------------------------------------------------------------------------
                       MONY Assets Corp.                                                    HCO            NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       1740 Advisers, Inc.                                               Operating         NY              NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Securities Corporation                                       Operating         NY              NY
      ------------------------------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                               DE              NY
      ------------------------------------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                                   DE              NY
          --------------------------------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                               DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                              Operating         DE              NY
              ----------------------------------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                                           Operating         AL              AL
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC                   Operating         DE              NY
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC                    Operating         MA              MA
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                                           Operating         NV              NV
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                                      Operating        P.R.            P.R.
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.                        Operating         TX              TX
                   -----------------------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                            Insurance         NY              NY
          --------------------------------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                   Insurance         CO              CO
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                             Investment        DE              NY
              ----------------------------------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                        Investment        DE              NY
                   -----------------------------------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                                 Investment        **
              ----------------------------------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                                        HCO            NY              NY
              ----------------------------------------------------------------------------------------------------------------------
                   See Attached Listing A
              ----------------------------------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                                       HCO            DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                               Investment        PA              PA
              ----------------------------------------------------------------------------------------------------------------------
              STCS, Inc.                                                                 Investment        DE              NY
              ----------------------------------------------------------------------------------------------------------------------
              EVSA, Inc.                                                                 Investment        DE              PA
              ----------------------------------------------------------------------------------------------------------------------

                                                                                                                           Parent's
                                                                                                              Number of   Percent of
                                                                                             Federal           Shares      Ownership
                                                                                            Tax ID #            Owned     or Control
                                                                                            ---------           -----     ----------

                                                                                     ----------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                     13-3623351
-----------------------------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)                                                 45-0373941           1,000      100.00%
      -----------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                                13-4139153                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                           75-2961816                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                         13-4194065                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                           13-4194080                      100.00%
      -----------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                                    54-1533186                      100.00%
      -----------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                         54-1968996                      100.00%
      -----------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                                    13-3976138                      100.00%
      -----------------------------------------------------------------------------------------------------
              MONY Life Insurance Company *                                                 13-1632487                      100.00%
              ---------------------------------------------------------------------------------------------
                   MONY International Holdings, LLC                                         13-3790446                      100.00%
                   ----------------------------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.       98-0157781                      100.00%
                           --------------------------------------------------------------------------------
                           MONY Financial Resources of the Americas Limited                                                  99.00%
                           --------------------------------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.                  98-0152047                      100.00%
                           --------------------------------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.                                               99.00%
                               ----------------------------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *          98-0152046                      100.00%
                   ----------------------------------------------------------------------------------------
                   MONY Life Insurance Company of America *                                 86-0222062                      100.00%
                   ----------------------------------------------------------------------------------------
                       Enterprise Accumulation Trust                                        58-6303987                      100.00%
                       ------------------------------------------------------------------------------------
                       Mony Series Funds, Inc.                                              13-3388742                      100.00%
                   ----------------------------------------------------------------------------------------
                   Sagamore Financial, LLC                                                  31-1296919                      100.00%
                   ----------------------------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *                              38-2046096                      100.00%
                   ----------------------------------------------------------------------------------------
                   MONY Financial Services, Inc.                                            11-3722370                      100.00%
                   ----------------------------------------------------------------------------------------
                       Financial Marketing Agency, Inc.                                     31-1465146                       99.00%
                       ------------------------------------------------------------------------------------
                       MONY Brokerage, Inc.                                                 22-3015130                      100.00%
                       ------------------------------------------------------------------------------------
                       1740 Ventures, Inc.                                                  13-2848244                      100.00%
                       ------------------------------------------------------------------------------------
                       Enterprise Capital Management, Inc.                                  58-1660289                      100.00%
                       ------------------------------------------------------------------------------------
                       MONY Assets Corp.                                                    13-2662263                      100.00%
                       ------------------------------------------------------------------------------------
                       1740 Advisers, Inc.                                                  13-2645490                      100.00%
                       ------------------------------------------------------------------------------------
                       MONY Securities Corporation                                          13-2645488                      100.00%
      -----------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)                                                52-2197822               -      100.00%
      -----------------------------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)                                    13-4078005           1,000      100.00%
          -------------------------------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)                                                13-4071393               -      100.00%
              ---------------------------------------------------------------------------------------------
              AXA Network, LLC     (Note 6)                                                 06-1555494               -      100.00%
              ---------------------------------------------------------------------------------------------
                   AXA Network of Alabama, LLC                                              06-1562392               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC                      13-4085852               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC                       04-3491734               -      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Nevada, Inc.                                              13-3389068                      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.                                         66-0577477                      100.00%
                   ----------------------------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.                           75-2529724           1,050      100.00%
                   ----------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                               13-5570651       2,000,000      100.00%
          -------------------------------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                      13-3198083       1,000,000      100.00%
              ---------------------------------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                                13-3385076               -            -
              ---------------------------------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                           13-3385080               -            -
                   ----------------------------------------------------------------------------------------
              Real Estate Partnership Equities (various)                                        -                    -            -
              ---------------------------------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)                                        22-2766036               -      100.00%
              ---------------------------------------------------------------------------------------------
                   See Attached Listing A
              ---------------------------------------------------------------------------------------------
              ACMC, Inc.     (Note 4)                                                       13-2677213       5,000,000      100.00%
              ---------------------------------------------------------------------------------------------
              Wil-Gro, Inc                                                                  23-2702404           1,000      100.00%
              ---------------------------------------------------------------------------------------------
              STCS, Inc.                                                                    13-3761592           1,000      100.00%
              ---------------------------------------------------------------------------------------------
              EVSA, Inc.                                                                    23-2671508              50      100.00%
              ---------------------------------------------------------------------------------------------


                                                                                                 Comments
                                                                                         (e.g., Basis of Control)
                                                                                         ------------------------

AXA Financial, Inc.  (Notes 1 & 2)   **
-------------------------------------------------------------------------------------
      Frontier Trust Company, FSB  (Note 7)
      -------------------------------------------------------------------------------
      The Advest Group, Inc.
      -------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.
      -------------------------------------------------------------------------------
      MONY Capital Management, Inc.
      -------------------------------------------------------------------------------
      MONY Asset Management, Inc.
      -------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.
      -------------------------------------------------------------------------------
      Matrix Private Equities, Inc.
      -------------------------------------------------------------------------------
      MONY Holdings, LLC
      -------------------------------------------------------------------------------
              MONY Life Insurance Company *
              -----------------------------------------------------------------------
                   MONY International Holdings, LLC
                   ------------------------------------------------------------------
                           MONY International Life Insurance Co. Seguros de Vida S.A.
                           ----------------------------------------------------------
                           MONY Financial Resources of the Americas Limited
                           ----------------------------------------------------------
                           MONY Bank & Trust Company of the Americas, Ltd.
                           ----------------------------------------------------------
                               MONY Consultoria e Correctagem de Seguros Ltda.
                               ------------------------------------------------------
                               MONY Life Insurance Company of the Americas, Ltd. *
                   ------------------------------------------------------------------
                   MONY Life Insurance Company of America *
                   ------------------------------------------------------------------
                       Enterprise Accumulation Trust
                       --------------------------------------------------------------
                       Mony Series Funds, Inc.
                   ------------------------------------------------------------------
                   Sagamore Financial, LLC
                   ------------------------------------------------------------------
                       U.S. Financial Life Insurance Company *
                   ------------------------------------------------------------------
                   MONY Financial Services, Inc.
                   ------------------------------------------------------------------
                       Financial Marketing Agency, Inc.
                       --------------------------------------------------------------
                       MONY Brokerage, Inc.
                       --------------------------------------------------------------
                       1740 Ventures, Inc.
                       --------------------------------------------------------------
                       Enterprise Capital Management, Inc.
                       --------------------------------------------------------------
                       MONY Assets Corp.
                       --------------------------------------------------------------
                       1740 Advisers, Inc.
                       --------------------------------------------------------------
                       MONY Securities Corporation
      -------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------
          AXA Distribution Holding Corporation  (Note 2)
          ---------------------------------------------------------------------------
              AXA Advisors, LLC     (Note 5)
              -----------------------------------------------------------------------
              AXA Network, LLC     (Note 6)
              -----------------------------------------------------------------------
                   AXA Network of Alabama, LLC
                   ------------------------------------------------------------------
                   AXA Network of Connecticut, Maine and New York, LLC
                   ------------------------------------------------------------------
                   AXA Network Insurance Agency of Massachusetts, LLC
                   ------------------------------------------------------------------
                   AXA Network of Nevada, Inc.
                   ------------------------------------------------------------------
                   AXA Network of Puerto Rico, Inc.
                   ------------------------------------------------------------------
                   AXA Network Insurance Agency of of Texas, Inc.
                   ------------------------------------------------------------------
          AXA Equitable Life Insurance Company (Note 2 & 9) *                          NAIC # 62944
          ---------------------------------------------------------------------------
              AXA Life and Annuity Company * (Note 10)                                 NAIC # 62880
              -----------------------------------------------------------------------
              Equitable Deal Flow Fund, L.P.                                           G.P & L.P.
              -----------------------------------------------------------------------
                   Equitable Managed Assets, L.P.                                      G.P.
                   ------------------------------------------------------------------
              Real Estate Partnership Equities (various)                               **
              -----------------------------------------------------------------------
              Equitable Holdings, LLC  (Notes 3 & 4)
              -----------------------------------------------------------------------
                   See Attached Listing A
              -----------------------------------------------------------------------
              ACMC, Inc.     (Note 4)
              -----------------------------------------------------------------------
              Wil-Gro, Inc
              -----------------------------------------------------------------------
              STCS, Inc.
              -----------------------------------------------------------------------
              EVSA, Inc.
              -----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------

   *  Affiliated Insurer

   ** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

   *** All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
   Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
   Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
   Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, Alliance Capital Management Holding L.P. ("Alliance Holding") reorganized by transferring its business and assets to Alliance Capital Management L.P., a newly formed private partnership ("Alliance Capital").

   As of December 21, 2004, AXF and its subsidiaries owned 61.33% of the issued and outstanding units of limited partnership interest in Alliance Capital (the "Alliance Capital Units"), as follows:
        AXF held directly 32,699,154 Alliance Capital Units (12.75%),
        AXA Equitable Life directly owned 7,765,204 Alliance Capital Units (3.03%),
        ACMC, Inc. owned 66,220,822 Alliance Capital Units (25.82%), and
        ECMC, LLC owned 40,880,637 Alliance Capital Units (15.94%).
   Alliance Capital Management Corporation also owns a 1% general partnership interest in Alliance Capital.

   In addition, ECMC, LLC and ACMC, Inc. each own 722,178 units (0.28% each), representing assignments of beneficial ownership of limited partnership interests in Alliance Holding (the "Alliance Holding Units"). Alliance Capital Management Corp. owns 100,000 units of general partnership interest (0.04%), in Alliance Holding. Alliance Holding Units are publicly traded on the New York Stock exchange.

   On December 21, 2004, AXF contributed 4,389,192 (1.71%)Alliance Capital Units to MONY Life and 1,225,000 (.48%)Alliance Capital Units to MLOA.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11. Effective February 18, 2005, MONY Realty Capital, Inc. was sold to
    MMA.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------

          Dissolved: - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
                     - 100 Federal Street Funding Corporation was dissolved August 31, 1998.
                     - 100 Federal Street Realty Corporation was dissolved December 20, 2001.
                     - CCMI Corp. was dissolved on October 7, 1999.
                     - ELAS Realty, Inc. was dissolved January 29, 2002.
                     - EML Associates, L.P. was dissolved March 27, 2001.
                     - EQ Services, Inc. was dissolved May 11, 2001.
                     - Equitable BJVS, Inc. was dissolved October 3, 1999.
                     - Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
                     - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
                     - Equitable JVS II, Inc. was dissolved December 4, 1996
                     - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                          dissolved on December 31, 2000.
                     - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
                     - EREIM Managers Corporation was dissolved March 27, 2001.
                     - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
                     - EVLICO, Inc. was dissolved in 1999.
                     - Franconom, Inc. was dissolved on December 4, 2000.
                     - GP/EQ Southwest, Inc. was dissolved October 21, 1997
                     - HVM Corp. was dissolved on Feb. 16, 1999.
                     - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
                     - Prime Property Funding, Inc. was dissolved in Feb. 1999.
                     - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
                     - Six-Pac G.P., Inc. was dissolved July 12,1999
                     - Paramount Planners, LLC., a direct subsidiary of  AXA Distribution Holding Corporation, was dissolved on December 5, 2003
                     - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
                     - ECLL Inc. was dissolved July 15, 2003
                     - MONY Realty Partners, Inc. was dissolved February 2005

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                                      State of
                                                                                                         Type of     Incorp. or
                                                                                                        Subsidiary    Domicile
                                                                                                        ----------    --------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                              Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                                               Operating        VT
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                                   Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                                           Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)                       Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                                                  Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                                         Investment       NY
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                                 Investment       NY
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                                                Investment       TX
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                                                      Investment       DE
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                                                Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                                Operating        DE
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                                           Operating        DE
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC                          Operating        MA
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                                 Operating        TX
                   -----------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                                         Operating        DE
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)                        Operating        DE
                   -----------------------------------------------------------------------------------------------------------------


                                                                                                          State of
                                                                                                         Principal    Federal
                                                                                                         Operation   Tax ID #
                                                                                                         ---------   ---------

AXA Financial, Inc.
------------------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ------------------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          --------------------------------------------------------------------------------------------
              Equitable Holdings, LLC
              ----------------------------------------------------------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                                   NY      13-3049038
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Casualty Insurance Company *                                                    VT      06-1166226
                   -----------------------------------------------------------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                                        NY      13-3266813
                   -----------------------------------------------------------------------------------------------------------------
                       Equitable Capital Private Income & Equity
                         Partnership II, L.P.                                                                NY      13-3544879
                   -----------------------------------------------------------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)                            NY      13-3633538
                   -----------------------------------------------------------------------------------------------------------------
                       See Attached Listing B
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable JVS, Inc.                                                                       GA      58-1812697
                   -----------------------------------------------------------------------------------------------------------------
                       Astor Times Square Corp.                                                              NY      13-3593699
                       -------------------------------------------------------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                                      NY      13-3593692
                       -------------------------------------------------------------------------------------------------------------
                       PC Landmark, Inc.                                                                     TX      75-2338215
                       -------------------------------------------------------------------------------------------------------------
                       EJSVS, Inc.                                                                           NJ      58-2169594
                   -----------------------------------------------------------------------------------------------------------------
                   AXA Distributors, LLC                                                                     NY      52-2233674
                   -----------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                                     AL      52-2255113
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                                            CT, ME,NY   06-1579051
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC                               MA      04-3567096
                       -------------------------------------------------------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                                      TX      74-3006330
                   -----------------------------------------------------------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                                              NY      13-3813232
                   -----------------------------------------------------------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)                             NJ      22-3492811
                   -----------------------------------------------------------------------------------------------------------------


                                                                                                   Parent's
                                                                                    Number of      Percent of         Comments
                                                                                     Shares        Ownership       (e.g., Basis
                                                                                      Owned        or Control       of Control)
                                                                                      -----        ----------   --------------------

AXA Financial, Inc.
-----------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -----------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
          -------------------------------------------------------------------------
              Equitable Holdings, LLC
              ---------------------------------------------------------------------
                   ELAS Securities Acquisition Corporation                                500      100.00%
                   ----------------------------------------------------------------
                   Equitable Casualty Insurance Company *                               1,000      100.00%
                   ----------------------------------------------------------------
                   ECMC, LLC   (See Note 4 on Page 2)                                       -      100.00%
                   ----------------------------------------------------------------
                       Equitable Capital Private Income & Equity                                            ECMC is G.P.
                         Partnership II, L.P.                                               -            -  ("Deal Flow Fund II")
                   ----------------------------------------------------------------
                   Alliance Capital Management Corporation (See Note 4 on Page 2)         100      100.00%
                   ----------------------------------------------------------------
                       See Attached Listing B
                   ----------------------------------------------------------------
                   Equitable JVS, Inc.                                                  1,000      100.00%
                   ----------------------------------------------------------------
                       Astor Times Square Corp.                                           100      100.00%
                       ------------------------------------------------------------
                       Astor/Broadway Acquisition Corp.                                   100      100.00% G.P. of Astor
                       ------------------------------------------------------------                          Acquisition. L.P.
                       PC Landmark, Inc.                                                1,000      100.00%
                       ------------------------------------------------------------
                       EJSVS, Inc.                                                      1,000      100.00%
                   ----------------------------------------------------------------
                   AXA Distributors, LLC                                                    -      100.00%
                   ----------------------------------------------------------------
                       AXA Distributors Insurance Agency of Alabama, LLC                    -      100.00%
                       ------------------------------------------------------------
                       AXA Distriburors Insurance Agency, LLC                               -      100.00%
                       ------------------------------------------------------------
                       AXA Distributors Insurance Agency of Massachusetts, LLC              -      100.00%
                       ------------------------------------------------------------
                       AXA Distributors Insurance Agency of Texas, Inc.                 1,000      100.00%
                   ----------------------------------------------------------------
                   J.M.R. Realty Services, Inc.                                         1,000      100.00%
                   ----------------------------------------------------------------
                   Equitable Structured Settlement Corp.  (See Note 8 on Page 2)          100      100.00%
                   ----------------------------------------------------------------

*  Affiliated Insurer

      Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
      Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999. Effective March 15, 2000, Equisource of New York, Inc. and its
        subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Holding Corp.
      Efective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.
---------------------------------------------

                                                                                                       State of    State of
                                                                                          Type of     Incorp. or  Principal
                                                                                         Subsidiary    Domicile   Operation
                                                                                         ----------    --------   ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   -----------------------------------------------------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)   Operating        DE          NY
                       -------------------------------------------------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)          Operating        DE          NY
                       -------------------------------------------------------------------------------------------------------------
                           Albion Alliance LLC                                           Operating        DE          NY
                           ---------------------------------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                            HCO           DE          MA
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management LLC                                  HCO           DE          NY
                           ---------------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                           Operating        DE          NY
                           ---------------------------------------------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                    HCO           DE          NY
                           ---------------------------------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                           Operating      India       India
                               -----------------------------------------------------------------------------------------------------
                               ACM Global Investor Services S.A.                         Operating       Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                   Operating       Lux.        Lux.
                                    ------------------------------------------------------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                      Operating      Spain       Spain
                               -----------------------------------------------------------------------------------------------------
                               ACM International (France) SAS                            Operating      France      France
                               -----------------------------------------------------------------------------------------------------
                               ACM Software Services Ltd.                                Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                   Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd             Operating      Japan       Japan
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Australia Limited                        Operating      Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                                    Far Eastern Alliance Asset Management                Operating      Taiwan      Taiwan
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                 Operating        DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Latin America Ltd.                       Operating      Brazil      Brazil
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Limited                                  Operating       U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Services Ltd.                       Operating       U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                        Dimensional Trust Management Ltd.                Operating       U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                        Operating       Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                   Operating        DE      Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management Australia Limited             Operating      Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                  Operating        DE        Canada
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management New Zealand Limited           Operating       N.Z.        N.Z.
                               -----------------------------------------------------------------------------------------------------


                                                                                                               Number of
                                                                                            Federal             Shares
                                                                                           Tax ID #              Owned
                                                                                           ---------             -----

AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ---------------------------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)
                       -----------------------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)            13-3434400
                       -----------------------------------------------------------------------------------
                           Albion Alliance LLC                                             13-3903734
                           -------------------------------------------------------------------------------
                           Cursitor Alliance LLC                                           22-3424339
                           -------------------------------------------------------------------------------
                           Alliance Capital Management LLC
                           -------------------------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC
                           -------------------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                   13-2778645                  10
                           -------------------------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                                 -
                               ---------------------------------------------------------------------------
                               ACM Global Investor Services S.A.                               -
                               ---------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                         -
                                    ----------------------------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                            -
                               ---------------------------------------------------------------------------
                               ACM International (France) SAS                                  -
                               ---------------------------------------------------------------------------
                               ACM Software Services Ltd.                                  13-3910857
                               ---------------------------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                     13-3548918               1,000
                               ---------------------------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd                   -
                               ---------------------------------------------------------------------------
                               Alliance Capital Australia Limited                              -
                               ---------------------------------------------------------------------------
                                    Far Eastern Alliance Asset Management                      -
                               ---------------------------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                   13-3626546               1,000
                               ---------------------------------------------------------------------------
                               Alliance Capital Latin America Ltd.                             -
                               ---------------------------------------------------------------------------
                               Alliance Capital Limited                                        -                  250,000
                               ---------------------------------------------------------------------------
                                    Alliance Capital Services Ltd.                             -                    1,000
                                    ----------------------------------------------------------------------
                                        Dimensional Trust Management Ltd.                      -                   50,000
                               ---------------------------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                              -                    3,999
                               ---------------------------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                     13-3752293
                               ---------------------------------------------------------------------------
                               Alliance Capital Management Australia Limited                   -
                               ---------------------------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                    13-3630460              18,750
                               ---------------------------------------------------------------------------
                               Alliance Capital Management New Zealand Limited                 -
                               ---------------------------------------------------------------------------


                                                                                          Parent's
                                                                                          Percent of
                                                                                          Ownership            Comments
                                                                                          or Control   (e.g., Basis of Control)
                                                                                          ----------   ------------------------

AXA Financial, Inc.
----------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      ----------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ------------------------------------------------------------------------------
              Equitable Holdings, LLC
              --------------------------------------------------------------------------
                   Alliance Capital Management Corporation                                             owns 1% GP interest in
                                                                                                       Alliance Capital Management
                                                                                                       L.P. and 100,000 GP units in
                                                                                                       Alliance Capital Management
                                                                                                       Holding L.P.
                   ----------------------------------------------------------------------
                       Alliance Capital Management Holding L.P. (See Note 4 on Page 2)               -
                       ------------------------------------------------------------------
                       Alliance Capital Management L.P.  (See Note 4 on Page 2)
                       ------------------------------------------------------------------
                           Albion Alliance LLC                                                  37.60% Equitable Life = 4.7%;
                                                                                                         3rd parties = 57.7%
                           --------------------------------------------------------------
                           Cursitor Alliance LLC                                               100.00%
                           --------------------------------------------------------------
                           Alliance Capital Management LLC                                     100.00%
                           --------------------------------------------------------------
                               Sanford C. Bernstein & Co., LLC                                 100.00%
                           --------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware                       100.00%
                           --------------------------------------------------------------
                               ACAM Trust Company Private Ltd.                                 100.00%
                               ----------------------------------------------------------
                               ACM Global Investor Services S.A.                                99.00% Alliance Capital Oceanic
                                                                                                         Corp. owns 1%
                               ----------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                           1.00% New Alliance Asset Mngmnt
                                                                                                         (Asia) Ltd owns 99%
                                    -----------------------------------------------------
                                    ACM Fund Services (Espana) S.L.                            100.00%
                               ----------------------------------------------------------
                               ACM International (France) SAS                                  100.00%
                               ----------------------------------------------------------
                               ACM Software Services Ltd.                                      100.00%
                               ----------------------------------------------------------
                               Alliance Barra Research Institute, Inc.                         100.00%
                               ----------------------------------------------------------
                               Alliance Capital Asset Management (Japan) Ltd                   100.00%
                               ----------------------------------------------------------
                               Alliance Capital Australia Limited                              100.00%
                               ----------------------------------------------------------
                                    Far Eastern Alliance Asset Management                       20.00% 3rd parties = 80%
                               ----------------------------------------------------------
                               Alliance Capital Global Derivatives Corp.                       100.00%
                               ----------------------------------------------------------
                               Alliance Capital Latin America Ltd.                              99.00% Alliance Capital Oceanic
                                                                                                         Corp. owns 1%
                               ----------------------------------------------------------
                               Alliance Capital Limited                                        100.00%
                               ----------------------------------------------------------
                                    Alliance Capital Services Ltd.                             100.00%
                                    -----------------------------------------------------
                                        Dimensional Trust Management Ltd.                      100.00%
                               ----------------------------------------------------------
                               Alliance Capital (Luxembourg) S.A.                               99.98% Alliance Cap. Oceanic Corp.
                                                                                                         owns 0.025%
                               ----------------------------------------------------------
                               Alliance Capital Management (Asia) Ltd.                         100.00%
                               ----------------------------------------------------------
                               Alliance Capital Management Australia Limited                    50.00% 3rd parties = 50%
                               ----------------------------------------------------------
                               Alliance Capital Management Canada, Inc.                        100.00%
                               ----------------------------------------------------------
                               Alliance Capital Management New Zealand Limited                  50.00% 3rd parties = 50%
                               ----------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING B - ALLIANCE CAPITAL MANAGEMENT CORP.
---------------------------------------------


                                                                                                         State of    State of
                                                                                             Type of    Incorp. or  Principal
                                                                                            Subsidiary   Domicile   Operation
                                                                                            ----------   --------   ---------

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ---------------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.               Operating   So Africa   So Africa
                               -----------------------------------------------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                   Operating     Nambia      Nambia
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                 Operating   Singapore   Singapore
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                    Operating   Mauritius   Mauritius
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd   Operating     India       India
                               -----------------------------------------------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                               Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                        Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)         Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                      Operating       DE          NJ
                               -----------------------------------------------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                     Operating     Russia      Russia
                               -----------------------------------------------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                       Operating    So Korea    So Korea
                               -----------------------------------------------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                     Operating      H.K.        H.K.
                               -----------------------------------------------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                         Operating     Taiwan      Taiwan
                                    ------------------------------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                      Operating      Lux.        Lux.
                               -----------------------------------------------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                               Operating       DE          NY
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                    Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.              Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                        Operating     Aust.       Aust.
                               -----------------------------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                   Operating      U.K.        U.K.
                               -----------------------------------------------------------------------------------------------------
                                    ACM Investments Ltd.                                    Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                          Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                      Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Alliance Cecogest S.A.                                  Operating     France      France
                                    ------------------------------------------------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                         Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Cursitor Holdings Ltd.                                  Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------
                                    Whittingdale Nominees Ltd.                              Operating      U.K.        U.K.
                                    ------------------------------------------------------------------------------------------------



                                                                                                                  Number of
                                                                                                 Federal           Shares
                                                                                                Tax ID #            Owned
                                                                                                ---------           -----

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ------------------------------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.                       -
                               --------------------------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                           -
                               --------------------------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                         -
                               --------------------------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                            -
                               --------------------------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd           -
                               --------------------------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                                   13-3441277               1,000
                               --------------------------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                            52-1671668               1,000
                               --------------------------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                    13-3802178
                               --------------------------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)             13-3191825                 100
                               --------------------------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                          13-3211780                 100
                               --------------------------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                             -
                               --------------------------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                               -
                               --------------------------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                             -
                               --------------------------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                                 -
                                    ---------------------------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                              -
                               --------------------------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                                   13-3613617              50,000
                               --------------------------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                            -
                               --------------------------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.                      -
                               --------------------------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                                -
                               --------------------------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                           -
                               --------------------------------------------------------------------------------
                                    ACM Investments Ltd.                                            -
                                    ---------------------------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                                  -
                                    ---------------------------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                              -
                                    ---------------------------------------------------------------------------
                                    Alliance Cecogest S.A.                                          -
                                    ---------------------------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                                 -
                                    ---------------------------------------------------------------------------
                                    Cursitor Holdings Ltd.                                          -
                                    ---------------------------------------------------------------------------
                                    Whittingdale Nominees Ltd.                                      -
                                    ---------------------------------------------------------------------------


                                                                                           Parent's
                                                                                           Percent of
                                                                                           Ownership            Comments
                                                                                           or Control   (e.g., Basis of Control)
                                                                                           ----------   ------------------------

AXA Financial, Inc.
-------------------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      -------------------------------------------------------------------------------------
          AXA Equitable Life Insurance Company
          ---------------------------------------------------------------------------------
              Equitable Holdings, LLC
              -----------------------------------------------------------------------------
                   Alliance Capital Management Corporation
                   ------------------------------------------------------------------------
                       Alliance Capital Management L.P.
                       --------------------------------------------------------------------
                           Alliance Capital Management Corp. of Delaware (Cont'd)
                           ----------------------------------------------------------------
                               Alliance Capital Management (Proprietary) Ltd.                    80.00% 3rd parties = 20%
                               ------------------------------------------------------------
                                    Alliance-Odyssey Capital Mgmt. (Nambia)
                                       (Proprietary) Ltd.                                       100.00%
                               ------------------------------------------------------------
                               Alliance Capital Management (Singapore) Ltd.                     100.00%
                               ------------------------------------------------------------
                               Alliance Capital (Mauritius) Private Ltd.                        100.00%
                               ------------------------------------------------------------
                                    Alliance Capital Asset Management (India) Private Ltd        75.00% 3rd parties = 25%
                               ------------------------------------------------------------
                               Alliance Capital Oceanic Corp.                                   100.00% inactive
                               ------------------------------------------------------------
                               Alliance Corporate Finance Group Inc.                            100.00%
                               ------------------------------------------------------------
                               Alliance Eastern Europe, Inc.                                    100.00%
                               ------------------------------------------------------------
                               AllianceBernstein Investment Research and
                               Management, Inc., (Alliance Fund Distributors, Inc.)                   1
                               ------------------------------------------------------------
                               Alliance Global Investor Services, Inc.                          100.00%   formerly, Alliance Fund
                                                                                                            Services, Inc.
                               ------------------------------------------------------------
                               Alliance SBS-AGRO Capital Management Co.                          49.00% 3rd parties = 51%
                               ------------------------------------------------------------
                               Hanwha Investment Trust Mgmt. Co., Ltd                            20.00% 3rd parties = 80%
                               ------------------------------------------------------------
                               New Alliance Asset Management (Asia) Ltd                          50.00% 3rd parties = 50%
                               ------------------------------------------------------------
                                    Alliance Capital Taiwan Limited                              99.00% Others owns 1%
                                    -------------------------------------------------------
                                    ACM New-Alliance (Luxembourg) S.A.                           99.00% ACM Global Investor Svcs
                                                                                                          owns 1%
                               ------------------------------------------------------------
                               Meiji - Alliance Capital Corp.                                    50.00% Meiji Mutual Life owns 50%
                               ------------------------------------------------------------
                               Sanford C. Bernstein Ltd.                                        100.00%
                               ------------------------------------------------------------
                                    Sanford C. Bernstein (CREST Nominees) Ltd.                  100.00%
                               ------------------------------------------------------------
                               Sanford C. Bernstein Proprietary Ltd.                            100.00%
                               ------------------------------------------------------------
                               Whittingdale Holdings Ltd.                                       100.00%
                               ------------------------------------------------------------
                                    ACM Investments Ltd.                                        100.00%
                                    -------------------------------------------------------
                                    Alliance Asset Allocation Ltd.                              100.00%
                                    -------------------------------------------------------
                                    Alliance Capital Whittingdale Ltd.                          100.00%
                                    -------------------------------------------------------
                                    Alliance Cecogest S.A.                                      100.00%
                                    -------------------------------------------------------
                                    Cursitor Alliance Services Ltd.                             100.00%
                                    -------------------------------------------------------
                                    Cursitor Holdings Ltd.                                      100.00%
                                    -------------------------------------------------------
                                    Whittingdale Nominees Ltd.                                  100.00%
                                    -------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART- 2005
---------------------------------------------------------
LISTING C - MONY
----------------

                                                                                                     State of           State of
                                                                                   Type of          Incorp. or         Principal
                                                                                  Subsidiary         Domicile          Operation
                                                                                  ----------         --------          ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
      ------------------------------------------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                         HCO                DE                 CT
      ------------------------------------------------------------------------------------------------------------------------------
              Vercoe Insurance Agency, Inc.                                       Insurance             OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
              Advest Capital, Inc.                                                Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Billings and Company, Inc.                                          Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
                   Billings Management Co.                                        Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Boston Advisors, Inc.                                               Operating             MA                 MA
              ----------------------------------------------------------------------------------------------------------------------
              Advest Transfer Services, Inc.                                      Operating             DE                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Advest, Inc.                                                        Operating             DE                 CT
              ----------------------------------------------------------------------------------------------------------------------
                   Balanced Capital Services, Inc.                                Insurance             CT                 CT
                   -----------------------------------------------------------------------------------------------------------------
                   Advest Insurance Agency, Inc.                                  Insurance             MA                 MA
              ----------------------------------------------------------------------------------------------------------------------
              Independent Portfolio Consultants, Inc.                             Operating             DE                 FL
              ----------------------------------------------------------------------------------------------------------------------
              A. B. Realty Corp.                                                  Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Bank Street Management Company                                      Operating             CT                 CT
              ----------------------------------------------------------------------------------------------------------------------
              Advest Mortgages, Inc.                                              Operating             DE                 DE
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                 Operating             DE                 CO
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                               Operating             DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                 Operating             DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                          Operating             VA                 VA
      ------------------------------------------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                               Operating             VA                 VA
      ------------------------------------------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                             HCO                DE                 NY
      ------------------------------------------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                           Insurance             NY                 NY
          --------------------------------------------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                       HCO                DE                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.     Insurance         Argentina          Argentina
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                  HCO             Jamaica            Jamaica
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                Operating       Cayman Islands     Cayman Islands
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.             Operating           Brazil             Brazil
                       -------------------------------------------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.          Insurance       Cayman Islands     Cayman Islands
              ----------------------------------------------------------------------------------------------------------------------
              MONY Life Insurance Company of America                              Insurance             AZ                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   Enterprise Accumulation Trust                                  Operating             MA                 GA
                   -----------------------------------------------------------------------------------------------------------------
                   Mony Series Funds, Inc.                                        Operating             MD                 NY
              ----------------------------------------------------------------------------------------------------------------------
              Sagamore Financial, LLC                                                HCO                OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
                   U.S. Financial Life Insurance Company *                        Insurance             OH                 OH
              ----------------------------------------------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                          HCO                DE                 NY
              ----------------------------------------------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                               Operating             OH                 OH
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                           Operating             DE                 PA
                   -----------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                         Operating             OH                 OH
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                      Operating             AL                 AL
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                        Operating             TX                 TX
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                Operating             MA                 MA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                   Operating             WA                 WA
                       -------------------------------------------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                   Operating             NM                 NM
                   -----------------------------------------------------------------------------------------------------------------
                   1740 Ventures, Inc.                                            Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                            Operating             GA                 GA
                   -----------------------------------------------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                         Operating             DE                 GA
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Assets Corp.                                                 HCO                NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                       MONY Benefits Management Corp.                             Operating             DE                 NY
                       -------------------------------------------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                Operating             DE                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   1740 Advisers, Inc.                                            Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                   MONY Securities Corporation                                    Operating             NY                 NY
                   -----------------------------------------------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.            Operating             MN                 NY
                       -------------------------------------------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                          Operating             MN                 NY
      ------------------------------------------------------------------------------------------------------------------------------


                                                                                                              Parent's    Comments
                                                                                               Number of      Percent of    (e.g.,
                                                                                    Federal     Shares        Ownership    Basis of
                                                                                   Tax ID #      Owned        or Control    Control)
                                                                                   ---------     -----        ----------  ----------
AXA Financial, Inc.
--------------------------------------------------------------------------------
      AXA Financial Services, LLC   (Note 2)
      --------------------------------------------------------------------------
          AXA Equitable Life Insurance Company *
      ------------------------------------------------------------------------------------------
      The Advest Group, Inc.                                                       13-4139153
      ------------------------------------------------------------------------------------------
              Vercoe Insurance Agency, Inc.                                        31-0925501         2,997        100.00%
              ----------------------------------------------------------------------------------
              Advest Capital, Inc.                                                 06-1421694         1,000        100.00%
              ----------------------------------------------------------------------------------
              Billings and Company, Inc.                                           06-0968848                      100.00%
              ----------------------------------------------------------------------------------
                   Billings Management Co.                                         06-1053345           500        100.00%
              ----------------------------------------------------------------------------------
              Boston Advisors, Inc.                                                04-2805120           100        100.00%
              ----------------------------------------------------------------------------------
              Advest Transfer Services, Inc.                                       06-1583738           100        100.00%
              ----------------------------------------------------------------------------------
              Advest, Inc.                                                         06-0950348         1,000        100.00%
              ----------------------------------------------------------------------------------
                   Balanced Capital Services, Inc.                                 06-0878468         1,000        100.00%
                   -----------------------------------------------------------------------------
                   Advest Insurance Agency, Inc.                                   04-2590954            75        100.00%
              ----------------------------------------------------------------------------------
              Independent Portfolio Consultants, Inc.                              90-0001325                      100.00%
              ----------------------------------------------------------------------------------
              A. B. Realty Corp.                                                   06-1227868                      100.00%
              ----------------------------------------------------------------------------------
              Bank Street Management Company                                       06-1410955                      100.00%
              ----------------------------------------------------------------------------------
              Advest Mortgages, Inc.                                               06-1545819         1,000        100.00%
      ------------------------------------------------------------------------------------------
      MONY Agricultural Investment Advisers, Inc.                                  75-2961816                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Capital Management, Inc.                                                13-4194065                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Asset Management, Inc.                                                  13-4194080                      100.00%
      ------------------------------------------------------------------------------------------
      Matrix Capital Markets Group, Inc.                                           54-1533186                      100.00%
      ------------------------------------------------------------------------------------------
      Matrix Private Equities, Inc.                                                54-1968996                      100.00%
      ------------------------------------------------------------------------------------------
      MONY Holdings, LLC                                                           13-3976138                      100.00%
      ------------------------------------------------------------------------------------------
          MONY Life Insurance Company *                                            13-1632487                      100.00%
          --------------------------------------------------------------------------------------
              MONY International Holdings, LLC                                     13-3790446                      100.00%
              ----------------------------------------------------------------------------------
                   MONY International Life Insurance Co. Seguros de Vida S.A.      98-0157781                      100.00%
                   -----------------------------------------------------------------------------
                   MONY Financial Resources of the Americas Limited                                                 99.00%
                   -----------------------------------------------------------------------------
                   MONY Bank & Trust Company of the Americas, Ltd.                 98-0152047                      100.00%
                   -----------------------------------------------------------------------------
                       MONY Consultoria e Corretagem de Seguros Ltda.                                               99.00%
                       -------------------------------------------------------------------------
                       MONY Life Insurance Company of the Americas, Ltd.           98-0152046                      100.00%
              ----------------------------------------------------------------------------------
              MONY Life Insurance Company of America                               86-0222062                      100.00%
              ----------------------------------------------------------------------------------
                   Enterprise Accumulation Trust                                   58-6303987                      100.00%
                   -----------------------------------------------------------------------------
                   Mony Series Funds, Inc.                                         13-3388742                      100.00%
              ----------------------------------------------------------------------------------
              Sagamore Financial, LLC                                              31-1296919     1,993,940        100.00%
              ----------------------------------------------------------------------------------
                   U.S. Financial Life Insurance Company *                         38-2046096       405,000        100.00%
              ----------------------------------------------------------------------------------
              MONY Financial Services, Inc.                                        11-3722370         1,000        100.00%
              ----------------------------------------------------------------------------------
                   Financial Marketing Agency, Inc.                                31-1465146            99         99.00%
                   -----------------------------------------------------------------------------
                   MONY Brokerage, Inc.                                            22-3015130         1,500        100.00%
                   -----------------------------------------------------------------------------
                       MBI Insurance Agency of Ohio, Inc.                          31-1562855             5        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Alabama, Inc.                       62-1699522             1        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Texas, Inc.                         74-2861481            10        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Massachusetts, Inc.                 06-1496443             5        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of Washington, Inc.                    91-1940542             1        100.00%
                       -------------------------------------------------------------------------
                       MBI Insurance Agency of New Mexico, Inc.                    62-1705422             1        100.00%
                   -----------------------------------------------------------------------------
                   1740 Ventures, Inc.                                             13-2848244         1,000        100.00%
                   -----------------------------------------------------------------------------
                   Enterprise Capital Management, Inc.                             58-1660289           500        100.00%
                   -----------------------------------------------------------------------------
                       Enterprise Fund Distributors, Inc.                          22-1990598         1,000        100.00%
                   -----------------------------------------------------------------------------
                   MONY Assets Corp.                                               13-2662263       200,000        100.00%
                   -----------------------------------------------------------------------------
                       MONY Benefits Management Corp.                              13-3363383         9,000         90.00%
                       -------------------------------------------------------------------------
                       MONY Benefits Service Corp.                                 13-4194349         2,500         90.00%
                   -----------------------------------------------------------------------------
                   1740 Advisers, Inc.                                             13-2645490        14,600        100.00%
                   -----------------------------------------------------------------------------
                   MONY Securities Corporation                                     13-2645488         7,550        100.00%
                   -----------------------------------------------------------------------------
                       Trusted Insurance Advisers General Agency Corp.             41-1941465         1,000        100.00%
                       -------------------------------------------------------------------------
                       Trusted Investment Advisers Corp.                           41-1941464             1        100.00%
      ------------------------------------------------------------------------------------------

   -  Advest Trust Company merged into Frontier Trust Company in 2004
   -  As of February 18, 2005, MONY Realty Capital, Inc. was sold to MMA.
   -  As of February 2005, MONY Realty Parnters, Inc. was dissolved
   - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLCand an individual holds one share of it stock for Jamaican regulatory reasons.
   - MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLCand an individual holds one share of it stock for Brazilian regulatory reasons.

Item 29. Indemnification

         (a) Indemnification of Officers and Directors

         The by-laws of the AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

             7.4  Indemnification of Directors, Officers and Employees.

             (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                    (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                   (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                  (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

             (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726: Insurance Law ss.1216).

         The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X.L. Insurance Company, Arch Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b) Indemnification of Principal Underwriter

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, Inc. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, Inc. and AXA Advisors, LLC.

         (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

     (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America are the principal underwriters for Separate Accounts 49, 301, FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, A and I, and MONY's Variable Account S and Keynote. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Assistant Vice President and Director

*Jerald E. Hampton                    Director

*Robert S. Jones, Jr.                 Chairman of the Board and Director

*Ned Dane                             President and Director

*Richard Dziadzio                     Director

*Robert Wright                        Director

 Edward J. Hayes                      Executive Vice President
 200 Plaza Drive
 Secaucus, NJ  07096

 Stephen T. Burnthall                 Senior Vice President
 6435 Shiloh Road
 Suite A
 Alpharetta, GA  30005

 Janell Chan                          Senior Vice President
 10840 Ballantyne Commons Parkway
 Charlotte, North Carolina 28277

 James Goodwin                        Senior Vice President
 333 Thornall Street
 Edison, NJ 08837

 Jeffrey Green                        Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                       Senior Vice President and Treasurer

*Jill Cooley                          Chief Operating Officer and Director

*David Cerza                          First Vice President

*Donna M. Dazzo                       First Vice President

*Amy Franceschini                     First Vice  President

*Beth Andreozzi                       Vice President and Deputy General Counsel

*Peter Mastrantuono                   First Vice President

*Raymond T. Barry                     Vice President

*Michael Brzozowski                   Vice President

*Claire A. Comerford                  Vice President

*David Mahler                         Vice President and Compliance Officer

*Mark D. Godofsky                     Senior Vice President and Controller

*Janet Friedman                       Vice President

*Stuart Abrams                        Senior Vice President and General Counsel

*Patricia Roy                         Vice President and Chief Compliance
                                      Officer

*Linda J. Galasso                     Assistant Secretary

*Francesca Divone                     Secretary

*Michael Higgins                      Vice President

*Gary Gordon                          Vice President

 Gisela Jackson                       Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Frank Massa                          Vice President

*Carolann Matthews                    Vice President

*Jose Montengro                       Vice President

*Roger Pacheco                        Vice President

 Edna Russo                           Vice President
 333 Thornall Street
 Edison, NJ 08837

*Michael Ryniker                      Vice President

*Frank Acierno                        Assistant Vice President

*Ruth Shorter                         Assistant Vice President

*Richard Morin                        Assistant Vice President

*Irina Gyula                          Assistant Vice President

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

Jerald Hampton                        Director and Chairman of the Board,
                                      President and Chief Executive Officer

Laura Pantaleo                        Director and Executive Vice President
                                      and Head of Strategic Business Development

James Muller                          Director, Executive Vice President and
                                      Chief Sales Director

Michael McDaniel                      Executive Vice President and National
                                      Sales Manager, Broker/Dealer

Michael Brandreit                     Executive Vice President and National
                                      Sales Manager, Financial Institutions

Megan Condron                         Senior Vice President and National
                                      Accounts Director, Broker/Dealer

Harry Johnson                         Senior Vice President

Jeff Herman                           Senior Vice President

Anthea Perkinson                      Senior Vice President and National
                                      Accounts Director, Financial Institutions

Nelida Garcia                         Senior Vice President

Daniel Roebuck                        Senior Vice President

Bryan Tutor                           Executive Vice President and Chief
                                      Administrative Officer

Kristin Brown                         Senior Vice President

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 31. Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York,
New York 10104, 135 West 50th Street, New York, NY 10020, and 200 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.



Item 32. Management Services

         Not applicable.


Item 33. Representation Regarding Reasonableness of Aggregate Policy Fees and Charges

         AXA Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Policies. AXA Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for AXA Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or any variation therein, based on supplements, data pages or riders to any policies or prospectuses or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 27th day of April, 2005.

                                     SEPARATE ACCOUNT FP OF AXA EQUITABLE
                                     LIFE INSURANCE COMPANY (REGISTRANT)



                                     By:   AXA EQUITABLE LIFE
                                           INSURANCE COMPANY
                                                 (DEPOSITOR)



                                     By:   /s/ Dodie Kent
                                           ------------------------------
                                              (Dodie Kent)
                                               Vice President

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 27th day of April, 2005.

                                            AXA EQUITABLE LIFE INSURANCE COMPANY
                                            (DEPOSITOR)


                                            By:  /s/  Dodie Kent
                                                --------------------------------
                                                     (Dodie Kent)
                                                      Vice President


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                          Vice Chairman of the Board
                                           Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Controller


*DIRECTORS:

Bruce W. Calvert            John C. Graves                 Scott D. Miller
Christopher M. Condron      Mary R. (Nina) Henderson       Joseph H. Moglia
Henri de Castries           James F. Higgins               Peter J. Tobin
Claus-Michael Dill          W. Edwin Jarmain               Stanley B. Tulin
Denis Duverne               Christina Johnson












*By:  /s/ Dodie Kent
     -----------------------
          (Dodie Kent)
          Attorney-in-Fact
          April 27, 2005

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                                                     DOCUMENT TAG
----------                                                      ------------
26.(l)            Opinion and Consent of Brian Lessing          Ex-99.26l
26.(m)            Sample Calculation for Illustrations          Ex-99.26m
26.(n)(i)         Consent of independent registered
                    public accounting firm                      Ex-99.26(n)(i)